UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue
New York, New York 10017-3206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-490-9000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

2012 Annual Report

TIAA-CREF Funds
Equity Funds

October 31, 2012

Understanding your report from TIAA-CREF Funds

For the purposes of this report “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

          This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2012. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.

•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2012.

•	The financial statements provide detailed information about the operations and financial condition of each fund.

          The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement or Premier classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

          You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or

•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

TIAA-CREF Market Monitor

Headwinds or not, U.S. stocks secure strong gains

The U.S. stock market began November 2011, the first of the twelve months covered by this report, with impressive momentum. The Russell 3000® Index, a broad measure of the market’s performance, had just posted a gain of 11.5% in October, its best result for a single month since January 1987.

          However, investors quickly applied the brakes: the Russell index gave back 0.3% in November, and stocks continued to perform erratically throughout the twelve months. They posted gains in eight months and losses in four, with a particularly sharp pullback in May, when the Russell 3000 was down 6.2%. In the end, however, exceptional gains in January (up 5.1%) and February (up 4.2%) helped stocks earn 14.8% for the period.

          The market’s results were broad-based: all ten industry sectors of the Russell 3000 Index were up for the period, eight of them by double digits. Two sizable sectors, health care and financials, provided the main contributions, rising 22.5% and 19.7%, respectively. Lagging far behind were energy, which earned just 5.1%, and information technology, with an 8.8% return.

          U.S. stocks as a whole strongly outperformed both U.S. bonds, which returned 5.3% for the period, as measured by the Barclays U.S. Aggregate Bond Index, and stocks in other developed economies, which earned 4.6% in dollar terms, as measured by the MSCI EAFE Index.

With growth still slow, the Fed acts again

The market’s lack of consistent direction during the twelve-month period was due in part to the nation’s tepid economic recovery. Gross domestic product grew at an annualized rate of just 2.7% in the third quarter, after adjusting for inflation—far below long-term trends. Most of the growth came from increased consumer spending and larger government outlays for defense. Declining exports and reduced capital investment by U.S. businesses acted as a drag on growth during the quarter.

          Throughout the period, it seemed unlikely that any of our trading partners would provide a boost to U.S. growth. Austerity was the rule in Europe, and that led to a slowdown in China because Europe is that nation’s largest customer. The International Monetary Fund cut its 2013 growth forecast for developed economies from 2.0% to 1.5%.

          In response to these developments, the Federal Reserve kept interest rates near zero and said it expected “exceptionally low levels” to continue until at least mid-2015. The Fed also announced that it would increase its holdings of longer-term bonds by about $85 billion each month through the end of 2012. These purchases were intended to push longer-term rates down, support the mortgage market and boost broader financial conditions.

Weak demand remains the economy’s main problem

At the end of October 2012, investors were faced with two main sources of concern. About one there was no real doubt: aggregate demand—the total amount of purchases of goods and services by consumers, businesses and government—was too weak to justify new investments by U.S. businesses. In fact, as the accompanying bar graph shows, business investment dropped for four consecutive quarters, as of the end of September.

          At the heart of the demand problem was the beleaguered American consumer, still burdened by credit card debt, underwater home prices and student loans. In a more typical recovery, incomes would be rising, helping debt levels to fall. Instead, because of persistently high unemployment and stagnant wages, median household income, adjusted for inflation, was 8.1% lower in 2011 than in 2007, the year before the downturn.

          Households weren’t the only source of trouble. The second worry was the federal government’s fiscal problems. Without an agreement between the White House and congressional Republicans, severe spending cuts and hefty tax increases were scheduled to occur on January 1, 2013, which would sharply lower aggregate demand.

          In fact, any foreseeable compromise will probably combine less government spending with higher taxes for some. So, whatever the solution for the nation’s budget, it is unlikely to spur near-term growth in the economy.

Business investment has already fallen off a cliff

Percent change in nonresidential private investment from preceding quarter; includes structures, equipment and software

Business investment in the United States steadily eroded over the twelve months ended September 2012.

Source: Bureau of Economic Analysis, U.S. Department of Commerce, 11/29/2012.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 22 developed market countries outside North America.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 21 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The MSCI All Country World Commodity Producers Sector Capped Index measures the overall performance of commodity producers throughout the world. The largest components of the index include companies focused on integrated oil and gas, fertilizer, agricultural chemicals, and diversified metals and mining.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

          The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

          The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

          The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012–October 31, 2012).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

          Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

          This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	5

Enhanced Large-Cap Growth Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	31.6
Consumer discretionary	17.4
Industrials	12.7
Consumer staples	12.3
Health care	11.0
Financials	4.3
Materials	4.1
Energy	3.3
Telecommunication services	2.5
Short-term investments	1.0
Other assets & liabilities, net	–0.2

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	50.0
More than $15 billion–$50 billion	21.0
More than $2 billion–$15 billion	28.9
$2 billion or less	0.1

Total	100.0

Performance for the twelve months ended October 31, 2012

The Enhanced Large-Cap Growth Index Fund returned 12.07%, compared with the 13.02% return of its benchmark, the Russell 1000® Growth Index.

Large-cap investors favor value over growth

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, large-cap growth issues lagged the 16.89% advance of the large-cap value category, in part because the latter contained more financial stocks, many of which performed well. Within the growth category, large caps outpaced mid- and small-cap stocks, which gained 9.09% and 9.70%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

Technology drives the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index advanced, and six registered double-digit gains. The largest contribution came from information technology, the benchmark’s biggest sector, which rose 12.8%. Health care (up 22.7%) and consumer discretionary (up 15.1%) also made substantial contributions. Together, these three sectors accounted for almost 60% of the benchmark’s market capitalization on October 31, 2012. Solid gains from the consumer staples and industrial sectors also helped benchmark performance.

          Materials and energy—cyclical sectors that faced the headwind of a global economic slowdown—rose 8.1% and 8.7%, respectively.

Performance as of October 31, 2012

		Total return	Average annual total return

Enhanced Large-Cap Growth Index Fund	Inception date	1 year	since inception

Institutional Class	11/30/2007	12.07%	2.80%

Russell 1000 Growth Index	—	13.02	2.76	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

6	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

          The benchmark’s five largest stocks—four of them technology companies—all generated gains but produced widely divergent returns. Strong product sales at Apple, the benchmark’s largest issue on October 31, 2012, drove that stock to a 47.7% advance. Google also outpaced the Russell 1000 Growth Index, rising 14.8%. In contrast, Coca-Cola (up 11.9%), Microsoft (up 10.1%) and IBM (up 7.1%) underperformed the benchmark.

Stock selections dampen relative results

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles and shares the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

          During the period, stock selections using the enhanced indexing methodology had both positive and negative effects on the fund’s relative performance, but the net result was to lower the fund’s return relative to that of its benchmark. Among the largest detractors were overweight positions in software firm Symantec, Verizon, Boeing and Occidental Petroleum. Underweight investments in Home Depot and Time Warner Cable, which advanced 75.7% and 60.2%, respectively, also adversely affected relative results.

          Partly offsetting these negative factors were more favorable results from overweight holdings in Apple, apparel manufacturer PVH, drug maker Pharmasset and biotechnology firm Gilead Sciences. Underweights in energy giants Exxon Mobil and Schlumberger helped relative performance as well.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2012

Enhanced Large-Cap Growth Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$973.76	$1.89

5% annual hypothetical return
Institutional Class	1,000.00	1,023.23	1.93

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.38% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	7

Enhanced Large-Cap Value Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	26.3
Energy	15.9
Health care	11.5
Consumer discretionary	10.6
Industrials	8.1
Information technology	7.4
Consumer staples	6.2
Utilities	5.8
Materials	4.3
Telecommunication services	3.8
Short-term investments	2.9
Other assets & liabilities, net	–2.8

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	39.9
More than $15 billion–$50 billion	25.8
More than $2 billion–$15 billion	33.3
$2 billion or less	1.0

Total	100.0

Performance for the twelve months ended October 31, 2012

The Enhanced Large-Cap Value Index Fund returned 14.73%, compared with the 16.89% return of its benchmark, the Russell 1000® Value Index.

Large-cap value stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, large-cap value issues outperformed the 13.02% return of the large-cap growth category, in part because the former contained more financial stocks, many of which performed well. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 14.99% and 14.47%, respectively. (Investment-style and capitalization-size returns are based on the Russell indexes.)

Financials fuel the benchmark’s advance

For the period, nine of the benchmark’s ten industry sectors posted positive results, with eight registering double-digit advances. The benchmark’s largest sector—financials—gained 19.8% and made the biggest contribution. Strong results from health care (up 23.3%), consumer discretionary (up 30.0%) and industrials (up 19.6%) helped the index as well. Together, these four sectors constituted more than half of the index’s market capitalization on October 31, 2012.

          Conversely, utilities, information technology and energy failed to keep pace with the index. Only the information technology sector posted a loss; it fell 3.6% for the twelve-month period.

Performance as of October 31, 2012

		Total return	Average annual total return

Enhanced Large-Cap Value Index Fund	Inception date	1 year	since inception

Institutional Class	11/30/2007	14.73%	–0.50%

Russell 1000 Value Index	—	16.89	–0.01	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

8	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

          Four of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Pharmaceutical giant Pfizer led the way, earning 34.3%, while General Electric and AT&T rose 30.4% and 24.4%, respectively. Exxon Mobil, the benchmark’s largest individual component in terms of market capitalization at period-end, posted an impressive 19.7% gain, outperforming fellow energy giant Chevron, which returned 8.4%.

Stock choices constrain the fund’s relative results

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles and shares the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

          During the period, stock selections using the enhanced indexing methodology had both positive and negative effects on the fund’s relative performance, but the net result was to lower the fund’s return relative to that of its benchmark. The largest negative detractions came from overweight positions in coal and natural gas producer Walter Energy and international mining company Cliffs Natural Resources, which fell 53.4% and 45.1%, respectively, during the reporting period. Underweight investments in Walt Disney, General Electric and drug maker Merck, all of which posted gains well above the return of the benchmark, also adversely affected relative results.

          These negative effects were countered, in part, by favorable positions, such as overweight holdings in Discover Financial Services and video provider Dish Network. Underweights in technology giant Hewlett-Packard (down 46.7%) and fiber-optics company Corning (down 15.9%) also aided the fund’s relative results, as did its exclusion of Newmont Mining, a Colorado-based gold producer that posted a double-digit loss for the period.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2012

Enhanced Large-Cap Value Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,024.91	$1.93

5% annual hypothetical return
Institutional Class	1,000.00	1,023.23	1.93

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.38% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	9

Growth & Income Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	19.0
Consumer discretionary	13.8
Health care	13.5
Financials	13.2
Consumer staples	11.2
Energy	10.1
Industrials	8.9
Materials	4.0
Telecommunication services	2.9
Utilities	2.2
Short-term investments	1.6
Other assets & liabilities, net	–0.4

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	51.7
More than $15 billion–$50 billion	21.9
More than $2 billion–$15 billion	24.9
$2 billion or less	1.5

Total	100.0

Performance for the twelve months ended October 31, 2012

The Growth & Income Fund returned 14.83% for the Institutional Class, compared with the 15.21% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

Stocks post strong gains despite several setbacks

The double-digit gain of the S&P 500 Index for the twelve-month period masked the gyrations of an unsteady market. During the six months from November 2011 to April 2012, investors bid up U.S. stock prices in response to signs of an improving domestic economy and actions by European policy-makers to resolve that region’s debt crisis. However, the index suffered a 6.01% loss in May, when growth in many nations slowed and investors sought safety in the U.S. bond market.

          Stocks recovered over the summer, when employment numbers improved and the Federal Reserve expanded efforts to lower long-term interest rates and stimulate the U.S. economy. In October, however, disappointing corporate earnings reports and political uncertainty pushed stocks lower.

          Nonetheless, the twelve-month return of the S&P 500 was nearly half a percentage point greater than the 14.75% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. More than one-third of the market value of the Russell index consisted of small- and mid-cap stocks at the end of the period, and both categories underperformed the large-cap stocks of the S&P 500. In the uncertain economic environment, many investors favored the stocks of companies that offered more consistent dividends and greater operational diversity, which tended to be larger companies.

          For the ten years ended October 31, 2012, however, large caps trailed the broad market. The S&P 500 registered an average annual return of 6.91%, versus 7.47% for the Russell 3000.

Performance as of October 31, 2012

		Total return	Average annual total return

Growth & Income Fund	Inception date	1 year	5 years		10 years

Institutional Class	7/1/1999	14.83%	1.40%		8.37%
Retirement Class	10/1/2002	14.61	1.16		8.08
Retail Class	3/31/2006	14.52	1.17		8.27	*
Premier Class	9/30/2009	14.77	1.33	*	8.33	*

S&P 500 Index	—	15.21	0.36		6.91

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

10	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Financials drive the benchmark upward

All ten industry sectors of the S&P 500 rose for the twelve-month period, with eight achieving double-digit ascents. Financials, the second-largest sector of the index in terms of market capitalization on October 31, 2012, climbed 20.2%, providing the greatest contribution to performance. Health care and information technology, the benchmark’s largest sector, returned 22.1% and 10.7%, respectively. Together, these three sectors made up more than 45% of the benchmark at period-end. Consumer discretionary (up 20.2%), consumer staples (up 17.6%) and industrials (up 13.1%) also made important contributions.

          Energy and materials were the only sectors to record single-digit gains, returning 6.5% and 7.4%, respectively. Both are especially sensitive to economic cycles and were adversely affected by signs of a slowing global economy.

Stock choices trim the fund’s relative return

The fund trailed its benchmark primarily because of stock selections that did not perform as anticipated. These included overweight investments in software firm Symantec and in two energy companies: Anadarko Petroleum and Occidental Petroleum. An underweight in drug maker Merck and nonbench-mark holdings in Diamond Foods and footwear manufacturer Deckers Outdoor also reduced relative performance.

          These negative effects were partly offset by positive contributions from several successful positions. Chief among them were drug manufacturer Pharmasset and athletic shoe retailer Foot Locker, two out-of-benchmark stocks. Overweights in Discover Financial Services, Home Depot and biotechnology firm Gilead Sciences aided relative returns as well.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Growth & Income Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,004.81	$2.32
Retirement Class	1,000.00	1,004.48	3.58
Retail Class	1,000.00	1,003.81	4.03
Premier Class	1,000.00	1,005.09	3.07

5% annual hypothetical return
Institutional Class	1,000.00	1,022.82	2.34
Retirement Class	1,000.00	1,021.57	3.61
Retail Class	1,000.00	1,021.11	4.06
Premier Class	1,000.00	1,022.07	3.10

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.71% for the Retirement Class, 0.80% for the Retail Class and 0.61% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	11

Large-Cap Growth Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	35.0
Consumer discretionary	18.5
Health care	14.5
Industrials	11.0
Financials	5.7
Consumer staples	5.2
Materials	4.9
Energy	3.3
Telecommunication services	0.5
Short-term investments	2.8
Other assets & liabilities, net	–1.4

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	39.1
More than $15 billion–$50 billion	32.9
More than $2 billion–$15 billion	27.8
$2 billion or less	0.2

Total	100.0

Performance for the twelve months ended October 31, 2012

The Large-Cap Growth Fund returned 10.95% for the Institutional Class, compared with the 13.02% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Large-cap investors favor value over growth

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, large-cap growth issues lagged the 16.89% advance of the large-cap value category, in part because the latter contained more financial stocks, many of which performed well. Within the growth category, large caps outpaced mid- and small-cap stocks, which gained 9.09% and 9.70%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

          For the five years ended October 31, 2012, the Russell 1000 Growth Index posted an average annual return of 1.95%, outperforming both the 0.59% average gain of the Russell 3000 Index and the –1.00% average return of the large-cap Russell 1000 Value Index.

Technology drives the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index advanced, and six registered double-digit gains. The largest contribution came from information technology, the benchmark’s biggest sector, which rose 12.8%. Health care (up 22.7%) and consumer discretionary (up 15.1%) also made substantial contributions. Together, these three sectors accounted for almost 60% of the

Performance as of October 31, 2012

		Total return	Average annual total return

Large-Cap Growth Fund	Inception date	1 year	5 years		since fund inception

Institutional Class	3/31/2006	10.95%	0.14%		3.84%
Retirement Class	3/31/2006	10.57	–0.13		3.57
Retail Class	3/31/2006	10.44	–0.14		3.59
Premier Class	9/30/2009	10.72	0.04	*	3.76	*

Russell 1000 Growth Index	—	13.02	1.95		4.75	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

†	Performance is calculated from the inception date of the Institutional Class.

12	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

benchmark’s market capitalization on October 31, 2012. Solid gains from the consumer staples and industrial sectors also helped benchmark performance.

          Materials and energy—cyclical sectors that faced the headwind of a global economic slowdown—rose 8.1% and 8.7%, respectively.

          The benchmark’s five largest stocks—four of them technology companies—all generated gains but produced widely divergent returns. Strong product sales at Apple, the benchmark’s largest issue on October 31, 2012, drove that stock to a 47.7% advance. Google also outpaced the Russell 1000 Growth Index, rising 14.8%. In contrast, Coca-Cola (up 11.9%), Microsoft (up 10.1%) and IBM (up 7.1%) underperformed the benchmark.

Stock choices constrain the fund’s relative return

The fund recorded a solid absolute return but failed to keep pace with that of its benchmark, largely due to numerous stock selections that did not perform as expected. These included overweight positions in Watson Pharmaceuticals and in technology firms Juniper Networks and salesforce.com. Nonbenchmark holdings in Japanese social networking provider Gree and British cruise ship operator Carnival also detracted from relative performance.

          The negative effects of these positions were partly offset by positive contributions from various overweight holdings. Chief among these were Visa, Walt Disney, Estée Lauder and casino operator Las Vegas Sands. Avoiding Intel, which fell 9.0% during the twelve-month period, also benefited the fund.

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Large-Cap Growth Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$978.19	$2.34
Retirement Class	1,000.00	976.43	3.58
Retail Class	1,000.00	975.63	4.32
Premier Class	1,000.00	977.31	3.08

5% annual hypothetical return
Institutional Class	1,000.00	1,022.77	2.39
Retirement Class	1,000.00	1,021.52	3.66
Retail Class	1,000.00	1,020.76	4.42
Premier Class	1,000.00	1,022.02	3.15

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.47% for the Institutional Class, 0.72% for the Retirement Class, 0.87% for the Retail Class and 0.62% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	13

Large-Cap Value Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	24.4
Energy	15.7
Health care	13.2
Consumer discretionary	9.9
Industrials	9.9
Consumer staples	8.0
Information technology	7.4
Utilities	4.8
Materials	3.1
Telecommunication services	2.9
Short-term investments	4.4
Other assets & liabilities, net	–3.7

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	40.5
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	29.3
$2 billion or less	5.1

Total	100.0

Performance for the twelve months ended October 31, 2012

The Large-Cap Value Fund returned 16.79% for the Institutional Class, compared with the 16.89% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Large-cap value stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

     For the twelve months, large-cap value issues outperformed the 13.02% return of the large-cap growth category, in part because the former contained more financial stocks, many of which performed well. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 14.99% and 14.47%, respectively. (Investment-style and capitalization-size returns are based on the Russell indexes.)

     For the ten years ended October 31, 2012, the Russell 1000 Value Index posted an average annual gain of 7.34%, outpacing the 7.15% return of the large-cap Russell 1000 Growth Index but slightly lagging the 7.47% average gain of the Russell 3000 Index.

Financials fuel the benchmark’s advance

For the period, nine of the benchmark’s ten industry sectors posted positive results, with eight registering double-digit advances. The benchmark’s largest sector—financials—gained 19.8% and made the biggest contribution. Strong results from health care (up 23.3%), consumer discretionary (up 30.0%) and industrials (up 19.6%) helped the index as well. Together, these four sectors constituted more than half of the index’s market capitalization on October 31, 2012.

Performance as of October 31, 2012

		Total return	Average annual total return

Large-Cap Value Fund	Inception date	1 year	5 years		10 years

Institutional Class	10/1/2002	16.79%	–1.06%		7.97%
Retirement Class	10/1/2002	16.53	–1.30		7.72
Retail Class	10/1/2002	16.36	–1.29		7.73
Premier Class	9/30/2009	16.66	–1.15	*	7.92	*

Russell 1000 Value Index	—	16.89	–1.00		7.34

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

14	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

     Conversely, utilities, information technology and energy failed to keep pace with the index. Only the information technology sector posted a loss; it fell 3.6% for the twelve-month period.

     Four of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Pharmaceutical giant Pfizer led the way, earning 34.3%, while General Electric and AT&T rose 30.4% and 24.4%, respectively. Exxon Mobil, the benchmark’s largest individual component in terms of market capitalization at period-end, posted an impressive 19.7% gain, outperforming fellow energy giant Chevron, which returned 8.4%.

Stock selections limit the fund’s relative return

For the period, the fund produced a solid absolute gain that slightly trailed its benchmark’s. Security selections that detracted from relative performance included overweight holdings in coal and natural gas producer Walter Energy, technology giant Hewlett-Packard and retailer J. C. Penney. Nonbenchmark investments in energy supplier Weatherford International and semiconductor manufacturer RF Micro Devices also limited the fund’s relative return.

     Partly offsetting these negative effects were positive contributors to the fund’s relative results, such as overweight investments in homebuilder PulteGroup, online auction site eBay and Web service company AOL, which rose an exceptional 143.2%. Out-of-benchmark holdings in building products supplier Masco and chemical producer Georgia Gulf helped as well.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Large-Cap Value Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,028.43	$2.35
Retirement Class	1,000.00	1,027.05	3.62
Retail Class	1,000.00	1,026.26	4.23
Premier Class	1,000.00	1,027.74	3.11

5% annual hypothetical return
Institutional Class	1,000.00	1,022.82	2.34
Retirement Class	1,000.00	1,021.57	3.61
Retail Class	1,000.00	1,020.96	4.22
Premier Class	1,000.00	1,022.07	3.10

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.71% for the Retirement Class, 0.83% for the Retail Class and 0.61% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	15

Mid-Cap Growth Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Consumer discretionary	26.1
Information technology	19.2
Industrials	13.3
Health care	12.4
Financials	9.0
Consumer staples	6.2
Energy	5.0
Materials	5.0
Telecommunication services	2.1
Utilities	0.5
Short-term investments	5.6
Other assets & liabilities, net	–4.4

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $15 billion–$50 billion	12.6
More than $2 billion–$15 billion	78.5
$2 billion or less	8.9

Total	100.0

Performance for the twelve months ended October 31, 2012

The Mid-Cap Growth Fund returned 10.66% for the Institutional Class, compared with the 9.09% return of its benchmark, the Russell Midcap® Growth Index. The table below shows returns for all share classes of the fund.

Mid-cap growth stocks gain but lag the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

     For the twelve months, mid-cap growth stocks underperformed the Russell 3000 by more than five-and-a-half percentage points. Within the growth category, mid-cap stocks lagged the 9.70% advance of small-cap issues and the 13.02% return of large-cap equities. (Returns by investment style and capitalization size are based on the Russell indexes.)

     For the ten years ended October 31, 2012, however, the Russell Midcap Growth Index posted an average annual gain of 10.03%, easily outpacing the 7.47% average return of the Russell 3000 Index.

Three large sectors lead the index higher

For the period, eight of the benchmark’s ten industry sectors registered positive results, including six that scored double-digit gains. The strongest contributions came from consumer discretionary, the benchmark’s largest sector, which rose 12.2%, health care (up 22.7%) and industrials (up 13.4%). Together, these three sectors constituted more than one-half of the benchmark’s total market capitalization on October 31, 2012. Solid gains from financials and materials also aided the benchmark.

Performance as of October 31, 2012

		Total return	Average annual total return

Mid-Cap Growth Fund	Inception date	1 year	5 years		10 years

Institutional Class	10/1/2002	10.66%	0.99%		10.12%
Retirement Class	10/1/2002	10.38	0.74		9.82
Retail Class	10/1/2002	10.26	0.73		9.83
Premier Class	9/30/2009	10.48	0.89	*	10.06	*

Russell Midcap Growth Index	—	9.09	1.55		10.03

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

16	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

     Conversely, weakness in the energy and information technology sectors hurt index performance. Down 3.9% and 2.9%, respectively, they represented more than one-fifth of the benchmark at period-end.

     For the period, all of the five largest stocks in the index produced double-digit gains that outpaced the return of the benchmark. Wireless infrastructure provider Crown Castle International led the way with a 61.4% return, while industrial coatings manufacturer PPG Industries, Alexion Pharmaceuticals and Whole Foods Market advanced 38.7%, 33.9% and 32.3%, respectively. Software provider Intuit (up 11.9%) rounded out the top five.

Stock selections lift the fund above its benchmark

The fund surpassed its benchmark by more than one-and-a-half percentage points on the strength of numerous successful stock choices. The largest positive contributions came from overweight positions in oil exploration company Cobalt International, information technology firm Ariba and consumer products maker Jarden. Out-of-benchmark investments in business software company SuccessFactors and network security software provider Sourcefire also helped relative results.

     Security selections that partly offset these successes included nonbenchmark positions in software provider Servicesource and business intelligence producer Qlik Technologies. An overweight stake in mining equipment producer Joy Global and an underweight in Crown Castle International also lowered relative returns slightly.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Mid-Cap Growth Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$969.37	$2.38
Retirement Class	1,000.00	968.35	3.61
Retail Class	1,000.00	967.87	4.16
Premier Class	1,000.00	968.28	3.12

5% annual hypothetical return
Institutional Class	1,000.00	1,022.72	2.44
Retirement Class	1,000.00	1,021.47	3.71
Retail Class	1,000.00	1,020.91	4.27
Premier Class	1,000.00	1,021.97	3.20

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.48% for the Institutional Class, 0.73% for the Retirement Class, 0.84% for the Retail Class and 0.63% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	17

Mid-Cap Value Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	29.0
Consumer discretionary	11.8
Energy	10.3
Industrials	10.1
Utilities	10.0
Information technology	8.7
Materials	7.4
Health care	6.1
Consumer staples	4.8
Telecommunication services	0.6
Short-term investments	3.3
Other assets & liabilities, net	–2.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	0.3
More than $15 billion–$50 billion	20.9
More than $2 billion–$15 billion	73.6
$2 billion or less	5.2

Total	100.0

Performance for the twelve months ended October 31, 2012

The Mid-Cap Value Fund returned 12.66% for the Institutional Class, compared with the 14.99% return of its benchmark, the Russell Midcap® Value Index. The table below shows returns for all share classes of the fund.

Mid-cap value stocks outperform the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, mid-cap value stocks slightly outperformed the Russell 3000. Within the value category, mid caps outpaced the 14.47% return of small-cap stocks but lagged the 16.89% advance of large-cap issues. (Returns by investment style and capitalization size are based on the Russell indexes.)

          For the ten years ended October 31, 2012, the Russell Midcap Value Index generated an average annual return 10.63%, outpacing the 7.47% average gain of the Russell 3000 Index by more than three percentage points.

Financials are key to the benchmark’s rise

For the twelve months, nine of the ten industry sectors of the Russell Midcap Value Index posted gains, including eight that scored double-digit advances. By far, the biggest contribution came from the benchmark’s largest sector—financials—which rose 18.4% and made up nearly one-third of the index’s market capitalization on October 31, 2012. The consumer discretionary sector had the best absolute performance, gaining 26.6%. Strong contributions from utilities and industrials further aided the benchmark’s advance. The only sector to record a loss was information technology; it fell 0.5%.

Performance as of October 31, 2012

		Total return	Average annual total return

Mid-Cap Value Fund	Inception date	1 year	5 years		10 years

Institutional Class	10/1/2002	12.66%	0.32%		11.24%
Retirement Class	10/1/2002	12.41	0.07		10.95
Retail Class	10/1/2002	12.27	0.11		11.00
Premier Class	9/30/2009	12.53	0.23	*	11.19	*

Russell Midcap Value Index	—	14.99	1.68		10.63

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

          Four of the five largest stocks in the index delivered double-digit gains for the twelve-month period. Marathon Petroleum, the largest stock in the index at period-end, returned a stellar 57.1%, while Sempra Energy advanced 34.8%. Ventas and HCP, two real estate investment trusts, rose 18.7% and 16.7%, respectively, topping the return of the benchmark. PPL, a utility, returned 5.8%.

Stock choices undercut the fund’s relative return

Despite its strong absolute gain for the year, the fund underperformed its benchmark by more than two percentage points, largely because of numerous unfavorable stock selections. Chief among these were overweight positions in Mead Johnston Nutrition and oil supplier Sunoco. The fund’s exclusion of telecommunications company Sprint Nextel and homebuilder PulteGroup, both of which scored triple-digit gains, also detracted from performance. An out-of-benchmark investment in bedding manufacturer Tempur-Pedic, which fell 61.2% for the period, trimmed relative results as well.

          These negative effects were partly countered by more advantageous stock choices, including overweights in Discover Financial Services (up 76.2%), chemical manufacturer W.R. Grace (up 53.5%) and video provider Dish Network (up 59.6%). Nonbenchmark positions in electronics storage manufacturer Seagate Technology and homebuilder Ryland Group, which advanced an impressive 152.2%, also positively affected the fund’s relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Mid-Cap Value Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,002.17	$2.32
Retirement Class	1,000.00	1,001.09	3.57
Retail Class	1,000.00	1,000.00	4.07
Premier Class	1,000.00	1,001.63	3.07

5% annual hypothetical return
Institutional Class	1,000.00	1,022.82	2.34
Retirement Class	1,000.00	1,021.57	3.61
Retail Class	1,000.00	1,021.06	4.12
Premier Class	1,000.00	1,022.07	3.10

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.71% for the Retirement Class, 0.81% for the Retail Class and 0.61% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	19

Small-Cap Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	21.3
Information technology	17.3
Industrials	16.1
Consumer discretionary	13.5
Health care	10.7
Energy	6.2
Materials	5.2
Consumer staples	3.8
Utilities	3.7
Telecommunication services	0.6
Short-term investments	10.7
Other assets & liabilities, net	–9.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $15 billion–$50 billion	0.4
More than $2 billion–$15 billion	33.3
$2 billion or less	66.3

Total	100.0

Performance for the twelve months ended October 31, 2012

The Small-Cap Equity Fund returned 9.55% for the Institutional Class, compared with the 12.08% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

Small-cap stocks participate in an upward market

For the twelve-month period, small-cap stocks generated a double-digit gain as they shared in the upward moves that drove the broad U.S. stock market to a 14.75% return, as measured by the Russell 3000® Index. During the first half of the period, small-cap issues rallied, along with stocks of other capitalization sizes, as positive U.S. economic data lifted investors’ confidence and increased their appetite for riskier securities.

          In May small caps, along with the broad market, fell sharply, as slowing global growth sent many investors to the relative safety of U.S. Treasury securities and other high-quality bonds. Stocks rebounded over the summer on signs that the Federal Reserve would soon expand its efforts to lower long-term interest rates and stimulate the economy. In October, however, disappointing corporate earnings reports and political uncertainty pushed stocks lower, leaving the Russell 2000 with a slim 0.95% return for the last six months of the period.

          Within the small-cap category, value issues easily outperformed growth stocks, 14.47% to 9.70%. (Returns by investment style and capitalization size are based on the Russell indexes.)

          For the ten years ended October 31, 2012, the Russell 2000 Index registered an average annual gain of 9.58%, topping the 7.47% average return of the Russell 3000 Index by more than two percentage points.

Performance as of October 31, 2012

		Total return	Average annual total return

Small-Cap Equity Fund*	Inception date	1 year	5 years		10 years

Institutional Class	10/1/2002	9.55%	1.11%		9.15%
Retirement Class	10/1/2002	9.29	0.86		8.86
Retail Class	10/1/2002	9.09	0.84		8.93
Premier Class	9/30/2009	9.35	1.01	†	9.10	†

Russell 2000 Index	—	12.08	1.19		9.58

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

20	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Financials, consumer discretionary and health care lead the way

For the period, nine of the benchmark’s ten industry sectors posted positive returns, and eight scored double-digit gains. The main contribution to the benchmark’s advance came from the large financials sector (up 21.1%), followed by consumer discretionary and health care (up 16.9% and 16.7%, respectively.) Together, these three sectors constituted almost half of the benchmark’s total market capitalization at period-end. Energy, constrained by falling oil and natural gas prices, was the only sector to post a loss for the period, returning
–9.5%.

          For the twelve-month period, all of the benchmark’s five largest stocks produced robust returns, with two posting triple-digit advances. In descending order of market capitalization at period-end, these stocks and their returns were as follows: loan service provider Ocwen Financial (up 166.0%), real estate investment trust Two Harbors Investment (up 48.1%), biopharmaceutical company Pharmacyclics (up 363.7%), railroad Genesee & Wyoming (up 22.4%) and apparel manufacturer Warnaco (up 43.8%).

Stock selections trim the fund’s relative return

While the fund achieved a solid absolute gain for the period, its return lagged that of its benchmark by two-and-a-half percentage points because of several unsuccessful stock choices. Among the biggest detractors were overweight positions in apparel retailer Express, patent and licensing firm Acacia Research, software company MicroStrategy, footwear manufacturer Crocs and Swift Transportation.

          Other overweight holdings, however, helped the fund’s performance. Chief among these were software developer SolarWinds, insurance provider First American Financial, online marketer Liquidity Services and two real estate investment trusts: Extra Space Storage and Newcastle Investment.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Small-Cap Equity Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$985.85	$2.25
Retirement Class	1,000.00	984.97	3.49
Retail Class	1,000.00	984.20	4.19
Premier Class	1,000.00	985.15	2.99

5% annual hypothetical return
Institutional Class	1,000.00	1,022.87	2.29
Retirement Class	1,000.00	1,021.62	3.56
Retail Class	1,000.00	1,020.91	4.27
Premier Class	1,000.00	1,022.12	3.05

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.45% for the Institutional Class, 0.70% for the Retirement Class, 0.84% for the Retail Class and 0.60% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	21

Social Choice Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	19.7
Information technology	16.5
Consumer discretionary	12.0
Health care	11.4
Industrials	11.1
Energy	8.9
Consumer staples	8.6
Materials	5.1
Utilities	4.6
Telecommunication services	1.7
Short-term investments	0.2
Other assets & liabilities, net	0.2

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	23.3
More than $15 billion–$50 billion	45.4
More than $2 billion–$15 billion	27.3
$2 billion or less	4.0

Total	100.0

Performance for the twelve months ended October 31, 2012

The Social Choice Equity Fund returned 10.93% for the Institutional Class, compared with the 14.75% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund screens investments according to social criteria, while the benchmark does not.

Stock exclusions reduce the fund’s relative return

Because of its social screens, the fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was to lower the fund’s results relative to the benchmark’s.

     The fund’s underperformance was due in large part to its exclusion of Apple (up 47.7%), Exxon Mobil (up 19.7%) and General Electric (up 30.4%)—the three largest stocks in the benchmark in terms of market capitalization at period-end. The avoidance of Home Depot, communications provider Comcast and pharmaceutical giant Pfizer also trimmed the fund’s relative results. These stocks advanced 75.7%, 63.2% and 34.3%, respectively.

     These negative effects were partly offset by the benefits of excluding four large-cap energy companies: Occidental Petroleum, Schlumberger, Chevron and Baker Hughes, all of which lagged the benchmark. For the period, energy, constrained by falling oil and natural gas prices, was the weakest-performing sector of the Russell 3000 Index.

Performance as of October 31, 2012

		Total return	Average annual total return

Social Choice Equity Fund	Inception date	1 year	5 years		10 years

Institutional Class	7/1/1999	10.93%	0.62%		7.31%
Retirement Class	10/1/2002	10.68	0.36		6.98
Retail Class	3/31/2006	10.62	0.42		7.19	*
Premier Class	9/30/2009	10.80	0.50	*	7.25	*

Russell 3000 Index	—	14.75	0.59		7.47

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Quantitative modeling techniques help lessen the fund’s risks

To compensate for the fund’s exclusion of some stocks of the Russell 3000 Index, its managers use quantitative (mathematical) modeling and other techniques to attempt to closely match, to the extent practicable, the overall investment characteristics of the portfolio to those of the index.

     During the period, the fund lagged its benchmark partly because of overweight positions in a number of large-cap technology companies that failed to perform as expected. Chief among these were Hewlett-Packard and Dell, which fell 46.7% and 41.1%, respectively, as they struggled with a slowdown in the personal computer market. An overweight holding in energy provider Apache (down 16.4%) also adversely affected the fund’s relative results.

     The largest positive contribution to relative performance came from an overweight stake in chemical company LyondellBasell, which posted an impressive 93.1% rise. The fund also benefited from overweight positions in Time Warner Cable, biotechnology company Gilead Sciences and home improvement retailer Lowe’s, which returned 60.2%, 61.3% and 57.3%, respectively.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Social Choice Equity Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,003.42	$0.91
Retirement Class	1,000.00	1,002.54	2.16
Retail Class	1,000.00	1,001.86	2.47
Premier Class	1,000.00	1,002.58	1.66

5% annual hypothetical return
Institutional Class	1,000.00	1,024.23	0.92
Retirement Class	1,000.00	1,022.97	2.19
Retail Class	1,000.00	1,022.67	2.49
Premier Class	1,000.00	1,023.48	1.68

*

"Expenses paid during period" is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.18% for the Institutional Class, 0.43% for the Retirement Class, 0.49% for the Retail Class and 0.33% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	23

Emerging Markets Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	25.9
Information technology	15.2
Consumer discretionary	14.1
Energy	11.3
Industrials	9.9
Materials	9.1
Consumer staples	8.6
Telecommunication services	2.6
Health care	2.0
Utilities	1.0
Short-term investments	5.6
Other assets & liabilities, net	–5.3

Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2012

China	14.4
Brazil	12.4
Korea	12.2
Russia	6.8
Mexico	6.8
India	6.3
Taiwan	5.8
South Africa	5.2
Indonesia	3.9
Philippines	3.3
23 other nations	17.6
Short-term investments	5.3

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	22.7
More than $15 billion–$50 billion	22.1
More than $2 billion–$15 billion	40.9
$2 billion or less	14.3

Total	100.0

Performance for the twelve months ended October 31, 2012

The Emerging Markets Equity Fund returned 4.00% for the Institutional Class, compared with the 2.63% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

Emerging market stocks fall short of gains elsewhere

After falling 7.72% for the previous twelve months, the MSCI Emerging Markets Index rebounded to post a modest gain for the current twelve-month period, yet it lagged the 4.61% return of the 22 developed nations that comprise the MSCI EAFE Index. The shortfall against the broad U.S. stock market was even more marked: the 14.75% return of the Russell 3000® Index was more than twelve percentage points higher.

          Following declines during the last two months of 2011, emerging market stocks posted a double-digit gain for the first quarter of 2012, as stimulus efforts by both the Federal Reserve and the European Central Bank increased investor appetite for riskier securities. In the spring, however, stocks across the globe fell sharply on signs that worldwide growth was slowing. Emerging market issues bounced back slightly over the summer when the world’s economy showed improvement.

          For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index gained 6.49%.

Losses in Brazil and India weigh on the index

For the twelve-month period, declines in the Brazilian and Indian markets constrained emerging market performance. Brazil—the third-largest country component of the index at period-end—fell 12.7%, while India lost 4.7%. Together, these countries made up nearly one-fifth of the benchmark’s total market capitalization on October 31, 2012. (All returns are in U.S. dollars.)

          These losses were more than offset by gains in several other key index components, including China and Korea, which rose 7.9% and 3.4%, respectively.

Performance as of October 31, 2012

		Total return	Average annual total return

Emerging Markets Equity Fund*	Inception date	1 year	since inception

Institutional Class	8/31/2010	4.00%	2.42%
Retirement Class	8/31/2010	3.71	2.15
Retail Class	8/31/2010	3.50	2.01
Premier Class	8/31/2010	3.96	2.31

MSCI Emerging Markets Index	—	2.63	3.74	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†	Performance is calculated from the inception date of the Institutional Class.

24	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Stock choices boost the fund above its benchmark

In a turbulent environment for emerging market stocks, the fund outperformed its benchmark by more than one-and-a-quarter percentage points, largely because of several favorable stock selections. These included overweight holdings in Samsung and India’s United Spirits. Out-of-benchmark positions in China’s Techtronic Industries and Cambodian hotel and gaming operator Nagacorp also aided relative results, as did an underweight in the Taiwanese technology company HTC.

          These positive results were partly offset by several overweight holdings that did not perform as expected. Chief among these were Russian natural gas producer Novatek and AngloGold Ashanti. The fund’s relative results were also negatively affected by underweights in telecommunications giant China Mobile and in two large-cap financial firms: Bank of China and Brazil’s BM&FBovespa.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Emerging Markets Equity Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$993.34	$4.76
Retirement Class	1,000.00	992.37	6.01
Retail Class	1,000.00	991.41	6.71
Premier Class	1,000.00	993.33	5.51

5% annual hypothetical return
Institutional Class	1,000.00	1,020.36	4.82
Retirement Class	1,000.00	1,019.10	6.09
Retail Class	1,000.00	1,018.40	6.80
Premier Class	1,000.00	1,019.61	5.58

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.95% for the Institutional Class, 1.20% for the Retirement Class, 1.34% for the Retail Class and 1.10% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	25

Enhanced International Equity Index Fund

Portfolio composition

% of net assets
Sector	as of 10/31/2012

Financials	24.3
Industrials	12.2
Consumer staples	11.6
Consumer discretionary	10.0
Health care	10.0
Materials	9.5
Energy	8.2
Telecommunication services	5.1
Information technology	4.1
Utilities	4.0
Short-term investments	4.5
Other assets & liabilities, net	–3.5

Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2012

United Kingdom	19.9
Japan	18.6
Australia	8.3
France	8.3
Germany	8.1
Switzerland	7.9
Netherlands	5.9
Hong Kong	3.1
Sweden	2.7
Spain	2.4
12 other nations	10.4
Short-term investments	4.4

Total	100.0

Holdings by company size

Market	% of equity investments
capitalization	as of 10/31/2012

More than $50 billion	37.3
More than $15 billion–$50 billion	30.9
More than $2 billion–$15 billion	31.3
$2 billion or less	0.5

Total	100.0

Performance for the twelve months ended October 31, 2012

The Enhanced International Equity Index Fund returned 6.33%, compared with the 4.61% return of its benchmark, the MSCI EAFE Index.

Foreign stocks advance but trail U.S. shares

After falling 4.08% for the previous twelve months, the MSCI EAFE Index, which measures stock performance in 22 developed nations outside North America, posted a solid gain for the reporting period. Still, the EAFE’s advance was less than one-third the 14.75% rise of the U.S. stock market, as measured by the Russell 3000® Index.

          Following declines in the last two months of 2011, the EAFE rose in January and February after the European Central Bank (ECB) began offering low-cost loans to the continent’s struggling banks. As worldwide growth slowed in the spring, the EAFE again fell but rebounded over the summer when the U.S. economy gathered momentum and the ECB announced a new bond buying initiative.

          A rising dollar, relative to the euro and yen, hampered foreign stock returns for U.S. investors. (The dollar was relatively flat against the pound.) In terms of local currencies, the EAFE gained 8.17% for the twelve months.

A loss in Japan tempers the benchmark’s rise

The gain in the EAFE index for the twelve months was driven by strong returns from Germany and Switzerland (both up 9.8%) as well as from the benchmark’s largest national component, the United Kingdom, which was up 8.4%. (All returns are in U.S. dollars.) In contrast, a 3.3% decline in Japan—which made up one-fifth of the market capitalization of the index at period-end—and a tepid 2.2% return from France constrained returns.

Performance as of October 31, 2012

		Total return	Average annual total return

Enhanced International Equity Index Fund*	Inception date	1 year	since inception

Institutional Class	11/30/2007	6.33%	–5.56%

MSCI EAFE Index	—	4.61	–5.26	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†	Performance is calculated from the inception date of the Institutional Class.

26	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Stock choices boost the fund’s relative results

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles and shares the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

          During the period, stock selections using the enhanced indexing methodology produced mixed results, but the net effect was to lift the fund’s return significantly, relative to that of its benchmark. Among the largest positive contributors were underweight positions in Spanish telephone company Telefónica and Japan’s Canon. Overweights in Swiss Re and in two British firms, financial services giant Prudential and beverage provider Diageo, also boosted the fund’s relative return.

          These positive effects were partly offset by results from unsuccessful selections, including underweight holdings in Danish health care firm Novo Nordisk and Bayer. Overweights in Italy’s venerable Banca Monte dei Paschi di Siena and Japan’s All Nippon Airways detracted as well.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2012

Enhanced International Equity Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,020.96	$2.49

5% annual hypothetical return
Institutional Class	1,000.00	1,022.67	2.49

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.49% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	27

Global Natural Resources Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Materials	54.0
Energy	27.6
Consumer staples	6.7
Industrials	6.1
Financials	1.0
Utilities	1.0
Short-term investments	2.3
Other assets & liabilities, net	1.3

Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2012

United States	32.0
United Kingdom	10.9
Canada	10.3
Australia	5.9
Switzerland	4.9
Indonesia	4.2
India	3.1
Chile	2.4
Mexico	2.1
Brazil	2.1
19 other nations	19.8
Short-term investments	2.3

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	17.9
More than $15 billion–$50 billion	28.4
More than $2 billion–$15 billion	44.9
$2 billion or less	8.8

Total	100.0

Performance for the period ended October 31, 2012

The Global Natural Resources Fund was launched on November 1, 2011. From that date through October 31, 2012, the fund returned 2.09% for the Institutional Class, compared with the 1.16% return of its benchmark, the MSCI All Country World Commodity Producers Sector Capped Index. The table below shows returns for all share classes of the fund.

The fund’s portfolio spans three main commodity sectors

Under normal circumstances, the Global Natural Resources Fund invests at least 80% of its assets in the securities of companies primarily engaged in the exploration, production, distribution or processing of natural resources as well as in the securities of companies that supply firms producing natural resources. These natural resources include energy, metals, agricultural products or other commodities.

          The fund may also invest in financial instruments that have economic characteristics similar to the securities of natural resource companies. (A financial instrument is an agreement that describes a relationship between two or more parties; it includes stocks, equity-based futures, bonds, pass-through securities, credit swaps and options.)

          While the fund invests primarily in equity securities (stocks), from time to time it may also invest in debt securities (bonds) issued by companies within the natural resources sector or related sectors.

The fund outperforms on the strength of stock selections

For the period from the fund’s inception through October 31, 2012, the fund outperformed its benchmark by nearly a percentage point because of favorable stock choices.

Performance as of October 31, 2012

		Total return

Global Natural Resources Fund*	Inception date	since inception

Institutional Class	11/1/2011	2.09%
Retirement Class	11/1/2011	1.87
Retail Class	11/1/2011	1.64
Premier Class	11/1/2011	1.88

MSCI All Country World Commodity Producers Sector Capped Index	—	1.16	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†	Performance is calculated from the inception date of the Institutional Class.

28	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

          One of the largest contributions came from an overweight position in Colombian energy producer Ecopetrol, which benefited from its emphasis on drilling and exploration and its growth-oriented asset base. The fund also gained from an outsized position in Syngenta, which was aided by high corn and soybean prices, as well as strong growth in the Latin American markets. Other significant contributors included Koza Gold, which reported strong cash flow from rising production, as well as an out-of-benchmark position in NewMarket, a U.S. producer of petroleum additives. An underweight holding in Asian agribusiness Wilmar also helped the fund’s relative performance.

          The effects of these positive contributions were partly offset by results from several other holdings that did not perform as anticipated. These included overweight investments in two producers of steelmaking raw materials, Walter Energy and Cliffs Natural Resources. The fund’s performance was also hurt, relative to its benchmark’s, by its underweight holdings in Exxon Mobil and Monsanto.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustment or of the timing of foreign currency calculations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 invested at fund’s inception

Institutional Class (inception November 1, 2011)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example Six months ended October 31, 2012

Global Natural Resources Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$967.71	$3.71
Retirement Class	1,000.00	966.73	4.94
Retail Class	1,000.00	964.83	5.63
Premier Class	1,000.00	966.73	4.45

5% annual hypothetical return
Institutional Class	1,000.00	1,021.37	3.81
Retirement Class	1,000.00	1,020.11	5.08
Retail Class	1,000.00	1,019.41	5.79
Premier Class	1,000.00	1,020.61	4.57

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.75% for the Institutional Class, 1.00% for the Retirement Class, 1.14% for the Retail Class and 0.90% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	29

International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Materials	22.0
Consumer discretionary	16.4
Industrials	15.8
Consumer staples	13.7
Health care	13.0
Financials	12.8
Energy	2.3
Information technology	1.7
Utilities	1.4
Short-term investments	5.6
Other assets & liabilities, net	–4.7

Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2012

United Kingdom	27.5
Germany	17.4
Switzerland	14.9
Japan	10.1
France	9.9
Sweden	5.6
China	3.0
India	2.5
Hong Kong	1.5
Belgium	1.3
3 other nations	1.0
Short-term investments	5.3

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	14.2
More than $15 billion–$50 billion	30.7
More than $2 billion–$15 billion	51.1
$2 billion or less	4.0

Total	100.0

Performance for the twelve months ended October 31, 2012

The International Equity Fund returned 13.36% for the Institutional Class, compared with the 4.61% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

Foreign stocks advance but trail U.S. shares

After falling 4.08% for the previous twelve months, the MSCI EAFE Index, which measures stock performance in 22 developed nations outside North America, posted a solid gain for the reporting period. Still, the EAFE’s advance was less than one-third the 14.75% rise of the U.S. stock market, as measured by the Russell 3000® Index.

          Following declines in the last two months of 2011, the EAFE rose in January and February after the European Central Bank (ECB) began offering low-cost loans to the continent’s struggling banks. As worldwide growth slowed in the spring, the EAFE again fell but rebounded over the summer when the ECB announced a new bond buying initiative. A rising dollar, relative to the euro and yen, hampered foreign stock returns for U.S. investors. In terms of local currencies, the EAFE gained 8.17% for the twelve months.

          For the ten years ended October 31, 2012, the EAFE’s average annual return was 7.73%, versus 7.47% for the Russell 3000.

A loss in Japan tempers the benchmark’s rise

The gain in the EAFE index for the twelve months was driven by strong returns from Germany and Switzerland (both up 9.8%) as well as from the benchmark’s largest national component, the United Kingdom, which was up 8.4%. (All returns are in U.S. dollars.) In contrast, a 3.3% decline in Japan—which made up one-fifth of the market capitalization of the index at period-end—and a tepid 2.2% return from France constrained returns.

Performance as of October 31, 2012

		Total return	Average annual total return

International Equity Fund*	Inception date	1 year	5 years		10 years

Institutional Class	7/1/1999	13.36%	–6.54%		8.27%
Retirement Class	10/1/2002	13.06	–6.78		7.78
Retail Class	3/31/2006	12.93	–6.76		8.35	†
Premier Class	9/30/2009	13.21	–6.63	†	8.22	†

MSCI EAFE Index	—	4.61	–5.81		7.73

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†

The performance shown for the Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retail and Premier classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

30	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Stock selections propel the fund above its benchmark

For the twelve months, the fund outperformed its benchmark by more than eight-and-a-half percentage points on the strength of favorable stock selections leading to successful allocations in outperforming national markets. These included overweight positions in the stocks of Britain, Germany and Switzerland, where we often are able to find companies that meet our investment criteria, and an underweight in Japan. Among the largest individual contributors were overweight positions in three German companies: Bayer, chemical producer Lanxess and consumer products maker Henkel. Overweights in two British firms, plumbing supplier Wolseley and cruise ship operator Carnival, also boosted the fund’s results.

          These positive effects were partly offset by disappointing results from several unsuccessful stock choices, including overweight positions in British financial company Man Strategic Holdings, Finnish mobile phone manufacturer Nokia and Chinese exporter Li & Fung. An out-of-benchmark stake in the Japanese consumer support website Kakaku.com detracted as well.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

International Equity Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,048.61	$2.68
Retirement Class	1,000.00	1,047.14	3.96
Retail Class	1,000.00	1,046.74	4.68
Premier Class	1,000.00	1,048.72	3.45

5% annual hypothetical return
Institutional Class	1,000.00	1,022.52	2.64
Retirement Class	1,000.00	1,021.27	3.91
Retail Class	1,000.00	1,020.56	4.62
Premier Class	1,000.00	1,021.77	3.40

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.52% for the Institutional Class, 0.77% for the Retirement Class, 0.91% for the Retail Class and 0.67% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	31

Summary portfolio of investments

Enhanced Large-Cap Growth Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$10,542,869	1.0%

CAPITAL GOODS
96,392		Boeing Co	6,789,853	0.7
150,014		Ingersoll-Rand plc	7,055,159	0.7
85,606		Parker Hannifin Corp	6,733,768	0.7
102,927		United Technologies Corp	8,044,774	0.8
		Other	62,109,212	6.1

			90,732,766	9.0

COMMERCIAL & PROFESSIONAL SERVICES			10,452,206	1.0

CONSUMER DURABLES & APPAREL
58,328		Phillips-Van Heusen Corp	6,415,497	0.6
		Other	6,524,312	0.7

			12,939,809	1.3

CONSUMER SERVICES
81,995		McDonald’s Corp	7,117,166	0.7
		Other	21,431,388	2.1

			28,548,554	2.8

DIVERSIFIED FINANCIALS
62,777	*	Affiliated Managers Group, Inc	7,941,290	0.8
42,200		BlackRock, Inc	8,004,496	0.8
		Other	6,135,150	0.6

			22,080,936	2.2

ENERGY
243,777		Schlumberger Ltd	16,949,815	1.7
		Other	16,338,460	1.6

			33,288,275	3.3

FOOD & STAPLES RETAILING
128,018		Costco Wholesale Corp	12,600,812	1.3
140,954		Wal-Mart Stores, Inc	10,574,369	1.0
		Other	3,278,640	0.3

			26,453,821	2.6

FOOD, BEVERAGE & TOBACCO
200,600	e	Campbell Soup Co	7,075,162	0.7
486,606		Coca-Cola Co	18,092,011	1.8
173,695		PepsiCo, Inc	12,026,642	1.2
317,372		Philip Morris International, Inc	28,106,464	2.8
		Other	18,842,404	1.9

			84,142,683	8.4

HEALTH CARE EQUIPMENT & SERVICES
111,735	*	Express Scripts Holding Co	6,876,172	0.7
11,543	*	Intuitive Surgical, Inc	6,258,845	0.6
102,600		McKesson Corp	9,573,606	1.0
		Other	23,475,308	2.3

			46,183,931	4.6

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
123,048		Herbalife Ltd	$6,318,515	0.6%
		Other	6,708,254	0.7

			13,026,769	1.3

INSURANCE			1,236,148	0.1

MATERIALS
159,139		Monsanto Co	13,697,094	1.4
58,072		PPG Industries, Inc	6,799,070	0.7
		Other	20,714,299	2.0

			41,210,463	4.1

MEDIA
412,673		Comcast Corp (Class A)	15,479,364	1.5
170,628	*	DIRECTV	8,720,797	0.9
		Other	15,972,395	1.6

			40,172,556	4.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
153,822		Abbott Laboratories	10,078,417	1.0
78,852	*	Alexion Pharmaceuticals, Inc	7,126,644	0.7
73,997		Allergan, Inc	6,653,810	0.7
137,175		Amgen, Inc	11,871,810	1.2
145,988	*	Gilead Sciences, Inc	9,804,554	1.0
		Other	18,666,925	1.8

			64,202,160	6.4

REAL ESTATE
86,370		Simon Property Group, Inc	13,146,378	1.3
		Other	6,384,376	0.6

			19,530,754	1.9

RETAILING
40,628	*	Amazon.com, Inc	9,459,011	0.9
155,955		Home Depot, Inc	9,572,518	1.0
94,534		Petsmart, Inc	6,276,112	0.6
155,322		Ross Stores, Inc	9,466,876	0.9
283,247		TJX Companies, Inc	11,791,572	1.2
		Other	36,942,419	3.7

			83,508,508	8.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
411,744		Intel Corp	8,903,964	0.9
		Other	3,215,401	0.3

			12,119,365	1.2

SOFTWARE & SERVICES
196,104		Accenture plc	13,219,371	1.3
182,064	*	eBay, Inc	8,791,870	0.9
44,127	*	Google, Inc (Class A)	29,996,211	3.0
152,178		International Business Machines Corp	29,603,186	2.9
30,770		Mastercard, Inc (Class A)	14,182,816	1.4
1,379,830		Microsoft Corp	39,373,449	3.9
798,114		Oracle Corp	24,781,440	2.5
62,359		Visa, Inc (Class A)	8,652,935	0.9
		Other	27,531,192	2.7

			196,132,470	19.5

32	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Growth Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
143,509		Apple, Inc	$85,402,206	8.5%
251,546	*	EMC Corp	6,142,753	0.6
280,761		Qualcomm, Inc	16,445,575	1.6
		Other	2,778,864	0.3

			110,769,398	11.0

TELECOMMUNICATION SERVICES
498,257		Verizon Communications, Inc	22,242,193	2.2
		Other	2,604,739	0.3

			24,846,932	2.5

TRANSPORTATION
80,642		Union Pacific Corp	9,921,386	1.0
160,113		United Parcel Service, Inc (Class B)	11,728,277	1.2
		Other	5,561,675	0.5

			27,211,338	2.7

		TOTAL COMMON STOCKS
		(Cost $835,474,280)	999,332,711	99.2

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
10,041,115	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	10,041,115	1.0

			10,041,115	1.0

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $10,041,115)	10,041,115	1.0

		TOTAL PORTFOLIO
		(Cost $845,515,395)	1,009,373,826	100.2
		OTHER ASSETS & LIABILITIES, NET	(1,737,696)	(0.2)

		NET ASSETS	$1,007,636,130	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,982,779.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	33

Summary portfolio of investments

Enhanced Large-Cap Value Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
514,000		Ford Motor Co	$5,736,240	0.5%
		Other	6,048,165	0.6

			11,784,405	1.1

BANKS
182,500		US Bancorp	6,060,825	0.6
869,998		Wells Fargo & Co	29,310,232	2.8
		Other	16,364,848	1.5

			51,735,905	4.9

CAPITAL GOODS
1,197,224		General Electric Co	25,213,538	2.4
		Other	42,934,125	4.1

			68,147,663	6.5

COMMERCIAL & PROFESSIONAL SERVICES			8,034,041	0.8

CONSUMER DURABLES & APPAREL			23,086,137	2.2

CONSUMER SERVICES			6,981,883	0.7

DIVERSIFIED FINANCIALS
1,037,750		Bank of America Corp	9,671,830	0.9
131,000		Capital One Financial Corp	7,882,270	0.7
417,500		Citigroup, Inc	15,610,325	1.5
148,800		Discover Financial Services	6,100,800	0.6
95,399		Goldman Sachs Group, Inc	11,675,884	1.1
278,688	e	iShares Russell 1000 Value Index Fund	20,009,798	1.9
643,900		JPMorgan Chase & Co	26,837,752	2.6
205,799		PowerShares QQQ Trust Series	13,366,645	1.3
		Other	23,865,593	2.3

			135,020,897	12.9

ENERGY
83,380		Apache Corp	6,899,695	0.7
289,390		Chevron Corp	31,893,672	3.0
209,111		ConocoPhillips	12,097,071	1.2
614,750		Exxon Mobil Corp	56,046,758	5.3
181,900		Marathon Oil Corp	5,467,914	0.5
83,838		Marathon Petroleum Corp	4,605,221	0.5
58,900		National Oilwell Varco, Inc	4,340,930	0.4
124,380		Occidental Petroleum Corp	9,821,045	0.9
109,900		Phillips 66	5,182,884	0.5
		Other	30,488,493	2.9

			166,843,683	15.9

FOOD & STAPLES RETAILING			6,332,991	0.6

FOOD, BEVERAGE & TOBACCO
266,000		Mondelez International, Inc	7,059,640	0.7
76,500		Philip Morris International, Inc	6,774,840	0.6
		Other	26,230,115	2.5

			40,064,595	3.8

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
88,800		Covidien plc	$4,879,560	0.5%
119,775		Medtronic, Inc	4,980,244	0.5
213,999		UnitedHealth Group, Inc	11,983,944	1.1
		Other	19,562,582	1.8

			41,406,330	3.9

HOUSEHOLD & PERSONAL PRODUCTS
192,400		Procter & Gamble Co	13,321,776	1.3
		Other	5,438,514	0.5

			18,760,290	1.8

INSURANCE
127,244	*	Berkshire Hathaway, Inc (Class B)	10,987,519	1.0
128,000		Prudential Financial, Inc	7,302,400	0.7
		Other	34,593,547	3.3

			52,883,466	5.0

MATERIALS
23,250		CF Industries Holdings, Inc	4,770,667	0.5
180,300		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,010,064	0.7
		Other	33,105,786	3.1

			44,886,517	4.3

MEDIA
155,500		CBS Corp (Class B)	5,038,200	0.5
262,750		Comcast Corp (Class A)	9,855,752	0.9
197,500		Walt Disney Co	9,691,325	0.9
		Other	14,417,377	1.4

			39,002,654	3.7

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
118,000		Abbott Laboratories	7,731,360	0.7
149,244		Johnson & Johnson	10,569,460	1.0
197,975		Merck & Co, Inc	9,033,599	0.9
1,193,000		Pfizer, Inc	29,669,910	2.8
		Other	21,818,506	2.1

			78,822,835	7.5

REAL ESTATE
43,800		Public Storage, Inc	6,071,994	0.6
43,190		Simon Property Group, Inc	6,573,950	0.6
88,800		Ventas, Inc	5,618,376	0.6
		Other	18,949,813	1.8

			37,214,133	3.6

RETAILING			30,689,516	2.9

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
271,890		Intel Corp	5,879,621	0.6
		Other	10,062,139	0.9

			15,941,760	1.5

SOFTWARE & SERVICES			29,507,402	2.8

TECHNOLOGY HARDWARE & EQUIPMENT
793,000		Cisco Systems, Inc	13,592,020	1.3
		Other	18,455,220	1.8

			32,047,240	3.1

34	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Value Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
747,500		AT&T, Inc	$25,856,025	2.5%
123,800		CenturyTel, Inc	4,751,444	0.4
		Other	9,372,668	0.9

			39,980,137	3.8

TRANSPORTATION			8,784,829	0.8

UTILITIES
73,998		DTE Energy Co	4,595,276	0.4
101,980		FirstEnergy Corp	4,662,525	0.5
71,898		NextEra Energy, Inc	5,037,174	0.5
118,500		Southern Co	5,550,540	0.5
		Other	41,384,589	3.9

			61,230,104	5.8

		TOTAL COMMON STOCKS
		(Cost $881,456,163)	1,049,189,413	99.9

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
29,937,720	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	29,937,720	2.9

			29,937,720	2.9

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $29,937,720)	29,937,720	2.9

		TOTAL PORTFOLIO
		(Cost $911,393,883)	1,079,127,133	102.8
		OTHER ASSETS & LIABILITIES, NET	(28,950,487)	(2.8)

		NET ASSETS	$1,050,176,646	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,405,570.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	35

Summary portfolio of investments

Growth & Income Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

BANKS
1,077,317		US Bancorp	$35,777,697	1.2%
1,528,549		Wells Fargo & Co	51,496,816	1.8
		Other	10,151,084	0.4

			97,425,597	3.4

CAPITAL GOODS
304,624		Boeing Co	21,457,715	0.7
2,390,689		General Electric Co	50,347,910	1.7
598,639		Honeywell International, Inc	36,660,652	1.3
170,979		Roper Industries, Inc	18,665,777	0.6
		Other	76,799,979	2.7

			203,932,033	7.0

COMMERCIAL & PROFESSIONAL SERVICES			12,128,017	0.4

CONSUMER DURABLES & APPAREL			67,280,431	2.3

CONSUMER SERVICES			43,444,272	1.5

DIVERSIFIED FINANCIALS
1,032,911		Citigroup, Inc	38,620,542	1.3
674,556		Discover Financial Services	27,656,796	1.0
684,026		JPMorgan Chase & Co	28,510,204	1.0
		Other	61,715,130	2.1

			156,502,672	5.4

ENERGY
411,383		Anadarko Petroleum Corp	28,307,264	1.0
602,085		Chevron Corp	66,355,788	2.3
844,966		Exxon Mobil Corp	77,035,550	2.7
389,899		Occidental Petroleum Corp	30,786,425	1.1
517,538		Schlumberger Ltd	35,984,417	1.2
		Other	53,380,421	1.8

			291,849,865	10.1

FOOD & STAPLES RETAILING
407,417		Wal-Mart Stores, Inc	30,564,423	1.0
		Other	14,116,949	0.5

			44,681,372	1.5

FOOD, BEVERAGE & TOBACCO
1,530,806		Coca-Cola Co	56,915,367	1.9
368,818		Hershey Co	25,393,119	0.9
587,105		Philip Morris International, Inc	51,994,019	1.8
		Other	80,358,178	2.8

			214,660,683	7.4

HEALTH CARE EQUIPMENT & SERVICES
472,323		Aetna, Inc	20,640,515	0.7
424,794	*	Express Scripts Holding Co	26,141,823	0.9
		Other	27,229,081	1.0

			74,011,419	2.6

HOUSEHOLD & PERSONAL PRODUCTS
406,809		Procter & Gamble Co	28,167,455	0.9
		Other	36,901,570	1.3

			65,069,025	2.2

Shares		Company	Value	% of net assets

INSURANCE
403,885		ACE Ltd	$31,765,555	1.1%
392,323	*	Berkshire Hathaway, Inc (Class B)	33,877,091	1.2
282,444		Travelers Cos, Inc	20,036,578	0.7
		Other	30,285,441	1.0

			115,964,665	4.0

MATERIALS
418,786		Monsanto Co	36,044,911	1.2
		Other	79,658,358	2.8

			115,703,269	4.0

MEDIA
1,085,189		Comcast Corp (Class A)	40,705,439	1.4
380,818		Viacom, Inc (Class B)	19,524,539	0.7
380,975		Walt Disney Co	18,694,443	0.6
		Other	39,755,229	1.4

			118,679,650	4.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
389,159		Abbott Laboratories	25,497,698	0.9
251,600		Amgen, Inc	21,774,722	0.8
147,983	*	Biogen Idec, Inc	20,454,210	0.7
510,420	*	Gilead Sciences, Inc	34,279,807	1.2
537,158		Johnson & Johnson	38,041,530	1.3
2,597,073		Pfizer, Inc	64,589,205	2.2
234,889	*	Watson Pharmaceuticals, Inc	20,188,710	0.7
		Other	93,632,899	3.2

			318,458,781	11.0

REAL ESTATE			12,854,891	0.4

RETAILING
93,780	*	Amazon.com, Inc	21,833,859	0.8
673,082		Home Depot, Inc	41,313,773	1.4
467,924		Macy’s, Inc	17,813,867	0.6
574,317		TJX Companies, Inc	23,908,817	0.8
		Other	67,337,401	2.3

			172,207,717	5.9

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			36,357,464	1.3

SOFTWARE & SERVICES
621,975	*	eBay, Inc	30,035,173	1.0
47,661	*	Google, Inc (Class A)	32,398,518	1.1
211,873		International Business Machines Corp	41,215,655	1.4
1,889,729		Microsoft Corp	53,923,417	1.9
870,173		Oracle Corp	27,018,872	0.9
		Other	85,963,239	3.0

			270,554,874	9.3

TECHNOLOGY HARDWARE & EQUIPMENT
238,973	d	Apple, Inc	142,212,833	4.9
1,731,280		Cisco Systems, Inc	29,674,139	1.0
533,583		Qualcomm, Inc	31,254,624	1.1
		Other	44,231,672	1.5

			247,373,268	8.5

36	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
1,084,080		Verizon Communications, Inc	$48,393,331	1.7%
		Other	36,577,558	1.2

			84,970,889	2.9

TRANSPORTATION			41,629,351	1.4

UTILITIES
452,154		Edison International	21,224,109	0.8
		Other	41,109,130	1.4

			62,333,239	2.2

		TOTAL COMMON STOCKS
		(Cost $2,422,782,649)	2,868,073,444	98.8

PURCHASED OPTIONS

MATERIALS			8,400	0.0

		TOTAL PURCHASED OPTIONS
		(Cost $11,176)	8,400	0.0

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT			$16,500,000	0.6%

			16,500,000	0.6

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
30,955,445	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	30,955,445	1.0

			30,955,445	1.0

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $47,455,445)	47,455,445	1.6

		TOTAL PORTFOLIO
		(Cost $2,470,249,270)	2,915,537,289	100.4
		OTHER ASSETS & LIABILITIES, NET	(11,903,504)	(0.4)

		NET ASSETS	$2,903,633,785	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.

The aggregate value of securities on loan is $30,314,479.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	37

Summary portfolio of investments

Large-Cap Growth Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$3,205,160	0.2%

CAPITAL GOODS
483,797		Boeing Co	34,078,661	2.2
267,442		Honeywell International, Inc	16,378,148	1.0
229,709		Precision Castparts Corp	39,755,737	2.5
118,173		Roper Industries, Inc	12,900,946	0.8
79,186		W.W. Grainger, Inc	15,948,852	1.0
		Other	4,109,940	0.3

			123,172,284	7.8

COMMERCIAL & PROFESSIONAL SERVICES
349,309	*	Verisk Analytics, Inc	17,814,759	1.1
		Other	10,293,351	0.7

			28,108,110	1.8

CONSUMER DURABLES & APPAREL
170,779		Nike, Inc (Class B)	15,605,785	1.0
153,590		Ralph Lauren Corp	23,605,247	1.5
		Other	15,169,243	0.9

			54,380,275	3.4

CONSUMER SERVICES
699,321		Las Vegas Sands Corp	32,476,467	2.1
510,590		Starbucks Corp	23,436,081	1.5
		Other	2,062,990	0.1

			57,975,538	3.7

DIVERSIFIED FINANCIALS
205,937		Ameriprise Financial, Inc	12,020,543	0.8
129,993		Goldman Sachs Group, Inc	15,909,843	1.0
91,677	*	IntercontinentalExchange, Inc	12,009,687	0.7
572,616		Moody’s Corp	27,577,187	1.7
		Other	22,015,411	1.4

			89,532,671	5.6

ENERGY
145,290	*	Concho Resources, Inc	12,512,375	0.8
442,411		Schlumberger Ltd	30,760,837	1.9
		Other	8,592,069	0.6

			51,865,281	3.3

FOOD & STAPLES RETAILING
262,391		Wal-Mart Stores, Inc	19,684,573	1.2

			19,684,573	1.2

FOOD, BEVERAGE & TOBACCO			16,024,910	1.0

HEALTH CARE EQUIPMENT & SERVICES
183,926	*	Edwards Lifesciences Corp	15,970,295	1.0
38,197	*	Intuitive Surgical, Inc	20,711,177	1.3
		Other	15,664,648	1.0

			52,346,120	3.3

HOUSEHOLD & PERSONAL PRODUCTS
172,840		Beiersdorf AG.	12,574,059	0.8
563,302		Estee Lauder Cos (Class A)	34,710,669	2.2

			47,284,728	3.0

Shares		Company	Value	% of net assets

MATERIALS
519,251		Monsanto Co	$44,691,934	2.8%
		Other	32,580,071	2.1

			77,272,005	4.9

MEDIA
879,899		Comcast Corp (Class A)	33,005,012	2.1
379,448		DISH Network Corp (Class A)	13,519,732	0.8
392,275		Walt Disney Co	19,248,934	1.2
		Other	27,890,456	1.8

			93,664,134	5.9

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
329,997		Abbott Laboratories	21,621,404	1.3
155,203	*	Alexion Pharmaceuticals, Inc	14,027,247	0.9
277,002		Allergan, Inc	24,908,020	1.6
311,395		Amgen, Inc	26,949,680	1.7
511,292	*	Celgene Corp	37,487,930	2.4
190,340	*	Gilead Sciences, Inc	12,783,234	0.8
		Other	39,788,718	2.5

			177,566,233	11.2

REAL ESTATE			1,389,081	0.1

RETAILING
181,539	*	Amazon.com, Inc	42,265,910	2.7
		Other	41,922,873	2.6

			84,188,783	5.3

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
386,434		Broadcom Corp (Class A)	12,186,196	0.8

			12,186,196	0.8

SOFTWARE & SERVICES
842,763	*	Adobe Systems, Inc	28,653,942	1.8
336,361	*	Akamai Technologies, Inc	12,778,354	0.8
251,788	*	Cognizant Technology Solutions Corp (Class A)	16,781,670	1.1
1,046,294	*	eBay, Inc	50,525,537	3.2
310,881	*	Gartner, Inc	14,427,987	0.9
60,419	*	Google, Inc (Class A)	41,071,024	2.6
1,049,907		Intuit, Inc	62,385,474	3.9
57,299		Mastercard, Inc (Class A)	26,410,828	1.7
497,158	*	Red Hat, Inc	24,445,259	1.5
349,700		Tencent Holdings Ltd	12,300,503	0.8
298,693		Visa, Inc (Class A)	41,446,641	2.6
		Other	29,403,775	1.9

			360,630,994	22.8

TECHNOLOGY HARDWARE & EQUIPMENT
203,714		Apple, Inc	121,230,201	7.6
1,241,578	*	EMC Corp	30,319,335	1.9
348,279		Qualcomm, Inc	20,400,443	1.3
		Other	9,099,292	0.6

			181,049,271	11.4

TELECOMMUNICATION SERVICES			7,985,206	0.5

38	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TRANSPORTATION
141,289		FedEx Corp	$12,997,175	0.8%
		Other	9,840,631	0.6

			22,837,806	1.4

		TOTAL COMMON STOCKS
		(Cost $1,338,194,744)	1,562,349,359	98.6

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$23,000,000		0.040%, 11/01/12	23,000,000	1.4

			23,000,000	1.4

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
22,098,647	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	22,098,647	1.4

			22,098,647	1.4

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $45,098,647)	45,098,647	2.8

		TOTAL PORTFOLIO
		(Cost $1,383,293,391)	1,607,448,006	101.4
		OTHER ASSETS & LIABILITIES, NET	(22,188,233)	(1.4)

		NET ASSETS	$1,585,259,773	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

The aggregate value of securities on loan is $21,380,399.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	39

Summary portfolio of investments

Large-Cap Value Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$26,214,551	0.9%

BANKS
519,028		US Bancorp	17,236,920	0.6
2,438,240		Wells Fargo & Co	82,144,306	2.8
		Other	46,154,322	1.6

			145,535,548	5.0

CAPITAL GOODS
281,494		Boeing Co	19,828,438	0.7
4,984,236		General Electric Co	104,968,010	3.6
245,819		SPX Corp	16,860,725	0.5
		Other	73,197,735	2.5

			214,854,908	7.3

COMMERCIAL & PROFESSIONAL SERVICES			29,140,327	1.0

CONSUMER DURABLES & APPAREL			28,742,171	1.0

CONSUMER SERVICES
557,757		Carnival Corp	21,127,835	0.7
405,674	*	Penn National Gaming, Inc	16,401,400	0.6
		Other	40,873,003	1.4

			78,402,238	2.7

DIVERSIFIED FINANCIALS
4,287,555		Bank of America Corp	39,960,013	1.4
422,959		Capital One Financial Corp	25,449,443	0.9
1,537,485		Citigroup, Inc	57,486,564	2.0
966,542		JPMorgan Chase & Co	40,285,470	1.4
1,932,280		Morgan Stanley	33,583,026	1.1
		Other	85,905,325	2.9

			282,669,841	9.7

ENERGY
263,272		Anadarko Petroleum Corp	18,115,746	0.6
709,474		Chevron Corp	78,191,130	2.7
145,289		EOG Resources, Inc	16,924,716	0.6
1,317,178		Exxon Mobil Corp	120,087,118	4.1
619,975		Occidental Petroleum Corp	48,953,226	1.7
1,844,240	*	Weatherford International Ltd	20,839,912	0.7
		Other	155,159,874	5.3

			458,271,722	15.7

FOOD & STAPLES RETAILING			12,521,448	0.4

FOOD, BEVERAGE & TOBACCO
460,394	*	Kraft Foods Group, Inc	20,938,719	0.7
801,538		Mondelez International, Inc	21,272,818	0.7
		Other	82,715,254	2.9

			124,926,791	4.3

HEALTH CARE EQUIPMENT & SERVICES
698,054		Cardinal Health, Inc	28,710,961	1.0
442,377		Medtronic, Inc	18,394,036	0.6
558,192		UnitedHealth Group, Inc	31,258,752	1.1
		Other	31,764,136	1.1

			110,127,885	3.8

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
1,025,801		Procter & Gamble Co	$71,026,461	2.4%
		Other	26,357,316	0.9

			97,383,777	3.3

INSURANCE
334,009		ACE Ltd	26,269,808	0.9
190,772	*	Berkshire Hathaway, Inc (Class B)	16,473,162	0.5
757,310		Hartford Financial Services Group, Inc	16,441,200	0.5
488,750		Marsh & McLennan Cos, Inc	16,632,163	0.6
502,566		Metlife, Inc	17,836,067	0.6
600,692		Principal Financial Group	16,543,058	0.6
340,334		Prudential Financial, Inc	19,416,055	0.7
296,389		Travelers Cos, Inc	21,025,836	0.7
		Other	43,467,538	1.5

			194,104,887	6.6

MATERIALS			90,570,429	3.1

MEDIA
503,508		Comcast Corp (Class A)	18,886,585	0.6
509,849		Time Warner, Inc	22,152,939	0.8
		Other	25,214,753	0.9

			66,254,277	2.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
826,130		Johnson & Johnson	58,506,527	2.0
1,008,466		Merck & Co, Inc	46,016,304	1.6
3,580,242		Pfizer, Inc	89,040,618	3.1
804,699		Teva Pharmaceutical Industries Ltd (ADR)	32,525,933	1.1
		Other	50,675,776	1.7

			276,765,158	9.5

REAL ESTATE
598,151		Weyerhaeuser Co	16,562,801	0.6
		Other	69,926,389	2.4

			86,489,190	3.0

RETAILING
726,234	e	JC Penney Co, Inc	17,436,878	0.6
625,249		Lowe’s Companies, Inc	20,245,563	0.7
		Other	52,764,860	1.8

			90,447,301	3.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			67,778,000	2.3

SOFTWARE & SERVICES
482,994	*	eBay, Inc	23,323,780	0.8
		Other	32,138,773	1.1

			55,462,553	1.9

TECHNOLOGY HARDWARE & EQUIPMENT
2,143,942		Cisco Systems, Inc	36,747,166	1.3
1,279,944		Hewlett-Packard Co	17,727,224	0.6
		Other	39,430,506	1.3

			93,904,896	3.2

40	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
2,242,007		AT&T, Inc	$77,551,022	2.7%
		Other	7,327,315	0.2

			84,878,337	2.9

TRANSPORTATION
1,292,031	*	Hertz Global Holdings, Inc	17,145,251	0.6
		Other	28,284,505	0.9

			45,429,756	1.5

UTILITIES
274,464		Duke Energy Corp	18,029,540	0.6
857,215		Exelon Corp	30,671,153	1.0
611,256		Xcel Energy, Inc	17,267,982	0.6
		Other	75,182,113	2.6

			141,150,788	4.8

		TOTAL COMMON STOCKS
		(Cost $2,775,925,000)	2,902,026,779	99.3

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			13,000,000	0.4

			13,000,000	0.4

Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
115,711,071	a,c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	$115,711,071	4.0%

			115,711,071	4.0

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $128,711,071)	128,711,071	4.4

		TOTAL PORTFOLIO
		(Cost $2,904,636,071)	3,030,737,850	103.7
		OTHER ASSETS & LIABILITIES, NET	(107,798,757)	(3.7)

		NET ASSETS	$2,922,939,093	100.0%

Abbreviation(s):
ADR — American Depositary Receipt

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $111,926,380.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	41

Summary portfolio of investments

Mid-Cap Growth Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$7,932,125	0.6%

BANKS
166,196	*	Signature Bank	11,839,803	0.9

			11,839,803	0.9

CAPITAL GOODS
111,490		Flowserve Corp	15,105,780	1.1
223,931		Ingersoll-Rand plc	10,531,475	0.8
177,258		Roper Industries, Inc	19,351,256	1.4
145,810		Snap-On, Inc	11,275,487	0.8
87,327	*	TransDigm Group, Inc	11,632,830	0.9
		Other	53,507,236	4.0

			121,404,064	9.0

COMMERCIAL & PROFESSIONAL SERVICES
181,064	*	Clean Harbors, Inc	10,565,084	0.8
130,842	*	Stericycle, Inc	12,398,588	0.9
219,394	*	Verisk Analytics, Inc	11,189,094	0.8
		Other	8,327,524	0.6

			42,480,290	3.1

CONSUMER DURABLES & APPAREL
267,385		Jarden Corp	13,315,773	1.0
121,500		Phillips-Van Heusen Corp	13,363,785	1.0
132,188		Polaris Industries, Inc	11,169,886	0.8
176,004		Tupperware Corp	10,401,836	0.8
66,000		VF Corp	10,327,680	0.8
		Other	27,373,439	2.0

			85,952,399	6.4

CONSUMER SERVICES
235,000		Starwood Hotels & Resorts Worldwide, Inc	12,184,750	0.9
		Other	19,804,289	1.5

			31,989,039	2.4

DIVERSIFIED FINANCIALS
98,117	*	Affiliated Managers Group, Inc	12,411,801	0.9
484,228	*,e	Financial Engines, Inc	11,626,314	0.9
461,486	e	iShares Russell Midcap Growth Index Fund	28,035,274	2.1
406,000		Moody’s Corp	19,552,960	1.4
170,000		T Rowe Price Group, Inc	11,039,800	0.8
		Other	6,379,176	0.5

			89,045,325	6.6

ENERGY
193,488	*	Concho Resources, Inc	16,663,187	1.2
		Other	51,051,713	3.8

			67,714,900	5.0

FOOD & STAPLES RETAILING
149,560		Whole Foods Market, Inc	14,167,819	1.0

			14,167,819	1.0

Shares		Company	Value	% of net assets

FOOD, BEVERAGE & TOBACCO
180,168		Ingredion, Inc	$11,073,125	0.8%
111,895		Remy Cointreau S.A.	11,605,512	0.9
		Other	35,709,035	2.6

			58,387,672	4.3

HEALTH CARE EQUIPMENT & SERVICES
347,256	*	Catamaran Corp	16,376,593	1.2
		Other	39,616,600	3.0

			55,993,193	4.2

HOUSEHOLD & PERSONAL PRODUCTS			11,550,496	0.9

MATERIALS
157,627		Ashland, Inc	11,215,161	0.8
142,298		PPG Industries, Inc	16,660,250	1.2
		Other	39,697,854	3.0

			67,573,265	5.0

MEDIA			55,651,163	4.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
185,905	*	Alexion Pharmaceuticals, Inc	16,802,094	1.3
344,263	*	BioMarin Pharmaceuticals, Inc	12,751,501	0.9
81,158	*	Regeneron Pharmaceuticals, Inc	11,548,783	0.9
265,696	*	Vertex Pharmaceuticals, Inc	12,817,175	0.9
		Other	57,801,177	4.3

			111,720,730	8.3

REAL ESTATE
112,555		Boston Properties, Inc	11,964,597	0.9
		Other	7,999,165	0.6

			19,963,762	1.5

RETAILING
259,284		Dick’s Sporting Goods, Inc	12,964,200	1.0
216,034	*	Dollar General Corp	10,503,573	0.8
604,732	*	LKQ Corp	12,632,851	0.9
208,102		Nordstrom, Inc	11,813,951	0.9
223,690		Petsmart, Inc	14,850,779	1.1
246,979		Signet Jewelers Ltd	12,783,633	0.9
		Other	94,074,507	7.0

			169,623,494	12.6

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
393,717		Avago Technologies Ltd	13,004,472	1.0
473,775	*	Skyworks Solutions, Inc	11,086,335	0.8
		Other	9,412,735	0.7

			33,503,542	2.5

SOFTWARE & SERVICES
165,636	*	Ansys, Inc	11,740,280	0.9
377,680		Intuit, Inc	22,441,746	1.7
129,417	*	LinkedIn Corp	13,838,560	1.0
172,192	*	Rackspace Hosting, Inc	10,966,908	0.8
230,718	*	Teradata Corp	15,760,346	1.2
		Other	120,349,437	8.9

			195,097,277	14.5

42	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
269,410	*	Trimble Navigation Ltd	$12,710,764	0.9%
		Other	16,968,743	1.3

			29,679,507	2.2

TELECOMMUNICATION SERVICES
206,019	*	Crown Castle International Corp	13,751,768	1.0
218,210	*	SBA Communications Corp (Class A)	14,539,333	1.1

			28,291,101	2.1

TRANSPORTATION			15,105,654	1.1

UTILITIES			7,040,000	0.5

		TOTAL COMMON STOCKS
		(Cost $1,151,294,040)	1,331,706,620	98.8

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$13,000,000		0.040%, 11/01/12	13,000,000	1.0

			13,000,000	1.0

Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
62,144,982	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	$62,144,982	4.6%

			62,144,982	4.6

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $75,144,982)	75,144,982	5.6

		TOTAL PORTFOLIO
		(Cost $1,226,439,022)	1,406,851,602	104.4
		OTHER ASSETS & LIABILITIES, NET	(59,183,619)	(4.4)

		NET ASSETS	$1,347,667,983	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $60,949,618.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	43

Summary portfolio of investments

Mid-Cap Value Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$42,918,250	1.3%

BANKS
585,000	*	CIT Group, Inc	21,773,700	0.7
2,275,000		Fifth Third Bancorp	33,055,750	1.0
3,440,000		Huntington Bancshares, Inc	21,981,600	0.7
176,961	e	M&T Bank Corp	18,421,640	0.6
		Other	86,098,186	2.7

			181,330,876	5.7

CAPITAL GOODS
640,199		KBR, Inc	17,835,944	0.6
		Other	235,354,171	7.3

			253,190,115	7.9

COMMERCIAL & PROFESSIONAL SERVICES			11,623,500	0.4

CONSUMER DURABLES & APPAREL
987,688		DR Horton, Inc	20,701,940	0.6
380,000		Jarden Corp	18,924,000	0.6
		Other	56,082,368	1.8

			95,708,308	3.0

CONSUMER SERVICES			23,074,418	0.7

DIVERSIFIED FINANCIALS
369,689		Ameriprise Financial, Inc	21,578,747	0.7
807,000		Discover Financial Services	33,087,000	1.0
		Other	30,161,563	1.0

			84,827,310	2.7

ENERGY
395,000		Anadarko Petroleum Corp	27,179,950	0.9
532,500		Consol Energy, Inc	18,722,700	0.6
335,000		Equitable Resources, Inc	20,311,050	0.6
298,000		Noble Energy, Inc	28,312,980	0.9
		Other	235,259,760	7.3

			329,786,440	10.3

FOOD & STAPLES RETAILING			9,382,317	0.3

FOOD, BEVERAGE & TOBACCO
320,000		Bunge Ltd	22,729,600	0.7
		Other	106,733,716	3.3

			129,463,316	4.0

HEALTH CARE EQUIPMENT & SERVICES
530,000		Cigna Corp	27,030,000	0.8
240,000		Humana, Inc	17,824,800	0.6
		Other	96,791,651	3.0

			141,646,451	4.4

HOUSEHOLD & PERSONAL PRODUCTS			13,580,608	0.4

Shares		Company	Value	% of net assets

INSURANCE
269,048		ACE Ltd	$21,160,625	0.7%
581,257		Aon plc	31,358,815	1.0
461,224	*	Arch Capital Group Ltd	20,363,040	0.6
798,000		Marsh & McLennan Cos, Inc	27,155,940	0.8
230,000		PartnerRe Ltd	18,630,000	0.6
265,000		RenaissanceRe Holdings Ltd	21,560,400	0.7
1,054,228		XL Capital Ltd	26,081,601	0.8
		Other	122,615,889	3.8

			288,926,310	9.0

MATERIALS
383,916		Ashland, Inc	27,315,623	0.9
324,085		Cytec Industries, Inc	22,303,530	0.7
710,000		International Paper Co	25,439,300	0.8
520,000	*	WR Grace & Co	33,363,200	1.0
		Other	127,903,247	4.0

			236,324,900	7.4

MEDIA
880,371		DISH Network Corp (Class A)	31,367,619	1.0
1,780,000		Interpublic Group of Cos, Inc	17,978,000	0.5
		Other	35,298,691	1.1

			84,644,310	2.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			53,688,872	1.7

REAL ESTATE
549,253		AMB Property Corp	18,833,885	0.6
575,263		American Capital Agency Corp	18,995,184	0.6
1,135,754		Annaly Capital Management, Inc	18,331,070	0.6
272,342		Boston Properties, Inc	28,949,955	0.9
275,000		SL Green Realty Corp	20,707,500	0.6
405,000		Ventas, Inc	25,624,350	0.8
291,011		Vornado Realty Trust	23,341,992	0.7
		Other	223,458,037	7.0

			378,241,973	11.8

RETAILING
535,822		Foot Locker, Inc	17,950,037	0.5
1,070,000	*	Liberty Media Holding Corp (Interactive A)	21,400,000	0.7
815,000		Macy’s, Inc	31,027,050	1.0
		Other	62,435,728	1.9

			132,812,815	4.1

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,490,000	*	Nvidia Corp	17,835,300	0.6
		Other	73,720,409	2.3

			91,555,709	2.9

SOFTWARE & SERVICES			90,560,260	2.8

TECHNOLOGY HARDWARE & EQUIPMENT
1,340,000	*	Juniper Networks, Inc	22,203,800	0.7
		Other	74,821,472	2.3

			97,025,272	3.0

44	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES			$17,702,165	0.6%

TRANSPORTATION			58,109,300	1.8

UTILITIES
1,345,000		Centerpoint Energy, Inc	29,146,150	0.9
696,000		Edison International	32,670,240	1.0
761,343		NiSource, Inc	19,391,406	0.6
351,960		OGE Energy Corp	20,265,857	0.6
895,093		PPL Corp	26,476,851	0.8
421,825		Sempra Energy	29,422,294	0.9
853,939		Xcel Energy, Inc	24,123,777	0.8
		Other	140,074,935	4.4

			321,571,510	10.0

		TOTAL COMMON STOCKS
		(Cost $2,726,533,987)	3,167,695,305	98.8

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$34,000,000		0.040%, 11/01/12	34,000,000	1.1

			34,000,000	1.1

Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
70,510,308	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	$70,510,308	2.2%

			70,510,308	2.2

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $104,510,308)	104,510,308	3.3

		TOTAL PORTFOLIO
		(Cost $2,831,044,295)	3,272,205,613	102.1
		OTHER ASSETS & LIABILITIES, NET	(66,487,722)	(2.1)

		NET ASSETS	$3,205,717,891	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $69,645,281.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	45

Summary portfolio of investments

Small-Cap Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$12,728,062	0.8%

BANKS
650,941		FirstMerit Corp	9,022,042	0.5
212,490	*	Ocwen Financial Corp	8,195,740	0.5
146,800	*	Signature Bank	10,458,032	0.6
194,615	*	SVB Financial Group	11,013,263	0.7
		Other	89,903,003	5.3

			128,592,080	7.6

CAPITAL GOODS
335,300		Actuant Corp (Class A)	9,468,872	0.6
240,700		Acuity Brands, Inc	15,573,290	0.9
241,823		Applied Industrial Technologies, Inc	9,815,595	0.6
240,746		Belden CDT, Inc	8,618,707	0.5
160,900	*	Chart Industries, Inc	11,390,111	0.7
258,777	*	EnerSys	8,922,631	0.5
149,900	*	Teledyne Technologies, Inc	9,598,097	0.6
143,500	*	WABCO Holdings, Inc	8,404,795	0.5
		Other	89,898,251	5.3

			171,690,349	10.2

COMMERCIAL & PROFESSIONAL SERVICES
188,984	*	Advisory Board Co	8,976,740	0.5
333,253	*	Tetra Tech, Inc	8,644,583	0.5
		Other	49,501,695	3.0

			67,123,018	4.0

CONSUMER DURABLES & APPAREL
547,779	*,e	Beazer Homes USA, Inc	9,032,876	0.6
515,700		Brunswick Corp	12,165,363	0.7
287,500	*,e	Vera Bradley, Inc	8,570,375	0.5
		Other	32,373,844	1.9

			62,142,458	3.7

CONSUMER SERVICES
383,900	*	Grand Canyon Education, Inc	8,353,664	0.5
		Other	54,040,901	3.2

			62,394,565	3.7

DIVERSIFIED FINANCIALS
210,000		Greenhill & Co, Inc	10,021,200	0.6
		Other	21,924,757	1.3

			31,945,957	1.9

ENERGY
184,122		Bristow Group, Inc	9,191,370	0.6
266,213		Energy XXI Bermuda Ltd	8,811,651	0.5
337,000	e	Western Refining, Inc	8,381,190	0.5
		Other	77,715,347	4.6

			104,099,558	6.2

FOOD & STAPLES RETAILING			24,876,911	1.5

FOOD, BEVERAGE & TOBACCO			21,073,798	1.3

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
187,779	*	Cyberonics, Inc	$8,684,779	0.5%
		Other	89,248,594	5.3

			97,933,373	5.8

HOUSEHOLD & PERSONAL PRODUCTS
212,318	e	Nu Skin Enterprises, Inc (Class A)	10,049,011	0.6
		Other	7,164,314	0.4

			17,213,325	1.0

INSURANCE
132,700		Allied World Assurance Co Holdings Ltd	10,655,810	0.6
552,361		First American Financial Corp	12,566,213	0.8
		Other	44,889,513	2.7

			68,111,536	4.1

MATERIALS
448,000	*	Coeur d’Alene Mines Corp	13,847,680	0.8
116,320		Minerals Technologies, Inc	8,335,491	0.5
		Other	65,643,156	3.9

			87,826,327	5.2

MEDIA
248,281		Arbitron, Inc	9,027,497	0.5
		Other	14,107,665	0.9

			23,135,162	1.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
272,500	*	Parexel International Corp	8,363,025	0.5
		Other	73,492,662	4.4

			81,855,687	4.9

REAL ESTATE
128,911		Equity Lifestyle Properties, Inc	8,679,578	0.5
394,562		Extra Space Storage, Inc	13,608,443	0.8
481,300		Omega Healthcare Investors, Inc	11,041,022	0.7
215,406		Post Properties, Inc	10,513,967	0.6
141,453		Sovran Self Storage, Inc	8,175,983	0.5
391,000	d	Starwood Property Trust, Inc	8,961,720	0.5
		Other	68,386,793	4.1

			129,367,506	7.7

RETAILING
289,670	*	Ann Taylor Stores Corp	10,184,797	0.6
285,100	*,e	Francesca’s Holdings Corp	8,419,003	0.5
		Other	47,326,196	2.8

			65,929,996	3.9

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			58,840,450	3.5

SOFTWARE & SERVICES
386,209	*	Aspen Technology, Inc	9,570,259	0.5
220,824	*	Commvault Systems, Inc	13,794,875	0.8
200,100		IAC/InterActiveCorp	9,674,835	0.6
162,685	*	Manhattan Associates, Inc	9,761,100	0.6
241,026		MAXIMUS, Inc	13,299,815	0.8
		Other	83,652,219	5.0

			139,753,103	8.3

46	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
111,864	*	OSI Systems, Inc	$8,865,222	0.5%
		Other	83,221,187	5.0

			92,086,409	5.5

TELECOMMUNICATION SERVICES
376,248	*	tw telecom inc (Class A)	9,583,036	0.6
		Other	827,216	0.0

			10,410,252	0.6

TRANSPORTATION
274,576	*	Alaska Air Group, Inc	10,499,786	0.6
		Other	20,851,614	1.3

			31,351,400	1.9

UTILITIES
313,300		Black Hills Corp	11,206,741	0.7
379,789		Portland General Electric Co	10,406,219	0.6
		Other	40,772,332	2.4

			62,385,292	3.7

		TOTAL COMMON STOCKS
		(Cost $1,526,928,447)	1,652,866,574	98.4

Principal		Issuer

SHORT-TERM INVESTMENTS

TREASURY DEBT
		United States Treasury Bill
$23,000,000		0.040%, 11/01/12	23,000,000	1.4

			23,000,000	1.4

Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
157,154,884	a,c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	$157,154,884	9.3%

			157,154,884	9.3

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $180,154,884)	180,154,884	10.7

		TOTAL PORTFOLIO
		(Cost $1,707,083,331)	1,833,021,458	109.1
		OTHER ASSETS & LIABILITIES, NET	(152,588,503)	(9.1)

		NET ASSETS	$1,680,432,955	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $154,026,165.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	47

Summary portfolio of investments

Social Choice Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$16,126,600	1.3%

BANKS
132,788		PNC Financial Services Group, Inc	7,726,934	0.6
321,544		US Bancorp	10,678,476	0.9
		Other	20,650,579	1.7

			39,055,989	3.2

CAPITAL GOODS
115,782		3M Co	10,142,503	0.8
149,482		Danaher Corp	7,732,704	0.6
88,014		Deere & Co	7,519,916	0.6
168,165		Emerson Electric Co	8,144,231	0.7
131,892		Illinois Tool Works, Inc	8,088,936	0.7
45,009		Precision Castparts Corp	7,789,708	0.6
		Other	49,196,125	4.0

			98,614,123	8.0

COMMERCIAL & PROFESSIONAL SERVICES			11,160,804	0.9

CONSUMER DURABLES & APPAREL			14,747,449	1.2

CONSUMER SERVICES
139,947		McDonald’s Corp	12,147,399	1.0
		Other	16,806,643	1.3

			28,954,042	2.3

DIVERSIFIED FINANCIALS
179,311		American Express Co	10,036,037	0.8
315,657		Bank of New York Mellon Corp	7,799,885	0.7
145,655		Capital One Financial Corp	8,764,061	0.7
		Other	54,176,858	4.4

			80,776,841	6.6

ENERGY
75,829		EOG Resources, Inc	8,833,320	0.7
113,336		National Oilwell Varco, Inc	8,352,863	0.7
		Other	91,925,157	7.5

			109,111,340	8.9

FOOD & STAPLES RETAILING			11,567,715	0.9

FOOD, BEVERAGE & TOBACCO
190,209		General Mills, Inc	7,623,577	0.6
202,282		PepsiCo, Inc	14,006,006	1.1
		Other	28,537,533	2.3

			50,167,116	4.0

HEALTH CARE EQUIPMENT & SERVICES
148,508		Baxter International, Inc	9,301,056	0.7
224,655		Medtronic, Inc	9,341,155	0.8
		Other	27,235,021	2.2

			45,877,232	3.7

HOUSEHOLD & PERSONAL PRODUCTS
91,542		Colgate-Palmolive Co	9,608,248	0.8
96,558		Kimberly-Clark Corp	8,057,765	0.6
302,396		Procter & Gamble Co	20,937,899	1.7
		Other	6,163,782	0.5

			44,767,694	3.6

Shares		Company	Value	% of net assets

INSURANCE
103,892		ACE Ltd	$8,171,106	0.7%
206,300	*	Berkshire Hathaway, Inc (Class B)	17,814,005	1.4
99,993		Chubb Corp	7,697,461	0.6
115,407		Travelers Cos, Inc	8,186,973	0.7
		Other	33,425,334	2.7

			75,294,879	6.1

MATERIALS
144,478		LyondellBasell Industries AF S.C.A	7,713,681	0.6
74,691		Praxair, Inc	7,932,931	0.6
		Other	47,632,827	3.9

			63,279,439	5.1

MEDIA
88,316		Time Warner Cable, Inc	8,752,999	0.7
		Other	21,604,463	1.8

			30,357,462	2.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
213,285		Abbott Laboratories	13,974,433	1.1
57,516	*	Biogen Idec, Inc	7,949,862	0.7
305,470		Bristol-Myers Squibb Co	10,156,878	0.8
154,109	*	Gilead Sciences, Inc	10,349,960	0.9
302,032		Johnson & Johnson	21,389,906	1.7
382,588		Merck & Co, Inc	17,457,490	1.4
		Other	13,260,555	1.1

			94,539,084	7.7

REAL ESTATE
118,102		American Tower Corp	8,891,899	0.7
61,265		Simon Property Group, Inc	9,325,146	0.8
		Other	29,429,618	2.4

			47,646,663	3.9

RETAILING
258,837		Lowe’s Companies, Inc	8,381,142	0.7
141,484		Target Corp	9,019,605	0.7
195,882		TJX Companies, Inc	8,154,568	0.7
		Other	32,442,024	2.6

			57,997,339	4.7

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
626,809		Intel Corp	13,554,744	1.1
276,831		Texas Instruments, Inc	7,776,183	0.6
		Other	12,351,682	1.0

			33,682,609	2.7

SOFTWARE & SERVICES
141,681		Accenture plc	9,550,716	0.8
29,015	*	Google, Inc (Class A)	19,723,527	1.6
115,747		International Business Machines Corp	22,516,264	1.8
485,771		Oracle Corp	15,083,190	1.2
		Other	45,955,650	3.8

			112,829,347	9.2

48	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
741,257		Cisco Systems, Inc	$12,705,145	1.0%
381,507	*	EMC Corp	9,316,401	0.8
167,422		Qualcomm, Inc	9,806,744	0.8
		Other	25,094,354	2.0

			56,922,644	4.6

TELECOMMUNICATION SERVICES			20,795,118	1.7

TRANSPORTATION
118,871		United Parcel Service, Inc (Class B)	8,707,301	0.7
		Other	18,748,305	1.5

			27,455,606	2.2

UTILITIES
118,792		NextEra Energy, Inc	8,322,568	0.7
		Other	48,198,512	3.9

			56,521,080	4.6

		TOTAL COMMON STOCKS
		(Cost $1,053,605,177)	1,228,248,215	99.6

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT			$2,499,752	0.2%

			2,499,752	0.2

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,499,752)	2,499,752	0.2

		TOTAL PORTFOLIO
		(Cost $1,056,104,929)	1,230,747,967	99.8
		OTHER ASSETS & LIABILITIES, NET	2,034,741	0.2

		NET ASSETS	$1,232,782,708	100.0%

*	Non-income producing.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	49

Summary portfolio of investments

Emerging Markets Equity Fund ▪ October 31, 2012

Principal		Issuer	Value	% of net assets

CORPORATE BONDS

BRAZIL			$191,670	0.0%

		TOTAL CORPORATE BONDS
		(Cost $144,807)	191,670	0.0

EQUITY-LINKED NOTES

GERMANY			1,410,702	0.2

NIGERIA			1,367,123	0.2

		TOTAL EQUITY-LINKED NOTES
		(Cost $2,575,210)	2,777,825	0.4

Shares		Company

COMMON STOCKS

ARGENTINA			1,325,215	0.2

AUSTRALIA			3,724,132	0.6

BRAZIL
268,824		Banco Bradesco S.A. (Preference)	4,235,429	0.7
512,700		Banco Itau Holding Financeira S.A.	7,497,201	1.2
265,200		BR Malls Participacoes S.A.	3,486,295	0.6
404,100		Cia de Concessoes Rodoviarias	3,553,446	0.6
154,300		Cosan SA Industria e Comercio	2,959,053	0.5
773,745		Petroleo Brasileiro S.A.	8,190,600	1.3
354,700		Vale S.A.	6,540,220	1.0
		Other	37,413,047	6.1

			73,875,291	12.0

CAMBODIA			1,832,745	0.3

CHILE
6,698,971		Empresas La Polar S.A.	3,225,920	0.6
		Other	2,609,244	0.4

			5,835,164	1.0

CHINA
10,445,090		China Construction Bank	7,830,326	1.3
1,774,000		China Life Insurance Co Ltd	5,216,464	0.8
1,454,000	e	China Overseas Land & Investment Ltd	3,785,994	0.6
894,500		China Shenhua Energy Co Ltd	3,790,174	0.6
2,629,000		CNOOC Ltd	5,410,418	0.9
15,340,834		Industrial & Commercial Bank of China	10,101,923	1.6
517,500	e	Ping An Insurance Group Co of China Ltd	4,072,485	0.7
134,982	e	Spreadtrum Communications, Inc (ADR)	3,111,335	0.5
255,000	e	Tencent Holdings Ltd	8,969,483	1.5
750,000		Xinao Gas Holdings Ltd	3,114,578	0.5
		Other	38,673,712	6.3

			94,076,892	15.3

Shares		Company	Value	% of net assets

COLOMBIA
1,442,134		Ecopetrol S.A.	$4,290,742	0.7%
		Other	7,685,941	1.3

			11,976,683	2.0

CYPRUS
159,895		Globaltrans Investment plc (GDR)	2,958,058	0.5

			2,958,058	0.5

EGYPT			1,470,835	0.2

HONG KONG
1,877,500		Techtronic Industries Co	3,558,825	0.6
		Other	7,344,960	1.2

			10,903,785	1.8

INDIA
282,437		HDFC Bank Ltd	3,316,983	0.6
611,035		ITC Ltd	3,202,917	0.5
248,685		Sun Pharmaceuticals Industries Ltd	3,203,211	0.5
		Other	31,115,632	5.1

			40,838,743	6.7

INDONESIA
4,653,500		PT Astra International Tbk	3,884,347	0.7
13,714,500	*	PT MNC Sky Vision Tbk	3,105,574	0.5
		Other	17,987,582	2.9

			24,977,503	4.1

ITALY			2,329,458	0.4

JAPAN			1,633,969	0.3

KOREA, REPUBLIC OF
31,993		Hyundai Motor Co	6,575,156	1.1
12,051		LG Chem Ltd	3,380,540	0.6
27,789		Samsung Electronics Co Ltd	33,347,838	5.4
		Other	35,294,113	5.7

			78,597,647	12.8

LUXEMBOURG			1,420,012	0.2

MACAU
854,400		Sands China Ltd	3,193,839	0.5

			3,193,839	0.5

MALAYSIA			2,750,500	0.4

MEXICO
1,781,000	e	Alfa S.A. de C.V. (Class A)	3,284,798	0.5
4,667,484	*,e	Cemex S.A. de C.V.	4,231,177	0.7
504,200		Fomento Economico Mexicano S.A. de C.V.	4,540,649	0.8
674,080		Grupo Financiero Banorte S.A. de C.V.	3,745,175	0.6
779,506	e	Mexichem SAB de C.V.	3,863,002	0.6
		Other	24,610,581	4.0

			44,275,382	7.2

PERU			6,198,521	1.0

PHILIPPINES			21,392,494	3.5

50	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

POLAND			$2,644,018	0.4%

RUSSIA
842,216		Gazprom OAO (ADR)	7,735,742	1.3
107,887		LUKOIL (ADR)	6,547,478	1.1
111,820		Magnit OAO (GDR)	3,981,380	0.6
50,034		NovaTek OAO (GDR)	5,728,585	0.9
482,373		Rosneft Oil Co (GDR)	3,584,174	0.6
578,348		Sberbank of Russian Federation (ADR)	6,839,222	1.1
		Other	9,869,886	1.6

			44,286,467	7.2

SINGAPORE			5,544,510	0.9

SOUTH AFRICA
91,345		AngloGold Ashanti Ltd	3,086,120	0.5
145,790		Imperial Holdings Ltd	3,313,637	0.5
103,271		Naspers Ltd (N Shares)	6,705,971	1.1
		Other	20,694,968	3.4

			33,800,696	5.5

TAIWAN
1,491,190		Hon Hai Precision Industry Co, Ltd	4,521,341	0.7
4,387,000		Taiwan Semiconductor Manufacturing Co Ltd	13,367,450	2.2
		Other	19,718,253	3.2

			37,607,044	6.1

THAILAND			15,042,652	2.5

TURKEY
743,430		Turkiye Garanti Bankasi AS	3,552,079	0.6
		Other	13,804,432	2.2

			17,356,511	2.8

UKRAINE			2,815,091	0.5

UNITED KINGDOM
132,137		Standard Chartered plc (Hong Kong)	3,139,231	0.5
		Other	3,680,696	0.6

			6,819,927	1.1

UNITED STATES			1,787,195	0.3

		TOTAL COMMON STOCKS
		(Cost $563,267,069)	603,290,979	98.3

PREFERRED STOCKS

BRAZIL
144,260		Ambev Cia De Bebidas Das	5,895,266	1.0

			5,895,266	1.0

PHILIPPINES			4,180	0.0

		TOTAL PREFERRED STOCKS
		(Cost $5,011,290)	5,899,446	1.0

Shares		Company	Value	% of net assets

RIGHTS/WARRANTS

HONG KONG			$77,034	0.0%

INDONESIA			22,383	0.0

SOUTH AFRICA			19,631	0.0

		TOTAL RIGHTS/WARRANTS
		(Cost $0)	119,048	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,491,367	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	34,491,367	5.6

			34,491,367	5.6

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $34,491,367)	34,491,367	5.6

		TOTAL PORTFOLIO
		(Cost $605,489,743)	646,770,335	105.3
		OTHER ASSETS & LIABILITIES, NET	(32,782,786)	(5.3)

		NET ASSETS	$613,987,549	100.0%

Abbreviation(s):
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $32,918,772.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	51

Summary of market values by sector

Emerging Markets Equity Fund ▪ October 31, 2012

Sector	Value	% of net assets

FINANCIALS	$159,454,741	25.9%
INFORMATION TECHNOLOGY	93,225,518	15.2
CONSUMER DISCRETIONARY	86,415,095	14.1
ENERGY	69,430,482	11.3
INDUSTRIALS	60,943,349	9.9
MATERIALS	55,896,456	9.1
CONSUMER STAPLES	52,847,336	8.6
TELECOMMUNICATION SERVICES	15,974,974	2.6
HEALTH CARE	12,117,902	2.0
UTILITIES	5,973,115	1.0
SHORT-TERM INVESTMENTS	34,491,367	5.6
OTHER ASSETS & LIABILITIES, NET	(32,782,786)	(5.3)

NET ASSETS	$613,987,549	100.0%

52	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Enhanced International Equity Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
178,300	Australia & New Zealand Banking Group Ltd	$4,703,776	0.7%
251,165	BHP Billiton Ltd	8,892,599	1.4
121,134	Commonwealth Bank of Australia	7,254,171	1.1
229,844	Westpac Banking Corp	6,076,594	1.0
	Other	27,764,241	4.4

		54,691,381	8.6

AUSTRIA		2,949,056	0.5

BELGIUM
51,184	InBev NV	4,280,573	0.7
	Other	4,793,028	0.7

		9,073,601	1.4

DENMARK		5,308,360	0.8

FINLAND		6,022,284	0.9

FRANCE
279,015	AXA S.A.	4,447,136	0.7
73,488	Michelin (C.G.D.E.) (Class B)	6,335,021	1.0
111,769	Renault S.A.	5,011,604	0.8
126,734	Sanofi-Aventis	11,130,718	1.8
124,290	Total S.A.	6,260,513	1.0
133,113	Vinci S.A.	5,900,375	0.9
	Other	15,409,562	2.4

		54,494,929	8.6

GERMANY
60,586	Allianz AG.	7,526,317	1.2
128,395	BASF AG.	10,650,408	1.7
52,742	Continental AG.	5,308,482	0.8
49,602	Muenchener Rueckver AG.	7,981,136	1.2
	Other	21,629,166	3.4

		53,095,509	8.3

HONG KONG
496,446	Sun Hung Kai Properties Ltd	6,862,836	1.1
	Other	13,516,781	2.1

		20,379,617	3.2

IRELAND		2,611,547	0.4

ISRAEL		3,658,095	0.6

ITALY
1,644,173	Enel S.p.A.	6,191,537	1.0
356,526	ENI S.p.A.	8,203,987	1.3
	Other	1,011,105	0.1

		15,406,629	2.4

JAPAN
1,171,000	Hitachi Ltd	6,210,016	1.0
2,973,300	Mizuho Financial Group, Inc	4,652,262	0.7
618,700	Nissan Motor Co Ltd	5,174,408	0.8
158,300	Seven & I Holdings Co Ltd	4,881,876	0.8
253,700	Sumitomo Mitsui Financial Group, Inc	7,752,306	1.2
118,300	Takeda Pharmaceutical Co Ltd	5,498,681	0.9
	Other	88,551,524	13.9

		122,721,073	19.3

Shares		Company	Value	% of net assets

JERSEY, C.I.			$85,350	0.0%

NETHERLANDS
90,741		ASML Holding NV	4,988,236	0.8
83,010		DSM NV	4,268,696	0.7
152,074		European Aeronautic Defence and Space Co	5,412,306	0.9
369,758		Koninklijke Ahold NV	4,708,700	0.7
226,096		Royal Dutch Shell plc (A Shares)	7,757,966	1.2
211,391		Royal Dutch Shell plc (B Shares)	7,477,407	1.2
		Other	4,045,522	0.6

			38,658,833	6.1

NEW ZEALAND			465,018	0.1

NORWAY			7,987,969	1.3

SINGAPORE			10,911,994	1.7

SPAIN
547,782		Banco Santander Central Hispano S.A.	4,124,363	0.7
		Other	11,668,476	1.8

			15,792,839	2.5

SWEDEN
140,240		Svenska Handelsbanken (A Shares)	4,812,640	0.8
		Other	13,038,324	2.0

			17,850,964	2.8

SWITZERLAND
263,663		Nestle S.A.	16,739,482	2.6
118,667		Novartis AG.	7,155,685	1.1
74,551		Roche Holding AG.	14,360,394	2.3
101,562		Swiss Re Ltd	7,027,822	1.1
		Other	6,892,096	1.1

			52,175,479	8.2

UNITED KINGDOM
175,656		AstraZeneca plc (ADR)	8,150,438	1.3
822,817		BAE Systems plc	4,152,961	0.6
321,992		BHP Billiton plc	10,320,233	1.6
245,911		BP plc (ADR)	10,547,123	1.7
123,589		British American Tobacco plc	6,129,960	1.0
1,447,468		BT Group plc	4,974,347	0.8
354,188		Diageo plc	10,125,703	1.6
949,917		HSBC Holdings plc	9,365,500	1.5
563,552		National Grid plc	6,427,055	1.0
328,577		Prudential plc	4,512,541	0.7
167,000		Standard Chartered plc	3,953,983	0.6
188,343		Vodafone Group plc (ADR)	5,126,697	0.8
		Other	47,745,802	7.5

			131,532,343	20.7

UNITED STATES
75,000	d	iShares MSCI EAFE Index Fund	4,017,750	0.6

			4,017,750	0.6

	TOTAL COMMON STOCKS (Cost $609,639,373)		629,890,620	99.0

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	53

Summary portfolio of investments	concluded

Enhanced International Equity Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

RIGHTS/WARRANTS

SPAIN			$114,354	0.0%

	TOTAL RIGHTS/WARRANTS (Cost $113,633)		114,354	0.0

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
28,764,225	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	28,764,225	4.5

			28,764,225	4.5

	TOTAL SHORT-TERM INVESTMENTS (Cost $28,764,225)		28,764,225	4.5

	TOTAL PORTFOLIO (Cost $638,517,231)		658,769,199	103.5%
	OTHER ASSETS & LIABILITIES, NET		(22,109,742)	(3.5)

	NET ASSETS		$636,659,457	100.0%

Abbreviation(s):
ADR — American Depositary Receipt

c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.

The aggregate value of securities on loan is $27,300,890.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

54	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

Enhanced International Equity Index Fund ▪ October 31, 2012

Sector	Value	% of net assets

FINANCIALS	$154,109,431	24.3%
INDUSTRIALS	77,904,710	12.2
CONSUMER STAPLES	74,103,999	11.6
CONSUMER DISCRETIONARY	63,619,252	10.0
HEALTH CARE	63,476,395	10.0
MATERIALS	60,425,912	9.5
ENERGY	52,357,338	8.2
TELECOMMUNICATION SERVICES	32,274,885	5.1
INFORMATION TECHNOLOGY	26,164,138	4.1
UTILITIES	25,568,914	4.0
SHORT-TERM INVESTMENTS	28,764,225	4.5
OTHER ASSETS & LIABILITIES, NET	(22,109,742)	(3.5)

NET ASSETS	$636,659,457	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	55

Summary portfolio of investments

Global Natural Resources Fund ▪ October 31, 2012

Principal		Issuer	Value	% of net assets

CORPORATE BONDS

INDIA			$112,429	0.0%

		TOTAL CORPORATE BONDS
		(Cost $112,180)	112,429	0.0

Shares		Company

COMMON STOCKS

AUSTRALIA
120,382		BHP Billiton Ltd	4,262,174	1.6
1,067,037		Fortescue Metals Group Ltd	4,496,099	1.7
346,734		Mineral Resources Ltd	3,116,198	1.2
146,249		Monadelphous Group Ltd	3,197,680	1.2
		Other	293,956	0.1

			15,366,107	5.8

BRAZIL
301,376		Vale S.A. (Preference)	5,393,771	2.0

			5,393,771	2.0

CANADA
25,792		Agrium, Inc (Toronto)	2,716,198	1.0
55,158		Baytex Energy Trust	2,510,069	0.9
102,221		Cenovus Energy, Inc (Toronto)	3,605,753	1.4
105,510	*	Detour Gold Corp	2,972,767	1.1
190,577		Potash Corp of Saskatchewan Toronto	7,661,243	2.9
		Other	7,359,489	2.8

			26,825,519	10.1

CHILE
77,331		CAP S.A.	2,663,472	1.0
62,666		Sociedad Quimica y Minera de Chile S.A. (ADR)	3,625,228	1.4

			6,288,700	2.4

CHINA
1,538,000		CNOOC Ltd	3,165,167	1.2
		Other	1,139,052	0.4

			4,304,219	1.6

COLOMBIA
44,806		Ecopetrol S.A. (ADR)	2,652,963	1.0

			2,652,963	1.0

FRANCE			1,322,470	0.5

INDIA
487,281		ITC Ltd	2,554,224	1.0
		Other	5,368,066	2.0

			7,922,290	3.0

Shares		Company	Value	% of net assets

INDONESIA
592,500		PT Indo Tambangraya Megah	$2,495,026	0.9%
5,275,500		PT Perusahaan Gas Negara	2,544,405	1.0
1,458,000		PT Tambang Batubara Bukit Asam Tbk	2,418,044	0.9
		Other	3,422,628	1.3

			10,880,103	4.1

ISRAEL			1,442,262	0.6

ITALY			2,031,849	0.8

KOREA, REPUBLIC OF			561,211	0.2

MALAYSIA
372,700		Kuala Lumpur Kepong BHD	2,616,999	1.0
		Other	1,737,037	0.6

			4,354,036	1.6

MEXICO
116,813		Fresnillo plc	3,626,483	1.4
		Other	1,967,861	0.7

			5,594,344	2.1

NETHERLANDS			2,352,815	0.9

NORWAY
60,024		Yara International ASA	2,828,864	1.1

			2,828,864	1.1

PERU			1,630,153	0.6

POLAND
61,155		KGHM Polska Miedz S.A.	3,081,903	1.2

			3,081,903	1.2

RUSSIA
25,460		NovaTek OAO (GDR)	2,915,013	1.1
60,579		Uralkali (GDR)	2,381,496	0.9

			5,296,509	2.0

SINGAPORE			2,380,027	0.9

SOUTH AFRICA			3,550,369	1.3

SPAIN			2,148,685	0.8

SWEDEN			1,407,730	0.5

SWITZERLAND
32,721		Syngenta AG.	12,757,573	4.8

			12,757,573	4.8

TURKEY
200,439		Koza Altin Isletmeleri AS	4,367,331	1.7

			4,367,331	1.7

UKRAINE
149,426	*	Kernel Holding S.A.	3,123,913	1.2

			3,123,913	1.2

56	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Global Natural Resources Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

UNITED ARAB EMIRATES
315,307		Dragon Oil plc	$2,830,809	1.1%

			2,830,809	1.1

UNITED KINGDOM
173,126		Antofagasta plc	3,522,092	1.3
270,270		BHP Billiton plc	8,662,480	3.3
101,756		Petrofac Ltd	2,641,795	1.0
180,881		Rio Tinto plc	9,036,166	3.4
106,040		Victrex plc	2,444,253	0.9
		Other	2,275,751	0.9

			28,582,537	10.8

UNITED STATES
60,835		Ball Corp	2,605,563	1.0
29,365		CF Industries Holdings, Inc	6,025,404	2.3
24,840		Chevron Corp	2,737,616	1.0
76,781		Cleveland-Cliffs, Inc	2,784,847	1.1
30,488	*	Concho Resources, Inc	2,625,627	1.0
44,460	*	Continental Resources, Inc	3,194,896	1.2
32,578		Deere & Co	2,783,464	1.0
107,409		Exxon Mobil Corp	9,792,479	3.7
44,600		FMC Corp	2,386,992	0.9
413,110	*	Graphic Packaging Holding Co	2,445,611	0.9
78,020		Monsanto Co	6,715,181	2.5
11,843		NewMarket Corp	3,213,124	1.2
49,822		Occidental Petroleum Corp	3,933,945	1.5
79,952		Packaging Corp of America	2,819,907	1.1
54,243		Rayonier, Inc	2,658,450	1.0
95,930		Southern Copper Corp (NY)	3,654,933	1.4
		Other	23,580,749	8.9

			83,958,788	31.7

		TOTAL COMMON STOCKS
		(Cost $244,043,802)	255,237,850	96.4

Principal	Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
	United States Treasury Bill
$6,000,000	0.095%, 11/01/12	$5,999,405	2.3%

		5,999,405	2.3

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,999,405)	5,999,405	2.3

	TOTAL PORTFOLIO
	(Cost $250,155,387)	261,349,684	98.7
	OTHER ASSETS & LIABILITIES, NET	3,513,075	1.3

	NET ASSETS	$264,862,759	100.0%

Abbreviation(s):
ADR — American Depositary Receipt
GDR — Global Depositary Receipt

* Non-income producing.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	57

Summary of market values by sector

Global Natural Resources Fund ▪ October 31, 2012

Sector	Value	% of net assets

MATERIALS	$143,228,674	54.0%
ENERGY	72,999,019	27.6
CONSUMER STAPLES	17,720,049	6.7
INDUSTRIALS	16,199,683	6.1
FINANCIALS	2,658,449	1.0
UTILITIES	2,544,405	1.0
SHORT-TERM INVESTMENTS	5,999,405	2.3
OTHER ASSETS & LIABILITIES, NET	3,513,075	1.3

NET ASSETS	$264,862,759	100.0%

58	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

BELGIUM
659,910		UCB S.A.	$38,543,736	1.3%

			38,543,736	1.3

CHINA
26,806,500	e	Anhui Conch Cement Co Ltd	92,073,964	3.2

			92,073,964	3.2

FRANCE
212,736		Atos Origin S.A.	14,283,524	0.5
2,538,942		BNP Paribas	128,076,828	4.4
649,486		Compagnie Generale d’Optique Essilor
		International S.A.	58,566,434	2.0
1,218,669		Lafarge S.A.	71,449,861	2.5
68,963		Societe BIC S.A.	8,415,102	0.3
105,846	e	Technip S.A.	11,938,457	0.4
		Other	6,145,784	0.2

			298,875,990	10.3

GERMANY
2,115,245		Bayer AG.	184,434,652	6.4
412,929		Beiersdorf AG.	30,040,463	1.0
430,837		Continental AG.	43,363,743	1.5
1,229,100		Henkel KGaA (Preference)	98,275,861	3.4
1,516,137		Lanxess AG.	125,427,861	4.3
354,740		Merck KGaA	45,372,612	1.6

			526,915,192	18.2

HONG KONG
10,563,200		AIA Group Ltd	41,655,627	1.4
		Other	4,279,374	0.2

			45,935,001	1.6

INDIA
6,363,461		HDFC Bank Ltd	74,733,461	2.6

			74,733,461	2.6

ITALY			7,733,626	0.3

JAPAN
2,951,600		Asics Corp	42,894,833	1.5
391,300	e	Daikin Industries Ltd	10,832,035	0.4
365,558		Denso Corp	11,477,457	0.4
83,200		Fast Retailing Co Ltd	18,526,130	0.6
6,601,000		Hitachi Ltd	35,006,250	1.2
1,720,200	e	JS Group Corp	38,030,640	1.3
2,802,175	*,e	Olympus Corp	48,960,456	1.7
908,150		Shin-Etsu Chemical Co Ltd	51,276,995	1.8
689,100	*	Toyota Motor Corp	26,569,730	0.9
		Other	20,715,150	0.7

			304,289,676	10.5

Shares		Company	Value	% of net assets

MACAU
5,659,600	e	Sands China Ltd	$21,156,195	0.7%

			21,156,195	0.7

NETHERLANDS			711,577	0.0

SWEDEN
1,216,365		Assa Abloy AB (Class B)	40,524,054	1.4
5,740,193	e	SKF AB (B Shares)	129,543,315	4.5

			170,067,369	5.9

SWITZERLAND
2,486,244	*,e	Adecco S.A.	120,563,952	4.2
111,528		Burckhardt Compression Holding AG.	31,966,053	1.1
7,193,599	*,e	Clariant AG.	77,086,446	2.7
19,180	*	Givaudan S.A.	19,185,510	0.7
1,928,342		Holcim Ltd	131,602,020	4.6
322,521		Swatch Group AG. Reg	23,458,743	0.8
2,794,751		UBS AG. (Switzerland)	41,931,297	1.4
		Other	6,298,281	0.2

			452,092,302	15.7

UNITED KINGDOM
2,574,043		Barclays plc	9,518,117	0.3
3,713,803	e	British Sky Broadcasting plc	42,503,940	1.5
3,127,427		Carnival plc	124,573,057	4.3
2,015,272		Compass Group plc	22,143,832	0.8
4,468,604		Drax Group plc	40,556,190	1.4
7,481,488		Filtrona plc	69,310,229	2.4
845,415		Imperial Tobacco Group plc	31,973,080	1.1
97,455,975	*	Lloyds TSB Group plc	64,174,919	2.2
1,137,421		Reckitt Benckiser Group plc	68,909,691	2.4
8,437,031		Reed Elsevier plc	82,643,406	2.9
13,619,501		Tate & Lyle plc	159,633,475	5.5
1,626,950		Tullow Oil plc	36,962,277	1.3
1,538,100		Wolseley plc	67,426,211	2.3
		Other	10,137,038	0.4

			830,465,462	28.8

		TOTAL COMMON STOCKS
		(Cost $2,662,704,427)	2,863,593,551	99.1

Principal	Issuer

SHORT-TERM INVESTMENTS

TREASURY DEBT
$17,200,000	United States Treasury Bill	17,200,000	0.6

		17,200,000	0.6

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	59

Summary portfolio of investments	concluded

International Equity Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
144,211,707	a,c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	$144,211,707	5.0%

			144,211,707	5.0

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $161,411,707)	161,411,707	5.6

		TOTAL PORTFOLIO
		(Cost $2,824,116,134)	3,025,005,258	104.7
		OTHER ASSETS & LIABILITIES, NET	(136,974,415)	(4.7)

		NET ASSETS	$2,888,030,843	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $137,908,409.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

60	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

International Equity Fund ▪ October 31, 2012

Sector	Value	% of net assets

MATERIALS	$639,938,508	22.0%
CONSUMER DISCRETIONARY	472,138,867	16.4
INDUSTRIALS	455,772,651	15.8
CONSUMER STAPLES	396,459,498	13.7
HEALTH CARE	375,877,890	13.0
FINANCIALS	368,339,424	12.8
ENERGY	65,220,749	2.3
INFORMATION TECHNOLOGY	49,289,774	1.7
UTILITIES	40,556,190	1.4
SHORT-TERM INVESTMENTS	161,411,707	5.6
OTHER ASSETS & LIABILITIES, NET	(136,974,415)	(4.7)

NET ASSETS	$2,888,030,843	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	61

Statements of assets and liabilities

TIAA-CREF Funds ▪ October 31, 2012

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund

ASSETS
Portfolio investments, at value*†	$1,009,373,826	$1,079,127,133	$2,915,537,289	$1,607,448,006	$2,915,026,779
Affiliated investments, at value‡	—	—	—	—	115,711,071
Cash	6,600,441	—	—	886,766	844,193
Cash-foreign^	—	—	—	—	—
Receivable from securities transactions	—	3,870,766	32,476,945	13,655,786	—
Receivable from Fund shares sold	857,017	691,350	5,038,969	858,053	4,616,185
Dividends and interest receivable	976,421	1,336,979	1,742,084	392,907	2,804,638
Due from affiliates	—	—	—	—	—
Receivable for variation margin on open futures contracts	—	—	—	—	—
Other	31,000	30,450	80,473	88,388	72,400

Total assets	1,017,838,705	1,085,056,678	2,954,875,760	1,623,329,906	3,039,075,266

LIABILITIES
Management fees payable	28,961	30,020	103,636	57,757	104,121
Service agreement fees payable	—	—	10,984	2,278	16,418
Distribution fees payable	—	—	165,958	84,602	52,239
Due to affiliates	6,590	6,333	17,578	10,110	16,839
Overdraft payable	—	638,083	154,994	—	—
Payable for collateral for securities loaned	10,041,115	29,937,720	30,955,445	22,098,647	115,711,071
Payable for securities transactions	—	4,167,722	18,544,132	15,544,288	—
Payable for Fund shares redeemed	62,207	—	826,620	255,424	63,490
Payable for variation margin on futures contracts	—	—	—	—	—
Written options§	—	30,455	289,550	—	—
Accrued expenses and other payables	63,702	69,699	173,078	17,027	171,995

Total liabilities	10,202,575	34,880,032	51,241,975	38,070,133	116,136,173

NET ASSETS	$1,007,636,130	$1,050,176,646	$2,903,633,785	$1,585,259,773	$2,922,939,093

NET ASSETS CONSIST OF:
Paid-in-capital	$802,417,156	$859,203,743	$2,357,182,649	$1,320,572,749	$2,756,543,861
Undistributed net investment income (loss)	8,709,650	16,739,149	1,053,872	2,641,017	37,276,393
Accumulated net realized gain (loss) on total investments	32,650,893	6,498,388	100,208,029	37,891,341	3,017,652
Net unrealized appreciation (depreciation) on total investments	163,858,431	167,735,366	445,189,235	224,154,666	126,101,187

NET ASSETS	$1,007,636,130	$1,050,176,646	$2,903,633,785	$1,585,259,773	$2,922,939,093

INSTITUTIONAL CLASS:
Net assets	$1,007,636,130	$1,050,176,646	$1,547,720,477	$1,082,093,647	$1,774,248,445
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	104,403,911	121,546,647	149,632,552	92,846,005	125,772,058

Net asset value per share	$9.65	$8.64	$10.34	$11.65	$14.11

RETIREMENT CLASS:
Net assets	$—	$—	$528,574,107	$111,272,500	$794,584,742
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	50,553,323	9,591,214	56,568,015

Net asset value per share	$—	$—	$10.46	$11.60	$14.05

RETAIL CLASS:
Net assets	$—	$—	$674,388,851	$387,605,902	$86,118,959
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	53,578,168	33,380,393	6,296,735

Net asset value per share	$—	$—	$12.59	$11.61	$13.68

PREMIER CLASS:
Net assets	$—	$—	$152,950,350	$4,287,724	$267,986,947
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	14,782,621	368,608	19,037,883

Net asset value per share	$—	$—	$10.35	$11.63	$14.08

* Includes securities loaned of	$9,982,779	$29,405,570	$30,314,479	$21,380,399	$111,926,380
† Portfolio investments, cost	$845,515,395	$911,393,883	$2,470,249,270	$1,383,293,391	$2,788,925,000
‡ Affiliated investments, cost	$—	$—	$—	$—	$115,711,071
^ Foreign cash, cost	$—	$—	$—	$—	$—
§ Written options premiums	$—	$32,571	$191,032	$—	$—

62	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund

ASSETS
Portfolio investments, at value*†	$1,406,851,602	$3,272,205,613	$1,675,866,574	$1,230,747,967	$646,770,335	$658,769,199	$261,349,684	$2,880,793,551
Affiliated investments, at value‡	—	—	157,154,884	—	—	—	—	144,211,707
Cash	620,523	333,410	3,701	56,143	—	4,686,305	359,155	416,715
Cash-foreign^	—	5	—	—	648,449	1,698	156,279	—
Receivable from securities transactions	—	—	4,261,181	—	11,524,199	551,444	4,027,103	—
Receivable from Fund shares sold	1,356,668	3,945,894	1,797,818	1,340,562	206,339	20,522	126,949	2,358,013
Dividends and interest receivable	1,555,226	1,680,325	831,760	1,415,334	309,747	2,607,089	280,226	5,319,605
Due from affiliates	—	—	—	—	475	—	1,341	—
Receivable for variation margin on open futures contracts	—	—	113,960	—	—	—	—	—
Other	49,394	76,673	85,771	41,834	5,997	24,695	1,365	78,081

Total assets	1,410,433,413	3,278,241,920	1,840,115,649	1,233,601,840	659,465,541	666,660,952	266,302,102	3,033,177,672

LIABILITIES
Management fees payable	49,976	114,237	57,843	15,166	43,002	23,675	14,101	114,981
Service agreement fees payable	9,823	25,524	10,129	6,502	216	—	229	14,800
Distribution fees payable	47,508	90,214	35,528	58,531	1,360	—	1,616	89,059
Due to affiliates	8,995	19,981	10,368	8,083	3,326	4,783	1,269	15,305
Overdraft payable	—	—	—	—	933,780	—	—	—
Payable for collateral for securities loaned	62,144,982	70,510,308	157,154,884	—	34,491,367	28,764,225	—	144,211,707
Payable for securities transactions	—	—	2,240,285	—	9,822,405	1,106,955	1,156,001	—
Payable for Fund shares redeemed	409,951	1,562,883	57,483	644,673	8,067	10,792	300	272,974
Payable for variation margin on futures contracts	—	—	—	—	—	33,750	—	—
Written options§	—	—	—	—	—	—	—	—
Accrued expenses and other payables	94,195	200,882	116,174	86,177	174,469	57,315	265,827	428,003

Total liabilities	62,765,430	72,524,029	159,682,694	819,132	45,477,992	30,001,495	1,439,343	145,146,829

NET ASSETS	$1,347,667,983	$3,205,717,891	$1,680,432,955	$1,232,782,708	$613,987,549	$636,659,457	$264,862,759	$2,888,030,843

NET ASSETS CONSIST OF:
Paid-in-capital	$1,095,293,131	$2,683,686,106	$1,517,051,637	$1,049,444,624	$620,294,582	$610,918,180	$260,517,301	$3,490,791,042
Undistributed net investment income (loss)	5,564,998	28,935,547	8,462,991	17,510,624	4,696,831	22,309,142	3,606,118	47,992,407
Accumulated net realized gain (loss) on total investments	66,396,746	51,934,837	29,808,976	(8,815,578)	(52,182,316)	(16,787,274)	(10,239,205)	(851,434,478)
Net unrealized appreciation (depreciation) on total investments	180,413,108	441,161,401	125,109,351	174,643,038	41,178,452	20,219,409	10,978,545	200,681,872

NET ASSETS	$1,347,667,983	$3,205,717,891	$1,680,432,955	$1,232,782,708	$613,987,549	$636,659,457	$264,862,759	$2,888,030,843

INSTITUTIONAL CLASS:
Net assets	$586,348,822	$1,393,965,166	$956,313,776	$612,990,240	$596,016,816	$636,659,457	$244,856,395	$1,644,055,306
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	29,410,301	75,336,890	65,360,129	52,321,185	57,101,773	93,386,692	24,038,341	181,495,898

Net asset value per share	$19.94	$18.50	$14.63	$11.72	$10.44	$6.82	$10.19	$9.06

RETIREMENT CLASS:
Net assets	$476,060,588	$1,233,934,115	$493,396,785	$313,634,867	$10,654,594	$—	$11,289,571	$716,864,375
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	24,319,408	67,101,676	34,214,082	26,498,179	1,024,336	—	1,110,460	76,807,235

Net asset value per share	$19.58	$18.39	$14.42	$11.84	$10.40	$—	$10.17	$9.33

RETAIL CLASS:
Net assets	$125,452,863	$199,693,347	$67,848,374	$222,461,017	$5,203,043	$—	$6,148,870	$266,770,046
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,406,989	11,000,833	4,733,305	20,703,043	500,776	—	605,713	42,568,465

Net asset value per share	$19.58	$18.15	$14.33	$10.75	$10.39	$—	$10.15	$6.27

PREMIER CLASS:
Net assets	$159,805,710	$378,125,263	$162,874,020	$83,696,584	$2,113,096	$—	$2,567,923	$260,341,116
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	8,052,889	20,484,265	11,162,862	7,168,548	202,697	—	252,465	28,813,657

Net asset value per share	$19.84	$18.46	$14.59	$11.68	$10.42	$—	$10.17	$9.04

* Includes securities loaned of	$60,949,618	$69,645,281	$154,026,165	$—	$32,918,772	$27,300,890	$—	$137,908,409
† Portfolio investments, cost	$1,226,439,022	$2,831,044,295	$1,549,928,447	$1,056,104,929	$605,489,743	$638,517,231	$250,155,387	$2,679,904,427
‡ Affiliated investments, cost	$—	$—	$157,154,884	$—	$—	$—	$—	$144,211,707
^ Foreign cash, cost	$—	$5	$—	$—	$647,343	$1,691	$156,349	$—
§ Written options premiums	$—	$—	$—	$—	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	63

Statements of operations

TIAA-CREF Funds ▪ For the year ended October 31, 2012

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund

INVESTMENT INCOME
Dividends*	$14,469,652	$23,062,702	$46,744,468	$13,695,325	$60,111,822
Dividends from affiliated investments	—	—	—	—	—
Interest	1,744	287	12,909	5,825	10,474
Income from securities lending	186,003	267,479	222,771	475,342	1,094,744

Total income	14,657,399	23,330,468	46,980,148	14,176,492	61,217,040

EXPENSES
Management fees	3,316,435	3,258,712	11,389,962	6,600,242	11,135,203
Distribution fees – Retail Class	—	—	1,600,575	964,652	207,634
Distribution fees – Premier Class	—	—	199,461	10,825	317,116
Fund administration fees	57,412	55,978	156,045	89,569	151,710
Custody and accounting fees	37,771	44,466	68,031	34,258	49,313
Professional fees	71,576	71,164	95,197	79,736	94,287
Shareholder reports	30,165	29,451	97,180	54,358	89,312
Shareholder servicing – Institutional Class	2,663	2,599	4,274	2,919	3,903
Shareholder servicing – Retirement Class	—	—	1,230,502	251,157	1,903,223
Shareholder servicing – Retail Class	—	—	666,892	649,412	103,253
Shareholder servicing – Premier Class	—	—	460	204	500
Trustee fees and expenses	10,260	9,903	28,027	16,265	27,031
Compliance fees	28,486	27,698	77,397	44,609	75,394
Interest expense	681	1,195	—	—	—
Registration fees	24,246	24,278	71,728	50,068	59,953
Other expenses	30,788	39,973	105,991	48,397	90,775

Total expenses	3,610,483	3,565,417	15,791,722	8,896,671	14,308,607
Less: Expenses reimbursed by the investment adviser	—	—	—	—	—
Fee waiver by investment adviser and TPIS	—	—	—	—	—

Net expenses	3,610,483	3,565,417	15,791,722	8,896,671	14,308,607

Net investment income (loss)	11,046,916	19,765,051	31,188,426	5,279,821	46,908,433

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	39,117,477	20,977,254	123,949,500	41,687,763	149,067,110
Affiliated investments	—	—	—	—	—
Futures transactions	—	—	—	—	—
Written options	—	177,442	1,008,903	—	—
Foreign currency transactions	—	(1,732)	17,724	(17,385)	(21,442)

Net realized gain (loss) on total investments	39,117,477	21,152,964	124,976,127	41,670,378	149,045,668

Change in unrealized appreciation (depreciation) on:
Portfolio investments**	52,260,178	85,703,650	185,950,793	99,946,698	192,088,031
Futures transactions	—	—	—	—	—
Affiliated investments	—	—	—	—	—
Purchased options	—	—	(2,776)	—	—
Written options	—	2,116	(98,518)	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	225	(23,482)	147

Net change in unrealized appreciation (depreciation) on total investments	52,260,178	85,705,766	185,849,724	99,923,216	192,088,178

Net realized and unrealized gain (loss) on total investments	91,377,655	106,858,730	310,825,851	141,593,594	341,133,846

Net increase (decrease) in net assets from operations	$102,424,571	$126,623,781	$342,014,277	$146,873,415	$388,042,279

* Net of foreign withholding taxes of	$30,201	$52,728	$378,370	$185,018	$402,647
** Includes net change in unrealized foreign capital gains taxes	$—	$—	$—	$—	$—

64	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund

INVESTMENT INCOME
Dividends*	$10,475,606	$59,883,294	$19,680,568	$26,134,476	$10,740,383	$25,052,303	$4,830,095	$64,179,230
Dividends from affiliated investments	—	—	—	—	—	—	—	842,665
Interest	8,785	39,946	2,065	1,515	—	1,277	3,625	13,566
Income from securities lending	3,286,002	1,664,970	1,431,539	—	170,583	1,029,834	—	2,197,985

Total income	13,770,393	61,588,210	21,114,172	26,135,991	10,910,966	26,083,414	4,833,720	67,233,446

EXPENSES
Management fees	5,960,523	12,875,731	6,994,707	1,793,650	4,223,196	2,795,612	1,226,628	12,284,083
Distribution fees – Retail Class	310,522	451,169	173,504	531,251	11,729	—	11,241	631,699
Distribution fees – Premier Class	231,832	497,539	229,153	120,098	6,742	—	2,192	321,801
Fund administration fees	78,041	176,631	92,758	72,016	29,442	37,968	10,848	146,938
Custody and accounting fees	31,040	49,222	47,533	39,387	377,304	138,116	71,611	223,197
Professional fees	78,295	101,364	80,852	76,007	75,518	79,798	114,984	106,741
Shareholder reports	43,586	125,575	45,898	41,825	24,253	20,812	38,828	78,807
Shareholder servicing – Institutional Class	2,984	6,984	3,902	5,533	2,010	2,168	2,645	3,977
Shareholder servicing – Retirement Class	1,285,834	3,081,364	1,248,042	844,701	21,038	—	23,752	1,843,807
Shareholder servicing – Retail Class	138,149	184,208	100,020	125,437	7,631	—	9,187	377,510
Shareholder servicing – Premier Class	474	730	422	381	235	—	1,640	544
Trustee fees and expenses	14,160	31,713	16,708	12,920	5,207	6,740	1,939	26,324
Compliance fees	39,004	87,943	46,191	35,808	14,573	18,881	5,346	73,558
Interest expense	—	—	—	480	74	466	—	1,355
Registration fees	66,864	77,410	61,164	69,087	56,837	24,181	105,905	68,609
Other expenses	26,922	84,463	54,587	59,499	95,827	61,041	51,568	118,079

Total expenses	8,308,230	17,832,046	9,195,441	3,828,080	4,951,616	3,185,783	1,678,314	16,307,029
Less: Expenses reimbursed by the investment adviser	—	—	—	—	(183,215)	—	(221,262)	—
Fee waiver by investment adviser and TPIS	—	—	(386,653)	—	—	—	—	—

Net expenses	8,308,230	17,832,046	8,808,788	3,828,080	4,768,401	3,185,783	1,457,052	16,307,029

Net investment income (loss)	5,462,163	43,756,164	12,305,384	22,307,911	6,142,565	22,897,631	3,376,668	50,926,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	71,393,853	131,866,444	33,184,624	4,256,126	(35,599,911)	(3,815,051)	(9,830,815)	(73,605,543)
Affiliated investments	—	—	—	—	—	—	—	(2,072,199)
Futures transactions	—	—	793,578	—	—	(154,816)	—	—
Written options	—	—	—	—	—	—	—	—
Foreign currency transactions	19,915	17,553	—	(177)	(1,028,548)	(230,153)	(54,742)	(2,957,798)

Net realized gain (loss) on total investments	71,413,768	131,883,997	33,978,202	4,255,949	(36,628,459)	(4,200,020)	(9,885,557)	(78,635,540)

Change in unrealized appreciation (depreciation) on:
Portfolio investments**	46,908,358	165,350,557	85,719,671	94,970,769	58,121,873	24,768,183	10,978,938	360,151,891
Futures transactions	—	—	(1,486,462)	—	—	31,634	—	—
Affiliated investments	—	—	—	—	—	—	—	7,555,570
Purchased options	—	—	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,135)	(234,479)	—	(1)	1,276	(41,571)	(393)	131,179

Net change in unrealized appreciation (depreciation) on total investments	46,907,223	165,116,078	84,233,209	94,970,768	58,123,149	24,758,246	10,978,545	367,838,640

Net realized and unrealized gain (loss) on total investments	118,320,991	297,000,075	118,211,411	99,226,717	21,494,690	20,558,226	1,092,988	289,203,100

Net increase (decrease) in net assets from operations	$123,783,154	$340,756,239	$130,516,795	$121,534,628	$27,637,255	$43,455,857	$4,469,656	$340,129,517

* Net of foreign withholding taxes of	$156,916	$166,366	$990	$130,215	$1,194,456	$2,006,117	$394,036	$3,550,106
** Includes net change in unrealized foreign capital gains taxes	$—	$—	$—	$—	$(28,096)	$—	$(215,359)	$(232,957)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	65

Statements of changes in net assets

TIAA-CREF Funds ▪ For the period or year ended

		Enhanced Large-Cap Growth Index Fund		Enhanced Large-Cap Value Index Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$11,046,916	$8,466,833	$19,765,051	$13,939,792
Net realized gain (loss) on total investments		39,117,477	77,128,446	21,152,964	34,263,238
Net change in unrealized appreciation (depreciation) on total investments		52,260,178	1,446,600	85,705,766	2,544,837

Net increase (decrease) in net assets from operations		102,424,571	87,041,879	126,623,781	50,747,867

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(8,848,758)	(7,597,068)	(15,182,063)	(11,006,869)
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—
From realized gains:	Institutional Class	(72,436,649)	(32,048,061)	(33,272,697)	(6,927,036)
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—

Total distributions		(81,285,407)	(39,645,129)	(48,454,760)	(17,933,905)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	168,386,314	66,447,785	202,693,668	90,158,005
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—
Reinvestments of distributions:	Institutional Class	81,285,407	39,645,129	48,454,760	17,933,905
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—
Redemptions:	Institutional Class	(82,058,527)	(112,084,087)	(79,362,182)	(92,688,145)
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—

Net increase (decrease) from shareholder transactions		167,613,194	(5,991,173)	171,786,246	15,403,765

Net increase in net assets		188,752,358	41,405,577	249,955,267	48,217,727

NET ASSETS
Beginning of period		818,883,772	777,478,195	800,221,379	752,003,652

End of period		$1,007,636,130	$818,883,772	$1,050,176,646	$800,221,379

Undistributed net investment income (loss) included in net assets		$8,709,650	$6,595,455	$16,739,149	$12,172,523

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	17,770,783	7,229,325	24,877,284	11,411,279
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—
Shares reinvested:	Institutional Class	9,386,306	4,332,801	6,392,449	2,258,678
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—
Shares redeemed:	Institutional Class	(8,579,690)	(11,605,168)	(9,630,155)	(11,113,444)
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—

Net increase (decrease) from shareholder transactions		18,577,399	(43,042)	21,639,578	2,556,513

66	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$31,188,426	$20,395,954	$5,279,821	$2,785,718	$46,908,433	$27,495,279	$5,462,163	$(290,210)
Net realized gain (loss) on total investments		124,976,127	39,887,697	41,670,378	53,521,909	149,045,668	45,045,655	71,413,768	70,716,163
Net change in unrealized appreciation (depreciation) on total investments		185,849,724	102,896,659	99,923,216	20,089,061	192,088,178	(67,627,675)	46,907,223	(17,509,343)

Net increase (decrease) in net assets from operations		342,014,277	163,180,310	146,873,415	76,396,688	388,042,279	4,913,259	123,783,154	52,916,610

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(19,192,154)	(10,226,744)	(2,705,887)	(1,907,489)	(18,994,576)	(9,126,987)	—	—
	Retirement Class	(5,718,625)	(4,152,615)	(79,957)	(39,965)	(8,655,163)	(8,264,777)	—	—
	Retail Class	(5,195,854)	(3,756,053)	(307)	(442,326)	(1,015,792)	(896,782)	—	—
	Premier Class	(1,662,397)	(1,203,602)	(16,918)	(20,920)	(2,688,161)	(2,480,985)	—	—
From realized gains:	Institutional Class	(9,486,320)	—	(7,851,350)	—	—	—	(16,108,582)	—
	Retirement Class	(3,406,950)	—	(660,918)	—	—	—	(19,231,829)	—
	Retail Class	(3,974,750)	—	(3,353,532)	—	—	—	(4,508,171)	—
	Premier Class	(1,079,192)	—	(91,389)	—	—	—	(6,339,338)	—

Total distributions		(49,716,242)	(19,339,014)	(14,760,258)	(2,410,700)	(31,353,692)	(20,769,531)	(46,187,920)	—

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	387,127,434	418,754,808	211,203,186	283,823,252	402,282,903	617,764,286	196,433,008	309,159,712
	Retirement Class	177,861,532	79,798,914	65,574,304	53,162,890	158,654,633	177,798,550	84,779,884	167,431,949
	Retail Class	90,927,918	82,453,280	21,771,966	30,177,487	7,988,374	16,395,373	24,886,813	51,093,932
	Premier Class	59,911,942	76,302,572	7,622,561	12,974,970	97,180,997	136,616,500	49,834,362	127,927,676
Reinvestments of distributions:	Institutional Class	16,236,052	5,940,969	10,555,612	1,907,152	18,945,462	9,083,768	16,108,582	—
	Retirement Class	9,123,603	4,151,929	740,875	39,965	8,655,163	8,264,777	19,231,829	—
	Retail Class	8,878,230	3,603,922	3,286,496	431,287	981,586	869,520	4,370,077	—
	Premier Class	2,741,589	1,203,602	108,307	20,920	2,688,161	2,480,985	6,339,338	—
Redemptions:	Institutional Class	(107,333,906)	(56,799,092)	(70,303,900)	(29,310,738)	(65,389,187)	(29,680,824)	(64,423,177)	(67,058,460)
	Retirement Class	(105,701,787)	(242,392,353)	(33,520,170)	(28,263,154)	(181,908,336)	(277,482,622)	(163,038,680)	(301,781,910)
	Retail Class	(69,734,679)	(59,722,584)	(39,709,487)	(46,028,857)	(13,850,129)	(19,215,647)	(26,168,561)	(33,448,581)
	Premier Class	(53,252,950)	(74,931,113)	(14,394,369)	(10,050,274)	(53,705,316)	(120,799,594)	(73,817,650)	(116,176,240)

Net increase (decrease) from shareholder transactions		416,784,978	238,364,854	162,935,381	268,884,900	382,524,311	522,095,072	74,535,825	137,148,078

Net increase in net assets		709,083,013	382,206,150	295,048,538	342,870,888	739,212,898	506,238,800	152,131,059	190,064,688

NET ASSETS
Beginning of period		2,194,550,772	1,812,344,622	1,290,211,235	947,340,347	2,183,726,195	1,677,487,395	1,195,536,924	1,005,472,236

End of period		$2,903,633,785	$2,194,550,772	$1,585,259,773	$1,290,211,235	$2,922,939,093	$2,183,726,195	$1,347,667,983	$1,195,536,924

Undistributed net investment income (loss) included in net assets		$1,053,872	$1,708,260	$2,641,017	$227,768	$37,276,393	$21,911,441	$5,564,998	$58,867

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	38,608,196	45,212,747	18,771,371	27,031,237	30,503,296	47,594,635	9,963,847	15,529,754
	Retirement Class	17,784,860	8,496,541	5,904,414	5,059,269	12,020,452	13,979,923	4,440,744	8,618,561
	Retail Class	7,541,319	7,357,846	1,929,801	2,869,838	619,597	1,290,076	1,294,066	2,612,014
	Premier Class	6,010,678	8,576,596	672,147	1,233,030	7,318,859	10,981,901	2,556,411	6,685,224
Shares reinvested:	Institutional Class	1,701,364	652,225	1,006,254	185,521	1,569,632	710,780	903,454	—
	Retirement Class	930,201	452,875	70,762	3,895	718,867	648,218	1,095,831	—
	Retail Class	758,092	330,093	313,299	41,954	83,610	69,953	248,724	—
	Premier Class	283,823	133,234	10,334	2,037	222,899	194,282	356,744	—
Shares redeemed:	Institutional Class	(10,726,655)	(6,125,510)	(6,159,644)	(2,731,781)	(4,993,489)	(2,354,027)	(3,322,610)	(3,569,378)
	Retirement Class	(10,432,225)	(26,244,102)	(2,914,270)	(2,666,377)	(13,846,380)	(21,844,772)	(8,566,615)	(15,700,826)
	Retail Class	(5,731,410)	(5,322,439)	(3,513,646)	(4,365,653)	(1,082,008)	(1,523,404)	(1,375,538)	(1,741,756)
	Premier Class	(5,228,527)	(8,146,017)	(1,274,942)	(957,979)	(3,973,019)	(9,132,883)	(3,700,057)	(5,884,404)

Net increase (decrease) from shareholder transactions		41,499,716	25,374,089	14,815,880	25,704,991	29,162,316	40,614,682	3,895,001	6,549,189

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	67

Statements of changes in net assets

TIAA-CREF Funds ▪ For the period or year ended

		Mid-Cap Value Fund		Small-Cap Equity Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$43,756,164	$31,876,559	$12,305,384	$5,194,829
Net realized gain (loss) on total investments		131,883,997	44,610,523	33,978,202	109,966,742
Net change in unrealized appreciation (depreciation) on total investments		165,116,078	34,106,971	84,233,209	(63,623,093)

Net increase (decrease) in net assets from operations		340,756,239	110,594,053	130,516,795	51,538,478

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(13,760,197)	(6,863,314)	(5,185,360)	(2,228,344)
	Retirement Class	(12,739,291)	(16,515,660)	(2,095,473)	(1,644,647)
	Retail Class	(1,720,671)	(2,242,320)	(299,763)	(190,206)
	Premier Class	(3,901,158)	(4,276,192)	(948,680)	(572,859)
From realized gains:	Institutional Class	—	—	(21,334,569)	—
	Retirement Class	—	—	(14,230,904)	—
	Retail Class	—	—	(2,083,615)	—
	Premier Class	—	—	(4,725,975)	—

Total distributions		(32,121,317)	(29,897,486)	(50,904,339)	(4,636,056)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	372,818,008	583,301,186	289,712,510	280,147,905
	Retirement Class	238,678,778	266,342,952	114,076,363	161,918,153
	Retail Class	57,320,732	25,136,189	6,648,486	20,789,849
	Premier Class	109,380,922	225,271,164	66,144,710	107,713,450
Reinvestments of distributions:	Institutional Class	13,180,757	6,208,772	26,481,707	2,215,054
	Retirement Class	12,739,173	16,515,660	16,326,377	1,644,647
	Retail Class	1,658,192	2,116,549	2,320,470	184,361
	Premier Class	3,901,158	4,276,192	5,674,655	572,859
Redemptions:	Institutional Class	(80,328,081)	(65,483,416)	(48,858,100)	(48,531,641)
	Retirement Class	(337,334,932)	(466,129,661)	(130,557,451)	(201,787,093)
	Retail Class	(32,474,802)	(52,956,915)	(12,103,518)	(15,192,783)
	Premier Class	(86,699,531)	(179,446,046)	(71,850,695)	(52,113,054)

Net increase from shareholder transactions		272,840,374	365,152,626	264,015,514	257,561,707

Net increase (decrease) in net assets		581,475,296	445,849,193	343,627,970	304,464,129

NET ASSETS
Beginning of period		2,624,242,595	2,178,393,402	1,336,804,985	1,032,340,856

End of period		$3,205,717,891	$2,624,242,595	$1,680,432,955	$1,336,804,985

Undistributed net investment income (loss) included in net assets		$28,935,547	$19,181,832	$8,462,991	$4,726,857

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	20,988,357	33,520,945	20,085,894	19,228,741
	Retirement Class	13,362,244	15,489,285	7,997,157	11,232,835
	Retail Class	3,265,963	1,474,206	469,504	1,444,358
	Premier Class	6,152,856	13,344,069	4,662,448	7,600,823
Shares reinvested:	Institutional Class	807,644	371,560	1,968,900	153,503
	Retirement Class	783,467	993,125	1,229,396	115,414
	Retail Class	103,250	128,744	175,527	12,992
	Premier Class	239,188	256,213	422,536	39,754
Shares redeemed:	Institutional Class	(4,483,595)	(3,855,133)	(3,415,627)	(3,440,838)
	Retirement Class	(19,003,628)	(27,212,553)	(9,295,946)	(14,085,704)
	Retail Class	(1,863,744)	(3,110,587)	(858,127)	(1,067,828)
	Premier Class	(4,763,792)	(10,323,521)	(4,867,390)	(3,586,458)

Net increase from shareholder transactions		15,588,210	21,076,353	18,574,272	17,647,592

68	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

		Social Choice Equity Fund		Emerging Markets Equity Fund		Enhanced International Equity Index Fund		Global Natural Resources Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	For the period November 1, 2011 to October 31, 2012

OPERATIONS
Net investment income (loss)		$22,307,911	$17,013,987	$6,142,565	$3,780,106	$22,897,631	$15,973,925	$3,376,668
Net realized gain (loss) on total investments		4,255,949	20,520,786	(36,628,459)	(17,297,606)	(4,200,020)	16,041,325	(9,885,557)
Net change in unrealized appreciation (depreciation) on total investments		94,970,768	25,789,142	58,123,149	(31,576,183)	24,758,246	(49,628,062)	10,978,545

Net increase (decrease) in net assets from operations		121,534,628	63,323,915	27,637,255	(45,093,683)	43,455,857	(17,612,812)	4,469,656

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(8,798,595)	(4,686,649)	(2,775,473)	—	(17,033,076)	(13,412,337)	(118,006)
	Retirement Class	(4,664,255)	(5,446,278)	(31,552)	—	—	—	(3,894)
	Retail Class	(3,302,221)	(2,637,637)	(13,506)	—	—	—	(1,763)
	Premier Class	(1,315,612)	(1,536,176)	(43,368)	—	—	—	(1,794)
From realized gains:	Institutional Class	—	—	—	(327,366)	—	—	—
	Retirement Class	—	—	—	(1,910)	—	—	—
	Retail Class	—	—	—	(5,338)	—	—	—
	Premier Class	—	—	—	(2,745)	—	—	—

Total distributions		(18,080,683)	(14,306,740)	(2,863,899)	(337,359)	(17,033,076)	(13,412,337)	(125,457)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	185,545,173	207,300,898	248,196,014	371,936,627	198,457,192	86,686,889	253,413,946
	Retirement Class	38,319,511	53,820,546	7,483,565	6,491,331	—	—	15,578,873
	Retail Class	42,700,058	54,171,664	1,659,859	4,072,029	—	—	7,377,440
	Premier Class	20,428,164	58,242,951	3,777,668	8,390,219	—	—	2,667,515
Reinvestments of distributions:	Institutional Class	7,476,776	3,635,978	2,775,473	327,366	17,033,076	13,412,337	118,006
	Retirement Class	4,664,255	5,446,278	31,552	1,910	—	—	3,894
	Retail Class	3,130,318	2,530,922	13,088	5,241	—	—	1,723
	Premier Class	1,315,612	1,536,176	43,368	2,745	—	—	1,794
Redemptions:	Institutional Class	(79,728,976)	(59,282,954)	(49,142,240)	(115,248,755)	(141,669,018)	(69,375,557)	(13,458,860)
	Retirement Class	(93,910,019)	(154,523,458)	(2,620,989)	(1,394,067)	—	—	(3,928,196)
	Retail Class	(42,264,046)	(28,457,735)	(1,003,342)	(1,197,957)	—	—	(1,085,518)
	Premier Class	(28,784,718)	(60,815,211)	(10,122,426)	(755,070)	—	—	(172,057)

Net increase from shareholder transactions		58,892,108	83,606,055	201,091,590	272,631,619	73,821,250	30,723,669	260,518,560

Net increase (decrease) in net assets		162,346,053	132,623,230	225,864,946	227,200,577	100,244,031	(301,480)	264,862,759

NET ASSETS
Beginning of period		1,070,436,655	937,813,425	388,122,603	160,922,026	536,415,426	536,716,906	—

End of period		$1,232,782,708	$1,070,436,655	$613,987,549	$388,122,603	$636,659,457	$536,415,426	$264,862,759

Undistributed net investment income (loss) included in net assets		$17,510,624	$13,379,487	$4,696,831	$1,952,250	$22,309,142	$15,056,499	$3,606,118

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	16,651,748	19,118,408	25,042,918	33,198,370	31,181,728	13,172,673	25,377,218
	Retirement Class	3,361,914	4,950,227	741,544	571,344	—	—	1,504,276
	Retail Class	4,161,443	5,433,003	163,603	354,689	—	—	715,329
	Premier Class	1,820,656	5,635,743	373,716	740,426	—	—	268,973
Shares reinvested:	Institutional Class	702,705	343,017	289,716	28,616	2,725,292	1,916,048	11,896
	Retirement Class	433,079	508,048	3,297	167	—	—	392
	Retail Class	319,746	259,316	1,368	458	—	—	174
	Premier Class	123,881	145,333	4,527	240	—	—	181
Shares redeemed:	Institutional Class	(7,111,522)	(5,520,646)	(4,866,260)	(10,381,159)	(21,505,440)	(9,556,597)	(1,350,773)
	Retirement Class	(8,172,704)	(14,308,753)	(263,589)	(128,427)	—	—	(394,208)
	Retail Class	(4,020,804)	(2,873,352)	(103,015)	(109,410)	—	—	(109,790)
	Premier Class	(2,539,467)	(5,636,544)	(947,216)	(68,996)	—	—	(16,689)

Net increase from shareholder transactions		5,730,675	8,053,800	20,440,609	24,206,318	12,401,580	5,532,124	26,006,979

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	69

Statements of changes in net assets	concluded

TIAA-CREF Funds ▪ For the period or year ended

		International Equity Fund

		October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$50,926,417	$39,869,419
Net realized gain (loss) on total investments		(78,635,540)	101,314,346
Net change in unrealized appreciation (depreciation) on total investments		367,838,640	(468,049,411)

Net increase (decrease) in net assets from operations		340,129,517	(326,865,646)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(19,841,910)	(7,902,005)
	Retirement Class	(9,709,478)	(6,404,604)
	Retail Class	(5,444,549)	(3,292,002)
	Premier Class	(3,518,270)	(1,934,876)

Total distributions		(38,514,207)	(19,533,487)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	506,995,688	503,423,356
	Retirement Class	92,323,919	122,348,814
	Retail Class	14,068,003	52,195,152
	Premier Class	89,185,524	146,899,705
Reinvestments of distributions:	Institutional Class	19,724,590	7,820,715
	Retirement Class	9,702,540	6,392,861
	Retail Class	5,271,863	3,186,552
	Premier Class	3,518,270	1,934,876
Redemptions:	Institutional Class	(147,557,060)	(111,263,711)
	Retirement Class	(211,246,996)	(354,361,278)
	Retail Class	(36,133,627)	(71,368,416)
	Premier Class	(82,427,446)	(77,895,797)

Net increase from shareholder transactions		263,425,268	229,312,829

Net increase (decrease) in net assets		565,040,578	(117,086,304)

NET ASSETS
Beginning of period		2,322,990,265	2,440,076,569

End of period		$2,888,030,843	$2,322,990,265

Undistributed net investment income (loss) included in net assets		$47,992,407	$38,464,421

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	62,052,491	55,768,880
	Retirement Class	10,815,851	12,363,573
	Retail Class	2,445,677	7,679,030
	Premier Class	11,092,283	16,127,529
Shares reinvested:	Institutional Class	2,605,626	805,429
	Retirement Class	1,242,323	638,647
	Retail Class	1,004,164	469,301
	Premier Class	465,380	199,678
Shares redeemed:	Institutional Class	(17,377,204)	(11,736,767)
	Retirement Class	(25,352,079)	(37,034,986)
	Retail Class	(6,374,768)	(10,418,884)
	Premier Class	(9,637,899)	(8,431,208)

Net increase from shareholder transactions		32,981,845	26,430,222

70	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Enhanced Large-Cap Growth Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.54	$9.05	$8.63		$7.77	$7.99	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.11	0.10	0.00	(e)	0.10	0.09	0.07
Net realized and unrealized gain (loss) on total investments	0.93	0.86	0.42		0.85	(0.27)	(2.06)

Total gain (loss) from investment operations	1.04	0.96	0.42		0.95	(0.18)	(1.99)

Less distributions from:
Net investment income	(0.10)	(0.09)	—		(0.09)	(0.04)	(0.02)
Net realized gains	(0.83)	(0.38)	—		—	—	—

Total distributions	(0.93)	(0.47)	—		(0.09)	(0.04)	(0.02)

Net asset value, end of period	$9.65	$9.54	$9.05		$8.63	$7.77	$7.99

TOTAL RETURN	12.07%	10.78%	4.87	%(b)	12.22%	(2.04)%	(19.95	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,007,636	$818,884	$777,478		$737,787	$495,248	$162,184
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.38%	0.47	%(c)	0.40%	0.45%	0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.37%	0.40	%(c)	0.39%	0.40%	0.40	%(c)
Ratio of net investment income (loss) to average net assets	1.16%	1.05%	0.41	%(c)	1.21%	1.39%	0.90	%(c)
Portfolio turnover rate	150%	121%	8	%(b)	130%	141%	111	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(d)	The Fund commenced operations on November 30, 2007.
(e)	Amount represents less than $0.01 per share.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	71

Financial highlights

Enhanced Large-Cap Value Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.01	$7.72	$7.48		$7.10	$8.03	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.17	0.15	0.01		0.14	0.15	0.19
Net realized and unrealized gain (loss) on total investments	0.94	0.32	0.23		0.36	(0.97)	(2.14)

Total gain (loss) from investment operations	1.11	0.47	0.24		0.50	(0.82)	(1.95)

Less distributions from:
Net investment income	(0.15)	(0.11)	—		(0.12)	(0.11)	(0.02)
Net realized gains	(0.33)	(0.07)	—		—	—	—

Total distributions	(0.48)	(0.18)	—		(0.12)	(0.11)	(0.02)

Net asset value, end of period	$8.64	$8.01	$7.72		$7.48	$7.10	$8.03

TOTAL RETURN	14.73%	6.19%	3.21	%(b)	7.12%	(10.01)%	(19.51	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,050,177	$800,221	$752,004		$726,396	$498,134	$158,440
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.38%	0.47	%(c)	0.40%	0.45%	0.58	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.37%	0.40	%(c)	0.39%	0.40%	0.40	%(c)
Ratio of net investment income (loss) to average net assets	2.12%	1.79%	1.44	%(c)	1.87%	2.50%	2.64	%(c)
Portfolio turnover rate	87%	114%	10	%(b)	54%	66%	70	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(d)	The Fund commenced operations on November 30, 2007.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

72	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Growth & Income Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$8.53	$8.22		$7.83	$8.16	$10.33

Gain from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.00	(e)	0.10	0.11	0.15
Net realized and unrealized gain (loss) on total investments	1.22	0.68	0.31		0.39	(0.32)	(1.91)

Total gain (loss) from investment operations	1.35	0.78	0.31		0.49	(0.21)	(1.76)

Less distributions from:
Net investment income	(0.14)	(0.10)	—		(0.10)	(0.12)	(0.17)
Net realized gains	(0.08)	—	—		—	—	(0.24)

Total distributions	(0.22)	(0.10)	—		(0.10)	(0.12)	(0.41)

Net asset value, end of period	$10.34	$9.21	$8.53		$8.22	$7.83	$8.16

TOTAL RETURN	14.83%	9.20%	3.77	%(b)	6.27%	(2.34)%	(17.64)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,547,720	$1,105,465	$684,913		$600,386	$391,884	$218,710
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.47%	0.53	%(c)	0.48%	0.53%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.47%	0.52	%(c)	0.48%	0.51%	0.33%
Ratio of net investment income (loss) to average net assets	1.33%	1.09%	0.42	%(c)	1.23%	1.62%	1.59%
Portfolio turnover rate	111%	116%	13	%(b)	126%	133%	132%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.31	$8.62	$8.31		$7.91	$8.25	$10.44

Gain from investment operations:
Net investment income (loss) (a)	0.11	0.08	0.00	(e)	0.08	0.09	0.13
Net realized and unrealized gain (loss) on total investments	1.24	0.69	0.31		0.40	(0.33)	(1.93)

Total gain (loss) from investment operations	1.35	0.77	0.31		0.48	(0.24)	(1.80)

Less distributions from:
Net investment income	(0.12)	(0.08)	—		(0.08)	(0.10)	(0.15)
Net realized gains	(0.08)	—	—		—	—	(0.24)

Total distributions	(0.20)	(0.08)	—		(0.08)	(0.10)	(0.39)

Net asset value, end of period	$10.46	$9.31	$8.62		$8.31	$7.91	$8.25

TOTAL RETURN	14.61%	8.92%	3.73	%(b)	6.07%	(2.66)%	(17.82)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$528,574	$393,410	$513,285		$545,887	$488,991	$259,942
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.72%	0.78	%(c)	0.73%	0.78%	0.75%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.71%	0.72%	0.77	%(c)	0.73%	0.75%	0.54%
Ratio of net investment income (loss) to average net assets	1.08%	0.86%	0.18	%(c)	0.98%	1.36%	1.36%
Portfolio turnover rate	111%	116%	13	%(b)	126%	133%	132%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	73

Financial highlights	concluded

Growth & Income Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.16	$10.32	$9.95		$9.45	$9.83	$12.36

Gain from investment operations:
Net investment income (loss) (a)	0.12	0.10	0.00	(e)	0.10	0.12	0.16
Net realized and unrealized gain (loss) on total investments	1.49	0.82	0.37		0.48	(0.40)	(2.30)

Total gain (loss) from investment operations	1.61	0.92	0.37		0.58	(0.28)	(2.14)

Less distributions from:
Net investment income	(0.10)	(0.08)	—		(0.08)	(0.10)	(0.15)
Net realized gains	(0.08)	—	—		—	—	(0.24)

Total distributions	(0.18)	(0.08)	—		(0.08)	(0.10)	(0.39)

Net asset value, end of period	$12.59	$11.16	$10.32		$9.95	$9.45	$9.83

TOTAL RETURN	14.52%	8.90%	3.72	%(b)	6.17%	(2.63)%	(17.78)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$674,389	$569,318	$501,950		$487,427	$475,828	$506,760
Ratio of expenses to average net assets before expense waiver and reimbursement	0.82%	0.72%	0.75	%(c)	0.66%	0.94%	0.87%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.82%	0.72%	0.74	%(c)	0.66%	0.70%	0.46%
Ratio of net investment income (loss) to average net assets	0.99%	0.85%	0.20	%(c)	1.04%	1.48%	1.43%
Portfolio turnover rate	111%	116%	13	%(b)	126%	133%	132%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.21	$8.53	$8.23		$7.83	$7.83

Gain from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.00	(e)	0.09	0.00	(e)
Net realized and unrealized gain on total investments	1.23	0.68	0.30		0.40	—

Total gain (loss) from investment operations	1.35	0.77	0.30		0.49	0.00	(e)

Less distributions from:
Net investment income	(0.13)	(0.09)	—		(0.09)	—
Net realized gains	(0.08)	—	—		—	—

Total distributions	(0.21)	(0.09)	—		(0.09)	—

Net asset value, end of period	$10.35	$9.21	$8.53		$8.23	$7.83

TOTAL RETURN	14.77%	9.03%	3.65	%(b)	6.25%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$152,950	$126,358	$112,196		$72,282	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.61%	0.62%	0.68	%(c)	0.64%	221.06	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.62%	0.67	%(c)	0.64%	0.67	%(c)
Ratio of net investment income (loss) to average net assets	1.20%	0.95%	0.22	%(c)	1.07%	0.00	%(c)
Portfolio turnover rate	111%	116%	13	%(b)	126%	133%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

74	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Large-Cap Growth Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.64	$9.91	$9.38		$8.51	$8.96	$12.04

Gain from investment operations:
Net investment income (loss) (a)	0.05	0.04	0.00	(e)	0.04	0.06	0.08
Net realized and unrealized gain (loss) on total investments	1.09	0.72	0.53		0.88	(0.44)	(2.47)

Total gain (loss) from investment operations	1.14	0.76	0.53		0.92	(0.38)	(2.39)

Less distributions from:
Net investment income	(0.03)	(0.03)	—		(0.05)	(0.07)	(0.08)
Net realized gains	(0.10)	—	—		—	—	(0.57)
Return of Capital	—	—	—		—	—	(0.04)

Total distributions	(0.13)	(0.03)	—		(0.05)	(0.07)	(0.69)

Net asset value, end of period	$11.65	$10.64	$9.91		$9.38	$8.51	$8.96

TOTAL RETURN	10.95%	7.71%	5.65	%(b)	10.82%	(3.97)%	(21.14)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,082,094	$843,064	$542,509		$497,251	$333,710	$127,255
Ratio of expenses to average net assets before expense waiver and reimbursement	0.47%	0.48%	0.58	%(c)	0.50%	0.53%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.47%	0.48%	0.52	%(c)	0.50%	0.50%	0.31%
Ratio of net investment income (loss) to average net assets	0.48%	0.34%	(0.22	)%(c)	0.45%	0.76%	0.77%
Portfolio turnover rate	148%	160%	18	%(b)	214%	269%	192%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.60	$9.87	$9.35		$8.48	$8.90	$12.00

Gain from investment operations:
Net investment income (loss) (a)	0.03	0.01	0.00	(e)	0.02	0.04	0.05
Net realized and unrealized gain (loss) on total investments	1.08	0.73	0.52		0.88	(0.42)	(2.47)

Total gain (loss) from investment operations	1.11	0.74	0.52		0.90	(0.38)	(2.42)

Less distributions from:
Net investment income	(0.01)	(0.01)	—		(0.03)	(0.04)	(0.07)
Net realized gains	(0.10)	—	—		—	—	(0.57)
Return of Capital	—	—	—		—	—	(0.04)

Total distributions	(0.11)	(0.01)	—		(0.03)	(0.04)	(0.68)

Net asset value, end of period	$11.60	$10.60	$9.87		$9.35	$8.48	$8.90

TOTAL RETURN	10.57%	7.49%	5.56	%(b)	10.65%	(4.17)%	(21.45)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$111,273	$69,209	$40,808		$38,261	$39,754	$31,406
Ratio of expenses to average net assets before expense waiver and reimbursement	0.72%	0.73%	0.83	%(c)	0.75%	0.77%	0.78%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.72%	0.73%	0.77	%(c)	0.75%	0.72%	0.57%
Ratio of net investment income (loss) to average net assets	0.23%	0.10%	(0.47	)%(c)	0.20%	0.55%	0.50%
Portfolio turnover rate	148%	160%	18	%(b)	214%	269%	192%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	75

Financial highlights	concluded

Large-Cap Growth Fund ▪ For the period or year ended

	Retail Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.61		$9.89	$9.37		$8.49	$8.93	$12.02

Gain from investment operations:
Net investment income (loss) (a)	0.01		0.01	0.00	(e)	0.02	0.04	0.06
Net realized and unrealized gain (loss) on total investments	1.09		0.72	0.52		0.89	(0.43)	(2.48)

Total gain (loss) from investment operations	1.10		0.73	0.52		0.91	(0.39)	(2.42)

Less distributions from:
Net investment income	(0.00	)(e)	(0.01)	—		(0.03)	(0.05)	(0.06)
Net realized gains	(0.10)		—	—		—	—	(0.57)
Return of Capital	—		—	—		—	—	(0.04)

Total distributions	(0.10)		(0.01)	—		(0.03)	(0.05)	(0.67)

Net asset value, end of period	$11.61		$10.61	$9.89		$9.37	$8.49	$8.93

TOTAL RETURN	10.44%		7.41%	5.55	%(b)	10.78%	(4.21)%	(21.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$387,606		$367,733	$357,252		$340,417	$325,741	$344,298
Ratio of expenses to average net assets before expense waiver and reimbursement	0.89%		0.79%	0.84	%(c)	0.67%	1.05%	1.01%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.89%		0.79%	0.79	%(c)	0.67%	0.67%	0.52%
Ratio of net investment income (loss) to average net assets	0.06%		0.05%	(0.49	)%(c)	0.28%	0.63%	0.55%
Portfolio turnover rate	148%		160%	18	%(b)	214%	269%	192%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.62	$9.90	$9.38		$8.51	$8.51

Gain from investment operations:
Net investment income (loss) (a)	0.04	0.02	0.00	(e)	0.02	0.00	(e)
Net realized and unrealized gain on total investments	1.09	0.73	0.52		0.90	—

Total gain (loss) from investment operations	1.13	0.75	0.52		0.92	0.00	(e)

Less distributions from:
Net investment income	(0.02)	(0.03)	—		(0.05)	—
Net realized gains	(0.10)	—	—		—	—

Total distributions	(0.12)	(0.03)	—		(0.05)	—

Net asset value, end of period	$11.63	$10.62	$9.90		$9.38	$8.51

TOTAL RETURN	10.72%	7.55%	5.54	%(b)	10.78%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$4,288	$10,205	$6,771		$4,650	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.63%	0.73	%(c)	0.66%	221.05	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.63%	0.63%	0.67	%(c)	0.66%	0.67	%(c)
Ratio of net investment income (loss) to average net assets	0.35%	0.20%	(0.36	)%(c)	0.26%	0.00	%(c)
Portfolio turnover rate	148%	160%	18	%(b)	214%	269%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

76	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Large-Cap Value Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.27	$12.21	$11.83		$11.14	$11.56	$17.02

Gain from investment operations:
Net investment income (loss) (a)	0.26	0.19	0.01		0.18	0.19	0.28
Net realized and unrealized gain (loss) on total investments	1.77	0.03	0.37		0.66	(0.35)	(4.58)

Total gain (loss) from investment operations	2.03	0.22	0.38		0.84	(0.16)	(4.30)

Less distributions from:
Net investment income	(0.19)	(0.16)	—		(0.15)	(0.26)	(0.25)
Net realized gains	—	—	—		—	—	(0.91)

Total distributions	(0.19)	(0.16)	—		(0.15)	(0.26)	(1.16)

Net asset value, end of period	$14.11	$12.27	$12.21		$11.83	$11.14	$11.56

TOTAL RETURN	16.79%	1.77%	3.21	%(b)	7.59%	(0.66)%	(26.78)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,774,248	$1,210,661	$643,951		$580,659	$372,327	$401,478
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.47%	0.53	%(c)	0.49%	0.53%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.47%	0.52	%(c)	0.49%	0.52%	0.49%
Ratio of net investment income (loss) to average net assets	1.93%	1.48%	0.89	%(c)	1.53%	2.17%	2.03%
Portfolio turnover rate	63%	68%	11	%(b)	73%	139%	151%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.21	$12.15	$11.78		$11.10	$11.51	$16.96

Gain from investment operations:
Net investment income (loss) (a)	0.22	0.16	0.01		0.14	0.17	0.25
Net realized and unrealized gain (loss) on total investments	1.77	0.03	0.36		0.66	(0.35)	(4.57)

Total gain (loss) from investment operations	1.99	0.19	0.37		0.80	(0.18)	(4.32)

Less distributions from:
Net investment income	(0.15)	(0.13)	—		(0.12)	(0.23)	(0.22)
Net realized gains	—	—	—		—	—	(0.91)

Total distributions	(0.15)	(0.13)	—		(0.12)	(0.23)	(1.13)

Net asset value, end of period	$14.05	$12.21	$12.15		$11.78	$11.10	$11.51

TOTAL RETURN	16.53%	1.52%	3.14	%(b)	7.33%	(0.88)%	(26.99)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$794,585	$704,222	$788,706		$818,179	$630,788	$500,288
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.72%	0.78	%(c)	0.74%	0.77%	0.74%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.71%	0.72%	0.77	%(c)	0.74%	0.76%	0.74%
Ratio of net investment income (loss) to average net assets	1.70%	1.22%	0.66	%(c)	1.27%	1.86%	1.78%
Portfolio turnover rate	63%	68%	11	%(b)	73%	139%	151%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	77

Financial highlights	concluded

Large-Cap Value Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.91	$11.86	$11.49		$10.84	$11.26		$16.60

Gain from investment operations:
Net investment income (loss) (a)	0.20	0.15	0.01		0.14	0.17		0.25
Net realized and unrealized gain (loss) on total investments	1.72	0.03	0.36		0.64	(0.34)		(4.45)

Total gain (loss) from investment operations	1.92	0.18	0.37		0.78	(0.17)		(4.20)

Less distributions from:
Net investment income	(0.15)	(0.13)	—		(0.13)	(0.25)		(0.23)
Net realized gains	—	—	—		—	—		(0.91)

Total distributions	(0.15)	(0.13)	—		(0.13)	(0.25)		(1.14)

Net asset value, end of period	$13.68	$11.91	$11.86		$11.49	$10.84		$11.26

TOTAL RETURN	16.36%	1.49%	3.22	%(b)	7.28%	(0.82)%		(26.87)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,119	$79,489	$81,100		$79,558	$74,703		$74,487
Ratio of expenses to average net assets before expense waiver and reimbursement	0.84%	0.72%	0.75	%(c)	0.70%	0.92%		0.77%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.84%	0.72%	0.74	%(c)	0.70%	0.71%		0.64%
Ratio of net investment income (loss) to average net assets	1.58%	1.22%	0.68	%(c)	1.30%	1.96%		1.85%
Portfolio turnover rate	63%	68%	11	%(b)	73%	139%		151%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.24	$12.20	$11.82		$11.14	$11.14

Gain from investment operations:
Net investment income (loss) (a)	0.24	0.17	0.01		0.16	0.00	(e)
Net realized and unrealized gain on total investments	1.77	0.02	0.37		0.66	—

Total gain (loss) from investment operations	2.01	0.19	0.38		0.82	0.00	(e)

Less distributions from:
Net investment income	(0.17)	(0.15)	—		(0.14)	—
Net realized gains	—	—	—		—	—

Total distributions	(0.17)	(0.15)	—		(0.14)	—

Net asset value, end of period	$14.08	$12.24	$12.20		$11.82	$11.14

TOTAL RETURN	16.66%	1.54%	3.21	%(b)	7.46%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$267,987	$189,354	$163,731		$114,733	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.61%	0.62%	0.68	%(c)	0.64%	221.09	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.62%	0.67	%(c)	0.64%	0.67	%(c)
Ratio of net investment income (loss) to average net assets	1.79%	1.31%	0.68	%(c)	1.39%	0.00	%(c)
Portfolio turnover rate	63%	68%	11	%(b)	73%	139%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

78	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Mid-Cap Growth Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.75	$17.57	$16.85		$13.90	$14.30	$20.33

Gain from investment operations:
Net investment income (loss) (a)	0.11	0.03	0.00	(e)	0.03	0.04	0.06
Net realized and unrealized gain (loss) on total investments	1.80	1.15	0.72		2.95	(0.41)	(4.65)

Total gain (loss) from investment operations	1.91	1.18	0.72		2.98	(0.37)	(4.59)

Less distributions from:
Net investment income	—	—	—		(0.03)	(0.03)	(0.04)
Net realized gains	(0.72)	—	—		—	—	(1.40)

Total distributions	(0.72)	—	—		(0.03)	(0.03)	(1.44)

Net asset value, end of period	$19.94	$18.75	$17.57		$16.85	$13.90	$14.30

TOTAL RETURN	10.66%	6.72%	4.27	%(b)	21.48%	(2.49)%	(24.33)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$586,349	$409,941	$174,007		$151,222	$92,912	$53,843
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48%	0.49%	0.58	%(c)	0.52%	0.53%	0.55%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.48%	0.49%	0.55	%(c)	0.52%	0.52%	0.55%
Ratio of net investment income (loss) to average net assets	0.59%	0.16%	(0.29	)%(c)	0.18%	0.35%	0.31%
Portfolio turnover rate	85%	81%	9	%(b)	77%	80%	111%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.47	$17.35	$16.64		$13.74	$14.12	$20.12

Gain from investment operations:
Net investment income (loss) (a)	0.06	(0.02)	(0.01)		(0.01)	0.01	0.01
Net realized and unrealized gain (loss) on total investments	1.77	1.14	0.72		2.92	(0.39)	(4.60)

Total gain (loss) from investment operations	1.83	1.12	0.71		2.91	(0.38)	(4.59)

Less distributions from:
Net investment income	—	—	—		(0.01)	—	(0.01)
Net realized gains	(0.72)	—	—		—	—	(1.40)

Total distributions	(0.72)	—	—		(0.01)	—	(1.41)

Net asset value, end of period	$19.58	$18.47	$17.35		$16.64	$13.74	$14.12

TOTAL RETURN	10.38%	6.52%	4.21	%(b)	21.16%	(2.69)%	(24.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$476,061	$505,020	$597,228		$619,355	$525,148	$348,993
Ratio of expenses to average net assets before expense waiver and reimbursement	0.73%	0.74%	0.83	%(c)	0.77%	0.78%	0.80%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.73%	0.74%	0.80	%(c)	0.77%	0.76%	0.80%
Ratio of net investment income (loss) to average net assets	0.30%	(0.10)%	(0.54	)%(c)	(0.08)%	0.10%	0.06%
Portfolio turnover rate	85%	81%	9	%(b)	77%	80%	111%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	79

Financial highlights	concluded

Mid-Cap Growth Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.49	$17.37	$16.66		$13.76	$14.15		$20.14

Gain from investment operations:
Net investment income (loss) (a)	0.04	(0.02)	(0.01)		(0.01)	0.02		0.03
Net realized and unrealized gain (loss) on total investments	1.77	1.14	0.72		2.92	(0.40)		(4.61)

Total gain (loss) from investment operations	1.81	1.12	0.71		2.91	(0.38)		(4.58)

Less distributions from:
Net investment income	—	—	—		(0.01)	(0.01)		(0.01)
Net realized gains	(0.72)	—	—		—	—		(1.40)

Total distributions	(0.72)	—	—		(0.01)	(0.01)		(1.41)

Net asset value, end of period	$19.58	$18.49	$17.37		$16.66	$13.76		$14.15

TOTAL RETURN	10.26%	6.45%	4.26	%(b)	21.15%	(2.69)%		(24.46)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$125,453	$115,367	$93,257		$88,419	$68,849		$62,390
Ratio of expenses to average net assets before expense waiver and reimbursement	0.84%	0.74%	0.80	%(c)	0.75%	0.97%		0.87%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.84%	0.74%	0.77	%(c)	0.75%	0.73%		0.69%
Ratio of net investment income (loss) to average net assets	0.20%	(0.10)%	(0.52	)%(c)	(0.05)%	0.15%		0.17%
Portfolio turnover rate	85%	81%	9	%(b)	77%	80%		111%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$18.69	$17.54	$16.83		$13.90	$13.90

Gain from investment operations:
Net investment income (loss) (a)	0.08	0.00 (e)	(0.01)		0.00 (e)	0.00	(e)
Net realized and unrealized gain on total investments	1.79	1.15	0.72		2.96	—

Total gain (loss) from investment operations	1.87	1.15	0.71		2.96	0.00	(e)

Less distributions from:
Net investment income	—	—	—		(0.03)	—
Net realized gains	(0.72)	—	—		—	—

Total distributions	(0.72)	—	—		(0.03)	—

Net asset value, end of period	$19.84	$18.69	$17.54		$16.83	$13.90

TOTAL RETURN	10.48%	6.56%	4.22	%(b)	21.29%	0.00	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,806	$165,209	$140,980		$85,529	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.64%	0.73	%(c)	0.67%	221.08	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.63%	0.64%	0.70	%(c)	0.67%	0.70	%(c)
Ratio of net investment income (loss) to average net assets	0.41%	0.01%	(0.44	)%(c)	0.00%	0.00	%(c)
Portfolio turnover rate	85%	81%	9	%(b)	77%	80%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

80	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Mid-Cap Value Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.65	$15.96	$15.42		$13.89	$14.78	$20.34

Gain from investment operations:
Net investment income (loss) (a)	0.28	0.23	0.00	(e)	0.24	0.24	0.30
Net realized and unrealized gain (loss) on total investments	1.80	0.70	0.54		1.49	(0.88)	(4.54)

Total gain (loss) from investment operations	2.08	0.93	0.54		1.73	(0.64)	(4.24)

Less distributions from:
Net investment income	(0.23)	(0.24)	—		(0.20)	(0.22)	(0.26)
Net realized gains	—	—	—		—	(0.03)	(1.06)

Total distributions	(0.23)	(0.24)	—		(0.20)	(0.25)	(1.32)

Net asset value, end of period	$18.50	$16.65	$15.96		$15.42	$13.89	$14.78

TOTAL RETURN	12.66%	5.83%	3.50	%(b)	12.58%	(3.74)%	(22.03)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,393,965	$965,871	$446,584		$395,329	$201,400	$127,218
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.46%	0.52	%(c)	0.49%	0.54%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.46%	0.52	%(c)	0.49%	0.54%	0.51%
Ratio of net investment income (loss) to average net assets	1.61%	1.36%	0.17	%(c)	1.65%	2.18%	1.74%
Portfolio turnover rate	33%	39%	4	%(b)	51%	57%	41%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.54	$15.86	$15.33		$13.81	$14.69	$20.23

Gain from investment operations:
Net investment income (loss) (a)	0.24	0.20	0.00	(e)	0.20	0.21	0.26
Net realized and unrealized gain (loss) on total investments	1.79	0.68	0.53		1.49	(0.87)	(4.53)

Total gain (loss) from investment operations	2.03	0.88	0.53		1.69	(0.66)	(4.27)

Less distributions from:
Net investment income	(0.18)	(0.20)	—		(0.17)	(0.19)	(0.21)
Net realized gains	—	—	—		—	(0.03)	(1.06)

Total distributions	(0.18)	(0.20)	—		(0.17)	(0.22)	(1.27)

Net asset value, end of period	$18.39	$16.54	$15.86		$15.33	$13.81	$14.69

TOTAL RETURN	12.41%	5.62%	3.39	%(b)	12.38%	(3.98)%	(22.25)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,233,934	$1,190,007	$1,311,060		$1,344,289	$1,052,151	$683,125
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.71%	0.77	%(c)	0.74%	0.79%	0.76%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.71%	0.71%	0.77	%(c)	0.74%	0.79%	0.76%
Ratio of net investment income (loss) to average net assets	1.39%	1.18%	(0.08	)%(c)	1.39%	1.93%	1.52%
Portfolio turnover rate	33%	39%	4	%(b)	51%	57%	41%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	81

Financial highlights	concluded

Mid-Cap Value Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.35	$15.68	$15.15		$13.66	$14.55	$20.04

Gain from investment operations:
Net investment income (loss) (a)	0.22	0.21	0.00	(e)	0.20	0.22	0.29
Net realized and unrealized gain (loss) on total investments	1.76	0.67	0.53		1.47	(0.87)	(4.49)

Total gain (loss) from investment operations	1.98	0.88	0.53		1.67	(0.65)	(4.20)

Less distributions from:
Net investment income	(0.18)	(0.21)	—		(0.18)	(0.21)	(0.23)
Net realized gains	—	—	—		—	(0.03)	(1.06)

Total distributions	(0.18)	(0.21)	—		(0.18)	(0.24)	(1.29)

Net asset value, end of period	$18.15	$16.35	$15.68		$15.15	$13.66	$14.55

TOTAL RETURN	12.27%	5.59%	3.50	%(b)	12.35%	(3.94)%	(22.09)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$199,693	$155,210	$172,489		$167,576	$140,846	$152,818
Ratio of expenses to average net assets before expense waiver and reimbursement	0.81%	0.70%	0.72	%(c)	0.69%	0.92%	0.79%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.81%	0.70%	0.72	%(c)	0.69%	0.74%	0.62%
Ratio of net investment income (loss) to average net assets	1.26%	1.22%	(0.03	)%(c)	1.43%	2.03%	1.69%
Portfolio turnover rate	33%	39%	4	%(b)	51%	57%	41%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$16.61	$15.94	$15.40		$13.89	$13.89

Gain from investment operations:
Net investment income (loss) (a)	0.26	0.22	0.00	(e)	0.22	0.00	(e)
Net realized and unrealized gain on total investments	1.79	0.68	0.54		1.48	—

Total gain (loss) from investment operations	2.05	0.90	0.54		1.70	0.00	(e)

Less distributions from:
Net investment income	(0.20)	(0.23)	—		(0.19)	—
Net realized gains	—	—	—		—	—

Total distributions	(0.20)	(0.23)	—		(0.19)	—

Net asset value, end of period	$18.46	$16.61	$15.94		$15.40	$13.89

TOTAL RETURN	12.53%	5.71%	3.44	%(b)	12.39%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$378,125	$313,155	$248,261		$170,223	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.61%	0.61%	0.67	%(c)	0.64%	221.06	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.61%	0.67	%(c)	0.64%	0.70	%(c)
Ratio of net investment income (loss) to average net assets	1.47%	1.30%	0.00	%(c)	1.50%	0.00	%(c)
Portfolio turnover rate	33%	39%	4	%(b)	51%	57%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

82	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Small-Cap Equity Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.88	$13.13	$12.58		$11.02	$12.12	$15.43

Gain from investment operations:
Net investment income (loss) (a)	0.13	0.08	0.00	(e)	0.09	0.09	0.12
Net realized and unrealized gain (loss) on total investments	1.15	0.74	0.55		1.55	(1.13)	(2.36)

Total gain (loss) from investment operations	1.28	0.82	0.55		1.64	(1.04)	(2.24)

Less distributions from:
Net investment income	(0.10)	(0.07)	—		(0.08)	(0.06)	(0.15)
Net realized gains	(0.43)	—	—		—	—	(0.92)

Total distributions	(0.53)	(0.07)	—		(0.08)	(0.06)	(1.07)

Net asset value, end of period	$14.63	$13.88	$13.13		$12.58	$11.02	$12.12

TOTAL RETURN	9.55%	6.25%	4.37	%(b)	14.94%	(8.34)%	(15.23)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$956,314	$648,675	$404,053		$365,132	$253,985	$190,667
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48%	0.49%	0.58	%(c)	0.52%	0.57%	0.53%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.46%	0.54	%(c)	0.51%	0.53%	0.53%
Ratio of net investment income (loss) to average net assets	0.90%	0.53%	0.13	%(c)	0.75%	1.01%	0.91%
Portfolio turnover rate	101%	100%	3	%(b)	87%	91%	114%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.68	$12.94	$12.41		$10.88	$11.95	$15.23

Gain from investment operations:
Net investment income (loss) (a)	0.09	0.04	0.00	(e)	0.06	0.07	0.09
Net realized and unrealized gain (loss) on total investments	1.14	0.74	0.53		1.52	(1.11)	(2.34)

Total gain (loss) from investment operations	1.23	0.78	0.53		1.58	(1.04)	(2.25)

Less distributions from:
Net investment income	(0.06)	(0.04)	—		(0.05)	(0.03)	(0.11)
Net realized gains	(0.43)	—	—		—	—	(0.92)

Total distributions	(0.49)	(0.04)	—		(0.05)	(0.03)	(1.03)

Net asset value, end of period	$14.42	$13.68	$12.94		$12.41	$10.88	$11.95

TOTAL RETURN	9.29%	5.96%	4.35	%(b)	14.64%	(8.57)%	(15.39)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$493,397	$469,155	$479,234		$490,390	$351,575	$285,643
Ratio of expenses to average net assets before expense waiver and reimbursement	0.73%	0.74%	0.83	%(c)	0.77%	0.82%	0.78%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.71%	0.79	%(c)	0.76%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	0.65%	0.30%	(0.11	)%(c)	0.50%	0.76%	0.66%
Portfolio turnover rate	101%	100%	3	%(b)	87%	91%	114%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	83

Financial highlights	concluded

Small-Cap Equity Fund ▪ For the year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.62	$12.89	$12.35		$10.83	$11.91		$15.18

Gain from investment operations:
Net investment income (loss) (a)	0.07	0.04	0.00	(e)	0.06	0.08		0.09
Net realized and unrealized gain (loss) on total investments	1.13	0.73	0.54		1.52	(1.12)		(2.33)

Total gain (loss) from investment operations	1.20	0.77	0.54		1.58	(1.04)		(2.24)

Less distributions from:
Net investment income	(0.06)	(0.04)	—		(0.06)	(0.04)		(0.11)
Net realized gains	(0.43)	—	—		—	—		(0.92)

Total distributions	(0.49)	(0.04)	—		(0.06)	(0.04)		(1.03)

Net asset value, end of period	$14.33	$13.62	$12.89		$12.35	$10.83		$11.91

TOTAL RETURN	9.09%	5.97%	4.37	%(b)	14.66%	(8.59)%		(15.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$67,848	$67,381	$58,724		$56,094	$47,020		$50,731
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.77%	0.83	%(c)	0.76%	1.04%		0.87%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.85%	0.74%	0.79	%(c)	0.74%	0.71%		0.72%
Ratio of net investment income (loss) to average net assets	0.51%	0.27%	(0.12	)%(c)	0.51%	0.86%		0.71%
Portfolio turnover rate	101%	100%	3	%(b)	87%	91%		114%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.85	$13.11	$12.57		$11.02	$11.02

Gain from investment operations:
Net investment income (loss) (a)	0.11	0.06	0.00	(e)	0.06	0.00	(e)
Net realized and unrealized gain on total investments	1.15	0.75	0.54		1.56	—

Total gain (loss) from investment operations	1.26	0.81	0.54		1.62	0.00	(e)

Less distributions from:
Net investment income	(0.09)	(0.07)	—		(0.07)	—
Net realized gains	(0.43)	—	—		—	—

Total distributions	(0.52)	(0.07)	—		(0.07)	—

Net asset value, end of period	$14.59	$13.85	$13.11		$12.57	$11.02

TOTAL RETURN	9.35%	6.13%	4.30	%(b)	14.81%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$162,874	$151,593	$90,330		$46,963	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.64%	0.73	%(c)	0.68%	221.09	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.60%	0.61%	0.69	%(c)	0.66%	0.70	%(c)
Ratio of net investment income (loss) to average net assets	0.76%	0.40%	(0.05	)%(c)	0.50%	0.00	%(c)
Portfolio turnover rate	101%	100%	3	%(b)	87%	91%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

84	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Social Choice Equity Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.75	$10.21	$9.81		$8.92	$9.72	$12.25

Gain from investment operations:
Net investment income (loss) (a)	0.23	0.19	0.01		0.18	0.16	0.20
Net realized and unrealized gain (loss) on total investments	0.93	0.52	0.39		0.86	(0.79)	(2.46)

Total gain (loss) from investment operations	1.16	0.71	0.40		1.04	(0.63)	(2.26)

Less distributions from:
Net investment income	(0.19)	(0.17)	—		(0.15)	(0.17)	(0.15)
Net realized gains	—	—	—		—	0.00 (e)	(0.12)

Total distributions	(0.19)	(0.17)	—		(0.15)	(0.17)	(0.27)

Net asset value, end of period	$11.72	$10.75	$10.21		$9.81	$8.92	$9.72

TOTAL RETURN	10.93%	6.94%	4.08	%(b)	11.74%	(5.98)%	(18.81)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$612,990	$452,268	$287,199		$255,997	$177,486	$165,991
Ratio of expenses to average net assets before expense waiver and reimbursement	0.19%	0.19%	0.28	%(c)	0.20%	0.24%	0.21%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.19%	0.19%	0.22	%(c)	0.20%	0.22%	0.21%
Ratio of net investment income (loss) to average net assets	2.00%	1.74%	0.81	%(c)	1.86%	2.18%	1.82%
Portfolio turnover rate	17%	19%	0	%(b)	16%	16%	15%

	Retirement Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.85	$10.30	$9.91		$9.01	$9.81	$12.37

Gain from investment operations:
Net investment income (loss) (a)	0.20	0.16	0.00	(e)	0.15	0.14	0.17
Net realized and unrealized gain (loss) on total investments	0.94	0.53	0.39		0.88	(0.79)	(2.48)

Total gain (loss) from investment operations	1.14	0.69	0.39		1.03	(0.65)	(2.31)

Less distributions from:
Net investment income	(0.15)	(0.14)	—		(0.13)	(0.15)	(0.13)
Net realized gains	—	—	—		—	0.00 (e)	(0.12)

Total distributions	(0.15)	(0.14)	—		(0.13)	(0.15)	(0.25)

Net asset value, end of period	$11.84	$10.85	$10.30		$9.91	$9.01	$9.81

TOTAL RETURN	10.68%	6.71%	3.94	%(b)	11.52%	(6.17)%	(19.02)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$313,635	$335,015	$409,282		$423,195	$377,937	$294,803
Ratio of expenses to average net assets before expense waiver and reimbursement	0.43%	0.44%	0.52	%(c)	0.45%	0.49%	0.45%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.43%	0.44%	0.47	%(c)	0.45%	0.47%	0.45%
Ratio of net investment income (loss) to average net assets	1.76%	1.50%	0.55	%(c)	1.60%	1.92%	1.57%
Portfolio turnover rate	17%	19%	0	%(b)	16%	16%	15%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	85

Financial highlights	concluded

Social Choice Equity Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.88	$9.40	$9.04		$8.23	$8.99	$11.35

Gain from investment operations:
Net investment income (loss) (a)	0.18	0.15	0.01		0.15	0.14	0.18
Net realized and unrealized gain (loss) on total investments	0.85	0.48	0.35		0.80	(0.74)	(2.27)

Total gain (loss) from investment operations	1.03	0.63	0.36		0.95	(0.60)	(2.09)

Less distributions from:
Net investment income	(0.16)	(0.15)	—		(0.14)	(0.16)	(0.15)
Net realized gains	—	—	—		—	0.00 (e)	(0.12)

Total distributions	(0.16)	(0.15)	—		(0.14)	(0.16)	(0.27)

Net asset value, end of period	$10.75	$9.88	$9.40		$9.04	$8.23	$8.99

TOTAL RETURN	10.62%	6.71%	3.98	%(b)	11.62%	(6.16)%	(18.81)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,461	$199,997	$163,749		$157,804	$144,580	$150,123
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.41%	0.44	%(c)	0.37%	0.56%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.49%	0.41%	0.39	%(c)	0.37%	0.38%	0.28%
Ratio of net investment income (loss) to average net assets	1.69%	1.53%	0.64	%(c)	1.67%	2.02%	1.75%
Portfolio turnover rate	17%	19%	0	%(b)	16%	16%	15%

	Premier Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.71	$10.18	$9.79		$8.92	$8.92

Gain from investment operations:
Net investment income (loss) (a)	0.21	0.17	0.01		0.17	0.00	(e)
Net realized and unrealized gain on total investments	0.93	0.52	0.38		0.85	—

Total gain (loss) from investment operations	1.14	0.69	0.39		1.02	0.00	(e)

Less distributions from:
Net investment income	(0.17)	(0.16)	—		(0.15)	—
Net realized gains	—	—	—		—	—

Total distributions	(0.17)	(0.16)	—		(0.15)	—

Net asset value, end of period	$11.68	$10.71	$10.18		$9.79	$8.92

TOTAL RETURN	10.80%	6.79%	3.98	%(b)	11.48%	0.00	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$83,697	$83,157	$77,584		$55,609	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%	0.34%	0.43	%(c)	0.35%	220.76	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.34%	0.37	%(c)	0.35%	0.37	%(c)
Ratio of net investment income (loss) to average net assets	1.86%	1.61%	0.68	%(c)	1.77%	0.00	%(c)
Portfolio turnover rate	17%	19%	0	%(b)	16%	16%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from
September 30 to October 31.

86	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Emerging Markets Equity Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.11	$11.35	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.13	0.14	0.01
Net realized and unrealized gain (loss) on total investments	0.27	(1.36)	1.34

Total gain (loss) from investment operations	0.40	(1.22)	1.35

Less distributions from:
Net investment income	(0.07)	—	—
Net realized gains	—	(0.02)	—

Total distributions	(0.07)	(0.02)	—

Net asset value, end of period	$10.44	$10.11	$11.35

TOTAL RETURN	4.00%	(10.78)%	13.50	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$596,017	$370,441	$156,464
Ratio of expenses to average net assets before expense waiver and reimbursement	0.99%	1.08%	2.00	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.95%	0.95%	0.95	%(c)
Ratio of net investment income (loss) to average net assets	1.25%	1.29%	0.42	%(c)
Portfolio turnover rate	115%	70%	9	%(b)

	Retirement Class

	10/31/12	10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.08	$11.34	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.11	0.14	0.00	(e)
Net realized and unrealized gain (loss) on total investments	0.26	(1.38)	1.34

Total gain (loss) from investment operations	0.37	(1.24)	1.34

Less distributions from:
Net investment income	(0.05)	—	—
Net realized gains	—	(0.02)	—

Total distributions	(0.05)	(0.02)	—

Net asset value, end of period	$10.40	$10.08	$11.34

TOTAL RETURN	3.71%	(10.96)%	13.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$10,655	$5,476	$1,134
Ratio of expenses to average net assets before expense waiver and reimbursement	1.24%	1.33%	2.98	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	1.20%	1.20%	1.20	%(c)
Ratio of net investment income (loss) to average net assets	1.06%	1.22%	0.27	%(c)
Portfolio turnover rate	115%	70%	9	%(b)

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	87

Financial highlights	concluded

Emerging Markets Equity Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.07	$11.34	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.08	0.09	0.00	(e)
Net realized and unrealized gain (loss) on total investments	0.27	(1.34)	1.34

Total gain (loss) from investment operations	0.35	(1.25)	1.34

Less distributions from:
Net investment income	(0.03)	—	—
Net realized gains	—	(0.02)	—

Total distributions	(0.03)	(0.02)	—

Net asset value, end of period	$10.39	$10.07	$11.34

TOTAL RETURN	3.50%	(11.05)%	13.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,203	$4,417	$2,189
Ratio of expenses to average net assets before expense waiver and reimbursement	1.40%	1.47%	2.80	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	1.34%	1.34%	1.34	%(c)
Ratio of net investment income (loss) to average net assets	0.83%	0.84%	(0.03	)%(c)
Portfolio turnover rate	115%	70%	9	%(b)

	Premier Class

	10/31/12	10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.09	$11.34	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.05	0.13	0.01
Net realized and unrealized gain (loss) on total investments	0.34	(1.36)	1.33

Total gain (loss) from investment operations	0.39	(1.23)	1.34

Less distributions from:
Net investment income	(0.06)	—	—
Net realized gains	—	(0.02)	—

Total distributions	(0.06)	(0.02)	—

Net asset value, end of period	$10.42	$10.09	$11.34

TOTAL RETURN	3.96%	(10.87)%	13.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,113	$7,788	$1,134
Ratio of expenses to average net assets before expense waiver and reimbursement	1.15%	1.23%	2.89	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	1.10%	1.10%	1.10	%(c)
Ratio of net investment income (loss) to average net assets	0.46%	1.21%	0.37	%(c)
Portfolio turnover rate	115%	70%	9	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
‡	The Fund commenced operations on August 31, 2010.

88	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights

Enhanced International Equity Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$6.62	$7.11	$6.82		$6.71	$6.85	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.24	0.21	0.00	(e)	0.18	0.17	0.27
Net realized and unrealized gain (loss) on total investments	0.16	(0.52)	0.29		0.08	(0.20)	(3.41)

Total gain (loss) from investment operations	0.40	(0.31)	0.29		0.26	(0.03)	(3.14)

Less distributions from:
Net investment income	(0.20)	(0.18)	—		(0.15)	(0.11)	(0.01)
Net realized gains	—	—	—		—	—	—

Total distributions	(0.20)	(0.18)	—		(0.15)	(0.11)	(0.01)

Net asset value, end of period	$6.82	$6.62	$7.11		$6.82	$6.71	$6.85

TOTAL RETURN	6.33%	(4.51)%	4.25	%(b)	3.88%	0.05%	(31.42	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$636,659	$536,415	$536,717		$518,371	$359,697	$166,418
Ratio of expenses to average net assets before expense waiver and reimbursement	0.51%	0.53%	0.66	%(c)	0.53%	0.63%	0.72	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.53%	0.55	%(c)	0.53%	0.55%	0.55	%(c)
Ratio of net investment income (loss) to average net assets	3.69%	2.97%	0.17	%(c)	2.74%	3.20%	3.85	%(c)
Portfolio turnover rate	81%	92%	10	%(b)	146%	107%	88	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(d)	The Fund commenced operations on November 30, 2007.
(e)	Amount represents less than $0.01 per share.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	89

Financial highlights

Global Natural Resources Fund ▪ For the period ended

	Institutional
	Class

	10/31/12	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.18
Net realized and unrealized gain on total investments	0.03

Total gain (loss) from investment operations	0.21

Less distributions from:
Net investment income	(0.02)
Net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$10.19

TOTAL RETURN	2.09	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$244,856
Ratio of expenses to average net assets before expense waiver and reimbursement	0.86	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.75	%(c)
Ratio of net investment income (loss) to average net assets	1.80	%(c)
Portfolio turnover rate	65	%(b)

	Retirement
	Class

	10/31/12	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.17
Net realized and unrealized gain on total investments	0.02

Total gain (loss) from investment operations	0.19

Less distributions from:
Net investment income	(0.02)
Net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$10.17

TOTAL RETURN	1.87	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$11,290
Ratio of expenses to average net assets before expense waiver and reimbursement	1.13	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	1.00	%(c)
Ratio of net investment income (loss) to average net assets	1.65	%(c)
Portfolio turnover rate	65	%(b)

90	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights	concluded

Global Natural Resources Fund ▪ For the period ended

	Retail
	Class

	10/31/12	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00

Gain from investment operations:
Net investment income (loss) (a)	0.15
Net realized and unrealized gain on total investments	0.01

Total gain (loss) from investment operations	0.16

Less distributions from:
Net investment income	(0.01)
Net realized gains	—

Total distributions	(0.01)

Net asset value, end of period	$10.15

TOTAL RETURN	1.64	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,149
Ratio of expenses to average net assets before expense waiver and reimbursement	1.31	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	1.14	%(c)
Ratio of net investment income (loss) to average net assets	1.52	%(c)
Portfolio turnover rate	65	%(b)

	Premier
	Class

	10/31/12	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	10.00

Gain from investment operations:
Net investment income (loss) (a)	0.16
Net realized and unrealized gain on total investments	0.03

Total gain (loss) from investment operations	0.19

Less distributions from:
Net investment income	(0.02)
Net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$10.17

TOTAL RETURN	1.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,568
Ratio of expenses to average net assets before expense waiver and reimbursement	1.11	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.90	%(c)
Ratio of net investment income (loss) to average net assets	1.59	%(c)
Portfolio turnover rate	65	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
*	The Fund commenced operations on November 1, 2011.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	91

Financial highlights

International Equity Fund ▪ For the period or year ended

	Institutional Class

	10/31/12	10/31/11	10/31/10†		9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.14	$9.41	$8.95		$8.06	$8.68	$14.98

Gain from investment operations:
Net investment income (loss) (a)	0.18	0.16	0.00	(e)	0.11	0.12	0.26
Net realized and unrealized gain (loss) on total investments	0.88	(1.35)	0.46		0.90	(0.48)	(4.67)

Total gain (loss) from investment operations	1.06	(1.19)	0.46		1.01	(0.36)	(4.41)

Less distributions from:
Net investment income	(0.14)	(0.08)	—		(0.12)	(0.24)	(0.15)
Net realized gains	—	—	—		—	(0.02)	(1.74)

Total distributions	(0.14)	(0.08)	—		(0.12)	(0.26)	(1.89)

Net asset value, end of period	$9.06	$8.14	$9.41		$8.95	$8.06	$8.68

TOTAL RETURN	13.36%	(12.76)%	5.14	%(b)	12.62%	(3.19)%	(33.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,644,055	$1,092,168	$841,417		$785,755	$684,965	$606,528
Ratio of expenses to average net assets before expense waiver and reimbursement	0.52%	0.53%	0.57	%(c)	0.53%	0.58%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.53%	0.57	%(c)	0.53%	0.57%	0.54%
Ratio of net investment income (loss) to average net assets	2.16%	1.69%	0.39	%(c)	1.36%	1.81%	2.20%
Portfolio turnover rate	98%	107%	8	%(b)	119%	118%	204%

	Retirement Class

	10/31/12	10/31/11	10/31/10†		9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.37	$9.68	$9.20		$8.29	$8.90	$15.32

Gain from investment operations:
Net investment income (loss) (a)	0.16	0.14	0.00	(e)	0.09	0.10	0.25
Net realized and unrealized gain (loss) on total investments	0.91	(1.39)	0.48		0.92	(0.48)	(4.79)

Total gain (loss) from investment operations	1.07	(1.25)	0.48		1.01	(0.38)	(4.54)

Less distributions from:
Net investment income	(0.11)	(0.06)	—		(0.10)	(0.21)	(0.14)
Net realized gains	—	—	—		—	(0.02)	(1.74)

Total distributions	(0.11)	(0.06)	—		(0.10)	(0.23)	(1.88)

Net asset value, end of period	$9.33	$8.37	$9.68		$9.20	$8.29	$8.90

TOTAL RETURN	13.06%	(13.03)%	5.22	%(b)	12.28%	(3.42)%	(33.64)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$716,864	$754,251	$1,105,129		$1,124,555	$1,047,995	$1,159,940
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.78%	0.82	%(c)	0.78%	0.83%	0.79%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.78%	0.78%	0.82	%(c)	0.78%	0.82%	0.79%
Ratio of net investment income (loss) to average net assets	1.92%	1.43%	0.12	%(c)	1.07%	1.53%	2.08%
Portfolio turnover rate	98%	107%	8	%(b)	119%	118%	204%

92	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Financial highlights	concluded

International Equity Fund ▪ For the period or year ended

	Retail Class

	10/31/12	10/31/11	10/31/10†		9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$5.68	$6.59	$6.27		$5.69	$6.22		$11.29

Gain from investment operations:
Net investment income (loss) (a)	0.10	0.09	0.00	(e)	0.06	0.07		0.17
Net realized and unrealized gain (loss) on total investments	0.61	(0.93)	0.32		0.63	(0.35)		(3.35)

Total gain (loss) from investment operations	0.71	(0.84)	0.32		0.69	(0.28)		(3.18)

Less distributions from:
Net investment income	(0.12)	(0.07)	—		(0.11)	(0.23)		(0.15)
Net realized gains	—	—	—		—	(0.02)		(1.74)

Total distributions	(0.12)	(0.07)	—		(0.11)	(0.25)		(1.89)

Net asset value, end of period	$6.27	$5.68	$6.59		$6.27	$5.69		$6.22

TOTAL RETURN	12.93%	(12.96)%	5.10	%(b)	12.28%	(3.29)%		(33.62)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,770	$258,283	$314,977		$301,044	$284,678		$316,827
Ratio of expenses to average net assets before expense waiver and reimbursement	0.92%	0.79%	0.80	%(c)	0.72%	1.02%		0.89%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.92%	0.79%	0.80	%(c)	0.72%	0.79%		0.69%
Ratio of net investment income (loss) to average net assets	1.74%	1.42%	0.17	%(c)	1.12%	1.56%		1.95%
Portfolio turnover rate	98%	107%	8	%(b)	119%	118%		204%

	Premier Class

	10/31/12	10/31/11	10/31/10†		9/30/10	9/30/09*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$8.12	$9.40	$8.93		$8.06	$8.06

Gain from investment operations:
Net investment income (loss) (a)	0.15	0.14	0.00	(e)	0.13	0.00	(e)
Net realized and unrealized gain (loss) on total investments	0.90	(1.34)	0.47		0.85	—

Total gain (loss) from investment operations	1.05	(1.20)	0.47		0.98	0.00	(e)

Less distributions from:
Net investment income	(0.13)	(0.08)	—		(0.11)	—
Net realized gains	—	—	—		—	—

Total distributions	(0.13)	(0.08)	—		(0.11)	—

Net asset value, end of period	$9.04	$8.12	$9.40		$8.93	$8.06

TOTAL RETURN	13.21%	(12.93)%	5.26	%(b)	12.32%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$260,341	$218,288	$178,553		$90,273	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.67%	0.68%	0.72	%(c)	0.68%	221.11	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.67%	0.68%	0.72	%(c)	0.68%	0.75	%(c)
Ratio of net investment income (loss) to average net assets	1.78%	1.50%	0.55	%(c)	1.55%	0.00	%(c)
Portfolio turnover rate	98%	107%	8	%(b)	119%	118%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	93

Notes to financial statements

TIAA-CREF Funds
Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund and International Equity Fund (collectively the “Funds” or individually, the “Fund”). The Global Natural Resources Fund commenced operations on November 1, 2011.

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Retirement, Retail and Premier Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (2009–2012) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2012, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts

94	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) adopted Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The ASU converges the guidance of both entities on fair value measurements and disclosures. ASU 2011-04 requires additional disclosures around transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy. The ASU applies to interim and annual periods beginning after December 15, 2011. Effective May 1, 2012, the Funds adopted this guidance with no material impact to the Funds’ financial statements and notes disclosure.

In December 2011, the FASB issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (the “Update”). The Update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds expect to adopt this new guidance on May 1, 2013. Management is currently evaluating the impact of the Update’s adoption on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at their estimated fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields, or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in Registered Investment Companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	95

Notes to financial statements

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2012, there were no transfers between levels by the Funds.

As of October 31, 2012, 100% of the value of investments in the Enhanced Large-Cap Growth Index Fund was valued based on Level 1 inputs.

The following is a summary of the inputs used to value the remaining Funds’ investments as of October 31, 2012:

Fund	Level 1	Level 2	Level 3	Total

Enhanced Large-Cap Value Index
Consumer discretionary	$110,308,029	$1,236,566	$—	$111,544,595
Consumer staples	65,157,875	—	—	65,157,875
Energy	166,843,683	—	—	166,843,683
Financials	276,854,401	—	—	276,854,401
Health care	120,229,165	—	—	120,229,165
Industrials	84,966,533	—	—	84,966,533
Information technology	77,496,403	—	—	77,496,403
Materials	44,886,517	—	—	44,886,517
Telecommunication services	39,980,137	—	—	39,980,137
Utilities	61,230,104	—	—	61,230,104
Short-term investments	29,937,720	—	—	29,937,720
Written options**	(30,455)	—	—	(30,455)

Total	$1,077,860,112	$1,236,566	$—	$1,079,096,678

Growth & Income
Consumer discretionary	$396,118,172	$5,493,897	$—	$401,612,069
Consumer staples*	310,836,150	13,574,929	—	324,411,079
Energy	291,849,865	—	—	291,849,865
Financials	382,747,826	—	—	382,747,826
Health care*	369,131,877	23,338,323	—	392,470,200
Industrials	254,491,719	3,197,683	—	257,689,402
Information technology	546,735,073	7,550,533	—	554,285,606
Materials	115,703,269	—	—	115,703,269
Telecommunication services	84,970,889	—	—	84,970,889
Utilities	62,333,239	—	—	62,333,239
Purchase options	—	8,400	—	8,400
Short-term investments	30,955,445	16,500,000	—	47,455,445
Written options**	(289,550)	—	—	(289,550)

Total	$2,845,583,974	$69,663,765	$—	$2,915,247,739

Large-Cap Growth
Consumer discretionary*	$288,921,795	$4,492,095	$—	$293,413,890
Consumer staples	70,420,152	12,574,059	—	82,994,211
Energy	51,865,281	—	—	51,865,281
Financials	90,921,752	—	—	90,921,752
Health care	225,238,837	4,673,516	—	229,912,353
Industrials	174,118,200	—	—	174,118,200
Information technology	541,565,958	12,300,503	—	553,866,461
Materials	77,272,005	—	—	77,272,005
Telecommunication services	7,985,206	—	—	7,985,206
Short-term investments	22,098,647	23,000,000	—	45,098,647

Total	$1,550,407,833	$57,040,173	$—	$1,607,448,006

Large-Cap Value
Consumer discretionary	$272,140,278	$17,920,259	$—	$290,060,537
Consumer staples	210,367,618	24,464,398	—	234,832,016
Energy	450,564,170	7,707,552	—	458,271,722
Financials	689,553,491	19,245,975	—	708,799,466
Health care*	360,019,748	26,873,296	—	386,893,044
Industrials*	266,854,046	22,570,945	—	289,424,991
Information technology	214,759,021	2,386,428	—	217,145,449
Materials	90,570,429	—	—	90,570,429
Telecommunication services	84,878,337	—	—	84,878,337
Utilities	141,150,788	—	—	141,150,788
Short-term investments	115,711,071	13,000,000	—	128,711,071

Total	$2,896,568,997	$134,168,853	$—	$3,030,737,850

96	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total

Mid-Cap Growth
Consumer discretionary	$351,148,221	$—	$—	$351,148,221
Consumer staples	72,500,475	11,605,512	—	84,105,987
Energy	51,910,435	15,804,465	—	67,714,900
Financials	120,848,890	—	—	120,848,890
Health care	167,713,923	—	—	167,713,923
Industrials	178,990,007	—	—	178,990,007
Information technology	258,280,326	—	—	258,280,326
Materials	67,573,265	—	—	67,573,265
Telecommunication services	28,291,101	—	—	28,291,101
Utilities	7,040,000	—	—	7,040,000
Short-term investments	62,144,982	13,000,000	—	75,144,982

Total	$1,366,441,625	$40,409,977	$—	$1,406,851,602

Mid-Cap Value
Consumer discretionary	$367,898,222	$11,259,879	$—	$379,158,101
Consumer staples	147,520,159	4,906,082	—	152,426,241
Energy	319,398,455	10,387,985	—	329,786,440
Financials	933,326,469	—	—	933,326,469
Health care*	187,947,753	7,387,570	—	195,335,323
Industrials	315,548,449	7,374,466	—	322,922,915
Information technology	279,141,241	—	—	279,141,241
Materials	236,324,900	—	—	236,324,900
Telecommunication services	17,702,165	—	—	17,702,165
Utilities	321,571,510	—	—	321,571,510
Short-term investments	70,510,308	34,000,000	—	104,510,308

Total	$3,196,889,631	$75,315,982	$—	$3,272,205,613

Small-Cap Equity
Financials	$358,017,078	$—	$—	$358,017,078
Information technology	290,679,962	—	—	290,679,962
Industrials	270,164,767	—	—	270,164,767
Consumer discretionary	226,330,243	—	—	226,330,243
Health care	179,789,060	—	—	179,789,060
Energy	104,099,558	—	—	104,099,558
Materials	87,826,327	—	—	87,826,327
Consumer staples	63,164,035	—	—	63,164,035
Utilities	62,385,292	—	—	62,385,292
Telecommunication services	10,410,252	—	—	10,410,252
Short-term investments	157,154,884	23,000,000	—	180,154,884
Futures**	(828,776)	—	—	(828,776)

Total	$1,809,192,682	$23,000,000	$—	$1,832,192,682

Social Choice Equity
Financials	$242,774,370	$—	$—	$242,774,370
Information technology	203,434,600	—	—	203,434,600
Consumer discretionary	148,182,892	—	—	148,182,892
Health care	140,416,317	—	—	140,416,317
Industrials	137,230,534	—	—	137,230,534
Energy	108,911,405	199,935	—	109,111,340
Consumer staples	106,502,525	—	—	106,502,525
Materials	63,279,439	—	—	63,279,439
Utilities	56,521,080	—	—	56,521,080
Telecommunication services	20,795,118	—	—	20,795,118
Short-term investments	—	2,499,752	—	2,499,752

Total	$1,228,048,280	$2,699,687	$—	$1,230,747,967

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	97

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total

Emerging Markets Equity
Brazil	$—	$79,962,227	$—	$79,962,227
China*	7,546,592	86,530,300	—	94,076,892
Colombia	—	11,976,683	—	11,976,683
India	—	40,838,743	—	40,838,743
Indonesia	—	24,999,886	—	24,999,886
Korea, Republic of	—	78,597,647	—	78,597,647
Mexico*	1,819,955	42,455,427	—	44,275,382
Philippines	—	21,396,674	—	21,396,674
Russia*	1,855,486	42,430,981	—	44,286,467
South Africa	—	33,820,327	—	33,820,327
Taiwan	—	37,607,044	—	37,607,044
Thailand*	—	15,042,652	—	15,042,652
Turkey	—	17,356,511	—	17,356,511
Other	6,958,326	61,083,507	—	68,041,833
Short-term investments	34,491,367	—	—	34,491,367

Total	$52,671,726	$594,098,609	$—	$646,770,335

Enhanced International Equity Index
Australia	$—	$54,691,381	$—	$54,691,381
France	—	54,494,929	—	54,494,929
Germany	—	53,095,509	—	53,095,509
Hong Kong	—	20,379,617	—	20,379,617
Italy	—	15,406,629	—	15,406,629
Japan	—	122,721,073	—	122,721,073
Netherlands	—	38,658,833	—	38,658,833
Spain	—	15,907,193	—	15,907,193
Sweden	—	17,850,964	—	17,850,964
Switzerland	—	52,175,479	—	52,175,479
United Kingdom*	23,824,257	107,708,086	—	131,532,343
Other*	4,353,150	48,737,874		53,091,024
Short-term investments	28,764,225	—	—	28,764,225
Futures **	31,634	—	—	31,634

Total	$56,973,266	$601,827,567	$—	$658,800,833

Global Natural Resources
Australia	$293,957	$15,072,150	$—	$15,366,107
Brazil	—	5,393,771	—	5,393,771
Canada	—	26,825,519	—	26,825,519
Chile*	3,625,228	2,663,472	—	6,288,700
India	—	8,034,719	—	8,034,719
Indonesia	—	10,880,103	—	10,880,103
Mexico	—	5,594,344	—	5,594,344
Russia	—	5,296,509	—	5,296,509
Switzerland	—	12,757,573		12,757,573
United Kingdom	—	28,582,537	—	28,582,537
United States	83,958,788	—	—	83,958,788
Other*	3,040,279	43,331,330		46,371,609
Short-Term Investments	—	5,999,405	—	5,999,405

Total	$90,918,252	$170,431,432	$—	$261,349,684

International Equity
China	$—	$92,073,964	$—	$92,073,964
France	—	298,875,990	—	298,875,990
Germany	—	526,915,192	—	526,915,192
India	—	74,733,461	—	74,733,461
Japan	—	304,289,676	—	304,289,676
Sweden	—	170,067,369	—	170,067,369
Switzerland	—	452,092,302	—	452,092,302
United Kingdom	—	830,465,462		830,465,462
Other	—	114,080,135	—	114,080,135
Short-term investments	144,211,707	17,200,000	—	161,411,707

Total	$144,211,707	$2,880,793,551	$—	$3,025,005,258

* Includes American Depositary Receipts in Level 1.
** Derivatives instruments are not reflected in the summary portfolio of investments.

98	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

continued

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2012, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liabilities derivatives

Derivative contract	Location	Fair value amount	Location	Fair value amount

Enhanced Large-Cap Value Index Fund
Equity contracts			Written options	$30,455

Growth & Income Fund
Equity contracts	Portfolio investments	$8,400
Equity contracts			Written options	289,550

Small-Cap Equity Fund
Equity contracts			Futures*	828,776

Enhanced International Equity Index Fund
Equity contracts	Futures*	31,634

*

The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2012, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation )

Enhanced Large-Cap Value Index
Equity contracts	Written options	$177,442	$2,116

Growth & Income
Equity contracts	Purchased options	—	(2,776)
Equity contracts	Written options	1,008,903	(98,518)

Small-Cap Equity
Equity contracts	Futures transactions	793,578	(1,486,462)

Enhanced International Equity Index
Equity contracts	Futures transactions	(154,816)	31,634

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin payments are made or received reflecting daily changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2012, the Enhanced International Equity Index Fund and the Small-Cap Equity Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets.

At October 31, 2012, the Funds held the following open futures contracts:

Fund	Futures	Number of contracts	Market value	Expiration date	Unrealized gain (loss	)

Small-Cap Equity	Mini Russell 2000
	Index	259	$21,142,170	12/15/12	$(828,776)

Enhanced
International	MSCI EAFE Mini
Equity Index	Index	54	4,099,680	12/15/12	31,634

Options: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. During the year ended October 31, 2012, the Enhanced Large-Cap Value Index Fund and the Growth & Income Fund had exposure to options, based on underlying nominal values, generally between 0% and 1% of net assets.

The Growth & Income Fund had the following purchased options outstanding as of October 31, 2012:

	Contracts	Value

LyondellBasell Industries NV, Put, 11/17/12 at $40	700	$8,400

Written options outstanding as of October 31, 2012 were as follows:

	Contracts	Value

Enhanced Large-Cap Value Index Fund
Cliffs Natural Resources, Inc., Call, 11/17/12 at $45	30	$(330)
Expedia Inc., Call, 11/17/12 at $60	20	(2,680)
Netflix Inc., Call, 11/17/12 at $75	25	(16,375)
Netflix Inc., Call, 11/17/12 at $80	27	(11,070)

Total	102	$(30,455)

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	99

Notes to financial statements

	Contracts	Value

Growth & Income Fund
Apple, Inc., Call, 11/17/12 at $620	50	$(24,500)
Eaton Corp., Call, 11/17/12 at $45	500	(127,500)
Expedia Inc., Call, 11/17/12 at $60	700	(93,800)
Monster Beverage Corp., Call, 11/17/12 at $48	250	(43,750)

Total	1,500	$(289,550)

Transactions in written options and related premiums received during the period ended October 31, 2012, were as follows:

	Number of contracts	Premiums

Enhanced Large-Cap Value Index Fund
Outstanding at beginning of period	—	$—
Written	1,696	210,815
Purchased	(23)	(2,391)
Exercised	(514)	(65,891)
Expired	(1,057)	(109,962)

Outstanding at end of period	102	$32,571

	Number of contracts	Premiums

Growth & Income Fund
Outstanding at beginning of period	—	$—
Written	9,796	1,360,102
Purchased	(3,154)	(419,334)
Exercised	(139)	(56,267)
Expired	(5,003)	(693,469)

Outstanding at end of period	1,500	$191,032

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its cost in providing certain administrative and operational oversight services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund (except the Emerging Markets Equity Fund and the Global Natural Resources Fund) reimburses TPIS for amounts incurred up to 0.25% of the average daily net assets to distribute the Funds’ Retail Class. The Premier Class of each Fund and the Retail Class of the Emerging Markets Equity Fund and the Global Natural Resources Fund have adopted a distribution Rule 12b-1 plan that is expected to compensate TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund and the Retail Class of the Emerging Markets Equity Fund and the Global Natural Resources Fund at the maximum annual rates of 0.15% and 0.25% of the average daily net assets attributable to the Fund’s Premier Class and the Retail Class of the Emerging Markets Equity Fund and the Global Natural Resources Fund, respectively.

Certain affiliated entities may pay Fund expenses on behalf of the Funds. The Funds reimburse the affiliated entities for any such payment. Amounts owed to Fund affiliates for payment of Fund expenses are disclosed as due to affiliates on the Statements of Assets and Liabilities.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2012, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee - effective rate	Service agreement fee	Maximum distribution fee		Maximum expense amounts‡

Fund				Retirement Class	Retail Class	Premier Class	Institutional Class	Retirement Class	Retail Class	Premier Class

Enhanced Large-Cap Growth Index*	0.20%–0.35	%¥	0.35%	—%	—%	—%	0.40%	—%	—%	—%
Enhanced Large-Cap Value Index*	0.20–0.35		¥0.35	—	—	—	0.40	—	—	—
Growth & Income*	0.39–0.45		0.44	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Large-Cap Growth*	0.39–0.45		0.44	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Large-Cap Value*	0.39–0.45		0.44	0.25	0.25	0.15	0.52	0.77	0.91	0.67
Mid-Cap Growth*	0.42–0.48		0.45	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Mid-Cap Value*	0.42–0.48		0.44	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Small-Cap Equity*	0.42–0.48	f	0.45	0.25	0.25	0.15	0.55	0.80	0.94	0.70
Social Choice Equity	0.15		0.15	0.25	0.25	0.15	0.22	0.47	0.61	0.37
Emerging Markets Equity*	0.79–0.85		0.85	0.25	0.25	0.15	0.95	1.20	1.34	1.10
Enhanced International Equity Index*	0.30–0.45		¥0.45	—	—	—	0.55	—	—	—
Global Natural Resources*	0.59–0.65		0.65	0.25	0.25	0.15	0.75	1.00	1.14	0.90
International Equity*	0.44–0.50		0.49	0.25	0.25	0.15	0.60	0.85	0.99	0.75

*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
f

During the period May 1, 2011 to April 30, 2012, Advisors voluntarily waived a portion of the investment management fee for the Small-Cap Equity Fund. The investment management fee range after the waiver was 0.40%–0.45% of average daily net assets. Advisors has agreed to continue the investment management fee waiver for the period May 1, 2012 to April 30, 2013. This voluntary waiver may be terminated by the Board of Trustees after the first six-months.

¥

Prior to March 1, 2012, the investment management fees were 0.45% of average daily net assets for the Enhanced International Equity Index Fund and 0.35% of average daily net assets for the Enhanced Large-Cap Growth Index Fund and the Enhanced Large-Cap Value Index Fund.

100	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

continued

‡

Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2013. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

At the commencement of operations of the Emerging Markets Equity Fund and the Global Natural Resources Fund, TIAA, an affiliate, invested in each Fund. In addition, a registered separate account of TIAA (collectively “TIAA Access”), has various sub-accounts that invest in several of the funds, and certain funds within the Trust also make investments in several of the Funds.

The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2012:

Underlying Fund	TIAA	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total

Enhanced Large-Cap Growth Index	—	94%	—	5%	—	99%
Enhanced Large-Cap Value Index	—	95	—	5	—	100
Growth & Income	—	30	—	2	4%	36
Large-Cap Growth	—	61	—	3	2	66
Large-Cap Value	—	35	—	2	5	42
Mid-Cap Growth	—	4	—	—	7	11
Mid-Cap Value	—	2	—	—	8	10
Small-Cap Equity	—	24	—	2	5	31
Social Choice Equity	—	—	—	—	2	2
Emerging Markets Equity	1%	88	1%	4	—	94
Enhanced International Equity Index	—	95	—	5	—	100
Global Natural Resources	10	82	—	—	—	92
International Equity	—	27	—	1	5	33

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2011	Purchase cost	Sales proceeds	Realized gain (loss )	Dividend income	Withholding expense	Shares at October 31, 2012		Value at October 31, 2012

Large-Cap Value Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$89,307,953	$115,650,102	$56,743,087	$—	$—	$—	115,711,071		$115,711,071

Small-Cap Equity Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$111,865,116	$131,739,920	$105,336,802	$—	$—	$—	157,154,884		$157,154,884

International Equity Fund
Tecan Group AG.	$51,000,118	$—	$56,483,489	$(2,072,199)	$842,665	$—	—	*	$—
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	90,351,117	628,264,743	574,404,153	—	—	—	144,211,707		144,211,707

	$141,351,235	$628,264,743	$630,887,642	$(2,072,199)	$842,665	$—			$144,211,707

*	Not an affiliate investment as of October 31, 2012

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly-owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in several of the Funds. As of October 31, 2012, one 529 Plan owns 6% of the Social Choice Equity Fund.

Note 5—investments

Securities lending: The Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the lending agent. Such income is reflected separately in the Statements of Operations. In lending its securities, the Fund bears the market risk with respect to the collateral investment as well as the securities loaned and also bears the risk that the counterparty may default on its obligations to the Fund.

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	101

Notes to financial statements

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Equity-linked notes: Equity-linked notes are debt securities issued by banks or broker-dealers and are designed to offer a return linked to an underlying security or market index. Equity-linked notes are structured with a defined maturity date. When the note matures, the issuer will pay to, or receive from the Fund, the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The Fund will record a realized gain or loss on the transaction. The note is valued daily and any change in the value of the note is reflected in net unrealized gains and losses. Investments in equity-linked notes involve the same risks associated with a direct investment in the underlying security or index that the notes seek to replicate. In addition, there is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under an equity-linked note against the issuer of the underlying security.

Net unrealized appreciation (depreciation): At October 31, 2012, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation	)

Enhanced Large-Cap Growth Index	$851,774,316	$168,131,880	$(10,532,370)	$157,599,510
Enhanced Large-Cap Value Index	928,893,342	161,490,201	(11,256,410)	150,233,791
Growth & Income	2,490,937,623	457,389,804	(32,790,138)	424,599,666
Large-Cap Growth	1,388,540,714	231,581,719	(12,674,427)	218,907,292
Large-Cap Value	2,911,185,714	303,133,286	(183,581,150)	119,552,136
Mid-Cap Growth	1,229,017,910	220,287,424	(42,453,732)	177,833,692
Mid-Cap Value	2,839,310,837	529,678,554	(96,783,778)	432,894,776
Small-Cap Equity	1,709,849,294	193,885,120	(70,712,956)	123,172,164
Social Choice Equity	1,058,354,708	232,290,612	(59,897,353)	172,393,259
Emerging Markets Equity	609,727,497	62,914,148	(25,871,310)	37,042,838
Enhanced International Equity Index	641,153,698	48,105,954	(30,490,453)	17,615,501
Global Natural Resources	254,457,432	14,512,597	(7,620,345)	6,892,252
International Equity	2,843,146,801	288,862,722	(107,004,265)	181,858,457

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2012 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales

Enhanced Large-Cap Growth Index	$1,499,520,333	$1,407,625,199
Enhanced Large-Cap Value Index	951,184,578	808,863,842
Growth & Income	3,252,606,569	2,868,283,979
Large-Cap Growth	2,313,187,091	2,167,570,787
Large-Cap Value	1,996,200,516	1,588,339,559
Mid-Cap Growth	1,127,697,964	1,089,018,989
Mid-Cap Value	1,211,253,839	941,444,266
Small-Cap Equity	1,777,515,368	1,569,004,204
Social Choice Equity	188,101,771	188,417,784
Emerging Markets Equity	763,925,953	564,495,888
Enhanced International Equity Index	571,859,973	497,372,154
Global Natural Resources	379,574,106	125,509,105
International Equity	2,704,173,198	2,439,621,219

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October, 31 2012 and October 31, 2011 was as follows.

	10/31/2012			10/31/2011

Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Enhanced Large-Cap Growth Index	$44,755,249	$36,530,158	$81,285,407	$38,606,381	$1,038,748	$39,645,129
Enhanced Large-Cap Value Index	26,245,491	22,209,269	48,454,760	17,933,905	—	17,933,905
Growth & Income	31,769,029	17,947,213	49,716,242	19,339,014	—	19,339,014
Large-Cap Growth	2,803,069	11,957,189	14,760,258	2,410,700	—	2,410,700
Large-Cap Value	31,353,692	—	31,353,692	20,769,531	—	20,769,531
Mid-Cap Growth	—	46,187,920	46,187,920	—	—	—
Mid-Cap Value	32,121,317	—	32,121,317	29,897,486	—	29,897,486
Small-Cap Equity	8,529,276	42,375,063	50,904,339	4,636,056	—	4,636,056
Social Choice Equity	18,080,683	—	18,080,683	14,306,740	—	14,306,740
Emerging Markets Equity	2,863,899	—	2,863,899	337,359	—	337,359
Enhanced International Equity Index	17,033,076	—	17,033,076	13,412,337	—	13,412,337
Global Natural Resources	125,457	—	125,457	—	—	—
International Equity	38,514,207	—	38,514,207	19,533,487	—	19,533,487

102	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

continued

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryover	Total

Enhanced Large-Cap Growth Index	$15,222,396	$32,416,222	$157,599,512		$—	$205,238,130
Enhanced Large-Cap Value Index	19,901,213	20,854,302	150,235,910		—	190,991,425
Growth & Income	9,278,605	112,727,710	424,500,882		—	546,507,197
Large-Cap Growth	2,198,197	43,610,843	218,907,343		—	264,716,383
Large-Cap Value	36,290,812	10,603,597	119,551,545		—	166,445,954
Mid-Cap Growth	5,561,428	69,007,534	177,834,220		—	252,403,182
Mid-Cap Value	31,195,226	58,004,289	432,894,857		—	522,094,372
Small-Cap Equity	9,827,802	30,411,752	123,172,162		—	163,411,716
Social Choice Equity	16,783,298	—	172,393,261		(5,811,473)	183,365,086
Emerging Markets Equity	5,889,367	—	36,940,699		(49,131,103)	(6,301,037)
Enhanced International Equity Index	23,200,163	—	17,551,307		(14,997,767)	25,753,703
Global Natural Resources	4,197,200	—	6,676,503		(6,526,878)	4,346,825
International Equity	48,062,241	—	181,651,205		(832,403,808)	(602,690,362)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short-term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2012, the Social Choice Equity Fund received $63,057,912 of securities for an in-kind purchase transaction. During the year ended October 31, 2012, the Funds did not have any in-kind redemption transactions.

At October 31, 2012, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration

Fund	10/31/16	10/31/17	10/31/18	10/31/19	No expiration	Total

Social Choice Equity	$—	$5,811,473	$—	$—	$—	$5,811,473
Emerging Markets Equity	—	—	—	14,064,867	35,066,236	49,131,103
Enhanced International Equity Index	—	7,891,974	—	—	7,105,793	14,997,767
Global Natural Resources	—	—	—	—	6,526,878	6,526,878
International Equity	312,152,033	401,840,220	37,037,218	—	81,374,337	832,403,808

For the year ended October 31, 2012, the Large-Cap Value Fund, Mid-Cap Value Fund, and Social Choice Equity Fund utilized $134,350,866, $69,073,181, and $6,076,399, respectively, of their capital loss carryover available from prior years.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2012, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	103

Notes to financial statements	concluded

the Fund’s organizational documents, the trustees and officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

Note 10—subsequent event

On December 4, 2012, the Board approved an amendment to the Retail Class Rule 12b-1 plan of the Funds (except Emerging Markets Equity Fund and Global Natural Resources Fund) that will change the 12b-1 plan from a reimbursement plan to a compensation plan. The amendment to the plan is effective January 1, 2013 at which time the Retail Class of each Fund is expected to compensate TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of each Fund at the maximum annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class.

104	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, and International Equity Fund (thirteen of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2012

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	105

Trustees and officers (unaudited)

TIAA-CREF Funds ▪ October 31, 2012

Disinterested trustees

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	77	Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	77

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC and Lazard Alternative Strategies 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003–2006).	77	Director of Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	77	Director, D2D Fund.

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Former President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	77	None

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (2002–2010), Goldman Sachs Asset Management.	77

Investment committee member, College of Mount Saint Vincent; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	77

Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008).	77	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

106	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

continued

Disinterested trustees — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending December 31, 2012. Trustee since 1999. Chairman since 2009.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman and Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	77	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust; Member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011).	77

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Executive officers

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.

Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Former Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Accounts VA-1 and VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Former Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC. (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Former Managing Director/Director of Global Compliance, AIG Investments (2000–2008).

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2012.

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds since 2012. President and Chief Executive Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2008). Director of Covariance Capital Management, Inc. (“Covariance”) (since 2010). Former Chairman, Head of Financial Services and Member of the Executive Committee, Swiss Re America Holding Corporation (2006-2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TIAA-CREF Asset Management (“TCAM”) (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of T-C Life (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011). Former Chief Financial Officer, Van Kampen Funds (2005–2006).

TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	107

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ▪ October 31, 2012

Executive officers — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Risk Management (since 2009). Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Former Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Former Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Former Director of T-C Life (2006–2008). Former Director of TPIS, Advisors and Investment Management (2008).

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Former President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).

Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Vice President and Corporate Secretary	One-year term. Senior Vice President and Corporate Secretary since 2012.

Senior Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2012). Former Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Former Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Former Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006) and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Former Director (2007–2011) and Former Executive Vice President (2008–2010) of TCAM. Manager (since 2006), Former President and CEO (2006–2010) of Redwood. Former Director of Tuition Financing (2008–2009) and Former Executive Vice President of T-C Life (2009–2010).

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Former Chief Communications Officer of TIAA (2010–2011). Former Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010). Former Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

Please note that the Funds’ Statement of Additional Information (SAI) includes information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by telephone at 800 223-1200.

108	2012 Annual Report ▪ TIAA-CREF Funds: Equity Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Enhanced Large-Cap Growth Index	$28,053	$36,502,105	$36,530,158
Enhanced Large-Cap Value Index	38,870	22,170,399	22,209,269
Growth & Income	—	20,212,905	20,212,905
Large-Cap Growth	—	11,957,189	11,957,189
Large-Cap Value	—	336,104	336,104
Mid-Cap Growth	—	50,187,830	50,187,830
Mid-Cap Value	—	1,899,630	1,899,630
Small-Cap Equity	—	42,611,527	42,611,527
Social Choice Equity	—	—	—
Emerging Markets Equity	—	—	—
Enhanced International Equity Index	—	—	—
Global Natural Resources	—	—	—
International Equity	—	—	—

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Enhanced Large-Cap Growth Index	27.18%
Enhanced Large-Cap Value Index	65.75%
Growth & Income	100.00%
Large-Cap Growth	100.00%
Large-Cap Value	100.00%
Mid-Cap Growth	100.00%
Mid-Cap Value	100.00%
Small-Cap Equity	100.00%
Social Choice Equity	100.00%
Emerging Markets Equity	86.94%
Enhanced International Equity Index	93.45%
Global Natural Resources	91.02%
International Equity	100.00%

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Enhanced Large-Cap Growth Index	26.51%
Enhanced Large-Cap Value Index	64.97%
Growth & Income	100.00%
Large-Cap Growth	100.00%
Large-Cap Value	100.00%
Mid-Cap Growth	100.00%
Mid-Cap Value	92.85%
Small-Cap Equity	96.01%
Social Choice Equity	100.00%
Emerging Markets Equity	0.08%
Enhanced International Equity Index	0.00%
Global Natural Resources	15.62%
International Equity	0.00%

The Emerging Markets Equity, Enhanced International Equity Index, Global Natural Resources and International Equity Funds received income from foreign sources during the year ended October 31, 2012 of $10,882,377 ($0.18498 per share), $15,773,314 ($0.16890 per share), $4,331,968 ($0.16657 per share), and $44,056,554 ($0.13363 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2012 of $1,133,814 ($0.01927 per share), $756,654 ($0.00810 per share), $389,781 ($0.01499 per share), and $728,697 ($0.00221 per share) respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2012, which will be reported in conjunction with your 2012 Form 1099-DIV.

By early 2013, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ▪ 2012 Annual Report	109

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How to reach us

TIAA-CREF website

tiaa-cref.org
24 hours a day, 7 days a week

Automated telephone service

800 842-2252
24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement or Premier classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2012 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

730 Third Avenue New York, NY 10017-3206

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2012 Annual Report

TIAA-CREF Funds
Equity Index Funds

October 31, 2012

Understanding your report from TIAA-CREF Funds

For the purposes of this report “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

          This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2012. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.

•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2012.

•	The financial statements provide detailed information about the operations and financial condition of each fund.

          The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement or Premier classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

          You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or

•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

TIAA-CREF Market Monitor

Headwinds or not, U.S. stocks secure strong gains

The U.S. stock market began November 2011, the first of the twelve months covered by this report, with impressive momentum. The Russell 3000® Index, a broad measure of the market’s performance, had just posted a gain of 11.5% in October, its best result for a single month since January 1987.

          However, investors quickly applied the brakes: the Russell index gave back 0.3% in November, and stocks continued to perform erratically throughout the twelve months. They posted gains in eight months and losses in four, with a particularly sharp pullback in May, when the Russell 3000 was down 6.2%. In the end, however, exceptional gains in January (up 5.1%) and February (up 4.2%) helped stocks earn 14.8% for the period.

          The market’s results were broad-based: all ten industry sectors of the Russell 3000 Index were up for the period, eight of them by double digits. Two sizable sectors, health care and financials, provided the main contributions, rising 22.5% and 19.7%, respectively. Lagging far behind were energy, which earned just 5.1%, and information technology, with an 8.8% return.

          U.S. stocks as a whole strongly outperformed both U.S. bonds, which returned 5.3% for the period, as measured by the Barclays U.S. Aggregate Bond Index, and stocks in other developed economies, which earned 4.6% in dollar terms, as measured by the MSCI EAFE Index.

With growth still slow, the Fed acts again

The market’s lack of consistent direction during the twelve-month period was due in part to the nation’s tepid economic recovery. Gross domestic product grew at an annualized rate of just 2.7% in the third quarter, after adjusting for inflation—far below long-term trends. Most of the growth came from increased consumer spending and larger government outlays for defense. Declining exports and reduced capital investment by U.S. businesses acted as a drag on growth during the quarter.

Business investment has already fallen off a cliff

Percent change in nonresidential private investment from preceding quarter; includes structures, equipment and software

Business investment in the United States steadily eroded over the twelve months ended September 2012.

Source: Bureau of Economic Analysis, U.S. Department of Commerce, 11/29/2012.

          Throughout the period, it seemed unlikely that any of our trading partners would provide a boost to U.S. growth. Austerity was the rule in Europe, and that led to a slowdown in China because Europe is that nation’s largest customer. The International Monetary Fund cut its 2013 growth forecast for developed economies from 2.0% to 1.5%.

          In response to these developments, the Federal Reserve kept interest rates near zero and said it expected “exceptionally low levels” to continue until at least mid-2015. The Fed also announced that it would increase its holdings of longer-term bonds by about $85 billion each month through the end of 2012. These purchases were intended to push longer-term rates down, support the mortgage market and boost broader financial conditions.

Weak demand remains the economy’s main problem

At the end of October 2012, investors were faced with two main sources of concern. About one there was no real doubt: aggregate demand—the total amount of purchases of goods and services by consumers, businesses and government—was too weak to justify new investments by U.S. businesses. In fact, as the accompanying bar graph shows, business investment dropped for four consecutive quarters, as of the end of September.

          At the heart of the demand problem was the beleaguered American consumer, still burdened by credit card debt, underwater home prices and student loans. In a more typical recovery, incomes would be rising, helping debt levels to fall. Instead, because of persistently high unemployment and stagnant wages, median household income, adjusted for inflation, was 8.1% lower in 2011 than in 2007, the year before the downturn.

          Households weren’t the only source of trouble. The second worry was the federal government’s fiscal problems. Without an agreement between the White House and congressional Republicans, severe spending cuts and hefty tax increases were scheduled to occur on January 1, 2013, which would sharply lower aggregate demand.

          In fact, any foreseeable compromise will probably combine less government spending with higher taxes for some. So, whatever the solution for the nation’s budget, it is unlikely to spur near-term growth in the economy.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 22 developed market countries outside North America.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 21 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

          The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

          The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

          The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012–October 31, 2012).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

          Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

          This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	5

Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	18.1
Financials	16.7
Consumer discretionary	12.2
Health care	11.8
Industrials	10.9
Energy	10.1
Consumer staples	9.5
Materials	3.9
Utilities	3.6
Telecommunication services	2.8
Short-term investments	2.5
Other assets & liabilities, net	–2.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	43.2
More than $15 billion–$50 billion	25.1
More than $2 billion–$15 billion	24.8
$2 billion or less	6.9

Total	100.0

Performance for the twelve months ended October 31, 2012

The Equity Index Fund returned 14.75% for the Institutional Class, matching the 14.75% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program and performed in line with its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Stocks soar in the first half but stall in the second

U.S. stocks posted a double-digit climb for the twelve months ended October 31, 2012, but much of that rise came in the first half of the period, from November 2011 to April 2012. Encouraged by improving U.S. economic data and apparent progress in solving Europe’s sovereign debt problems, the broad U.S. stock market, as measured by the Russell 3000 Index, was up 12.74%.

          In May stocks gave back 6.18%, as worldwide growth slowed and investors turned to the relative safety of U.S. Treasury securities and high-quality corporate bonds. The market recovered over the summer, when employment numbers improved and the Federal Reserve expanded efforts to lower long-term interest rates and stimulate the U.S. economy. In October, however, disappointing corporate earnings reports and political uncertainty pushed stocks lower again, leaving the Russell 3000 with a 1.78% return for the second half of the reporting period.

          During the twelve months, investors generally favored large companies, with their greater stability and easier access to credit. The large-cap stocks of the Russell 3000 gained 14.97%, while mid- and small-cap issues posted returns of 12.15% and 12.08%, respectively. After lagging in three consecutive

Performance as of October 31, 2012

		Total return	Average annual total return

Equity Index Fund	Inception date	1 year	5 years		10 years

Institutional Class	7/1/1999	14.75%	0.60%		7.42%
Retirement Class	3/31/2006	14.46	0.35		7.25	*
Retail Class	3/31/2006	14.35	0.38		7.29	*
Premier Class	9/30/2009	14.56	0.51	*	7.37	*

Russell 3000 Index	—	14.75	0.59		7.47

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*

The performance shown for the Retirement, Retail and Premier classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Retirement, Retail and Premier classes. If those higher expenses had been reflected, the performance of these three classes shown for these periods would have been lower.

6	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

twelve-month periods, value stocks topped growth issues, 16.70% to 12.76%. (Returns by investment style and market capitalization are based on the Russell indexes.)

The benchmark’s advance is broad-based

All ten industry sectors of the Russell 3000 Index participated in the market’s advance, and eight recorded double-digit gains. Financials and consumer discretionary (both up 19.7%) and health care (up 22.5%) made the largest contributions. Together, they composed 40% of the index’s market capitalization on October 31, 2012. Solid returns from information technology, the benchmark’s largest sector, and telecommunication services, its smallest, also lifted returns.

          The weakest results came from the energy sector (up 5.1%), which struggled as oil prices fell during the period.

The three largest stocks in the index shine

For the period, the three largest stocks of the Russell 3000, in terms of market capitalization on October 31, 2012, each produced exceptional gains that outpaced the market as a whole. Apple, the benchmark’s largest component at period-end, led the way with a 47.7% gain, followed by General Electric and Exxon Mobil, which climbed 30.4% and 19.7%, respectively. Rounding out the list of the index’s five largest stocks, Microsoft (up 10.1%) and Chevron (up 8.4%) performed well but trailed the broad market.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Equity Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,017.84	$0.36
Retirement Class	1,000.00	1,016.68	1.62
Retail Class	1,000.00	1,015.71	2.03
Premier Class	1,000.00	1,016.93	1.12

5% annual hypothetical return
Institutional Class	1,000.00	1,024.78	0.36
Retirement Class	1,000.00	1,023.53	1.63
Retail Class	1,000.00	1,023.13	2.03
Premier Class	1,000.00	1,024.03	1.12

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.07% for the Institutional Class, 0.32% for the Retirement Class, 0.40% for the Retail Class and 0.22% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	7

Large-Cap Growth Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	31.1
Consumer discretionary	16.5
Consumer staples	12.8
Industrials	12.2
Health care	11.9
Financials	4.5
Energy	4.0
Materials	3.8
Telecommunication services	2.3
Utilities	0.2
Short-term investments	1.4
Other assets & liabilities, net	–0.7

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	50.4
More than $15 billion–$50 billion	24.0
More than $2 billion–$15 billion	25.2
$2 billion or less	0.4

Total	100.0

Performance for the twelve months ended October 31, 2012

The Large-Cap Growth Index Fund returned 12.96% for the Institutional Class, compared with the 13.02% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap investors favor value over growth

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, large-cap growth issues lagged the 16.89% advance of the large-cap value category, in part because the latter contained more financial stocks, many of which performed well. Within the growth category, large caps outpaced mid- and small-cap stocks, which gained 9.09% and 9.70%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

          For the ten years ended October 31, 2012, the Russell 1000 Growth Index posted an average annual return of 7.15%, trailing both the 7.34% return of the large-cap Russell 1000 Value Index and the 7.47% gain of the Russell 3000 Index.

Performance as of October 31, 2012

		Total return	Average annual total return

Large-Cap Growth Index Fund	Inception date	1 year	5 years	10 years

Institutional Class	10/1/2002	12.96%	1.89%	7.04%
Retirement Class	10/1/2002	12.69	1.63	6.73

Russell 1000 Growth Index	—	13.02	1.95	7.15

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

8	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Technology drives the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index advanced, and six registered double-digit gains. The largest contribution came from information technology, the benchmark’s biggest sector, which rose 12.8%. Health care (up 22.7%) and consumer discretionary (up 15.1%) also made substantial contributions. Together, these three sectors accounted for almost 60% of the benchmark’s market capitalization on October 31, 2012. Solid gains from the consumer staples and industrial sectors also helped benchmark performance.

          Materials and energy—cyclical sectors that faced the headwind of a global economic slowdown—rose 8.1% and 8.7%, respectively.

Returns from the benchmark’s largest stocks vary sharply

The benchmark’s five largest stocks—four of them technology companies—all generated gains but produced widely divergent returns. Strong product sales at Apple, the benchmark’s largest issue on October 31, 2012, drove that stock to a 47.7% advance. Google also outpaced the Russell 1000 Growth Index, rising 14.8%. In contrast, Coca-Cola (up 11.9%), Microsoft (up 10.1%) and IBM (up 7.1%) underperformed the benchmark.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Large-Cap Growth Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$990.46	$0.35
Retirement Class	1,000.00	988.50	1.60

5% annual hypothetical return
Institutional Class	1,000.00	1,024.78	0.36
Retirement Class	1,000.00	1,023.53	1.63

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.07% for the Institutional Class and 0.32% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	9

Large-Cap Value Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	26.8
Energy	16.4
Health care	11.7
Industrials	8.9
Consumer discretionary	8.0
Consumer staples	7.2
Utilities	6.8
Information technology	5.9
Materials	3.8
Telecommunication services	3.5
Short-term investments	2.1
Other assets & liabilities, net	–1.1

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	42.9
More than $15 billion–$50 billion	30.1
More than $2 billion–$15 billion	25.6
$2 billion or less	1.4

Total	100.0

Performance for the twelve months ended October 31, 2012

The Large-Cap Value Index Fund returned 16.70% for the Institutional Class, compared with the 16.89% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap value stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, rose 14.75% for the twelve months. Most of that return occurred in the first half of the period. Declines in May and October left the index with a modest 1.78% return for the last six months of the period.

          For the twelve months, large-cap value issues outperformed the 13.02% return of the large-cap growth category, in part because the former contained more financial stocks, many of which performed well. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 14.99% and 14.47%, respectively. (Investment-style and capitalization-size returns are based on the Russell indexes.)

          For the ten years ended October 31, 2012, the Russell 1000 Value Index posted an average annual gain of 7.34%, outpacing the 7.15% return of the large-cap Russell 1000 Growth Index but slightly lagging the 7.47% average gain of the Russell 3000 Index.

Performance as of October 31, 2012

		Total return	Average annual total return

Large-Cap Value Index Fund	Inception date	1 year	5 years	10 years

Institutional Class	10/1/2002	16.70%	–1.04%	7.25%
Retirement Class	10/1/2002	16.46	–1.28	6.96

Russell 1000 Value Index	—	16.89	–1.00	7.34

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

10	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Financials fuel the benchmark’s advance

For the period, nine of the benchmark’s ten industry sectors posted positive results, with eight registering double-digit advances. The benchmark’s largest sector—financials—gained 19.8% and made the biggest contribution. Strong results from health care (up 23.3%), consumer discretionary (up 30.0%) and industrials (up 19.6%) helped the index as well. Together, these four sectors constituted more than half of the index’s market capitalization on October 31, 2012.

          Conversely, utilities, information technology and energy failed to keep pace with the index. Only the information technology sector posted a loss; it fell 3.6% for the twelve-month period.

Four of the five largest stocks score outsized gains

Four of the benchmark’s five largest stocks recorded gains that exceeded the return of the index. Pharmaceutical giant Pfizer led the way, earning 34.3%, while General Electric and AT&T rose 30.4% and 24.4%, respectively. Exxon Mobil, the benchmark’s largest individual component in terms of market capitalization at period-end, posted an impressive 19.7% gain, outperforming fellow energy giant Chevron, which returned 8.4%.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Large-Cap Value Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,046.53	$0.41
Retirement Class	1,000.00	1,045.14	1.70

5% annual hypothetical return
Institutional Class	1,000.00	1,024.73	0.41
Retirement Class	1,000.00	1,023.48	1.68

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.08% for the Institutional Class and 0.33% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	11

S&P 500 Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Information technology	18.7
Financials	15.0
Health care	11.9
Energy	11.0
Consumer discretionary	10.9
Consumer staples	10.7
Industrials	9.7
Utilities	3.5
Materials	3.4
Telecommunication services	3.1
Short-term investments	2.5
Other assets & liabilities, net	–0.4

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	52.9
More than $15 billion–$50 billion	29.9
More than $2 billion–$15 billion	17.2

Total	100.0

Performance for the twelve months ended October 31, 2012

The S&P 500 Index Fund returned 15.14% for the Institutional Class, compared with the 15.21% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Stocks post strong gains despite several setbacks

The double-digit gain of the S&P 500 Index for the twelve-month period masked the gyrations of an unsteady market. During the six months from November 2011 to April 2012, investors bid up U.S. stock prices in response to signs of an improving domestic economy and actions by European policy-makers to resolve that region’s debt crisis. However, the index suffered a 6.01% loss in May, when growth in many nations slowed and investors sought safety in the U.S. bond market.

          Stocks recovered over the summer, when employment numbers improved and the Federal Reserve expanded efforts to lower long-term interest rates and stimulate the U.S. economy. In October, however, disappointing corporate earnings reports and political uncertainty pushed stocks lower.

          Nonetheless, the twelve-month return of the S&P 500 was nearly half a percentage point greater than the 14.75% gain of the broad U.S. stock market, as measured by the Russell 3000® Index. More than one-third of the market value of the Russell index consisted of small- and mid-cap stocks at the end of the period, and both categories underperformed the large-cap stocks of the S&P 500. In the uncertain economic environment, many investors favored the stocks of companies that offered more consistent dividends and greater operational diversity, which tended to be larger companies.

Performance as of October 31, 2012

		Total return	Average annual total return

S&P 500 Index Fund	Inception date	1 year	5 years	10 years

Institutional Class	10/1/2002	15.14%	0.33%	6.81%
Retirement Class	10/1/2002	14.85	0.08	6.52

S&P 500 Index	—	15.21	0.36	6.91

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

12	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

          For the ten years ended October 31, 2012, however, large caps trailed the broad market. The S&P 500 registered an average annual return of 6.91%, versus 7.47% for the Russell 3000.

Financials drive the benchmark upward

All ten industry sectors of the S&P 500 rose for the twelve-month period, with eight achieving double-digit ascents. Financials, the second-largest sector of the index in terms of market capitalization on October 31, 2012, climbed 20.2%, providing the greatest contribution to performance. Health care and information technology, the benchmark’s largest sector, returned 22.1% and 10.7%, respectively. Together, these three sectors made up more than 45% of the benchmark at period-end. Consumer discretionary (up 20.2%), consumer staples (up 17.6%) and industrials (up 13.1%) also made important contributions.

          Energy and materials were the only sectors to record single-digit gains, returning 6.5% and 7.4%, respectively. Both are especially sensitive to economic cycles and were adversely affected by signs of a slowing global economy.

Among the benchmark’s largest stocks, returns differ widely

The five largest stocks in the S&P 500 Index, as measured by market capitalization on October 31, 2012, all delivered positive results for the twelve-month period, but their gains varied sharply. Technology bellwether Apple, the benchmark’s largest component at period-end, soared 47.7% on stellar product sales. General Electric and Exxon Mobil also scored impressive gains, returning 30.4% and 19.7%, respectively. In contrast, both Microsoft (up 10.1%) and Chevron (up 8.4%) trailed the index.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

S&P 500 Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,020.99	$0.36
Retirement Class	1,000.00	1,020.46	1.63

5% annual hypothetical return
Institutional Class	1,000.00	1,024.78	0.36
Retirement Class	1,000.00	1,023.53	1.63

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.07% for the Institutional Class and 0.32% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	13

Small-Cap Blend Index Fund

Portfolio composition

% of net assets
Sector	as of 10/31/2012

Financials	22.0
Information technology	16.4
Industrials	15.0
Consumer discretionary	13.7
Health care	12.2
Energy	5.9
Materials	5.1
Utilities	3.7
Consumer staples	3.6
Telecommunication services	0.7
Short-term investments	13.5
Other assets & liabilities, net	–11.8

Total	100.0

Holdings by company size

Market	% of equity investments
capitalization	as of 10/31/2012

More than $15 billion–$50 billion	0.3
More than $2 billion–$15 billion	18.6
$2 billion or less	81.1

Total	100.0

Performance for the twelve months ended October 31, 2012

The Small-Cap Blend Index Fund returned 12.48% for the Institutional Class, compared with the 12.08% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program and outperformed its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Small-cap stocks participate in an upward market

For the twelve-month period, small-cap stocks generated a double-digit gain as they shared in the upward moves that drove the broad U.S. stock market to a 14.75% return, as measured by the Russell 3000® Index. During the first half of the period, small-cap issues rallied, along with stocks of other capitalization sizes, as positive U.S. economic data lifted investors’ confidence and increased their appetite for riskier securities.

          In May small caps, along with the broad market, fell sharply, as slowing global growth sent many investors to the relative safety of U.S. Treasury securities and other high-quality bonds. Stocks rebounded over the summer on signs that the Federal Reserve would soon expand its efforts to lower long-term interest rates and stimulate the economy. In October, however, disappointing corporate earnings reports and political uncertainty pushed stocks lower, leaving the Russell 2000 with a slim 0.95% return for the last six months of the period.

          Within the small-cap category, value issues easily outperformed growth stocks, 14.47% to 9.70%. (Returns by investment style and capitalization size are based on the Russell indexes.)

          For the ten years ended October 31, 2012, the Russell 2000 Index registered an average annual gain of 9.58%, topping the 7.47% average return of the Russell 3000 Index by more than two percentage points.

Performance as of October 31, 2012

		Total return	Average annual total return

Small-Cap Blend Index Fund*	Inception date	1 year	5 years	10 years

Institutional Class	10/1/2002	12.48%	1.27%	9.56%
Retirement Class	10/1/2002	12.20	1.02	9.28

Russell 2000 Index	—	12.08	1.19	9.58

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

14	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Financials, consumer discretionary and health care lead the way

For the period, nine of the benchmark’s ten industry sectors posted positive returns, and eight scored double-digit gains. The main contribution to the benchmark’s advance came from the large financials sector (up 21.1%), followed by consumer discretionary and health care (up 16.9% and 16.7%, respectively). Together, these three sectors constituted almost half of the benchmark’s market capitalization at period-end. Strong gains from materials (up 15.9%), industrials (up 12.3%) and utilities (up 11.3%) also helped. Energy, constrained by falling oil and natural gas prices, was the only sector to post a loss for the period, returning –9.5%.

The benchmark’s five largest stocks produce strong gains

For the twelve-month period, all of the benchmark’s five largest stocks produced robust returns, with two posting triple-digit advances. In descending order of market capitalization at period-end, these stocks and their returns were as follows: loan service provider Ocwen Financial (up 166.0%), real estate investment trust Two Harbors Investment (up 48.1%), biopharmaceutical company Pharmacyclics (up 363.7%), railroad Genesee & Wyoming (up 22.4%) and apparel manufacturer Warnaco (up 43.8%).

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Small-Cap Blend Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,012.08	$0.40
Retirement Class	1,000.00	1,010.63	1.67

5% annual hypothetical return
Institutional Class	1,000.00	1,024.73	0.41
Retirement Class	1,000.00	1,023.48	1.68

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.08% for the Institutional Class and 0.33% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	15

Emerging Markets Equity Index Fund

Portfolio composition

% of net assets
Sector	as of 10/31/2012

Financials	25.7
Information technology	13.2
Energy	12.6
Materials	11.5
Consumer staples	8.4
Telecommunication services	7.8
Consumer discretionary	7.7
Industrials	6.2
Utilities	3.5
Health care	1.3
Short-term investments	7.4
Other assets & liabilities, net	–5.3

Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2012

China	16.2
Korea	14.0
Brazil	11.5
Taiwan	9.7
South Africa	7.1
India	6.2
Russia	5.4
Mexico	4.7
Malaysia	3.5
Indonesia	2.6
15 other nations	12.1
Short-term investments	7.0

Total	100.0

Holdings by company size

Market	% of equity investments
capitalization	as of 10/31/2012

More than $50 billion	22.9
More than $15 billion–$50 billion	29.1
More than $2 billion–$15 billion	44.1
$2 billion or less	3.9

Total	100.0

Performance for the twelve months ended October 31, 2012

The Emerging Markets Equity Index Fund returned 3.31% for the Institutional Class, compared with the 2.63% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program. Its return was also positively affected by fair value pricing adjustments and the timing of foreign currency valuations. Together, these factors resulted in the fund’s outperforming its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Emerging market stocks fall short of gains elsewhere

After falling 7.72% for the previous twelve months, the MSCI Emerging Markets Index rebounded to post a modest gain for the current twelve-month period, yet it lagged the 4.61% return of the 22 developed nations that comprise the MSCI EAFE Index. The shortfall against the broad U.S. stock market was even more marked: the 14.75% return of the Russell 3000® Index was more than twelve percentage points higher.

          Following declines during the last two months of 2011, emerging market stocks posted a double-digit gain for the first quarter of 2012, as stimulus efforts by both the Federal Reserve and the European Central Bank increased investor appetite for riskier securities. In the spring, however, stocks across the globe fell sharply on signs that worldwide growth was slowing. Emerging market issues bounced back slightly over the summer when the world’s economy showed improvement.

          For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index gained 6.49%.

Performance as of October 31, 2012

		Total return	Average annual total return

Emerging Markets Equity Index Fund*	Inception date	1 year	since inception

Institutional Class	8/31/2010	3.31%	2.76%
Retirement Class	8/31/2010	3.03	2.51
Retail Class	8/31/2010	2.73	2.32
Premier Class	8/31/2010	3.06	2.58

MSCI Emerging Markets Index	—	2.63	3.74	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

16	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Losses in Brazil and India weigh on the index

For the twelve-month period, declines in the Brazilian and Indian markets constrained emerging market performance. Brazil—the third-largest country component of the index at period-end—fell 12.7%, while India lost 4.7%. Together, these two countries made up nearly one-fifth of the benchmark’s market capitalization on October 31, 2012. (All returns are in U.S. dollars.)

          These losses were more than offset by gains in several other key index components, including China and Korea, which rose 7.9% and 3.4%, respectively.

Largest stocks post sharply divergent returns

Three of the five largest stocks in the MSCI Emerging Markets Index posted double-digit gains for the period. Samsung, the benchmark’s largest individual stock on October 31, 2012, led the way with a 38.2% advance. Taiwan Semiconductor and China Mobil followed with gains of 28.0% and 20.2%, respectively, while China Construction Bank rose 6.4%. The only loss came from Mexican telecommunications firm América Móvil, which slid 0.6%.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2012

Emerging Markets Equity Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$988.56	$1.25
Retirement Class	1,000.00	986.64	2.50
Retail Class	1,000.00	985.67	3.19
Premier Class	1,000.00	986.65	2.00

5% annual hypothetical return
Institutional Class	1,000.00	1,023.88	1.27
Retirement Class	1,000.00	1,022.62	2.54
Retail Class	1,000.00	1,021.92	3.25
Premier Class	1,000.00	1,023.13	2.03

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.25% for the Institutional Class, 0.50% for the Retirement Class, 0.64% for the Retail Class and 0.40% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	17

International Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2012

Financials	23.7
Industrials	12.2
Consumer staples	11.7
Consumer discretionary	10.0
Health care	9.9
Materials	9.5
Energy	8.0
Telecommunication services	5.0
Information technology	4.2
Utilities	3.9
Short-term investments	6.3
Other assets & liabilities, net	–4.4

Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2012

United Kingdom	19.1
Japan	18.3
Australia	8.5
Switzerland	8.4
France	8.3
Germany	8.1
Netherlands	4.6
Hong Kong	2.9
Sweden	2.9
Spain	2.7
19 other nations	10.2
Short-term investments	6.0

Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2012

More than $50 billion	35.7
More than $15 billion–$50 billion	34.8
More than $2 billion–$15 billion	28.9
$2 billion or less	0.6

Total	100.0

Performance for the twelve months ended October 31, 2012

The International Equity Index Fund returned 6.43% for the Institutional Class, compared with the 4.61% return of its benchmark, the MSCI EAFE Index. The table below shows returns for all share classes of the fund.

          For the period, the fund benefited from participating in a securities lending program. Its return was also positively affected by fair value pricing adjustments and the timing of foreign currency valuations. Together, these factors resulted in the fund’s outperforming its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Foreign stocks advance but trail U.S. shares

After falling 4.08% for the previous twelve months, the MSCI EAFE Index, which measures stock performance in 22 developed nations outside North America, posted a solid gain for the reporting period. Still, the EAFE’s advance was less than one-third the 14.75% rise of the U.S. stock market, as measured by the Russell 3000® Index.

          Following declines in the last two months of 2011, the EAFE rose in January and February after the European Central Bank (ECB) began offering low-cost loans to the continent’s struggling banks. As worldwide growth slowed in the spring, the EAFE again fell but rebounded over the summer when the U.S. economy showed signs of improvement and the ECB announced a new bond buying initiative.

          A rising dollar, relative to the euro and yen, hampered foreign stock returns for U.S. investors. (The dollar was relatively flat against the pound.) In terms of local currencies, the EAFE gained 8.17% for the twelve months.

         For the ten years ended October 31, 2012, the EAFE’s average annual return was 7.73%, versus 7.47% for the Russell 3000.

Performance as of October 31, 2012

		Total return	Average annual total return

International Equity Index Fund*	Inception date	1 year	5 years		10 years

Institutional Class	10/1/2002	6.43%	–5.69%		7.80%
Retirement Class	10/1/2002	6.13	–5.92		7.49
Premier Class	9/30/2009	6.25	–5.77	†	7.75	†

MSCI EAFE Index	—	4.61	–5.81		7.73

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.

†

The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

A loss in Japan tempers the benchmark’s rise

The gain in the EAFE index for the twelve months was driven by strong returns from Germany and Switzerland (both up 9.8%) as well as from the benchmark’s largest national component, the United Kingdom, which was up 8.4%. (All returns are in U.S. dollars.) In contrast, a 3.3% decline in Japan—which made up one-fifth of the market capitalization of the index at period-end—and a tepid 2.2% return from France constrained returns.

The benchmark’s largest stocks score outsized gains

Four of the EAFE’s five largest stocks, in terms of market capitalization on October 31, 2012, posted double-digit advances for the period. Three Swiss companies—Roche Holding, Novartis and Nestlé, the benchmark’s largest issue—climbed 20.7%, 10.4% and 12.4%, respectively. Britain’s HSBC Holdings rose 18.1%, while BP lagged, with a 0.3% return.

          The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

          Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example
Six months ended October 31, 2012

International Equity Index Fund	Beginning account value (5/1/12)	Ending account value (10/31/12)	Expenses paid during period* (5/1/12– 10/31/12)

Actual return
Institutional Class	$1,000.00	$1,025.42	$0.36
Retirement Class	1,000.00	1,023.69	1.63
Premier Class	1,000.00	1,024.15	1.12

5% annual hypothetical return
Institutional Class	1,000.00	1,024.78	0.36
Retirement Class	1,000.00	1,023.53	1.63
Premier Class	1,000.00	1,024.03	1.12

*

“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/366. There were 184 days in the six months ended October 31, 2012. The fund’s annualized six-month expense ratio for that period was 0.07% for the Institutional Class, 0.32% for the Retirement Class and 0.22% for the Premier Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	19

Summary portfolio of investments

Equity Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$38,222,597	0.9%

BANKS
526,472		US Bancorp	17,484,135	0.4
1,361,887		Wells Fargo & Co	45,881,973	1.0
		Other	81,757,375	1.9

			145,123,483	3.3

CAPITAL GOODS
192,782		3M Co	16,887,703	0.4
180,260		Caterpillar, Inc	15,287,851	0.3
2,935,361		General Electric Co	61,818,703	1.4
253,196		United Technologies Corp	19,789,799	0.5
		Other	233,789,114	5.4

			347,573,170	8.0

COMMERCIAL & PROFESSIONAL SERVICES			46,485,277	1.1

CONSUMER DURABLES & APPAREL			62,881,297	1.4

CONSUMER SERVICES
281,925		McDonald’s Corp	24,471,090	0.5
		Other	68,296,981	1.6

			92,768,071	2.1

DIVERSIFIED FINANCIALS
278,312		American Express Co	15,577,123	0.4
2,982,283		Bank of America Corp	27,794,877	0.6
815,996		Citigroup, Inc	30,510,090	0.7
136,789		Goldman Sachs Group, Inc	16,741,606	0.4
1,058,531		JPMorgan Chase & Co	44,119,572	1.0
		Other	122,041,011	2.8

			256,784,279	5.9

ENERGY
547,996		Chevron Corp	60,394,639	1.4
351,336		ConocoPhillips	20,324,788	0.5
1,298,667	d	Exxon Mobil Corp	118,399,470	2.7
225,455		Occidental Petroleum Corp	17,801,927	0.4
370,006		Schlumberger Ltd	25,726,517	0.6
		Other	194,909,306	4.5

			437,556,647	10.1

FOOD & STAPLES RETAILING
354,465		CVS Corp	16,447,176	0.4
468,843		Wal-Mart Stores, Inc	35,172,602	0.8
		Other	38,966,625	0.9

			90,586,403	2.1

FOOD, BEVERAGE & TOBACCO
564,495		Altria Group, Inc	17,950,941	0.4
1,079,551		Coca-Cola Co	40,137,706	0.9
434,451		PepsiCo, Inc	30,081,387	0.7
473,678		Philip Morris International, Inc	41,948,924	1.0
		Other	98,807,020	2.3

			228,925,978	5.3

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
288,386		UnitedHealth Group, Inc	$16,149,616	0.4%
		Other	164,683,595	3.8

			180,833,211	4.2

HOUSEHOLD & PERSONAL PRODUCTS
760,521		Procter & Gamble Co	52,658,474	1.2
		Other	38,941,816	0.9

			91,600,290	2.1

INSURANCE
494,496	*	Berkshire Hathaway, Inc (Class B)	42,699,730	1.0
		Other	122,489,499	2.8

			165,189,229	3.8

MATERIALS			170,304,424	3.9

MEDIA
745,784		Comcast Corp (Class A)	27,974,358	0.6
496,743		Walt Disney Co	24,375,179	0.6
		Other	102,230,216	2.4

			154,579,753	3.6

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
437,156		Abbott Laboratories	28,642,461	0.7
216,026		Amgen, Inc	18,695,970	0.4
469,667		Bristol-Myers Squibb Co	15,616,428	0.4
763,128		Johnson & Johnson	54,044,725	1.2
843,951		Merck & Co, Inc	38,509,484	0.9
2,074,960		Pfizer, Inc	51,604,255	1.2
		Other	126,634,933	2.9

			333,748,256	7.7

REAL ESTATE			158,096,850	3.6

RETAILING
100,176	*	Amazon.com, Inc	23,322,976	0.5
424,476		Home Depot, Inc	26,054,337	0.6
		Other	135,229,353	3.1

			184,606,666	4.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,396,422		Intel Corp	30,197,626	0.7
		Other	61,217,316	1.4

			91,414,942	2.1

SOFTWARE & SERVICES
321,885	*	eBay, Inc	15,543,827	0.4
71,616	*	Google, Inc (Class A)	48,682,408	1.1
302,751		International Business Machines Corp	58,894,152	1.3
2,090,909		Microsoft Corp	59,664,088	1.4
1,059,760		Oracle Corp	32,905,548	0.7
145,194		Visa, Inc (Class A)	20,147,120	0.5
		Other	163,802,332	3.8

			399,639,475	9.2

20	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
259,374		Apple, Inc	$154,353,468	3.6%
1,488,503		Cisco Systems, Inc	25,512,942	0.6
474,985		Qualcomm, Inc	27,822,246	0.6
		Other	86,026,856	2.0

			293,715,512	6.8

TELECOMMUNICATION SERVICES
1,627,733		AT&T, Inc	56,303,284	1.3
789,596		Verizon Communications, Inc	35,247,565	0.8
		Other	28,130,607	0.7

			119,681,456	2.8

TRANSPORTATION
132,205		Union Pacific Corp	16,265,181	0.4
		Other	62,336,125	1.4

			78,601,306	1.8

UTILITIES			157,907,080	3.6

		TOTAL COMMON STOCKS
		(Cost $3,792,990,548)	4,326,825,652	99.6

RIGHTS/WARRANTS

ENERGY			65	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			369	0.0

		TOTAL RIGHTS/WARRANTS
		(Cost $0)	434	0.0

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			15,000,000	0.3

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
95,617,580	a,c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	95,617,580	2.2

			95,617,580	2.2

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $110,617,580)	110,617,580	2.5

		TOTAL PORTFOLIO
		(Cost $3,903,608,128)	4,437,443,666	102.1
		OTHER ASSETS & LIABILITIES, NET	(89,759,293)	(2.1)

		NET ASSETS	$4,347,684,373	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $92,882,080.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	21

Summary portfolio of investments

Large-Cap Growth Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$6,251,757	0.5%

BANKS			262,893	0.0

CAPITAL GOODS
106,469		3M Co	9,326,684	0.7
115,447		Boeing Co	8,132,087	0.7
111,369		Caterpillar, Inc	9,445,205	0.8
67,854		Deere & Co	5,797,446	0.5
132,991		Honeywell International, Inc	8,144,369	0.7
155,551		United Technologies Corp	12,157,866	1.0
		Other	55,234,419	4.6

			108,238,076	9.0

COMMERCIAL & PROFESSIONAL SERVICES			8,098,864	0.7

CONSUMER DURABLES & APPAREL
61,727		Nike, Inc (Class B)	5,640,613	0.5
		Other	16,399,399	1.3

			22,040,012	1.8

CONSUMER SERVICES
173,454		McDonald’s Corp	15,055,807	1.2
129,472		Starbucks Corp	5,942,765	0.5
78,611		Yum! Brands, Inc	5,511,417	0.5
		Other	15,325,917	1.3

			41,835,906	3.5

DIVERSIFIED FINANCIALS
109,890		American Express Co	6,150,543	0.5
		Other	13,541,475	1.1

			19,692,018	1.6

ENERGY
227,344		Schlumberger Ltd	15,807,228	1.3
		Other	32,210,383	2.7

			48,017,611	4.0

FOOD & STAPLES RETAILING
73,903		Costco Wholesale Corp	7,274,272	0.6
227,606		Wal-Mart Stores, Inc	17,075,002	1.4
		Other	9,284,909	0.8

			33,634,183	2.8

FOOD, BEVERAGE & TOBACCO
269,512		Altria Group, Inc	8,570,482	0.7
663,051		Coca-Cola Co	24,652,236	2.1
266,939		PepsiCo, Inc	18,482,856	1.5
267,527		Philip Morris International, Inc	23,692,191	2.0
		Other	24,230,204	2.0

			99,627,969	8.3

HEALTH CARE EQUIPMENT & SERVICES
137,262	*	Express Scripts Holding Co	8,447,104	0.7
		Other	39,439,989	3.3

			47,887,093	4.0

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS
74,696		Colgate-Palmolive Co	$7,840,092	0.6%
		Other	12,979,224	1.1

			20,819,316	1.7

INSURANCE			6,505,689	0.5

MATERIALS
159,935		Du Pont (E.I.) de Nemours & Co	7,120,306	0.6
91,047		Monsanto Co	7,836,415	0.6
		Other	30,860,472	2.6

			45,817,193	3.8

MEDIA
218,171		Comcast Corp (Class A)	8,183,594	0.7
111,743	*	DIRECTV	5,711,185	0.5
		Other	37,235,171	3.1

			51,129,950	4.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
254,583		Abbott Laboratories	16,680,278	1.4
132,740		Amgen, Inc	11,487,983	0.9
40,891	*	Biogen Idec, Inc	5,651,954	0.5
261,771		Bristol-Myers Squibb Co	8,703,886	0.7
75,206	*	Celgene Corp	5,514,104	0.5
129,260	*	Gilead Sciences, Inc	8,681,102	0.7
105,469		Johnson & Johnson	7,469,314	0.6
		Other	30,931,246	2.6

			95,119,867	7.9

REAL ESTATE
43,507		Simon Property Group, Inc	6,622,201	0.6
		Other	20,642,271	1.7

			27,264,472	2.3

RETAILING
61,748	*	Amazon.com, Inc	14,376,169	1.2
261,255		Home Depot, Inc	16,035,832	1.3
		Other	46,462,900	3.9

			76,874,901	6.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
638,010		Intel Corp	13,796,966	1.1
		Other	15,582,582	1.3

			29,379,548	2.4

SOFTWARE & SERVICES
109,896		Accenture plc	7,408,089	0.6
197,688	*	eBay, Inc	9,546,353	0.8
44,183	*	Google, Inc (Class A)	30,034,278	2.5
186,049		International Business Machines Corp	36,192,112	3.0
18,508		Mastercard, Inc (Class A)	8,530,892	0.7
1,284,744		Microsoft Corp	36,660,170	3.1
652,151		Oracle Corp	20,249,289	1.7
89,193		Visa, Inc (Class A)	12,376,421	1.0
		Other	52,081,308	4.3

			213,078,912	17.7

22	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
159,597	d	Apple, Inc	$94,976,175	7.9%
358,380	*	EMC Corp	8,751,640	0.7
292,594		Qualcomm, Inc	17,138,693	1.4
		Other	11,240,073	1.0

			132,106,581	11.0

TELECOMMUNICATION SERVICES
484,910		Verizon Communications, Inc	21,646,382	1.8
		Other	6,237,711	0.5

			27,884,093	2.3

TRANSPORTATION
81,281		Union Pacific Corp	10,000,001	0.8
123,644		United Parcel Service, Inc (Class B)	9,056,923	0.8
		Other	11,619,003	1.0

			30,675,927	2.6

UTILITIES			2,602,008	0.2

	TOTAL COMMON STOCKS
		(Cost $1,003,190,901)	1,194,844,839	99.3

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
16,389,169	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	16,389,169	1.4

			16,389,169	1.4

	TOTAL SHORT-TERM INVESTMENTS
		(Cost $16,389,169)	16,389,169	1.4

	TOTAL PORTFOLIO
		(Cost $1,019,580,070)	1,211,234,008	100.7
	OTHER ASSETS & LIABILITIES, NET		(8,372,912)	(0.7)

	NET ASSETS		$1,202,861,096	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $16,050,135.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	23

Summary portfolio of investments

Large-Cap Value Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
683,646		Ford Motor Co	$7,629,489	0.5%
		Other	9,125,948	0.7

			16,755,437	1.2

BANKS
96,562		PNC Financial Services Group, Inc	5,618,942	0.4
345,900		US Bancorp	11,487,339	0.9
894,691		Wells Fargo & Co	30,142,140	2.2
		Other	30,001,562	2.2

			77,249,983	5.7

CAPITAL GOODS
1,934,822		General Electric Co	40,747,351	3.0
		Other	52,658,443	3.9

			93,405,794	6.9

COMMERCIAL & PROFESSIONAL SERVICES			13,827,380	1.0

CONSUMER DURABLES & APPAREL			10,692,258	0.8

CONSUMER SERVICES			7,278,548	0.5

DIVERSIFIED FINANCIALS
1,967,943		Bank of America Corp	18,341,229	1.4
217,803		Bank of New York Mellon Corp	5,381,912	0.4
105,843		Capital One Financial Corp	6,368,573	0.5
534,979		Citigroup, Inc	20,002,865	1.5
89,822		Goldman Sachs Group, Inc	10,993,315	0.8
695,139		JPMorgan Chase & Co	28,973,393	2.1
		Other	44,180,700	3.2

			134,241,987	9.9

ENERGY
91,227		Anadarko Petroleum Corp	6,277,330	0.5
71,370		Apache Corp	5,905,867	0.4
360,232		Chevron Corp	39,701,169	2.9
230,922		ConocoPhillips	13,358,838	1.0
853,920	d	Exxon Mobil Corp	77,851,886	5.7
148,110		Occidental Petroleum Corp	11,694,766	0.9
114,182		Phillips 66	5,384,823	0.4
		Other	63,408,364	4.6

			223,583,043	16.4

FOOD & STAPLES RETAILING
186,745		CVS Corp	8,664,968	0.7
157,548		Walgreen Co	5,550,416	0.4
		Other	7,056,336	0.5

			21,271,720	1.6

FOOD, BEVERAGE & TOBACCO
306,471		Mondelez International, Inc	8,133,740	0.6
		Other	31,739,539	2.3

			39,873,279	2.9

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
177,850		Medtronic, Inc	$7,395,003	0.5%
189,450		UnitedHealth Group, Inc	10,609,200	0.8
		Other	35,613,486	2.6

			53,617,689	3.9

HOUSEHOLD & PERSONAL PRODUCTS
463,847		Procter & Gamble Co	32,116,767	2.4
		Other	4,675,947	0.3

			36,792,714	2.7

INSURANCE
325,206	*	Berkshire Hathaway, Inc (Class B)	28,081,538	2.1
155,345		Metlife, Inc	5,513,194	0.4
		Other	62,782,315	4.6

			96,377,047	7.1

MATERIALS
217,970		Dow Chemical Co	6,386,521	0.5
173,352		Freeport-McMoRan Copper & Gold, Inc (Class B)	6,739,926	0.5
		Other	39,013,496	2.8

			52,139,943	3.8

MEDIA
256,960		Comcast Corp (Class A)	9,638,570	0.7
250,927		News Corp (Class A)	6,002,174	0.4
175,291		Time Warner, Inc	7,616,394	0.6
206,280		Walt Disney Co	10,122,159	0.8
		Other	10,852,190	0.8

			44,231,487	3.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
119,003		Eli Lilly & Co	5,787,116	0.4
388,677		Johnson & Johnson	27,526,105	2.0
555,209		Merck & Co, Inc	25,334,187	1.9
1,366,959		Pfizer, Inc	33,996,270	2.5
		Other	12,698,376	0.9

			105,342,054	7.7

REAL ESTATE			57,681,246	4.2

RETAILING
190,254		Lowe’s Companies, Inc	6,160,425	0.5
113,982		Target Corp	7,266,352	0.5
		Other	16,176,323	1.2

			29,603,100	2.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
236,110		Intel Corp	5,105,879	0.4
		Other	16,311,113	1.2

			21,416,992	1.6

SOFTWARE & SERVICES			18,000,969	1.3

TECHNOLOGY HARDWARE & EQUIPMENT
977,242		Cisco Systems, Inc	16,749,928	1.2
361,085		Hewlett-Packard Co	5,001,027	0.4
		Other	19,261,786	1.4

			41,012,741	3.0

24	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

TELECOMMUNICATION SERVICES
1,070,649	AT&T, Inc	$37,033,749	2.7%
	Other	10,452,575	0.8

		47,486,324	3.5

TRANSPORTATION
53,962	FedEx Corp	4,963,964	0.4
	Other	8,457,375	0.6

		13,421,339	1.0

UTILITIES
104,362	Dominion Resources, Inc	5,508,226	0.4
128,525	Duke Energy Corp	8,442,807	0.6
155,618	Exelon Corp	5,568,012	0.4
76,163	NextEra Energy, Inc	5,335,980	0.4
158,633	Southern Co	7,430,370	0.5
	Other	60,786,112	4.5

		93,071,507	6.8

	TOTAL COMMON STOCKS
	(Cost $1,305,592,911)	1,348,374,581	99.0

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
		United States Treasury Bill
$9,000,000		0.085%, 12/13/12	$8,999,107	0.7%

			8,999,107	0.7

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
19,208,282	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	19,208,282	1.4

			19,208,282	1.4

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $28,207,389)	28,207,389	2.1

		TOTAL PORTFOLIO
		(Cost $1,333,800,300)	1,376,581,970	101.1
		OTHER ASSETS & LIABILITIES, NET	(15,200,949)	(1.1)

		NET ASSETS	$1,361,381,021	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $18,647,574.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	25

Summary portfolio of investments

S&P 500 Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$10,918,990	0.6%

BANKS
254,913		US Bancorp	8,465,661	0.5
660,628		Wells Fargo & Co	22,256,557	1.3
		Other	18,066,305	1.0

			48,788,523	2.8

CAPITAL GOODS
85,545		3M Co	7,493,742	0.5
87,866		Caterpillar, Inc	7,451,916	0.4
1,419,936		General Electric Co	29,903,852	1.7
112,822		United Technologies Corp	8,818,168	0.5
		Other	76,338,944	4.4

			130,006,622	7.5

COMMERCIAL & PROFESSIONAL SERVICES			11,272,353	0.7

CONSUMER DURABLES & APPAREL			17,771,681	1.0

CONSUMER SERVICES
135,575		McDonald’s Corp	11,767,910	0.7
		Other	19,517,648	1.1

			31,285,558	1.8

DIVERSIFIED FINANCIALS
132,656		American Express Co	7,424,756	0.4
1,449,368		Bank of America Corp	13,508,110	0.8
393,688		Citigroup, Inc	14,719,994	0.9
510,862		JPMorgan Chase & Co	21,292,728	1.2
		Other	51,909,830	3.0

			108,855,418	6.3

ENERGY
263,866		Chevron Corp	29,080,672	1.7
163,351		ConocoPhillips	9,449,855	0.5
620,728	d	Exxon Mobil Corp	56,591,772	3.3
108,935		Occidental Petroleum Corp	8,601,508	0.5
178,470		Schlumberger Ltd	12,409,019	0.7
		Other	75,133,818	4.3

			191,266,644	11.0

FOOD & STAPLES RETAILING
171,115		CVS Corp	7,939,736	0.4
226,030		Wal-Mart Stores, Inc	16,956,771	1.0
		Other	16,799,912	1.0

			41,696,419	2.4

FOOD, BEVERAGE & TOBACCO
273,409		Altria Group, Inc	8,694,406	0.5
520,670		Coca-Cola Co	19,358,511	1.1
209,298		PepsiCo, Inc	14,491,794	0.8
226,700		Philip Morris International, Inc	20,076,552	1.2
		Other	40,755,874	2.3

			103,377,137	5.9

Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
138,899		UnitedHealth Group, Inc	$7,778,344	0.5%
		Other	57,553,748	3.3

			65,332,092	3.8

HOUSEHOLD & PERSONAL PRODUCTS
370,258		Procter & Gamble Co	25,636,664	1.5
		Other	14,877,054	0.8

			40,513,718	2.3

INSURANCE
246,616	*	Berkshire Hathaway, Inc (Class B)	21,295,292	1.2
		Other	45,366,253	2.6

			66,661,545	3.8

MATERIALS			59,308,659	3.4

MEDIA
359,867		Comcast Corp (Class A)	13,498,611	0.8
241,311		Walt Disney Co	11,841,131	0.7
		Other	34,639,203	2.0

			59,978,945	3.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
211,055		Abbott Laboratories	13,828,324	0.8
103,665		Amgen, Inc	8,971,687	0.5
225,830		Bristol-Myers Squibb Co	7,508,847	0.4
370,765		Johnson & Johnson	26,257,577	1.5
409,585		Merck & Co, Inc	18,689,364	1.1
1,004,494		Pfizer, Inc	24,981,766	1.5
		Other	41,421,345	2.4

			141,658,910	8.2

REAL ESTATE			37,013,416	2.1

RETAILING
48,639	*	Amazon.com, Inc	11,324,132	0.7
202,735		Home Depot, Inc	12,443,874	0.7
		Other	45,118,529	2.6

			68,886,535	4.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
672,836		Intel Corp	14,550,079	0.8
		Other	18,961,822	1.1

			33,511,901	1.9

SOFTWARE & SERVICES
155,995	*	eBay, Inc	7,532,998	0.4
35,623	*	Google, Inc (Class A)	24,215,447	1.4
144,458		International Business Machines Corp	28,101,415	1.6
1,014,651		Microsoft Corp	28,953,066	1.7
512,167		Oracle Corp	15,902,785	0.9
70,297		Visa, Inc (Class A)	9,754,412	0.6
		Other	45,713,823	2.6

			160,173,946	9.2

26	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

TECHNOLOGY HARDWARE & EQUIPMENT
126,056	Apple, Inc	$75,015,926	4.3%
711,458	Cisco Systems, Inc	12,194,390	0.7
229,080	Qualcomm, Inc	13,418,361	0.8
	Other	30,313,775	1.7

		130,942,452	7.5

TELECOMMUNICATION SERVICES
775,811	AT&T, Inc	26,835,302	1.5
383,129	Verizon Communications, Inc	17,102,879	1.0
	Other	9,906,798	0.6

		53,844,979	3.1

TRANSPORTATION
63,700	Union Pacific Corp	7,837,011	0.5
	Other	19,736,158	1.1

		27,573,169	1.6

UTILITIES		61,606,137	3.5

	TOTAL COMMON STOCKS
	(Cost $1,514,401,672)	1,702,245,749	97.9

Principal	Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
	United States Treasury Bill
$25,000,000	0.095%, 11/01/12	$25,000,000	1.4%
	Other	6,999,306	0.4

		31,999,306	1.8

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
11,534,225	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	11,534,225	0.7

			11,534,225	0.7

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $43,533,531)	43,533,531	2.5

		TOTAL PORTFOLIO
		(Cost $1,557,935,203)	1,745,779,280	100.4
		OTHER ASSETS & LIABILITIES, NET	(6,652,041)	(0.4)

		NET ASSETS	$1,739,127,239	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The aggregate value of securities on loan is $11,360,013.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	27

Summary portfolio of investments

Small-Cap Blend Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$7,993,255	0.8%

BANKS
61,384		Hancock Holding Co	1,939,120	0.2
86,153	d,*	Ocwen Financial Corp	3,322,921	0.3
		Other	73,622,225	7.7

			78,884,266	8.2

CAPITAL GOODS
31,501		A.O. Smith Corp	1,914,316	0.2
33,995		Acuity Brands, Inc	2,199,477	0.2
40,445		Clarcor, Inc	1,829,732	0.2
79,574	*	Hexcel Corp	2,033,911	0.2
15,054	*	Middleby Corp	1,880,997	0.2
30,804		Robbins & Myers, Inc	1,826,061	0.2
29,188	*	Teledyne Technologies, Inc	1,868,908	0.2
55,599		Woodward Governor Co	1,862,567	0.2
		Other	69,560,829	7.3

			84,976,798	8.9

COMMERCIAL & PROFESSIONAL SERVICES			35,211,768	3.7

CONSUMER DURABLES & APPAREL
32,658	*	Warnaco Group, Inc	2,305,001	0.2
		Other	29,612,177	3.0

			31,917,178	3.2

CONSUMER SERVICES
46,179		Domino’s Pizza, Inc	1,875,791	0.2
31,923		Six Flags Entertainment Corp	1,823,123	0.2
		Other	36,326,427	3.8

			40,025,341	4.2

DIVERSIFIED FINANCIALS
35,415	e	iShares Russell 2000 Index Fund	2,877,115	0.3
		Other	31,368,971	3.3

			34,246,086	3.6

ENERGY
31,501	*	Dril-Quip, Inc	2,181,759	0.2
61,691		Energy XXI Bermuda Ltd	2,041,972	0.2
208,655	*	Kodiak Oil & Gas Corp	1,927,972	0.2
64,623	*	Oasis Petroleum, Inc	1,897,978	0.2
42,749	*	Rosetta Resources, Inc	1,968,164	0.2
		Other	46,148,649	4.9

			56,166,494	5.9

FOOD & STAPLES RETAILING
39,247	*	United Natural Foods, Inc	2,089,511	0.2
		Other	7,984,894	0.8

			10,074,405	1.0

FOOD, BEVERAGE & TOBACCO			18,679,159	1.9

HEALTH CARE EQUIPMENT & SERVICES
28,588	*,e	athenahealth, Inc	1,837,922	0.2
		Other	60,470,197	6.3

			62,308,119	6.5

Shares		Company	Value	% of net assets

HOUSEHOLD & PERSONAL PRODUCTS			$5,550,083	0.6%

INSURANCE
85,822		First American Financial Corp	1,952,451	0.2
		Other	22,176,626	2.3

			24,129,077	2.5

MATERIALS
70,692	*	Coeur d’Alene Mines Corp	2,185,090	0.2
39,141		Eagle Materials, Inc	2,073,299	0.2
		Other	44,221,127	4.7

			48,479,516	5.1

MEDIA			11,352,369	1.1

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
98,588	*	Alkermes plc	1,826,836	0.2
50,724	*	Cubist Pharmaceuticals, Inc	2,176,059	0.2
45,814		Medicis Pharmaceutical Corp (Class A)	1,988,786	0.2
43,264	*	Pharmacyclics, Inc	2,642,132	0.3
76,579	*,e	Seattle Genetics, Inc	1,926,728	0.2
		Other	44,071,232	4.6

			54,631,773	5.7

REAL ESTATE
136,260		CYS Investments, Inc	1,828,609	0.2
57,414		Highwoods Properties, Inc	1,851,602	0.2
92,411		Invesco Mortgage Capital, Inc	1,980,368	0.2
85,677		Omega Healthcare Investors, Inc	1,965,430	0.2
108,339		Starwood Property Trust, Inc	2,483,130	0.2
223,704		Two Harbors Investment Corp	2,668,789	0.3
		Other	64,171,862	6.7

			76,949,790	8.0

RETAILING
30,849	*	WEX, Inc	2,276,039	0.2
		Other	39,907,978	4.2

			42,184,017	4.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
51,914	*	Cirrus Logic, Inc	2,116,015	0.2
24,884	*	Cymer, Inc	1,983,006	0.2
		Other	28,184,699	3.0

			32,283,720	3.4

SOFTWARE & SERVICES
75,255	*	Aspen Technology, Inc	1,864,819	0.2
35,984	*	Commvault Systems, Inc	2,247,920	0.2
22,333	*	CoStar Group, Inc	1,851,406	0.2
94,464	*	Parametric Technology Corp	1,906,284	0.2
21,428	*	Ultimate Software Group, Inc	2,171,942	0.2
		Other	64,880,905	6.8

			74,923,276	7.8

TECHNOLOGY HARDWARE & EQUIPMENT			47,578,231	4.9

TELECOMMUNICATION SERVICES			6,401,109	0.7

28	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

TRANSPORTATION
56,473	*	Alaska Air Group, Inc	$2,159,528	0.2%
35,176	*	Genesee & Wyoming, Inc (Class A)	2,549,205	0.3
57,423	*	Old Dominion Freight Line	1,925,967	0.2
		Other	17,303,808	1.8

			23,938,508	2.5

UTILITIES
48,063		Cleco Corp	2,073,918	0.2
57,709		Piedmont Natural Gas Co, Inc	1,839,186	0.2
		Other	31,111,402	3.3

			35,024,506	3.7

		TOTAL COMMON STOCKS (Cost $858,543,867)	943,908,844	98.3

RIGHTS/WARRANTS

ENERGY			241	0.0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,311	0.0

		TOTAL RIGHTS/WARRANTS (Cost $0)	1,552	0.0

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
		United States Treasury Bill
$10,000,000		0.095%, 12/13/12	$9,998,892	1.0%

			9,998,892	1.0

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
119,823,634	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	119,823,634	12.5

			119,823,634	12.5

		TOTAL SHORT-TERM INVESTMENTS (Cost $129,822,526)	129,822,526	13.5

		TOTAL PORTFOLIO (Cost $988,366,393)	1,073,732,922	111.8
		OTHER ASSETS & LIABILITIES, NET	(113,455,065)	(11.8)

		NET ASSETS	$960,277,857	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $116,171,358.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	29

Summary portfolio of investments

Emerging Markets Equity Index Fund ▪ October 31, 2012

Shares		Company	Value	% of net assets

COMMON STOCKS

BRAZIL
167,204		Banco Bradesco S.A. (Preference)	$2,634,365	0.8%
198,600		Banco Itau Holding Financeira S.A.	2,904,124	0.9
269,072		Petroleo Brasileiro S.A.	2,848,304	0.9
378,946		Petroleo Brasileiro S.A. (Preference)	3,880,789	1.2
113,400		Vale S.A.	2,090,953	0.6
175,973		Vale S.A. (Preference)	3,149,415	1.0
		Other	18,859,428	5.9

			36,367,378	11.3

CHILE			5,834,707	1.8

CHINA
6,886,000		Bank of China Ltd	2,821,072	0.9
6,444,350		China Construction Bank	4,831,108	1.5
673,000		China Life Insurance Co Ltd	1,978,963	0.6
535,000		China Mobile Hong Kong Ltd	5,934,079	1.8
345,500		China Shenhua Energy Co Ltd	1,463,952	0.4
1,658,000		CNOOC Ltd	3,412,124	1.1
5,832,000		Industrial & Commercial Bank of China	3,840,366	1.2
171,000	e	Ping An Insurance Group Co of China Ltd	1,345,691	0.4
89,500	e	Tencent Holdings Ltd	3,148,113	1.0
		Other	25,744,420	8.0

			54,519,888	16.9

COLOMBIA
502,034		Ecopetrol S.A.	1,493,688	0.4
		Other	2,502,957	0.8

			3,996,645	1.2

CZECH REPUBLIC			998,900	0.3

EGYPT			1,054,249	0.3

FRANCE			53,902	0.0

HONG KONG			2,727,012	0.9

HUNGARY			982,463	0.3

INDIA
133,866		HDFC Bank Ltd	1,572,143	0.5
116,526	*	Housing Development Finance Corp	1,644,993	0.5
37,533		Infosys Technologies Ltd	1,643,191	0.5
123,419		Reliance Industries Ltd	1,841,555	0.6
		Other	14,420,744	4.5

			21,122,626	6.6

INDONESIA
1,753,500		PT Astra International Tbk	1,463,673	0.4
		Other	7,269,951	2.3

			8,733,624	2.7

Shares		Company	Value	% of net assets

KOREA, REPUBLIC OF
5,936		Hyundai Mobis	$1,508,604	0.5%
13,432		Hyundai Motor Co	2,760,526	0.8
23,077		Kia Motors Corp	1,279,381	0.4
4,032		LG Chem Ltd	1,131,054	0.3
5,802		POSCO	1,823,885	0.6
9,640		Samsung Electronics Co Ltd	11,568,360	3.6
1,801		Samsung Electronics Co Ltd (Preference)	1,307,415	0.4
37,416		Shinhan Financial Group Co Ltd	1,284,207	0.4
		Other	24,685,311	7.7

			47,348,743	14.7

MALAYSIA
390,968		Malayan Banking BHD	1,156,577	0.4
		Other	10,610,527	3.3

			11,767,104	3.7

MEXICO
3,432,670	e	America Movil S.A. de C.V. (Series L)	4,359,653	1.4
174,037		Fomento Economico Mexicano S.A. de C.V.	1,567,317	0.5
344,256		Grupo Mexico S.A. de C.V. (Series B)	1,103,176	0.3
474,289		Wal-Mart de Mexico S.A. de C.V. (Series V)	1,400,699	0.4
		Other	7,594,299	2.4

			16,025,144	5.0

MOROCCO			259,515	0.1

PERU			1,564,482	0.5

PHILIPPINES			2,846,243	0.9

POLAND			4,463,473	1.4

RUSSIA
185,000	d	Gazprom (ADR)	1,690,900	0.5
303,214		Gazprom OAO (ADR)	2,785,016	0.9
48,716		LUKOIL (ADR)	2,956,491	0.9
198,695		Sberbank of Russian Federation (ADR)	2,349,657	0.7
		Other	8,637,341	2.7

			18,419,405	5.7

SOUTH AFRICA
33,599		AngloGold Ashanti Ltd	1,135,153	0.4
148,209		MTN Group Ltd	2,678,056	0.8
34,105		Naspers Ltd (N Shares)	2,214,631	0.7
53,891		Sasol Ltd	2,295,760	0.7
106,475		Standard Bank Group Ltd	1,314,776	0.4
		Other	14,403,169	4.5

			24,041,545	7.5

TAIWAN
870,930		Hon Hai Precision Industry Co, Ltd	2,640,691	0.8
101,352		MediaTek, Inc	1,124,285	0.4
2,158,000		Taiwan Semiconductor Manufacturing Co Ltd	6,575,554	2.0
		Other	22,404,737	7.0

			32,745,267	10.2

30	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

THAILAND		$6,761,336	2.1%

TURKEY		5,830,396	1.8

UKRAINE		71,833	0.0

UNITED STATES
79,000	Vanguard Emerging Markets ETF	3,277,710	1.0
	Other	533,248	0.2

		3,810,958	1.2

	TOTAL COMMON STOCKS
	(Cost $309,759,931)	312,346,838	97.1

PREFERRED STOCKS

BRAZIL
65,907	Ambev Cia De Bebidas Das	2,693,326	0.8

		2,693,326	0.8

PHILIPPINES		747	0.0

	TOTAL PREFERRED STOCKS
	(Cost $2,063,933)	2,694,073	0.8

RIGHTS/WARRANTS

MALAYSIA		2,925	0.0

	TOTAL RIGHTS/WARRANTS
	(Cost $1,404)	2,925	0.0

Principal	Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
	United States Treasury Bill
$7,000,000	0.095%, 12/13/12	$6,999,224	2.2%

		6,999,224	2.2

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
16,761,262	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	16,761,262	5.2

			16,761,262	5.2

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $23,760,486)	23,760,486	7.4

		TOTAL PORTFOLIO (Cost $335,585,754)	338,804,322	105.3
		OTHER ASSETS & LIABILITIES, NET	(17,097,352)	(5.3)

		NET ASSETS	$321,706,970	100.0%

Abbreviation(s):
ADR – American Depositary Receipt
ETF – Exchange Traded Fund

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,836,635.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	31

Summary of market values by sector

Emerging Markets Equity Index Fund ▪ October 31, 2012

Sector	Value	% of net assets

FINANCIALS	$82,848,961	25.7%
INFORMATION TECHNOLOGY	42,586,290	13.2
ENERGY	40,430,063	12.6
MATERIALS	37,022,785	11.5
CONSUMER STAPLES	27,028,279	8.4
TELECOMMUNICATION SERVICES	25,011,615	7.8
CONSUMER DISCRETIONARY	24,774,382	7.7
INDUSTRIALS	20,016,122	6.2
UTILITIES	11,289,830	3.5
HEALTH CARE	4,035,509	1.3
SHORT-TERM INVESTMENTS	23,760,486	7.4
OTHER ASSETS & LIABILITIES, NET	(17,097,352)	(5.3)

NET ASSETS	$321,706,970	100.0%

32	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments

International Equity Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
921,599	Australia & New Zealand Banking Group Ltd	$24,312,930	0.7%
1,109,231	BHP Billiton Ltd	39,272,775	1.1
547,556	Commonwealth Bank of Australia	32,790,668	0.9
770,172	National Australia Bank Ltd	20,582,631	0.6
1,050,897	Westpac Banking Corp	27,783,518	0.7
	Other	176,698,161	4.8

		321,440,683	8.8

AUSTRIA		10,013,971	0.3

BELGIUM
276,189	InBev NV	23,097,981	0.6
	Other	17,243,295	0.5

		40,341,276	1.1

CHINA		944,836	0.0

DENMARK
140,081	Novo Nordisk AS (Class B)	22,457,146	0.6
	Other	19,127,742	0.6

		41,584,888	1.2

FINLAND		27,014,402	0.7

FRANCE
332,359	BNP Paribas	16,765,836	0.4
87,297	LVMH Moet Hennessy Louis Vuitton S.A.	14,192,821	0.4
408,782	Sanofi-Aventis	35,902,263	1.0
731,324	Total S.A.	36,836,941	1.0
	Other	213,423,428	5.9

		317,121,289	8.7

GERMANY
156,653	Allianz AG.	19,460,275	0.5
315,852	BASF AG.	26,200,029	0.7
284,391	Bayer AG.	24,796,917	0.7
311,771	Daimler AG. (Reg)	14,604,861	0.4
319,907	Deutsche Bank AG.	14,572,107	0.4
316,601	SAP AG.	23,087,493	0.6
282,864	Siemens AG.	28,501,066	0.8
	Other	155,384,565	4.3

		306,607,313	8.4

GREECE		2,016,556	0.1

HONG KONG		109,678,449	3.0

INDIA		689,045	0.0

IRELAND		22,037,629	0.6

ISRAEL		21,400,400	0.6

Shares		Company	Value	% of net assets

ITALY
874,693		ENI S.p.A.	$20,127,479	0.5%
		Other	57,482,576	1.6

			77,610,055	2.1

JAPAN
561,000		Honda Motor Co Ltd	16,865,469	0.5
4,381,880		Mitsubishi UFJ Financial Group, Inc	19,823,485	0.5
948,900		Toyota Motor Corp	36,586,877	1.0
		Other	623,567,434	17.1

			696,843,265	19.1

JERSEY, C.I.			3,582,059	0.1

LUXEMBOURG			12,580,548	0.4

MACAU			4,651,187	0.1

MEXICO			1,913,099	0.1

NETHERLANDS
1,270,546		Royal Dutch Shell plc (A Shares)	43,595,875	1.2
908,857		Royal Dutch Shell plc (B Shares)	32,148,452	0.9
560,135	e	Unilever NV	20,587,545	0.6
		Other	78,435,235	2.1

			174,767,107	4.8

NEW ZEALAND			4,543,671	0.1

NORWAY			32,140,947	0.9

PORTUGAL			6,122,068	0.2

SINGAPORE			62,862,315	1.7

SPAIN
1,851,212		Banco Bilbao Vizcaya Argentaria S.A.	15,468,625	0.5
3,386,490		Banco Santander Central Hispano S.A.	25,497,577	0.7
1,386,547		Telefonica S.A.	18,300,734	0.5
		Other	44,476,117	1.2

			103,743,053	2.9

SWEDEN			109,864,935	3.0

SWITZERLAND
1,134,882		Nestle S.A.	72,051,583	2.0
790,914		Novartis AG.	47,692,544	1.3
241,633		Roche Holding AG.	46,544,580	1.3
1,253,527		UBS AG. (Switzerland)	18,807,405	0.5
		Other	135,767,911	3.7

			320,864,023	8.8

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	33

Summary portfolio of investments	concluded

International Equity Index Fund ▪ October 31, 2012

Shares	Company	Value	% of net assets

UNITED KINGDOM
478,152	Anglo American plc (London)	$14,733,877	0.4%
433,990	AstraZeneca plc	20,126,179	0.6
3,998,477	Barclays plc	14,785,289	0.4
1,167,815	BG Group plc	21,682,680	0.6
726,581	BHP Billiton plc	23,287,800	0.6
6,541,468	BP plc	46,716,516	1.3
672,634	British American Tobacco plc	33,362,352	0.9
861,786	Diageo plc	24,637,168	0.7
1,724,592	GlaxoSmithKline plc	38,643,680	1.1
6,244,308	HSBC Holdings plc	61,564,398	1.7
461,117	Rio Tinto plc	23,035,750	0.6
822,477	Standard Chartered plc	19,473,414	0.5
2,762,992	Tesco plc	14,296,905	0.4
441,140	Unilever plc	16,455,907	0.4
16,965,504	Vodafone Group plc	46,072,058	1.3
	Other	309,958,972	8.5

		728,832,945	20.0

UNITED STATES		10,810,372	0.3

	TOTAL COMMON STOCKS
	(Cost $3,614,717,012)	3,572,622,386	98.1

RIGHTS/WARRANTS
AUSTRALIA		0	0.0

SPAIN		646,028	0.0

	TOTAL RIGHTS/WARRANTS
	(Cost $641,955)	646,028	0.0

Principal		Issuer	Value	% of net assets

SHORT-TERM INVESTMENTS

TREASURY DEBT
		United States Treasury Bill
$25,000,000		0.095%, 11/01/12	$25,000,000	0.7%
27,000,000		0.095%, 12/13/12	26,997,007	0.7

			51,997,007	1.4

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
177,024,469	a,c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	177,024,469	4.9

			177,024,469	4.9

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $229,021,476)	229,021,476	6.3

		TOTAL PORTFOLIO
		(Cost $3,844,380,443)	3,802,289,890	104.4
		OTHER ASSETS & LIABILITIES, NET	(161,531,381)	(4.4)

		NET ASSETS	$3,640,758,509	100.0%

a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $167,886,622.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

34	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary of market values by sector

International Equity Index Fund ▪ October 31, 2012

Sector	Value	% of net assets

FINANCIALS	$868,913,335	23.7%
INDUSTRIALS	442,789,234	12.2
CONSUMER STAPLES	424,015,975	11.7
CONSUMER DISCRETIONARY	362,270,772	10.0
HEALTH CARE	360,446,638	9.9
MATERIALS	344,947,273	9.5
ENERGY	292,383,298	8.0
TELECOMMUNICATION SERVICES	181,679,699	5.0
INFORMATION TECHNOLOGY	152,978,109	4.2
UTILITIES	142,844,081	3.9
SHORT-TERM INVESTMENTS	229,021,476	6.3
OTHER ASSETS & LIABILITIES, NET	(161,531,381)	(4.4)

NET ASSETS	$3,640,758,509	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	35

Statements of assets and liabilities

TIAA-CREF Funds ▪ October 31, 2012

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund

ASSETS
Portfolio investments, at value*†	$4,341,826,086	$1,211,234,008	$1,376,581,970	$1,745,779,280	$953,909,288
Affiliated investments, at value‡	95,617,580	—	—	—	119,823,634
Cash	888,303	2,915,696	184,270	445,704	3,866,708
Cash-foreign^	—	—	—	—	—
Receivable from securities transactions	122,041	—	116,744	—	1,119,604
Receivable from Fund shares sold	3,009,509	4,526,621	3,144,852	2,955,565	2,830,705
Dividends and interest receivable	4,366,249	1,274,358	1,678,184	1,807,958	705,973
Due from affiliates	—	—	—	—	—
Receivable for variation margin on futures contracts	8,881	—	—	—	69,569
Other	126,912	34,457	34,407	49,551	113,365

Total assets	4,445,965,561	1,219,985,140	1,381,740,427	1,751,038,058	1,082,438,846

LIABILITIES
Management fees payable	12,284	3,941	4,450	5,030	2,911
Service agreement fees payable	4,060	4,813	4,664	8,170	6,409
Distribution fees payable	91,744	—	—	—	—
Due to affiliates	24,685	5,892	6,134	9,428	5,457
Payable for collateral for securities loaned	95,617,580	16,389,169	19,208,282	11,534,225	119,823,634
Payable for securities transactions	443,341	72,223	275,800	—	1,804,414
Payable for Fund shares redeemed	1,724,620	550,416	749,085	223,302	450,037
Payable for variation margin on futures contracts	—	1,640	7,520	16,030	—
Accrued expenses and other payables	362,874	95,950	103,471	114,634	68,127

Total liabilities	98,281,188	17,124,044	20,359,406	11,910,819	122,160,989

NET ASSETS	$4,347,684,373	$1,202,861,096	$1,361,381,021	$1,739,127,239	$960,277,857

NET ASSETS CONSIST OF:
Paid-in-capital	$3,737,242,744	$1,008,211,661	$1,290,579,409	$1,546,961,717	$848,718,337
Undistributed net investment income (loss)	60,128,156	12,642,127	20,340,199	23,659,658	10,775,453
Accumulated net realized gain (loss) on total investments	16,646,572	(9,609,703)	7,873,688	(18,601,975)	15,550,204
Net unrealized appreciation (depreciation) on total investments	533,666,901	191,617,011	42,587,725	187,107,839	85,233,863

NET ASSETS	$4,347,684,373	$1,202,861,096	$1,361,381,021	$1,739,127,239	$960,277,857

INSTITUTIONAL CLASS:
Net assets	$3,706,630,157	$971,050,692	$1,134,741,138	$1,342,205,260	$648,983,546
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	342,034,392	66,803,376	85,501,273	83,620,505	45,579,333

Net asset value per share	$10.84	$14.54	$13.27	$16.05	$14.24

RETIREMENT CLASS:
Net assets	$195,670,696	$231,810,404	$226,639,883	$396,921,979	$311,294,311
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	17,842,557	15,861,786	16,876,853	24,875,533	21,826,993

Net asset value per share	$10.97	$14.61	$13.43	$15.96	$14.26

RETAIL CLASS:
Net assets	$397,199,253	$—	$—	$—	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	36,130,416	—	—	—	—

Net asset value per share	$10.99	$—	$—	$—	$—

PREMIER CLASS:
Net assets	$48,184,267	$—	$—	$—	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,458,143	—	—	—	—

Net asset value per share	$10.81	$—	$—	$—	$—

* Includes securities loaned of	$92,882,080	$16,050,135	$18,647,574	$11,360,013	$116,171,358
† Portfolio investments, cost	$3,807,990,548	$1,019,580,070	$1,333,800,300	$1,557,935,203	$868,542,759
‡ Affiliated investments, cost	$95,617,580	$—	$—	$—	$119,823,634
^ Foreign cash, cost	$—	$—	$—	$—	$—

36	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

	Emerging Markets Equity Index Fund	International Equity Index Fund

ASSETS
Portfolio investments, at value*†	$338,804,322	$3,625,265,421
Affiliated investments, at value‡	—	177,024,469
Cash	5,274,362	2,382,501
Cash-foreign^	192,677	63,368
Receivable from securities transactions	6,236,050	2,488,586
Receivable from Fund shares sold	320,036	5,701,881
Dividends and interest receivable	149,092	11,117,733
Due from affiliates	2,274	—
Receivable for variation margin on futures contracts	—	—
Other	3,125	71,380

Total assets	350,981,938	3,824,115,339

LIABILITIES
Management fees payable	3,320	11,539
Service agreement fees payable	507	13,479
Distribution fees payable	1,473	20,386
Due to affiliates	1,548	20,107
Payable for collateral for securities loaned	16,761,262	177,024,469
Payable for securities transactions	12,296,247	5,081,916
Payable for Fund shares redeemed	45,863	479,395
Payable for variation margin on futures contracts	29,760	411,250
Accrued expenses and other payables	134,988	294,289

Total liabilities	29,274,968	183,356,830

NET ASSETS	$321,706,970	$3,640,758,509

NET ASSETS CONSIST OF:
Paid-in-capital	$319,046,424	$3,621,435,196
Undistributed net investment income (loss)	4,648,783	96,912,241
Accumulated net realized gain (loss) on total investments	(5,032,588)	(35,011,674)
Net unrealized appreciation (depreciation) on total investments	3,044,351	(42,577,254)

NET ASSETS	$321,706,970	$3,640,758,509

INSTITUTIONAL CLASS:
Net assets	$289,041,241	$2,833,093,206
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	27,883,092	180,119,685

Net asset value per share	$10.37	$15.73

RETIREMENT CLASS:
Net assets	$24,876,520	$645,358,721
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,406,676	40,352,557

Net asset value per share	$10.34	$15.99

RETAIL CLASS:
Net assets	$5,773,455	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	559,246	—

Net asset value per share	$10.32	$—

PREMIER CLASS:
Net assets	$2,015,754	$162,306,582
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	194,701	10,344,731

Net asset value per share	$10.35	$15.69

* Includes securities loaned of	$15,836,635	$167,886,622
† Portfolio investments, cost	$335,585,754	$3,667,355,974
‡ Affiliated investments, cost	$—	$177,024,469
^ Foreign cash, cost	$192,732	$63,306

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	37

Statements of operations

TIAA-CREF Funds ▪ For the year ended October 31, 2012

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund

INVESTMENT INCOME
Dividends*	$75,969,741	$16,293,759	$25,075,048	$31,059,436	$12,722,195
Interest	3,528	1,568	1,579	3,202	1,897
Income from securities lending	1,920,732	237,354	224,925	133,370	3,017,929

Total income	77,894,001	16,532,681	25,301,552	31,196,008	15,742,021

EXPENSES
Management fees	1,446,807	380,116	394,187	566,266	333,033
Distribution fees – Retail Class	961,038	—	—	—	—
Distribution fees – Premier Class	45,041	—	—	—	—
Fund administration fees	218,053	55,595	57,075	84,964	49,067
Custody and accounting fees	134,997	43,719	44,744	39,192	67,687
Professional fees	100,795	71,087	71,568	78,281	70,307
Shareholder reports	67,156	10,941	19,042	17,716	4,663
Shareholder servicing – Institutional Class	11,120	7,413	7,673	4,481	8,483
Shareholder servicing – Retirement Class	529,532	542,244	523,975	949,094	822,515
Shareholder servicing – Retail Class	324,565	—	—	—	—
Shareholder servicing – Premier Class	221	—	—	—	—
Trustee fees and expenses	39,180	9,718	9,640	15,312	8,788
Compliance fees	107,668	27,745	28,363	42,322	24,544
Interest expense	135	942	1,461	882	651
Registration fees	61,502	37,502	37,785	42,334	39,968
Other expenses	267,378	62,995	69,165	67,163	32,329

Total expenses	4,315,188	1,250,017	1,264,678	1,908,007	1,462,035
Less: Expenses reimbursed by the investment adviser	—	—	—	—	—

Net expenses	4,315,188	1,250,017	1,264,678	1,908,007	1,462,035

Net investment income (loss)	73,578,813	15,282,664	24,036,874	29,288,001	14,279,986

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	56,086,218	12,816,775	18,698,721	(13,026,032)	19,696,297
Futures transactions	1,870,033	735,635	495,785	956,791	773,534
Foreign currency transactions	(875)	(71)	(13)	—	151
In-kind redemptions	77,824,550	—	—	—	—

Net realized gain (loss) on total investments	135,779,926	13,552,339	19,194,493	(12,069,241)	20,469,982

Change in unrealized appreciation (depreciation) on:
Portfolio investments**	291,274,890	78,986,280	110,558,284	179,187,579	60,010,078
Futures transactions	(168,608)	(36,927)	(193,945)	(736,238)	(132,585)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(47)	—	—	—	(166)

Net change in unrealized appreciation (depreciation) on total investments	291,106,235	78,949,353	110,364,339	178,451,341	59,877,327

Net realized and unrealized gain (loss) on total investments	426,886,161	92,501,692	129,558,832	166,382,100	80,347,309

Net increase (decrease) in net assets from operations	$500,464,974	$107,784,356	$153,595,706	$195,670,101	$94,627,295

* Net of foreign withholding taxes of	$87,820	$5,959	$40,364	$157	$15,888
** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—

38	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

	Emerging Markets Equity Index Fund	International Equity Index Fund

INVESTMENT INCOME
Dividends*	$6,353,297	$110,452,623
Interest	352	7,284
Income from securities lending	129,509	4,589,629

Total income	6,483,158	115,049,536

EXPENSES
Management fees	338,505	1,219,811
Distribution fees – Retail Class	13,806	—
Distribution fees – Premier Class	2,434	206,136
Fund administration fees	14,303	180,320
Custody and accounting fees	353,904	435,030
Professional fees	71,579	113,571
Shareholder reports	9,275	54,627
Shareholder servicing – Institutional Class	4,091	27,694
Shareholder servicing – Retirement Class	40,985	1,564,451
Shareholder servicing – Retail Class	11,084	—
Shareholder servicing – Premier Class	199	388
Trustee fees and expenses	2,623	31,859
Compliance fees	7,130	90,073
Interest expense	551	9
Registration fees	59,325	58,325
Other expenses	67,763	224,736

Total expenses	997,557	4,207,030
Less: Expenses reimbursed by the investment adviser	(327,302)	—

Net expenses	670,255	4,207,030

Net investment income (loss)	5,812,903	110,842,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(4,361,847)	(14,429,305)
Futures transactions	128,454	1,616,502
Foreign currency transactions	(185,814)	(453,859)
In-kind redemptions	—	—

Net realized gain (loss) on total investments	(4,419,207)	(13,266,662)

Change in unrealized appreciation (depreciation) on:
Portfolio investments**	9,224,560	147,167,807
Futures transactions	(81,095)	(158,033)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(7,738)	(126,605)

Net change in unrealized appreciation (depreciation) on total investments	9,135,727	146,883,169

Net realized and unrealized gain (loss) on total investments	4,716,520	133,616,507

Net increase (decrease) in net assets from operations	$10,529,423	$244,459,013

* Net of foreign withholding taxes of	$795,356	$8,362,640
** Includes net change in unrealized foreign capital gains taxes of	$(46,194)	$—

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	39

Statements of changes in net assets

TIAA-CREF Funds ▪ For the year ended

		Equity Index Fund		Large-Cap Growth Index Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$73,578,813	$39,709,599	$15,282,664	$9,978,259
Net realized gain (loss) on total investments		135,779,926	95,839,297	13,552,339	11,250,459
Net change in unrealized appreciation (depreciation) on total investments		291,106,235	23,801,896	78,949,353	38,920,382

Net increase (decrease) in net assets from operations		500,464,974	159,350,792	107,784,356	60,149,100

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(38,368,597)	(24,605,847)	(8,415,916)	(6,248,365)
	Retirement Class	(2,250,253)	(3,379,446)	(2,175,298)	(1,638,637)
	Retail Class	(4,053,624)	(5,269,884)	—	—
	Premier Class	(266,342)	(154,472)	—	—
From realized gains:	Institutional Class	—	—	—	—
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
	Premier Class	—	—	—	—

Total distributions		(44,938,816)	(33,409,649)	(10,591,214)	(7,887,002)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	2,050,773,526	492,146,263	530,240,135	158,379,614
	Retirement Class	26,742,234	26,156,627	87,873,735	56,504,429
	Retail Class	33,280,857	45,049,870	—	—
	Premier Class	31,550,109	15,484,302	—	—
Reinvestments of distributions:	Institutional Class	37,938,931	24,003,002	8,377,818	6,213,750
	Retirement Class	2,250,253	3,379,446	2,175,298	1,638,637
	Retail Class	3,837,766	5,022,145	—	—
	Premier Class	266,342	154,472	—	—
Redemptions:	Institutional Class	(509,847,125)	(339,741,482)	(211,342,462)	(105,298,295)
	Retirement Class	(63,851,249)	(82,719,005)	(54,011,703)	(58,868,229)
	Retail Class	(48,227,313)	(58,553,557)	—	—
	Premier Class	(8,406,365)	(3,429,946)	—	—

Net increase (decrease) from shareholder transactions		1,556,307,966	126,952,137	363,312,821	58,569,906

Net increase (decrease) in net assets		2,011,834,124	252,893,280	460,505,963	110,832,004

NET ASSETS
Beginning of period		2,335,850,249	2,082,956,969	742,355,133	631,523,129

End of period		$4,347,684,373	$2,335,850,249	$1,202,861,096	$742,355,133

Undistributed net investment income (loss) included in net assets		$60,128,156	$31,536,746	$12,642,127	$7,980,792

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	203,631,389	51,321,380	37,047,729	12,222,006
	Retirement Class	2,599,643	2,673,794	6,297,464	4,313,031
	Retail Class	3,183,671	4,600,129	—	—
	Premier Class	3,070,653	1,664,672	—	—
Shares reinvested:	Institutional Class	4,001,997	2,553,511	648,940	494,726
	Retirement Class	233,914	354,611	167,202	129,434
	Retail Class	397,696	525,327	—	—
	Premier Class	28,125	16,451	—	—
Shares redeemed:	Institutional Class	(48,213,222)	(35,603,670)	(14,445,350)	(8,240,441)
	Retirement Class	(6,079,961)	(8,469,492)	(3,842,627)	(4,515,467)
	Retail Class	(4,594,389)	(5,947,902)	—	—
	Premier Class	(828,622)	(354,542)	—	—

Net increase (decrease) from shareholder transactions		157,430,894	13,334,269	25,873,358	4,403,289

40	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund

		October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$24,036,874	$17,369,662	$29,288,001	$22,178,787	$14,279,986	$9,653,694	$5,812,903	$3,327,205
Net realized gain (loss) on total investments		19,194,493	22,768,898	(12,069,241)	16,201,528	20,469,982	43,482,606	(4,419,207)	(51,974)
Net change in unrealized appreciation (depreciation) on total investments		110,364,339	1,980,376	178,451,341	45,278,717	59,877,327	(10,325,584)	9,135,727	(19,731,924)

Net increase (decrease) in net assets from operations		153,595,706	42,118,936	195,670,101	83,659,032	94,627,295	42,810,716	10,529,423	(16,456,693)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(14,532,736)	(10,049,988)	(17,749,409)	(15,214,079)	(6,640,844)	(4,474,756)	(3,376,850)	(203,991)
	Retirement Class	(4,010,863)	(2,870,431)	(5,886,889)	(6,952,596)	(3,948,426)	(3,788,127)	(139,878)	(1,174)
	Retail Class	—	—	—	—	—	—	(63,413)	(1,969)
	Premier Class	—	—	—	—	—	—	(18,944)	(1,546)
From realized gains:	Institutional Class	(17,316,125)	(543,610)	(3,914,946)	—	(10,497,581)	—	(775,236)	(111,453)
	Retirement Class	(5,377,992)	(180,068)	(1,500,231)	—	(7,780,213)	—	(35,989)	(1,149)
	Retail Class	—	—	—	—	—	—	(18,860)	(2,249)
	Premier Class	—	—	—	—	—	—	(4,781)	(1,149)

Total distributions		(41,237,716)	(13,644,097)	(29,051,475)	(22,166,675)	(28,867,064)	(8,262,883)	(4,433,951)	(324,680)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	600,184,077	183,790,028	488,450,838	299,343,654	220,218,563	181,730,064	241,047,021	81,077,927
	Retirement Class	51,606,866	56,098,698	91,751,231	116,932,015	35,535,884	56,012,785	20,103,732	10,683,165
	Retail Class	—	—	—	—	—	—	2,576,957	5,377,167
	Premier Class	—	—	—	—	—	—	2,109,864	342,631
Reinvestments of distributions:	Institutional Class	30,645,653	10,394,013	20,969,853	14,570,578	16,618,718	4,286,479	4,152,086	315,444
	Retirement Class	9,388,855	3,050,499	7,387,120	6,952,596	11,728,639	3,788,127	175,867	2,323
	Retail Class	—	—	—	—	—	—	78,876	4,094
	Premier Class	—	—	—	—	—	—	23,725	2,695
Redemptions:	Institutional Class	(190,906,423)	(124,994,675)	(171,592,480)	(191,988,444)	(74,349,516)	(101,265,060)	(111,084,114)	(27,101,261)
	Retirement Class	(49,294,785)	(46,726,632)	(101,073,499)	(135,009,563)	(88,750,401)	(143,425,578)	(4,979,770)	(1,433,045)
	Retail Class	—	—	—	—	—	—	(2,295,674)	(1,226,348)
	Premier Class	—	—	—	—	—	—	(1,501,566)	(10,821)

Net increase (decrease) from shareholder transactions		451,624,243	81,611,931	335,893,063	110,800,836	121,001,887	1,126,817	150,407,004	68,033,971

Net increase (decrease) in net assets		563,982,233	110,086,770	502,511,689	172,293,193	186,762,118	35,674,650	156,502,476	51,252,598

NET ASSETS
Beginning of period		797,398,788	687,312,018	1,236,615,550	1,064,322,357	773,515,739	737,841,089	165,204,494	113,951,896

End of period		$1,361,381,021	$797,398,788	$1,739,127,239	$1,236,615,550	$960,277,857	$773,515,739	$321,706,970	$165,204,494

Undistributed net investment income (loss) included in net assets		$20,340,199	$14,855,606	$23,659,658	$18,014,504	$10,775,453	$7,229,854	$4,648,783	$2,645,149

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	47,047,502	15,185,024	31,451,734	20,786,642	15,705,179	12,932,564	23,946,684	7,442,872
	Retirement Class	4,085,480	4,502,369	6,065,681	8,489,548	2,562,366	4,046,819	1,965,058	948,929
	Retail Class	—	—	—	—	—	—	250,518	473,826
	Premier Class	—	—	—	—	—	—	210,018	30,837
Shares reinvested:	Institutional Class	2,688,215	875,654	1,496,778	1,048,243	1,302,407	313,798	430,714	27,574
	Retirement Class	812,185	253,574	529,163	502,355	915,585	276,505	18,262	203
	Retail Class	—	—	—	—	—	—	8,191	358
	Premier Class	—	—	—	—	—	—	2,461	236
Shares redeemed:	Institutional Class	(14,715,883)	(10,216,038)	(11,286,416)	(13,563,874)	(5,434,780)	(7,593,720)	(11,061,497)	(2,603,255)
	Retirement Class	(3,893,346)	(3,766,782)	(6,558,738)	(9,380,869)	(6,367,386)	(10,274,816)	(491,870)	(133,906)
	Retail Class	—	—	—	—	—	—	(220,015)	(110,510)
	Premier Class	—	—	—	—	—	—	(147,793)	(1,058)

Net increase (decrease) from shareholder transactions		36,024,153	6,833,801	21,698,202	7,882,045	8,683,371	(298,850)	14,910,731	6,076,106

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	41

Statements of changes in net assets	concluded

TIAA-CREF Funds ▪ For the year ended

		International Equity Index Fund

		October 31, 2012	October 31, 2011

OPERATIONS
Net investment income (loss)		$110,842,506	$75,551,178
Net realized gain (loss) on total investments		(13,266,662)	(5,307,960)
Net change in unrealized appreciation (depreciation) on total investments		146,883,169	(206,883,532)

Net increase (decrease) in net assets from operations		244,459,013	(136,640,314)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(59,964,053)	(29,859,399)
	Retirement Class	(15,978,210)	(14,007,603)
	Premier Class	(3,526,773)	(1,416,620)

Total distributions		(79,469,036)	(45,283,622)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,402,816,896	748,806,214
	Retirement Class	131,454,535	118,674,825
	Premier Class	69,610,728	106,629,360
Reinvestments of distributions:	Institutional Class	59,591,894	29,544,979
	Retirement Class	15,978,210	14,007,603
	Premier Class	3,526,773	1,416,620
Redemptions:	Institutional Class	(413,182,087)	(209,076,507)
	Retirement Class	(149,082,685)	(240,187,898)
	Premier Class	(43,094,812)	(37,067,914)

Net increase (decrease) from shareholder transactions		1,077,619,452	532,747,282

Net increase (decrease) in net assets		1,242,609,429	350,823,346

NET ASSETS
Beginning of period		2,398,149,080	2,047,325,734

End of period		$3,640,758,509	$2,398,149,080

Undistributed net investment income (loss) included in net assets		$96,912,241	$65,418,830

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	94,776,263	45,987,264
	Retirement Class	8,631,792	7,063,252
	Premier Class	4,703,033	6,682,308
Shares reinvested:	Institutional Class	4,152,745	1,826,018
	Retirement Class	1,092,154	850,492
	Premier Class	245,939	87,608
Shares redeemed:	Institutional Class	(26,998,726)	(12,863,036)
	Retirement Class	(9,773,417)	(14,483,422)
	Premier Class	(2,842,846)	(2,202,682)

Net increase (decrease) from shareholder transactions		73,986,937	32,947,802

42	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Financial highlights

Equity Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.58		$9.03	$8.70		$7.97	$8.70	$11.46

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.21		0.18	0.01		0.16	0.15	0.20
Net realized and unrealized gain (loss) on total investments	1.18		0.53	0.32		0.70	(0.73)	(2.59)

Total gain (loss) from investment operations	1.39		0.71	0.33		0.86	(0.58)	(2.39)

Less distributions from:
Net investment income	(0.13)		(0.16)	—		(0.13)	(0.15)	(0.18)
Net realized gains	—		—	—		—	—	(0.19)

Total distributions	(0.13)		(0.16)	—		(0.13)	(0.15)	(0.37)

Net asset value, end of period	$10.84		$9.58	$9.03		$8.70	$7.97	$8.70

TOTAL RETURN	14.75%		7.88%	3.79	%(b)	10.90%	(6.26)%	(21.43)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$3,706,630		$1,749,384	$1,484,700		$1,361,428	$884,250	$697,104
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%		0.07%	0.12	%(c)	0.08%	0.12%	0.07%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%		0.07%	0.09	%(c)	0.08%	0.09%	0.07%
Ratio of net investment income (loss) to average net assets	2.08%		1.83%	1.15	%(c)	1.87%	2.28%	2.02%
Portfolio turnover rate	6	%(f)	11%	0	%(b)	9%	11%	9%

	Retirement Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.69		$9.13	$8.79		$8.06	$8.81	$11.62

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.19		0.16	0.01		0.14	0.12	0.18
Net realized and unrealized gain (loss) on total investments	1.20		0.53	0.33		0.71	(0.74)	(2.64)

Total gain (loss) from investment operations	1.39		0.69	0.34		0.85	(0.62)	(2.46)

Less distributions from:
Net investment income	(0.11)		(0.13)	—		(0.12)	(0.13)	(0.16)
Net realized gains	—		—	—		—	—	(0.19)

Total distributions	(0.11)		(0.13)	—		(0.12)	(0.13)	(0.35)

Net asset value, end of period	$10.97		$9.69	$9.13		$8.79	$8.06	$8.81

TOTAL RETURN	14.46%		7.61%	3.87	%(b)	10.63%	(6.60)%	(21.71)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$195,671		$204,345	$242,319		$251,201	$279,063	$13,487
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%		0.32%	0.37	%(c)	0.33%	0.37%	0.33%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%		0.32%	0.34	%(c)	0.33%	0.33%	0.33%
Ratio of net investment income (loss) to average net assets	1.85%		1.59%	0.90	%(c)	1.62%	1.66%	1.77%
Portfolio turnover rate	6	%(f)	11%	0	%(b)	9%	11%	9%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	43

Financial highlights	concluded

Equity Index Fund ▪ For the period or year ended

	Retail Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.72		$9.17	$8.83		$8.09	$8.83		$11.63

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.18		0.16	0.01		0.14	0.14		0.19
Net realized and unrealized gain (loss) on total investments	1.20		0.53	0.33		0.72	(0.74)		(2.63)

Total gain (loss) from investment operations	1.38		0.69	0.34		0.86	(0.60)		(2.44)

Less distributions from:
Net investment income	(0.11)		(0.14)	—		(0.12)	(0.14)		(0.17)
Net realized gains	—		—	—		—	—		(0.19)

Total distributions	(0.11)		(0.14)	—		(0.12)	(0.14)		(0.36)

Net asset value, end of period	$10.99		$9.72	$9.17		$8.83	$8.09		$8.83

TOTAL RETURN	14.35%		7.54%	3.85	%(b)	10.71%	(6.46)%		(21.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$397,199		$361,203	$348,162		$336,495	$312,098		$335,624
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%		0.29%	0.31	%(c)	0.26%	0.49%		0.39%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%		0.29%	0.28	%(c)	0.26%	0.27%		0.19%
Ratio of net investment income (loss) to average net assets	1.76%		1.61%	0.96	%(c)	1.69%	2.13%		1.89%
Portfolio turnover rate	6	%(f)	11%	0	%(b)	9%	11%		9%

	Premier Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.56		$9.03	$8.69		$7.97	$7.97

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.20		0.16	0.01		0.16	0.00	(e)
Net realized and unrealized gain on total investments	1.17		0.52	0.33		0.69	—

Total gain (loss) from investment operations	1.37		0.68	0.34		0.85	0.00	(e)

Less distributions from:
Net investment income	(0.12)		(0.15)	—		(0.13)	—
Net realized gains	—		—	—		—	—

Total distributions	(0.12)		(0.15)	—		(0.13)	—

Net asset value, end of period	$10.81		$9.56	$9.03		$8.69	$7.97

TOTAL RETURN	14.56%		7.60%	3.91	%(b)	10.73%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$48,184		$20,918	$7,776		$4,812	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%		0.22%	0.28	%(c)	0.24%	220.64	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%		0.22%	0.24	%(c)	0.24%	0.24	%(c)
Ratio of net investment income (loss) to average net assets	1.90%		1.63%	1.00	%(c)	1.86%	0.00	%(c)
Portfolio turnover rate	6	%(f)	11%	0	%(b)	9%	11%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
(f)	Does not include in-kind transactions.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

44	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Financial highlights

Large-Cap Growth Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.06		$12.04	$11.49		$10.35	$10.72		$13.78

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.23		0.19	0.01		0.17	0.15		0.16
Net realized and unrealized gain (loss) on total investments	1.44		0.99	0.54		1.11	(0.38)		(3.00)

Total gain (loss) from investment operations	1.67		1.18	0.55		1.28	(0.23)		(2.84)

Less distributions from:
Net investment income	(0.19)		(0.16)	—		(0.14)	(0.14)		(0.14)
Net realized gains	—		—	—		—	(0.00	)(e)	(0.08)

Total distributions	(0.19)		(0.16)	—		(0.14)	(0.14)		(0.22)

Net asset value, end of period	$14.54		$13.06	$12.04		$11.49	$10.35		$10.72

TOTAL RETURN	12.96%		9.85%	4.79	%(b)	12.49%	(1.76)%		(20.96)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$971,051		$568,586	$470,424		$422,219	$307,978		$263,714
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%		0.08%	0.19	%(c)	0.09%	0.14%		0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%		0.08%	0.09	%(c)	0.09%	0.07%		0.10%
Ratio of net investment income (loss) to average net assets	1.66%		1.45%	0.71	%(c)	1.55%	1.78%		1.23%
Portfolio turnover rate	24	%(f)	24%	0	%(b)	34%	28%		28%

	Retirement Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.12		$12.10	$11.55		$10.41	$10.78		$13.86

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.20		0.16	0.00	(e)	0.15	0.13		0.12
Net realized and unrealized gain (loss) on total investments	1.45		0.99	0.55		1.12	(0.39)		(3.01)

Total gain (loss) from investment operations	1.65		1.15	0.55		1.27	(0.26)		(2.89)

Less distributions from:
Net investment income	(0.16)		(0.13)	—		(0.13)	(0.11)		(0.11)
Net realized gains	—		—	—		—	(0.00	)(e)	(0.08)

Total distributions	(0.16)		(0.13)	—		(0.13)	(0.11)		(0.19)

Net asset value, end of period	$14.61		$13.12	$12.10		$11.55	$10.41		$10.78

TOTAL RETURN	12.69%		9.51%	4.76	%(b)	12.22%	(2.06)%		(21.13)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$231,810		$173,769	$161,099		$162,611	$149,803		$98,784
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%		0.33%	0.44	%(c)	0.34%	0.39%		0.35%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%		0.33%	0.34	%(c)	0.34%	0.33%		0.35%
Ratio of net investment income (loss) to average net assets	1.42%		1.20%	0.45	%(c)	1.30%	1.52%		0.98%
Portfolio turnover rate	24	%(f)	24%	0	%(b)	34%	28%		28%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
(f)	Does not include in-kind transactions.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	45

Financial highlights

Large-Cap Value Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.99		$11.52	$11.18		$10.49	$12.17	$16.89

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.31		0.28	0.02		0.25	0.27	0.40
Net realized and unrealized gain (loss) on total investments	1.59		0.42	0.32		0.66	(1.62)	(4.22)

Total gain (loss) from investment operations	1.90		0.70	0.34		0.91	(1.35)	(3.82)

Less distributions from:
Net investment income	(0.28)		(0.22)	—		(0.22)	(0.32)	(0.38)
Net realized gains	(0.34)		(0.01)	—		—	(0.01)	(0.52)

Total distributions	(0.62)		(0.23)	—		(0.22)	(0.33)	(0.90)

Net asset value, end of period	$13.27		$11.99	$11.52		$11.18	$10.49	$12.17

TOTAL RETURN	16.70%		6.13%	3.04	%(b)	8.82%	(10.56)%	(23.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,134,741		$605,062	$514,065		$462,184	$338,574	$319,533
Ratio of expenses to average net assets before expense waiver and reimbursement	0.08%		0.08%	0.19	% (c)	0.09%	0.13%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.08%		0.08%	0.09	% (c)	0.09%	0.08%	0.09%
Ratio of net investment income (loss) to average net assets	2.48%		2.27%	1.67	% (c)	2.29%	3.02%	2.83%
Portfolio turnover rate	20	%(f)	27%	0	% (b)	36%	31%	33%

	Retirement Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.12		$11.64	$11.30		$10.61	$12.30	$17.06

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.29		0.25	0.01		0.22	0.24	0.37
Net realized and unrealized gain (loss) on total investments	1.61		0.43	0.33		0.67	(1.62)	(4.26)

Total gain (loss) from investment operations	1.90		0.68	0.34		0.89	(1.38)	(3.89)

Less distributions from:
Net investment income	(0.25)		(0.19)	—		(0.20)	(0.30)	(0.35)
Net realized gains	(0.34)		(0.01)	—		—	(0.01)	(0.52)

Total distributions	(0.59)		(0.20)	—		(0.20)	(0.31)	(0.87)

Net asset value, end of period	$13.43		$12.12	$11.64		$11.30	$10.61	$12.30

TOTAL RETURN	16.46%		5.88%	3.01	%(b)	8.52%	(10.77)%	(23.77)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$226,640		$192,336	$173,247		$176,489	$169,714	$115,840
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%		0.33%	0.43	% (c)	0.34%	0.38%	0.34%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%		0.33%	0.34	% (c)	0.34%	0.33%	0.34%
Ratio of net investment income (loss) to average net assets	2.28%		2.02%	1.43	% (c)	2.03%	2.68%	2.58%
Portfolio turnover rate	20	%(f)	27%	0	% (b)	36%	31%	33%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(f)	Does not include in-kind transactions.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

46	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Financial highlights

S&P 500 Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.27		$13.51	$13.02		$12.06	$13.34		$17.54

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.33		0.28	0.01		0.25	0.26		0.33
Net realized and unrealized gain (loss) on total investments	1.78		0.79	0.48		0.95	(1.25)		(4.09)

Total gain (loss) from investment operations	2.11		1.07	0.49		1.20	(0.99)		(3.76)

Less distributions from:
Net investment income	(0.27)		(0.31)	—		(0.24)	(0.29)		(0.31)
Net realized gains	(0.06)		—	—		—	(0.00	)(e)	(0.13)

Total distributions	(0.33)		(0.31)	—		(0.24)	(0.29)		(0.44)

Net asset value, end of period	$16.05		$14.27	$13.51		$13.02	$12.06		$13.34

TOTAL RETURN	15.14%		7.96%	3.76	%(b)	10.07%	(6.88)%		(21.93)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,342,205		$884,211	$725,376		$740,600	$830,097		$851,272
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%		0.07%	0.15	%(c)	0.08%	0.11%		0.06%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%		0.07%	0.09	%(c)	0.08%	0.09%		0.06%
Ratio of net investment income (loss) to average net assets	2.13%		1.96%	1.26	%(c)	1.99%	2.50%		2.12%
Portfolio turnover rate	7	% (f)	14%	0	%(b)	12%	5%		14%

	Retirement Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09		9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$14.19		$13.44	$12.95		$12.00	$13.27		$17.45

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.29		0.24	0.01		0.22	0.23		0.29
Net realized and unrealized gain (loss) on total investments	1.78		0.78	0.48		0.95	(1.23)		(4.07)

Total gain (loss) from investment operations	2.07		1.02	0.49		1.17	(1.00)		(3.78)

Less distributions from:
Net investment income	(0.24)		(0.27)	—		(0.22)	(0.27)		(0.27)
Net realized gains	(0.06)		—	—		—	(0.00	)(e)	(0.13)

Total distributions	(0.30)		(0.27)	—		(0.22)	(0.27)		(0.40)

Net asset value, end of period	$15.96		$14.19	$13.44		$12.95	$12.00		$13.27

TOTAL RETURN	14.85%		7.75%	3.71	%(b)	9.82%	(7.11)%		(22.11)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$396,922		$352,405	$338,947		$339,172	$303,619		$223,973
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%		0.32%	0.40	%(c)	0.33%	0.36%		0.31%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%		0.32%	0.34	%(c)	0.33%	0.34%		0.31%
Ratio of net investment income (loss) to average net assets	1.89%		1.71%	1.01	%(c)	1.74%	2.22%		1.87%
Portfolio turnover rate	7	%(f)	14%	0	%(b)	12%	5%		14%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
(f)	Does not include in-kind transactions.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	47

Financial highlights

Small-Cap Blend Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.17		$12.49	$12.00		$10.69	$12.91	$15.94

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.25		0.17	0.01		0.14	0.13	0.22
Net realized and unrealized gain (loss) on total investments	1.33		0.66	0.48		1.26	(1.61)	(2.39)

Total gain (loss) from investment operations	1.58		0.83	0.49		1.40	(1.48)	(2.17)

Less distributions from:
Net investment income	(0.20)		(0.15)	—		(0.09)	(0.17)	(0.21)
Net realized gains	(0.31)		—	—		—	(0.57)	(0.65)

Total distributions	(0.51)		(0.15)	—		(0.09)	(0.74)	(0.86)

Net asset value, end of period	$14.24		$13.17	$12.49		$12.00	$10.69	$12.91

TOTAL RETURN	12.48%		6.64%	4.08	%(b)	13.25%	(9.81)%	(14.07)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$648,984		$447,756	$354,242		$316,168	$301,142	$147,458
Ratio of expenses to average net assets before expense waiver and reimbursement	0.08%		0.08%	0.18	%(c)	0.10%	0.17%	0.16%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.08%		0.08%	0.09	%(c)	0.09%	0.08%	0.10%
Ratio of net investment income (loss) to average net assets	1.81%		1.26%	0.79	%(c)	1.22%	1.42%	1.62%
Portfolio turnover rate	17	%(f)	25%	0	%(b)	21%	36%	36%

	Retirement Class

	10/31/12		10/31/11	10/31/10†		9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.18		$12.51	$12.02		$10.71	$12.93	$15.98

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.22		0.14	0.01		0.11	0.10	0.18
Net realized and unrealized gain (loss) on total investments	1.33		0.65	0.48		1.28	(1.61)	(2.40)

Total gain (loss) from investment operations	1.55		0.79	0.49		1.39	(1.51)	(2.22)

Less distributions from:
Net investment income	(0.16)		(0.12)	—		(0.08)	(0.14)	(0.18)
Net realized gains	(0.31)		—	—		—	(0.57)	(0.65)

Total distributions	(0.47)		(0.12)	—		(0.08)	(0.71)	(0.83)

Net asset value, end of period	$14.26		$13.18	$12.51		$12.02	$10.71	$12.93

TOTAL RETURN	12.20%		6.30%	4.08	%(b)	13.07%	(10.06)%	(14.34)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$311,294		$325,760	$383,599		$386,480	$303,721	$69,134
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%		0.33%	0.43	%(c)	0.35%	0.42%	0.41%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%		0.33%	0.34	%(c)	0.34%	0.33%	0.35%
Ratio of net investment income (loss) to average net assets	1.57%		1.02%	0.54	%(c)	0.97%	1.06%	1.53%
Portfolio turnover rate	17	%(f)	25%	0	%(b)	21%	36%	36%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(f)	Does not include in-kind transactions.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

48	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Financial highlights

Emerging Markets Equity Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.24		$11.33	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.24		0.25	0.03
Net realized and unrealized gain (loss) on total investments	0.09		(1.31)	1.30

Total gain (loss) from investment operations	0.33		(1.06)	1.33

Less distributions from:
Net investment income	(0.16)		(0.02)	—
Net realized gains	(0.04)		(0.01)	—

Total distributions	(0.20)		(0.03)	—

Net asset value, end of period	$10.37		$10.24	$11.33

TOTAL RETURN	3.31%		(9.36)%	13.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$289,041		$149,206	$109,910
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%		0.46%	1.30	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.25%		0.25%	0.25	%(c)
Ratio of net investment income (loss) to average net assets	2.42%		2.26%	1.37	%(c)
Portfolio turnover rate	25	%(f)	38%	2	%(b)

	Retirement Class

	10/31/12		10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.22		$11.33	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.23		0.26	0.02
Net realized and unrealized gain (loss) on total investments	0.07		(1.35)	1.31

Total gain (loss) from investment operations	0.30		(1.09)	1.33

Less distributions from:
Net investment income	(0.14)		(0.01)	—
Net realized gains	(0.04)		(0.01)	—

Total distributions	(0.18)		(0.02)	—

Net asset value, end of period	$10.34		$10.22	$11.33

TOTAL RETURN	3.03%		(9.61)%	13.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$24,877		$9,356	$1,133
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%		0.70%	2.27	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.50%		0.50%	0.50	%(c)
Ratio of net investment income (loss) to average net assets	2.28%		2.38%	1.12	%(c)
Portfolio turnover rate	25	%(f)	38%	2	%(b)

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	49

Financial highlights	concluded

Emerging Markets Equity Index Fund ▪ For the period or year ended

	Retail Class

	10/31/12		10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.21		$11.32	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.20		0.22	0.02
Net realized and unrealized gain (loss) on total investments	0.07		(1.31)	1.30

Total gain (loss) from investment operations	0.27		(1.09)	1.32

Less distributions from:
Net investment income	(0.12)		(0.01)	—
Net realized gains	(0.04)		(0.01)	—

Total distributions	(0.16)		(0.02)	—

Net asset value, end of period	$10.32		$10.21	$11.32

TOTAL RETURN	2.73%		(9.64)%	13.20	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,773		$5,313	$1,776
Ratio of expenses to average net assets before expense waiver and reimbursement	0.83%		0.88%	2.18	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64%		0.64%	0.64	%(c)
Ratio of net investment income (loss) to average net assets	2.00%		1.99%	0.89	%(c)
Portfolio turnover rate	25	%(f)	38%	2	%(b)

	Premier Class

	10/31/12		10/31/11	10/31/10	‡

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.23		$11.33	$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.24		0.23	0.02
Net realized and unrealized gain (loss) on total investments	0.06		(1.30)	1.31

Total gain (loss) from investment operations	0.30		(1.07)	1.33

Less distributions from:
Net investment income	(0.14)		(0.02)	—
Net realized gains	(0.04)		(0.01)	—

Total distributions	(0.18)		(0.03)	—

Net asset value, end of period	$10.35		$10.23	$11.33

TOTAL RETURN	3.06%		(9.50)%	13.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,016		$1,330	$1,133
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%		0.62%	2.18	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%		0.40%	0.40	%(c)
Ratio of net investment income (loss) to average net assets	2.38%		2.04%	1.22	%(c)
Portfolio turnover rate	25	%(f)	38%	2	%(b)

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(f)	Does not include in-kind transactions.
‡	The Fund commenced operations on August 31, 2010.

50	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Financial highlights

International Equity Index Fund ▪ For the period or year ended

	Institutional Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.23		$16.43	$15.82		$15.67	$16.09	$23.51

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.55		0.53	0.01		0.44	0.42	0.72
Net realized and unrealized gain (loss) on total investments	0.39		(1.38)	0.60		0.05	(0.31)	(7.40)

Total gain (loss) from investment operations	0.94		(0.85)	0.61		0.49	0.11	(6.68)

Less distributions from:
Net investment income	(0.44)		(0.35)	—		(0.34)	(0.53)	(0.52)
Net realized gains	—		—	—		—	—	(0.23)

Total distributions	(0.44)		(0.35)	—		(0.34)	(0.53)	(0.75)

Redemption Fees	—		—	—		—	—	0.01

Net asset value, end of period	$15.73		$15.23	$16.43		$15.82	$15.67	$16.09

TOTAL RETURN	6.43%		(5.32)%	3.86	%(b)	3.14%	1.76%	(29.23)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,833,093		$1,647,918	$1,203,484		$1,001,071	$551,312	$411,451
Ratio of expenses to average net assets before expense waiver and reimbursement	0.08%		0.09%	0.15	%(c)	0.10%	0.16%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.08%		0.09%	0.15	%(c)	0.10%	0.15%	0.11%
Ratio of net investment income (loss) to average net assets	3.69%		3.23%	0.88	%(c)	2.88%	3.33%	3.51%
Portfolio turnover rate	6	%(f)	6%	3	%(b)	11%	31%	45%

	Retirement Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	9/30/08

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.47		$16.68	$16.06		$15.92	$16.32	$23.87

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.53		0.51	0.01		0.39	0.40	0.70
Net realized and unrealized gain (loss) on total investments	0.38		(1.42)	0.61		0.06	(0.30)	(7.54)

Total gain (loss) from investment operations	0.91		(0.91)	0.62		0.45	0.10	(6.84)

Less distributions from:
Net investment income	(0.39)		(0.30)	—		(0.31)	(0.50)	(0.49)
Net realized gains	—		—	—		—	—	(0.23)

Total distributions	(0.39)		(0.30)	—		(0.31)	(0.50)	(0.72)

Redemption Fees	—		—	—		—	—	0.01

Net asset value, end of period	$15.99		$15.47	$16.68		$16.06	$15.92	$16.32

TOTAL RETURN	6.13%		(5.54)%	3.86	%(b)	2.85%	1.57%	(29.44)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$645,359		$625,016	$783,583		$801,279	$692,158	$414,882
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%		0.34%	0.40	%(c)	0.35%	0.41%	0.35%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%		0.34%	0.40	%(c)	0.35%	0.40%	0.35%
Ratio of net investment income (loss) to average net assets	3.46%		3.02%	0.62	%(c)	2.55%	3.08%	3.39%
Portfolio turnover rate	6	%(f)	6%	3	%(b)	11%	31%	45%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	51

Financial highlights	concluded

International Equity Index Fund ▪ For the period or year ended

	Premier Class

	10/31/12		10/31/11	10/31/10	†	9/30/10	9/30/09	*

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$15.20		$16.41	$15.80		$15.67	$15.67

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.53		0.49	0.01		0.48	0.00	(e)
Net realized and unrealized gain (loss) on total investments	0.38		(1.36)	0.60		(0.02)	—

Total gain (loss) from investment operations	0.91		(0.87)	0.61		0.46	0.00	(e)

Less distributions from:
Net investment income	(0.42)		(0.34)	—		(0.33)	—
Net realized gains	—		—	—		—	—

Total distributions	(0.42)		(0.34)	—		(0.33)	—

Net asset value, end of period	$15.69		$15.20	$16.41		$15.80	$15.67

TOTAL RETURN	6.25%		(5.44)%	3.86	%(b)	2.97%	0.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$162,307		$125,215	$60,259		$39,623	$250
Ratio of expenses to average net assets before expense waiver and reimbursement	0.23%		0.24%	0.30	%(c)	0.25%	220.65	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.23%		0.24%	0.30	%(c)	0.25%	0.30	%(c)
Ratio of net investment income (loss) to average net assets	3.53%		3.02%	0.73	%(c)	3.24%	0.00	%(c)
Portfolio turnover rate	6	%(f)	6%	3	%(b)	11%	31%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	The percentages shown for this period are annualized.
(e)	Amount represents less than $0.01 per share.
(f)	Does not include in-kind transactions.
*	The Premier Class commenced operations on September 30, 2009.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.

52	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Retirement, Retail and Premier Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (2009–2012) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2012, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	53

Notes to financial statements

included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) adopted Accounting Standards Update (“ASU”) No. 2011–04, Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. The ASU converges the guidance of both entities on fair value measurements and disclosures. ASU 2011–04 requires additional disclosures around transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy. The ASU applies to interim and annual periods beginning after December 15, 2011. Effective May 1, 2012, the Funds adopted this guidance with no material impact to the Funds’ financial statements and notes disclosure.

In December 2011, the FASB issued Accounting Standard Update No. 2011–11, Disclosures about Offsetting Assets and Liabilities (the “Update”). The Update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds expect to adopt this new guidance on May 1, 2013. Management is currently evaluating the impact of the Update’s adoption on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at their estimated fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields, or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in Registered Investment Companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges and are categorized in Level 1 of the fair value hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2012, there were no transfers between levels by the Funds.

As of October 31, 2012, 100% of the value of investments in the Large-Cap Growth Index Fund was valued based on Level 1 inputs.

54	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

continued

The following is a summary of the inputs used to value the remaining Funds’ investments as of October 31, 2012:

Fund	Level 1	Level 2	Level 3	Total

Equity Index
Consumer discretionary	$532,262,961	$—	$—	$532,262,961
Consumer staples	411,112,670	—	—	411,112,670
Energy	437,416,052	140,660	—	437,556,712
Financials	725,193,841	—	—	725,193,841
Health care	514,581,467	370	—	514,581,837
Industrials	472,595,820	63,934	—	472,659,754
Information technology	785,564,120	1,231	—	785,565,351
Materials	170,304,424	—	—	170,304,424
Telecommunication services	119,681,456	—	—	119,681,456
Utilities	157,907,080	—	—	157,907,080
Short-term investments	95,617,580	15,000,000	—	110,617,580
Futures**	(168,608)	—	—	(168,608)

Total	$4,422,068,863	$15,206,195	$—	$4,437,275,058

Large-Cap Value Index
Consumer discretionary	$108,560,830	$—	$—	$108,560,830
Consumer staples	97,937,713	—	—	97,937,713
Energy	223,583,043	—	—	223,583,043
Financials	365,550,263	—	—	365,550,263
Health care	158,959,743	—	—	158,959,743
Industrials	120,654,514	—	—	120,654,514
Information technology	80,430,701	—	—	80,430,701
Materials	52,139,943	—	—	52,139,943
Telecommunication services	47,486,324	—	—	47,486,324
Utilities	93,071,507	—	—	93,071,507
Short-term investments	19,208,282	8,999,107	—	28,207,389
Futures**	(193,945)	—	—	(193,945)

Total	$1,367,388,918	$8,999,107	$—	$1,376,388,025

S&P 500 Index
Consumer discretionary	$188,841,709	$—	$—	$188,841,709
Consumer staples	185,587,274	—	—	185,587,274
Energy	191,266,644	—	—	191,266,644
Financials	261,318,902	—	—	261,318,902
Health care	206,991,002	—	—	206,991,002
Industrials	168,852,144	—	—	168,852,144
Information technology	324,628,299	—	—	324,628,299
Materials	59,308,659	—	—	59,308,659
Telecommunication services	53,844,979	—	—	53,844,979
Utilities	61,606,137	—	—	61,606,137
Short-term investments	11,534,225	31,999,306	—	43,533,531
Futures**	(736,238)	—	—	(736,238)

Total	$1,713,043,736	$31,999,306	$—	$1,745,043,042

Small-Cap Blend Index
Consumer discretionary	$131,196,122	$—	$—	$131,196,122
Consumer staples	34,303,647	—	—	34,303,647
Energy	55,748,419	418,316	—	56,166,735
Financials	214,209,219	—	—	214,209,219
Health care	116,939,892	1,311	—	116,941,203
Industrials	143,931,758	195,315	—	144,127,073
Information technology	157,053,357	7,909	—	157,061,266
Materials	48,479,516	—	—	48,479,516
Telecommunication services	6,401,109	—	—	6,401,109
Utilities	35,024,506	—	—	35,024,506
Short-term investments	119,823,634	9,998,892	—	129,822,526
Futures**	(132,585)	—	—	(132,585)

Total	$1,062,978,594	$10,621,743	$—	$1,073,600,337

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	55

Notes to financial statements

Fund	Level 1	Level 2	Level 3	Total

Emerging Markets Equity Index
Brazil	$—	$39,060,704	$—	$39,060,704
China	—	54,519,888	—	54,519,888
India	—	21,122,626	—	21,122,626
Indonesia	—	8,733,624	—	8,733,624
Korea, Republic of*	62,520	47,286,223	—	47,348,743
Malaysia	—	11,770,029	—	11,770,029
Mexico	—	16,025,144	—	16,025,144
Russia*	2,685,280	15,734,125	—	18,419,405
South Africa	—	24,041,545	—	24,041,545
Taiwan	—	32,745,267	—	32,745,267
Thailand	—	6,761,336	—	6,761,336
Others*	5,195,660	29,299,865	—	34,495,525
Short-term investments	16,761,262	6,999,224	—	23,760,486
Futures**	(81,095)	—	—	(81,095)

Total	$24,623,627	$314,099,600	$—	$338,723,227

International Equity Index
Australia	$—	$321,440,683	$—	$321,440,683
France	—	317,121,289	—	317,121,289
Germany	—	306,607,313	—	306,607,313
Hong Kong	—	109,678,449	—	109,678,449
Italy	—	77,610,055	—	77,610,055
Japan	—	696,843,265	—	696,843,265
Netherlands	—	174,767,107	—	174,767,107
Spain	—	104,389,081	—	104,389,081
Sweden	—	109,864,935	—	109,864,935
Switzerland	—	320,864,023	—	320,864,023
United Kingdom	—	728,832,945	—	728,832,945
Others*	10,924,150	294,325,119	—	305,249,269
Short-term investments	177,024,469	51,997,007	—	229,021,476
Futures**	(265,689)	—	—	(265,689)

Total	$187,682,930	$3,614,341,271	$—	$3,802,024,201

*	Includes American Depositary Receipts in Level 1.
**	Derivative instruments are not reflected in the summary portfolio of investments.

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2012, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives

Derivative contract	Location	Fair value amount

Equity Index Fund
Equity contracts	Futures‡	$(168,608)

Large-Cap Growth Index Fund
Equity contracts	Futures‡	(36,927)

Large-Cap Value Index Fund
Equity contracts	Futures‡	(193,945)

S&P 500 Index Fund
Equity contracts	Futures‡	(736,238)

Small-Cap Blend Index Fund
Equity contracts	Futures‡	(132,585)

Emerging Markets Equity Index Fund
Equity contracts	Futures‡	(81,095)

International Equity Index Fund
Equity contracts	Futures‡	(265,689)

‡

The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

56	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

continued

For the year ended October 31, 2012, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Equity Index Fund
Equity contracts	Futures transactions	$1,870,033	$(168,608)

Large-Cap Growth Index Fund
Equity contracts	Futures transactions	735,635	(36,927)

Large-Cap Value Index Fund
Equity contracts	Futures transactions	495,785	(193,945)

S&P 500 Index Fund
Equity contracts	Futures transactions	956,791	(736,238)

Small-Cap Blend Index Fund
Equity contracts	Futures transactions	773,534	(132,585)

Emerging Markets Equity Index Fund
Equity contracts	Futures transactions	128,454	(81,095)

International Equity Index Fund
Equity contracts	Futures transactions	1,616,502	(158,033)

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin payments are made or received reflecting daily changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2012, the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Small-Cap Blend Index Fund and the International Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 1% of net assets. During the year ended October 31, 2012, the S&P 500 Index Fund and Emerging Markets Equity Index Fund had exposure to futures contracts, based on underlying notional values, generally between 0% and 2% of net assets.

At October 31, 2012, the Funds held the following open futures contracts:

Fund	Future	Number of contracts	Market value	Expiration date	Unrealized gain (loss)

Equity Index	S&P 500 E Mini Index	163	$11,465,420	December 2012	$(170,234)
Equity Index	S&P MidCap 400 E Mini Index	26	2,543,060	December 2012	(6,075)
Equity Index	Russell 2000 Mini Index	12	979,560	December 2012	7,701

Total		201	14,988,040		(168,608)

Large-Cap Growth Index	S&P 500 E Mini Index	41	2,883,940	December 2012	(36,927)

Large-Cap Value Index	S&P 500 E Mini Index	120	8,440,800	December 2012	(193,945)

S&P 500 Index	S&P 500 E Mini Index	461	32,426,740	December 2012	(736,238)

Small-Cap Blend Index	Russell 2000 Mini Index	155	12,652,650	December 2012	(132,585)

Emerging Markets Equity Index	MSCI Emerging Markets Mini Index	124	6,138,000	December 2012	(81,095)

International Equity Index	MSCI EAFE Mini Index	658	49,955,360	December 2012	(265,689)

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its cost in providing certain administrative and operational oversight services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund (except Emerging Markets Equity Index Fund) reimburses TPIS for amounts incurred up to 0.25% of the average daily net assets to distribute the Funds’ Retail Class. The Premier Class of each Fund and the Retail Class of the Emerging Markets Equity Index Fund are subject to a distribution Rule 12b-1 plan that is expected to compensate TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund and the Retail Class of the Emerging Markets Equity Index Fund at the maximum annual rates of 0.15% and 0.25% of the average daily net assets attributable to the Fund’s Premier Class and the Retail Class of the Emerging Markets Equity Index Fund, respectively.

Certain affiliated entities may pay Fund expenses on behalf of the Funds. The Funds reimburse the affiliated entities for any such payment. Amounts owed to Fund affiliates for payment of Fund expenses are disclosed as due to affiliates on the Statements of Assets and Liabilities.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	57

Notes to financial statements

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2012, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee- effective rate	Service agreement fee	Maximum distribution fee		Maximum expense amounts*

Fund		Retirement Class	Retail Class	Premier Class	Institutional Class	Retirement Class	Retail Class	Premier Class

Equity Index	0.04%	0.25%	0.25%	0.15%	0.09%	0.34%	0.48%	0.24%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	0.34	—	—
Large-Cap Value Index	0.04	0.25	—	—	0.09	0.34	—	—
S&P 500 Index	0.04	0.25	—	—	0.09	0.34	—	—
Small-Cap Blend Index	0.04	0.25	—	—	0.09	0.34	—	—
Emerging Markets Equity Index	0.14	0.25	0.25	0.15	0.25	0.50	0.64	0.40
International Equity Index	0.04	0.25	—	0.15	0.15	0.40	—	0.30

*

Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2013. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

A registered separate account of TIAA (collectively, “TIAA Access”) has various sub-accounts that invest in several of the funds, and certain other funds within the Trust also make investments in several of the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2012:

Fund	TIAA-CREF Lifecycle Index Funds	TIAA Access	Total

Equity Index	17%	1%	18%
Large-Cap Growth Index	—	3	3
Large-Cap Value Index	—	3	3
S&P 500 Index	—	3	3
Small-Cap Blend Index	—	9	9
Emerging Markets Equity Index	20	—	20
International Equity Index	5	4	9

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2011	Purchase cost	Sales proceeds	Realized gain (loss)	Dividend income	Withholding expense	Shares at October 31, 2012	Value at October 31, 2012

Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$74,533,279	$44,641,396	$23,557,095	$—	$—	$—	95,617,580	$95,617,580

Small-Cap Blend Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$110,612,367	$51,780,487	$42,569,220	$—	$—	$—	119,823,634	$119,823,634

International Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$260,107,300	$547,818,711	$630,901,542	$—	$—	$—	177,024,469	$177,024,469

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly-owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in several of the Funds. As of October 31, 2012, four 529 Plans own 25%, 11%, 6% and 5%, respectively of the Equity Index Fund; four 529 Plans own 16%, 12%, 11% and 5%, respectively of the Large-Cap Growth Index Fund; three 529 Plans own 14%, 11% and 10%, respectively of the Large-Cap Value Index Fund; three 529 plans own 19%, 12% and 5%, respectively of the S&P 500 Index Fund; one 529 Plan owns 5% of the Small-Cap Blend Index Fund; four 529 Plans own 31%, 10%, 8%, and 6% of the Emerging Markets Equity Index Fund; and three plans own 11%, 8% and 7%, respectively of the International Equity Index Fund.

58	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

continued

Note 5—investments

Securities lending: The Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the lending agent. Such income is reflected separately in the Statements of Operations. In lending its securities, the Fund bears the market risk with respect to the collateral investment as well as the securities loaned and also bears the risk that the counterparty may default on its obligations to the Fund.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2012, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation	)

Equity Index	$3,914,538,069	$718,843,422	$(195,937,825)	$522,905,597
Large-Cap Growth Index	1,020,362,321	210,636,659	(19,764,972)	190,871,687
Large-Cap Value Index	1,354,055,660	119,248,564	(96,722,254)	22,526,310
S&P 500 Index	1,569,356,404	330,573,495	(154,150,619)	176,422,876
Small-Cap Blend Index	994,601,393	191,225,526	(112,093,997)	79,131,529
Emerging Markets Equity Index	337,861,499	25,940,400	(24,997,577)	942,823
International Equity Index	3,862,081,424	357,835,299	(417,626,833)	(59,791,534)

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2012 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales

Equity Index	$971,290,642	$218,509,044
Large-Cap Growth Index	520,786,415	227,236,804
Large-Cap Value Index	550,621,955	195,508,024
S&P 500 Index	352,905,594	102,746,549
Small-Cap Blend Index	224,842,162	140,742,468
Emerging Markets Equity Index	169,846,000	59,483,097
International Equity Index	867,862,928	192,905,785

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2012 and October 31, 2011 was as follows.

	10/31/2012			10/31/2011

Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total

Equity Index	$44,938,816	$—	$44,938,816	$33,409,649	$—	$33,409,649
Large-Cap Growth Index	10,591,214	—	10,591,214	7,887,002	—	7,887,002
Large-Cap Value Index	27,321,563	13,916,153	41,237,716	13,644,097	—	13,644,097
S&P 500 Index	23,636,298	5,415,177	29,051,475	22,166,675	—	22,166,675
Small-Cap Blend Index	10,589,269	18,277,795	28,867,064	8,262,883	—	8,262,883
Emerging Markets Equity Index	4,420,899	13,052	4,433,951	324,680	—	324,680
International Equity Index	79,469,036	—	79,469,036	45,283,622	—	45,283,622

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation)	Capital loss carryover	Total

Equity Index	$60,555,048	$29,699,482	$522,905,568	$(2,652,135)	$610,507,963
Large-Cap Growth Index	12,666,806	—	190,871,685	(8,870,947)	194,667,544
Large-Cap Value Index	26,335,218	21,959,656	22,526,312	—	70,821,186
S&P 500 Index	23,681,397	—	176,422,873	(7,902,094)	192,202,176
Small-Cap Blend Index	11,531,954	20,915,115	79,131,447	—	111,578,516
Emerging Markets Equity Index	4,871,695	—	849,701	(3,057,725)	2,663,671
International Equity Index	108,699,023	—	(60,012,542)	(29,304,203)	19,382,278

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short-term gain as ordinary income for tax purposes.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	59

Notes to financial statements	concluded

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2012, the Equity Index Fund received $967,466,476, the Large-Cap Growth Index Fund received $69,977,913, the Large-Cap Value Index Fund received $69,176,327, the S&P 500 Index Fund received $52,384,692, the Small-Cap Blend Index Fund received $8,932,891, the Emerging Markets Equity Index Fund received $34,638,138, and the International Equity Index Fund received $379,490,598 of securities for in-kind purchase transactions. During the year ended October 31, 2012, the Equity Index Fund recognized a net capital gain of $77,824,550 as the result of a delivery of $148,087,130 of securities in an in-kind redemption transaction. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders. The gain was reclassified from Accumulated net realized gain (loss) on total investments to Paid-in-capital in the Statement of Assets and Liabilities.

At October 31, 2012, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration

Fund	10/31/15	10/31/17	10/31/19	No expiration	Total

Equity Index	$2,652,135	$—	$—	$—	$2,652,135
Large-Cap Growth Index	—	8,870,947	—	—	8,870,947
S&P 500 Index	—	—	—	7,902,094	7,902,094
Emerging Markets Equity Index	—	—	—	3,057,725	3,057,725
International Equity Index	—	10,786,196	4,940,411	13,577,596	29,304,203

For the year ended October 31, 2012, the Equity Index Fund and Large-Cap Growth Index Fund utilized $24,889,804 and $13,211,200, respectively, of their capital loss carryover available from prior years.

Due to reorganizations in prior years, the future utilization of the Equity Index and Small-Cap Blend Index Funds’ capital losses and capital loss carryovers may be subject to limitations under the Internal Revenue Code and regulations thereunder.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2012, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

Note 10—subsequent event

On December 4, 2012, the Board approved an amendment to the Retail Class Rule 12b-1 plan of the Funds (except Emerging Markets Equity Index Fund) that will change the 12b-1 plan from a reimbursement plan to a compensation plan. The amendment to the plan is effective January 1, 2013 at which time the Retail Class of each Fund is expected to compensate TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of each Fund at the maximum annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class.

60	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (seven of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”), at October 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2012

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	61

Trustees and officers (unaudited)

TIAA-CREF Funds ▪ October 31, 2012

Disinterested trustees

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	77	Director of GMO; Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	77

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC and Lazard Alternative Strategies 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007); Chief Operating Officer, DDJ Capital Management (2003–2006).	77	Director of Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	77	Director, D2D Fund.

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Former President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	77	None

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (2002–2010), Goldman Sachs Asset Management.	77

Investment committee member, College of Mount Saint Vincent; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010), First Eagle Investment Management; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	77

Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and North Shore Land Alliance.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008).	77	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

62	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

continued

Disinterested trustees — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending December 31, 2012. Trustee since 1999. Chairman since 2009.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman and Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	77	Director, SCANA Corporation (energy holding company) and NCM Capital Investment Trust; Member, Duke Children’s Hospital and Health Center National Board of Advisors.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011).	77

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Executive officers

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.

Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Former Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Accounts VA-1 and VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Former Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC. (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Former Managing Director/Director of Global Compliance, AIG Investments (2000–2008).

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2012.

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds since 2012. President and Chief Executive Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2008). Director of Covariance Capital Management, Inc. (“Covariance”) (since 2010). Former Chairman, Head of Financial Services and Member of the Executive Committee, Swiss Re America Holding Corporation (2006-2008); Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TIAA-CREF Asset Management (“TCAM”) (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of T-C Life (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011). Former Chief Financial Officer, Van Kampen Funds (2005–2006).

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	63

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds ▪ October 31, 2012
Executive officers — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Risk Management (since 2009). Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Former Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Former Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Former Director of T-C Life (2006–2008). Former Director of TPIS, Advisors and Investment Management (2008).

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Former President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).

Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Vice President and Corporate Secretary	One-year term. Senior Vice President and Corporate Secretary since 2012.

Senior Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2012). Former Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Former Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Former Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006) and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Former Director (2007–2011) and Former Executive Vice President (2008–2010) of TCAM. Manager (since 2006), Former President and CEO (2006–2010) of Redwood. Former Director of Tuition Financing (2008–2009) and Former Executive Vice President of T-C Life (2009–2010).

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Former Chief Communications Officer of TIAA (2010–2011). Former Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010). Former Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

Please note that the Funds’ Statement of Additional Information (SAI) includes information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by telephone at 800 223-1200.

64	2012 Annual Report ▪ TIAA-CREF Funds: Equity Index Funds

Important tax information (unaudited)

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total

Equity Index	$—	$4,594,887	$4,594,887
Large-Cap Growth Index	—	—	—
Large-Cap Value Index	58,874	13,857,279	13,916,153
S&P 500 Index	—	5,415,177	5,415,177
Small-Cap Blend Index	—	18,277,795	18,277,795
Emerging Markets Equity Index	—	13,052	13,052
International Equity Index	—	—	—

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Equity Index	100.00%
Large-Cap Growth Index	100.00%
Large-Cap Value Index	68.49%
S&P 500 Index	100.00%
Small-Cap Blend Index	65.30%
Emerging Markets Equity Index	48.80%
International Equity Index	86.71%

For the fiscal year ended October 31, 2012, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Equity Index	95.13%
Large-Cap Growth Index	99.23%
Large-Cap Value Index	67.82%
S&P 500 Index	99.77%
Small-Cap Blend Index	65.13%
Emerging Markets Equity Index	0.00%
International Equity Index	0.03%

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2012 of $6,420,178 ($0.20681 per share), and $70,686,646 ($0.30625 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2012 of $718,442 ($0.02314 per share), and $3,141,396 ($0.01361 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2012, which will be reported in conjunction with your 2012 Form 1099-DIV.

By early 2013, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Funds: Equity Index Funds ▪ 2012 Annual Report	65

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How to reach us

TIAA-CREF website
tiaa-cref.org
24 hours a day, 7 days a week

Automated telephone service
800 842-2252
24 hours a day, 7 days a week

For the hearing- or speech-impaired
800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Retirement or Premier classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2012 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

          PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2012 and October 31, 2011, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $1,016,500 and $924,000, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2012 and October 31, 2011, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the year ended December 31, 2011, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0.

4(c) Tax Fees.

For the fiscal years ended October 31, 2012 and October 31, 2011, PwC’s aggregate fees for tax services billed to the Registrant were $236,800 and $216,410, respectively.

For the year ended December 31, 2011, the Tax Fees billed by PwC to the Fund Service Providers were $0.

4(d) All Other Fees.

For the fiscal years ended October 31, 2012 and October 31, 2011, PwC’s aggregate fees for all other services to the Registrant were $0 and $2,829, respectively.

For the year ended December 31, 2011, the Other Fees billed by PwC to the Fund Service Providers were $0.

4(e)(1) Preapproval Policy.

          The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the

Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

          The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2012 and October 31, 2011 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2012 and October 31, 2011, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $390,897 and $255,497, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

TIAA-CREF FUNDS
ENHANCED LARGE-CAP GROWTH INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 1.0%
28,953	*	BorgWarner, Inc	$1,905,686
165,882	*	Delphi Automotive plc	5,215,330
3,976		Harley-Davidson, Inc	185,918
85,089		Thor Industries, Inc	3,235,935

		TOTAL AUTOMOBILES & COMPONENTS	10,542,869

CAPITAL GOODS - 9.0%
11,352		Ametek, Inc	403,564
7,629	*	BE Aerospace, Inc	343,992
96,392		Boeing Co	6,789,853
8,000		Carlisle Cos, Inc	444,400
43,077		Caterpillar, Inc	3,653,360
92,793		Chicago Bridge & Iron Co NV	3,484,377
30,800		Cummins, Inc	2,882,264
24,290		Danaher Corp	1,256,522
9,700		Deere & Co	828,768
82,043		Donaldson Co, Inc	2,647,528
34,238		Emerson Electric Co	1,658,146
2,206		Flowserve Corp	298,891
68,433		Fluor Corp	3,821,983
91,392		Honeywell International, Inc	5,596,846
56,182		Illinois Tool Works, Inc	3,445,642
150,014		Ingersoll-Rand plc	7,055,159
34,496		Joy Global, Inc	2,154,275
9,994		Lennox International, Inc	500,200
63,903		Lincoln Electric Holdings, Inc	2,771,473
13,089		Lockheed Martin Corp	1,226,047
44,728		Nordson Corp	2,640,294
85,606		Parker Hannifin Corp	6,733,768
25,509		Precision Castparts Corp	4,414,843
31,703		Roper Industries, Inc	3,461,016
1,628		SPX Corp	111,664
150,171		Textron, Inc	3,785,811
41,669		Timken Co	1,645,509
11,500		Toro Co	485,530
6,788	*	TransDigm Group, Inc	904,229
102,927		United Technologies Corp	8,044,774
9,255		Valmont Industries, Inc	1,250,350
9,590		W.W. Grainger, Inc	1,931,522
18,175	*	WABCO Holdings, Inc	1,064,510
36,577		Westinghouse Air Brake Technologies Corp	2,995,656

		TOTAL CAPITAL GOODS	90,732,766

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
6,900	*	Clean Harbors, Inc	$402,615
149,369	*	Copart, Inc	4,300,334
32,293		Rollins, Inc	732,082
35,484	*	Verisk Analytics, Inc	1,809,684
97,700		Waste Connections, Inc	3,207,491

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	10,452,206

CONSUMER DURABLES & APPAREL - 1.3%
1,021	*	Carter’s, Inc	55,195
9,025		Coach, Inc	505,851
2,700	*,e	Deckers Outdoor Corp	77,301
12,472		Jarden Corp	621,106
35,265	*	Michael Kors Holdings Ltd	1,928,643
4,640		Nike, Inc (Class B)	424,003
246	*	NVR, Inc	222,320
58,328		Phillips-Van Heusen Corp	6,415,497
17,211		Polaris Industries, Inc	1,454,330
1,028		Ralph Lauren Corp	157,993
16,300		Tupperware Corp	963,330
2,186	*,e	Under Armour, Inc (Class A)	114,240

		TOTAL CONSUMER DURABLES & APPAREL	12,939,809

CONSUMER SERVICES - 2.8%
110,000	*	Apollo Group, Inc (Class A)	2,208,800
15,413	*	Bally Technologies, Inc	769,417
98,673		Brinker International, Inc	3,039,128
2,451	*	Chipotle Mexican Grill, Inc (Class A)	623,853
3,200	*,e	ITT Educational Services, Inc	68,768
81,995		McDonald’s Corp	7,117,166
33,995	*	Panera Bread Co (Class A)	5,732,917
34,667	*	Penn National Gaming, Inc	1,401,587
9,073		Starbucks Corp	416,451
17,649		Starwood Hotels & Resorts Worldwide, Inc	915,101
5,952	e	Weight Watchers International, Inc	299,088
5,521		Wynn Resorts Ltd	668,372
75,423		Yum! Brands, Inc	5,287,906

		TOTAL CONSUMER SERVICES	28,548,554

DIVERSIFIED FINANCIALS - 2.2%
62,777	*	Affiliated Managers Group, Inc	7,941,290
77,950		American Express Co	4,362,862
42,200		BlackRock, Inc	8,004,496
11,697	*	IntercontinentalExchange, Inc	1,532,307
4,983		Moody’s Corp	239,981

		TOTAL DIVERSIFIED FINANCIALS	22,080,936

ENERGY - 3.3%
38,760		Cabot Oil & Gas Corp	1,820,945
10,096	*	Concho Resources, Inc	869,467
30,572	*	Continental Resources, Inc	2,196,904
3,442	*	Dresser-Rand Group, Inc	177,366
24,650		EOG Resources, Inc	2,871,478

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

72,819		National Oilwell Varco, Inc	$5,366,760
24,672		Oceaneering International, Inc	1,291,086
7,881		Pioneer Natural Resources Co	832,628
243,777		Schlumberger Ltd	16,949,815
3,552		St. Mary Land & Exploration Co	191,524
12,600	*	Whiting Petroleum Corp	529,452
5,500		World Fuel Services Corp	190,850

		TOTAL ENERGY	33,288,275

FOOD & STAPLES RETAILING - 2.6%
128,018		Costco Wholesale Corp	12,600,812
7,000		CVS Corp	324,800
7,010	*	Fresh Market, Inc	397,537
24,100		Kroger Co	607,802
140,954		Wal-Mart Stores, Inc	10,574,369
20,569		Whole Foods Market, Inc	1,948,501

		TOTAL FOOD & STAPLES RETAILING	26,453,821

FOOD, BEVERAGE & TOBACCO - 8.4%
14,969		Altria Group, Inc	476,014
57,400		Brown-Forman Corp (Class B)	3,677,044
200,600	e	Campbell Soup Co	7,075,162
486,606		Coca-Cola Co	18,092,011
39,782		Coca-Cola Enterprises, Inc	1,250,746
144,120	*	Dean Foods Co	2,426,981
7,450		Hershey Co	512,932
23,700		Hormel Foods Corp	699,861
24,530		Ingredion, Inc	1,507,614
25,800	*	Kraft Foods Group, Inc	1,173,384
19,668		Lorillard, Inc	2,281,685
13,156		McCormick & Co, Inc	810,673
13,771		Mead Johnson Nutrition Co	849,120
71,107	*	Monster Beverage Corp	3,176,350
173,695		PepsiCo, Inc	12,026,642
317,372		Philip Morris International, Inc	28,106,464

		TOTAL FOOD, BEVERAGE & TOBACCO	84,142,683

HEALTH CARE EQUIPMENT & SERVICES - 4.6%
65,300		AmerisourceBergen Corp	2,575,432
9,879		Bard (C.R.), Inc	950,261
15,897		Baxter International, Inc	995,629
31,673		Cardinal Health, Inc	1,302,710
56,216	*	Catamaran Corp	2,651,147
30,866	*	Cerner Corp	2,351,681
4,749		Cooper Cos, Inc	455,809
9,212	*	DaVita, Inc	1,036,534
4,194	*	Edwards Lifesciences Corp	364,165
111,735	*	Express Scripts Holding Co	6,876,172
78,600		HCA Holdings, Inc	2,233,026
8,983	*	Henry Schein, Inc	662,766
23,879	*	Idexx Laboratories, Inc	2,297,160
11,543	*	Intuitive Surgical, Inc	6,258,845

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

102,600		McKesson Corp	$9,573,606
17,100		Medtronic, Inc	711,018
78,800		Resmed, Inc	3,147,272
3,900	*	Sirona Dental Systems, Inc	223,314
6,800	*	Thoratec Corp	242,760
20,800		WellPoint, Inc	1,274,624

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	46,183,931

HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
19,500		Church & Dwight Co, Inc	989,820
8,003		Colgate-Palmolive Co	839,995
58,915		Estee Lauder Cos (Class A)	3,630,342
123,048		Herbalife Ltd	6,318,515
5,995		Kimberly-Clark Corp	500,283
15,800	e	Nu Skin Enterprises, Inc (Class A)	747,814

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	13,026,769

INSURANCE - 0.1%
2,800		Hanover Insurance Group, Inc	101,108
16,000		Travelers Cos, Inc	1,135,040

		TOTAL INSURANCE	1,236,148

MATERIALS - 4.1%
6,345		Airgas, Inc	564,515
3,500		Albemarle Corp	192,885
90,200		Ball Corp	3,863,266
22,799		CF Industries Holdings, Inc	4,678,127
35,756	*	Crown Holdings, Inc	1,367,667
24,780		Du Pont (E.I.) de Nemours & Co	1,103,205
21,800		Eastman Chemical Co	1,291,432
18,598		FMC Corp	995,365
10,950		LyondellBasell Industries AF S.C.A	584,620
159,139		Monsanto Co	13,697,094
58,072		PPG Industries, Inc	6,799,070
1,600		Rock-Tenn Co (Class A)	117,104
26,857		Sherwin-Williams Co	3,829,271
6,400	e	Westlake Chemical Corp	486,784
25,562	*	WR Grace & Co	1,640,058

		TOTAL MATERIALS	41,210,463

MEDIA - 4.0%
35,101		CBS Corp (Class B)	1,137,272
412,673		Comcast Corp (Class A)	15,479,364
170,628	*	DIRECTV	8,720,797
148,660		DISH Network Corp (Class A)	5,296,756
29,270	e	Regal Entertainment Group (Class A)	449,587
56,077		Scripps Networks Interactive (Class A)	3,404,996
14,038		Time Warner Cable, Inc	1,391,306
73,842		Viacom, Inc (Class B)	3,785,879
10,324		Walt Disney Co	506,599

		TOTAL MEDIA	40,172,556

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.4%
153,822		Abbott Laboratories	$10,078,417
73,697		Agilent Technologies, Inc	2,652,355
78,852	*	Alexion Pharmaceuticals, Inc	7,126,644
73,997		Allergan, Inc	6,653,810
137,175		Amgen, Inc	11,871,810
27,638	*	Biogen Idec, Inc	3,820,124
12,641		Bristol-Myers Squibb Co	420,313
73,576	*	Celgene Corp	5,394,592
2,500	*	Charles River Laboratories International, Inc	93,300
145,988	*	Gilead Sciences, Inc	9,804,554
8,171	*,e	Illumina, Inc	388,204
5,203		Johnson & Johnson	368,477
41,490	*	Vertex Pharmaceuticals, Inc	2,001,478
222,706		Warner Chilcott plc	2,578,936
11,043	*	Watson Pharmaceuticals, Inc	949,146

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	64,202,160

REAL ESTATE - 1.9%
57,272		American Tower Corp	4,312,009
10,400		Equity Residential	597,064
2,617		Public Storage, Inc	362,795
86,370		Simon Property Group, Inc	13,146,378
1,348		Tanger Factory Outlet Centers, Inc	42,421
13,623		Taubman Centers, Inc	1,070,087

		TOTAL REAL ESTATE	19,530,754

RETAILING - 8.3%
25,586		Advance Auto Parts, Inc	1,815,071
40,628	*	Amazon.com, Inc	9,459,011
177,356		American Eagle Outfitters, Inc	3,701,420
1,427	*	Autozone, Inc	535,125
84,374	*	Bed Bath & Beyond, Inc	4,866,692
26,485	*	Dollar General Corp	1,287,701
79,583	*	Dollar Tree, Inc	3,172,974
86,400		Expedia, Inc	5,110,560
1	*	Five Below, Inc	33
117,741		Foot Locker, Inc	3,944,324
86,000		Gap, Inc	3,071,920
155,955		Home Depot, Inc	9,572,518
99,200		Macy’s, Inc	3,776,544
2,698		Nordstrom, Inc	153,165
36,391	*	O’Reilly Automotive, Inc	3,117,981
94,534		Petsmart, Inc	6,276,112
2,031	*	Priceline.com, Inc	1,165,327
155,322		Ross Stores, Inc	9,466,876
14,977		Target Corp	954,784
283,247		TJX Companies, Inc	11,791,572
2,793		Tractor Supply Co	268,798

		TOTAL RETAILING	83,508,508

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
48,236		Avago Technologies Ltd	$1,593,235
18,279		Broadcom Corp (Class A)	576,428
411,744		Intel Corp	8,903,964
111,893	*	LSI Logic Corp	766,467
9,942		Texas Instruments, Inc	279,271

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	12,119,365

SOFTWARE & SERVICES - 19.5%
196,104		Accenture plc	13,219,371
8,551	*	Alliance Data Systems Corp	1,223,221
23,547	*	BMC Software, Inc	958,363
15,855	*	Citrix Systems, Inc	979,997
33,199	*	Cognizant Technology Solutions Corp (Class A)	2,212,713
182,064	*	eBay, Inc	8,791,870
459	*	Equinix, Inc	82,808
5,001		Factset Research Systems, Inc	452,840
23,335	*	FleetCor Technologies, Inc	1,106,312
29,154	*	Fortinet, Inc	564,713
2,300	*	Gartner, Inc	106,743
2,692		Global Payments, Inc	115,083
44,127	*	Google, Inc (Class A)	29,996,211
27,000		IAC/InterActiveCorp	1,305,450
152,178		International Business Machines Corp	29,603,186
23,000		Intuit, Inc	1,366,660
67,902		Lender Processing Services, Inc	1,637,117
6,819	*	LinkedIn Corp	729,156
30,770		Mastercard, Inc (Class A)	14,182,816
25,048	*	Micros Systems, Inc	1,136,929
1,379,830		Microsoft Corp	39,373,449
30,600	*	NeuStar, Inc (Class A)	1,119,654
798,114		Oracle Corp	24,781,440
4,680	*	Red Hat, Inc	230,116
1,639	*	Salesforce.com, Inc	239,261
3,451	*	SolarWinds, Inc	174,586
16,324	*,e,m	Splunk, Inc	457,888
21,440	*	Symantec Corp	389,994
7,900	*	Synopsys, Inc	254,380
38,781	*	Teradata Corp	2,649,130
17,417	*	TIBCO Software, Inc	439,083
105,185	*	VeriSign, Inc	3,899,208
62,359		Visa, Inc (Class A)	8,652,935
43,645	*	VMware, Inc (Class A)	3,699,787

		TOTAL SOFTWARE & SERVICES	196,132,470

TECHNOLOGY HARDWARE & EQUIPMENT - 11.0%
15,580		Amphenol Corp (Class A)	936,826
143,509		Apple, Inc	85,402,206
6,000	*,e	Dolby Laboratories, Inc (Class A)	189,540
251,546	*	EMC Corp	6,142,753
12,883	*	F5 Networks, Inc	1,062,590
7,200		Harris Corp	329,616

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

280,761		Qualcomm, Inc	$16,445,575
5,517	*	Trimble Navigation Ltd	260,292

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	110,769,398

TELECOMMUNICATION SERVICES - 2.5%
6,433	*	Crown Castle International Corp	429,403
32,648	*	SBA Communications Corp (Class A)	2,175,336
498,257		Verizon Communications, Inc	22,242,193

		TOTAL TELECOMMUNICATION SERVICES	24,846,932

TRANSPORTATION - 2.7%
45,600		CH Robinson Worldwide, Inc	2,751,048
2,569		Copa Holdings S.A. (Class A)	238,455
6,200		J.B. Hunt Transport Services, Inc	363,940
2,613		Kansas City Southern Industries, Inc	210,242
39,447		Landstar System, Inc	1,997,990
80,642		Union Pacific Corp	9,921,386
160,113		United Parcel Service, Inc (Class B)	11,728,277

		TOTAL TRANSPORTATION	27,211,338

		TOTAL COMMON STOCKS	999,332,711

		(Cost $835,474,280)

SHORT-TERM INVESTMENTS - 1.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
10,041,115	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	10,041,115

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	10,041,115

		TOTAL SHORT-TERM INVESTMENTS	10,041,115

		(Cost $10,041,115)

		TOTAL INVESTMENTS - 100.2%	1,009,373,826
		(Cost $845,515,395)
		OTHER ASSETS & LIABILITIES, NET - (0.2)%	(1,737,696)

		NET ASSETS - 100.0%	$1,007,636,130

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,982,779.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

TIAA-CREF FUNDS
ENHANCED LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.9%

AUTOMOBILES & COMPONENTS - 1.1%
514,000		Ford Motor Co	$5,736,240
115,750	*	General Motors Co	2,951,625
32,400		Johnson Controls, Inc	834,300
13,800		Lear Corp	587,880
36,000	*	TRW Automotive Holdings Corp	1,674,360

		TOTAL AUTOMOBILES & COMPONENTS	11,784,405

BANKS - 4.9%
129,800		BB&T Corp	3,757,710
113,999		East West Bancorp, Inc	2,427,039
125,000		Fifth Third Bancorp	1,816,250
273,300		Huntington Bancshares, Inc	1,746,387
323,333		Regions Financial Corp	2,108,131
111,000		SunTrust Banks, Inc	3,019,200
31,391	*	Texas Capital Bancshares, Inc	1,490,131
182,500		US Bancorp	6,060,825
869,998		Wells Fargo & Co	29,310,232

		TOTAL BANKS	51,735,905

CAPITAL GOODS - 6.5%
66,000	*	Aecom Technology Corp	1,417,020
13,300	*	AGCO Corp	605,283
9,000		Alliant Techsystems, Inc	515,610
25,200	*	BE Aerospace, Inc	1,136,268
26,300		Carlisle Cos, Inc	1,460,965
71,800		Chicago Bridge & Iron Co NV	2,696,090
33,300		Cummins, Inc	3,116,214
37,775		Danaher Corp	1,954,101
24,244	e	Eaton Corp	1,144,802
8,390		Flowserve Corp	1,136,761
52,400	*	Fortune Brands Home & Security, Inc	1,490,256
5,393	*	General Cable Corp	153,862
1,197,224		General Electric Co	25,213,538
31,300	*	Huntington Ingalls	1,326,494
29,350		Ingersoll-Rand plc	1,380,330
30,775		Joy Global, Inc	1,921,899
55,555		KBR, Inc	1,547,762
13,800		Lockheed Martin Corp	1,292,646
9,000		Nordson Corp	531,270
57,000		Northrop Grumman Corp	3,915,330
45,950	*	Oshkosh Truck Corp	1,377,581
24,900		Parker Hannifin Corp	1,958,634
5,000		Pentair Ltd	211,200
27,000		Raytheon Co	1,527,120

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,090		Regal-Beloit Corp	$1,374,646
21,000		Snap-On, Inc	1,623,930
15,000	*	Terex Corp	338,250
76,800		Textron, Inc	1,936,128
10,800	*	TransDigm Group, Inc	1,438,668
4,750		Triumph Group, Inc	310,745
7,698		Valmont Industries, Inc	1,040,000
18,000	*	WABCO Holdings, Inc	1,054,260

		TOTAL CAPITAL GOODS	68,147,663

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
31,895	*	ADT Corp	1,323,962
42,800		Corrections Corp of America	1,440,220
14,000	*	Nielsen Holdings NV	404,880
100,390		Tyco International Ltd	2,697,479
42,500	*	Verisk Analytics, Inc	2,167,500

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	8,034,041

CONSUMER DURABLES & APPAREL - 2.2%
81,800		DR Horton, Inc	1,714,528
9,475		Harman International Industries, Inc	397,287
47,500		Jarden Corp	2,365,500
19,500		Leggett & Platt, Inc	517,335
50,000	e	Lennar Corp (Class A)	1,873,500
38,900	*	Michael Kors Holdings Ltd	2,127,441
21,000	*	Mohawk Industries, Inc	1,752,870
1,221	*	NVR, Inc	1,103,467
10,250		Phillips-Van Heusen Corp	1,127,397
17,830		Polaris Industries, Inc	1,506,635
50,000	*	Pulte Homes, Inc	867,000
23,380	*	Steven Madden Ltd	1,003,470
48,000	*	Toll Brothers, Inc	1,584,480
29,300	*,e	Under Armour, Inc (Class A)	1,531,218
9,900		VF Corp	1,549,152
21,139		Whirlpool Corp	2,064,857

		TOTAL CONSUMER DURABLES & APPAREL	23,086,137

CONSUMER SERVICES - 0.7%
68,000		Brinker International, Inc	2,094,400
20,850		Royal Caribbean Cruises Ltd	702,019
330,800		Sands China Ltd	1,236,566
67,500		Service Corp International	947,700
19,188		Wyndham Worldwide Corp	967,075
14,750		Yum! Brands, Inc	1,034,123

		TOTAL CONSUMER SERVICES	6,981,883

DIVERSIFIED FINANCIALS - 12.9%
17,950	*	Affiliated Managers Group, Inc	2,270,675
93,990	*	American Capital Ltd	1,108,142
43,500		Ameriprise Financial, Inc	2,539,095
1,037,750		Bank of America Corp	9,671,830
80,000		Bank of New York Mellon Corp	1,976,800

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

131,000		Capital One Financial Corp	$7,882,270
50,000		Charles Schwab Corp	679,000
417,500		Citigroup, Inc	15,610,325
148,800		Discover Financial Services	6,100,800
22,839		Franklin Resources, Inc	2,918,824
95,399		Goldman Sachs Group, Inc	11,675,884
102,300		Invesco Ltd	2,487,936
278,688	e	iShares Russell 1000 Value Index Fund	20,009,798
643,900		JPMorgan Chase & Co	26,837,752
211,000		Morgan Stanley	3,667,180
63,000		Northern Trust Corp	3,010,140
205,799		PowerShares QQQ Trust Series	13,366,645
41,680		Raymond James Financial, Inc	1,589,676
35,000		SLM Corp	615,300
22,500		State Street Corp	1,002,825

		TOTAL DIVERSIFIED FINANCIALS	135,020,897

ENERGY - 15.9%
39,240		Anadarko Petroleum Corp	2,700,104
83,380		Apache Corp	6,899,695
7,950	*	Atwood Oceanics, Inc	380,010
48,750		Baker Hughes, Inc	2,046,038
29,000	*	Cameron International Corp	1,468,560
289,390		Chevron Corp	31,893,672
209,111		ConocoPhillips	12,097,071
28,390	*	CVR Energy, Inc	1,043,333
24,500	e	Diamond Offshore Drilling, Inc	1,696,380
12,750		Ensco plc	737,205
614,750		Exxon Mobil Corp	56,046,758
27,400		Halliburton Co	884,746
10,800		Helmerich & Payne, Inc	516,240
60,800		Hess Corp	3,177,408
69,000		Holly Corp	2,665,470
181,900		Marathon Oil Corp	5,467,914
83,838		Marathon Petroleum Corp	4,605,221
32,830	*	McDermott International, Inc	351,609
68,000		Murphy Oil Corp	4,080,000
58,900		National Oilwell Varco, Inc	4,340,930
124,380		Occidental Petroleum Corp	9,821,045
22,000	e	Patterson-UTI Energy, Inc	355,960
36,900		Peabody Energy Corp	1,029,510
109,900		Phillips 66	5,182,884
5,500		Pioneer Natural Resources Co	581,075
25,000		Questar Market Resources, Inc	725,000
46,800		Tesoro Corp	1,764,828
76,300		Valero Energy Corp	2,220,330
42,500	e	Western Refining, Inc	1,056,975
28,800		Williams Cos, Inc	1,007,712

		TOTAL ENERGY	166,843,683

FOOD & STAPLES RETAILING - 0.6%
2,474		Costco Wholesale Corp	243,516

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

52,300		CVS Corp	$2,426,720
47,500		Walgreen Co	1,673,425
21,000		Whole Foods Market, Inc	1,989,330

		TOTAL FOOD & STAPLES RETAILING	6,332,991

FOOD, BEVERAGE & TOBACCO - 3.8%
127,500		Archer Daniels Midland Co	3,422,100
35,550		Bunge Ltd	2,525,117
87,500		Coca-Cola Enterprises, Inc	2,751,000
73,990	*	Dean Foods Co	1,245,992
42,300	e	Diamond Foods, Inc	783,396
14,750		Hershey Co	1,015,537
25,500		Ingredion, Inc	1,567,230
15,400		J.M. Smucker Co	1,318,856
55,250	*	Kraft Foods Group, Inc	2,512,770
13,000		Lorillard, Inc	1,508,130
266,000		Mondelez International, Inc	7,059,640
45,750	*	Monster Beverage Corp	2,043,653
76,500		Philip Morris International, Inc	6,774,840
18,250	*	Ralcorp Holdings, Inc	1,317,467
66,600		Reynolds American, Inc	2,773,224
85,999		Tyson Foods, Inc (Class A)	1,445,643

		TOTAL FOOD, BEVERAGE & TOBACCO	40,064,595

HEALTH CARE EQUIPMENT & SERVICES - 3.9%
23,500		Aetna, Inc	1,026,950
23,500		Baxter International, Inc	1,471,805
31,000	*	CareFusion Corp	823,360
52,400	*	Catamaran Corp	2,471,184
8,750		Cigna Corp	446,250
13,500	*	Community Health Systems, Inc	370,170
15,400		Cooper Cos, Inc	1,478,092
88,800		Covidien plc	4,879,560
41,950		HCA Holdings, Inc	1,191,800
43,000		Humana, Inc	3,193,610
1,975	*	Intuitive Surgical, Inc	1,070,884
119,775		Medtronic, Inc	4,980,244
25,000	*	Sirona Dental Systems, Inc	1,431,500
213,999		UnitedHealth Group, Inc	11,983,944
60,000		WellPoint, Inc	3,676,800
14,175		Zimmer Holdings, Inc	910,177

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	41,406,330

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
26,890		Church & Dwight Co, Inc	1,364,937
24,595		Colgate-Palmolive Co	2,581,491
17,880		Kimberly-Clark Corp	1,492,086
192,400		Procter & Gamble Co	13,321,776

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	18,760,290

INSURANCE - 5.0%
46,750		ACE Ltd	3,676,888

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,800		Allied World Assurance Co Holdings Ltd	$1,750,540
99,000		Allstate Corp	3,958,020
40,980	*	Arch Capital Group Ltd	1,809,267
71,163		Aspen Insurance Holdings Ltd	2,302,123
41,500		Axis Capital Holdings Ltd	1,503,130
127,244	*	Berkshire Hathaway, Inc (Class B)	10,987,519
45,000		Cincinnati Financial Corp	1,792,800
16,390		Everest Re Group Ltd	1,820,109
78,300		Fidelity National Title Group, Inc (Class A)	1,676,403
61,420		Hartford Financial Services Group, Inc	1,333,428
43,000		HCC Insurance Holdings, Inc	1,532,520
40,000		Lincoln National Corp	991,600
21,800		PartnerRe Ltd	1,765,800
46,980		Protective Life Corp	1,282,554
128,000		Prudential Financial, Inc	7,302,400
7,500		RenaissanceRe Holdings Ltd	610,200
43,313		Torchmark Corp	2,191,205
98,000		Validus Holdings Ltd	3,508,400
44,000		XL Capital Ltd	1,088,560

		TOTAL INSURANCE	52,883,466

MATERIALS - 4.3%
32,499		Ashland, Inc	2,312,304
23,250		CF Industries Holdings, Inc	4,770,667
101,900	e	Cleveland-Cliffs, Inc	3,695,913
35,000	*	Coeur d’Alene Mines Corp	1,081,850
13,899		Cytec Industries, Inc	956,529
21,300		Eastman Chemical Co	1,261,812
180,300		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,010,064
96,900		Huntsman Corp	1,457,376
88,900		International Paper Co	3,185,287
69,300		LyondellBasell Industries AF S.C.A	3,699,927
40,800		MeadWestvaco Corp	1,211,352
22,250		Monsanto Co	1,915,058
23,800		Mosaic Co	1,245,692
29,500		Nucor Corp	1,183,835
29,380		Reliance Steel & Aluminum Co	1,596,509
11,350		Rock-Tenn Co (Class A)	830,706
11,000		Sherwin-Williams Co	1,568,380
26,390		Valspar Corp	1,478,632
73,400		Walter Energy, Inc	2,566,064
16,000	e	Westlake Chemical Corp	1,216,960
10,000	*	WR Grace & Co	641,600

		TOTAL MATERIALS	44,886,517

MEDIA - 3.7%
46,615		Cablevision Systems Corp (Class A)	812,033
155,500		CBS Corp (Class B)	5,038,200
262,750		Comcast Corp (Class A)	9,855,752
39,750	*	DIRECTV	2,031,622
18,390	*	Discovery Communications, Inc (Class A)	1,085,378
57,500		DISH Network Corp (Class A)	2,048,725

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

91,000		Gannett Co, Inc	$1,537,900
9,390	*	Liberty Global, Inc (Class A)	563,682
19,750	*	Liberty Interactive LLC	2,205,483
45,000	e	Regal Entertainment Group (Class A)	691,200
16,810		Time Warner Cable, Inc	1,666,039
17,500		Time Warner, Inc	760,375
31,000	e	Virgin Media, Inc	1,014,940
197,500		Walt Disney Co	9,691,325

		TOTAL MEDIA	39,002,654

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
118,000		Abbott Laboratories	7,731,360
26,575	*	Alexion Pharmaceuticals, Inc	2,401,849
17,540		Amgen, Inc	1,517,999
13,350	*	Biogen Idec, Inc	1,845,237
30,000	*	Charles River Laboratories International, Inc	1,119,600
38,240		Eli Lilly & Co	1,859,611
64,500	*	Forest Laboratories, Inc	2,174,295
44,775	*	Gilead Sciences, Inc	3,007,089
149,244		Johnson & Johnson	10,569,460
22,000	*	Life Technologies Corp	1,076,020
197,975		Merck & Co, Inc	9,033,599
65,400		PerkinElmer, Inc	2,022,822
13,380		Perrigo Co	1,538,834
1,193,000		Pfizer, Inc	29,669,910
18,000	*	Vertex Pharmaceuticals, Inc	868,320
74,000		Warner Chilcott plc	856,920
17,800	*	Watson Pharmaceuticals, Inc	1,529,910

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	78,822,835

REAL ESTATE - 3.6%
40,900	*	Alexander & Baldwin, Inc	1,183,237
19,240		AMB Property Corp	659,740
79,800		American Capital Agency Corp	2,634,996
14,000		American Tower Corp	1,054,060
37,500		Annaly Capital Management, Inc	605,250
21,000		CBL & Associates Properties, Inc	469,770
98,300		DDR Corp	1,509,888
37,500		Duke Realty Corp	543,000
66,000		Extra Space Storage, Inc	2,276,340
7,750		HCP, Inc	343,325
4,400		Health Care REIT, Inc	261,492
18,380	*	Howard Hughes Corp	1,286,600
18,380		Jones Lang LaSalle, Inc	1,428,861
57,500		Kimco Realty Corp	1,122,400
23,000		National Retail Properties, Inc	728,640
43,800		Public Storage, Inc	6,071,994
43,190		Simon Property Group, Inc	6,573,950
12,000		SL Green Realty Corp	903,600
24,680		Taubman Centers, Inc	1,938,614
88,800		Ventas, Inc	5,618,376

		TOTAL REAL ESTATE	37,214,133

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

RETAILING - 2.9%
13,800	*	Autonation, Inc	$612,720
198,800		Best Buy Co, Inc	3,023,748
29,300		Dick’s Sporting Goods, Inc	1,465,000
4,500		Dillard’s, Inc (Class A)	346,500
30,800	*	Dollar General Corp	1,497,496
16,000		DSW, Inc (Class A)	1,001,440
24,380		Expedia, Inc	1,442,077
60,000		Foot Locker, Inc	2,010,000
72,900	e	GameStop Corp (Class A)	1,664,307
57,500		Gap, Inc	2,053,900
26,080		GNC Holdings, Inc	1,008,514
25,000		Home Depot, Inc	1,534,500
51,000	*	Liberty Media Holding Corp (Interactive A)	1,020,000
62,750		Macy’s, Inc	2,388,892
19,800	*,e	NetFlix, Inc	1,565,982
17,775	*	O’Reilly Automotive, Inc	1,522,962
21,880	*	Sally Beauty Holdings, Inc	526,870
32,100		Signet Jewelers Ltd	1,661,496
52,750		Target Corp	3,362,813
10,630		Ulta Salon Cosmetics & Fragrance, Inc	980,299

		TOTAL RETAILING	30,689,516

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
36,900		Analog Devices, Inc	1,443,159
62,750		Avago Technologies Ltd	2,072,633
61,000		Broadcom Corp (Class A)	1,923,635
271,890		Intel Corp	5,879,621
58,540		Maxim Integrated Products, Inc	1,611,313
301,800	*	Micron Technology, Inc	1,637,265
93,990	*	Teradyne, Inc	1,374,134

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	15,941,760

SOFTWARE & SERVICES - 2.8%
14,450	*	Alliance Data Systems Corp	2,067,072
39,329	*	AOL, Inc	1,350,165
54,000		Computer Sciences Corp	1,644,300
20,831	*	eBay, Inc	1,005,929
78,900	*	First American Corp	1,877,820
17,180	*	Fiserv, Inc	1,287,469
60,000		IAC/InterActiveCorp	2,901,000
68,000		Lender Processing Services, Inc	1,639,480
20,800	*	Micros Systems, Inc	944,112
63,900	*,e	Millennial Media, Inc	1,024,317
6,980	*	Salesforce.com, Inc	1,018,940
19,890	*	Sourcefire, Inc	851,093
181,300	*	Symantec Corp	3,297,847
42,000	*	Synopsys, Inc	1,352,400
45,700		Total System Services, Inc	1,027,793
29,000	*	VeriSign, Inc	1,075,030
46,300	*	VMware, Inc (Class A)	3,924,851

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

72,444	*	Yahoo!, Inc	$1,217,784

		TOTAL SOFTWARE & SERVICES	29,507,402

TECHNOLOGY HARDWARE & EQUIPMENT - 3.1%
243,000	*	Brocade Communications Systems, Inc	1,287,900
793,000		Cisco Systems, Inc	13,592,020
94,000		Dell, Inc	867,620
11,000		Harris Corp	503,580
141,775		Hewlett-Packard Co	1,963,584
93,000	*,e	InvenSense, Inc	1,041,600
10,000		Jabil Circuit, Inc	173,400
51,400	*	NetApp, Inc	1,382,660
34,500		Qualcomm, Inc	2,020,838
57,540	*	SanDisk Corp	2,402,870
55,400		Seagate Technology, Inc	1,513,528
139,880	*	Vishay Intertechnology, Inc	1,158,206
120,930		Western Digital Corp	4,139,434

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	32,047,240

TELECOMMUNICATION SERVICES - 3.8%
747,500		AT&T, Inc	25,856,025
123,800		CenturyTel, Inc	4,751,444
136,313	*	MetroPCS Communications, Inc	1,391,756
413,980	*	Sprint Nextel Corp	2,293,449
55,000		Telephone & Data Systems, Inc	1,367,850
39,900	*	tw telecom inc (Class A)	1,016,253
74,000		Verizon Communications, Inc	3,303,360

		TOTAL TELECOMMUNICATION SERVICES	39,980,137

TRANSPORTATION - 0.8%
1,000		Copa Holdings S.A. (Class A)	92,820
143,000	*	Delta Air Lines, Inc	1,377,090
12,400		FedEx Corp	1,140,676
15,000	*	Hertz Global Holdings, Inc	199,050
22,380		Kansas City Southern Industries, Inc	1,800,695
11,240		Norfolk Southern Corp	689,574
49,800	*,e	UAL Corp	956,658
20,550		Union Pacific Corp	2,528,266

		TOTAL TRANSPORTATION	8,784,829

UTILITIES - 5.8%
9,750		Alliant Energy Corp	435,825
9,430		Ameren Corp	310,058
20,400		American Electric Power Co, Inc	906,576
66,000		American Water Works Co, Inc	2,424,840
112,300	*	Calpine Corp	1,976,480
58,500		Centerpoint Energy, Inc	1,267,695
100,800		CMS Energy Corp	2,451,456
78,000		Dominion Resources, Inc	4,116,840
73,998		DTE Energy Co	4,595,276
27,500		Duke Energy Corp	1,806,475
77,500		Edison International	3,637,850

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

30,750		Exelon Corp	$1,100,235
101,980		FirstEnergy Corp	4,662,525
71,898		NextEra Energy, Inc	5,037,174
79,300		NiSource, Inc	2,019,771
95,000		Northeast Utilities	3,733,500
88,000		NV Energy, Inc	1,672,880
9,000		OGE Energy Corp	518,220
62,980		Pinnacle West Capital Corp	3,336,051
27,500		PPL Corp	813,450
36,800		SCANA Corp	1,806,144
56,000		Sempra Energy	3,906,000
118,500		Southern Co	5,550,540
15,750		UGI Corp	508,568
18,010		Westar Energy, Inc	534,897
31,550		Wisconsin Energy Corp	1,213,728
31,400		Xcel Energy, Inc	887,050

		TOTAL UTILITIES	61,230,104

		TOTAL COMMON STOCKS	1,049,189,413

		(Cost $881,456,163)

SHORT-TERM INVESTMENTS - 2.9%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.9%
29,937,720	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	29,937,720

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	29,937,720

		TOTAL SHORT-TERM INVESTMENTS	29,937,720

		(Cost $29,937,720)

		TOTAL INVESTMENTS - 102.8%	1,079,127,133
		(Cost $911,393,883)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%	(28,950,487)

		NET ASSETS - 100.0%	$1,050,176,646

		Abbreviation(s):
		REIT Real Estate Investment Trust

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,405,570.

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS
GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

BANKS - 3.4%
263,186	*	Ocwen Financial Corp	$10,151,084
1,077,317		US Bancorp	35,777,697
1,528,549		Wells Fargo & Co	51,496,816

		TOTAL BANKS	97,425,597

CAPITAL GOODS - 7.0%
304,624		Boeing Co	21,457,715
69,085		Deere & Co	5,902,622
169,319	e	Eaton Corp	7,995,243
2,390,689		General Electric Co	50,347,910
598,639		Honeywell International, Inc	36,660,652
867,231		Invensys plc	3,197,683
116,579		Pall Corp	7,339,814
199,167		Pentair Ltd	8,412,814
68,170		Precision Castparts Corp	11,798,182
133,745		Rockwell Automation, Inc	9,503,920
170,979		Roper Industries, Inc	18,665,777
61,547		SPX Corp	4,221,509
140,534	*	Teledyne Technologies, Inc	8,998,392
374,050		Textron, Inc	9,429,800

		TOTAL CAPITAL GOODS	203,932,033

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
9,314	*	Portfolio Recovery Associates, Inc	974,710
415,084		Tyco International Ltd	11,153,307

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	12,128,017

CONSUMER DURABLES & APPAREL - 2.3%
51,266	*	Carter’s, Inc	2,771,440
616,839		DR Horton, Inc	12,928,946
188,683	e	Garmin Ltd	7,168,067
188,423		Jarden Corp	9,383,465
83,542	*	Michael Kors Holdings Ltd	4,568,912
78,763		Phillips-Van Heusen Corp	8,663,142
150,684	*,e	Under Armour, Inc (Class A)	7,874,746
88,968		VF Corp	13,921,713

		TOTAL CONSUMER DURABLES & APPAREL	67,280,431

CONSUMER SERVICES - 1.5%
135,917		McDonald’s Corp	11,797,596
53,623	*	Panera Bread Co (Class A)	9,042,983
214,232	*	Penn National Gaming, Inc	8,661,400
1,469,700		Sands China Ltd	5,493,897
147,932		Six Flags Entertainment Corp	8,448,396

		TOTAL CONSUMER SERVICES	43,444,272

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 5.4%
263,653		Ameriprise Financial, Inc	$15,389,425
616,222		Blackstone Group LP	9,465,170
1,032,911		Citigroup, Inc	38,620,542
674,556		Discover Financial Services	27,656,796
121,105		Goldman Sachs Group, Inc	14,822,041
684,026		JPMorgan Chase & Co	28,510,204
981,273		Morgan Stanley	17,054,525
497,899		Och-Ziff Capital Management Group LLC	4,983,969

		TOTAL DIVERSIFIED FINANCIALS	156,502,672

ENERGY - 10.1%
411,383		Anadarko Petroleum Corp	28,307,264
297,144	*	Cameron International Corp	15,047,372
602,085		Chevron Corp	66,355,788
131,050		EOG Resources, Inc	15,266,015
844,966		Exxon Mobil Corp	77,035,550
389,899		Occidental Petroleum Corp	30,786,425
190,828		Phillips 66	8,999,449
517,538		Schlumberger Ltd	35,984,417
307,892		Transocean Ltd-NYSE	14,067,585

		TOTAL ENERGY	291,849,865

FOOD & STAPLES RETAILING - 1.5%
407,417		Wal-Mart Stores, Inc	30,564,423
149,023		Whole Foods Market, Inc	14,116,949

		TOTAL FOOD & STAPLES RETAILING	44,681,372

FOOD, BEVERAGE & TOBACCO - 7.4%
157,189		Brown-Forman Corp (Class B)	10,069,527
1,530,806		Coca-Cola Co	56,915,367
488,140	*	D.E Master Blenders 1753 NV	5,987,137
581,209	*	Dean Foods Co	9,787,560
52,227		Diageo plc (ADR)	5,966,413
368,818		Hershey Co	25,393,119
235,038		Ingredion, Inc	14,445,436
554,417		Mondelez International, Inc	14,714,227
232,389	*	Monster Beverage Corp	10,380,817
587,105		Philip Morris International, Inc	51,994,019
73,158		Remy Cointreau S.A.	7,587,792
86,173	*,e	WhiteWave Foods Co	1,419,269

		TOTAL FOOD, BEVERAGE & TOBACCO	214,660,683

HEALTH CARE EQUIPMENT & SERVICES - 2.6%
472,323		Aetna, Inc	20,640,515
290,904	*	Catamaran Corp	13,719,032
424,794	*	Express Scripts Holding Co	26,141,823
324,917		Medtronic, Inc	13,510,049

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	74,011,419

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
165,743		Colgate-Palmolive Co	$17,396,385
247,219		Estee Lauder Cos (Class A)	15,233,635
83,185	e	Herbalife Ltd	4,271,550
406,809		Procter & Gamble Co	28,167,455

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	65,069,025

INSURANCE - 4.0%
403,885		ACE Ltd	31,765,555
392,323	*	Berkshire Hathaway, Inc (Class B)	33,877,091
721,273		Hartford Financial Services Group, Inc	15,658,837
429,815		Marsh & McLennan Cos, Inc	14,626,604
282,444		Travelers Cos, Inc	20,036,578

		TOTAL INSURANCE	115,964,665

MATERIALS - 4.0%
127,445		Ashland, Inc	9,067,712
169,179		Cleveland-Cliffs, Inc	6,136,122
230,537		Cytec Industries, Inc	15,865,556
141,600		FMC Corp	7,578,432
173,915		LyondellBasell Industries AF S.C.A	9,285,322
403,578		MeadWestvaco Corp	11,982,231
418,786		Monsanto Co	36,044,911
107,016		PPG Industries, Inc	12,529,433
50,593		Sherwin-Williams Co	7,213,550

		TOTAL MATERIALS	115,703,269

MEDIA - 4.1%
1,085,189		Comcast Corp (Class A)	40,705,439
284,585		DISH Network Corp (Class A)	10,139,764
595,835	*	New York Times Co (Class A)	4,873,930
297,636	e	Regal Entertainment Group (Class A)	4,571,689
123,404		Scripps Networks Interactive (Class A)	7,493,091
291,755		Time Warner, Inc	12,676,755
380,818		Viacom, Inc (Class B)	19,524,539
380,975		Walt Disney Co	18,694,443

		TOTAL MEDIA	118,679,650

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.0%
389,159		Abbott Laboratories	25,497,698
144,762	*	Alexion Pharmaceuticals, Inc	13,083,590
134,390		Allergan, Inc	12,084,349
251,600		Amgen, Inc	21,774,722
199,753		Bayer AG.	17,417,072
147,983	*	Biogen Idec, Inc	20,454,210
204,801	*	BioMarin Pharmaceuticals, Inc	7,585,829
234,132		Eli Lilly & Co	11,385,839
510,420	*	Gilead Sciences, Inc	34,279,807
1,300	*,e	Idenix Pharmaceuticals, Inc	4,628
183,682	*	Jazz Pharmaceuticals plc	9,869,234
537,158		Johnson & Johnson	38,041,530

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

246,269	*	Mylan Laboratories, Inc	$6,240,456
36,935		Novo Nordisk AS (Class B)	5,921,251
2,597,073		Pfizer, Inc	64,589,205
248,408		Teva Pharmaceutical Industries Ltd (ADR)	10,040,651
234,889	*	Watson Pharmaceuticals, Inc	20,188,710

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	318,458,781

REAL ESTATE - 0.4%
76,023		AvalonBay Communities, Inc	10,305,678
71,728	*	Realogy Holdings Corp	2,549,213

		TOTAL REAL ESTATE	12,854,891

RETAILING - 5.9%
93,780	*	Amazon.com, Inc	21,833,859
173,728	*	Dollar General Corp	8,446,655
170,878		Expedia, Inc	10,107,434
525,794		Foot Locker, Inc	17,614,099
179,444		GNC Holdings, Inc	6,939,100
673,082		Home Depot, Inc	41,313,773
467,924		Macy’s, Inc	17,813,867
151,054		Petsmart, Inc	10,028,475
120,259		Tiffany & Co	7,602,774
574,317		TJX Companies, Inc	23,908,817
184,532	*	Urban Outfitters, Inc	6,598,864

		TOTAL RETAILING	172,207,717

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
77,209		Avago Technologies Ltd	2,550,213
460,591		Broadcom Corp (Class A)	14,524,737
1,022,023	*	Imagination Technologies Group plc	7,550,533
426,230		Maxim Integrated Products, Inc	11,731,981

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	36,357,464

SOFTWARE & SERVICES - 9.3%
84,034	*	Alliance Data Systems Corp	12,021,064
281,150	*	Aspen Technology, Inc	6,966,897
68,985	*	BMC Software, Inc	2,807,689
621,975	*	eBay, Inc	30,035,173
536	*	Fortinet, Inc	10,382
47,661	*	Google, Inc (Class A)	32,398,518
205,654		IAC/InterActiveCorp	9,943,371
211,873		International Business Machines Corp	41,215,655
776,146	*,e	Jive Software, Inc	8,692,835
26,438	*	LinkedIn Corp	2,827,015
144,559	*	Micros Systems, Inc	6,561,533
1,889,729		Microsoft Corp	53,923,417
77,082	*	MicroStrategy, Inc (Class A)	7,281,937
870,173		Oracle Corp	27,018,872
549,818	*	Take-Two Interactive Software, Inc	6,130,471
84,027		Visa, Inc (Class A)	11,659,586
657,969	*	Yahoo!, Inc	11,060,459

		TOTAL SOFTWARE & SERVICES	270,554,874

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
238,973	d	Apple, Inc	$142,212,833
1,731,280		Cisco Systems, Inc	29,674,139
6,936	*,e	Comverse Technology, Inc	45,708
584,311	*	EMC Corp	14,268,875
134,138	*	F5 Networks, Inc	11,063,702
1,020,935	*	JDS Uniphase Corp	9,892,860
533,583		Qualcomm, Inc	31,254,624
214,572	*	SanDisk Corp	8,960,527

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	247,373,268

TELECOMMUNICATION SERVICES - 2.9%
328,925		CenturyTel, Inc	12,624,141
240,647	*	SBA Communications Corp (Class A)	16,034,310
310,919	*	tw telecom inc (Class A)	7,919,107
1,084,080		Verizon Communications, Inc	48,393,331

		TOTAL TELECOMMUNICATION SERVICES	84,970,889

TRANSPORTATION - 1.4%
155,565		Canadian Pacific Railway Ltd	14,321,314
132,256		CH Robinson Worldwide, Inc	7,979,005
405,320	*	Hertz Global Holdings, Inc	5,378,596
79,484		Kansas City Southern Industries, Inc	6,395,283
225,258	*	Old Dominion Freight Line	7,555,153

		TOTAL TRANSPORTATION	41,629,351

UTILITIES - 2.2%
270,734		American Water Works Co, Inc	9,946,767
422,680	*	Calpine Corp	7,439,168
452,154		Edison International	21,224,109
196,712		NextEra Energy, Inc	13,781,643
390,324		NiSource, Inc	9,941,552

		TOTAL UTILITIES	62,333,239

		TOTAL COMMON STOCKS	2,868,073,444

		(Cost $2,422,782,649)

PURCHASED OPTIONS - 0.0%

MATERIALS - 0.0%
70,000		LyondellBasell Industries NV	8,400

		TOTAL MATERIALS	8,400

		TOTAL PURCHASED OPTIONS	8,400

		(Cost $11,176)

TIAA-CREF FUNDS - Growth & Income Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 1.6%
TREASURY DEBT - 0.6%
$16,500,000	United States Treasury Bill	0.095%	11/01/12	$16,500,000

				16,500,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.0%
30,955,445	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	30,955,445

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	30,955,445

		TOTAL SHORT-TERM INVESTMENTS	47,455,445

		(Cost $47,455,445)

		TOTAL INVESTMENTS - 100.4%	2,915,537,289
		(Cost $2,470,249,270)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%	(11,903,504)

		NET ASSETS - 100.0%	$2,903,633,785

		Abbreviation(s):
		ADR American Depositary Receipt

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated to cover margin requirements on open written options contracts.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $30,314,479.

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.6%

AUTOMOBILES & COMPONENTS - 0.2%
113,941	*,e	Tesla Motors, Inc	$3,205,160

		TOTAL AUTOMOBILES & COMPONENTS	3,205,160

CAPITAL GOODS - 7.8%
483,797		Boeing Co	34,078,661
43,919		Cummins, Inc	4,109,940
267,442		Honeywell International, Inc	16,378,148
229,709		Precision Castparts Corp	39,755,737
118,173		Roper Industries, Inc	12,900,946
79,186		W.W. Grainger, Inc	15,948,852

		TOTAL CAPITAL GOODS	123,172,284

COMMERCIAL & PROFESSIONAL SERVICES - 1.8%
355,925	*	Nielsen Holdings NV	10,293,351
349,309	*	Verisk Analytics, Inc	17,814,759

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	28,108,110

CONSUMER DURABLES & APPAREL - 3.4%
184,127		DR Horton, Inc	3,859,302
50,967		Luxottica Group S.p.A (ADR)	1,939,804
117,693		Luxottica Group S.p.A.	4,492,095
170,779		Nike, Inc (Class B)	15,605,785
153,590		Ralph Lauren Corp	23,605,247
49,939		Whirlpool Corp	4,878,042

		TOTAL CONSUMER DURABLES & APPAREL	54,380,275

CONSUMER SERVICES - 3.7%
699,321		Las Vegas Sands Corp	32,476,467
175,873	*	Orient-Express Hotels Ltd (Class A)	2,062,990
510,590		Starbucks Corp	23,436,081

		TOTAL CONSUMER SERVICES	57,975,538

DIVERSIFIED FINANCIALS - 5.6%
85,702	*	Affiliated Managers Group, Inc	10,841,303
205,937		Ameriprise Financial, Inc	12,020,543
727,481		Blackstone Group LP	11,174,108
129,993		Goldman Sachs Group, Inc	15,909,843
91,677	*	IntercontinentalExchange, Inc	12,009,687
572,616		Moody’s Corp	27,577,187

		TOTAL DIVERSIFIED FINANCIALS	89,532,671

ENERGY - 3.3%
145,290	*	Concho Resources, Inc	12,512,375

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

73,758		EOG Resources, Inc	$8,592,069
442,411		Schlumberger Ltd	30,760,837

		TOTAL ENERGY	51,865,281

FOOD & STAPLES RETAILING - 1.2%
262,391		Wal-Mart Stores, Inc	19,684,573

		TOTAL FOOD & STAPLES RETAILING	19,684,573

FOOD, BEVERAGE & TOBACCO - 1.0%
134,962	*	Dean Foods Co	2,272,760
117,014	*,e	Green Mountain Coffee Roasters, Inc	2,827,058
148,900		Hershey Co	10,251,765
10,920		Mead Johnson Nutrition Co	673,327

		TOTAL FOOD, BEVERAGE & TOBACCO	16,024,910

HEALTH CARE EQUIPMENT & SERVICES - 3.3%
89,678	*	Catamaran Corp	4,229,215
150,091	*	Cerner Corp	11,435,433
183,926	*	Edwards Lifesciences Corp	15,970,295
38,197	*	Intuitive Surgical, Inc	20,711,177

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	52,346,120

HOUSEHOLD & PERSONAL PRODUCTS - 3.0%
172,840		Beiersdorf AG.	12,574,059
563,302		Estee Lauder Cos (Class A)	34,710,669

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	47,284,728

MATERIALS - 4.9%
162,837		Ecolab, Inc	11,333,455
519,251		Monsanto Co	44,691,934
93,547		PPG Industries, Inc	10,952,483
72,199		Sherwin-Williams Co	10,294,133

		TOTAL MATERIALS	77,272,005

MEDIA - 5.9%
329,088		CBS Corp (Class B)	10,662,451
879,899		Comcast Corp (Class A)	33,005,012
379,448		DISH Network Corp (Class A)	13,519,732
87,722		Scripps Networks Interactive (Class A)	5,326,480
120,084		Time Warner Cable, Inc	11,901,525
392,275		Walt Disney Co	19,248,934

		TOTAL MEDIA	93,664,134

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.2%
329,997		Abbott Laboratories	21,621,404
155,203	*	Alexion Pharmaceuticals, Inc	14,027,247
277,002		Allergan, Inc	24,908,020
311,395		Amgen, Inc	26,949,680
68,380	*	Biogen Idec, Inc	9,451,484
102,202	*	BioMarin Pharmaceuticals, Inc	3,785,562
511,292	*	Celgene Corp	37,487,930

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

190,340	*	Gilead Sciences, Inc	$12,783,234
233,552	*,e	Illumina, Inc	11,096,055
60,770	*	Medivation, Inc	3,106,562
29,152		Novo Nordisk AS (Class B)	4,673,516
54,962		Perrigo Co	6,321,180
53,638	*	Viropharma, Inc	1,354,359

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	177,566,233

REAL ESTATE - 0.1%
39,085	*	Realogy Holdings Corp	1,389,081

		TOTAL REAL ESTATE	1,389,081

RETAILING - 5.3%
181,539	*	Amazon.com, Inc	42,265,910
157,607	*	Dollar General Corp	7,662,852
151,534		Expedia, Inc	8,963,236
78,136		Home Depot, Inc	4,795,988
250,195		Limited Brands, Inc	11,981,839
134,751		Tiffany & Co	8,518,958

		TOTAL RETAILING	84,188,783

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
386,434		Broadcom Corp (Class A)	12,186,196

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	12,186,196

SOFTWARE & SERVICES - 22.8%
842,763	*	Adobe Systems, Inc	28,653,942
336,361	*	Akamai Technologies, Inc	12,778,354
251,788	*	Cognizant Technology Solutions Corp (Class A)	16,781,670
1,046,294	*	eBay, Inc	50,525,537
345,959	*,e	Facebook, Inc	7,304,924
310,881	*	Gartner, Inc	14,427,987
60,419	*	Google, Inc (Class A)	41,071,024
1,049,907		Intuit, Inc	62,385,474
85,240	*	LinkedIn Corp	9,114,713
57,299		Mastercard, Inc (Class A)	26,410,828
194,231	*	Nuance Communications, Inc	4,323,582
497,158	*	Red Hat, Inc	24,445,259
59,327	*	Salesforce.com, Inc	8,660,556
349,700		Tencent Holdings Ltd	12,300,503
298,693		Visa, Inc (Class A)	41,446,641

		TOTAL SOFTWARE & SERVICES	360,630,994

TECHNOLOGY HARDWARE & EQUIPMENT - 11.4%
203,714		Apple, Inc	121,230,201
1,241,578	*	EMC Corp	30,319,335
47,804	*	F5 Networks, Inc	3,942,874
311,190	*	Juniper Networks, Inc	5,156,418
348,279		Qualcomm, Inc	20,400,443

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	181,049,271

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TELECOMMUNICATION SERVICES - 0.5%
119,844	*	SBA Communications Corp (Class A)			$7,985,206

		TOTAL TELECOMMUNICATION SERVICES			7,985,206

TRANSPORTATION - 1.4%
26,560		Canadian Pacific Railway Ltd			2,445,114
141,289		FedEx Corp			12,997,175
557,311	*	Hertz Global Holdings, Inc			7,395,517

		TOTAL TRANSPORTATION			22,837,806

		TOTAL COMMON STOCKS			1,562,349,359

		(Cost $1,338,194,744)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 2.8%
GOVERNMENT AGENCY DEBT - 1.4%
$23,000,000	Federal Home Loan Bank (FHLB)	0.040%	11/01/12	23,000,000

				23,000,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.4%
22,098,647	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	22,098,647

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	22,098,647

		TOTAL SHORT-TERM INVESTMENTS	45,098,647

		(Cost $45,098,647)

		TOTAL INVESTMENTS - 101.4%	1,607,448,006
		(Cost $1,383,293,391)
		OTHER ASSETS & LIABILITIES, NET - (1.4)%	(22,188,233)

		NET ASSETS - 100.0%	$1,585,259,773

		Abbreviation(s):
		ADR American Depositary Receipt

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $21,380,399.

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 0.9%
605,559	*	American Axle & Manufacturing Holdings, Inc	$6,582,426
191,148	*	Delphi Automotive plc	6,009,693
1,220,648		Ford Motor Co	13,622,432

		TOTAL AUTOMOBILES & COMPONENTS	26,214,551

BANKS - 5.0%
3,261,322		Barclays plc	12,059,489
126,290		BB&T Corp	3,656,095
1,613,862		Huntington Bancshares, Inc	10,312,578
1,454,973		Regions Financial Corp	9,486,424
1,246,679		Synovus Financial Corp	3,054,364
663,057		TCF Financial Corp	7,585,372
519,028		US Bancorp	17,236,920
2,438,240		Wells Fargo & Co	82,144,306

		TOTAL BANKS	145,535,548

CAPITAL GOODS - 7.3%
281,494		Boeing Co	19,828,438
532,542		CAE, Inc	5,859,962
574,924	*	Edwards Group Ltd (ADR)	3,742,755
175,581		General Dynamics Corp	11,953,555
4,984,236		General Electric Co	104,968,010
1,817,255		Invensys plc	6,700,642
89,853		L-3 Communications Holdings, Inc	6,631,151
607,802		Masco Corp	9,171,732
354,997		Pentair Ltd	14,995,073
204,602	*,e	Polypore International, Inc	7,218,359
245,819		SPX Corp	16,860,725
274,673		Textron, Inc	6,924,506

		TOTAL CAPITAL GOODS	214,854,908

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
351,127	*	ADT Corp	14,575,282
542,056		Tyco International Ltd	14,565,045

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	29,140,327

CONSUMER DURABLES & APPAREL - 1.0%
271,257		Jarden Corp	13,508,599
2,868,900		PDG Realty S.A.	4,830,820
599,928	*	Pulte Homes, Inc	10,402,752

		TOTAL CONSUMER DURABLES & APPAREL	28,742,171

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 2.7%
310,514	*	Bloomin’ Brands, Inc	$4,244,726
557,757		Carnival Corp	21,127,835
425,226		Interval Leisure Group, Inc	8,104,808
210,350		Las Vegas Sands Corp	9,768,654
899,776	*	Orient-Express Hotels Ltd (Class A)	10,554,372
405,674	*	Penn National Gaming, Inc	16,401,400
95,459		Six Flags Entertainment Corp	5,451,664
88,300		Sotheby’s (Class A)	2,748,779

		TOTAL CONSUMER SERVICES	78,402,238

DIVERSIFIED FINANCIALS - 9.7%
336,850		Apollo Management LP	5,116,752
4,287,555		Bank of America Corp	39,960,013
951,809		Blackstone Group LP	14,619,786
422,959		Capital One Financial Corp	25,449,443
1,537,485		Citigroup, Inc	57,486,564
393,818		Discover Financial Services	16,146,538
77,346		Goldman Sachs Group, Inc	9,466,377
966,542		JPMorgan Chase & Co	40,285,470
462,060		Legg Mason, Inc	11,773,289
1,932,280		Morgan Stanley	33,583,026
259,669		Northern Trust Corp	12,406,985
367,413		State Street Corp	16,375,598

		TOTAL DIVERSIFIED FINANCIALS	282,669,841

ENERGY - 15.7%
263,272		Anadarko Petroleum Corp	18,115,746
335,032		Baker Hughes, Inc	14,061,293
154,876		Cabot Oil & Gas Corp	7,276,074
205,435		Cenovus Energy, Inc	7,253,910
709,474		Chevron Corp	78,191,130
527,201	*	Cobalt International Energy, Inc	10,971,053
30,224	*	Concho Resources, Inc	2,602,891
185,492	e	Crescent Point Energy Corp	7,707,552
235,756		Energy Transfer Partners LP	10,090,357
145,289		EOG Resources, Inc	16,924,716
39,977		Equitable Resources, Inc	2,423,806
1,448,360	e	EXCO Resources, Inc	11,731,716
1,317,178		Exxon Mobil Corp	120,087,118
1,713,493	*	Kodiak Oil & Gas Corp	15,832,675
196,379		Marathon Oil Corp	5,903,153
137,768		Marathon Petroleum Corp	7,567,596
723,434	*	Matador Resources Co	6,387,922
47,767		Noble Energy, Inc	4,538,343
619,975		Occidental Petroleum Corp	48,953,226
174,404		Phillips 66	8,224,893
232,095	*	Southwestern Energy Co	8,053,696
9,963		Spectra Energy Corp	287,632
357,896		Transocean Ltd-NYSE	16,352,268
1,844,240	*	Weatherford International Ltd	20,839,912
225,580		Williams Cos, Inc	7,893,044

		TOTAL ENERGY	458,271,722

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 0.4%
119,022		CVS Corp	$5,522,621
198,661		Walgreen Co	6,998,827

		TOTAL FOOD & STAPLES RETAILING	12,521,448

FOOD, BEVERAGE & TOBACCO - 4.3%
514,503		Altria Group, Inc	16,361,195
213,011	*	Constellation Brands, Inc (Class A)	7,527,809
1,295,183	*	D.E Master Blenders 1753 NV	15,885,685
455,655	*,e	Green Mountain Coffee Roasters, Inc	11,008,625
113,106		Kellogg Co	5,917,706
460,394	*	Kraft Foods Group, Inc	20,938,719
801,538		Mondelez International, Inc	21,272,818
58,956		Philip Morris International, Inc	5,221,143
164,399	*	Ralcorp Holdings, Inc	11,867,964
82,712		Remy Cointreau S.A.	8,578,713
21,033	*,e	WhiteWave Foods Co	346,414

		TOTAL FOOD, BEVERAGE & TOBACCO	124,926,791

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
115,036		Baxter International, Inc	7,204,705
1,032,360	*	Boston Scientific Corp	5,306,330
698,054		Cardinal Health, Inc	28,710,961
165,494		Cigna Corp	8,440,194
442,377		Medtronic, Inc	18,394,036
394,700	*,e	Olympus Corp	6,896,319
558,192		UnitedHealth Group, Inc	31,258,752
63,913		WellPoint, Inc	3,916,588

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	110,127,885

HOUSEHOLD & PERSONAL PRODUCTS - 3.3%
907,703		Avon Products, Inc	14,060,319
259,814	e	Nu Skin Enterprises, Inc (Class A)	12,296,997
1,025,801		Procter & Gamble Co	71,026,461

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	97,383,777

INSURANCE - 6.6%
334,009		ACE Ltd	26,269,808
247,131		Allstate Corp	9,880,297
132,104		Aon plc	7,127,011
48	*	Berkshire Hathaway, Inc	6,216,240
190,772	*	Berkshire Hathaway, Inc (Class B)	16,473,162
757,310		Hartford Financial Services Group, Inc	16,441,200
488,750		Marsh & McLennan Cos, Inc	16,632,163
502,566		Metlife, Inc	17,836,067
62,847		PartnerRe Ltd	5,090,607
600,692		Principal Financial Group	16,543,058
340,334		Prudential Financial, Inc	19,416,055
71,633		RenaissanceRe Holdings Ltd	5,828,061
296,389		Travelers Cos, Inc	21,025,836
376,933		XL Capital Ltd	9,325,322

		TOTAL INSURANCE	194,104,887

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

MATERIALS - 3.1%
139,704		Ashland, Inc	$9,939,940
264,591	e	Cleveland-Cliffs, Inc	9,596,716
236,951		Dow Chemical Co	6,942,664
274,229		Georgia Gulf Corp	9,704,964
669,612		PolyOne Corp	12,675,755
694,649		Sealed Air Corp	11,267,207
419,712		Walter Energy, Inc	14,673,132
207,337	e	Westlake Chemical Corp	15,770,051

		TOTAL MATERIALS	90,570,429

MEDIA - 2.3%
503,508		Comcast Corp (Class A)	18,886,585
449,462		DISH Network Corp (Class A)	16,014,331
384,633		News Corp (Class A)	9,200,422
509,849		Time Warner, Inc	22,152,939

		TOTAL MEDIA	66,254,277

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.5%
177,343		Amgen, Inc	15,348,150
135,880		Bayer AG.	11,847,791
1,439,690	*	Biovitrum AB	8,129,186
250,200		Eli Lilly & Co	12,167,226
826,130		Johnson & Johnson	58,506,527
1,008,466		Merck & Co, Inc	46,016,304
3,580,242		Pfizer, Inc	89,040,618
804,699		Teva Pharmaceutical Industries Ltd (ADR)	32,525,933
274,907		Warner Chilcott plc	3,183,423

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	276,765,158

REAL ESTATE - 3.0%
37,426		Boston Properties, Inc	3,978,384
1,322,315		Chimera Investment Corp	3,530,581
507,411	*	Forest City Enterprises, Inc (Class A)	8,143,947
591,579		Kimco Realty Corp	11,547,622
380,760		Mack-Cali Realty Corp	9,895,953
178,111		Potlatch Corp	6,853,711
157,474	*	Realogy Holdings Corp	5,596,626
4,788		Rouse Properties, Inc	72,107
119,658		SL Green Realty Corp	9,010,247
179,351		Starwood Property Trust, Inc	4,110,725
598,151		Weyerhaeuser Co	16,562,801
1,054,000		Wharf Holdings Ltd	7,186,486

		TOTAL REAL ESTATE	86,489,190

RETAILING - 3.1%
162,416		Abercrombie & Fitch Co (Class A)	4,966,681
698,439		Best Buy Co, Inc	10,623,257
206,924		Expedia, Inc	12,239,555

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

16,459,954	e	Hengdeli Holdings Ltd	$5,147,491
726,234	e	JC Penney Co, Inc	17,436,878
2,080,000	e	Li & Fung Ltd	3,469,778
386,011	*	Liberty Media Holding Corp (Interactive A)	7,720,220
2,098,000	e	Lifestyle International Holdings Ltd	4,472,169
625,249		Lowe’s Companies, Inc	20,245,563
64,717		Target Corp	4,125,709

		TOTAL RETAILING	90,447,301

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
198,011		Avago Technologies Ltd	6,540,303
338,471		Broadcom Corp (Class A)	10,673,683
1,067,343	*,e	Freescale Semiconductor Holdings Ltd	9,542,046
282,054	*	Lam Research Corp	9,984,712
648,986		Marvell Technology Group Ltd	5,120,500
689,359	*	Nvidia Corp	8,251,627
2,115,685	*	ON Semiconductor Corp	13,011,463
1,055,253	*	RF Micro Devices, Inc	4,653,666

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	67,778,000

SOFTWARE & SERVICES - 1.9%
210,265	*	Adobe Systems, Inc	7,149,010
384,070	*	AOL, Inc	13,185,123
118,982		DST Systems, Inc	6,786,733
482,994	*	eBay, Inc	23,323,780
160,007	*,e	VistaPrint Ltd	4,875,414
2,938	*	Workday, Inc	142,493

		TOTAL SOFTWARE & SERVICES	55,462,553

TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
350,501	*,e	Ciena Corp	4,349,718
2,143,942		Cisco Systems, Inc	36,747,166
898,951		Corning, Inc	10,562,674
1,279,944		Hewlett-Packard Co	17,727,224
450,000		Hitachi Ltd	2,386,428
839,113	*	JDS Uniphase Corp	8,131,005
605,846	*	Juniper Networks, Inc	10,038,868
94,871	*	SanDisk Corp	3,961,813

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	93,904,896

TELECOMMUNICATION SERVICES - 2.9%
2,242,007		AT&T, Inc	77,551,022
357,430	*	Level 3 Communications, Inc	7,327,315

		TOTAL TELECOMMUNICATION SERVICES	84,878,337

TRANSPORTATION - 1.5%
6,686,000	e	Air China Ltd	4,724,075
78,256		FedEx Corp	7,198,770
1,057,800	*	Gol Linhas Aereas Inteligentes S.A.	5,286,266
1,292,031	*	Hertz Global Holdings, Inc	17,145,251
309,853	*	UAL Corp	5,952,276

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

368,835		UTI Worldwide, Inc			$5,123,118

		TOTAL TRANSPORTATION			45,429,756

UTILITIES - 4.8%
497,714	*	Calpine Corp			8,759,766
410,669		Centerpoint Energy, Inc			8,899,197
274,464		Duke Energy Corp			18,029,540
83,185		Edison International			3,904,704
22,696		Entergy Corp			1,647,276
857,215		Exelon Corp			30,671,153
217,755		FirstEnergy Corp			9,955,758
124,517		NextEra Energy, Inc			8,723,661
259,140		PG&E Corp			11,018,633
363,296		PPL Corp			10,746,296
2,070,375	*	RRI Energy, Inc			5,320,864
168,320	e	Utilities Select Sector SPDR Fund			6,205,958
611,256		Xcel Energy, Inc			17,267,982

		TOTAL UTILITIES			141,150,788

		TOTAL COMMON STOCKS			2,902,026,779

		(Cost $2,775,925,000)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 4.4%
GOVERNMENT AGENCY DEBT - 0.4%
$13,000,000	Federal Home Loan Bank (FHLB)	0.040%	11/01/12	13,000,000

				13,000,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.0%
115,711,071	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	115,711,071

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	115,711,071

		TOTAL SHORT-TERM INVESTMENTS	128,711,071

		(Cost $128,711,071)

		TOTAL INVESTMENTS - 103.7%	3,030,737,850
		(Cost $2,904,636,071)
		OTHER ASSETS & LIABILITIES, NET - (3.7)%	(107,798,757)

		NET ASSETS - 100.0%	$2,922,939,093

Abbreviation(s):
ADR American Depositary Receipt
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $111,926,380.

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS
MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUTOMOBILES & COMPONENTS - 0.6%
281,981	*,e	Tesla Motors, Inc	$7,932,125

		TOTAL AUTOMOBILES & COMPONENTS	7,932,125

BANKS - 0.9%
166,196	*	Signature Bank	11,839,803

		TOTAL BANKS	11,839,803

CAPITAL GOODS - 9.0%
242,484		Chicago Bridge & Iron Co NV	9,105,274
111,490		Flowserve Corp	15,105,780
275,103	*	Fortune Brands Home & Security, Inc	7,823,929
223,931		Ingersoll-Rand plc	10,531,475
317,696		KBR, Inc	8,851,011
59,995	*	Middleby Corp	7,496,375
246,083	*	MRC Global, Inc	6,016,730
178,668	*	Owens Corning, Inc	6,001,458
177,258		Roper Industries, Inc	19,351,256
145,810		Snap-On, Inc	11,275,487
207,963		Timken Co	8,212,459
87,327	*	TransDigm Group, Inc	11,632,830

		TOTAL CAPITAL GOODS	121,404,064

COMMERCIAL & PROFESSIONAL SERVICES - 3.1%
181,064	*	Clean Harbors, Inc	10,565,084
79,575	*	Portfolio Recovery Associates, Inc	8,327,524
130,842	*	Stericycle, Inc	12,398,588
219,394	*	Verisk Analytics, Inc	11,189,094

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	42,480,290

CONSUMER DURABLES & APPAREL - 6.4%
267,385		Jarden Corp	13,315,773
149,910	*	Michael Kors Holdings Ltd	8,198,578
10,767	*	NVR, Inc	9,730,569
121,500		Phillips-Van Heusen Corp	13,363,785
132,188		Polaris Industries, Inc	11,169,886
264,176	*,e	SodaStream International Ltd	9,444,292
176,004		Tupperware Corp	10,401,836
66,000		VF Corp	10,327,680

		TOTAL CONSUMER DURABLES & APPAREL	85,952,399

CONSUMER SERVICES - 2.4%
230,769	*	Chuy’s Holdings, Inc	5,637,687
461,538	*	Del Frisco’s Restaurant Group, Inc	6,830,762

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

43,500	*	Panera Bread Co (Class A)	$7,335,840
235,000		Starwood Hotels & Resorts Worldwide, Inc	12,184,750

		TOTAL CONSUMER SERVICES	31,989,039

DIVERSIFIED FINANCIALS - 6.6%
98,117	*	Affiliated Managers Group, Inc	12,411,801
484,228	*,e	Financial Engines, Inc	11,626,314
48,696	*	IntercontinentalExchange, Inc	6,379,176
461,486	e	iShares Russell Midcap Growth Index Fund	28,035,274
406,000		Moody’s Corp	19,552,960
170,000		T Rowe Price Group, Inc	11,039,800

		TOTAL DIVERSIFIED FINANCIALS	89,045,325

ENERGY - 5.0%
404,923	*	Cobalt International Energy, Inc	8,426,448
193,488	*	Concho Resources, Inc	16,663,187
229,112	e	Crescent Point Energy Corp	9,520,048
519,862	*	Denbury Resources, Inc	7,969,484
156,872	*	FMC Technologies, Inc	6,416,065
177,528	*	Laredo Petroleum Holdings, Inc	3,602,043
92,148		Lufkin Industries, Inc	4,608,322
521,591	*,e	Solazyme, Inc	4,224,887
276,618		Tullow Oil plc	6,284,416

		TOTAL ENERGY	67,714,900

FOOD & STAPLES RETAILING - 1.0%
149,560		Whole Foods Market, Inc	14,167,819

		TOTAL FOOD & STAPLES RETAILING	14,167,819

FOOD, BEVERAGE & TOBACCO - 4.3%
342,516	*	Dean Foods Co	5,767,970
120,783	*	Hain Celestial Group, Inc	6,981,257
180,168		Ingredion, Inc	11,073,125
86,186		Lorillard, Inc	9,998,438
129,712		Mead Johnson Nutrition Co	7,998,042
111,111	*	Monster Beverage Corp	4,963,328
111,895		Remy Cointreau S.A.	11,605,512

		TOTAL FOOD, BEVERAGE & TOBACCO	58,387,672

HEALTH CARE EQUIPMENT & SERVICES - 4.2%
86,839	*	Air Methods Corp	9,520,159
347,256	*	Catamaran Corp	16,376,593
88,591	*	Cerner Corp	6,749,748
70,067	*	DaVita, Inc	7,883,939
82,119	*	Edwards Lifesciences Corp	7,130,393
145,518	*	Sirona Dental Systems, Inc	8,332,361

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	55,993,193

HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
78,845	e	Herbalife Ltd	4,048,691
158,500	e	Nu Skin Enterprises, Inc (Class A)	7,501,805

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	11,550,496

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

MATERIALS - 5.0%
157,627		Ashland, Inc	$11,215,161
613,935	*	Calgon Carbon Corp	7,606,655
39,218		CF Industries Holdings, Inc	8,047,141
101,395		Cytec Industries, Inc	6,978,004
110,724		Ecolab, Inc	7,706,390
142,298		PPG Industries, Inc	16,660,250
65,645		Sherwin-Williams Co	9,359,664

		TOTAL MATERIALS	67,573,265

MEDIA - 4.1%
170,465	*	Discovery Communications, Inc (Class A)	10,060,844
264,672		DISH Network Corp (Class A)	9,430,263
984,954		Interpublic Group of Cos, Inc	9,948,036
183,374		McGraw-Hill Cos, Inc	10,136,915
181,730		Omnicom Group, Inc	8,706,684
2,631,579	*,e	Sirius XM Radio, Inc	7,368,421

		TOTAL MEDIA	55,651,163

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.3%
229,702		Agilent Technologies, Inc	8,266,975
499,463	*	Akorn, Inc	5,998,551
185,905	*	Alexion Pharmaceuticals, Inc	16,802,094
247,248	*	Alkermes plc	4,581,505
344,263	*	BioMarin Pharmaceuticals, Inc	12,751,501
80,967	*,e	Illumina, Inc	3,846,742
115,281	*	Life Technologies Corp	5,638,394
245,858	*	Mylan Laboratories, Inc	6,230,042
120,360	*	Onyx Pharmaceuticals, Inc	9,431,410
53,751		Perrigo Co	6,181,902
81,158	*	Regeneron Pharmaceuticals, Inc	11,548,783
265,696	*	Vertex Pharmaceuticals, Inc	12,817,175
88,722	*	Watson Pharmaceuticals, Inc	7,625,656

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	111,720,730

REAL ESTATE - 1.5%
112,555		Boston Properties, Inc	11,964,597
225,075	*	Realogy Holdings Corp	7,999,165

		TOTAL REAL ESTATE	19,963,762

RETAILING - 12.6%
457,030		American Eagle Outfitters, Inc	9,538,216
24,293	*	Autozone, Inc	9,109,875
153,183	*	Bed Bath & Beyond, Inc	8,835,595
259,284		Dick’s Sporting Goods, Inc	12,964,200
216,034	*	Dollar General Corp	10,503,573
154,698	*	Dollar Tree, Inc	6,167,809
123,578		Expedia, Inc	7,309,639
244,135		GNC Holdings, Inc	9,440,701

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

161,225		Limited Brands, Inc	$7,721,065
604,732	*	LKQ Corp	12,632,851
146,546		Macy’s, Inc	5,579,006
208,102		Nordstrom, Inc	11,813,951
81,911	*	O’Reilly Automotive, Inc	7,018,135
223,690		Petsmart, Inc	14,850,779
214,904	*	Select Comfort Corp	5,980,778
246,979		Signet Jewelers Ltd	12,783,633
83,088		Tractor Supply Co	7,996,389
101,684		Ulta Salon Cosmetics & Fragrance, Inc	9,377,299

		TOTAL RETAILING	169,623,494

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
393,717		Avago Technologies Ltd	13,004,472
283,687	*	Cavium Networks, Inc	9,412,735
473,775	*	Skyworks Solutions, Inc	11,086,335

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	33,503,542

SOFTWARE & SERVICES - 14.5%
210,051	*	Akamai Technologies, Inc	7,979,838
71,947	*	Alliance Data Systems Corp	10,292,018
165,636	*	Ansys, Inc	11,740,280
206,566	*	Aspen Technology, Inc	5,118,706
458,843	*,e	Bazaarvoice, Inc	5,854,837
262,141	*	Cardtronics, Inc	7,447,426
185,736	*	Check Point Software Technologies	8,270,824
122,573	*	Citrix Systems, Inc	7,576,237
102,682	*	Commvault Systems, Inc	6,414,545
40,348	*	Equinix, Inc	7,279,183
399,993	*	Fortinet, Inc	7,747,864
377,680		Intuit, Inc	22,441,746
129,417	*	LinkedIn Corp	13,838,560
201,245		Paychex, Inc	6,526,375
287,762	*	QLIK Technologies, Inc	5,297,698
172,192	*	Rackspace Hosting, Inc	10,966,908
187,872	*	Red Hat, Inc	9,237,666
600,590	*	ServiceSource International LLC	5,411,316
108,935	*	Sourcefire, Inc	4,661,329
230,718	*	Teradata Corp	15,760,346
447,679	*	Vantiv, Inc	9,034,162
209,157	*	VeriFone Systems, Inc	6,199,413

		TOTAL SOFTWARE & SERVICES	195,097,277

TECHNOLOGY HARDWARE & EQUIPMENT - 2.2%
131,212		Amphenol Corp (Class A)	7,889,778
220,554	*,e	Fusion-io, Inc	5,205,074
3,644	*	Palo Alto Networks, Inc	200,347
87,968	*	SanDisk Corp	3,673,544
269,410	*	Trimble Navigation Ltd	12,710,764

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	29,679,507

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TELECOMMUNICATION SERVICES - 2.1%
206,019	*	Crown Castle International Corp			$13,751,768
218,210	*	SBA Communications Corp (Class A)			14,539,333

		TOTAL TELECOMMUNICATION SERVICES			28,291,101

TRANSPORTATION - 1.1%
597,402	*	Hertz Global Holdings, Inc			7,927,525
122,285		J.B. Hunt Transport Services, Inc			7,178,129

		TOTAL TRANSPORTATION			15,105,654

UTILITIES - 0.5%
400,000	*	Calpine Corp			7,040,000

		TOTAL UTILITIES			7,040,000

		TOTAL COMMON STOCKS			1,331,706,620

		(Cost $1,151,294,040)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 5.6%
GOVERNMENT AGENCY DEBT - 1.0%
$13,000,000		Federal Home Loan Bank (FHLB)	0.040%	11/01/12	13,000,000

					13,000,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.6%
62,144,982	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			62,144,982

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			62,144,982

		TOTAL SHORT-TERM INVESTMENTS			75,144,982

		(Cost $75,144,982)

		TOTAL INVESTMENTS - 104.4%			1,406,851,602
		(Cost $1,226,439,022)
		OTHER ASSETS & LIABILITIES, NET - (4.4)%			(59,183,619)

		NET ASSETS - 100.0%			$1,347,667,983

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $60,949,618.

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS
MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.8%

AUTOMOBILES & COMPONENTS - 1.3%
255,000		Autoliv, Inc	$14,688,000
315,000		Lear Corp	13,419,000
145,000	e	Magna International, Inc - Class A (NY)	6,439,450
180,000	*	TRW Automotive Holdings Corp	8,371,800

		TOTAL AUTOMOBILES & COMPONENTS	42,918,250

BANKS - 5.7%
585,000	*	CIT Group, Inc	21,773,700
216,056		Comerica, Inc	6,440,629
76,782		Cullen/Frost Bankers, Inc	4,246,045
2,275,000		Fifth Third Bancorp	33,055,750
1,030,000		First Horizon National Corp	9,589,300
3,440,000		Huntington Bancshares, Inc	21,981,600
176,961	e	M&T Bank Corp	18,421,640
245,000		PNC Financial Services Group, Inc	14,256,550
2,150,000		Regions Financial Corp	14,018,000
650,000		SunTrust Banks, Inc	17,680,000
751,040		Synovus Financial Corp	1,840,048
607,017		TCF Financial Corp	6,944,275
256,195	e	Valley National Bancorp	2,495,339
400,000		Zions Bancorporation	8,588,000

		TOTAL BANKS	181,330,876

CAPITAL GOODS - 7.9%
158,438	*	Aecom Technology Corp	3,401,664
123,461	*	AGCO Corp	5,618,710
261,326		Armstrong World Industries, Inc	13,536,687
180,000	*	Babcock & Wilcox Co	4,638,600
220,000		Chicago Bridge & Iron Co NV	8,261,000
221,699		Cooper Industries plc	16,614,123
192,000	e	Eaton Corp	9,066,240
189,255		Exelis, Inc	2,093,160
84,501	*	Fortune Brands Home & Security, Inc	2,403,208
183,002	*	Foster Wheeler AG.	4,075,454
275,772		Harsco Corp	5,512,682
54,000		Hubbell, Inc (Class B)	4,520,880
180,000		Ingersoll-Rand plc	8,465,400
2,000,000		Invensys plc	7,374,466
94,627		ITT Corp	1,968,242
640,199		KBR, Inc	17,835,944
510,000		Masco Corp	7,695,900
270,000	*	Owens Corning, Inc	9,069,300
375,000		Paccar, Inc	16,252,500
50,000		Pall Corp	3,148,000

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

220,000		Pentair Ltd	$9,292,800
52,471		Precision Castparts Corp	9,081,156
90,000		Rockwell Collins, Inc	4,822,200
365,239	*	Spirit Aerosystems Holdings, Inc (Class A)	5,708,686
120,000		SPX Corp	8,230,800
240,000		Stanley Works	16,632,000
530,000		Textron, Inc	13,361,300
265,000		Trinity Industries, Inc	8,289,200
270,000	*	WABCO Holdings, Inc	15,813,900
41,154		Westinghouse Air Brake Technologies Corp	3,370,513
290,000		Xylem, Inc	7,035,400

		TOTAL CAPITAL GOODS	253,190,115

COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
410,000		Republic Services, Inc	11,623,500

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	11,623,500

CONSUMER DURABLES & APPAREL - 3.0%
987,688		DR Horton, Inc	20,701,940
150,000	*	Hanesbrands, Inc	5,020,500
380,000		Jarden Corp	18,924,000
169,759	*	Mohawk Industries, Inc	14,169,784
480,000		Newell Rubbermaid, Inc	9,907,200
11,600	*	NVR, Inc	10,483,384
210,000		Ryland Group, Inc	7,112,700
60,000		VF Corp	9,388,800

		TOTAL CONSUMER DURABLES & APPAREL	95,708,308

CONSUMER SERVICES - 0.7%
141,629		Darden Restaurants, Inc	7,452,518
320,000		Interval Leisure Group, Inc	6,099,200
165,000	*	Penn National Gaming, Inc	6,670,950
55,000		Starwood Hotels & Resorts Worldwide, Inc	2,851,750

		TOTAL CONSUMER SERVICES	23,074,418

DIVERSIFIED FINANCIALS - 2.7%
369,689		Ameriprise Financial, Inc	21,578,747
550,000		Blackstone Group LP	8,448,000
190,000		Capital One Financial Corp	11,432,300
807,000		Discover Financial Services	33,087,000
879,445	*	E*Trade Financial Corp	7,352,160
186,686		TD Ameritrade Holding Corp	2,929,103

		TOTAL DIVERSIFIED FINANCIALS	84,827,310

ENERGY - 10.3%
395,000		Anadarko Petroleum Corp	27,179,950
236,003		Baker Hughes, Inc	9,905,046
254,000		Cabot Oil & Gas Corp	11,932,920
245,000	*	Cameron International Corp	12,406,800
468,000		Capital Product Partners LP	3,744,000
210,913	*	Cobalt International Energy, Inc	4,389,099

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

180,000	*	Concho Resources, Inc	$15,501,600
532,500		Consol Energy, Inc	18,722,700
250,000	e	Crescent Point Energy Corp	10,387,985
340,000	*	Denbury Resources, Inc	5,212,200
133,000	*	Dril-Quip, Inc	9,211,580
190,000		Energy Transfer Partners LP	8,132,000
285,000		Ensco plc	16,478,700
335,000		Equitable Resources, Inc	20,311,050
165,000	*	FMC Technologies, Inc	6,748,500
860,000	*	Kodiak Oil & Gas Corp	7,946,400
425,000	*	Laredo Petroleum Holdings, Inc	8,623,250
150,000		Lufkin Industries, Inc	7,501,500
265,000	*	McDermott International, Inc	2,838,150
298,000		Noble Energy, Inc	28,312,980
201,000		Oceaneering International, Inc	10,518,330
528,000		Peabody Energy Corp	14,731,200
87,000		Pioneer Natural Resources Co	9,191,550
270,000	*	Plains Exploration & Production Co	9,628,200
245,000		Questar Market Resources, Inc	7,105,000
535,000	*	Rowan Cos PLC	16,964,850
310,000		Spectra Energy Corp	8,949,700
1,138,065	*,e	Vantage Drilling Co	2,094,040
507,523	*	Weatherford International Ltd	5,735,010
135,000		Williams Cos, Inc	4,723,650
275,000	*	WPX Energy, Inc	4,658,500

		TOTAL ENERGY	329,786,440

FOOD & STAPLES RETAILING - 0.3%
272,643		Kroger Co	6,876,057
2,160,569	*	Rite Aid Corp	2,506,260

		TOTAL FOOD & STAPLES RETAILING	9,382,317

FOOD, BEVERAGE & TOBACCO - 4.0%
320,000		Bunge Ltd	22,729,600
600,000		ConAgra Foods, Inc	16,704,000
400,000	*	D.E Master Blenders 1753 NV	4,906,082
250,000	*	Dean Foods Co	4,210,000
250,000	*,e	Green Mountain Coffee Roasters, Inc	6,040,000
170,000		H.J. Heinz Co	9,776,700
285,000		Ingredion, Inc	17,516,100
69,000		Lorillard, Inc	8,004,690
76,000	*	Ralcorp Holdings, Inc	5,486,440
260,000		Reynolds American, Inc	10,826,400
145,000		Sanderson Farms, Inc	6,567,050
365,000	*	Smithfield Foods, Inc	7,471,550
410,000		Tyson Foods, Inc (Class A)	6,892,100
310,000	*,e	Westway Group, Inc	1,956,100
22,860	*,e	WhiteWave Foods Co	376,504

		TOTAL FOOD, BEVERAGE & TOBACCO	129,463,316

HEALTH CARE EQUIPMENT & SERVICES - 4.4%
480,000	*	Allscripts Healthcare Solutions, Inc	6,201,600

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

1,369,158	*	Boston Scientific Corp	$7,037,472
165,000		Cardinal Health, Inc	6,786,450
365,000	*	CareFusion Corp	9,694,400
530,000		Cigna Corp	27,030,000
28,000	*	DaVita, Inc	3,150,560
89,000	*	Edwards Lifesciences Corp	7,727,870
400,000	*	Healthsouth Corp	8,852,000
855,725	*	Hologic, Inc	17,645,049
240,000		Humana, Inc	17,824,800
390,000		Omnicare, Inc	13,466,700
150,000	*,e	PSS World Medical, Inc	4,293,000
732,718	*	Universal American Corp	6,623,771
128,359		Universal Health Services, Inc (Class B)	5,312,779

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	141,646,451

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
353,797		Avon Products, Inc	5,480,315
171,145	e	Nu Skin Enterprises, Inc (Class A)	8,100,293

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	13,580,608

INSURANCE - 9.0%
269,048		ACE Ltd	21,160,625
581,257		Aon plc	31,358,815
461,224	*	Arch Capital Group Ltd	20,363,040
155,938		Aspen Insurance Holdings Ltd	5,044,594
230,000		Assurant, Inc	8,696,300
280,031		Axis Capital Holdings Ltd	10,142,723
126,407		Cincinnati Financial Corp	5,036,055
131,778		Everest Re Group Ltd	14,633,947
113,109		Hanover Insurance Group, Inc	4,084,366
627,594		Hartford Financial Services Group, Inc	13,625,066
798,000		Marsh & McLennan Cos, Inc	27,155,940
395,335		Max Capital Group Ltd	9,658,034
230,000		PartnerRe Ltd	18,630,000
241,594		Principal Financial Group	6,653,499
411,000		Progressive Corp	9,165,300
225,000		Prudential Financial, Inc	12,836,250
265,000		RenaissanceRe Holdings Ltd	21,560,400
774,199		UnumProvident Corp	15,700,755
205,000		Validus Holdings Ltd	7,339,000
1,054,228		XL Capital Ltd	26,081,601

		TOTAL INSURANCE	288,926,310

MATERIALS - 7.4%
383,916		Ashland, Inc	27,315,623
200,000	*	Calgon Carbon Corp	2,478,000
90,000		Celanese Corp (Series A)	3,419,100
246,939	e	Cleveland-Cliffs, Inc	8,956,478
364,782	*	Crown Holdings, Inc	13,952,911
324,085		Cytec Industries, Inc	22,303,530
103,217		Domtar Corp	8,231,556
225,000		Eastman Chemical Co	13,329,000

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

137,312		FMC Corp	$7,348,938
215,000		Georgia Gulf Corp	7,608,850
710,000		International Paper Co	25,439,300
390,000		MeadWestvaco Corp	11,579,100
30,000		NewMarket Corp	8,139,300
235,000		Nucor Corp	9,430,550
290,000		Schweitzer-Mauduit International, Inc	10,158,700
450,000		Sealed Air Corp	7,299,000
141,392		Walter Energy, Inc	4,943,064
145,000	e	Westlake Chemical Corp	11,028,700
520,000	*	WR Grace & Co	33,363,200

		TOTAL MATERIALS	236,324,900

MEDIA - 2.6%
345,000		Cablevision Systems Corp (Class A)	6,009,900
188,000		CBS Corp (Class B)	6,091,200
880,371		DISH Network Corp (Class A)	31,367,619
1,780,000		Interpublic Group of Cos, Inc	17,978,000
61,731	*	Liberty Global, Inc (Class A)	3,705,712
200,000	*	Madison Square Garden, Inc	8,232,000
560,000		Pearson plc	11,259,879

		TOTAL MEDIA	84,644,310

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.7%
610,598	*	Biovitrum AB	3,447,732
145,039	*	Bruker BioSciences Corp	1,753,521
77,681		Lonza Group AG.	3,939,839
450,000	*	Mylan Laboratories, Inc	11,403,000
475,000		PerkinElmer, Inc	14,691,750
127,000		Shire plc (ADR)	10,717,530
90,000	*	Watson Pharmaceuticals, Inc	7,735,500

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	53,688,872

REAL ESTATE - 11.8%
549,253		AMB Property Corp	18,833,885
318,465		American Assets Trust,Inc	8,652,694
575,263		American Capital Agency Corp	18,995,184
1,135,754		Annaly Capital Management, Inc	18,331,070
272,342		Boston Properties, Inc	28,949,955
547,909	e	Brookfield Office Properties, Inc	8,454,236
2,460,310		Chimera Investment Corp	6,569,028
296,000		Equity Residential	16,993,360
82,362		Essex Property Trust, Inc	12,354,300
271,555	*	Forestar Real Estate Group, Inc	4,347,596
845,004		General Growth Properties, Inc	16,612,779
971,753		Host Marriott Corp	14,051,548
356,899		Kilroy Realty Corp	15,849,885
739,377		Kimco Realty Corp	14,432,639
257,000		Macerich Co	14,649,000
460,000		Mack-Cali Realty Corp	11,955,400
1,100,000		MFA Mortgage Investments, Inc	8,987,000
126,288		Plum Creek Timber Co, Inc	5,544,043

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

103,108		Public Storage, Inc	$14,293,862
102,884		Rayonier, Inc	5,042,345
77,412	*	Realogy Holdings Corp	2,751,222
175,000		Regency Centers Corp	8,403,500
275,000		SL Green Realty Corp	20,707,500
190,000		Tanger Factory Outlet Centers, Inc	5,979,300
168,999		Taubman Centers, Inc	13,274,871
405,000		Ventas, Inc	25,624,350
291,011		Vornado Realty Trust	23,341,992
528,127		Weingarten Realty Investors	14,259,429

		TOTAL REAL ESTATE	378,241,973

RETAILING - 4.1%
260,000		Abercrombie & Fitch Co (Class A)	7,950,800
260,000		American Eagle Outfitters, Inc	5,426,200
120,000	*,e	Barnes & Noble, Inc	2,020,800
520,000		Best Buy Co, Inc	7,909,200
535,822		Foot Locker, Inc	17,950,037
232,526		Guess?, Inc	5,761,994
1,070,000	*	Liberty Media Holding Corp (Interactive A)	21,400,000
61,282	*	Liberty Ventures	3,487,559
160,000		Limited Brands, Inc	7,662,400
815,000		Macy’s, Inc	31,027,050
80,000		Nordstrom, Inc	4,541,600
500,000		OfficeMax, Inc	3,675,000
180,000		Signet Jewelers Ltd	9,316,800
112,500		TJX Companies, Inc	4,683,375

		TOTAL RETAILING	132,812,815

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
220,000		Analog Devices, Inc	8,604,200
308,653		Avago Technologies Ltd	10,194,809
880,000	*	Fairchild Semiconductor International, Inc	10,348,800
170,000		Kla-Tencor Corp	7,908,400
730,000	*	LSI Logic Corp	5,000,500
670,000		Marvell Technology Group Ltd	5,286,300
440,000		Maxim Integrated Products, Inc	12,111,000
1,700,000	*	Micron Technology, Inc	9,222,500
1,490,000	*	Nvidia Corp	17,835,300
345,000	*	Teradyne, Inc	5,043,900

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	91,555,709

SOFTWARE & SERVICES - 2.8%
63,693	*	Alliance Data Systems Corp	9,111,284
260,000	*	BMC Software, Inc	10,582,000
603,650		CA, Inc	13,594,198
33,000	*	CACI International, Inc (Class A)	1,664,190
1,100,000		Earthlink, Inc	6,974,000
333,000		IAC/InterActiveCorp	16,100,550
450,000	*	Symantec Corp	8,185,500
155,000	*	Teradata Corp	10,588,050
421,692		Western Union Co	5,355,488

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

500,000	*	Yahoo!, Inc	$8,405,000

		TOTAL SOFTWARE & SERVICES	90,560,260

TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
160,330	*	Arrow Electronics, Inc	5,648,426
1,700,000	*	Brocade Communications Systems, Inc	9,010,000
440,000	*	JDS Uniphase Corp	4,263,600
1,340,000	*	Juniper Networks, Inc	22,203,800
345,000	*	NetApp, Inc	9,280,500
380,000	*	SanDisk Corp	15,868,800
161,062	e	Seagate Technology, Inc	4,400,214
432,000		Tyco Electronics Ltd	13,901,760
1,932,946		Xerox Corp	12,448,172

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	97,025,272

TELECOMMUNICATION SERVICES - 0.6%
725,000	*	MetroPCS Communications, Inc	7,402,250
404,394	*	tw telecom inc (Class A)	10,299,915

		TOTAL TELECOMMUNICATION SERVICES	17,702,165

TRANSPORTATION - 1.8%
270,000	*	Alaska Air Group, Inc	10,324,800
230,000		Costamare, Inc	3,111,900
410,000		CSX Corp	8,392,700
800,000	*	Delta Air Lines, Inc	7,704,000
16,462		FedEx Corp	1,514,340
513,731	*	Hertz Global Holdings, Inc	6,817,210
100,000		Kansas City Southern Industries, Inc	8,046,000
635,000	*	UAL Corp	12,198,350

		TOTAL TRANSPORTATION	58,109,300

UTILITIES - 10.0%
252,067		American Water Works Co, Inc	9,260,941
570,000	*	Calpine Corp	10,032,000
1,345,000		Centerpoint Energy, Inc	29,146,150
590,000		CMS Energy Corp	14,348,800
267,499		DTE Energy Co	16,611,688
145,000		Duke Energy Corp	9,525,050
696,000		Edison International	32,670,240
160,000		National Fuel Gas Co	8,432,000
761,343		NiSource, Inc	19,391,406
329,229		Northeast Utilities	12,938,700
385,816		NorthWestern Corp	13,816,071
450,000		NRG Energy, Inc	9,702,000
514,421		NV Energy, Inc	9,779,143
351,960		OGE Energy Corp	20,265,857
190,000		PG&E Corp	8,078,800
895,093		PPL Corp	26,476,851
200,000		Public Service Enterprise Group, Inc	6,408,000
237,920		Questar Corp	4,815,501
421,825		Sempra Energy	29,422,294
174,903		UIL Holdings Corp	6,326,241

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

853,939		Xcel Energy, Inc			$24,123,777

		TOTAL UTILITIES			321,571,510

		TOTAL COMMON STOCKS			3,167,695,305

		(Cost $2,726,533,987)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.3%
GOVERNMENT AGENCY DEBT - 1.1%
$34,000,000		Federal Home Loan Bank (FHLB)	0.040%	11/01/12	34,000,000

					34,000,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.2%
70,510,308	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			70,510,308

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			70,510,308

		TOTAL SHORT-TERM INVESTMENTS			104,510,308

		(Cost $104,510,308)

		TOTAL INVESTMENTS - 102.1%			3,272,205,613
		(Cost $2,831,044,295)
		OTHER ASSETS & LIABILITIES, NET - (2.1)%			(66,487,722)

		NET ASSETS - 100.0%			$3,205,717,891

		Abbreviation(s):
		ADR American Depositary Receipt

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $69,645,281.

TIAA-CREF FUNDS - Small-Cap Equity Fund

TIAA-CREF FUNDS
SMALL-CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.4%

AUTOMOBILES & COMPONENTS - 0.8%
273,800		Cooper Tire & Rubber Co	$5,511,594
79,751		Dana Holding Corp	1,049,523
201,864	*	Tenneco, Inc	6,166,945

		TOTAL AUTOMOBILES & COMPONENTS	12,728,062

BANKS - 7.6%
69,277	e	Astoria Financial Corp	694,848
286,308		Brookline Bancorp, Inc	2,427,892
10,700		Century Bancorp, Inc	349,997
118,600		Community Bank System, Inc	3,272,174
403,800		CVB Financial Corp	4,369,116
52,801		Dime Community Bancshares	765,615
104,782	e	First Financial Bankshares, Inc	3,796,252
650,941		FirstMerit Corp	9,022,042
236,149		Home Loan Servicing Solutions Ltd	4,581,291
68,850		NBT Bancorp, Inc	1,464,439
212,490	*	Ocwen Financial Corp	8,195,740
317,600		Oritani Financial Corp	4,852,928
242,300		PrivateBancorp, Inc	3,915,568
155,993		Prosperity Bancshares, Inc	6,529,867
280,298		Provident Financial Services, Inc	4,204,470
862,500	e	Radian Group, Inc	4,045,125
146,800	*	Signature Bank	10,458,032
689,403		Susquehanna Bancshares, Inc	7,149,109
194,615	*	SVB Financial Group	11,013,263
107,100	*	Texas Capital Bancshares, Inc	5,084,037
173,836		UMB Financial Corp	7,740,917
449,360		Umpqua Holdings Corp	5,432,762
220,900		Webster Financial Corp	4,859,800
416,763	*	Western Alliance Bancorp	4,275,988
383,500	*	Wilshire Bancorp, Inc	2,496,585
205,527		Wintrust Financial Corp	7,594,223

		TOTAL BANKS	128,592,080

CAPITAL GOODS - 10.2%
74,100		A.O. Smith Corp	4,503,057
335,300		Actuant Corp (Class A)	9,468,872
240,700		Acuity Brands, Inc	15,573,290
79,700		Alliant Techsystems, Inc	4,566,013
52,300		American Science & Engineering, Inc	3,325,234
45,269		Ampco-Pittsburgh Corp	799,451
241,823		Applied Industrial Technologies, Inc	9,815,595
240,746		Belden CDT, Inc	8,618,707
184,952		Brady Corp (Class A)	5,689,124

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

160,900	*	Chart Industries, Inc	$11,390,111
145,100		Crane Co	6,091,298
83,690		Cubic Corp	4,084,072
60,789		Curtiss-Wright Corp	1,876,556
70,793	*	DXP Enterprises, Inc	3,485,139
258,777	*	EnerSys	8,922,631
74,103	*	EnPro Industries, Inc	2,709,206
105,526		Franklin Electric Co, Inc	6,114,177
323,865	*	GenCorp, Inc	2,856,489
138,300		Granite Construction, Inc	4,178,043
255,987		H&E Equipment Services, Inc	3,896,122
89,908	*	Kadant, Inc	2,183,865
101,510		LB Foster Co (Class A)	3,350,845
98,600		Mueller Industries, Inc	4,318,680
257,467	*	NCI Building Systems, Inc	2,886,205
229,100	*	Oshkosh Truck Corp	6,868,418
142,896		Sauer-Danfoss, Inc	5,724,414
149,900	*	Teledyne Technologies, Inc	9,598,097
78,038		Universal Forest Products, Inc	3,004,463
143,500	*	WABCO Holdings, Inc	8,404,795
90,200		Westinghouse Air Brake Technologies Corp	7,387,380

		TOTAL CAPITAL GOODS	171,690,349

COMMERCIAL & PROFESSIONAL SERVICES - 4.0%
148,986	*	Acacia Research (Acacia Technologies)	3,869,166
93,703		Administaff, Inc	2,446,585
188,984	*	Advisory Board Co	8,976,740
160,462		Brink’s Co	4,221,755
131,809	*	Corporate Executive Board Co	5,926,133
68,657	*	Exponent, Inc	3,774,762
264,000		Healthcare Services Group	6,309,600
77,100	*	Portfolio Recovery Associates, Inc	8,068,515
285,526		Rollins, Inc	6,472,875
376,116		Steelcase, Inc (Class A)	3,764,921
182,890	*	SYKES Enterprises, Inc	2,490,962
333,253	*	Tetra Tech, Inc	8,644,583
165,243	*	TrueBlue, Inc	2,156,421

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	67,123,018

CONSUMER DURABLES & APPAREL - 3.7%
547,779	*,e	Beazer Homes USA, Inc	9,032,876
515,700		Brunswick Corp	12,165,363
69,300	*	Carter’s, Inc	3,746,358
524,933	*	CROCS, Inc	6,614,156
127,800	*	iRobot Corp	2,296,566
194,500	*	La-Z-Boy, Inc	3,154,790
683,156	*	Leapfrog Enterprises, Inc	6,039,099
63,148		Oxford Industries, Inc	3,503,451
235,900	*	Skechers U.S.A., Inc (Class A)	3,915,940
89,780		True Religion Apparel, Inc	2,302,857
13,547		Tupperware Corp	800,627
287,500	*,e	Vera Bradley, Inc	8,570,375

		TOTAL CONSUMER DURABLES & APPAREL	62,142,458

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 3.7%
87,900	*,e	American Public Education, Inc	$3,202,197
230,889		Ameristar Casinos, Inc	4,213,724
86,000	*	Buffalo Wild Wings, Inc	6,531,700
173,974		Cheesecake Factory	5,751,581
158,800	*,e	Coinstar, Inc	7,454,072
33,300		Domino’s Pizza, Inc	1,352,646
383,900	*	Grand Canyon Education, Inc	8,353,664
170,500	*	Multimedia Games, Inc	2,710,950
10,100	*	Panera Bread Co (Class A)	1,703,264
138,282	*	Papa John’s International, Inc	7,373,196
33,648	*	Pinnacle Entertainment, Inc	429,349
463,500	*	SHFL Entertainment, Inc	6,549,255
146,600		Sotheby’s (Class A)	4,563,658
172,021		Universal Technical Institute, Inc	2,205,309

		TOTAL CONSUMER SERVICES	62,394,565

DIVERSIFIED FINANCIALS - 1.9%
251,860		BGC Partners, Inc (Class A)	1,178,705
6,374	*	Dollar Financial Corp	107,402
210,000		Greenhill & Co, Inc	10,021,200
88,600	e	iShares Russell 2000 Index Fund	7,197,864
176,850		MarketAxess Holdings, Inc	5,524,794
225,100	*,e	Netspend Holdings, Inc	2,410,821
263,422	*,e	PHH Corp	5,481,812
870	*	Piper Jaffray Cos	23,359

		TOTAL DIVERSIFIED FINANCIALS	31,945,957

ENERGY - 6.2%
172,500		Alon USA Energy, Inc	2,264,925
745,000	e	Arch Coal, Inc	5,930,200
85,713		Berry Petroleum Co (Class A)	3,300,807
184,122		Bristow Group, Inc	9,191,370
159,500	*,e	C&J Energy Services, Inc	3,091,110
266,213		Energy XXI Bermuda Ltd	8,811,651
227,381	*	EPL Oil & Gas, Inc	4,920,525
217,400	*	Gulfport Energy Corp	7,213,332
300,400	*	Helix Energy Solutions Group, Inc	5,193,916
379,500	*	McDermott International, Inc	4,064,445
720,713		Penn Virginia Corp	3,257,623
122,837	*	Rosetta Resources, Inc	5,655,415
420,600	e	RPC, Inc	4,820,076
199,861	*	Stone Energy Corp	4,714,721
153,600	*	Swift Energy Co	2,566,656
129,862		Targa Resources Investments, Inc	6,613,872
357,777	*	Tetra Technologies, Inc	1,914,107
636,129	*	Vaalco Energy, Inc	5,197,174
233,000		W&T Offshore, Inc	3,949,350
337,000	e	Western Refining, Inc	8,381,190
596,300	*	Willbros Group, Inc	3,047,093

		TOTAL ENERGY	104,099,558

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

FOOD & STAPLES RETAILING - 1.5%
84,038	*	Fresh Market, Inc	$4,765,795
159,772		Harris Teeter Supermarkets, Inc	5,983,461
4,517,000	*	Rite Aid Corp	5,239,720
131,740	*	United Natural Foods, Inc	7,013,838
45,532		Weis Markets, Inc	1,874,097

		TOTAL FOOD & STAPLES RETAILING	24,876,911

FOOD, BEVERAGE & TOBACCO - 1.3%
184,556	*,e	Annie’s, Inc	7,289,962
24,814	*,e	Boston Beer Co, Inc (Class A)	2,669,490
88,263		J&J Snack Foods Corp	5,054,822
187,000		Lance, Inc	4,738,580
202,910	*	Omega Protein Corp	1,320,944

		TOTAL FOOD, BEVERAGE & TOBACCO	21,073,798

HEALTH CARE EQUIPMENT & SERVICES - 5.8%
333,100	*,e	Accretive Health, Inc	3,927,249
224,074	*	Align Technology, Inc	5,955,887
208,300	*	Amedisys, Inc	2,299,632
65,518		Analogic Corp	4,826,056
139,095	*	Arthrocare Corp	4,183,978
100,714		Cantel Medical Corp	2,619,571
97,534		Computer Programs & Systems, Inc	4,760,634
187,779	*	Cyberonics, Inc	8,684,779
43,000	*	Haemonetics Corp	3,513,100
248,500	*	Healthsouth Corp	5,499,305
139,983	*	Magellan Health Services, Inc	7,020,147
347,200	*	Masimo Corp	7,627,984
168,454	*	Medidata Solutions, Inc	7,078,437
56,668	*	MWI Veterinary Supply, Inc	5,951,273
289,600	*	NuVasive, Inc	4,176,032
139,570	*	Omnicell, Inc	2,034,931
74,086	*	Orthofix International NV	2,938,251
298,700	*	Team Health Holdings, Inc	7,948,407
144,700	*	WellCare Health Plans, Inc	6,887,720

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	97,933,373

HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
112,706	*	Elizabeth Arden, Inc	5,317,469
212,318	e	Nu Skin Enterprises, Inc (Class A)	10,049,011
119,925	*	Revlon, Inc (Class A)	1,846,845

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	17,213,325

INSURANCE - 4.1%
132,700		Allied World Assurance Co Holdings Ltd	10,655,810
379,600	e	American Equity Investment Life Holding Co	4,369,196
220,400		Aspen Insurance Holdings Ltd	7,129,940
795,581		Conseco, Inc	7,621,666

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

374,300		Fidelity National Title Group, Inc (Class A)	$8,013,763
552,361		First American Financial Corp	12,566,213
139,984		Horace Mann Educators Corp	2,689,093
121,000		Platinum Underwriters Holdings Ltd	5,372,400
44,200		ProAssurance Corp	3,951,480
480,500		Symetra Financial Corp	5,741,975

		TOTAL INSURANCE	68,111,536

MATERIALS - 5.2%
118,100		Balchem Corp	4,113,423
485,482		Boise, Inc	4,073,194
81,263	*	Chemtura	1,294,519
448,000	*	Coeur d’Alene Mines Corp	13,847,680
4,761	*,e	Contango ORE, Inc	32,137
115,000		Cytec Industries, Inc	7,914,300
375,800	*,e	Flotek Industries, Inc	4,175,138
157,200	e	Gold Resource Corp	2,628,384
130,600		H.B. Fuller Co	3,970,240
71,223		Haynes International, Inc	3,609,582
84,400		Kaiser Aluminum Corp	5,112,952
94,312		Koppers Holdings, Inc	3,366,938
54,178	*	Louisiana-Pacific Corp	855,471
136,100	*	LSB Industries, Inc	5,480,747
116,320		Minerals Technologies, Inc	8,335,491
13,900		NewMarket Corp	3,771,209
343,031		PolyOne Corp	6,493,577
156,700	*	RTI International Metals, Inc	3,571,193
239,600		Worthington Industries, Inc	5,180,152

		TOTAL MATERIALS	87,826,327

MEDIA - 1.4%
248,281		Arbitron, Inc	9,027,497
526,961	*	Journal Communications, Inc (Class A)	2,956,251
444,200	*	Live Nation, Inc	4,064,430
245,842		National CineMedia, Inc	3,800,718
99,614		Scholastic Corp	3,286,266

		TOTAL MEDIA	23,135,162

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.9%
254,000	*	Acorda Therapeutics, Inc	6,083,300
348,793	*	Alkermes plc	6,463,134
148,933	*	AMAG Pharmaceuticals, Inc	2,305,483
267,678	*	Arqule, Inc	671,872
633,500	*	Array Biopharma, Inc	2,622,690
263,900	*	Auxilium Pharmaceuticals, Inc	5,404,672
219,500	*	Cepheid, Inc	6,653,045
33,800	*	Cornerstone Therapeutics, Inc	165,282
229,203	*	Impax Laboratories, Inc	4,870,564
128,100	*,e	InterMune, Inc	1,018,395
124,260	*	Jazz Pharmaceuticals plc	6,676,490
176,223	*	Medicines Co	3,862,808
130,400		Medicis Pharmaceutical Corp (Class A)	5,660,664

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

83,777	*	Neurocrine Biosciences, Inc	$614,085
32,100	*	Onyx Pharmaceuticals, Inc	2,515,356
834,141	*,e	Orexigen Therapeutics, Inc	4,445,972
272,500	*	Parexel International Corp	8,363,025
99,200	*,e	Pharmacyclics, Inc	6,058,144
84,199	*,e	Questcor Pharmaceuticals, Inc	2,145,390
341,491	*	Santarus, Inc	3,117,813
687,300	*,e	Sequenom, Inc	2,137,503

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	81,855,687

REAL ESTATE - 7.7%
123,831		CBL & Associates Properties, Inc	2,770,099
268,999		Chesapeake Lodging Trust	5,070,631
183,500		DuPont Fabros Technology, Inc	3,937,910
158,200		Entertainment Properties Trust	7,031,990
128,911		Equity Lifestyle Properties, Inc	8,679,578
394,562		Extra Space Storage, Inc	13,608,443
89,423		Home Properties, Inc	5,436,024
177,263		LTC Properties, Inc	5,851,452
66,170		National Health Investors, Inc	3,534,140
656,689		Newcastle Investment Corp	5,680,360
39,686		NorthStar Realty Finance Corp	260,737
481,300		Omega Healthcare Investors, Inc	11,041,022
289,308		Pennymac Mortgage Investment Trust	7,359,995
215,406		Post Properties, Inc	10,513,967
113,008		PS Business Parks, Inc	7,247,203
45,170		Saul Centers, Inc	1,954,506
141,453		Sovran Self Storage, Inc	8,175,983
391,000	d	Starwood Property Trust, Inc	8,961,720
108,970		Sun Communities, Inc	4,574,561
777,043	*	Sunstone Hotel Investors, Inc	7,677,185

		TOTAL REAL ESTATE	129,367,506

RETAILING - 3.9%
385,500	*	Aeropostale, Inc	4,606,725
289,670	*	Ann Taylor Stores Corp	10,184,797
95,300	*	Children’s Place Retail Stores, Inc	5,568,379
371,900	*	Express Parent LLC	4,139,247
285,100	*,e	Francesca’s Holdings Corp	8,419,003
156,200	e	GameStop Corp (Class A)	3,566,046
113,800	*	Hibbett Sports, Inc	6,144,062
124,700	*,e	Mattress Firm Holding Corp	3,991,647
868,000		OfficeMax, Inc	6,379,800
45,497		Pier 1 Imports, Inc	928,139
470,900	*,e	Saks, Inc	4,840,852
257,323	*	Select Comfort Corp	7,161,299

		TOTAL RETAILING	65,929,996

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
191,900	*	Cavium Networks, Inc	6,367,242
48,153	*	Cirrus Logic, Inc	1,962,716
52,000	*	Cymer, Inc	4,143,880

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

676,724	*	Entegris, Inc	$5,555,904
763,200	*	Entropic Communications, Inc	3,670,992
659,500	*	Integrated Device Technology, Inc	3,587,680
367,457		Micrel, Inc	3,560,659
818,000	*	RF Micro Devices, Inc	3,607,380
838,400	*	Silicon Image, Inc	3,688,960
70,600	*	Silicon Laboratories, Inc	2,853,652
396,800	*	Teradyne, Inc	5,801,216
235,883		Tessera Technologies, Inc	3,342,462
222,000	*	Ultratech, Inc	6,862,020
211,100	*	Volterra Semiconductor Corp	3,835,687

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	58,840,450

SOFTWARE & SERVICES - 8.3%
386,209	*	Aspen Technology, Inc	9,570,259
260,636	*	Blucora, Inc	4,574,162
91,612	*,e	Brightcove, Inc	1,156,144
220,824	*	Commvault Systems, Inc	13,794,875
160,600		Computer Sciences Corp	4,890,270
229,715	*,e	Cornerstone OnDemand, Inc	6,429,723
88,943		DST Systems, Inc	5,073,309
157,667	*	Euronet Worldwide, Inc	3,199,063
93,692		Fair Isaac Corp	4,366,047
61,100		Global Payments, Inc	2,612,025
213,800		Heartland Payment Systems, Inc	5,575,904
200,100		IAC/InterActiveCorp	9,674,835
174,700	*,e	Jive Software, Inc	1,956,640
16,900	*	LinkedIn Corp	1,807,117
162,685	*	Manhattan Associates, Inc	9,761,100
241,026		MAXIMUS, Inc	13,299,815
55,003	*	MicroStrategy, Inc (Class A)	5,196,133
353,000	*	Monster Worldwide, Inc	2,195,660
368,500	*	QLIK Technologies, Inc	6,784,085
164,900	*	Sourcefire, Inc	7,056,071
100,600		Syntel, Inc	5,996,766
133,105	*	TeleTech Holdings, Inc	2,241,488
768,234	*	TiVo, Inc	7,797,575
9,900	*	Ultimate Software Group, Inc	1,003,464
94,860	*	Unisys Corp	1,617,363
88,100	*,e	Yelp, Inc	2,123,210

		TOTAL SOFTWARE & SERVICES	139,753,103

TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
119,512	*	Agilysys, Inc	976,413
476,800	*	Arris Group, Inc	6,551,232
375,700	*,e	Aruba Networks, Inc	6,826,469
354,700	*	Avid Technology, Inc	2,082,089
215,859		Cognex Corp	7,870,219
151,766		Comtech Telecommunications Corp	3,819,950
238,868	*	Datalink Corp	1,944,386
95,000	*,e	Dolby Laboratories, Inc (Class A)	3,001,050
494,100	*,e	InvenSense, Inc	5,533,920

TIAA-CREF FUNDS - Small-Cap Equity Fund

				MATURITY
SHARES		COMPANY	RATE	DATE	VALUE

284,400	*	Ixia			$3,984,444
91,300		Littelfuse, Inc			4,893,680
45,400		Loral Space & Communications, Inc			3,571,164
111,864	*	OSI Systems, Inc			8,865,222
156,376		Plantronics, Inc			5,072,837
161,757	*	Plexus Corp			4,352,881
560,900	*,e	Power-One, Inc			2,260,427
174,700	*	Procera Networks, Inc			3,956,955
396,200	*	QLogic Corp			3,716,356
241,500	*	Riverbed Technology, Inc			4,460,505
170,712	*,e	Synaptics, Inc			3,953,690
134,000	*,e	Universal Display Corp			4,392,520

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			92,086,409

TELECOMMUNICATION SERVICES - 0.6%
179,051		Neutral Tandem, Inc			827,216
376,248	*	tw telecom inc (Class A)			9,583,036

		TOTAL TELECOMMUNICATION SERVICES			10,410,252

TRANSPORTATION - 1.9%
274,576	*	Alaska Air Group, Inc			10,499,786
59,228		Amerco, Inc			6,843,203
184,900		Forward Air Corp			6,170,113
233,700	*	Old Dominion Freight Line			7,838,298

		TOTAL TRANSPORTATION			31,351,400

UTILITIES - 3.7%
98,500		American States Water Co			4,335,970
313,300		Black Hills Corp			11,206,741
164,012		El Paso Electric Co			5,574,768
307,487		Empire District Electric Co			6,675,543
177,375		Genie Energy Ltd			1,243,399
75,200		Laclede Group, Inc			3,131,328
97,580		Piedmont Natural Gas Co, Inc			3,109,874
379,789		Portland General Electric Co			10,406,219
105,261		Southwest Gas Corp			4,575,695
173,478		UNS Energy Corp			7,397,102
118,900		WGL Holdings, Inc			4,728,653

		TOTAL UTILITIES			62,385,292

		TOTAL COMMON STOCKS			1,652,866,574

		(Cost $1,526,928,447)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 10.7%
TREASURY DEBT - 1.4%
$23,000,000	United States Treasury Bill	0.040%	11/01/12	23,000,000

				23,000,000

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 9.3%
157,154,884	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	$157,154,884

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	157,154,884

		TOTAL SHORT-TERM INVESTMENTS	180,154,884

		(Cost $180,154,884)

		TOTAL INVESTMENTS - 109.1%	1,833,021,458
		(Cost $1,707,083,331)
		OTHER ASSETS & LIABILITIES, NET - (9.1)%	(152,588,503)

		NET ASSETS - 100.0%	$1,680,432,955

	*	Non-income producing.
	a	Affiliated holding.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $154,026,165.

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS
SOCIAL CHOICE EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.3%
28,405	*	American Axle & Manufacturing Holdings, Inc	$308,762
130		Autoliv, Inc	7,488
9,838	*	BorgWarner, Inc	647,537
600,567		Ford Motor Co	6,702,328
1,482	*	Fuel Systems Solutions, Inc	24,112
56,353		Harley-Davidson, Inc	2,635,066
181,374		Johnson Controls, Inc	4,670,381
8,602	*	Modine Manufacturing Co	58,494
3,240		Spartan Motors, Inc	15,228
11,051		Superior Industries International, Inc	188,862
26,269	*	Tenneco, Inc	802,518
2,340	*	Tesla Motors, Inc	65,824

		TOTAL AUTOMOBILES & COMPONENTS	16,126,600

BANKS - 3.2%
1,100		Associated Banc-Corp	14,179
6,558		Bank of Hawaii Corp	289,601
244,672		BB&T Corp	7,083,254
12,500		CapitalSource, Inc	98,875
1,470		Capitol Federal Financial	17,508
690		Cathay General Bancorp	12,206
12,824	*	Citizens Republic Bancorp, Inc	232,627
440		Columbia Banking System, Inc	7,792
37,430		Comerica, Inc	1,115,788
231		Commerce Bancshares, Inc	8,796
797		Community Bank System, Inc	21,989
2,109		Cullen/Frost Bankers, Inc	116,628
2,540		East West Bancorp, Inc	54,077
13,544		First Horizon National Corp	126,095
910		First Merchants Corp	13,386
574		First Niagara Financial Group, Inc	4,753
2,746	*	Flagstar Bancorp, Inc	37,895
1,130		FNB Corp	12,125
540		Glacier Bancorp, Inc	7,830
350		Hancock Holding Co	11,056
41,856		Hudson City Bancorp, Inc	355,148
36,850		Huntington Bancshares, Inc	235,472
281,026		Keycorp	2,366,239
36,474		M&T Bank Corp	3,796,943
1,341		MainSource Financial Group, Inc	16,789
5,010	*	MGIC Investment Corp	8,617
1,360		National Penn Bancshares, Inc	12,145
310		NBT Bancorp, Inc	6,594
40,135	*	New York Community Bancorp, Inc	556,271

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

3,640		Old National Bancorp	$44,663
120		Park National Corp	7,986
982		People’s United Financial, Inc	11,813
510	*	Pinnacle Financial Partners, Inc	9,971
132,788		PNC Financial Services Group, Inc	7,726,934
43,931	*	Popular, Inc	849,186
11,168		Provident Financial Services, Inc	167,520
7,470		Radian Group, Inc	35,034
322,449		Regions Financial Corp	2,102,367
1,440	*	Signature Bank	102,586
997		Susquehanna Bancshares, Inc	10,339
6,870	*	SVB Financial Group	388,773
429		TCF Financial Corp	4,908
870	*	Texas Capital Bancshares, Inc	41,299
350		Trustmark Corp	8,214
650		Umpqua Holdings Corp	7,859
321,544		US Bancorp	10,678,476
3,230		Webster Financial Corp	71,060
1,160	*	Western Alliance Bancorp	11,902
230		Wintrust Financial Corp	8,499
5,865		Zions Bancorporation	125,922

		TOTAL BANKS	39,055,989

CAPITAL GOODS - 8.0%
115,782		3M Co	10,142,503
2,889		A.O. Smith Corp	175,565
2,586		Actuant Corp (Class A)	73,029
1,450		Acuity Brands, Inc	93,815
376	*	Aegion Corp	6,945
410	*	American Superconductor Corp	1,472
155,592		Ametek, Inc	5,531,296
2,075		Ampco-Pittsburgh Corp	36,645
1,211		Apogee Enterprises, Inc	24,668
286		Applied Industrial Technologies, Inc	11,609
12,937	*	ArvinMeritor, Inc	57,182
2,565	*	Astec Industries, Inc	73,872
26,180		Barnes Group, Inc	598,998
419	*	Beacon Roofing Supply, Inc	13,550
270		Brady Corp (Class A)	8,305
2,490		Briggs & Stratton Corp	49,178
1,630	*	Chart Industries, Inc	115,388
218		Clarcor, Inc	9,862
3,420	*	Colfax Corp	117,614
12,664		Cooper Industries plc	949,040
50,550		Cummins, Inc	4,730,469
149,482		Danaher Corp	7,732,704
88,014		Deere & Co	7,519,916
16,301		Dover Corp	949,044
72,243		Eaton Corp	3,411,314
1,365		EMCOR Group, Inc	43,898
168,165		Emerson Electric Co	8,144,231
1,790	*	EnerSys	61,719

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

260	*	EnPro Industries, Inc	$9,506
300		ESCO Technologies, Inc	11,232
600	*	Esterline Technologies Corp	34,674
50,373		Fastenal Co	2,251,673
90,702	*	FuelCell Energy, Inc	84,398
400		Gardner Denver, Inc	27,732
300		GATX Corp	12,438
267	*	General Cable Corp	7,618
10,483	*	Gibraltar Industries, Inc	130,618
300		Gorman-Rupp Co	8,100
15,313		Graco, Inc	735,943
6,640	*	GrafTech International Ltd	69,786
245		Granite Construction, Inc	7,401
1,410		H&E Equipment Services, Inc	21,460
910		Heico Corp	35,153
4,430	*	Hexcel Corp	113,231
3,902		Houston Wire & Cable Co	43,195
131,892		Illinois Tool Works, Inc	8,088,936
31,892		Ingersoll-Rand plc	1,499,881
1,400		Insteel Industries, Inc	16,240
880		Joy Global, Inc	54,956
1,785	*	Layne Christensen Co	39,788
7,468		LB Foster Co (Class A)	246,519
6,290		Lincoln Electric Holdings, Inc	272,797
110,669		Masco Corp	1,669,995
149	*	Middleby Corp	18,618
179		MSC Industrial Direct Co (Class A)	13,353
28,462	*	NCI Building Systems, Inc	319,059
34,972		Nordson Corp	2,064,397
39,004	*	Owens Corning, Inc	1,310,144
65,903		Paccar, Inc	2,856,236
10,326		Pall Corp	650,125
8,462		Parker Hannifin Corp	665,621
32,920		Pentair Ltd	1,390,541
10,719	*	Polypore International, Inc	378,166
45,009		Precision Castparts Corp	7,789,708
4,750		Quanex Building Products Corp	93,907
29,353	*	Quanta Services, Inc	761,123
22,632		Rockwell Automation, Inc	1,608,230
2,870		Rockwell Collins, Inc	153,775
12,415		Roper Industries, Inc	1,355,346
2,611	*	Rush Enterprises, Inc (Class A)	49,609
305		Sauer-Danfoss, Inc	12,218
259		Simpson Manufacturing Co, Inc	7,889
3,828		Snap-On, Inc	296,019
49,370	*	Spirit Aerosystems Holdings, Inc (Class A)	771,653
2,702		TAL International Group, Inc	92,246
24,715		Tennant Co	924,835
4,793		Timken Co	189,276
356	*	Trex Co, Inc	12,439
9,840	*	United Rentals, Inc	400,094
11,650	*	USG Corp	311,172

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,160		Valmont Industries, Inc	$156,716
29,260		W.W. Grainger, Inc	5,893,257
9,255	*	WABCO Holdings, Inc	542,065
145		Watsco, Inc	9,911
6,425	*	WESCO International, Inc	416,854
10,540		Westinghouse Air Brake Technologies Corp	863,226
2,440		Xylem, Inc	59,194

		TOTAL CAPITAL GOODS	98,614,123

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
540		ABM Industries, Inc	10,260
42,333	*	ACCO Brands Corp	306,491
40,288		Avery Dennison Corp	1,304,525
305		Brink’s Co	8,024
970		CDI Corp	16,674
1,690	*	Copart, Inc	48,655
1,360	*	Corporate Executive Board Co	61,146
650		Covanta Holding Corp	11,817
5,827		Deluxe Corp	183,609
19,268		Dun & Bradstreet Corp	1,561,479
4,720		Equifax, Inc	236,189
400		Heidrick & Struggles International, Inc	4,736
1,540		Herman Miller, Inc	29,861
5,092		HNI Corp	140,132
2,370	*	IHS, Inc (Class A)	200,004
1,660	*	Innerworkings, Inc	23,937
25,251		Iron Mountain, Inc	873,685
1,760		Kelly Services, Inc (Class A)	23,390
590		Knoll, Inc	8,490
690	*	Korn/Ferry International	9,239
6,156		Manpower, Inc	233,559
430	*	Mobile Mini, Inc	7,491
970	*	On Assignment, Inc	18,508
10,668		Pitney Bowes, Inc	153,192
3,910		R.R. Donnelley & Sons Co	39,178
37,979		Robert Half International, Inc	1,021,255
760		Schawk, Inc (Class A)	9,378
1,210		Steelcase, Inc (Class A)	12,112
10,180	*	Tetra Tech, Inc	264,069
109,995		Tyco International Ltd	2,955,566
290		United Stationers, Inc	8,416
457		Viad Corp	9,693
41,724		Waste Management, Inc	1,366,044

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	11,160,804

CONSUMER DURABLES & APPAREL - 1.2%
1,116		American Greetings Corp (Class A)	19,162
5,420		Callaway Golf Co	29,593
3,040	*	Carter’s, Inc	164,342
198		Columbia Sportswear Co	11,167
490		Ethan Allen Interiors, Inc	14,411
370	*	Hanesbrands, Inc	12,384

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

258		Hasbro, Inc	$9,285
549	*	Iconix Brand Group, Inc	10,162
1,330		KB Home	21,253
394	*	Maidenform Brands, Inc	7,372
124,011		Mattel, Inc	4,561,125
2,300	*	Meritage Homes Corp	85,054
2,090	*	Mohawk Industries, Inc	174,452
4,860		Movado Group, Inc	154,013
73,834		Nike, Inc (Class B)	6,746,951
3,904		Oxford Industries, Inc	216,594
397		Pool Corp	16,722
6,790		Ryland Group, Inc	229,977
3,639	*	Sealy Corp	8,115
399	*	Tempur-Pedic International, Inc	10,550
353		True Religion Apparel, Inc	9,055
4,527		Tupperware Corp	267,546
6,576	*	Under Armour, Inc (Class A)	343,662
4,706	*	Unifi, Inc	66,025
9,807		VF Corp	1,534,599
193	*	Warnaco Group, Inc	13,622
105		Whirlpool Corp	10,256

		TOTAL CONSUMER DURABLES & APPAREL	14,747,449

CONSUMER SERVICES - 2.3%
9,927	*	AFC Enterprises	251,352
339	*	BJ’s Restaurants, Inc	11,204
1,289		Bob Evans Farms, Inc	49,072
6,640		Brinker International, Inc	204,512
2,070	*	Chipotle Mexican Grill, Inc (Class A)	526,877
23,357		Choice Hotels International, Inc	730,841
2,957	*	Coinstar, Inc	138,802
20,926		Darden Restaurants, Inc	1,101,126
320	*	DineEquity, Inc	20,064
5,070		Domino’s Pizza, Inc	205,943
1,850		Dunkin Brands Group, Inc	57,350
359	*	Jack in the Box, Inc	9,338
87,837		Marriott International, Inc (Class A)	3,204,294
139,947		McDonald’s Corp	12,147,399
725	*	Panera Bread Co (Class A)	122,264
258	*	Papa John’s International, Inc	13,757
6,160		Royal Caribbean Cruises Ltd	207,407
1,197	*	Ruby Tuesday, Inc	8,642
19,365	*	Ryman Hospitality Properties	755,429
2,668	*	Sonic Corp	26,600
162,671		Starbucks Corp	7,466,599
32,325		Starwood Hotels & Resorts Worldwide, Inc	1,676,051
38		Strayer Education, Inc	2,183
460		Universal Technical Institute, Inc	5,897
190		Vail Resorts, Inc	10,788
5		Weight Watchers International, Inc	251

		TOTAL CONSUMER SERVICES	28,954,042

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

DIVERSIFIED FINANCIALS - 6.6%
56,735	*	American Capital Ltd	$668,906
179,311		American Express Co	10,036,037
45,778		Ameriprise Financial, Inc	2,672,062
6,020		Ares Capital Corp	105,109
315,657		Bank of New York Mellon Corp	7,799,885
34,721		BlackRock, Inc	6,585,879
145,655		Capital One Financial Corp	8,764,061
430		CBOE Holdings, Inc	12,681
334,161		Charles Schwab Corp	4,537,906
73,160		CME Group, Inc	4,091,839
280		Cohen & Steers, Inc	7,837
163,137		Discover Financial Services	6,688,617
860	*	E*Trade Financial Corp	7,190
3,778		Eaton Vance Corp	106,313
10,240		Evercore Partners, Inc (Class A)	285,696
57,201		Franklin Resources, Inc	7,310,288
350	*	Green Dot Corp	3,566
114		Greenhill & Co, Inc	5,440
21,587	*	IntercontinentalExchange, Inc	2,827,897
350	*	International Assets Holding Corp	6,486
121,178		Invesco Ltd	2,947,049
153	*	Investment Technology Group, Inc	1,291
12,576		Janus Capital Group, Inc	106,896
14,031		Legg Mason, Inc	357,510
7,399		Main Street Capital Corp	222,192
16,930		Nasdaq Stock Market, Inc	403,103
27,147	*	NewStar Financial, Inc	339,337
55,701		Northern Trust Corp	2,661,394
57,904		NYSE Euronext	1,433,703
4,200	*	PHH Corp	87,402
5,510		Prospect Capital Corp	65,238
3,216	*	Safeguard Scientifics, Inc	50,974
115,262		State Street Corp	5,137,227
5,430	*	SWS Group, Inc	30,897
67,215		T Rowe Price Group, Inc	4,364,942
1,690		Triangle Capital Corp	43,991

		TOTAL DIVERSIFIED FINANCIALS	80,776,841

ENERGY - 8.9%
6,789		Alon USA Energy, Inc	89,140
75,543		Apache Corp	6,251,183
4,126	*	Atwood Oceanics, Inc	197,223
3,600	*	Basic Energy Services, Inc	37,404
3,520	*	C&J Energy Services, Inc	68,218
30,280	*	Cal Dive International, Inc	38,153
64,344	*	Cameron International Corp	3,258,380
5,900		CARBO Ceramics, Inc	436,305
5,698	*	Carrizo Oil & Gas, Inc	152,820
40,340	*	Cheniere Energy, Inc	649,071
24,081		Cimarex Energy Co	1,376,952
60,680	*	Clean Energy Fuels Corp	694,786

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

7,670	*	Comstock Resources, Inc	$131,310
8,230	*	Concho Resources, Inc	708,768
11,804	*	Contango Oil & Gas Co	580,285
27,776	*	Continental Resources, Inc	1,995,983
49,244		Crosstex Energy, Inc	673,658
5,720	*	CVR Energy, Inc	210,210
29,620	*	CVR Energy, Inc (Contingent value right)	199,935
1,775	*	Dawson Geophysical Co	42,405
2,470		Delek US Holdings, Inc	63,602
117,535	*	Denbury Resources, Inc	1,801,812
103,615		Devon Energy Corp	6,031,429
2,427	*	Dresser-Rand Group, Inc	125,063
1,150		Energen Corp	53,647
75,829		EOG Resources, Inc	8,833,320
77,193		Equitable Resources, Inc	4,680,212
1,665	*	Exterran Holdings, Inc	33,267
72,936	*	FMC Technologies, Inc	2,983,082
1,752	*	Geospace Technologies Corp	113,407
15,881	*	Goodrich Petroleum Corp	195,813
4,242		Gulf Island Fabrication, Inc	100,663
38,130	*	Hercules Offshore, Inc	181,499
87,323		Hess Corp	4,563,500
37,039	*	Hornbeck Offshore Services, Inc	1,283,031
11,291	*	ION Geophysical Corp	72,940
9,699	*	Key Energy Services, Inc	63,431
3,489	*	Kinder Morgan Management LLC	260,546
92,562	*	Kodiak Oil & Gas Corp	855,273
180,785		Marathon Oil Corp	5,434,397
28,000		Marathon Petroleum Corp	1,538,040
2,100	*	Matrix Service Co	22,029
113,336		National Oilwell Varco, Inc	8,352,863
1,625	*	Natural Gas Services Group, Inc	25,772
26,729	*	Newfield Exploration Co	724,890
1,410	*	Newpark Resources, Inc	9,574
42,986		Noble Corp	1,622,292
71,543		Noble Energy, Inc	6,797,300
11,580	*	Northern Oil And Gas, Inc	175,553
7,740	*	Oasis Petroleum, Inc	227,324
10,568		Oceaneering International, Inc	553,023
7,282	*	Oil States International, Inc	532,314
21,171	*	Parker Drilling Co	91,670
8,658	*	PDC Energy, Inc	262,078
15,633	*	Petroquest Energy, Inc	95,361
16,450	*	Pioneer Energy Services Corp	108,570
48,980		Pioneer Natural Resources Co	5,174,737
11,600	*	Plains Exploration & Production Co	413,656
67,191		Questar Market Resources, Inc	1,948,539
31,505	*	Quicksilver Resources, Inc	121,924
36,008		Range Resources Corp	2,353,483
212,700	*	Rentech, Inc	548,766
11,132	*	Rex Energy Corp	147,388
79	*	SEACOR Holdings, Inc	6,929

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

81,968	*	Southwestern Energy Co	$2,844,290
223,327		Spectra Energy Corp	6,447,450
28,186		St. Mary Land & Exploration Co	1,519,789
20,590	*	Superior Energy Services	418,595
520	*	Tesco Corp	4,581
1,060	*	Tetra Technologies, Inc	5,671
1,418		Tidewater, Inc	67,369
18,885	*	Ultra Petroleum Corp	430,767
11,063	*	Unit Corp	446,392
27,670	*	Vantage Drilling Co	50,913
215,172	*	Weatherford International Ltd	2,431,444
75,639		Western Refining, Inc	1,881,142
32,812	*	Whiting Petroleum Corp	1,378,760
2,400	*	Willbros Group, Inc	12,264
108,480		Williams Cos, Inc	3,795,715

		TOTAL ENERGY	109,111,340

FOOD & STAPLES RETAILING - 0.9%
258		Casey’s General Stores, Inc	13,300
278		Harris Teeter Supermarkets, Inc	10,411
89,450		Kroger Co	2,255,929
970		Pricesmart, Inc	80,500
72,335		Safeway, Inc	1,179,784
3,786		Spartan Stores, Inc	54,367
187,902		Sysco Corp	5,838,115
22,541		Whole Foods Market, Inc	2,135,309

		TOTAL FOOD & STAPLES RETAILING	11,567,715

FOOD, BEVERAGE & TOBACCO - 4.0%
3,010		Bunge Ltd	213,800
75,073		Campbell Soup Co	2,647,825
31,350		ConAgra Foods, Inc	872,784
5,840	*	Darling International, Inc	96,535
201		Diamond Foods, Inc	3,723
8,100		Dr Pepper Snapple Group, Inc	347,085
3,090		Flowers Foods, Inc	60,842
190,209		General Mills, Inc	7,623,577
16,519	*	Green Mountain Coffee Roasters, Inc	399,099
104,650		H.J. Heinz Co	6,018,422
1,900	*	Hain Celestial Group, Inc	109,820
33,535		Hillshire Brands Co	872,245
5,246		Hormel Foods Corp	154,914
9,599		J.M. Smucker Co	822,058
129,152		Kellogg Co	6,757,233
1,730		Lancaster Colony Corp	125,909
6,572		McCormick & Co, Inc	404,967
18,320		Mead Johnson Nutrition Co	1,129,611
280,057		Mondelez International, Inc	7,432,713
202,282		PepsiCo, Inc	14,006,006
2,194		Tootsie Roll Industries, Inc	58,470
177	*	TreeHouse Foods, Inc	9,478

		TOTAL FOOD, BEVERAGE & TOBACCO	50,167,116

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 3.7%
107,016		Aetna, Inc	$4,676,599
2,290	*	Align Technology, Inc	60,868
3,530	*	Amerigroup Corp	322,430
2,141	*	Amsurg Corp	61,061
148,508		Baxter International, Inc	9,301,056
75,855		Becton Dickinson & Co	5,740,706
13,374	*	Centene Corp	507,945
430		Chemed Corp	28,918
44,400		Cigna Corp	2,264,400
740	*	Cyberonics, Inc	34,225
1,030		Dentsply International, Inc	37,945
3,900	*	Edwards Lifesciences Corp	338,637
1,539	*	Greatbatch, Inc	33,827
150	*	Haemonetics Corp	12,255
1,033	*	Health Management Associates, Inc (Class A)	7,541
4,124	*	Henry Schein, Inc	304,269
15,912		Hill-Rom Holdings, Inc	446,968
2,640	*	HMS Holdings Corp	60,958
28,817		Humana, Inc	2,140,239
1,185	*	ICU Medical, Inc	70,306
10,257	*	Idexx Laboratories, Inc	986,723
240	*	Integra LifeSciences Holdings Corp	9,180
670		Invacare Corp	9,146
12,957	*	Inverness Medical Innovations, Inc	248,774
12,545	*	LifePoint Hospitals, Inc	443,340
2,510	*	MAKO Surgical Corp	38,026
360	*	Masimo Corp	7,909
343	*	MedAssets, Inc	6,081
224,655		Medtronic, Inc	9,341,155
12,987	*	Molina Healthcare, Inc	325,584
2,081	*	MWI Veterinary Supply, Inc	218,547
620	*	Omnicell, Inc	9,040
665		Owens & Minor, Inc	18,933
718	*	Palomar Medical Technologies, Inc	6,196
20,047		Patterson Cos, Inc	669,570
510	*	PSS World Medical, Inc	14,596
240		Quality Systems, Inc	4,188
9,286		Resmed, Inc	370,883
9,210		STERIS Corp	327,968
103,953		WellPoint, Inc	6,370,240

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	45,877,232

HOUSEHOLD & PERSONAL PRODUCTS - 3.6%
44,682		Avon Products, Inc	692,124
10,390		Clorox Co	751,197
91,542		Colgate-Palmolive Co	9,608,248
61,983		Estee Lauder Cos (Class A)	3,819,393
6,280		Herbalife Ltd	322,478
96,558		Kimberly-Clark Corp	8,057,765
6,752	*	Medifast, Inc	172,311

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

4,949		Nu Skin Enterprises, Inc (Class A)	$234,236
302,396		Procter & Gamble Co	20,937,899
5,084	*	Schiff Nutrition International, Inc	172,043

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	44,767,694

INSURANCE - 6.1%
103,892		ACE Ltd	8,171,106
141,677		Aflac, Inc	7,052,681
873		American Equity Investment Life Holding Co	10,048
1,188		Amtrust Financial Services, Inc	28,750
12,792	*	Arch Capital Group Ltd	564,767
3,437		Arthur J. Gallagher & Co	121,807
28,824		Aspen Insurance Holdings Ltd	932,456
22,584		Assurant, Inc	853,901
6,698		Axis Capital Holdings Ltd	242,602
206,300	*	Berkshire Hathaway, Inc (Class B)	17,814,005
99,993		Chubb Corp	7,697,461
104,698		Cincinnati Financial Corp	4,171,168
476		Employers Holdings, Inc	8,687
11,040		Endurance Specialty Holdings Ltd	447,672
730		First American Financial Corp	16,608
139,331	*	Genworth Financial, Inc (Class A)	830,413
400		Kemper Corp	12,400
1,921	*	Markel Corp	906,597
15,640		Marsh & McLennan Cos, Inc	532,229
990		Meadowbrook Insurance Group, Inc	5,564
28,520		Montpelier Re Holdings Ltd	652,252
14,681	*	National Financial Partners Corp	269,396
139	*	Navigators Group, Inc	7,378
3,154		PartnerRe Ltd	255,474
6,421	*	Phoenix Cos, Inc	193,529
9,675		Platinum Underwriters Holdings Ltd	429,570
480		Primerica, Inc	13,565
84,196		Principal Financial Group	2,318,758
1,309		ProAssurance Corp	117,025
220,247		Progressive Corp	4,911,508
10,305		Protective Life Corp	281,326
122,750		Prudential Financial, Inc	7,002,887
200		Reinsurance Group of America, Inc (Class A)	10,584
830		RenaissanceRe Holdings Ltd	67,529
139		RLI Corp	9,477
179		Safety Insurance Group, Inc	8,297
5,892		SeaBright Insurance Holdings, Inc	64,635
476		Selective Insurance Group, Inc	8,801
2,787		Stewart Information Services Corp	64,993
115,407		Travelers Cos, Inc	8,186,973

		TOTAL INSURANCE	75,294,879

MATERIALS - 5.1%
72,877		Air Products & Chemicals, Inc	5,650,154
207,534		Alcoa, Inc	1,778,566
14,170		Allegheny Technologies, Inc	373,380

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

36,366	*	Allied Nevada Gold Corp	$1,342,633
30,523		AMCOL International Corp	963,916
5,841		Aptargroup, Inc	299,526
16,042		Ball Corp	687,079
20,029		Bemis Co, Inc	661,958
4,610		Boise, Inc	38,678
14,101		Buckeye Technologies, Inc	369,446
2,310		Carpenter Technology Corp	112,289
10,970		Celanese Corp (Series A)	416,750
1,826	*	Clearwater Paper Corp	72,200
50,809		Cleveland-Cliffs, Inc	1,842,842
40,347	*	Coeur d’Alene Mines Corp	1,247,126
32,303		Commercial Metals Co	444,489
3,735		Compass Minerals International, Inc	294,505
1,381		Domtar Corp	110,135
9,448		Eastman Chemical Co	559,700
101,695		Ecolab, Inc	7,077,972
2,950	*	Ferro Corp	7,759
8,960	*	Flotek Industries, Inc	99,546
20,610	*	General Moly, Inc	76,257
530		Globe Specialty Metals, Inc	7,966
22,724		H.B. Fuller Co	690,810
6,274		Innophos Holdings, Inc	298,956
2,468		International Flavors & Fragrances, Inc	159,482
57,254		International Paper Co	2,051,411
510	*	Kraton Polymers LLC	11,128
2,950		Kronos Worldwide, Inc	39,383
1,240	*	Landec Corp	13,417
38,486	*	Louisiana-Pacific Corp	607,694
144,478		LyondellBasell Industries AF S.C.A	7,713,681
639	*	McEwen Mining, Inc	3,106
50,346		MeadWestvaco Corp	1,494,773
5,539		Minerals Technologies, Inc	396,925
9,120	*	Molycorp, Inc	94,848
420		Neenah Paper, Inc	10,878
126,477		Nucor Corp	5,075,522
280	*	OM Group, Inc	5,664
6,320	*	Omnova Solutions, Inc	49,549
14,460	*	Owens-Illinois, Inc	281,825
3,500		PolyOne Corp	66,255
74,691		Praxair, Inc	7,932,931
274		Quaker Chemical Corp	14,519
1,576		Rock-Tenn Co (Class A)	115,347
4,580		Rockwood Holdings, Inc	210,222
34,475		Royal Gold, Inc	3,036,558
2,025		Sealed Air Corp	32,845
4,870		Sherwin-Williams Co	694,365
49,805		Sigma-Aldrich Corp	3,493,323
24,564		Sonoco Products Co	764,677
420		Stepan Co	40,236
18,018	*	Stillwater Mining Co	187,567
5,850	*	SunCoke Energy, Inc	94,009

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,300	*	Texas Petrochemicals, Inc	$58,474
9,233		Titanium Metals Corp	108,118
14,580		Tredegar Corp	247,423
14,866		Valspar Corp	832,942
1,674		Wausau Paper Corp	13,844
3,730		Westlake Chemical Corp	283,704
70,220		Worthington Industries, Inc	1,518,156

		TOTAL MATERIALS	63,279,439

MEDIA - 2.5%
524		Arbitron, Inc	19,053
43,727		Cablevision Systems Corp (Class A)	761,724
8,053		Cinemark Holdings, Inc	198,829
3,490		Clear Channel Outdoor Holdings, Inc (Class A)	23,243
15,472	*	Digital Generation, Inc	143,890
102,328	*	Discovery Communications, Inc (Class A)	6,039,399
13,888	*	Discovery Communications, Inc (Class C)	760,785
9,292	*	DreamWorks Animation SKG, Inc (Class A)	189,278
4,606		Fisher Communications, Inc	116,255
2,205		John Wiley & Sons, Inc (Class A)	95,653
70,005	*	Journal Communications, Inc (Class A)	392,728
69,861	*	Liberty Global, Inc (Class A)	4,193,756
2,570	*	Liberty Global, Inc (Series C)	144,665
1,050	*	Liberty Interactive LLC	117,253
2,535		Martha Stewart Living Omnimedia, Inc (Class A)	7,326
51,302	*	New York Times Co (Class A)	419,650
320		Scholastic Corp	10,557
4,280		Scripps Networks Interactive (Class A)	259,882
88,316		Time Warner Cable, Inc	8,752,999
70,000		Time Warner, Inc	3,041,500
13,692	*	Valassis Communications, Inc	356,266
84,900		Virgin Media, Inc	2,779,626
4,597		Washington Post Co (Class B)	1,533,145

		TOTAL MEDIA	30,357,462

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
213,285		Abbott Laboratories	13,974,433
3,635	*	Affymetrix, Inc	11,523
88,793		Agilent Technologies, Inc	3,195,660
29,480	*	Akorn, Inc	354,055
38,690	*	Ariad Pharmaceuticals, Inc	833,769
3,100	*	Auxilium Pharmaceuticals, Inc	63,488
57,516	*	Biogen Idec, Inc	7,949,862
80	*	Bio-Rad Laboratories, Inc (Class A)	8,108
305,470		Bristol-Myers Squibb Co	10,156,878
17,976	*	Cambrex Corp	217,150
13,866	*	Cepheid, Inc	420,278
30,652	*	Endo Pharmaceuticals Holdings, Inc	878,486
38,138	*	Geron Corp	50,724
154,109	*	Gilead Sciences, Inc	10,349,960
870	*	Immunogen, Inc	9,640
28,828	*	Incyte Corp	460,095

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

302,032		Johnson & Johnson	$21,389,906
33,224	*	Life Technologies Corp	1,624,986
382,588		Merck & Co, Inc	17,457,490
53,459	*	Nektar Therapeutics	481,131
16,998	*	Neurocrine Biosciences, Inc	124,595
7,182	*	Onyx Pharmaceuticals, Inc	562,782
42,156		PDL BioPharma, Inc	314,062
3,690		PerkinElmer, Inc	114,132
3,084	*	Progenics Pharmaceuticals, Inc	8,789
20,322	*	Salix Pharmaceuticals Ltd	793,371
22,461	*	Sangamo Biosciences, Inc	124,883
27,425	*	SIGA Technologies, Inc	79,533
19,445	*	Synta Pharmaceuticals Corp	153,032
1,397		Techne Corp	94,102
540	*	Theravance, Inc	12,155
3,980	*	United Therapeutics Corp	181,767
4,670	*	Vertex Pharmaceuticals, Inc	225,281
380	*	Viropharma, Inc	9,595
39,971	*	Vivus, Inc	595,568
14,277	*	Waters Corp	1,168,001
10,913	*	Xenoport, Inc	89,814

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	94,539,084

REAL ESTATE - 3.9%
77,308		AMB Property Corp	2,650,891
5,017		American Campus Communities, Inc	227,320
118,102		American Tower Corp	8,891,899
317,810		Annaly Capital Management, Inc	5,129,453
27,553		Boston Properties, Inc	2,928,884
46,144	*	CBRE Group, Inc	831,515
560		Colonial Properties Trust	12,113
4,441		Douglas Emmett, Inc	104,141
34,447		Duke Realty Corp	498,793
210		EastGroup Properties, Inc	10,933
515		Equity One, Inc	10,763
3,961		Federal Realty Investment Trust	427,115
62,649	*	First Industrial Realty Trust, Inc	836,364
1,693	*	Forest City Enterprises, Inc (Class A)	27,173
540		Franklin Street Properties Corp	6,161
127,745		HCP, Inc	5,659,104
24,857		Health Care REIT, Inc	1,477,252
2,950		Healthcare Realty Trust, Inc	69,295
169,674		Host Marriott Corp	2,453,486
8		Jones Lang LaSalle, Inc	622
266		Kilroy Realty Corp	11,813
3,363		LaSalle Hotel Properties	80,510
8,916		Liberty Property Trust	313,130
13,708		Macerich Co	781,356
873		Medical Properties Trust, Inc	10,022
3,160		Mid-America Apartment Communities, Inc	204,484
540		Piedmont Office Realty Trust, Inc	9,612
3,580		Post Properties, Inc	174,740

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

140		PS Business Parks, Inc	$8,978
64,892		RAIT Investment Trust	362,097
460		Regency Centers Corp	22,089
61,265		Simon Property Group, Inc	9,325,146
23,440		Ventas, Inc	1,483,049
32,399		Vornado Realty Trust	2,598,724
297		Washington Real Estate Investment Trust	7,636

		TOTAL REAL ESTATE	47,646,663

RETAILING - 4.7%
312		Aaron’s, Inc	9,619
3,793		Advance Auto Parts, Inc	269,075
30,005		American Eagle Outfitters, Inc	626,204
7,183	*	Ann Taylor Stores Corp	252,554
11,498	*	Autozone, Inc	4,311,750
2,420	*	Barnes & Noble, Inc	40,753
49,816	*	Bed Bath & Beyond, Inc	2,873,387
50,770		Best Buy Co, Inc	772,212
820		Big 5 Sporting Goods Corp	7,323
160	*	Blue Nile, Inc	6,043
250		Buckle, Inc	11,292
2,000	*	Cabela’s, Inc	89,620
18,674	*	Carmax, Inc	630,248
9		Chico’s FAS, Inc	167
550	*	Express Parent LLC	6,122
15,376		Foot Locker, Inc	515,096
2		GameStop Corp (Class A)	46
120,531		Gap, Inc	4,305,367
1,290	*	Genesco, Inc	73,917
70,894		Genuine Parts Co	4,436,547
8,830		GNC Holdings, Inc	341,456
7,844		HSN, Inc	408,045
11,364		JC Penney Co, Inc	272,850
62,147		Kohl’s Corp	3,311,192
115,435	*	Liberty Media Holding Corp (Interactive A)	2,308,700
1,924	*	Liberty Ventures	109,495
2,000		Lithia Motors, Inc (Class A)	68,400
7,610	*	LKQ Corp	158,973
258,837		Lowe’s Companies, Inc	8,381,142
48,620		Macy’s, Inc	1,850,963
300		Men’s Wearhouse, Inc	9,837
19,391	*	New York & Co, Inc	65,348
15,242		Nordstrom, Inc	865,288
15,969	*	Office Depot, Inc	39,603
1,978	*	O’Reilly Automotive, Inc	169,475
8,760		Petsmart, Inc	581,576
10,219		Pier 1 Imports, Inc	208,468
5,787		RadioShack Corp	12,963
4,030		Ross Stores, Inc	245,628
5,448	*	Sally Beauty Holdings, Inc	131,188
555		Shoe Carnival, Inc	12,976
1,960	*	Shutterfly, Inc	59,310

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,190		Signet Jewelers Ltd	$61,594
137,166		Staples, Inc	1,579,466
2,017	*	Stein Mart, Inc	15,854
141,484		Target Corp	9,019,605
4,015		Tiffany & Co	253,828
195,882		TJX Companies, Inc	8,154,568
10,381	*	Tuesday Morning Corp	61,975
5		Williams-Sonoma, Inc	231

		TOTAL RETAILING	57,997,339

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
16,723	*	Advanced Energy Industries, Inc	197,499
252,672	*	Advanced Micro Devices, Inc	517,978
31,751		Analog Devices, Inc	1,241,782
514,268		Applied Materials, Inc	5,451,241
1,470		Cabot Microelectronics Corp	43,806
5,850	*	Cirrus Logic, Inc	238,446
230	*	Cymer, Inc	18,329
6,040		Cypress Semiconductor Corp	59,856
490	*	Diodes, Inc	7,428
28,539	*	Entegris, Inc	234,305
1,530	*	Integrated Device Technology, Inc	8,323
626,809		Intel Corp	13,554,744
430	*	International Rectifier Corp	6,661
622	*	IXYS Corp	5,921
5,200	*	Lam Research Corp	184,080
6,470	*	Lattice Semiconductor Corp	25,104
10,904	*	LTX-Credence Corp	60,735
761		Micrel, Inc	7,374
4,210		Microchip Technology, Inc	131,983
560	*	Microsemi Corp	10,752
14,711	*	Mindspeed Technologies, Inc	50,164
4,246		MKS Instruments, Inc	100,333
145,307	*	Nvidia Corp	1,739,325
3,320	*	Omnivision Technologies, Inc	47,476
126,272	*	ON Semiconductor Corp	776,573
258		Power Integrations, Inc	7,632
18,114	*	RF Micro Devices, Inc	79,883
3,550	*	Rudolph Technologies, Inc	33,760
15,548	*	Sigma Designs, Inc	92,355
24,937	*	Skyworks Solutions, Inc	583,526
33,452	*	SunPower Corp	144,178
11,248	*	Teradyne, Inc	164,446
276,831		Texas Instruments, Inc	7,776,183
1,460	*	Triquint Semiconductor, Inc	6,862
2,380	*	Ultratech, Inc	73,566

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	33,682,609

SOFTWARE & SERVICES - 9.2%
141,681		Accenture plc	9,550,716
121,502	*	Adobe Systems, Inc	4,131,068
328	*	Advent Software, Inc	7,118

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

6,190	*	AOL, Inc	$212,503
48,235	*	Autodesk, Inc	1,535,802
10,858	*	Blucora, Inc	190,558
27,980		Broadridge Financial Solutions, Inc	642,141
109,924		CA, Inc	2,475,488
1,110	*	Cadence Design Systems, Inc	14,053
47,460	*	Citrix Systems, Inc	2,933,503
102,945	*	Cognizant Technology Solutions Corp (Class A)	6,861,284
19,655	*	Compuware Corp	170,212
717		Convergys Corp	12,053
21,194		Earthlink, Inc	134,370
1,124		Factset Research Systems, Inc	101,778
380		Fair Isaac Corp	17,708
1,790	*	Fortinet, Inc	34,672
2,939		Global Payments, Inc	125,642
29,015	*	Google, Inc (Class A)	19,723,527
570	*	Higher One Holdings, Inc	7,199
20,706	*	Informatica Corp	561,961
115,747		International Business Machines Corp	22,516,264
96,854		Intuit, Inc	5,755,065
360		j2 Global, Inc	10,814
359	*	JDA Software Group, Inc	13,692
3,073	*	Knot, Inc	24,738
7,278	*	Liquidity Services, Inc	300,072
3,657	*	ModusLink Global Solutions, Inc	10,715
300	*	NetSuite, Inc	19,053
3,975	*	NeuStar, Inc (Class A)	145,445
24,762		NIC, Inc	354,097
1,880	*	Nuance Communications, Inc	41,849
1,360	*	OpenTable, Inc	63,879
485,771		Oracle Corp	15,083,190
44,752	*	Salesforce.com, Inc	6,532,897
2,065	*	Seachange International, Inc	18,688
2,310	*	SolarWinds, Inc	116,863
1,976	*	SPS Commerce, Inc	71,630
222,179	*	Symantec Corp	4,041,436
5,470	*	Teradata Corp	373,656
2,810	*	Ultimate Software Group, Inc	284,822
1,550	*	Unisys Corp	26,427
4,120	*	Valueclick, Inc	68,680
446,878	*	Yahoo!, Inc	7,512,019

		TOTAL SOFTWARE & SERVICES	112,829,347

TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
13,768	*	Acme Packet, Inc	227,723
330		Adtran, Inc	5,574
27,724	*	Aruba Networks, Inc	503,745
3,467	*	Avid Technology, Inc	20,351
1,524	*	Benchmark Electronics, Inc	22,586
910		Black Box Corp	19,947
54,492	*	Bookham, Inc	107,349
690	*	Calix Networks, Inc	4,588

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

741,257		Cisco Systems, Inc	$12,705,145
980		Cognex Corp	35,731
180	*	Coherent, Inc	8,217
50,109		Corning, Inc	588,781
28,604	*	Cray, Inc	348,111
488,611		Dell, Inc	4,509,879
1,190	*	DTS, Inc	24,966
381,507	*	EMC Corp	9,316,401
1,110		FEI Co	61,105
22,521	*	Finisar Corp	259,442
13,898	*	Flextronics International Ltd	80,191
8,980	*	Fusion-io, Inc	211,928
334,323		Hewlett-Packard Co	4,630,374
17,236	*	Imation Corp	78,768
2,419	*	Infinera Corp	11,901
11,040	*	Ingram Micro, Inc (Class A)	167,808
5,777		InterDigital, Inc	220,046
6,649	*	Intevac, Inc	33,245
7,022	*	IPG Photonics Corp	372,728
350	*	Itron, Inc	14,371
15,050		Jabil Circuit, Inc	260,967
14,044		Lexmark International, Inc (Class A)	298,575
212		Littelfuse, Inc	11,363
866		Molex, Inc	22,490
112,348		Motorola, Inc	5,806,145
417		National Instruments Corp	9,824
1,478	*	Netgear, Inc	52,484
14,946	*	Oplink Communications, Inc	222,098
500	*	OSI Systems, Inc	39,625
11,622		Plantronics, Inc	377,018
281	*	Plexus Corp	7,562
24,239	*	Polycom, Inc	242,875
53,452	*	Power-One, Inc	215,412
167,422		Qualcomm, Inc	9,806,744
201,595	*	Quantum Corp	211,675
1,340	*	Rackable Systems, Inc	10,345
22,419	*	Radisys Corp	63,670
610	*	Rofin-Sinar Technologies, Inc	11,108
270	*	Scansource, Inc	7,897
15,759	*	ShoreTel, Inc	69,812
12,046	*	STEC, Inc	70,710
3,009	*	Super Micro Computer, Inc	23,801
5,310	*	Synaptics, Inc	122,980
1,993	*	Tech Data Corp	88,310
45,110		Tellabs, Inc	131,721
3,218	*	TTM Technologies, Inc	28,962
2,515	*	Universal Display Corp	82,442
3,451	*	Vishay Precision Group, Inc	45,036
619,564		Xerox Corp	3,989,992

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	56,922,644

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 1.7%
191,032		CenturyTel, Inc	$7,331,808
32,957	*	Cincinnati Bell, Inc	171,706
63,487	*	Crown Castle International Corp	4,237,757
382,747		Frontier Communications Corp	1,806,566
4,950	*	Iridium Communications, Inc	36,580
4,940	*	Level 3 Communications, Inc	101,270
7,710	*	SBA Communications Corp (Class A)	513,717
746,406	*	Sprint Nextel Corp	4,135,089
14,696	*	tw telecom inc (Class A)	374,307
1,645	*	US Cellular Corp	60,849
1,580		USA Mobility, Inc	17,459
5,170	*	Vonage Holdings Corp	11,736
209,253		Windstream Corp	1,996,274

		TOTAL TELECOMMUNICATION SERVICES	20,795,118

TRANSPORTATION - 2.2%
3,460	*	Alaska Air Group, Inc	132,310
158	*	Allegiant Travel Co	11,493
310		Arkansas Best Corp	2,495
6,700	*	Avis Budget Group, Inc	110,751
26,346		CH Robinson Worldwide, Inc	1,589,454
370		Con-Way, Inc	10,771
255,068		CSX Corp	5,221,242
8		Expeditors International Washington, Inc	293
5,480	*	Hawaiian Holdings, Inc	32,496
436		Heartland Express, Inc	6,082
2,360		International Shipholding Corp	39,459
218		J.B. Hunt Transport Services, Inc	12,797
218	*	Kirby Corp	12,531
180		Landstar System, Inc	9,117
89,858		Norfolk Southern Corp	5,512,788
9		Ryder System, Inc	406
576	*	Saia, Inc	13,018
155,656		Southwest Airlines Co	1,372,886
37,860		Union Pacific Corp	4,657,916
118,871		United Parcel Service, Inc (Class B)	8,707,301

		TOTAL TRANSPORTATION	27,455,606

UTILITIES - 4.6%
3,940		American States Water Co	173,439
3,470		American Water Works Co, Inc	127,488
36,709		Atmos Energy Corp	1,320,423
60,675	*	Calpine Corp	1,067,880
64,116		Centerpoint Energy, Inc	1,389,394
4,606		CH Energy Group, Inc	299,528
1,701		Chesapeake Utilities Corp	79,896
94,403		Cleco Corp	4,073,489
101,808		Consolidated Edison, Inc	6,147,167
510		Empire District Electric Co	11,072
77,348		Idacorp, Inc	3,459,003
2,130		Integrys Energy Group, Inc	115,105
3,471		ITC Holdings Corp	276,361

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

5,397		MDU Resources Group, Inc			$117,277
12,624		MGE Energy, Inc			664,527
4,599		New Jersey Resources Corp			204,471
118,792		NextEra Energy, Inc			8,322,568
150,195		NiSource, Inc			3,825,467
79,883		Northeast Utilities			3,139,402
8,144		Northwest Natural Gas Co			378,940
107,604		NV Energy, Inc			2,045,552
36,556		Oneok, Inc			1,729,099
290		Ormat Technologies, Inc			5,519
193,294		Pepco Holdings, Inc			3,840,752
113,428		PG&E Corp			4,822,958
46,806		Piedmont Natural Gas Co, Inc			1,491,707
3,050		Pinnacle West Capital Corp			161,558
1,330		PNM Resources, Inc			29,473
350		Portland General Electric Co			9,590
60,453		Sempra Energy			4,216,597
6,188		SJW Corp			149,997
15,377		South Jersey Industries, Inc			777,922
8,780		TECO Energy, Inc			156,899
270		UNS Energy Corp			11,513
1,260		Vectren Corp			37,258
4,760		Westar Energy, Inc			141,372
14,518		WGL Holdings, Inc			577,381
11,774		Wisconsin Energy Corp			452,946
23,720		Xcel Energy, Inc			670,090

		TOTAL UTILITIES			56,521,080

		TOTAL COMMON STOCKS			1,228,248,215

		(Cost $1,053,605,177)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.2%
TREASURY DEBT - 0.2%
$2,500,000		United States Treasury Bill	0.085%	12/13/12	2,499,752

					2,499,752

		TOTAL SHORT-TERM INVESTMENTS			2,499,752

		(Cost $2,499,752)

		TOTAL INVESTMENTS - 99.8%			1,230,747,967
		(Cost $1,056,104,929)
		OTHER ASSETS & LIABILITIES, NET - 0.2%			2,034,741

		NET ASSETS - 100.0%			$1,232,782,708

		Abbreviation(s):
		REIT Real Estate Investment Trust

	*	Non-income producing.

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CORPORATE BONDS - 0.0%

BRAZIL - 0.0%
$648,819	j,m	PDG Realty S.A. Empreendimentos e Participacoes	0.000%	09/19/16	$191,670

		TOTAL BRAZIL			191,670

		TOTAL CORPORATE BONDS			191,670

		(Cost $144,807)

EQUITY LINKED NOTES - 0.4%

GERMANY - 0.2%
3,156,000	*	Deutsche Bank, Access Engineering Ltd	0.000	09/23/22	474,915
594,000	*	Deutsche Bank, John Keells	0.000	07/05/19	935,787

		TOTAL GERMANY			1,410,702

NIGERIA - 0.2%
13,671,230	*,m	Deutsche Bank, First Bank of Nigeria plc	0.000	04/04/18	1,367,123

		TOTAL NIGERIA			1,367,123

		TOTAL EQUITY LINKED NOTES			2,777,825

		(Cost $2,575,210)

SHARES		COMPANY

COMMON STOCKS - 98.3%

ARGENTINA - 0.2%
15,782	e	Mercadolibre, Inc			1,325,215

		TOTAL ARGENTINA			1,325,215

AUSTRALIA - 0.6%
363,675	e	Fortescue Metals Group Ltd			1,532,392
350,143	e	Pan Australian Resources Ltd			1,207,087
112,768	*	Sandfire Resources NL			984,653

		TOTAL AUSTRALIA			3,724,132

BRAZIL - 12.0%
104,900		Abril Educacao S.A.			1,895,488
178,800		Aliansce Shopping Centers S.A.			2,033,569
268,824		Banco Bradesco S.A. (Preference)			4,235,429
512,700	*	Banco Itau Holding Financeira S.A.			7,497,201

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

265,200		BR Malls Participacoes S.A.	$3,486,295
122,848		BR Properties S.A.	1,608,900
230,792		Brazil Pharma S.A.	1,403,354
117,135		BTG Pactual Participations Ltd	1,845,508
36,400		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,670,308
404,100		Cia de Concessoes Rodoviarias	3,553,446
368,500		Cia Siderurgica Nacional S.A.	2,037,495
90,100		Companhia Brasileira de Meios de Pagamento	2,229,155
154,300		Cosan SA Industria e Comercio	2,959,053
166,100	*	Fertilizantes Heringer S.A.	908,580
665,100		Forjas Taurus S.A. (Preference)	1,083,913
162,300		Gerdau S.A.	1,180,262
245,600		Gol Linhas Aereas Inteligentes S.A.	1,227,365
148,000		Iochpe-Maxion S.A.	1,814,431
179,900		Mills Estruturas e Servicos de	2,758,222
92,500		Multiplan Empreendimentos Imobiliarios S.A.	2,709,805
1,549,519		PDG Realty S.A.	2,609,170
773,745		Petroleo Brasileiro S.A.	8,190,600
216,300		Raia Drogasil S.A.	2,380,200
255,300		Randon Participacoes S.A.	1,350,002
153,400		Souza Cruz S.A.	2,001,477
127,100		Ultrapar Participacoes S.A.	2,665,843
354,700		Vale S.A.	6,540,220

		TOTAL BRAZIL	73,875,291

CAMBODIA - 0.3%
3,302,000		NagaCorp Ltd	1,832,745

		TOTAL CAMBODIA	1,832,745

CHILE - 1.0%
6,698,971		Empresas La Polar S.A.	3,225,920
346,817		Parque Arauco S.A	791,448
177,209		SACI Falabella	1,817,796

		TOTAL CHILE	5,835,164

CHINA - 15.3%
2,366,000		Air China Ltd	1,671,726
716,500	e	Anhui Conch Cement Co Ltd	2,461,008
2,732,000		Beijing Capital International Airport Co Ltd	1,752,858
197,000		Beijing Enterprises Holdings Ltd	1,269,832
1,626,000	*	Brilliance China Automotive Holdings Ltd	2,009,118
		Changsha Zoomlion Heavy Industry Science and Technology
1,280,800	e	Development Co Ltd	1,713,326
10,445,090		China Construction Bank	7,830,326
1,774,000		China Life Insurance Co Ltd	5,216,464
1,366,200	e	China Metal Recycling Holdings Ltd	1,360,737
1,358,000		China Oilfield Services Ltd	2,562,329
1,454,000	e	China Overseas Land & Investment Ltd	3,785,994
917,400		China Pacific Insurance Group Co Ltd	2,860,352
780,000		China Resources Enterprise	2,527,149
894,500		China Shenhua Energy Co Ltd	3,790,174
4,706,000		Chongqing Rural Commercial Bank	2,196,681

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

4,536,000		Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd	$1,835,140
2,629,000		CNOOC Ltd	5,410,418
2,545,000		CPMC Holdings Ltd	1,792,493
397,000	e	Great Wall Motor Co Ltd	1,083,215
64,382	*	Home Inns & Hotels Management, Inc (ADR)	1,896,050
3,578,000		Huaneng Power International, Inc	2,858,537
15,340,834		Industrial & Commercial Bank of China	10,101,923
2,772,500	e	KWG Property Holding Ltd	1,641,718
3,300,000	e	Lenovo Group Ltd	2,642,236
174,997	*,e	Melco PBL Entertainment Macau Ltd (ADR)	2,539,207
517,500	e	Ping An Insurance Group Co of China Ltd	4,072,485
134,982	e	Spreadtrum Communications, Inc (ADR)	3,111,335
255,000	e	Tencent Holdings Ltd	8,969,483
750,000		Xinao Gas Holdings Ltd	3,114,578

		TOTAL CHINA	94,076,892

COLOMBIA - 2.0%
93,346		Almacenes Exito S.A.	1,779,509
20,214,436		Bolsa de Valores de Colombia	355,343
386,159		Cementos Argos S.A.	1,846,718
1,442,134		Ecopetrol S.A.	4,290,742
116,225		Inversiones Argos S.A.	1,328,637
62,444		Inversiones Argos S.A. (Preference)	695,426
71,480		Pacific Rubiales Energy Corp	1,680,308

		TOTAL COLOMBIA	11,976,683

CYPRUS - 0.5%
159,895		Globaltrans Investment plc (GDR)	2,958,058

		TOTAL CYPRUS	2,958,058

EGYPT - 0.2%
34,815		Orascom Construction Industries	1,470,835

		TOTAL EGYPT	1,470,835

HONG KONG - 1.8%
487,200		AIA Group Ltd	1,921,257
22,290	*,m	Asia Pacific Investment Partners Limited	158,186
590,800	e	Esprit Holdings Ltd	763,922
449,000	*	Galaxy Entertainment Group Ltd	1,533,680
1,185,400	e	iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker	1,492,830
1,877,500		Techtronic Industries Co	3,558,825
2,642,000	e	Xinyi Glass Holdings Co Ltd	1,475,085

		TOTAL HONG KONG	10,903,785

INDIA - 6.7%
211,990	*	Cairn India Ltd	1,322,670
776,996	*	DEN Networks Ltd	2,565,033
152,853		Godrej Industries Ltd	855,036
20,125		Grasim Industries Ltd	1,236,569
104,747		Havells India Ltd	1,120,123
82,634		HCL Technologies Ltd	931,257

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

282,437		HDFC Bank Ltd	$3,316,983
155,830		Housing Development Finance Corp	2,199,846
147,299		ICICI Bank Ltd	2,866,623
614,930		Infrastructure Development Finance Co Ltd	1,843,722
611,035		ITC Ltd	3,202,917
92,339		Larsen & Toubro Ltd	2,780,703
158,592		Lupin Ltd	1,667,258
236,147		Phoenix Mills Ltd	881,024
325,833		Power Finance Corp Ltd	1,117,657
135,013		Reliance Industries Ltd	2,014,551
1,300,515	*	SpiceJet Ltd	808,090
79,086		Strides Arcolab Ltd	1,311,004
248,685		Sun Pharmaceuticals Industries Ltd	3,203,211
68,483		Tata Consultancy Services Ltd	1,671,731
2,783,039		Unitech Ltd	1,188,283
45,052		UTI Bank Ltd	984,684
498,274		ZEE Telefilms Ltd	1,749,768

		TOTAL INDIA	40,838,743

INDONESIA - 4.1%
2,221,000	*	PT ACE Hardware Indonesia Tbk	1,614,115
4,653,500		PT Astra International Tbk	3,884,347
2,729,000		PT Bank Mandiri Persero Tbk	2,331,330
1,608,000		PT Excelcomindo Pratama	1,143,905
293,500		PT Indo Tambangraya Megah	1,235,933
1,019,000		PT Indocement Tunggal Prakarsa Tbk	2,261,784
3,441,500		PT Jasa Marga Tbk	2,072,505
53,700,500	*	PT Kawasan Industri Jababeka Tbk	1,139,244
9,925,875		PT Lippo Karawaci Tbk	957,861
13,714,500	*	PT MNC Sky Vision Tbk	3,105,574
3,834,000		PT Modern Internasional Tbk	294,152
2,999,000		PT Sumber Alfaria Trijaya Tbk	1,626,912
3,587,500		PT Summarecon Agung Tbk	653,201
4,297,500		PT Surya Citra Media Tbk	872,475
3,435,000		Tower Bersama Infrastructure	1,784,165

		TOTAL INDONESIA	24,977,503

ITALY - 0.4%
287,100		Prada S.p.A	2,329,458

		TOTAL ITALY	2,329,458

JAPAN - 0.3%
30,200		Uni-Charm Corp	1,633,969

		TOTAL JAPAN	1,633,969

KOREA, REPUBLIC OF - 12.8%
1,803		Amorepacific Corp	2,048,839
111,630		Hynix Semiconductor, Inc	2,541,234
10,053		Hyundai Heavy Industries	2,106,717
31,993		Hyundai Motor Co	6,575,156
24,858		Hyundai Steel Co	1,786,096
13,099		Hyundai Wia Corp	2,112,346

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

44,426		KB Financial Group, Inc	$1,510,735
51,680		Kia Motors Corp	2,865,122
12,051		LG Chem Ltd	3,380,540
46,807		LG Corp	2,854,556
32,283		LG Electronics, Inc	2,245,987
3,896		LG Household & Health Care Ltd	2,288,096
89,350		LG.Philips LCD Co Ltd	2,651,681
17,828		Samsung Electro-Mechanics Co Ltd	1,524,695
27,789		Samsung Electronics Co Ltd	33,347,838
4,704		Samsung Engineering Co Ltd	614,027
11,946		Samsung Fire & Marine Insurance Co Ltd	2,607,870
66,070		Samsung Heavy Industries Co Ltd	2,016,361
65,266		Shinhan Financial Group Co Ltd	2,240,087
8,706		SK Energy Co Ltd	1,279,664

		TOTAL KOREA, REPUBLIC OF	78,597,647

LUXEMBOURG - 0.2%
146,393		O’Key Group S.A. (GDR)	1,420,012

		TOTAL LUXEMBOURG	1,420,012

MACAU - 0.5%
854,400		Sands China Ltd	3,193,839

		TOTAL MACAU	3,193,839

MALAYSIA - 0.4%
1,285,100		TM International BHD	2,750,500

		TOTAL MALAYSIA	2,750,500

MEXICO - 7.2%
1,781,000	e	Alfa S.A. de C.V. (Class A)	3,284,798
470,096		Alpek SAB de C.V.	1,227,118
1,287,706		Alsea SAB de C.V.	2,065,207
2,163,200	e	America Movil S.A. de C.V. (Series L)	2,747,366
605,500		Bolsa Mexicana de Valores S.A. de C.V.	1,340,572
4,667,484	*,e	Cemex S.A. de C.V.	4,231,177
948,500		Compartamos SAB de C.V.	1,272,731
342,400	*	Credito Real SAB de C.V.	569,795
847,800		Fibra Uno Administracion S.A. de C.V.	2,233,779
504,200		Fomento Economico Mexicano S.A. de C.V.	4,540,649
42,948		Fresnillo plc	1,333,329
971,100	*	Genomma Lab Internacional S.A. de C.V.	1,935,674
188,700	e	Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	1,828,923
771,900	*	Grupo Famsa SAB de C.V.	917,272
674,080		Grupo Financiero Banorte S.A. de C.V.	3,745,175
133,135	*	Grupo Financiero Santander Mexico SAB de C.V. (ADR)	1,819,956
69,100	e	Grupo Televisa S.A.	314,101
43,045		Industrias Penoles S.A. de C.V.	2,144,525
779,506	e	Mexichem SAB de C.V.	3,863,002
968,500	e	Wal-Mart de Mexico S.A. de C.V. (Series V)	2,860,233

		TOTAL MEXICO	44,275,382

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

PERU - 1.0%
317,346		Alicorp S.A.	$900,055
44,902		Bolsa de Valores de Lima S.A.	164,603
18,828		Credicorp Ltd (NY)	2,435,214
807,108		Ferreyros S.A.	669,606
284,108		Grana y Montero S.A.	985,580
17,712	*,m	Inretail Peru Corp	342,727
21,898		Intergroup Financial Services Corp	700,736

		TOTAL PERU	6,198,521

PHILIPPINES - 3.5%
2,371,000		Ayala Land, Inc	1,355,183
798,932		Banco de Oro Universal Bank	1,239,678
6,200,700	*	Bloomberry Resorts Corp	2,122,342
651,550		DMCI Holdings, Inc	853,236
72,200		GT Capital Holdings, Inc	927,056
975,640		International Container Term Services, Inc	1,679,533
1,355,443		JG Summit Holdings (Series B)	1,084,693
26,706,000		Megaworld Corp	1,584,529
11,601,000		Metro Pacific Investments Corp	1,164,062
915,949		Metropolitan Bank & Trust	2,112,034
44,520		Philippine Stock Exchange, Inc	399,864
2,400,900		Robinsons Land Corp	1,107,090
350,680		Security Bank Corp	1,376,825
88,646		SM Investments Corp	1,726,631
3,906,575		SM Prime Holdings	1,373,002
737,840		Universal Robina	1,286,736

		TOTAL PHILIPPINES	21,392,494

POLAND - 0.4%
22,603		Powszechny Zaklad Ubezpieczen S.A.	2,644,018

		TOTAL POLAND	2,644,018

RUSSIA - 7.2%
65,626		Eurasia Drilling Co Ltd (GDR)	2,270,660
842,216		Gazprom OAO (ADR)	7,735,742
259,929		LSR Group OJSC (GDR)	1,256,967
107,887		LUKOIL (ADR)	6,547,478
111,820		Magnit OAO (GDR)	3,981,380
61,959		Mail.ru (GDR)	2,070,647
50,034		NovaTek OAO (GDR)	5,728,585
482,373		Rosneft Oil Co (GDR)	3,584,174
83,057	*	Sberbank of Russia (ADR)	967,614
578,348		Sberbank of Russian Federation (ADR)	6,839,222
111,424		TransContainer OAO (GDR)	1,448,512
79,703	*	Yandex NV	1,855,486

		TOTAL RUSSIA	44,286,467

SINGAPORE - 0.9%
235,000		Keppel Corp Ltd	2,044,610
801,000		Petra Foods Ltd	1,717,582
464,000		SembCorp Marine Ltd	1,782,318

		TOTAL SINGAPORE	5,544,510

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 5.5%
91,345		AngloGold Ashanti Ltd	$3,086,120
123,091		Aspen Pharmacare Holdings Ltd	2,246,375
254,417		AVI Ltd	1,677,591
39,836		Capitec Bank Holdings Ltd	877,001
170,069	e	Clicks Group Ltd	1,173,293
87,517		Foschini Ltd	1,270,644
145,790		Imperial Holdings Ltd	3,313,637
463,855		Life Healthcare Group Holdings Pte Ltd	1,754,380
175,340		Mr Price Group Ltd	2,708,769
105,145		MTN Group Ltd	1,899,913
103,271		Naspers Ltd (N Shares)	6,705,971
624,870		Sanlam Ltd	2,792,454
53,919		Sasol Ltd	2,296,953
264,583		Woolworths Holdings Ltd	1,997,595

		TOTAL SOUTH AFRICA	33,800,696

TAIWAN - 6.1%
3,105,282		Advanced Semiconductor Engineering, Inc	2,343,340
2,068,013		Chinatrust Financial Holding Co	1,138,331
989,000		Far EasTone Telecommunications Co Ltd	2,282,959
421,000		Formosa Chemicals & Fibre Corp	996,275
64,410		Formosa International Hotels Corp	688,106
893,860		Fubon Financial Holding Co Ltd	915,789
1,491,190		Hon Hai Precision Industry Co, Ltd	4,521,341
112,000		Largan Precision Co Ltd	2,382,042
223,000		MediaTek, Inc	2,473,711
1,447,298		Mega Financial Holding Co Ltd	1,051,307
772,000		Nan Ya Plastics Corp	1,359,685
345,000		Taiwan Fertilizer Co Ltd	821,067
4,387,000		Taiwan Semiconductor Manufacturing Co Ltd	13,367,450
1,928,000		Vanguard International Semiconductor Corp	1,248,950
1,672,000		WPG Holdings Co Ltd	2,016,691

		TOTAL TAIWAN	37,607,044

THAILAND - 2.5%
280,600		Advanced Info Service PCL	1,802,678
2,767,200		Amata Corp PCL (Foreign)	1,386,665
9,940,700		Jasmine International PCL	1,563,487
301,800		Kasikornbank PCL - NVDR	1,754,920
2,063,800		Krung Thai Bank PCL	1,212,020
1,674,800		LPN Development PCL	989,345
351,500		LPN Development PCL (ADR)	207,640
3,986,110		Minor International PCL (Foreign)	2,373,275
18,370,450		Quality House PCL	1,279,558
10,066,400	*	Raimon Land PCL (ADR)	654,839
347,800		Siam Commercial Bank PCL	1,818,225

		TOTAL THAILAND	15,042,652

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

TURKEY - 2.8%
265,126		Anadolu Hayat Emeklilik AS	$663,011
279,676		Arcelik AS	1,848,440
103,790		Coca-Cola Icecek AS	2,016,717
779,969		Emlak Konut Gayrimenkul Yatiri	1,161,777
340,033		Enka Insaat ve Sanayi AS	903,042
332,942		KOC Holding AS	1,564,222
981,092		Sinpas Gayrimenkul Yatirim Ortakligi AS	689,849
250,886		TAV Havalimanlari Holding AS	1,246,028
520,009	*	Turk Hava Yollari	1,204,504
44,500		Turk Traktor ve Ziraat Makineleri AS	973,436
743,430		Turkiye Garanti Bankasi AS	3,552,079
596,985	*	Yapi ve Kredi Bankasi	1,533,406

		TOTAL TURKEY	17,356,511

UKRAINE - 0.5%
69,263	*	Kernel Holding S.A.	1,448,018
89,939	*,f	MHP SA (GDR) (purchased 11/22/10, cost $1,364,971)	1,367,073

		TOTAL UKRAINE	2,815,091

UNITED KINGDOM - 1.1%
909,902	*	Afren plc	2,029,467
81,165		Antofagasta plc	1,651,229
132,137		Standard Chartered plc (Hong Kong)	3,139,231

		TOTAL UNITED KINGDOM	6,819,927

UNITED STATES - 0.3%
46,908		Southern Copper Corp (NY)	1,787,195

		TOTAL UNITED STATES	1,787,195

		TOTAL COMMON STOCKS	603,290,979

		(Cost $563,267,069)

PREFERRED STOCKS - 1.0%

BRAZIL - 1.0%
144,260		Ambev Cia De Bebidas Das	5,895,266

		TOTAL BRAZIL	5,895,266

PHILIPPINES - 0.0%
1,721,900	*,m	Ayala Land, Inc (Preferred B)	4,180

		TOTAL PHILIPPINES	4,180

		TOTAL PREFERRED STOCKS	5,899,446

		(Cost $5,011,290)

RIGHTS / WARRANTS - 0.0%
HONG KONG - 0.0%
295,400		Esprit Holdings Ltd	77,034

		TOTAL HONG KONG	77,034

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

INDONESIA - 0.0%
1,150,200		PT Modern Internasional Tbk	$22,383

		TOTAL INDONESIA	22,383

SOUTH AFRICA - 0.0%
5,577	e	Capitec Bank Holdings Ltd	19,631

		TOTAL SOUTH AFRICA	19,631

		TOTAL RIGHTS / WARRANTS	119,048

		(Cost $0)

SHORT-TERM INVESTMENTS - 5.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.6%
34,491,367	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	34,491,367

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	34,491,367

		TOTAL SHORT-TERM INVESTMENTS	34,491,367

		(Cost $34,491,367)

		TOTAL INVESTMENTS - 105.3%	646,770,335
		(Cost $605,489,743)
		OTHER ASSETS & LIABILITIES, NET - (5.3)%	(32,782,786)

		NET ASSETS - 100.0%	$613,987,549

		Abbreviation(s):
		ADR American Depositary Receipt
		GDR Global Depositary Receipt
		NVDR Non Voting Depository Receipt

	*	Non-income producing
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $32,918,772.
	j	Zero coupon
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

FINANCIALS	$159,454,741	25.9%
INFORMATION TECHNOLOGY	93,225,518	15.2
CONSUMER DISCRETIONARY	86,415,095	14.1
ENERGY	69,430,482	11.3
INDUSTRIALS	60,943,349	9.9
MATERIALS	55,896,456	9.1
CONSUMER STAPLES	52,847,336	8.6
TELECOMMUNICATION SERVICES	15,974,974	2.6
HEALTH CARE	12,117,903	2.0
UTILITIES	5,973,115	1.0
SHORT - TERM INVESTMENTS	34,491,367	5.6
OTHER ASSETS & LIABILITIES, NET	(32,782,787)	(5.3)

NET ASSETS	$613,987,549	100.0%

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

AUSTRALIA - 8.6%
178,300		Australia & New Zealand Banking Group Ltd	$4,703,776
251,165		BHP Billiton Ltd	8,892,599
141,491		Coca-Cola Amatil Ltd	1,974,050
121,134		Commonwealth Bank of Australia	7,254,171
38,269		Computershare Ltd	344,638
54,555		Crown Ltd	549,854
41,770		CSL Ltd	2,060,125
212,050	e	Iluka Resources Ltd	2,175,052
217,249		Lend Lease Corp Ltd	1,950,406
94,560		National Australia Bank Ltd	2,527,089
136,150		Origin Energy Ltd	1,602,637
12,482	e	Ramsay Health Care Ltd	307,819
672,478		SP AusNet	739,835
339,155		Suncorp-Metway Ltd	3,303,550
110,648		Sydney Airport	389,180
523,016		Tattersall’s Ltd	1,519,005
577,215		Telstra Corp Ltd	2,480,579
5,117		Wesfarmers Ltd	184,464
89,991		Westfield Group	994,771
484,668		Westfield Retail Trust	1,556,303
229,844		Westpac Banking Corp	6,076,594
42,186		Woolworths Ltd	1,286,752
71,099		WorleyParsons Ltd	1,818,132

		TOTAL AUSTRALIA	54,691,381

AUSTRIA - 0.5%
16,684		Andritz AG.	1,005,354
31,529		OMV AG.	1,153,812
12,097		Raiffeisen International Bank Holding AG.	484,554
7,106		Wiener Staedtische Allgemeine Versicherung AG.	305,336

		TOTAL AUSTRIA	2,949,056

BELGIUM - 1.4%
65,538		Ageas	1,670,897
55,124	e	Belgacom S.A.	1,611,612
8,750		Delhaize Group	335,011
51,184		InBev NV	4,280,573
22,875	e	Umicore	1,175,508

		TOTAL BELGIUM	9,073,601

DENMARK - 0.8%
84		AP Moller - Maersk AS (Class A)	556,569
31,318	*	Danske Bank AS	489,929
19,957		Novo Nordisk AS (Class B)	3,199,415

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

154,096		TDC AS	$1,062,447

		TOTAL DENMARK	5,308,360

FINLAND - 0.9%
29,399	e	Kone Oyj (Class B)	2,108,175
90,364		Metso Oyj	3,177,965
29,751	e	Orion Oyj (Class B)	736,144

		TOTAL FINLAND	6,022,284

FRANCE - 8.6%
279,015		AXA S.A.	4,447,136
77,318		Cap Gemini S.A.	3,252,646
23,333		Casino Guichard Perrachon S.A.	2,036,760
41,484		CNP Assurances	586,209
32,524		Edenred	941,215
51,419		Gaz de France	1,180,186
8,372		Imerys S.A.	470,987
73,488		Michelin (C.G.D.E.) (Class B)	6,335,021
26,882		Publicis Groupe S.A.	1,448,873
111,769		Renault S.A.	5,011,604
7,244		Rexel S.A.	131,204
126,734		Sanofi-Aventis	11,130,718
43,716		SCOR	1,167,269
7,262		Societe BIC S.A.	886,134
23,227		Thales S.A.	817,617
124,290		Total S.A.	6,260,513
133,113		Vinci S.A.	5,900,375
121,537		Vivendi Universal S.A.	2,490,462

		TOTAL FRANCE	54,494,929

GERMANY - 8.3%
60,586		Allianz AG.	7,526,317
14,179		Axel Springer AG.	608,417
128,395		BASF AG.	10,650,408
16,310		Bayer AG.	1,422,118
12,537		Brenntag AG.	1,581,904
52,742		Continental AG.	5,308,482
16,378		Daimler AG. (Reg)	767,225
135,630		Deutsche Post AG.	2,688,997
213,832		Deutsche Telekom AG.	2,439,502
20,891		Hannover Rueckversicherung AG.	1,471,839
21,922		Kabel Deutschland Holding AG.	1,581,762
49,602		Muenchener Rueckver AG.	7,981,136
41,459		ProSiebenSat.1 Media AG.	1,156,014
13,243		SAP AG.	965,719
18,373		Siemens AG.	1,851,243
34,803		Suedzucker AG.	1,349,139
19,152		Volkswagen AG.	3,745,287

		TOTAL GERMANY	53,095,509

HONG KONG - 3.2%
111,000		Cheung Kong Holdings Ltd	1,636,091

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

716,000	*	Galaxy Entertainment Group Ltd	$2,445,690
24,000		Hang Lung Group Ltd	141,855
329,500		Hong Kong Electric Holdings Ltd	2,799,940
58,293		Hysan Development Co Ltd	257,148
263,637		Link Real Estate Investment Trust	1,310,105
640,000		Sino Land Co	1,141,796
496,446		Sun Hung Kai Properties Ltd	6,862,836
555,000		Wharf Holdings Ltd	3,784,156

		TOTAL HONG KONG	20,379,617

IRELAND - 0.4%
216,622		James Hardie Industries NV	2,072,130
3,899		Kerry Group plc (Class A)	204,017
10,400		Ryanair Holdings plc (ADR)	335,400

		TOTAL IRELAND	2,611,547

ISRAEL - 0.6%
71,277	*	Bank Leumi Le-Israel	229,744
166,141		Bezeq Israeli Telecommunication Corp Ltd	202,408
34,299		Israel Chemicals Ltd	429,102
3,070	*	Mellanox Technologies Ltd	231,685
31,650	*	Mizrahi Tefahot Bank Ltd	287,397
56,462		Teva Pharmaceutical Industries Ltd	2,277,759

		TOTAL ISRAEL	3,658,095

ITALY - 2.4%
540,744		Banca Intesa S.p.A. RSP	715,428
1,644,173		Enel S.p.A.	6,191,537
356,526		ENI S.p.A.	8,203,987
27,279		Fiat Industrial S.p.A.	295,677

		TOTAL ITALY	15,406,629

JAPAN - 19.3%
16,700		Aisin Seiki Co Ltd	487,712
1,809,000	e	All Nippon Airways Co Ltd	3,831,332
169,000		Amada Co Ltd	858,129
587,000	e	Aozora Bank Ltd	1,655,350
480,000		Asahi Kasei Corp	2,640,602
61,000		Bridgestone Corp	1,424,900
112,800	e	Brother Industries Ltd	1,063,822
27,600		Central Japan Railway Co	2,375,090
200,500		Chubu Electric Power Co, Inc	2,065,996
36,000	e	Chugoku Bank Ltd	495,450
23,300		Citizen Watch Co Ltd	118,253
20,000		Daicel Chemical Industries Ltd	120,078
154,000	e	Daihatsu Motor Co Ltd	2,695,198
17,500	e	Dena Co Ltd	546,190
415,000		Fuji Electric Holdings Co Ltd	841,893
207,000		Hino Motors Ltd	1,600,083
80,300	e	Hitachi Construction Machinery Co Ltd	1,320,180
1,171,000		Hitachi Ltd	6,210,016
80,500		Hokkaido Electric Power Co, Inc	662,953

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

34,300		Honda Motor Co Ltd	$1,031,169
356		Inpex Holdings, Inc	2,028,084
117,500		Isetan Mitsukoshi Holdings Ltd	1,150,157
547,000		Ishikawajima-Harima Heavy Industries Co Ltd	1,151,965
84,000		Isuzu Motors Ltd	444,325
12,000		J Front Retailing Co Ltd	62,402
206		Japan Prime Realty Investment Corp	620,845
55		Japan Retail Fund Investment Corp	100,270
53,300		Japan Tobacco, Inc	1,473,864
156,000	e	Joyo Bank Ltd	754,965
91,900		Kansai Electric Power Co, Inc	706,844
57,100		Komatsu Ltd	1,196,509
20,200		Konami Corp	463,725
223,500		Konica Minolta Holdings, Inc	1,486,917
67,000		Kubota Corp	685,081
125,900		Kuraray Co Ltd	1,463,287
28,100	e	Lawson, Inc	2,065,071
191,000		Marubeni Corp	1,237,658
6,300		Mediceo Paltac Holdings Co Ltd	80,233
173,000	e	Mitsubishi Gas Chemical Co, Inc	854,757
737,200		Mitsubishi UFJ Financial Group, Inc	3,335,069
15,790		Mitsubishi UFJ Lease & Finance Co Ltd	680,813
18,700		Mitsui & Co Ltd	263,581
69,000		Mitsui Trust Holdings, Inc	209,401
2,973,300		Mizuho Financial Group, Inc	4,652,262
95,000		Namco Bandai Holdings, Inc	1,492,738
16,600		Nikon Corp	423,454
128,000		Nippon Electric Glass Co Ltd	651,476
314,000		Nippon Express Co Ltd	1,149,077
56,200		Nippon Telegraph & Telephone Corp	2,569,919
618,700		Nissan Motor Co Ltd	5,174,408
48,300		Nitto Denko Corp	2,194,172
47,300	e	Nomura Research Institute Ltd	1,005,439
1,767		NTT DoCoMo, Inc	2,560,429
460		NTT Urban Development Corp	379,035
123,000	e	Odakyu Electric Railway Co Ltd	1,305,126
22,510	e	ORIX Corp	2,312,001
3,200		Otsuka Corp	260,900
38,400		Resona Holdings, Inc	166,164
48,100	e	Seiko Epson Corp	267,491
70,000		Sekisui Chemical Co Ltd	574,885
303,000		Sekisui House Ltd	3,098,165
158,300		Seven & I Holdings Co Ltd	4,881,876
26,100		Shionogi & Co Ltd	433,310
11,600		Softbank Corp	366,354
50,100		Sumitomo Corp	683,003
96,300		Sumitomo Electric Industries Ltd	1,035,966
253,700		Sumitomo Mitsui Financial Group, Inc	7,752,306
107,000		Sumitomo Rubber Industries, Inc	1,261,443
7,800	e	Taisho Pharmaceutical Holdings Co Ltd	629,934
118,300		Takeda Pharmaceutical Co Ltd	5,498,681
92,400	e	Tanabe Seiyaku Co Ltd	1,331,912

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

206,000	e	Toppan Printing Co Ltd	$1,190,610
115,000		Toray Industries, Inc	671,274
344,000		Toshiba Corp	1,278,197
11,800		Toyoda Gosei Co Ltd	232,379
91,400		Toyota Motor Corp	3,524,123
92,400		Toyota Tsusho Corp	2,018,271
12,800	e	Trend Micro, Inc	358,811
27,600	e	Tsumura & Co	882,609
7,830	e	USS Co Ltd	823,263
67,200	e	West Japan Railway Co	2,933,798
394		Yahoo! Japan Corp	135,593

		TOTAL JAPAN	122,721,073

JERSEY, C.I. - 0.0%
714		Randgold Resources Ltd	85,350

		TOTAL JERSEY, C.I.	85,350

NETHERLANDS - 6.1%
90,741		ASML Holding NV	4,988,236
30,133		Boskalis Westminster	1,149,291
83,010		DSM NV	4,268,696
152,074		European Aeronautic Defence and Space Co	5,412,306
18,806		Heineken Holding NV	955,489
19,988		Heineken NV	1,233,514
369,758		Koninklijke Ahold NV	4,708,700
226,096		Royal Dutch Shell plc (A Shares)	7,757,966
211,391		Royal Dutch Shell plc (B Shares)	7,477,407
10,856		Unilever NV	399,008
15,931		Wolters Kluwer NV	308,220

		TOTAL NETHERLANDS	38,658,833

NEW ZEALAND - 0.1%
235,229		Telecom Corp of New Zealand Ltd	465,018

		TOTAL NEW ZEALAND	465,018

NORWAY - 1.3%
16,342	e	SeaDrill Ltd	662,182
197,063		Telenor ASA	3,875,859
73,202		Yara International ASA	3,449,928

		TOTAL NORWAY	7,987,969

SINGAPORE - 1.7%
375,000		ComfortDelgro Corp Ltd	518,573
4,295,000	e	Golden Agri-Resources Ltd	2,193,608
375,000		Keppel Corp Ltd	3,262,675
270,000		SembCorp Industries Ltd	1,198,275
360,000		SembCorp Marine Ltd	1,382,833
293,000		Singapore Technologies Engineering Ltd	843,276
67,000		United Overseas Bank Ltd	999,155
111,000		United Overseas Land Ltd	513,599

		TOTAL SINGAPORE	10,911,994

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

SPAIN - 2.5%
33,129		Amadeus IT Holding S.A.	$820,682
552,506		Banco Popular Espanol S.A.	863,998
547,782		Banco Santander Central Hispano S.A.	4,124,363
180,755	e	Cintra Concesiones de Infraestructuras de Transporte S.A.	2,557,734
631,954	e	Corp Mapfre S.A.	1,753,061
123,830		Distribuidora Internacional de Alimentacion S.A.	750,181
103,215		Enagas	2,053,214
176,444		Gas Natural SDG S.A.	2,741,353
9,717		Telefonica S.A.	128,253

		TOTAL SPAIN	15,792,839

SWEDEN - 2.8%
62,423		Ericsson (LM) (B Shares)	553,010
26,647		Industrivarden AB	376,362
90,726		Investor AB (B Shares)	2,002,707
389,152		Skandinaviska Enskilda Banken AB (Class A)	3,229,100
140,240		Svenska Handelsbanken (A Shares)	4,812,640
75,581		Swedbank AB (A Shares)	1,403,878
64,420		Swedish Match AB	2,196,387
89,460		TeliaSonera AB	588,130
199,252		Volvo AB (B Shares)	2,688,750

		TOTAL SWEDEN	17,850,964

SWITZERLAND - 8.2%
4,165		Geberit AG.	860,260
263,663		Nestle S.A.	16,739,482
118,667		Novartis AG.	7,155,685
74,551		Roche Holding AG.	14,360,394
1,492		Swiss Prime Site AG.	124,560
101,562		Swiss Re Ltd	7,027,822
3,202		Swisscom AG.	1,332,869
3,433		Syngenta AG.	1,338,490
59,552		Transocean Ltd	2,724,142
2,076		Zurich Financial Services AG.	511,775

		TOTAL SWITZERLAND	52,175,479

UNITED KINGDOM - 20.7%
128,126		Aberdeen Asset Management plc	672,004
51,804		Admiral Group plc	928,303
50,585		Aggreko plc	1,759,344
14,750		AMEC plc	253,077
17,530		ARM Holdings plc	188,895
175,656		AstraZeneca plc (ADR)	8,150,438
822,817		BAE Systems plc	4,152,961
191,521		Balfour Beatty plc	976,256
648,923		Barclays plc	2,399,542
56,196		BG Group plc	1,043,384
321,992		BHP Billiton plc	10,320,233
245,911		BP plc (ADR)	10,547,123
123,589		British American Tobacco plc	6,129,960

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

1,447,468		BT Group plc	$4,974,347
32,357		Croda International plc	1,152,046
354,188		Diageo plc	10,125,703
301,219		Evraz plc	1,149,322
582,786		GKN plc	1,960,142
170,439		GlaxoSmithKline plc	3,819,100
949,917		HSBC Holdings plc	9,365,500
31,731		Imperial Tobacco Group plc	1,200,047
4,615		InterContinental Hotels Group plc	114,183
250,627	*	International Consolidated Airlines	659,746
458,781		J Sainsbury plc	2,630,471
61,310		Johnson Matthey plc	2,230,974
1,508,326		Legal & General Group plc	3,269,631
49,768		London Stock Exchange Group plc	785,271
171,806		Marks & Spencer Group plc	1,093,476
187,236		Melrose plc	729,345
563,552		National Grid plc	6,427,055
57,581		Next plc	3,319,329
31,773		Petrofac Ltd	824,892
328,577		Prudential plc	4,512,541
48,565		Reckitt Benckiser Group plc	2,942,270
249,706		Reed Elsevier plc	2,445,950
35,897		Rio Tinto plc	1,793,285
46,800		Rolls-Royce Group plc	646,747
3,556,800	*,m	Rolls-Royce Holdings plc	5,740
193,487		Sage Group plc	971,794
44,259		Smiths Group plc	756,242
167,000		Standard Chartered plc	3,953,983
501,875		Standard Life plc	2,369,761
155,926		Tate & Lyle plc	1,827,601
188,343		Vodafone Group plc (ADR)	5,126,697
52,245		Xstrata plc	827,632

		TOTAL UNITED KINGDOM	131,532,343

UNITED STATES - 0.6%
75,000	d	iShares MSCI EAFE Index Fund	4,017,750

		TOTAL UNITED STATES	4,017,750

		TOTAL COMMON STOCKS (Cost $609,639,373)	629,890,620

RIGHTS / WARRANTS - 0.0%
SPAIN - 0.0%
580,433		Banco Santander S.A.	114,354

		TOTAL SPAIN	114,354

		TOTAL RIGHTS / WARRANTS	114,354

		(Cost $113,633)

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 4.5%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.5%
28,764,225	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	$28,764,225

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	28,764,225

		TOTAL SHORT-TERM INVESTMENTS	28,764,225

		(Cost $28,764,225)

		TOTAL INVESTMENTS - 103.5%	658,769,199
		(Cost $638,517,231)
		OTHER ASSETS & LIABILITIES, NET - (3.5)%	(22,109,742)

		NET ASSETS - 100.0%	$636,659,457

		Abbreviation(s):
		ADR American Depositary Receipt

	*	Non-income producing
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated to cover margin requirements on open futures contracts.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $27,300,890.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

FINANCIALS	$154,109,431	24.3%
INDUSTRIALS	77,904,710	12.2
CONSUMER STAPLES	74,103,999	11.6
CONSUMER DISCRETIONARY	63,619,252	10.0
HEALTH CARE	63,476,395	10.0
MATERIALS	60,425,912	9.5
ENERGY	52,357,338	8.2
TELECOMMUNICATION SERVICES	32,274,885	5.1
INFORMATION TECHNOLOGY	26,164,138	4.1
UTILITIES	25,568,914	4.0
SHORT - TERM INVESTMENTS	28,764,225	4.5
OTHER ASSETS & LIABILITIES, NET	(22,109,742)	(3.5)

NET ASSETS	$636,659,457	100.0%

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS
GLOBAL NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

CORPORATE BONDS - 0.0%

INDIA - 0.0%
$6,188,400	*,m	Coromandel International Ltd	9.000%	07/23/14	$112,429

		TOTAL INDIA	112,429

		TOTAL CORPORATE BONDS	112,429

		(Cost $112,180)

SHARES		COMPANY

COMMON STOCKS - 96.4%

AUSTRALIA - 5.8%
120,382		BHP Billiton Ltd	4,262,174
1,067,037		Fortescue Metals Group Ltd	4,496,099
346,734		Mineral Resources Ltd	3,116,198
146,249		Monadelphous Group Ltd	3,197,680
138,591		NRW Holdings Ltd	293,956

		TOTAL AUSTRALIA	15,366,107

BRAZIL - 2.0%
301,376		Vale S.A. (Preference)	5,393,771

		TOTAL BRAZIL	5,393,771

CANADA - 10.1%
25,792		Agrium, Inc (Toronto)	2,716,198
55,013		Barrick Gold Corp (Canada)	2,224,756
55,158		Baytex Energy Trust	2,510,069
102,221		Cenovus Energy, Inc (Toronto)	3,605,753
29,652		Crescent Point Energy Corp	1,232,098
105,510	*	Detour Gold Corp	2,972,767
72,600		First Quantum Minerals Ltd	1,631,910
190,577		Potash Corp of Saskatchewan Toronto	7,661,243
47,495		Vermilion Energy Trust	2,270,725

		TOTAL CANADA	26,825,519

CHILE - 2.4%
77,331		CAP S.A.	2,663,472
62,666		Sociedad Quimica y Minera de Chile S.A. (ADR)	3,625,228

		TOTAL CHILE	6,288,700

CHINA - 1.6%
1,538,000		CNOOC Ltd	3,165,167
677,500		Zhaojin Mining Industry Co Ltd	1,139,052

		TOTAL CHINA	4,304,219

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES	COMPANY	VALUE

COLOMBIA - 1.0%
44,806	Ecopetrol S.A. (ADR)	$2,652,963

	TOTAL COLOMBIA	2,652,963

FRANCE - 0.5%
26,255	Total S.A.	1,322,470

	TOTAL FRANCE	1,322,470

INDIA - 3.0%
222,130	Coromandel International Ltd	1,168,562
533,290	Engineers India Ltd	2,314,283
487,281	ITC Ltd	2,554,224
92,455	Kaveri Seed Co Ltd	1,885,221

	TOTAL INDIA	7,922,290

INDONESIA - 4.1%
577,500	PT Astra Agro Lestari Tbk	1,254,743
2,493,000	PT Charoen Pokphand Indonesia Tbk	807,199
592,500	PT Indo Tambangraya Megah	2,495,026
5,275,500	PT Perusahaan Gas Negara	2,544,405
5,647,000	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	1,360,686
1,458,000	PT Tambang Batubara Bukit Asam Tbk	2,418,044

	TOTAL INDONESIA	10,880,103

ISRAEL - 0.6%
115,283	Israel Chemicals Ltd	1,442,262

	TOTAL ISRAEL	1,442,262

ITALY - 0.8%
45,093	Saipem S.p.A.	2,031,849

	TOTAL ITALY	2,031,849

KOREA, REPUBLIC OF - 0.2%
1,370	Korea Zinc Co Ltd	561,211

	TOTAL KOREA, REPUBLIC OF	561,211

MALAYSIA - 1.6%
589,200	Genting Plantations BHD	1,737,037
372,700	Kuala Lumpur Kepong BHD	2,616,999

	TOTAL MALAYSIA	4,354,036

MEXICO - 2.1%
116,813	Fresnillo plc	3,626,483
39,499	Industrias Penoles S.A. de C.V.	1,967,861

	TOTAL MEXICO	5,594,344

NETHERLANDS - 0.9%
33,795	Koninklijke Vopak NV	2,352,815

	TOTAL NETHERLANDS	2,352,815

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

NORWAY - 1.1%
60,024		Yara International ASA	$2,828,864

		TOTAL NORWAY	2,828,864

PERU - 0.6%
10,831		Cia de Minas Buenaventura S.A. (ADR) (Series B)	387,316
1,273,048		Volcan Cia Minera S.A.	1,242,837

		TOTAL PERU	1,630,153

POLAND - 1.2%
61,155		KGHM Polska Miedz S.A.	3,081,903

		TOTAL POLAND	3,081,903

RUSSIA - 2.0%
25,460		NovaTek OAO (GDR)	2,915,013
60,579		Uralkali (GDR)	2,381,496

		TOTAL RUSSIA	5,296,509

SINGAPORE - 0.9%
4,660,000		Golden Agri-Resources Ltd	2,380,027

		TOTAL SINGAPORE	2,380,027

SOUTH AFRICA - 1.3%
33,918		AngloGold Ashanti Ltd	1,145,931
24,405		Assore Ltd	1,007,651
11,223		Kumba Iron Ore Ltd	701,937
16,311		Sasol Ltd	694,850

		TOTAL SOUTH AFRICA	3,550,369

SPAIN - 0.8%
43,621		Tecnicas Reunidas S.A.	2,148,685

		TOTAL SPAIN	2,148,685

SWEDEN - 0.5%
80,333		Boliden AB	1,407,730

		TOTAL SWEDEN	1,407,730

SWITZERLAND - 4.8%
32,721		Syngenta AG.	12,757,573

		TOTAL SWITZERLAND	12,757,573

TURKEY - 1.7%
200,439		Koza Altin Isletmeleri AS	4,367,331

		TOTAL TURKEY	4,367,331

UKRAINE - 1.2%
149,426	*	Kernel Holding S.A.	3,123,913

		TOTAL UKRAINE	3,123,913

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

UNITED ARAB EMIRATES - 1.1%

315,307		Dragon Oil plc	$2,830,809

		TOTAL UNITED ARAB EMIRATES	2,830,809

UNITED KINGDOM - 10.8%
173,126		Antofagasta plc	3,522,092
270,270		BHP Billiton plc	8,662,480
63,918		Croda International plc	2,275,751
101,756		Petrofac Ltd	2,641,795
180,881		Rio Tinto plc	9,036,166
106,040		Victrex plc	2,444,253

		TOTAL UNITED KINGDOM	28,582,537

UNITED STATES - 31.7%
47,968		Alliance Holdings GP LP	2,362,904
140,000	*	Alpha Natural Resources, Inc	1,199,800
60,835		Ball Corp	2,605,563
29,365		CF Industries Holdings, Inc	6,025,404
24,840		Chevron Corp	2,737,616
26,628		Cimarex Energy Co	1,522,589
76,781		Cleveland-Cliffs, Inc	2,784,847
30,488	*	Concho Resources, Inc	2,625,627
44,460	*	Continental Resources, Inc	3,194,896
19,884		Core Laboratories NV	2,061,175
32,578		Deere & Co	2,783,464
107,409		Exxon Mobil Corp	9,792,479
44,600		FMC Corp	2,386,992
413,110	*	Graphic Packaging Holding Co	2,445,611
45,200		Holly Corp	1,746,076
35,100		International Paper Co	1,257,633
34,288		Joy Global, Inc	2,141,286
216,326	*	Kodiak Oil & Gas Corp	1,998,852
78,020		Monsanto Co	6,715,181
11,843		NewMarket Corp	3,213,124
59,446	*	Oasis Petroleum, Inc	1,745,929
49,822		Occidental Petroleum Corp	3,933,945
79,952		Packaging Corp of America	2,819,907
18,226		Pioneer Natural Resources Co	1,925,577
18,047		Praxair, Inc	1,916,772
54,243		Rayonier, Inc	2,658,450
26,417	*	Rosetta Resources, Inc	1,216,239
12,676		Sherwin-Williams Co	1,807,344
95,930		Southern Copper Corp (NY)	3,654,933
19,410		Walter Energy, Inc	678,573

		TOTAL UNITED STATES	83,958,788

		TOTAL COMMON STOCKS	255,237,850

		(Cost $244,043,802)

TIAA-CREF FUNDS - Global Natural Resources Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 2.3%
TREASURY DEBT - 2.3%
$6,000,000		United States Treasury Bill	0.085%	12/13/12	$5,999,405

		TOTAL TREASURY DEBT			5,999,405

		TOTAL SHORT-TERM INVESTMENTS			5,999,405

		(Cost $5,999,405)

		TOTAL INVESTMENTS - 98.7%			261,349,684
		(Cost $250,155,387)
		OTHER ASSETS & LIABILITIES, NET - 1.3%			3,513,075

		NET ASSETS - 100.0%			$264,862,759

		Abbreviation(s):
		ADR American Depositary Receipt
		GDR Global Depositary Receipt

	*	Non-income producing.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS
GLOBAL NATURAL RESOURCES FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

MATERIALS	$143,228,674	54.0%
ENERGY	72,999,019	27.6
CONSUMER STAPLES	17,720,049	6.7
INDUSTRIALS	16,199,683	6.1
FINANCIALS	2,658,449	1.0
UTILITIES	2,544,405	1.0
SHORT - TERM INVESTMENTS	5,999,405	2.3
OTHER ASSETS & LIABILITIES, NET	3,513,075	1.3

NET ASSETS	$264,862,759	100.0%

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

BELGIUM - 1.3%
659,910		UCB S.A.	$38,543,736

		TOTAL BELGIUM	38,543,736

CHINA - 3.2%
26,806,500	e	Anhui Conch Cement Co Ltd	92,073,964

		TOTAL CHINA	92,073,964

FRANCE - 10.3%
212,736		Atos Origin S.A.	14,283,524
2,538,942		BNP Paribas	128,076,828
649,486		Compagnie Generale d’Optique Essilor International S.A.	58,566,434
1,218,669		Lafarge S.A.	71,449,861
199,326		Nexity	6,145,784
68,963		Societe BIC S.A.	8,415,102
105,846	e	Technip S.A.	11,938,457

		TOTAL FRANCE	298,875,990

GERMANY - 18.2%
2,115,245		Bayer AG.	184,434,652
412,929		Beiersdorf AG.	30,040,463
430,837		Continental AG.	43,363,743
1,229,100		Henkel KGaA (Preference)	98,275,861
1,516,137		Lanxess AG.	125,427,861
354,740		Merck KGaA	45,372,612

		TOTAL GERMANY	526,915,192

HONG KONG - 1.6%
10,563,200		AIA Group Ltd	41,655,627
6,134,000		Trinity Ltd	4,279,374

		TOTAL HONG KONG	45,935,001

INDIA - 2.6%
6,363,461		HDFC Bank Ltd	74,733,461

		TOTAL INDIA	74,733,461

ITALY - 0.3%
171,633		Saipem S.p.A.	7,733,626

		TOTAL ITALY	7,733,626

JAPAN - 10.5%
2,951,600		Asics Corp	42,894,833
391,300	e	Daikin Industries Ltd	10,832,035
365,558		Denso Corp	11,477,457

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

6,450	*	Fanuc Ltd	$1,027,586
83,200		Fast Retailing Co Ltd	18,526,130
6,601,000		Hitachi Ltd	35,006,250
1,720,200	e	JS Group Corp	38,030,640
47,297		Kao Corp	1,328,647
35,330		Komatsu Ltd	740,327
44,057		Mitsubishi Corp	786,547
329,984		Mitsubishi Electric Corp	2,466,526
495,000		Mitsubishi Heavy Industries Ltd	2,084,979
1,694,947		Mitsubishi UFJ Financial Group, Inc	7,667,886
33,000		Mitsui Trust Holdings, Inc	100,148
79,947		Nomura Holdings, Inc	288,997
2,802,175	*,e	Olympus Corp	48,960,456
908,150		Shin-Etsu Chemical Co Ltd	51,276,995
31,750	*,e	Sony Corp	375,932
100,150		Sumitomo Corp	1,365,324
20,000		Sumitomo Metal Mining Co Ltd	263,396
16,000		Suruga Bank Ltd	192,144
689,100	*	Toyota Motor Corp	26,569,730
79,100		United Arrows Ltd	2,026,711

		TOTAL JAPAN	304,289,676

MACAU - 0.7%
5,659,600	e	Sands China Ltd	21,156,195

		TOTAL MACAU	21,156,195

NETHERLANDS - 0.0%
20,738		Royal Dutch Shell plc (A Shares)	711,577

		TOTAL NETHERLANDS	711,577

SWEDEN - 5.9%
1,216,365		Assa Abloy AB (Class B)	40,524,054
5,740,193	e	SKF AB (B Shares)	129,543,315

		TOTAL SWEDEN	170,067,369

SWITZERLAND - 15.7%
2,486,244	e	Adecco S.A.	120,563,952
111,528		Burckhardt Compression Holding AG.	31,966,053
7,193,599	e	Clariant AG.	77,086,446
19,180		Givaudan S.A.	19,185,510
1,928,342		Holcim Ltd	131,602,020
99,204		Nestle S.A.	6,298,281
322,521		Swatch Group AG. Reg	23,458,743
2,794,751		UBS AG. (Switzerland)	41,931,297

		TOTAL SWITZERLAND	452,092,302

UNITED KINGDOM - 28.8%
158,806	*	Afren plc	354,205
2,574,043		Barclays plc	9,518,117
405,055		BG Group plc	7,520,607
3,713,803	e	British Sky Broadcasting plc	42,503,940

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

3,127,427		Carnival plc			$124,573,057
2,015,272		Compass Group plc			22,143,832
4,468,604		Drax Group plc			40,556,190
7,481,488		Filtrona plc			69,310,229
845,415		Imperial Tobacco Group plc			31,973,080
97,455,975	*	Lloyds TSB Group plc			64,174,919
1,137,421		Reckitt Benckiser Group plc			68,909,691
8,437,031		Reed Elsevier plc			82,643,406
45,284		Rio Tinto plc			2,262,226
13,619,501		Tate & Lyle plc			159,633,475
1,626,950		Tullow Oil plc			36,962,277
1,538,100		Wolseley plc			67,426,211

		TOTAL UNITED KINGDOM			830,465,462

		TOTAL COMMON STOCKS			2,863,593,551

		(Cost $2,662,704,427)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 5.6%
TREASURY DEBT - 0.6%
$17,200,000		United States Treasury Bill	0.095%	11/01/12	17,200,000

		TOTAL TREASURY DEBT			17,200,000

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.0%
144,211,707	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			144,211,707

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			144,211,707

		TOTAL SHORT-TERM INVESTMENTS			161,411,707

		(Cost $161,411,707)

		TOTAL INVESTMENTS - 104.7%			3,025,005,258
		(Cost $2,824,116,134)
		OTHER ASSETS & LIABILITIES, NET - (4.7)%			(136,974,415)

		NET ASSETS - 100.0%			$2,888,030,843

	*	Non-income producing.
	a	Affiliated holding.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $137,908,409.

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

MATERIALS	$639,938,508	22.0%
CONSUMER DISCRETIONARY	472,138,867	16.4
INDUSTRIALS	455,772,651	15.8
CONSUMER STAPLES	396,459,498	13.7
HEALTH CARE	375,877,890	13.0
FINANCIALS	368,339,424	12.8
ENERGY	65,220,749	2.3
INFORMATION TECHNOLOGY	49,289,774	1.7
UTILITIES	40,556,190	1.4
SHORT - TERM INVESTMENTS	161,411,707	5.6
OTHER ASSETS & LIABILITIES, NET	(136,974,415)	(4.7)

NET ASSETS	$2,888,030,843	100.0%

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.9%
7,254	e	Allison Transmission Holdings, Inc	$146,458
18,110	*	American Axle & Manufacturing Holdings, Inc	196,856
31,835	*	BorgWarner, Inc	2,095,380
17,353		Cooper Tire & Rubber Co	349,316
41,129		Dana Holding Corp	541,258
91,192	*	Delphi Automotive plc	2,867,076
7,535	*	Dorman Products, Inc	230,194
5,297	*	Drew Industries, Inc	167,756
30,726	*	Exide Technologies	93,714
3,909	*	Federal Mogul Corp (Class A)	29,474
1,032,701		Ford Motor Co	11,524,943
5,212	*	Fuel Systems Solutions, Inc	84,799
212,421	*	General Motors Co	5,416,736
40,026		Gentex Corp	689,248
6,941	*	Gentherm, Inc	83,431
68,371	*	Goodyear Tire & Rubber Co	780,113
64,414		Harley-Davidson, Inc	3,011,999
187,623		Johnson Controls, Inc	4,831,292
27,699		Lear Corp	1,179,977
15,454	*	Modine Manufacturing Co	105,087
1,282		Shiloh Industries, Inc	14,589
7,496		Spartan Motors, Inc	35,231
4,425		Standard Motor Products, Inc	83,102
11,064	*	Stoneridge, Inc	54,988
5,271		Superior Industries International, Inc	90,081
16,830	*	Tenneco, Inc	514,157
18,142	*,e	Tesla Motors, Inc	510,334
11,885		Thor Industries, Inc	451,987
1,939	*	Tower International, Inc	13,728
28,018	*	TRW Automotive Holdings Corp	1,303,117
14,588	*	Visteon Corp	643,331
6,575	*	Winnebago Industries, Inc	82,845

		TOTAL AUTOMOBILES & COMPONENTS	38,222,597

BANKS - 3.3%
3,421		1st Source Corp	75,980
6,122	*	1st United Bancorp, Inc	36,793
1,703		Access National Corp	22,463
1,066		Alliance Financial Corp	48,268
1,815		American National Bankshares, Inc	38,097
5,344	*	Ameris Bancorp	57,020
1,599		Ames National Corp	31,628
6,727		Apollo Residential Mortgage	149,138
2,317	e	Arrow Financial Corp	56,535

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

48,292		Associated Banc-Corp	$622,484
24,159	e	Astoria Financial Corp	242,315
2,070		Bancfirst Corp	90,997
7,763		Banco Latinoamericano de Exportaciones S.A. (Class E)	174,667
26,197		Bancorpsouth, Inc	370,688
10,340		Bank Mutual Corp	46,633
13,144		Bank of Hawaii Corp	580,439
1,429		Bank of Kentucky Financial Corp	35,925
1,195		Bank of Marin Bancorp	44,609
8,701		Bank of the Ozarks, Inc	284,871
4,737		BankFinancial Corp	38,038
10,687		BankUnited	253,389
4,709		Banner Corp	136,514
940		Bar Harbor Bankshares	33,332
194,186		BB&T Corp	5,621,685
19,894	*	BBCN Bancorp, Inc	237,335
7,475	*	Beneficial Mutual Bancorp, Inc	70,863
6,760		Berkshire Hills Bancorp, Inc	158,725
2,920	*	BofI Holding, Inc	82,110
7,138		BOK Financial Corp	418,644
21,631		Boston Private Financial Holdings, Inc	199,438
2,073		Bridge Bancorp, Inc	41,460
2,225	*	Bridge Capital Holdings	33,264
21,575		Brookline Bancorp, Inc	182,956
2,439		Bryn Mawr Bank Corp	55,219
1,911	*	BSB Bancorp, Inc	24,633
772		C&F Financial Corp	30,301
1,724		Camden National Corp	60,168
1,708	*	Cape Bancorp, Inc	15,133
2,563	*	Capital City Bank Group, Inc	26,014
64,573		CapitalSource, Inc	510,772
45,544		Capitol Federal Financial	542,429
8,102		Cardinal Financial Corp	129,389
21,773		Cathay General Bancorp	385,164
1,892		Center Bancorp, Inc	21,550
7,103		Centerstate Banks of Florida, Inc	61,583
5,162	*	Central Pacific Financial Corp	74,178
469		Century Bancorp, Inc	15,341
1,114		Charter Financial Corp	10,884
8,631		Chemical Financial Corp	203,001
55,761	*	CIT Group, Inc	2,075,424
2,739		Citizens & Northern Corp	50,863
11,031	*	Citizens Republic Bancorp, Inc	200,102
4,484	e	City Holding Co	157,478
12,956		City National Corp	662,052
948		Clifton Savings Bancorp, Inc	10,485
2,639		CNB Financial Corp	45,338
10,858		CoBiz, Inc	77,418
10,986		Columbia Banking System, Inc	194,562
54,735		Comerica, Inc	1,631,650
21,417		Commerce Bancshares, Inc	815,559
10,952		Community Bank System, Inc	302,166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,202		Community Trust Bancorp, Inc	$142,532
14,770		Cullen/Frost Bankers, Inc	816,781
24,408	e	CVB Financial Corp	264,095
8,776		Dime Community Bancshares	127,252
44,493	*	Doral Financial Corp	42,264
5,123	*	Eagle Bancorp, Inc	106,866
40,078		East West Bancorp, Inc	853,261
883		Enterprise Bancorp, Inc	15,073
3,572		Enterprise Financial Services Corp	50,008
2,802		ESB Financial Corp	37,799
3,324		ESSA Bancorp, Inc	33,506
6,814		EverBank Financial Corp	103,845
4,326		Farmers National Banc Corp	26,778
3,119		Federal Agricultural Mortgage Corp (Class C)	87,862
2,127	e	Fidelity Southern Corp	20,824
255,802		Fifth Third Bancorp	3,716,803
3,177		Financial Institutions, Inc	60,490
3,390		First Bancorp (NC)	35,425
16,814	*,e	First Bancorp (Puerto Rico)	71,291
1,972		First Bancorp, Inc	32,499
17,332		First Busey Corp	81,807
8,824	*	First California Financial Group, Inc	59,562
1,508		First Citizens Bancshares, Inc (Class A)	254,475
29,148		First Commonwealth Financial Corp	190,919
3,570		First Community Bancshares, Inc	53,479
4,020		First Connecticut Bancorp	55,034
2,187		First Defiance Financial Corp	38,710
16,208		First Financial Bancorp	254,466
9,121	e	First Financial Bankshares, Inc	330,454
3,323		First Financial Corp	101,651
5,545		First Financial Holdings, Inc	78,184
3,948	*	First Financial Northwest, Inc	31,189
70,483		First Horizon National Corp	656,197
3,538		First Interstate Bancsystem, Inc	53,176
9,578		First Merchants Corp	140,892
20,787		First Midwest Bancorp, Inc	257,135
97,978		First Niagara Financial Group, Inc	811,258
1,843		First of Long Island Corp	55,272
2,275		First Pactrust Bancorp, Inc	26,754
28,344		First Republic Bank	973,616
30,407		FirstMerit Corp	421,441
8,663		Flushing Financial Corp	134,710
38,712		FNB Corp	415,380
2,241	e	FNB United Corp	26,825
3,271		Fox Chase Bancorp, Inc	50,897
3,116	*	Franklin Financial Corp	53,689
55,725		Fulton Financial Corp	541,647
2,829		German American Bancorp, Inc	63,794
19,897		Glacier Bancorp, Inc	288,506
3,176		Great Southern Bancorp, Inc	90,103
17,224	*	Guaranty Bancorp	31,520
3,132	*,e	Hampton Roads Bankshares, Inc	3,790

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,116		Hancock Holding Co	$667,054
9,413	*	Hanmi Financial Corp	116,815
4,887	e	Heartland Financial USA, Inc	140,257
4,681	*	Heritage Commerce Corp	30,848
3,512		Heritage Financial Corp	48,571
1,913		Heritage Financial Group	25,596
4,445	*	Heritage Oaks Bancorp	24,181
290		Hingham Institution for Savings	19,705
1,663	*	Home Bancorp, Inc	31,447
7,039		Home Bancshares, Inc	243,831
3,716		Home Federal Bancorp, Inc	42,437
7,971		Home Loan Servicing Solutions Ltd	154,637
1,638	*	HomeStreet, Inc	73,350
6,769	*	HomeTrust Bancshares, Inc	92,397
842		Horizon Bancorp	24,418
146,762		Hudson City Bancorp, Inc	1,245,276
5,076		Hudson Valley Holding Corp	81,774
240,332		Huntington Bancshares, Inc	1,535,721
8,626		IBERIABANK Corp	429,489
6,763	e	Independent Bank Corp	199,576
14,767		International Bancshares Corp	268,021
13,613	*	Investors Bancorp, Inc	244,898
2,839		Kearny Financial Corp	26,829
265,608		Keycorp	2,236,419
2,245		K-Fed Bancorp	34,640
6,362		Lakeland Bancorp, Inc	63,175
5,453		Lakeland Financial Corp	145,541
35,186	e	M&T Bank Corp	3,662,863
4,524		MainSource Financial Group, Inc	56,640
15,099		MB Financial, Inc	305,906
1,986	*,e	Mercantile Bank Corp	32,829
1,076		Merchants Bancshares, Inc	31,505
1,230	*	Meridian Interstate Bancorp, Inc	20,775
3,678	*	MetroCorp Bancshares, Inc	37,295
58,167	*,e	MGIC Investment Corp	100,047
1,255		Middleburg Financial Corp	21,159
1,720		Midsouth Bancorp, Inc	26,660
1,622		MidWestOne Financial Group, Inc	32,764
903	*,e	NASB Financial, Inc	20,679
1,560		National Bankshares, Inc	49,140
33,018		National Penn Bancshares, Inc	294,851
5,347	*,e	Nationstar Mortgage Holdings, Inc	193,187
9,882		NBT Bancorp, Inc	210,190
122,107	*,e	New York Community Bancorp, Inc	1,692,403
3,828		Northfield Bancorp, Inc	62,167
1,466		Northrim BanCorp, Inc	33,029
27,081		Northwest Bancshares, Inc	322,264
3,289		OceanFirst Financial Corp	45,849
29,949	*	Ocwen Financial Corp	1,155,133
28,071		Old National Bancorp	344,431
2,658	*,e	OmniAmerican Bancorp, Inc	60,842
12,393		Oriental Financial Group, Inc	145,989

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,189		Oritani Financial Corp	$201,528
1,555	*	Pacific Capital Bancorp	71,390
4,142		Pacific Continental Corp	38,479
2,422	*	Pacific Mercantile Bancorp	17,366
8,411		PacWest Bancorp	189,247
3,257	e	Park National Corp	216,753
7,195	*	Park Sterling Bank	35,975
2,034		Peapack Gladstone Financial Corp	31,507
856		Penns Woods Bancorp, Inc	34,694
3,112	*	Pennsylvania Commerce Bancorp, Inc	40,394
2,371		Peoples Bancorp, Inc	50,502
1,513	e	Peoples Federal Bancshares, Inc	25,797
98,845		People’s United Financial, Inc	1,189,105
9,585	*	Pinnacle Financial Partners, Inc	187,387
146,929		PNC Financial Services Group, Inc	8,549,798
28,560	*	Popular, Inc	552,065
2,733	*	Preferred Bank	38,836
16,730		PrivateBancorp, Inc	270,357
13,731		Prosperity Bancshares, Inc	574,780
2,161		Provident Financial Holdings, Inc	31,918
18,228		Provident Financial Services, Inc	273,420
11,271		Provident New York Bancorp	102,904
40,109	e	Radian Group, Inc	188,111
393,564		Regions Financial Corp	2,566,037
5,627		Renasant Corp	103,593
3,437		Republic Bancorp, Inc (Class A)	74,308
9,091		Rockville Financial, Inc	120,819
2,458		Roma Financial Corp	21,655
8,004		S&T Bancorp, Inc	140,630
2,704	e	S.Y. Bancorp, Inc	63,760
6,706		Sandy Spring Bancorp, Inc	128,219
4,181		SCBT Financial Corp	165,902
16,300	*,e	Seacoast Banking Corp of Florida	26,080
2,439		SI Financial Group, Inc	26,829
2,993		Sierra Bancorp	33,671
13,781	*	Signature Bank	981,758
4,933		Simmons First National Corp (Class A)	122,782
5,080		Southside Bancshares, Inc	103,683
3,761	*	Southwest Bancorp, Inc	40,581
8,805		State Bank & Trust Co	133,572
5,159		StellarOne Corp	70,781
9,588		Sterling Bancorp	91,565
7,430		Sterling Financial Corp	157,962
2,177	*	Suffolk Bancorp	32,699
8,454	*	Sun Bancorp, Inc	26,123
149,916		SunTrust Banks, Inc	4,077,715
52,144		Susquehanna Bancshares, Inc	540,733
12,252	*	SVB Financial Group	693,341
218,837		Synovus Financial Corp	536,151
5,211	*	Taylor Capital Group, Inc	97,341
45,096		TCF Financial Corp	515,898
2,808		Territorial Bancorp, Inc	63,461

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,115	*	Texas Capital Bancshares, Inc	$527,629
23,893	*	TFS Financial Corp	213,842
8,865	*	The Bancorp, Inc	100,795
3,672		Tompkins Trustco, Inc	148,643
7,298	e	TowneBank	113,630
3,233	*	Tree.com, Inc	46,717
3,154		Trico Bancshares	52,987
25,913		Trustco Bank Corp NY	144,594
17,970		Trustmark Corp	421,756
9,471		UMB Financial Corp	421,744
31,024		Umpqua Holdings Corp	375,080
4,196		Union Bankshares Corp	65,877
14,166	e	United Bankshares, Inc	337,576
12,208	*	United Community Banks, Inc	106,210
5,108		United Financial Bancorp, Inc	78,510
3,769		Univest Corp of Pennsylvania	63,771
526,472		US Bancorp	17,484,135
54,771	e	Valley National Bancorp	533,470
9,330		ViewPoint Financial Group	194,064
5,266	*	Virginia Commerce Bancorp	48,237
2,418	*	Walker & Dunlop, Inc	40,163
3,444		Washington Banking Co	47,079
29,632		Washington Federal, Inc	497,225
4,137		Washington Trust Bancorp, Inc	111,658
20,027		Webster Financial Corp	440,594
1,361,887		Wells Fargo & Co	45,881,973
6,396		WesBanco, Inc	140,712
3,498		West Bancorporation, Inc	38,163
4,337		West Coast Bancorp	95,501
8,079	e	Westamerica Bancorporation	356,445
20,230	*	Western Alliance Bancorp	207,560
6,309		Westfield Financial, Inc	45,993
17,668	*	Wilshire Bancorp, Inc	115,019
10,054		Wintrust Financial Corp	371,495
2,416		WSFS Financial Corp	102,330
51,183		Zions Bancorporation	1,098,899

		TOTAL BANKS	145,123,483

CAPITAL GOODS - 8.0%
192,782		3M Co	16,887,703
10,810		A.O. Smith Corp	656,924
5,460	e	Aaon, Inc	114,551
11,167		AAR Corp	168,510
19,307	*	Accuride Corp	51,550
8,571		Aceto Corp	85,881
20,227		Actuant Corp (Class A)	571,210
11,771		Acuity Brands, Inc	761,584
31,404	*	Aecom Technology Corp	674,244
10,891	*	Aegion Corp	201,157
3,805	*	Aerovironment, Inc	83,672
26,999	*	AGCO Corp	1,228,724
18,693	*,e	Air Lease Corp	389,188

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,305		Aircastle Ltd	$181,475
2,246		Alamo Group, Inc	75,241
7,629		Albany International Corp (Class A)	167,609
9,171		Alliant Techsystems, Inc	525,407
6,044		Altra Holdings, Inc	108,913
6,252	*	Ameresco, Inc	69,147
2,188	*	American Railcar Industries, Inc	64,283
2,041		American Science & Engineering, Inc	129,767
18,689	*,e	American Superconductor Corp	67,094
3,212	*	American Woodmark Corp	73,876
66,948		Ametek, Inc	2,380,001
3,388		Ampco-Pittsburgh Corp	59,832
7,473	*,e	API Technologies Corp	19,729
7,810		Apogee Enterprises, Inc	159,090
11,709		Applied Industrial Technologies, Inc	475,268
3,210		Argan, Inc	57,106
5,852		Armstrong World Industries, Inc	303,134
29,303	*	ArvinMeritor, Inc	129,519
5,479	*	Astec Industries, Inc	157,795
3,373	*	Astronics Corp	78,287
347	*	Astronics Corp (Class B)	7,928
6,938		AZZ, Inc	273,635
32,867	*	Babcock & Wilcox Co	846,983
15,070		Barnes Group, Inc	344,802
27,125	*	BE Aerospace, Inc	1,223,066
12,939	*	Beacon Roofing Supply, Inc	418,447
12,571		Belden CDT, Inc	450,042
13,554	*	Blount International, Inc	179,319
5,370	*,e	Bluelinx Holdings, Inc	11,331
208,062		Boeing Co	14,655,887
13,608		Brady Corp (Class A)	418,582
13,490	e	Briggs & Stratton Corp	266,428
14,767	*	Builders FirstSource, Inc	81,366
3,867	*	CAI International, Inc	85,693
70,616	*,e	Capstone Turbine Corp	70,616
17,204		Carlisle Cos, Inc	955,682
2,463		Cascade Corp	160,070
180,260		Caterpillar, Inc	15,287,851
6,706		Ceradyne, Inc	234,442
8,245	*	Chart Industries, Inc	583,664
26,985		Chicago Bridge & Iron Co NV	1,013,287
4,780		CIRCOR International, Inc	164,862
13,922		Clarcor, Inc	629,831
7,690	*	CNH Global NV	344,512
1,879	e	Coleman Cable, Inc	17,832
12,001	*	Colfax Corp	412,714
6,060	*	Columbus McKinnon Corp	90,718
8,528		Comfort Systems USA, Inc	92,955
9,893	*	Commercial Vehicle Group, Inc	75,088
44,229		Cooper Industries plc	3,314,521
1,469	*	CPI Aerostructures, Inc	16,174
13,582		Crane Co	570,172

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,881		Cubic Corp	$238,193
53,506		Cummins, Inc	5,007,091
12,993		Curtiss-Wright Corp	401,094
161,343		Danaher Corp	8,346,273
110,665		Deere & Co	9,455,218
10,039	*,e	DigitalGlobe, Inc	260,412
41,322		Donaldson Co, Inc	1,333,461
5,126		Douglas Dynamics, Inc	77,864
51,050		Dover Corp	2,972,131
2,615	*	DXP Enterprises, Inc	128,736
7,957	*	Dycom Industries, Inc	113,308
5,003		Dynamic Materials Corp	67,140
1,418	e	Eastern Co	22,688
94,047	e	Eaton Corp	4,440,899
6,844	*	Edgen Group, Inc	52,083
18,499		EMCOR Group, Inc	594,928
203,928		Emerson Electric Co	9,876,233
6,026		Encore Wire Corp	185,962
8,908	*,e	Energy Recovery, Inc	26,457
13,244	*	EnerSys	456,653
5,164	*	Engility Holdings, Inc	98,116
2,018	*,e	Enphase Energy, Inc	7,406
5,660	*	EnPro Industries, Inc	206,930
7,389		ESCO Technologies, Inc	276,644
8,504	*	Esterline Technologies Corp	491,446
51,814		Exelis, Inc	573,063
82,217		Fastenal Co	3,675,100
13,996	*	Federal Signal Corp	80,757
9,168	*	Flow International Corp	30,438
14,196		Flowserve Corp	1,923,416
47,048		Fluor Corp	2,627,631
44,331	*	Fortune Brands Home & Security, Inc	1,260,774
6,852		Franklin Electric Co, Inc	397,005
2,685		Freightcar America, Inc	51,686
58,563	*,e	FuelCell Energy, Inc	54,493
13,306	*	Furmanite Corp	67,195
13,883		Gardner Denver, Inc	962,508
12,979		GATX Corp	538,109
16,527	*	GenCorp, Inc	145,768
6,812		Generac Holdings, Inc	231,608
13,825	*	General Cable Corp	394,427
88,312		General Dynamics Corp	6,012,281
2,935,361		General Electric Co	61,818,703
4,991	*	GeoEye, Inc	156,568
6,835	*	Gibraltar Industries, Inc	85,164
5,003		Global Power Equipment Group, Inc	84,551
3,424		Gorman-Rupp Co	92,448
16,751		Graco, Inc	805,053
32,727	*,e	GrafTech International Ltd	343,961
3,652		Graham Corp	65,626
10,716		Granite Construction, Inc	323,730
16,730		Great Lakes Dredge & Dock Corp	133,003

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,565	*,e	Greenbrier Cos, Inc	$131,707
10,737		Griffon Corp	108,981
8,184		H&E Equipment Services, Inc	124,560
2,588		Hardinge, Inc	26,863
22,350		Harsco Corp	446,776
14,570		Heico Corp	562,839
27,653	*	Hexcel Corp	706,811
216,489		Honeywell International, Inc	13,257,786
3,992		Houston Wire & Cable Co	44,191
16,456		Hubbell, Inc (Class B)	1,377,696
13,658	*	Huntington Ingalls	578,826
1,447	*	Hurco Cos, Inc	33,252
1,999	*	Hyster-Yale Materials Handling, Inc	82,119
1,369	*,m	Hyster-Yale Materials Handling, Inc (Class B)	56,006
23,341		IDEX Corp	992,693
14,589	*	II-VI, Inc	240,864
118,367		Illinois Tool Works, Inc	7,259,448
82,850		Ingersoll-Rand plc	3,896,436
3,957		Insteel Industries, Inc	45,901
25,620		ITT Corp	532,896
35,819	*	Jacobs Engineering Group, Inc	1,382,255
6,449		John Bean Technologies Corp	99,444
29,511		Joy Global, Inc	1,842,962
3,899	*	Kadant, Inc	94,707
7,309		Kaman Corp	271,895
8,853		Kaydon Corp	197,953
41,285		KBR, Inc	1,150,200
22,237		Kennametal, Inc	787,635
4,140	*,e	KEYW Holding Corp	50,260
11,885	*,e	Kratos Defense & Security Solutions, Inc	65,486
27,086		L-3 Communications Holdings, Inc	1,998,947
4,420	*	Layne Christensen Co	98,522
2,907		LB Foster Co (Class A)	95,960
14,146		Lennox International, Inc	708,007
23,227		Lincoln Electric Holdings, Inc	1,007,355
3,540	e	Lindsay Manufacturing Co	270,350
3,343	*	LMI Aerospace, Inc	67,127
72,389		Lockheed Martin Corp	6,780,678
4,377		LSI Industries, Inc	29,676
5,679	*	Lydall, Inc	73,316
36,857	e	Manitowoc Co, Inc	525,212
99,590		Masco Corp	1,502,813
15,226	*	Mastec, Inc	343,499
3,296		Met-Pro Corp	29,928
2,993	*	Michael Baker Corp	67,672
5,339	*	Middleby Corp	667,108
4,295		Miller Industries, Inc	65,928
12,503	*	Moog, Inc (Class A)	462,736
5,434	*	MRC Global, Inc	132,861
12,598		MSC Industrial Direct Co (Class A)	939,811
7,088		Mueller Industries, Inc	310,454
38,900		Mueller Water Products, Inc (Class A)	202,669

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,521	*	MYR Group, Inc	$95,755
1,447	e	National Presto Industries, Inc	107,584
17,121	*,e	Navistar International Corp	321,019
6,672	*	NCI Building Systems, Inc	74,793
5,636	*	NN, Inc	46,666
17,826		Nordson Corp	1,052,269
2,186	*	Nortek, Inc	130,089
69,931		Northrop Grumman Corp	4,803,560
3,184	*	Northwest Pipe Co	73,168
16,368	*	Orbital Sciences Corp	219,331
10,147	*	Orion Marine Group, Inc	67,883
25,455	*	Oshkosh Truck Corp	763,141
33,897	*	Owens Corning, Inc	1,138,600
99,011		Paccar, Inc	4,291,137
32,156		Pall Corp	2,024,542
42,030		Parker Hannifin Corp	3,306,080
2,377	*	Patrick Industries, Inc	42,002
58,479		Pentair Ltd	2,470,153
12,978	*	Perini Corp	131,597
4,788	*	Pgt, Inc	20,684
3,660	*	Pike Electric Corp	33,343
7,609	*	PMFG, Inc	49,459
12,872	*,e	Polypore International, Inc	454,124
2,631	*	Powell Industries, Inc	104,661
40,355		Precision Castparts Corp	6,984,240
540		Preformed Line Products Co	29,090
6,847		Primoris Services Corp	95,653
1,056	*,e	Proto Labs, Inc	36,643
10,155		Quanex Building Products Corp	200,764
58,125	*	Quanta Services, Inc	1,507,181
10,039		Raven Industries, Inc	273,964
92,560		Raytheon Co	5,235,194
6,563	*	RBC Bearings, Inc	325,919
10,760		Regal-Beloit Corp	701,337
6,715	*,e	Rexnord Corp	121,676
10,698		Robbins & Myers, Inc	634,177
39,716		Rockwell Automation, Inc	2,822,219
40,249		Rockwell Collins, Inc	2,156,541
27,046		Roper Industries, Inc	2,952,612
9,183	*	Rush Enterprises, Inc (Class A)	174,477
2,618		Sauer-Danfoss, Inc	104,877
93	*	Seaboard Corp	212,164
2,485		SeaCube Container Leasing Ltd	46,022
18,327	*	Shaw Group, Inc	802,539
636		SIFCO Industries, Inc	10,653
10,802		Simpson Manufacturing Co, Inc	329,029
16,075		Snap-On, Inc	1,243,080
33,013	*	Spirit Aerosystems Holdings, Inc (Class A)	515,993
14,082		SPX Corp	965,884
3,409		Standex International Corp	157,632
47,424		Stanley Works	3,286,483
3,701	*	Sterling Construction Co, Inc	32,939

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,702		Sun Hydraulics Corp	$151,901
2,695		Sypris Solutions, Inc	16,978
8,124		TAL International Group, Inc	277,353
13,644	*	Taser International, Inc	106,560
10,173	*	Teledyne Technologies, Inc	651,377
5,210		Tennant Co	194,958
30,831	*	Terex Corp	695,239
3,770	e	Textainer Group Holdings Ltd	113,854
76,998		Textron, Inc	1,941,120
3,531	*	Thermon Group Holdings	87,710
24,301		Timken Co	959,646
10,983	e	Titan International, Inc	230,423
4,921	*,e	Titan Machinery, Inc	116,382
16,640		Toro Co	702,541
14,176	*	TransDigm Group, Inc	1,888,385
3,514	*	Trex Co, Inc	122,779
8,718	*	Trimas Corp	218,647
22,335		Trinity Industries, Inc	698,639
13,849		Triumph Group, Inc	906,002
3,674	e	Twin Disc, Inc	55,698
26,205	*	United Rentals, Inc	1,065,495
253,196		United Technologies Corp	19,789,799
5,386		Universal Forest Products, Inc	207,361
20,990		URS Corp	702,745
20,748	*,e	USG Corp	554,179
6,448		Valmont Industries, Inc	871,125
4,402	*	Vicor Corp	28,085
16,169		W.W. Grainger, Inc	3,256,598
18,821	*	Wabash National Corp	118,761
17,852	*	WABCO Holdings, Inc	1,045,592
8,139		Watsco, Inc	556,301
7,787		Watts Water Technologies, Inc (Class A)	313,271
12,089	*	WESCO International, Inc	784,334
13,354		Westinghouse Air Brake Technologies Corp	1,093,693
1,390	*	Willis Lease Finance Corp	19,766
19,116		Woodward Governor Co	640,386
51,541		Xylem, Inc	1,250,385

		TOTAL CAPITAL GOODS	347,573,170

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
14,938		ABM Industries, Inc	283,822
13,768	*	Acacia Research (Acacia Technologies)	357,555
31,450	*	ACCO Brands Corp	227,698
6,948		Acorn Energy, Inc	59,127
6,260		Administaff, Inc	163,449
63,939	*	ADT Corp	2,654,108
9,492	*	Advisory Board Co	450,870
5,250		American Ecology Corp	124,582
16,098	*	American Reprographics Co	61,655
3,968	*	Asset Acceptance Capital Corp	25,316
2,741		Asta Funding, Inc	25,711
2,153	*	AT Cross Co	20,389

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

28,743		Avery Dennison Corp	$930,698
2,572		Barrett Business Services, Inc	76,723
13,082		Brink’s Co	344,187
11,177	*	Casella Waste Systems, Inc (Class A)	51,191
8,873	*	CBIZ, Inc	48,979
4,305		CDI Corp	74,003
1,749	e	Ceco Environmental Corp	15,479
32,924	*	Cenveo, Inc	66,177
30,489		Cintas Corp	1,274,745
13,124	*	Clean Harbors, Inc	765,785
2,885	*	Consolidated Graphics, Inc	85,136
26,360	*,e	Coolbrands International, Inc	39,013
28,220	*	Copart, Inc	812,454
9,284	*	Corporate Executive Board Co	417,409
27,788		Corrections Corp of America	935,066
2,309		Courier Corp	27,823
30,188		Covanta Holding Corp	548,818
3,922	*	CRA International, Inc	65,654
14,086		Deluxe Corp	443,850
11,867	*	Dolan Media Co	54,944
12,459		Dun & Bradstreet Corp	1,009,677
5,222	*	Encore Capital Group, Inc	151,438
27,660	*	EnergySolutions, Inc	79,108
7,285	*	EnerNOC, Inc	89,751
5,855		Ennis, Inc	89,581
33,444		Equifax, Inc	1,673,538
4,108	*	Exponent, Inc	225,858
3,002	*	Franklin Covey Co	36,084
11,601	*	FTI Consulting, Inc	301,162
5,209		G & K Services, Inc (Class A)	167,990
17,048		Geo Group, Inc	472,571
4,629	*	GP Strategies Corp	89,108
18,603		Healthcare Services Group	444,612
6,077		Heidrick & Struggles International, Inc	71,952
1,732	*,e	Heritage-Crystal Clean, Inc	30,656
16,146		Herman Miller, Inc	313,071
5,637	*	Hill International, Inc	19,109
12,552		HNI Corp	345,431
7,371	*	Hudson Highland Group, Inc	29,779
6,288	*	Huron Consulting Group, Inc	181,409
4,421	*	ICF International, Inc	81,125
33,988	*	ICO Global Communications Holdings Ltd	40,446
13,914	*	IHS, Inc (Class A)	1,174,202
7,443	*,e	Innerworkings, Inc	107,328
16,258		Interface, Inc	232,652
4,835	e	Intersections, Inc	44,917
42,091		Iron Mountain, Inc	1,456,349
7,985	*	KAR Auction Services, Inc	159,700
5,996		Kelly Services, Inc (Class A)	79,687
7,586	*	Kforce, Inc	84,584
9,209		Kimball International, Inc (Class B)	109,955
13,269		Knoll, Inc	190,941

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,203	*	Korn/Ferry International	$176,788
22,284		Manpower, Inc	845,455
6,861		McGrath RentCorp	180,170
19,145	*	Metalico, Inc	40,779
7,614		Mine Safety Appliances Co	293,900
3,713	*	Mistras Group, Inc	82,020
10,571	*	Mobile Mini, Inc	184,147
3,251		Multi-Color Corp	73,863
14,320	*	Navigant Consulting, Inc	148,785
33,767	*	Nielsen Holdings NV	976,542
1,974		NL Industries, Inc	20,076
25,103	*,e	Odyssey Marine Exploration, Inc	72,548
11,888	*	On Assignment, Inc	226,823
9,595	*	Performant Financial Corp	94,703
47,359	e	Pitney Bowes, Inc	680,075
4,734	*	Portfolio Recovery Associates, Inc	495,413
7,072	e	Quad	129,630
50,057	e	R.R. Donnelley & Sons Co	501,571
84,137		Republic Services, Inc	2,385,284
10,426		Resources Connection, Inc	128,657
39,735		Robert Half International, Inc	1,068,474
17,670		Rollins, Inc	400,579
5,094	*	RPX Corp	53,640
2,652		Schawk, Inc (Class A)	32,726
4,661	*	Standard Parking Corp	106,504
21,154		Steelcase, Inc (Class A)	211,751
23,588	*	Stericycle, Inc	2,235,199
9,415	*	SYKES Enterprises, Inc	128,232
5,480	*	Team, Inc	179,634
17,548	*	Tetra Tech, Inc	455,195
5,339	*	TMS International Corp	55,953
16,806		Towers Watson & Co	902,650
3,982	*	TRC Cos, Inc	28,710
9,996	*	TrueBlue, Inc	130,448
128,437		Tyco International Ltd	3,451,102
4,347		Unifirst Corp	302,421
11,249		United Stationers, Inc	326,446
40,736	*	Verisk Analytics, Inc	2,077,536
4,583		Viad Corp	97,205
923		VSE Corp	21,829
1,430	*	WageWorks, Inc	27,728
34,217		Waste Connections, Inc	1,123,344
128,728		Waste Management, Inc	4,214,555

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	46,485,277

CONSUMER DURABLES & APPAREL - 1.4%
9,113	e	American Greetings Corp (Class A)	156,470
3,955	*	Arctic Cat, Inc	143,448
2,724		Bassett Furniture Industries, Inc	31,244
7,406	*,e	Beazer Homes USA, Inc	122,118
2,349	e	Blyth, Inc	53,651
24,777		Brunswick Corp	584,489

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,822		Callaway Golf Co	$97,308
13,384	*	Carter’s, Inc	723,539
2,070	*	Cavco Industries, Inc	100,064
2,443		Cherokee, Inc	35,204
7,664	*	Clarus Corp	72,808
79,565		Coach, Inc	4,459,618
3,840	e	Columbia Sportswear Co	216,576
25,020	*	CROCS, Inc	315,252
1,825		CSS Industries, Inc	36,683
4,178		Culp, Inc	52,810
10,746	*,e	Deckers Outdoor Corp	307,658
1,585	*	Delta Apparel, Inc	23,997
77,704		DR Horton, Inc	1,628,676
6,652		Ethan Allen Interiors, Inc	195,635
28,689	*,e	Fifth & Pacific Cos, Inc	315,005
1,068		Flexsteel Industries, Inc	21,499
15,155	*	Fossil, Inc	1,320,001
30,261	e	Garmin Ltd	1,149,615
4,521	*	G-III Apparel Group Ltd	167,096
27,070	*	Hanesbrands, Inc	906,033
19,604		Harman International Industries, Inc	821,996
32,069	e	Hasbro, Inc	1,154,163
8,716	*	Helen of Troy Ltd	263,398
2,423	e	Hooker Furniture Corp	33,050
34,775	*,e	Hovnanian Enterprises, Inc (Class A)	149,532
19,594	*	Iconix Brand Group, Inc	362,685
6,491	*	iRobot Corp	116,643
5,354	e	Jakks Pacific, Inc	69,120
22,088		Jarden Corp	1,099,982
1,254	*	Johnson Outdoors, Inc	24,466
22,779		Jones Apparel Group, Inc	269,020
21,801	e	KB Home	348,380
5,898	*,e	K-Swiss, Inc (Class A)	13,447
14,306	*	La-Z-Boy, Inc	232,043
11,794	*	Leapfrog Enterprises, Inc	104,259
38,945		Leggett & Platt, Inc	1,033,211
43,243	e	Lennar Corp (Class A)	1,620,315
4,465	*	Libbey, Inc	80,147
2,081		Lifetime Brands, Inc	23,099
6,974	*	M/I Homes, Inc	155,172
5,274	*	Maidenform Brands, Inc	98,677
94,529		Mattel, Inc	3,476,777
10,592		MDC Holdings, Inc	405,038
8,502	*	Meritage Homes Corp	314,404
23,768	*	Michael Kors Holdings Ltd	1,299,872
15,608	*	Mohawk Industries, Inc	1,302,800
4,897		Movado Group, Inc	155,186
1,314		Nacco Industries, Inc (Class A)	66,541
80,719		Newell Rubbermaid, Inc	1,666,040
100,063		Nike, Inc (Class B)	9,143,757
1,397	*	NVR, Inc	1,262,525
3,804		Oxford Industries, Inc	211,046

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,188	*	Perry Ellis International, Inc	$86,440
18,952		Phillips-Van Heusen Corp	2,084,530
17,990		Polaris Industries, Inc	1,520,155
13,121		Pool Corp	552,657
92,637	*	Pulte Homes, Inc	1,606,326
39,753	*	Quiksilver, Inc	127,210
17,073		Ralph Lauren Corp	2,623,949
1,137		RG Barry Corp	17,328
12,422		Ryland Group, Inc	420,733
19,722	*,e	Sealy Corp	43,980
10,514	*	Skechers U.S.A., Inc (Class A)	174,532
3,859	*,e	Skullcandy, Inc	46,732
19,151	*	Smith & Wesson Holding Corp	183,850
31,594	*,e	Standard-Pacific Corp	217,999
2,541	*	Steinway Musical Instruments, Inc	61,340
10,888	*	Steven Madden Ltd	467,313
5,352	e	Sturm Ruger & Co, Inc	252,775
16,573	*,e	Tempur-Pedic International, Inc	438,190
40,157	*	Toll Brothers, Inc	1,325,583
7,102		True Religion Apparel, Inc	182,166
5,034	*,e	Tumi Holdings, Inc	112,762
15,455		Tupperware Corp	913,390
21,678	*,e	Under Armour, Inc (Class A)	1,132,892
4,782	*	Unifi, Inc	67,091
4,830	*	Universal Electronics, Inc	82,883
5,575	*,e	Vera Bradley, Inc	166,191
24,379		VF Corp	3,814,826
11,412	*	Warnaco Group, Inc	805,459
1,609		Weyco Group, Inc	37,779
21,236		Whirlpool Corp	2,074,332
13,491		Wolverine World Wide, Inc	564,868
8,600	*,e	Zagg, Inc	61,748

		TOTAL CONSUMER DURABLES & APPAREL	62,881,297

CONSUMER SERVICES - 2.1%
6,669	*	AFC Enterprises	168,859
4,922	*,e	American Public Education, Inc	179,308
9,159		Ameristar Casinos, Inc	167,152
26,674	*	Apollo Group, Inc (Class A)	535,614
3,938	*	Ascent Media Corp (Series A)	234,114
11,950	*	Bally Technologies, Inc	596,544
6,605	*	BJ’s Restaurants, Inc	218,295
5,100	*	Bloomin’ Brands, Inc	69,717
3,081	*,e	Bluegreen Corp	18,270
8,690		Bob Evans Farms, Inc	330,828
14,426	*,e	Boyd Gaming Corp	89,008
6,333	*	Bravo Brio Restaurant Group, Inc	83,596
6,619	*,e	Bridgepoint Education, Inc	66,190
20,954		Brinker International, Inc	645,383
5,171	*	Buffalo Wild Wings, Inc	392,737
8,251	*,e	Caesars Entertainment Corp	47,773
3,256	*	Capella Education Co	101,652

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

21,389	*	Career Education Corp	$72,723
7,078	*	Caribou Coffee Co, Inc	84,724
114,041		Carnival Corp	4,319,873
6,213		Carriage Services, Inc	66,044
6,773	*	Carrols Restaurant Group, Inc	43,483
5,377		CBRL Group, Inc	342,246
4,473		CEC Entertainment, Inc	138,663
14,934		Cheesecake Factory	493,718
8,696	*	Chipotle Mexican Grill, Inc (Class A)	2,213,393
7,804	e	Choice Hotels International, Inc	244,187
3,928		Churchill Downs, Inc	256,616
1,800	*	Chuy’s Holdings, Inc	43,974
8,669	*,e	Coinstar, Inc	406,923
1,194	e	Collectors Universe	14,328
27,860	*	Corinthian Colleges, Inc	76,058
35,818		Darden Restaurants, Inc	1,884,743
3,742	*	Del Frisco’s Restaurant Group, Inc	55,382
27,490	*	Denny’s Corp	126,454
18,256	e	DeVry, Inc	479,403
4,197	*	DineEquity, Inc	263,152
16,093		Domino’s Pizza, Inc	653,698
19,808	e	Dunkin Brands Group, Inc	614,048
7,358	*,e	Education Management Corp	23,398
1,334		Einstein Noah Restaurant Group, Inc	20,584
4,743	*	Fiesta Restaurant Group, Inc	62,702
2,200		Frisch’s Restaurants, Inc	39,336
11,066	*	Grand Canyon Education, Inc	240,796
76,382		H&R Block, Inc	1,351,961
15,341		Hillenbrand, Inc	314,030
12,574	*	Hyatt Hotels Corp	458,951
1,501	*	Ignite Restaurant Group, Inc	17,201
74,439		International Game Technology	955,797
7,621		International Speedway Corp (Class A)	194,336
10,742		Interval Leisure Group, Inc	204,743
4,587	*	Isle of Capri Casinos, Inc	27,889
5,930	*,e	ITT Educational Services, Inc	127,436
12,246	*	Jack in the Box, Inc	318,518
26,245	*	Jamba, Inc	57,477
7,360	*,e	K12, Inc	150,659
13,220	*	Krispy Kreme Doughnuts, Inc	98,225
111,031		Las Vegas Sands Corp	5,156,280
11,902	*,e	Life Time Fitness, Inc	534,281
5,080		Lincoln Educational Services Corp	18,847
4,230	*	Luby’s, Inc	27,030
2,669		Mac-Gray Corp	34,697
4,586		Marcus Corp	49,987
70,781		Marriott International, Inc (Class A)	2,582,091
7,377	*	Marriott Vacations Worldwide Corp	290,211
7,739		Matthews International Corp (Class A)	222,651
281,925		McDonald’s Corp	24,471,090
107,639	*	MGM Mirage	1,109,758
1,546	*	Monarch Casino & Resort, Inc	14,100

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,064	*	Morgans Hotel Group Co	$32,663
5,319	*	MTR Gaming Group, Inc	18,563
7,647	*	Multimedia Games, Inc	121,587
623	*	Nathan’s Famous, Inc	17,263
26,899	*	Orient-Express Hotels Ltd (Class A)	315,525
7,842	*	Panera Bread Co (Class A)	1,322,475
5,421	*	Papa John’s International, Inc	289,048
18,280	*	Penn National Gaming, Inc	739,060
17,390	*	Pinnacle Entertainment, Inc	221,896
6,551	*,e	Premier Exhibitions, Inc	17,950
3,293	*	Red Lion Hotels Corp	21,701
3,504	*	Red Robin Gourmet Burgers, Inc	117,034
15,942		Regis Corp	265,594
41,904		Royal Caribbean Cruises Ltd	1,410,908
14,681	*	Ruby Tuesday, Inc	105,997
11,880	*	Ruth’s Chris Steak House, Inc	79,002
7,922	*	Ryman Hospitality Properties	309,037
13,096	*	Scientific Games Corp (Class A)	107,780
60,255		Service Corp International	845,980
15,257	*	SHFL Entertainment, Inc	215,581
10,974		Six Flags Entertainment Corp	626,725
16,820	*	Sonic Corp	167,695
18,795		Sotheby’s (Class A)	585,088
2,655		Speedway Motorsports, Inc	43,276
210,880		Starbucks Corp	9,679,392
55,007		Starwood Hotels & Resorts Worldwide, Inc	2,852,113
357	*	Steak N Shake Co	126,239
4,174	*	Steiner Leisure Ltd	183,322
17,728		Stewart Enterprises, Inc (Class A)	137,747
3,256	e	Strayer Education, Inc	187,090
17,296		Texas Roadhouse, Inc (Class A)	281,579
6,810	*	Town Sports International Holdings, Inc	85,806
4,810		Universal Technical Institute, Inc	61,664
9,968		Vail Resorts, Inc	565,983
7,403	e	Weight Watchers International, Inc	372,001
77,847		Wendy’s	332,407
15,349	*	WMS Industries, Inc	252,184
40,518		Wyndham Worldwide Corp	2,042,107
22,180		Wynn Resorts Ltd	2,685,111
127,114		Yum! Brands, Inc	8,911,963

		TOTAL CONSUMER SERVICES	92,768,071

DIVERSIFIED FINANCIALS - 5.9%
14,195	*	Affiliated Managers Group, Inc	1,795,668
92,350	*	American Capital Ltd	1,088,807
278,312		American Express Co	15,577,123
60,765		Ameriprise Financial, Inc	3,546,853
56,352		Apollo Investment Corp	447,998
68,916		Ares Capital Corp	1,203,273
2,001		Arlington Asset Investment Corp	44,522
17,788		Artio Global Investors, Inc	42,335
2,982,283		Bank of America Corp	27,794,877
331,571		Bank of New York Mellon Corp	8,193,119

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

23,430		BGC Partners, Inc (Class A)	$109,652
20,430		BlackRock Kelso Capital Corp	204,504
35,392		BlackRock, Inc	6,713,155
6,566		Calamos Asset Management, Inc (Class A)	70,913
161,407		Capital One Financial Corp	9,711,859
652		Capital Southwest Corp	70,253
8,137		Cash America International, Inc	318,075
24,280		CBOE Holdings, Inc	716,017
298,955		Charles Schwab Corp	4,059,809
815,996		Citigroup, Inc	30,510,090
92,239		CME Group, Inc	5,158,927
5,119	e	Cohen & Steers, Inc	143,281
26,410	*	Cowen Group, Inc	67,081
2,251	*	Credit Acceptance Corp	183,794
1,901	*	Deerfield Capital Corp	12,832
574		Diamond Hill Investment Group, Inc	44,187
147,497		Discover Financial Services	6,047,377
12,180	*	Dollar Financial Corp	205,233
6,833		Duff & Phelps Corp	84,934
79,391	*	E*Trade Financial Corp	663,709
32,073	e	Eaton Vance Corp	902,534
3,320		Epoch Holding Corp	72,774
7,858		Evercore Partners, Inc (Class A)	219,238
13,245	*	Ezcorp, Inc (Class A)	260,397
6,897	*	FBR & Co	20,553
25,484	e	Federated Investors, Inc (Class B)	592,248
3,719	e	Fidus Investment Corp	62,479
25,226	e	Fifth Street Finance Corp	275,216
12,798	*,e	Financial Engines, Inc	307,280
7,850	*	First Cash Financial Services, Inc	350,581
10,604	*,e	First Marblehead Corp	9,968
3,700	*	Firsthand Technology Value Fund, Inc	66,378
38,662		Franklin Resources, Inc	4,941,004
3,905	e	FXCM, Inc	35,145
3,332		Gain Capital Holdings, Inc	15,327
1,520		GAMCO Investors, Inc (Class A)	74,480
23,796		GFI Group, Inc	75,195
7,592		Gladstone Capital Corp	67,569
8,554		Gladstone Investment Corp	63,300
136,789		Goldman Sachs Group, Inc	16,741,606
3,270	e	Golub Capital BDC, Inc	51,110
5,628	*,e	Green Dot Corp	57,349
8,019	e	Greenhill & Co, Inc	382,667
7,542	*	GSV Capital Corp	58,752
6,967	*	Harris & Harris Group, Inc	23,897
11,780		Hercules Technology Growth Capital, Inc	127,224
7,593	*	HFF, Inc (Class A)	105,771
3,061		Horizon Technology Finance Corp	49,925
9,433		Interactive Brokers Group, Inc (Class A)	134,420
20,152	*	IntercontinentalExchange, Inc	2,639,912
4,330	*	International Assets Holding Corp	80,235

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,336	*	Internet Capital Group, Inc	$87,361
124,675		Invesco Ltd	3,032,096
12,338	*	Investment Technology Group, Inc	104,133
17,895	e	iShares Russell 2000 Index Fund	1,453,790
52,498		Janus Capital Group, Inc	446,233
39,368		Jefferies Group, Inc	560,600
3,411		JMP Group, Inc	18,897
1,058,531		JPMorgan Chase & Co	44,119,572
8,145	e	KBW, Inc	132,356
7,932	e	KCAP Financial, Inc	71,943
12,473	*	Knight Capital Group, Inc (Class A)	32,804
28,469	*,e	Ladenburg Thalmann Financial Services, Inc	37,010
31,774		Lazard Ltd (Class A)	936,062
39,285		Legg Mason, Inc	1,000,982
54,802		Leucadia National Corp	1,244,005
14,014		LPL Financial Holdings, Inc	409,209
6,947	e	Main Street Capital Corp	208,618
4,813		Manning & Napier, Inc	62,617
10,088		MarketAxess Holdings, Inc	315,149
1,943		Marlin Business Services Corp	43,892
22,759		MCG Capital Corp	106,057
5,331		Medallion Financial Corp	66,691
6,341		Medley Capital Corp	91,310
2,210		MicroFinancial, Inc	17,415
54,570		Moody’s Corp	2,628,091
425,044		Morgan Stanley	7,387,265
33,702	*	MSCI, Inc (Class A)	907,932
5,394		MVC Capital, Inc	66,670
32,318		Nasdaq Stock Market, Inc	769,492
5,801		Nelnet, Inc (Class A)	141,602
6,697	*,e	Netspend Holdings, Inc	71,725
3,534		New Mountain Finance Corp	52,975
6,136	*	NewStar Financial, Inc	76,700
4,862		NGP Capital Resources Co	35,638
2,182	e	Nicholas Financial, Inc	28,388
59,790		Northern Trust Corp	2,856,766
70,689		NYSE Euronext	1,750,260
3,984		Oppenheimer Holdings, Inc	64,860
13,445		PennantPark Investment Corp	147,895
15,737	*,e	PHH Corp	327,487
6,298	*	Pico Holdings, Inc	139,438
3,567	*	Piper Jaffray Cos	95,774
41,240	e	Prospect Capital Corp	488,282
2,413		Pzena Investment Management, Inc (Class A)	13,609
31,577		Raymond James Financial, Inc	1,204,347
1,236	*,e	Regional Management Corp	21,605
2,807		Resource America, Inc (Class A)	18,975
4,656	*	Safeguard Scientifics, Inc	73,798
38,121		SEI Investments Co	834,087
135,424		SLM Corp	2,380,754
10,549		Solar Capital Ltd	240,517
3,157		Solar Senior Capital Ltd	55,437

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

80,137		SPDR Trust Series 1	$11,313,742
135,899		State Street Corp	6,057,018
14,890	*	Stifel Financial Corp	472,013
11,057	*	SWS Group, Inc	62,914
70,768		T Rowe Price Group, Inc	4,595,674
1,234		TCP Capital Corp	18,917
64,697		TD Ameritrade Holding Corp	1,015,096
4,180		THL Credit, Inc	59,649
11,467		TICC Capital Corp	119,027
7,452	e	Triangle Capital Corp	193,976
1,831	*	Virtus Investment Partners, Inc	175,776
23,973		Waddell & Reed Financial, Inc (Class A)	799,020
7,917		Walter Investment Management Corp	382,629
1,397		Westwood Holdings Group, Inc	54,232
13,877	*	WisdomTree Investments, Inc	88,952
3,021	*,e	World Acceptance Corp	201,682

		TOTAL DIVERSIFIED FINANCIALS	256,784,279

ENERGY - 10.1%
25,091	*,e	Abraxas Petroleum Corp	51,938
534		Adams Resources & Energy, Inc	16,244
2,569		Alon USA Energy, Inc	33,731
63,235	*	Alpha Natural Resources, Inc	541,924
12,602	*,e	Amyris Biotechnologies, Inc	32,387
138,616		Anadarko Petroleum Corp	9,538,167
107,876		Apache Corp	8,926,739
2,630	e	APCO Argentina, Inc	33,427
9,201	*,e	Approach Resources, Inc	226,621
60,156	e	Arch Coal, Inc	478,842
15,822	*	Atwood Oceanics, Inc	756,292
120,256		Baker Hughes, Inc	5,047,144
8,661	*	Basic Energy Services, Inc	89,988
14,540		Berry Petroleum Co (Class A)	559,935
13,383	*	Bill Barrett Corp	306,605
1,992		Bolt Technology Corp	28,685
2,303	*	Bonanza Creek Energy, Inc	57,045
30,959	*,e	BPZ Energy, Inc	89,162
9,939		Bristow Group, Inc	496,155
12,377	*,e	C&J Energy Services, Inc	239,866
58,426		Cabot Oil & Gas Corp	2,744,853
28,891	*,e	Cal Dive International, Inc	36,403
16,761	*	Callon Petroleum Co	95,873
68,550	*	Cameron International Corp	3,471,372
5,488	e	CARBO Ceramics, Inc	405,838
11,013	*	Carrizo Oil & Gas, Inc	295,369
1,513	*,e	Ceres, Inc	7,974
59,015	*	Cheniere Energy, Inc	949,551
183,725		Chesapeake Energy Corp	3,722,268
547,996		Chevron Corp	60,394,639
23,785		Cimarex Energy Co	1,360,026
1,419	*	Clayton Williams Energy, Inc	60,095
18,369	*,e	Clean Energy Fuels Corp	210,325

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,002	*	Cloud Peak Energy, Inc	$358,742
51,120	*	Cobalt International Energy, Inc	1,063,807
12,122	*	Comstock Resources, Inc	207,529
28,869	*	Concho Resources, Inc	2,486,198
351,336		ConocoPhillips	20,324,788
63,468		Consol Energy, Inc	2,231,535
3,995	*	Contango Oil & Gas Co	196,394
11,747	*	Continental Resources, Inc	844,139
3,019	*	Crimson Exploration, Inc	10,929
11,257		Crosstex Energy, Inc	153,996
289	*	CVR Energy, Inc	10,621
20,829	*	CVR Energy, Inc (Contingent value right)	140,596
2,784	*	Dawson Geophysical Co	66,510
4,722		Delek US Holdings, Inc	121,591
108,551	*	Denbury Resources, Inc	1,664,087
110,330		Devon Energy Corp	6,422,309
19,147	e	Diamond Offshore Drilling, Inc	1,325,738
21,031	*	Dresser-Rand Group, Inc	1,083,727
11,105	*	Dril-Quip, Inc	769,132
4,655	*	Emerald Oil, Inc	25,139
14,234	*,e	Endeavour International Corp	103,339
19,978		Energen Corp	931,974
21,892		Energy XXI Bermuda Ltd	724,625
74,926		EOG Resources, Inc	8,728,130
7,244	*	EPL Oil & Gas, Inc	156,760
36,559		Equitable Resources, Inc	2,216,572
3,610	*	Evolution Petroleum Corp	29,602
34,659	e	EXCO Resources, Inc	280,738
18,022	*	Exterran Holdings, Inc	360,080
1,298,667	d	Exxon Mobil Corp	118,399,470
66,459	*	FMC Technologies, Inc	2,718,173
3,589	*	Forbes Energy Services Ltd	10,265
33,005	*	Forest Oil Corp	250,178
6,125	*,e	Forum Energy Technologies, Inc	136,649
21,834	*,e	Frontline Ltd	69,214
13,287	*	FX Energy, Inc	64,176
5,401	*	GasLog Ltd	62,328
16,053	*	Gastar Exploration Ltd	17,979
3,534	*	Geospace Technologies Corp	228,756
11,545	*,e	Gevo, Inc	23,321
7,361	*	Global Geophysical Services, Inc	34,008
12,055	e	Golar LNG Ltd	470,507
7,799	*,e	Goodrich Petroleum Corp	96,162
11,437	*,e	Green Plains Renewable Energy, Inc	88,408
4,039		Gulf Island Fabrication, Inc	95,845
7,408	*	Gulfmark Offshore, Inc	239,427
15,431	*	Gulfport Energy Corp	512,001
31,060	*	Halcon Resources Corp	200,958
255,754		Halliburton Co	8,258,297
8,920	*,e	Harvest Natural Resources, Inc	77,872
38,133	*,e	Heckmann Corp	133,466
29,386	*	Helix Energy Solutions Group, Inc	508,084

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,711		Helmerich & Payne, Inc	$1,276,786
44,452	*	Hercules Offshore, Inc	211,592
83,116		Hess Corp	4,343,642
57,619		Holly Corp	2,225,822
9,757	*	Hornbeck Offshore Services, Inc	337,982
34,541	*	ION Geophysical Corp	223,135
134	*	Isramco, Inc	13,497
39,192	*	Key Energy Services, Inc	256,316
135,890		Kinder Morgan, Inc	4,716,742
6,412	*,e	KiOR, Inc (Class A)	42,319
8,912	e	Knightsbridge Tankers Ltd	56,769
73,573	*	Kodiak Oil & Gas Corp	679,815
19,605	*	Kosmos Energy LLC	223,105
5,714	*	Laredo Petroleum Holdings, Inc	115,937
9,319		Lufkin Industries, Inc	466,043
41,165	*,e	Magnum Hunter Resources Corp	157,250
193,008		Marathon Oil Corp	5,801,820
94,828		Marathon Petroleum Corp	5,208,902
3,167	*	Matador Resources Co	27,965
8,348	*	Matrix Service Co	87,571
65,596	*	McDermott International, Inc	702,533
28,286	*,e	McMoRan Exploration Co	337,452
5,207	*	Midstates Petroleum Co, Inc	32,127
13,224	*,e	Miller Petroleum, Inc	59,772
4,547	*	Mitcham Industries, Inc	61,612
54,004		Murphy Oil Corp	3,240,240
80,096	*	Nabors Industries Ltd	1,080,495
118,505		National Oilwell Varco, Inc	8,733,818
4,393	*	Natural Gas Services Group, Inc	69,673
37,567	*	Newfield Exploration Co	1,018,817
24,929	*	Newpark Resources, Inc	169,268
49,399		Noble Energy, Inc	4,693,399
12,403	e	Nordic American Tanker Shipping	104,185
17,645	*,e	Northern Oil And Gas, Inc	267,498
22,266	*	Oasis Petroleum, Inc	653,952
225,455		Occidental Petroleum Corp	17,801,927
30,122		Oceaneering International, Inc	1,576,284
15,162	*	Oil States International, Inc	1,108,342
23,884	*,e	Overseas Shipholding Group, Inc	26,750
1,583		Panhandle Oil and Gas, Inc (Class A)	42,868
32,874	*	Parker Drilling Co	142,344
43,467	e	Patterson-UTI Energy, Inc	703,296
8,464	*	PDC Energy, Inc	256,205
76,331		Peabody Energy Corp	2,129,635
16,365		Penn Virginia Corp	73,970
13,651	*	Petroquest Energy, Inc	83,271
3,731	*	PHI, Inc	116,743
173,824		Phillips 66	8,197,540
19,282	*	Pioneer Energy Services Corp	127,261
34,268		Pioneer Natural Resources Co	3,620,414
35,981	*	Plains Exploration & Production Co	1,283,082
49,600		Questar Market Resources, Inc	1,438,400

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,775	*,e	Quicksilver Resources, Inc	$126,839
45,129		Range Resources Corp	2,949,631
7,155	*	Renewable Energy Group, Inc	35,274
64,470	*	Rentech, Inc	166,333
13,414	*,e	Resolute Energy Corp	119,116
12,701	*	Rex Energy Corp	168,161
2,807	*	Rex Stores Corp	49,431
4,332	*	RigNet, Inc	80,445
14,614	*	Rosetta Resources, Inc	672,829
34,571	*	Rowan Cos PLC	1,096,246
17,078	e	RPC, Inc	195,714
2,303	*,e	Sanchez Energy Corp	41,592
136,760	*,e	SandRidge Energy, Inc	850,647
4,155	*	Saratoga Resources, Inc	20,609
370,006		Schlumberger Ltd	25,726,517
13,584	*	Scorpio Tankers, Inc	74,033
6,136	*	SEACOR Holdings, Inc	538,189
11,567	*	SemGroup Corp	446,949
12,554	e	Ship Finance International Ltd	193,081
7,664	*,e	Solazyme, Inc	62,078
97,213	*	Southwestern Energy Co	3,373,291
181,425		Spectra Energy Corp	5,237,740
17,824		St. Mary Land & Exploration Co	961,070
13,722	*	Stone Energy Corp	323,702
43,849	*	Superior Energy Services	891,450
11,903	*	Swift Energy Co	198,899
14,853	*	Synergy Resources Corp	63,125
8,030		Targa Resources Investments, Inc	408,968
10,035		Teekay Corp	307,171
24,822	e	Teekay Tankers Ltd (Class A)	85,388
6,788	*	Tesco Corp	59,802
39,277		Tesoro Corp	1,481,136
17,339	*	Tetra Technologies, Inc	92,764
6,992	*	TGC Industries, Inc	51,461
14,197		Tidewater, Inc	674,499
14,112	*	Triangle Petroleum Corp	90,176
42,681	*,e	Ultra Petroleum Corp	973,554
3,408	*	Union Drilling, Inc	22,118
13,409	*	Unit Corp	541,053
25,496	*,e	Uranerz Energy Corp	42,323
28,957	*,e	Uranium Energy Corp	68,339
13,419	*	Vaalco Energy, Inc	109,633
154,221		Valero Energy Corp	4,487,831
48,512	*,e	Vantage Drilling Co	89,262
9,606		W&T Offshore, Inc	162,822
28,057	*	Warren Resources, Inc	79,962
16,030	e	Western Refining, Inc	398,666
2,225	*,e	Westmoreland Coal Co	22,873
32,778	*	Whiting Petroleum Corp	1,377,332
14,282	*	Willbros Group, Inc	72,981
174,087		Williams Cos, Inc	6,091,304
19,901		World Fuel Services Corp	690,565

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

55,272	*	WPX Energy, Inc	$936,308
6,088	*,e	ZaZa Energy Corp	8,828

		TOTAL ENERGY	437,556,647

FOOD & STAPLES RETAILING - 2.1%
5,080		Andersons, Inc	199,542
153		Arden Group, Inc (Class A)	15,063
10,984		Casey’s General Stores, Inc	566,225
2,322	*	Chefs’ Warehouse Holdings, Inc	35,852
120,278		Costco Wholesale Corp	11,838,963
354,465		CVS Corp	16,447,176
8,035	*	Fresh Market, Inc	455,665
12,779		Harris Teeter Supermarkets, Inc	478,573
4,402		Ingles Markets, Inc (Class A)	71,312
145,598		Kroger Co	3,671,982
4,459		Nash Finch Co	85,747
1,900	*	Natural Grocers by Vitamin C	38,532
7,054	*	Pantry, Inc	93,571
5,040		Pricesmart, Inc	418,270
183,460	*	Rite Aid Corp	212,814
4,414	e	Roundy’s, Inc	23,129
67,172	e	Safeway, Inc	1,095,575
5,078		Spartan Stores, Inc	72,920
59,176	e	Supervalu, Inc	184,037
3,305	*	Susser Holdings Corp	118,782
162,830		Sysco Corp	5,059,128
13,474	*	United Natural Foods, Inc	717,356
2,649		Village Super Market (Class A)	97,139
240,022		Walgreen Co	8,455,975
468,843		Wal-Mart Stores, Inc	35,172,602
3,285		Weis Markets, Inc	135,211
50,937		Whole Foods Market, Inc	4,825,262

		TOTAL FOOD & STAPLES RETAILING	90,586,403

FOOD, BEVERAGE & TOBACCO - 5.3%
427		Alico, Inc	13,404
27,754	*	Alliance One International, Inc	84,372
564,495		Altria Group, Inc	17,950,941
1,151	*	Annie’s, Inc	45,464
183,140		Archer Daniels Midland Co	4,915,478
13,452		B&G Foods, Inc (Class A)	407,192
43,704		Beam, Inc	2,428,194
2,151	*,e	Boston Beer Co, Inc (Class A)	231,405
41,589		Brown-Forman Corp (Class B)	2,664,191
40,494		Bunge Ltd	2,876,289
2,659	e	Calavo Growers, Inc	62,779
4,054		Cal-Maine Foods, Inc	174,849
48,611	e	Campbell Soup Co	1,714,510
24,910	*,e	Central European Distribution Corp	64,268
13,608	*	Chiquita Brands International, Inc	98,114
1,250		Coca-Cola Bottling Co Consolidated	85,925
1,079,551		Coca-Cola Co	40,137,706

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

83,420		Coca-Cola Enterprises, Inc	$2,622,725
115,526		ConAgra Foods, Inc	3,216,244
41,090	*	Constellation Brands, Inc (Class A)	1,452,121
2,336	*	Craft Brewers Alliance, Inc	17,707
32,696	*	Darling International, Inc	540,465
51,501	*	Dean Foods Co	867,277
4,963	e	Diamond Foods, Inc	91,915
8,093	*,e	Dole Food Co, Inc	101,891
58,893		Dr Pepper Snapple Group, Inc	2,523,565
3,385	*	Farmer Bros Co	32,936
31,086		Flowers Foods, Inc	612,083
10,515		Fresh Del Monte Produce, Inc	264,663
179,993		General Mills, Inc	7,214,119
38,477	*,e	Green Mountain Coffee Roasters, Inc	929,604
390		Griffin Land & Nurseries, Inc (Class A)	10,120
88,882		H.J. Heinz Co	5,111,604
10,196	*	Hain Celestial Group, Inc	589,329
41,642		Hershey Co	2,867,052
33,009		Hillshire Brands Co	858,564
37,377		Hormel Foods Corp	1,103,743
21,190		Ingredion, Inc	1,302,337
3,306	*	Inventure Foods, Inc	19,704
4,351		J&J Snack Foods Corp	249,182
31,123		J.M. Smucker Co	2,665,374
3,574	*	John B. Sanfilippo & Son, Inc	60,115
67,206		Kellogg Co	3,516,218
164,254	*	Kraft Foods Group, Inc	7,470,272
5,137		Lancaster Colony Corp	373,871
12,224		Lance, Inc	309,756
1,750	e	Limoneira Co	39,322
36,218		Lorillard, Inc	4,201,650
36,836		McCormick & Co, Inc	2,269,834
56,734		Mead Johnson Nutrition Co	3,498,218
35,603		Molson Coors Brewing Co (Class B)	1,535,913
492,263		Mondelez International, Inc	13,064,660
40,092	*	Monster Beverage Corp	1,790,910
2,320	*	National Beverage Corp	34,498
8,420	*	Omega Protein Corp	54,814
434,451		PepsiCo, Inc	30,081,387
473,678		Philip Morris International, Inc	41,948,924
13,818	*	Pilgrim’s Pride Corp	77,795
7,654	*	Post Holdings, Inc	241,484
15,308	*	Ralcorp Holdings, Inc	1,105,085
91,491		Reynolds American, Inc	3,809,685
6,361		Sanderson Farms, Inc	288,090
2,073	*	Seneca Foods Corp	59,257
16,289	*	Smart Balance, Inc	193,839
42,447	*	Smithfield Foods, Inc	868,890
40,434	*,e	Star Scientific, Inc	122,515
3,890	*	Synutra International, Inc	16,299
6,619	e	Tootsie Roll Industries, Inc	176,396
9,969	*	TreeHouse Foods, Inc	533,840

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

81,117		Tyson Foods, Inc (Class A)	$1,363,577
6,616	e	Universal Corp	327,889
15,389	e	Vector Group Ltd	253,303
2,895	*	Westway Group, Inc	18,267

		TOTAL FOOD, BEVERAGE & TOBACCO	228,925,978

HEALTH CARE EQUIPMENT & SERVICES - 4.2%
5,960	*	Abaxis, Inc	219,209
7,900	*,e	Abiomed, Inc	156,578
5,382	*	Acadia Healthcare Co, Inc	110,708
15,625	*,e	Accretive Health, Inc	184,219
19,793	*	Accuray, Inc	137,759
96,753		Aetna, Inc	4,228,106
3,767	*	Air Methods Corp	412,976
19,977	*	Align Technology, Inc	530,989
47,676	*	Allscripts Healthcare Solutions, Inc	615,974
3,046	*	Almost Family, Inc	63,144
12,664	*	Alphatec Holdings, Inc	21,782
8,769	*	Amedisys, Inc	96,810
13,514	*	Amerigroup Corp	1,234,369
70,434		AmerisourceBergen Corp	2,777,917
11,434	*	AMN Healthcare Services, Inc	113,425
8,931	*	Amsurg Corp	254,712
3,721		Analogic Corp	274,089
5,610	*	Angiodynamics, Inc	60,195
4,823	*	Anika Therapeutics, Inc	54,066
19,766	*,e	Antares Pharma, Inc	75,308
7,646	*	Arthrocare Corp	229,992
7,537		Assisted Living Concepts, Inc (A Shares)	59,618
9,931	*,e	athenahealth, Inc	638,464
3,157	*	AtriCure, Inc	20,268
437		Atrion Corp	88,816
23,336		Bard (C.R.), Inc	2,244,690
152,995		Baxter International, Inc	9,582,077
56,292		Becton Dickinson & Co	4,260,179
6,827	*,e	Bio-Reference Labs, Inc	189,517
12,156	*	BioScrip, Inc	111,957
385,815	*	Boston Scientific Corp	1,983,089
27,032	*	Brookdale Senior Living, Inc	634,171
5,901		Cantel Medical Corp	153,485
7,796	*	Capital Senior Living Corp	125,360
96,312		Cardinal Health, Inc	3,961,313
3,258	*,e	Cardiovascular Systems, Inc	38,053
61,683	*	CareFusion Corp	1,638,300
56,830	*	Catamaran Corp	2,680,103
14,254	*	Centene Corp	541,367
40,266	*	Cerner Corp	3,067,867
18,741	*,e	Cerus Corp	58,284
5,668		Chemed Corp	381,173
2,555	*,e	Chindex International, Inc	26,495
80,183		Cigna Corp	4,089,333
25,203	*	Community Health Systems, Inc	691,066

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,985		Computer Programs & Systems, Inc	$145,698
8,619	*,e	Conceptus, Inc	162,382
7,768		Conmed Corp	214,863
13,077		Cooper Cos, Inc	1,255,130
1,966	*	Corvel Corp	83,614
37,249		Coventry Health Care, Inc	1,625,546
134,019		Covidien plc	7,364,344
6,248	*	Cross Country Healthcare, Inc	27,491
10,576		CryoLife, Inc	65,465
7,579	*	Cyberonics, Inc	350,529
2,173	*	Cynosure, Inc (Class A)	57,237
26,084	*	DaVita, Inc	2,934,972
39,298		Dentsply International, Inc	1,447,738
2,318	*,e	Derma Sciences, Inc	26,170
19,009	*	DexCom, Inc	249,018
31,858	*	Edwards Lifesciences Corp	2,766,230
8,482	*	Emeritus Corp	190,421
15,324	*	Endologix, Inc	206,261
5,561		Ensign Group, Inc	162,159
6,459	*,e	EnteroMedics, Inc	19,442
4,239	*,e	ePocrates, Inc	41,457
1,909	*	Exactech, Inc	31,880
8,108	*	EXamWorks, Inc	113,674
223,253	*	Express Scripts Holding Co	13,738,990
13,962	*	Five Star Quality Care, Inc	73,440
9,878	*	Gentiva Health Services, Inc	92,853
6,812	*,e	Globus Medical, Inc	116,894
6,550	*	Greatbatch, Inc	143,969
1,917	*,e	Greenway Medical Technologies	31,803
7,321	*	Haemonetics Corp	598,126
9,217	*	Hanger Orthopedic Group, Inc	233,651
9,738	*,e	Hansen Medical, Inc	22,105
45,619		HCA Holdings, Inc	1,296,036
71,031	*	Health Management Associates, Inc (Class A)	518,526
23,208	*	Health Net, Inc	499,436
26,552	*	Healthsouth Corp	587,596
5,698	*	HealthStream, Inc	145,527
10,237	*	Healthways, Inc	99,606
4,151	*,e	HeartWare International, Inc	348,601
24,952	*	Henry Schein, Inc	1,840,959
17,257		Hill-Rom Holdings, Inc	484,749
23,881	*	HMS Holdings Corp	551,412
73,497	*	Hologic, Inc	1,515,508
45,421		Humana, Inc	3,373,418
3,888	*	ICU Medical, Inc	230,675
15,246	*	Idexx Laboratories, Inc	1,466,665
13,172	*	Insulet Corp	279,378
5,391	*	Integra LifeSciences Holdings Corp	206,206
11,027	*	Intuitive Surgical, Inc	5,979,060
7,566		Invacare Corp	103,276
22,291	*	Inverness Medical Innovations, Inc	427,987
4,358	*	IPC The Hospitalist Co, Inc	150,307

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,660	*	Kindred Healthcare, Inc	$143,668
26,909	*	Laboratory Corp of America Holdings	2,280,000
2,614		Landauer, Inc	151,481
4,944	*	LHC Group, Inc	86,619
13,524	*	LifePoint Hospitals, Inc	477,938
8,054	*	Magellan Health Services, Inc	403,908
8,638	*,e	MAKO Surgical Corp	130,866
13,819	*	Masimo Corp	303,603
65,453		McKesson Corp	6,107,419
16,147	*	MedAssets, Inc	286,286
6,075	*	Medidata Solutions, Inc	255,271
1,152	*	Mediware Information Systems	25,275
288,223		Medtronic, Inc	11,984,312
20,511	*,e	Merge Healthcare, Inc	69,942
11,933		Meridian Bioscience, Inc	235,677
11,624	*	Merit Medical Systems, Inc	167,851
12,236	*	Metropolitan Health Networks, Inc	133,739
8,331	*	Molina Healthcare, Inc	208,858
3,532	*	MWI Veterinary Supply, Inc	370,931
3,376		National Healthcare Corp	160,765
576		National Research Corp	29,192
6,525	*	Natus Medical, Inc	73,732
7,073	*	Neogen Corp	302,654
30,640	*,e	Neoprobe Corp	85,792
12,002	*	NuVasive, Inc	173,069
11,683	*	NxStage Medical, Inc	130,850
31,426		Omnicare, Inc	1,085,140
7,447	*	Omnicell, Inc	108,577
14,995	*	OraSure Technologies, Inc	135,855
5,132	*	Orthofix International NV	203,535
17,611		Owens & Minor, Inc	501,385
4,270	*	Palomar Medical Technologies, Inc	36,850
25,872		Patterson Cos, Inc	864,125
2,194	*	PDI, Inc	15,029
13,632	*	Pediatrix Medical Group, Inc	940,335
6,626	*	PharMerica Corp	80,970
4,915	e	PhotoMedex, Inc	65,419
2,913	*	Providence Service Corp	29,713
13,993	*	PSS World Medical, Inc	400,480
9,728	e	Quality Systems, Inc	169,754
44,062		Quest Diagnostics, Inc	2,543,259
6,408	*,e	Quidel Corp	112,332
39,612		Resmed, Inc	1,582,103
2,375	*	Rochester Medical Corp	24,914
5,063	*,e	Rockwell Medical Technologies, Inc	36,403
18,325	*	RTI Biologics, Inc	74,399
10,084	*	Select Medical Holdings Corp	106,790
15,380	*	Sirona Dental Systems, Inc	880,659
7,097	*	Skilled Healthcare Group, Inc (Class A)	55,144
22,525	*	Solta Medical, Inc	66,449
9,494	*	Spectranetics Corp	138,233
87,285		St. Jude Medical, Inc	3,339,524

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,975	*	Staar Surgical Co	$77,119
16,002		STERIS Corp	569,831
86,092		Stryker Corp	4,528,439
10,441	*	Sun Healthcare Group, Inc	88,331
16,184	*,e	Sunrise Senior Living, Inc	232,888
3,423	*	SurModics, Inc	61,546
8,184	*	Symmetry Medical, Inc	74,965
7,891	*	Team Health Holdings, Inc	209,979
11,328		Teleflex, Inc	769,738
26,195	*	Tenet Healthcare Corp	618,202
16,266	*	Thoratec Corp	580,696
3,542	*	Tornier BV	60,568
5,734	*	Triple-S Management Corp (Class B)	103,441
26,855	*,e	Unilife Corp	73,583
288,386		UnitedHealth Group, Inc	16,149,616
8,877	*	Universal American Corp	80,248
24,898		Universal Health Services, Inc (Class B)	1,030,528
3,598		US Physical Therapy, Inc	96,067
725		Utah Medical Products, Inc	24,664
6,880	*	Vanguard Health Systems, Inc	66,598
30,974	*	Varian Medical Systems, Inc	2,067,824
3,803	*	Vascular Solutions, Inc	57,311
24,252	*	VCA Antech, Inc	474,854
1,552	*	Vocera Communications, Inc	41,733
14,758	*	Volcano Corp	422,374
11,958	*	WellCare Health Plans, Inc	569,201
90,949		WellPoint, Inc	5,573,355
9,382		West Pharmaceutical Services, Inc	505,408
10,894	*	Wright Medical Group, Inc	221,366
1,264		Young Innovations, Inc	43,166
3,983	*	Zeltiq Aesthetics, Inc	23,181
48,956		Zimmer Holdings, Inc	3,143,465

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	180,833,211

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
120,257		Avon Products, Inc	1,862,781
10,653	*	Central Garden and Pet Co (Class A)	120,059
38,556		Church & Dwight Co, Inc	1,957,103
36,153		Clorox Co	2,613,862
132,589		Colgate-Palmolive Co	13,916,541
7,455	*	Elizabeth Arden, Inc	351,727
18,193		Energizer Holdings, Inc	1,327,543
63,995		Estee Lauder Cos (Class A)	3,943,372
7,832	e	Female Health Co	54,824
9,877	*	Harbinger Group, Inc	86,424
32,483	e	Herbalife Ltd	1,668,002
3,621		Inter Parfums, Inc	66,119
108,957		Kimberly-Clark Corp	9,092,462
3,128	*	Medifast, Inc	79,827
2,509	e	Nature’s Sunshine Products, Inc	43,130
14,963	e	Nu Skin Enterprises, Inc (Class A)	708,199
2,069	*	Nutraceutical International Corp	32,814

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

1,117		Oil-Dri Corp of America	$25,021
1,403		Orchids Paper Products Co	26,924
13,926	*	Prestige Brands Holdings, Inc	242,173
760,521		Procter & Gamble Co	52,658,474
2,440	*	Revlon, Inc (Class A)	37,576
2,744	*	Schiff Nutrition International, Inc	92,857
6,376		Spectrum Brands, Inc	290,044
1,530	*,e	USANA Health Sciences, Inc	66,004
4,940		WD-40 Co	236,428

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	91,600,290

INSURANCE - 3.8%
94,093		ACE Ltd	7,400,414
129,973		Aflac, Inc	6,470,056
4,750	*	Alleghany Corp	1,651,100
10,074		Allied World Assurance Co Holdings Ltd	808,942
136,463		Allstate Corp	5,455,791
16,650		American Equity Investment Life Holding Co	191,642
23,702		American Financial Group, Inc	919,638
177,603	*	American International Group, Inc	6,203,673
1,936		American National Insurance Co	141,444
3,829	*	American Safety Insurance Holdings Ltd	64,557
5,085	*	Amerisafe, Inc	133,481
7,361	e	Amtrust Financial Services, Inc	178,136
90,665		Aon plc	4,891,377
37,523	*	Arch Capital Group Ltd	1,656,640
7,073		Argo Group International Holdings Ltd	243,311
32,919		Arthur J. Gallagher & Co	1,166,649
19,832		Aspen Insurance Holdings Ltd	641,565
22,570		Assurant, Inc	853,372
47,684		Assured Guaranty Ltd	662,331
30,420		Axis Capital Holdings Ltd	1,101,812
1,871		Baldwin & Lyons, Inc (Class B)	45,559
494,496	*	Berkshire Hathaway, Inc (Class B)	42,699,730
32,449		Brown & Brown, Inc	829,072
75,018		Chubb Corp	5,774,886
40,460		Cincinnati Financial Corp	1,611,926
8,523	*	Citizens, Inc (Class A)	86,849
7,310		CNA Financial Corp	214,768
58,935		Conseco, Inc	564,597
5,799		Crawford & Co (Class B)	31,952
1,413		Donegal Group, Inc (Class A)	18,312
1,496		Eastern Insurance Holdings, Inc	25,163
4,811	*	eHealth, Inc	104,399
1,035		EMC Insurance Group, Inc	23,163
8,693		Employers Holdings, Inc	158,647
12,007		Endurance Specialty Holdings Ltd	486,884
2,303	*	Enstar Group Ltd	230,300
7,084		Erie Indemnity Co (Class A)	440,766
14,624		Everest Re Group Ltd	1,623,995
2,889		FBL Financial Group, Inc (Class A)	98,602
61,942		Fidelity National Title Group, Inc (Class A)	1,326,178

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

29,470		First American Financial Corp	$670,443
14,794		Flagstone Reinsurance Holdings Ltd	130,779
1,768	*	Fortegra Financial Corp	15,700
137,155	*	Genworth Financial, Inc (Class A)	817,444
7,705	*	Greenlight Capital Re Ltd (Class A)	196,863
2,716	*	Hallmark Financial Services	20,723
12,441		Hanover Insurance Group, Inc	449,245
123,067		Hartford Financial Services Group, Inc	2,671,785
28,126		HCC Insurance Holdings, Inc	1,002,411
10,962	*	Hilltop Holdings, Inc	148,974
2,853		Homeowners Choice, Inc	63,337
10,984		Horace Mann Educators Corp	211,003
1,153	e	Independence Holding Co	10,077
3,282		Infinity Property & Casualty Corp	187,435
266		Investors Title Co	17,450
957		Kansas City Life Insurance Co	34,777
13,649		Kemper Corp	423,119
79,489		Lincoln National Corp	1,970,532
86,598		Loews Corp	3,661,363
11,370		Maiden Holdings Ltd	96,077
2,683	*	Markel Corp	1,266,215
151,792		Marsh & McLennan Cos, Inc	5,165,482
23,711		Max Capital Group Ltd	579,260
39,345	*,e	MBIA, Inc	389,516
11,997		Meadowbrook Insurance Group, Inc	67,423
7,429		Mercury General Corp	301,097
236,822		Metlife, Inc	8,404,813
14,065		Montpelier Re Holdings Ltd	321,667
9,934	*	National Financial Partners Corp	182,289
1,544		National Interstate Corp	40,067
586		National Western Life Insurance Co (Class A)	82,257
3,086	*	Navigators Group, Inc	163,805
72,190		Old Republic International Corp	713,237
6,028		OneBeacon Insurance Group Ltd (Class A)	81,378
17,904		PartnerRe Ltd	1,450,224
2,139	*	Phoenix Cos, Inc	64,469
9,604		Platinum Underwriters Holdings Ltd	426,418
4,868		Presidential Life Corp	68,055
12,670		Primerica, Inc	358,054
83,376		Principal Financial Group	2,296,175
8,501		ProAssurance Corp	759,989
169,942		Progressive Corp	3,789,707
22,448		Protective Life Corp	612,830
129,805		Prudential Financial, Inc	7,405,375
20,474		Reinsurance Group of America, Inc (Class A)	1,083,484
14,331		RenaissanceRe Holdings Ltd	1,165,970
6,200		RLI Corp	422,716
3,547		Safety Insurance Group, Inc	164,403
4,496		SeaBright Insurance Holdings, Inc	49,321
15,150		Selective Insurance Group, Inc	280,124
12,295		Stancorp Financial Group, Inc	422,333
3,287		State Auto Financial Corp	53,052

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,096	e	Stewart Information Services Corp	$95,519
21,475		Symetra Financial Corp	256,626
27,353		Torchmark Corp	1,383,788
9,595		Tower Group, Inc	172,902
108,092		Travelers Cos, Inc	7,668,046
3,040	*	United America Indemnity Ltd	67,427
4,838		United Fire & Casualty Co	114,999
10,467		Universal Insurance Holdings, Inc	41,345
79,540		UnumProvident Corp	1,613,071
25,788		Validus Holdings Ltd	923,210
30,815		W.R. Berkley Corp	1,198,395
1,654		White Mountains Insurance Group Ltd	848,006
86,640		XL Capital Ltd	2,143,474

		TOTAL INSURANCE	165,189,229

MATERIALS - 3.9%
8,139		A. Schulman, Inc	208,847
3,332	*,e	ADA-ES, Inc	64,941
960	*	AEP Industries, Inc	61,373
58,739		Air Products & Chemicals, Inc	4,554,035
19,092		Airgas, Inc	1,698,615
32,670	e	AK Steel Holding Corp	164,657
24,785		Albemarle Corp	1,365,901
292,723		Alcoa, Inc	2,508,636
29,768		Allegheny Technologies, Inc	784,387
24,967	*	Allied Nevada Gold Corp	921,782
6,997		AMCOL International Corp	220,965
7,386		American Vanguard Corp	263,902
18,445		Aptargroup, Inc	945,860
4,704	*,e	Arabian American Development Co	40,172
21,759		Ashland, Inc	1,548,153
7,679		Balchem Corp	267,460
43,497		Ball Corp	1,862,976
28,644		Bemis Co, Inc	946,684
27,887		Boise, Inc	233,972
4,595		Brush Engineered Materials, Inc	96,265
10,903		Buckeye Technologies, Inc	285,659
17,593		Cabot Corp	629,126
15,723	*	Calgon Carbon Corp	194,808
12,276		Carpenter Technology Corp	596,736
5,813	*,e	Castle (A.M.) & Co	70,628
43,491		Celanese Corp (Series A)	1,652,223
16,836	*	Century Aluminum Co	120,377
18,190		CF Industries Holdings, Inc	3,732,406
1,441		Chase Corp	26,558
27,426	*	Chemtura	436,896
6,489	*	Clearwater Paper Corp	256,575
40,097	e	Cleveland-Cliffs, Inc	1,454,318
25,013	*	Coeur d’Alene Mines Corp	773,152
32,189		Commercial Metals Co	442,921
9,120		Compass Minerals International, Inc	719,112
41,350	*	Crown Holdings, Inc	1,581,637

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,735		Cytec Industries, Inc	$876,423
2,930		Deltic Timber Corp	198,830
9,994		Domtar Corp	797,021
329,128		Dow Chemical Co	9,643,450
260,394		Du Pont (E.I.) de Nemours & Co	11,592,741
12,590		Eagle Materials, Inc	666,892
42,475		Eastman Chemical Co	2,516,219
72,263		Ecolab, Inc	5,029,505
27,189	*	Ferro Corp	71,507
13,514	*,e	Flotek Industries, Inc	150,141
38,108		FMC Corp	2,039,540
263,136		Freeport-McMoRan Copper & Gold, Inc (Class B)	10,230,728
4,201		FutureFuel Corp	49,530
24,595	*,e	General Moly, Inc	91,001
9,353		Georgia Gulf Corp	331,003
11,865		Glatfelter	211,316
17,001		Globe Specialty Metals, Inc	255,525
20,675	*,e	Gold Reserve, Inc	66,987
8,307	e	Gold Resource Corp	138,893
12,862	*,e	Golden Minerals Co	56,207
81,694	*,e	Golden Star Resources Ltd	163,388
46,431	*	Graphic Packaging Holding Co	274,872
8,643		Greif, Inc (Class A)	362,660
2,024	*	GSE Holding, Inc	16,111
13,839		H.B. Fuller Co	420,706
2,670		Hawkins, Inc	104,397
3,344		Haynes International, Inc	169,474
18,149	*	Headwaters, Inc	130,491
79,593	e	Hecla Mining Co	523,722
10,227	*	Horsehead Holding Corp	92,554
46,050		Huntsman Corp	692,592
5,992		Innophos Holdings, Inc	285,519
6,333	*	Innospec, Inc	205,063
22,499		International Flavors & Fragrances, Inc	1,453,885
118,791		International Paper Co	4,256,282
14,914	*	Intrepid Potash, Inc	324,081
5,350		Kaiser Aluminum Corp	324,103
11,196	*	Kapstone Paper and Packaging Corp	245,976
1,610		KMG Chemicals, Inc	27,499
5,736		Koppers Holdings, Inc	204,775
8,484	*	Kraton Polymers LLC	185,121
4,966	e	Kronos Worldwide, Inc	66,296
5,936	*	Landec Corp	64,227
38,505	*	Louisiana-Pacific Corp	607,994
5,148	*	LSB Industries, Inc	207,310
89,426		LyondellBasell Industries AF S.C.A	4,774,454
12,685	e	Martin Marietta Materials, Inc	1,044,102
54,848	*	McEwen Mining, Inc	266,561
48,056		MeadWestvaco Corp	1,426,783
2,613	*	Metals USA Holdings Corp	38,098
46,571	*	Midway Gold Corp	79,171
4,916		Minerals Technologies, Inc	352,281

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,715	*,e	Molycorp, Inc	$215,436
148,225		Monsanto Co	12,757,726
82,613		Mosaic Co	4,323,964
7,984		Myers Industries, Inc	118,403
4,361		Neenah Paper, Inc	112,950
2,436		NewMarket Corp	660,911
136,456		Newmont Mining Corp	7,443,675
7,779		Noranda Aluminium Holding Corp	47,685
88,196		Nucor Corp	3,539,305
22,182		Olin Corp	460,055
3,447		Olympic Steel, Inc	62,046
8,989	*	OM Group, Inc	181,847
14,196	*	Omnova Solutions, Inc	111,297
45,806	*	Owens-Illinois, Inc	892,759
27,191		Packaging Corp of America	959,027
40,955	*,e	Paramount Gold and Silver Corp	108,940
24,866		PolyOne Corp	470,713
42,289		PPG Industries, Inc	4,951,196
82,953		Praxair, Inc	8,810,438
3,558		Quaker Chemical Corp	188,538
20,866		Reliance Steel & Aluminum Co	1,133,858
22,476	*,e	Resolute Forest Products	274,207
5,639	*	Revett Minerals, Inc	20,188
19,622		Rock-Tenn Co (Class A)	1,436,134
19,044		Rockwood Holdings, Inc	874,120
16,326		Royal Gold, Inc	1,437,994
36,519		RPM International, Inc	973,597
8,436	*	RTI International Metals, Inc	192,256
6,985		Schnitzer Steel Industries, Inc (Class A)	199,142
9,036		Schweitzer-Mauduit International, Inc	316,531
11,614	e	Scotts Miracle-Gro Co (Class A)	497,195
54,112		Sealed Air Corp	877,697
13,810		Sensient Technologies Corp	502,408
24,104		Sherwin-Williams Co	3,436,748
33,497		Sigma-Aldrich Corp	2,349,480
13,611		Silgan Holdings, Inc	589,492
27,939		Sonoco Products Co	869,741
45,171		Southern Copper Corp (NY)	1,721,015
11,032	*	Spartech Corp	94,434
60,862		Steel Dynamics, Inc	769,904
2,289		Stepan Co	219,286
32,297	*	Stillwater Mining Co	336,212
19,422	*	SunCoke Energy, Inc	312,112
22,427	*	Tahoe Resources, Inc	458,408
6,240	*,e	Texas Industries, Inc	269,131
3,586	*	Texas Petrochemicals, Inc	161,298
22,313	e	Titanium Metals Corp	261,285
5,374		Tredegar Corp	91,197
1,263	*	UFP Technologies, Inc	20,966
557	*	United States Lime & Minerals, Inc	24,402
40,810	e	United States Steel Corp	832,116
2,321	*	Universal Stainless & Alloy	79,842

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,826	*,e	US Antimony Corp	$26,165
2,687	*,e	US Silica Holdings Inc	34,394
25,840		Valspar Corp	1,447,815
23,518	*	Vista Gold Corp	78,315
35,635		Vulcan Materials Co	1,638,141
16,651		Walter Energy, Inc	582,119
11,074		Wausau Paper Corp	91,582
5,518	e	Westlake Chemical Corp	419,699
1,314	*	WHX Corp	19,539
14,507		Worthington Industries, Inc	313,641
20,713	*	WR Grace & Co	1,328,946
4,932		Zep, Inc	70,676
9,834	*,e	Zoltek Cos, Inc	67,363

		TOTAL MATERIALS	170,304,424

MEDIA - 3.6%
15,847	*	AMC Networks, Inc	740,372
7,309		Arbitron, Inc	265,755
25,990		Belo (A.H.) Corp (Class A)	194,405
55,741		Cablevision Systems Corp (Class A)	971,008
4,130	*	Carmike Cinemas, Inc	56,251
180,370		CBS Corp (Class B)	5,843,988
16,396	*,e	Central European Media Enterprises Ltd (Class A) Nasdaq	87,883
13,066	*	Charter Communications, Inc	1,011,439
31,951		Cinemark Holdings, Inc	788,870
13,149		Clear Channel Outdoor Holdings, Inc (Class A)	87,572
745,784		Comcast Corp (Class A)	27,974,358
8,719	*,e	Crown Media Holdings, Inc (Class A)	15,171
12,861	*,e	Cumulus Media, Inc (Class A)	31,638
238	*	Daily Journal Corp	22,496
8,922	*,e	Digital Generation, Inc	82,975
181,960	*	DIRECTV	9,299,976
70,783	*	Discovery Communications, Inc (Class A)	4,177,613
56,674		DISH Network Corp (Class A)	2,019,295
18,789	*,e	DreamWorks Animation SKG, Inc (Class A)	382,732
9,326	*	Entercom Communications Corp (Class A)	60,712
11,304	e	Entravision Communications Corp (Class A)	15,260
7,681	*	EW Scripps Co (Class A)	81,495
1,979		Fisher Communications, Inc	49,950
65,499		Gannett Co, Inc	1,106,933
4,333	*	Global Sources Ltd	24,785
9,972		Harte-Hanks, Inc	55,544
123,493		Interpublic Group of Cos, Inc	1,247,279
12,948		John Wiley & Sons, Inc (Class A)	561,684
14,216	*	Journal Communications, Inc (Class A)	79,752
21,381	*,e	Lamar Advertising Co (Class A)	839,204
72,748	*	Liberty Global, Inc (Class A)	4,367,062
30,073	*	Liberty Interactive LLC	3,358,252
15,398	*	Lin TV Corp (Class A)	86,383
23,588	*,e	Lions Gate Entertainment Corp	393,448
38,928	*	Live Nation, Inc	356,191
17,352	*	Madison Square Garden, Inc	714,208

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,123		Martha Stewart Living Omnimedia, Inc (Class A)	$17,695
29,421	*,e	McClatchy Co (Class A)	83,850
77,754		McGraw-Hill Cos, Inc	4,298,241
5,631	e	MDC Partners, Inc	63,687
10,026	e	Meredith Corp	335,570
6,980		Morningstar, Inc	439,600
15,511		National CineMedia, Inc	239,800
37,816	*	New York Times Co (Class A)	309,335
581,950		News Corp (Class A)	13,920,244
4,704	*	Nexstar Broadcasting Group, Inc (Class A)	51,132
75,791		Omnicom Group, Inc	3,631,147
3,231		Outdoor Channel Holdings, Inc	23,457
28,553	*,e	Pandora Media, Inc	239,560
2,244	*	ReachLocal, Inc	27,691
3,818	*	Reading International, Inc	23,099
22,666	e	Regal Entertainment Group (Class A)	348,150
2,136	*	Rentrak Corp	36,291
809	*	Saga Communications, Inc	34,318
2,491		Salem Communications	14,846
7,176		Scholastic Corp	236,736
23,579		Scripps Networks Interactive (Class A)	1,431,717
13,953		Sinclair Broadcast Group, Inc (Class A)	175,808
1,057,970	*,e	Sirius XM Radio, Inc	2,962,316
103,034	e	Thomson Corp	2,911,741
86,871		Time Warner Cable, Inc	8,609,785
265,871		Time Warner, Inc	11,552,095
10,531	*,e	Valassis Communications, Inc	274,017
146,609		Viacom, Inc (Class B)	7,516,643
77,170	e	Virgin Media, Inc	2,526,546
496,743		Walt Disney Co	24,375,179
1,103	e	Washington Post Co (Class B)	367,862
6,138	e	World Wrestling Entertainment, Inc (Class A)	49,656

		TOTAL MEDIA	154,579,753

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
437,156		Abbott Laboratories	28,642,461
16,473	*,e	Achillion Pharmaceuticals, Inc	155,505
11,132	*	Acorda Therapeutics, Inc	266,611
7,036	*,e	Aegerion Pharmaceuticals, Inc	158,169
9,967	*	Affymax, Inc	227,148
23,432	*,e	Affymetrix, Inc	74,279
5,370	*,e	Agenus, Inc	24,004
96,747		Agilent Technologies, Inc	3,481,925
15,741	*	Akorn, Inc	189,049
53,261	*	Alexion Pharmaceuticals, Inc	4,813,729
33,958	*	Alkermes plc	629,242
84,304		Allergan, Inc	7,580,616
12,497	*,e	Alnylam Pharmaceuticals, Inc	202,076
4,762	*	AMAG Pharmaceuticals, Inc	73,716
216,026		Amgen, Inc	18,695,970
7,049	*,e	Amicus Therapeutics, Inc	35,738
10,836	*,e	Ampio Pharmaceuticals, Inc	43,344

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

1,769	*,e	Anacor Pharmaceuticals, Inc	$10,172
60,557	*,e	Arena Pharmaceuticals, Inc	479,006
46,029	*	Ariad Pharmaceuticals, Inc	991,925
12,006	*	Arqule, Inc	30,135
20,831	*	Array Biopharma, Inc	86,240
31,941	*	Astex Pharmaceuticals	76,020
13,435	*	Auxilium Pharmaceuticals, Inc	275,149
40,367	*,e	AVANIR Pharmaceuticals, Inc	115,450
12,199	*,e	AVEO Pharmaceuticals, Inc	93,078
2,544	*	BG Medicine, Inc	5,851
17,854	*,e	BioCryst Pharmaceuticals, Inc	51,955
9,596	*,e	BioDelivery Sciences International, Inc	49,036
66,485	*	Biogen Idec, Inc	9,189,557
33,959	*	BioMarin Pharmaceuticals, Inc	1,257,841
5,622	*	Bio-Rad Laboratories, Inc (Class A)	569,790
1,115	*	Biospecifics Technologies Corp	17,840
12,134	*,e	Biotime, Inc	46,231
469,667		Bristol-Myers Squibb Co	15,616,428
25,883	*	Bruker BioSciences Corp	312,925
21,511	*,e	Cadence Pharmaceuticals, Inc	76,149
6,616	*	Cambrex Corp	79,921
122,324	*	Celgene Corp	8,968,796
14,061	*	Celldex Therapeutics, Inc	77,476
18,189	*	Cepheid, Inc	551,309
13,589	*	Charles River Laboratories International, Inc	507,141
1,391	*,e	ChemoCentryx, Inc	15,704
3,243	*,e	Clovis Oncology, Inc	69,952
5,517	*,e	Codexis, Inc	14,344
9,235	*,e	Corcept Therapeutics, Inc	23,088
2,379	*	Cornerstone Therapeutics, Inc	11,633
3,159	*,e	Coronado Biosciences, Inc	16,743
15,379	*	Covance, Inc	749,111
17,598	*	Cubist Pharmaceuticals, Inc	754,954
2,759	*,e	Cumberland Pharmaceuticals, Inc	16,195
17,699	*,e	Curis, Inc	67,433
17,188	*,e	Cytori Therapeutics, Inc	63,424
42,881	*,e	Dendreon Corp	162,948
12,093	*	Depomed, Inc	68,325
20,030	*,e	Discovery Laboratories, Inc	48,272
5,498	*	Dusa Pharmaceuticals, Inc	37,716
30,067	*	Dyax Corp	90,201
48,349	*,e	Dynavax Technologies Corp	200,165
284,963		Eli Lilly & Co	13,857,751
7,534	*	Emergent Biosolutions, Inc	100,127
32,537	*	Endo Pharmaceuticals Holdings, Inc	932,510
7,024	*	Endocyte, Inc	67,220
8,468	*	Enzon Pharmaceuticals, Inc	55,635
17,618	*	Exact Sciences Corp	166,666
47,575	*,e	Exelixis, Inc	225,981
6,698	*	Fluidigm Corp	101,073
73,825	*	Forest Laboratories, Inc	2,488,641
2,217	*	Furiex Pharmaceuticals Inc	42,500

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,706	*	Genomic Health, Inc	$115,813
48,746	*,e	Geron Corp	64,832
210,462	*	Gilead Sciences, Inc	14,134,628
1,967	*	Golf Trust Of America, Inc	15,500
4,921	*,e	GTx, Inc	19,733
22,206	*	Halozyme Therapeutics, Inc	117,470
5,177	*	Harvard Bioscience, Inc	20,812
2,336	*	Hi-Tech Pharmacal Co, Inc	73,234
14,333	*	Horizon Pharma, Inc	36,979
45,922	*	Hospira, Inc	1,409,346
25,847	*,e	Idenix Pharmaceuticals, Inc	92,015
34,296	*,e	Illumina, Inc	1,629,403
22,818	*	ImmunoCellular Therapeutics Ltd	40,844
23,182	*,e	Immunogen, Inc	256,857
14,794	*,e	Immunomedics, Inc	48,968
18,550	*	Impax Laboratories, Inc	394,187
26,733	*,e	Incyte Corp	426,659
6,891	*	Infinity Pharmaceuticals, Inc	154,289
18,324	*,e	InterMune, Inc	145,676
20,842	*	Ironwood Pharmaceuticals, Inc	242,392
27,810	*,e	Isis Pharmaceuticals, Inc	240,557
11,051	*	Jazz Pharmaceuticals plc	593,770
763,128		Johnson & Johnson	54,044,725
25,269	*,e	Keryx Biopharmaceuticals, Inc	62,920
3,653	*	Lannett Co, Inc	16,110
46,704	*,e	Lexicon Pharmaceuticals, Inc	96,677
49,574	*	Life Technologies Corp	2,424,664
4,418	*	Ligand Pharmaceuticals, Inc (Class B)	68,126
10,964	*	Luminex Corp	176,301
39,880	*,e	MannKind Corp	75,373
7,802	*	MAP Pharmaceuticals, Inc	120,307
6,789		Maxygen, Inc	16,565
15,289	*	Medicines Co	335,135
15,966		Medicis Pharmaceutical Corp (Class A)	693,084
20,112	*	Medivation, Inc	1,028,125
843,951		Merck & Co, Inc	38,509,484
3,492	*,e	Merrimack Pharmaceuticals, Inc	21,581
8,742	*	Mettler-Toledo International, Inc	1,480,633
12,998	*	Momenta Pharmaceuticals, Inc	164,815
112,316	*	Mylan Laboratories, Inc	2,846,087
23,499	*	Myriad Genetics, Inc	614,969
31,780	*,e	Nektar Therapeutics	286,020
15,789	*	Neurocrine Biosciences, Inc	115,733
3,051	*,e	NewLink Genetics Corp	42,073
7,923	*,e	Novacea, Inc	40,328
32,843	*	Novavax, Inc	68,970
23,863	*	NPS Pharmaceuticals, Inc	220,494
4,164	*	Obagi Medical Products, Inc	51,342
7,921	*,e	Omeros Corp	74,457
3,436	*,e	OncoGenex Pharmaceutical, Inc	42,606
18,246	*,e	Oncothyreon, Inc	92,690
17,857	*	Onyx Pharmaceuticals, Inc	1,399,275

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

24,582	*,e	Opko Health, Inc	$105,211
13,070	*,e	Optimer Pharmaceuticals, Inc	124,688
18,826	*,e	Orexigen Therapeutics, Inc	100,343
3,749	*,e	Osiris Therapeutics, Inc	39,365
7,636	*	Pacific Biosciences of California, Inc	9,927
4,438	*,e	Pacira Pharmaceuticals, Inc	70,475
8,294	*	Pain Therapeutics, Inc	38,733
16,543	*	Parexel International Corp	507,705
37,563	e	PDL BioPharma, Inc	279,844
31,602		PerkinElmer, Inc	977,450
25,907		Perrigo Co	2,979,564
2,074,960		Pfizer, Inc	51,604,255
15,098	*	Pharmacyclics, Inc	922,035
10,117	*	Pozen, Inc	60,601
15,231	*	Progenics Pharmaceuticals, Inc	43,408
65,375	*,e	Qiagen N.V. (NASDAQ)	1,140,794
14,979	*,e	Questcor Pharmaceuticals, Inc	381,665
10,595	*,e	Raptor Pharmaceutical Corp	49,267
21,425	*	Regeneron Pharmaceuticals, Inc	3,048,778
11,849	*	Repligen Corp	60,430
3,462	*,e	Repros Therapeutics, Inc	49,922
19,763	*	Rigel Pharmaceuticals, Inc	176,088
2,260	*,e	Sagent Pharmaceuticals	34,081
16,050	*	Salix Pharmaceuticals Ltd	626,592
16,005	*,e	Sangamo Biosciences, Inc	88,988
13,132	*	Santarus, Inc	119,895
17,748	*	Sciclone Pharmaceuticals, Inc	97,791
26,383	*,e	Seattle Genetics, Inc	663,796
33,558	*,e	Sequenom, Inc	104,365
7,751	*,e	SIGA Technologies, Inc	22,478
16,566	*,e	Spectrum Pharmaceuticals, Inc	184,877
1,401	*	Sucampo Pharmaceuticals, Inc (Class A)	6,991
12,183	*,e	Sunesis Pharmaceuticals, Inc	52,509
2,879	*,e	Supernus Pharmaceuticals, Inc	33,022
3,315	*	Synageva BioPharma Corp	140,158
16,212	*,e	Synergy Pharmaceuticals, Inc	64,200
8,827	*,e	Synta Pharmaceuticals Corp	69,468
12,329	*	Targacept, Inc	50,302
10,549		Techne Corp	710,581
1,632	*,e	TESARO, Inc	26,536
16,794	*,e	Theravance, Inc	378,033
102,063		Thermo Electron Corp	6,231,967
16,383	*,e	Threshold Pharmaceuticals, Inc	67,334
10,203	*	Trius Therapeutics, Inc	55,912
13,966	*	United Therapeutics Corp	637,827
6,323	*	Vanda Pharmaceuticals, Inc	21,435
10,198	*,e	Ventrus Biosciences, Inc	32,022
1,352	*	Verastem, Inc	10,735
58,558	*	Vertex Pharmaceuticals, Inc	2,824,838
16,145	*	Vical, Inc	55,054
19,339	*	Viropharma, Inc	488,310
27,787	*,e	Vivus, Inc	414,026

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

46,457		Warner Chilcott plc	$537,972
24,642	*	Waters Corp	2,015,962
35,414	*	Watson Pharmaceuticals, Inc	3,043,833
11,859	*	Xenoport, Inc	97,600
24,650	*,e	XOMA Corp	67,541
15,586	*,e	ZIOPHARM Oncology, Inc	73,410
18,983	*,e	Zogenix, Inc	46,319

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	333,748,256

REAL ESTATE - 3.6%
12,785		Acadia Realty Trust	328,319
6,982		AG Mortgage Investment Trust	167,219
3,568		Agree Realty Corp	90,056
11,651	*	Alexander & Baldwin, Inc	337,063
586		Alexander’s, Inc	260,161
17,232		Alexandria Real Estate Equities, Inc	1,213,650
127,923		AMB Property Corp	4,386,480
9,183		American Assets Trust,Inc	249,502
25,462		American Campus Communities, Inc	1,153,683
94,684		American Capital Agency Corp	3,126,466
9,679		American Capital Mortgage, Inc	241,297
44,016		American Realty Capital Trust, Inc	496,060
109,650		American Tower Corp	8,255,549
1,540		AmREIT, Inc (Class B)	25,087
271,502		Annaly Capital Management, Inc	4,382,042
38,145		Anworth Mortgage Asset Corp	234,210
39,909		Apartment Investment & Management Co (Class A)	1,065,171
4,625		Apollo Commercial Real Estate Finance, Inc	78,209
3,324		Ares Commercial Real Estate Corp	56,109
83,389		ARMOUR Residential REIT, Inc	600,401
15,560		Ashford Hospitality Trust, Inc	133,660
13,683		Associated Estates Realty Corp	205,108
2,453	*	AV Homes, Inc	36,059
26,461		AvalonBay Communities, Inc	3,587,053
42,795		BioMed Realty Trust, Inc	818,240
41,556		Boston Properties, Inc	4,417,403
39,842		Brandywine Realty Trust	462,167
21,292		BRE Properties, Inc (Class A)	1,029,468
22,270		Camden Property Trust	1,461,580
9,595		Campus Crest Communities, Inc	106,409
15,319		Capital Lease Funding, Inc	78,586
26,107		Capstead Mortgage Corp	321,638
41,312		CBL & Associates Properties, Inc	924,149
91,282	*	CBRE Group, Inc	1,644,902
12,067		Cedar Shopping Centers, Inc	63,834
4,836		Chatham Lodging Trust	62,626
10,944		Chesapeake Lodging Trust	206,294
285,642		Chimera Investment Corp	762,664
24,443		Colonial Properties Trust	528,702
11,420		Colony Financial, Inc	228,514
941	e	Consolidated-Tomoka Land Co	30,884
5,671		Coresite Realty	128,902

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,009		Corporate Office Properties Trust	$499,225
25,452		Cousins Properties, Inc	214,051
18,684		CreXus Investment Corp	210,195
34,238		CubeSmart	449,203
46,451		CYS Investments, Inc	623,372
68,810		DCT Industrial Trust, Inc	443,825
66,182		DDR Corp	1,016,556
52,191		DiamondRock Hospitality Co	442,580
33,818		Digital Realty Trust, Inc	2,077,440
38,756		Douglas Emmett, Inc	908,828
74,085		Duke Realty Corp	1,072,751
16,986		DuPont Fabros Technology, Inc	364,520
15,686		Dynex Capital, Inc	155,605
7,881		EastGroup Properties, Inc	410,285
31,376		Education Realty Trust, Inc	330,389
12,947		Entertainment Properties Trust	575,494
11,416		Equity Lifestyle Properties, Inc	768,639
15,255		Equity One, Inc	318,830
83,571		Equity Residential	4,797,811
9,890		Essex Property Trust, Inc	1,483,500
9,900		Excel Trust, Inc	121,770
28,878		Extra Space Storage, Inc	996,002
17,749		Federal Realty Investment Trust	1,913,875
36,812	*	FelCor Lodging Trust, Inc	161,973
27,334	*	First Industrial Realty Trust, Inc	364,909
14,072		First Potomac Realty Trust	167,598
39,311	*	Forest City Enterprises, Inc (Class A)	630,942
9,582	*	Forestar Real Estate Group, Inc	153,408
20,089		Franklin Street Properties Corp	229,216
142,487		General Growth Properties, Inc	2,801,294
5,817		Getty Realty Corp	106,509
3,836		Gladstone Commercial Corp	70,698
38,684		Glimcher Realty Trust	412,758
9,930		Government Properties Income Trust	220,347
19,390	*	Gramercy Capital Corp	56,425
282	*	Gyrodyne Co of America, Inc	30,112
27,128		Hatteras Financial Corp	739,781
125,560		HCP, Inc	5,562,308
71,961		Health Care REIT, Inc	4,276,642
21,642		Healthcare Realty Trust, Inc	508,371
47,791		Hersha Hospitality Trust	218,405
20,527		Highwoods Properties, Inc	661,996
13,497		Home Properties, Inc	820,483
34,298		Hospitality Properties Trust	792,970
194,705		Host Marriott Corp	2,815,434
7,549	*	Howard Hughes Corp	528,430
22,092		HRPT Properties Trust	302,881
9,891		Hudson Pacific Properties	187,632
21,170		Inland Real Estate Corp	172,959
32,061		Invesco Mortgage Capital, Inc	687,067
25,183		Investors Real Estate Trust	212,041
27,827	*	iStar Financial, Inc	242,930

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,141		Jones Lang LaSalle, Inc	$943,841
11,900	e	Kennedy-Wilson Holdings, Inc	168,980
20,711		Kilroy Realty Corp	919,776
113,201		Kimco Realty Corp	2,209,684
12,535		Kite Realty Group Trust	68,566
23,810		LaSalle Hotel Properties	570,011
32,931		Lexington Corporate Properties Trust	312,515
28,768		Liberty Property Trust	1,010,332
8,321		LTC Properties, Inc	274,676
36,797		Macerich Co	2,097,429
24,340		Mack-Cali Realty Corp	632,597
37,715		Medical Properties Trust, Inc	432,968
99,267		MFA Mortgage Investments, Inc	811,011
11,342		Mid-America Apartment Communities, Inc	733,941
3,984		Mission West Properties, Inc	32,988
9,570		Monmouth Real Estate Investment Corp (Class A)	106,227
6,783		National Health Investors, Inc	362,280
29,778		National Retail Properties, Inc	943,367
8,198		New York Mortgage Trust, Inc	56,156
37,037		NorthStar Realty Finance Corp	243,333
13,521		NRDC Acquisition Corp	171,176
29,373		Omega Healthcare Investors, Inc	673,817
3,759		One Liberty Properties, Inc	71,008
4,944		Parkway Properties, Inc	68,079
15,863		Pebblebrook Hotel Trust	336,613
14,580		Pennsylvania Real Estate Investment Trust	241,007
16,386		Pennymac Mortgage Investment Trust	416,860
48,000		Piedmont Office Realty Trust, Inc	854,400
44,838		Plum Creek Timber Co, Inc	1,968,388
14,956		Post Properties, Inc	730,002
10,564		Potlatch Corp	406,503
5,116		PS Business Parks, Inc	328,089
39,570		Public Storage, Inc	5,485,589
17,485		RAIT Investment Trust	97,566
10,891		Ramco-Gershenson Properties	141,147
34,019		Rayonier, Inc	1,667,271
37,057		Realty Income Corp	1,455,228
21,030		Redwood Trust, Inc	327,858
24,983		Regency Centers Corp	1,199,684
27,259		Resource Capital Corp	159,738
24,529		Retail Properties of America, Inc	300,235
29,547		RLJ Lodging Trust	526,528
4,770		Rouse Properties, Inc	71,836
10,201		Sabra Healthcare REIT, Inc	226,666
3,099		Saul Centers, Inc	134,094
2,109		Select Income REIT	52,113
49,084		Senior Housing Properties Trust	1,078,866
84,249		Simon Property Group, Inc	12,823,540
24,910		SL Green Realty Corp	1,875,723
8,050		Sovran Self Storage, Inc	465,290
18,076	*,e	St. Joe Co	357,905
8,638		STAG Industrial, Inc	149,610

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,341		Starwood Property Trust, Inc	$741,256
50,367	*	Strategic Hotels & Resorts, Inc	276,515
6,141		Summit Hotel Properties, Inc	50,725
8,200		Sun Communities, Inc	344,236
38,002	*	Sunstone Hotel Investors, Inc	375,460
25,679		Tanger Factory Outlet Centers, Inc	808,118
16,330		Taubman Centers, Inc	1,282,722
3,204	*	Tejon Ranch Co	95,928
4,833		Terreno Realty Corp	73,752
7,527		Thomas Properties Group, Inc	40,194
73,180		Two Harbors Investment Corp	873,037
68,846		UDR, Inc	1,670,892
4,822		UMH Properties, Inc	50,679
3,876		Universal Health Realty Income Trust	191,629
6,493		Urstadt Biddle Properties, Inc (Class A)	122,977
80,276		Ventas, Inc	5,079,063
51,607		Vornado Realty Trust	4,139,397
18,355		Washington Real Estate Investment Trust	471,907
33,699		Weingarten Realty Investors	909,873
3,034		Western Asset Mortgage Capital Corp	65,079
149,580		Weyerhaeuser Co	4,141,870
5,675		Whitestone REIT	76,442
6,463		Winthrop Realty Trust	70,705
922	*,e	Zillow, Inc	34,446

		TOTAL REAL ESTATE	158,096,850

RETAILING - 4.2%
6,614	*	1-800-FLOWERS.COM, Inc (Class A)	24,009
21,128		Aaron’s, Inc	651,376
23,766		Abercrombie & Fitch Co (Class A)	726,764
20,419		Advance Auto Parts, Inc	1,448,524
22,749	*	Aeropostale, Inc	271,851
100,176	*	Amazon.com, Inc	23,322,976
54,702		American Eagle Outfitters, Inc	1,141,631
2,544	*	America’s Car-Mart, Inc	106,492
13,575	*	Ann Taylor Stores Corp	477,297
7,698	*	Asbury Automotive Group, Inc	244,181
34,101	*	Ascena Retail Group, Inc	675,200
7,240	*	Audiovox Corp (Class A)	45,033
9,691	*,e	Autonation, Inc	430,280
10,562	*	Autozone, Inc	3,960,750
6,608	*,e	Barnes & Noble, Inc	111,279
8,745		Bebe Stores, Inc	35,417
64,574	*	Bed Bath & Beyond, Inc	3,724,628
75,229		Best Buy Co, Inc	1,144,233
4,941		Big 5 Sporting Goods Corp	44,123
16,606	*	Big Lots, Inc	483,733
2,892	*,e	Blue Nile, Inc	109,231
5,392	*	Body Central Corp	53,866
4,585		Bon-Ton Stores, Inc	56,304
11,069		Brown Shoe Co, Inc	174,669
7,717	e	Buckle, Inc	348,577

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,967	*	Cabela’s, Inc	$581,051
1,180	*	CafePress, Inc	6,997
63,435	*	Carmax, Inc	2,140,931
15,977	*	Casual Male Retail Group, Inc	61,671
7,530		Cato Corp (Class A)	213,701
46,666		Chico’s FAS, Inc	867,988
6,657	*	Children’s Place Retail Stores, Inc	388,969
5,396	*	Citi Trends, Inc	66,263
4,327	*,e	Conn’s, Inc	109,603
3,157		Core-Mark Holding Co, Inc	151,126
4,499		Destination Maternity Corp	85,301
25,860		Dick’s Sporting Goods, Inc	1,293,000
8,135		Dillard’s, Inc (Class A)	626,395
51,479	*	Dollar General Corp	2,502,909
64,424	*	Dollar Tree, Inc	2,568,585
9,139		DSW, Inc (Class A)	572,010
24,307		Expedia, Inc	1,437,759
24,947	*	Express Parent LLC	277,660
26,863		Family Dollar Stores, Inc	1,771,883
14,093		Finish Line, Inc (Class A)	293,205
4,510	*,e	Five Below, Inc	149,461
42,236		Foot Locker, Inc	1,414,906
9,611	*,e	Francesca’s Holdings Corp	283,813
8,852		Fred’s, Inc (Class A)	119,945
34,812	e	GameStop Corp (Class A)	794,758
82,857		Gap, Inc	2,959,652
6,759	*	Genesco, Inc	387,291
43,266		Genuine Parts Co	2,707,586
19,117		GNC Holdings, Inc	739,254
3,677	*	Gordmans Stores, Inc	55,376
6,327		Group 1 Automotive, Inc	392,337
9,765	*,e	Groupon, Inc	40,232
17,077		Guess?, Inc	423,168
5,873		Haverty Furniture Cos, Inc	88,154
8,093	*,e	HHgregg, Inc	48,882
7,722	*	Hibbett Sports, Inc	416,911
424,476		Home Depot, Inc	26,054,337
8,917	*,e	HomeAway, Inc	229,256
10,090		Hot Topic, Inc	86,774
10,499		HSN, Inc	546,158
43,555	e	JC Penney Co, Inc	1,045,756
7,701	*	JOS A Bank Clothiers, Inc	360,330
3,071	*,e	Kayak Software Corporation	101,742
3,770	*	Kirkland’s, Inc	36,154
67,757		Kohl’s Corp	3,610,093
155,002	*	Liberty Media Holding Corp (Interactive A)	3,100,040
10,284	*	Liberty Ventures	585,262
66,983		Limited Brands, Inc	3,207,816
5,994		Lithia Motors, Inc (Class A)	204,995
81,868	*	LKQ Corp	1,710,223
331,655		Lowe’s Companies, Inc	10,738,989
7,607	*,e	Lumber Liquidators, Inc	424,623

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

115,073		Macy’s, Inc	$4,380,829
8,340	*	MarineMax, Inc	68,638
2,588	*	Mattress Firm Holding Corp	82,842
14,139		Men’s Wearhouse, Inc	463,618
8,847		Monro Muffler, Inc	300,090
15,621	*,e	NetFlix, Inc	1,235,465
15,454	*	New York & Co, Inc	52,080
43,764		Nordstrom, Inc	2,484,482
6,066	e	Nutri/System, Inc	58,416
80,123	*	Office Depot, Inc	198,705
24,161		OfficeMax, Inc	177,583
16,081	*,e	Orbitz Worldwide, Inc	39,720
393	*,e	Orchard Supply Hardware Stores Corp	4,881
32,976	*	O’Reilly Automotive, Inc	2,825,384
3,985	*,e	Overstock.com, Inc	60,094
11,796		Penske Auto Group, Inc	360,958
14,695		PEP Boys - Manny Moe & Jack	146,803
7,243	e	PetMed Express, Inc	78,949
30,122		Petsmart, Inc	1,999,800
27,047		Pier 1 Imports, Inc	551,759
13,775	*	Priceline.com, Inc	7,903,682
32,910	e	RadioShack Corp	73,718
17,186		Rent-A-Center, Inc	572,809
62,932		Ross Stores, Inc	3,835,705
4,281	*	Rue21, Inc	128,901
30,642	*,e	Saks, Inc	315,000
43,025	*	Sally Beauty Holdings, Inc	1,036,042
4,110	*	Sears Canada, Inc	44,668
9,597	*,e	Sears Holdings Corp	601,444
2,100	*	Sears Hometown and Outlet Stores, Inc	76,650
15,693	*	Select Comfort Corp	436,736
5,268		Shoe Carnival, Inc	123,166
9,867	*	Shutterfly, Inc	298,575
23,614		Signet Jewelers Ltd	1,222,261
11,206		Sonic Automotive, Inc (Class A)	217,396
981	*	Sourceforge, Inc	17,825
8,530		Stage Stores, Inc	208,985
191,856	e	Staples, Inc	2,209,222
9,435	*	Stein Mart, Inc	74,159
2,426	*	Systemax, Inc	26,540
183,807		Target Corp	11,717,696
1,622	*,e	Teavana Holdings, Inc	17,112
35,286		Tiffany & Co	2,230,781
3,575	*	Tilly’s, Inc	57,701
206,029		TJX Companies, Inc	8,576,987
19,930		Tractor Supply Co	1,918,063
24,115	*	TripAdvisor, Inc	730,443
14,120	*	Tuesday Morning Corp	84,296
17,419		Ulta Salon Cosmetics & Fragrance, Inc	1,606,380
29,638	*	Urban Outfitters, Inc	1,059,855
3,317	*	US Auto Parts Network, Inc	9,918
5,101	*,e	Vitacost.com, Inc	32,646

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,155	*	Vitamin Shoppe, Inc	$466,792
3,323	*	West Marine, Inc	34,360
29,118	*	Wet Seal, Inc (Class A)	83,277
10,781	*	WEX, Inc	795,422
24,631		Williams-Sonoma, Inc	1,138,691
505		Winmark Corp	26,906
5,178	*	Zumiez, Inc	131,055

		TOTAL RETAILING	184,606,666

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
9,803	*	Advanced Energy Industries, Inc	115,773
176,382	*,e	Advanced Micro Devices, Inc	361,583
4,093	*	Alpha & Omega Semiconductor Ltd	34,872
89,705		Altera Corp	2,734,208
23,878	*,e	Amkor Technology, Inc	103,153
15,181	*	Anadigics, Inc	22,164
82,847		Analog Devices, Inc	3,240,146
356,214		Applied Materials, Inc	3,775,868
14,273	*	Applied Micro Circuits Corp	82,783
123,430	*	Atmel Corp	575,801
8,813	*	ATMI, Inc	174,057
67,727		Avago Technologies Ltd	2,237,023
23,868	*	Axcelis Technologies, Inc	21,875
14,515	*	AXT, Inc	46,593
153,190		Broadcom Corp (Class A)	4,830,847
18,386		Brooks Automation, Inc	132,747
7,053		Cabot Microelectronics Corp	210,179
13,804	*	Cavium Networks, Inc	458,017
6,846	*,e	Ceva, Inc	103,717
17,997	*	Cirrus Logic, Inc	733,558
5,404		Cohu, Inc	47,555
32,239	*,e	Cree, Inc	977,809
8,517	*	Cymer, Inc	678,720
42,371		Cypress Semiconductor Corp	419,897
9,854	*	Diodes, Inc	149,387
5,262	*	DSP Group, Inc	28,941
38,077	*	Entegris, Inc	312,612
27,552	*	Entropic Communications, Inc	132,525
11,243	*	Exar Corp	96,128
35,449	*	Fairchild Semiconductor International, Inc	416,880
16,932	*,e	First Solar, Inc	411,617
11,403	*	Formfactor, Inc	51,998
12,006	*,e	Freescale Semiconductor Holdings Ltd	107,334
4,534	*	GSI Technology, Inc	25,345
33,365	*,e	GT Solar International, Inc	144,804
9,151	*	Hittite Microwave Corp	518,313
11,753	*	Inphi Corp	98,373
39,475	*	Integrated Device Technology, Inc	214,744
8,732	*	Integrated Silicon Solution, Inc	74,659
1,396,422		Intel Corp	30,197,626
2,111	*	Intermolecular, Inc	14,798
19,233	*	International Rectifier Corp	297,919

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

35,399		Intersil Corp (Class A)	$249,563
8,074	*	IXYS Corp	76,864
46,452		Kla-Tencor Corp	2,160,947
14,515	*	Kopin Corp	54,576
50,720	*	Lam Research Corp	1,795,488
33,362	*	Lattice Semiconductor Corp	129,445
63,921		Linear Technology Corp	1,998,170
158,720	*	LSI Logic Corp	1,087,232
15,636	*	LTX-Credence Corp	87,093
1,368	*	MA-COM Technology Solutions	17,086
130,893		Marvell Technology Group Ltd	1,032,746
13,580	*,e	Mattson Technology, Inc	12,188
81,203		Maxim Integrated Products, Inc	2,235,113
7,749	*,e	MaxLinear, Inc	44,014
66,910	*	MEMC Electronic Materials, Inc	168,613
11,349		Micrel, Inc	109,972
53,722	e	Microchip Technology, Inc	1,684,185
274,319	*	Micron Technology, Inc	1,488,181
24,661	*	Microsemi Corp	473,491
14,824	*,e	Mindspeed Technologies, Inc	50,550
11,859	*	MIPS Technologies, Inc	82,894
14,543		MKS Instruments, Inc	343,651
8,440	*	Monolithic Power Systems, Inc	163,989
7,335	*	MoSys, Inc	29,633
5,605	*	Nanometrics, Inc	77,125
8,274	*	NeoPhotonics Corp Ltd	43,439
1,553	*	NVE Corp	80,445
170,661	*	Nvidia Corp	2,042,812
13,193	*	Omnivision Technologies, Inc	188,660
126,355	*	ON Semiconductor Corp	777,083
7,192	*	PDF Solutions, Inc	95,222
1,700	*	Peregrine Semiconductor Corp	30,107
5,628	*	Pericom Semiconductor Corp	43,504
16,704	*	Photronics, Inc	81,683
10,431	*	PLX Technology, Inc	45,166
54,611	*	PMC - Sierra, Inc	255,579
7,959		Power Integrations, Inc	235,427
9,211	*,e	QuickLogic Corp	24,133
28,511	*,e	Rambus, Inc	137,993
77,394	*	RF Micro Devices, Inc	341,308
6,768	*,e	Rubicon Technology, Inc	58,814
7,124	*	Rudolph Technologies, Inc	67,749
18,182	*	Semtech Corp	454,005
11,501	*	Sigma Designs, Inc	68,316
23,505	*	Silicon Image, Inc	103,422
11,825	*	Silicon Laboratories, Inc	477,966
52,768	*	Skyworks Solutions, Inc	1,234,771
11,339	*	Spansion, Inc	125,750
8,960	*,e	STR Holdings, Inc	19,264
15,305	*,e	SunPower Corp	65,965
2,483	*	Supertex, Inc	47,450
52,017	*	Teradyne, Inc	760,489

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,412		Tessera Technologies, Inc	$204,218
318,012		Texas Instruments, Inc	8,932,957
46,885	*	Triquint Semiconductor, Inc	220,359
5,124	*	Ultra Clean Holdings	23,724
7,196	*	Ultratech, Inc	222,428
10,726	*,e	Veeco Instruments, Inc	329,288
5,963	*	Volterra Semiconductor Corp	108,348
73,301		Xilinx, Inc	2,401,341

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	91,414,942

SOFTWARE & SERVICES - 9.2%
15,351	*	Accelrys, Inc	137,391
178,936		Accenture plc	12,062,076
11,032	*	ACI Worldwide, Inc	431,351
9,088	*,e	Active Network, Inc	80,520
117,803		Activision Blizzard, Inc	1,282,875
11,788	*	Actuate Corp	62,830
21,272	*	Acxiom Corp	388,214
137,239	*	Adobe Systems, Inc	4,666,126
8,684	*	Advent Software, Inc	188,443
49,736	*	Akamai Technologies, Inc	1,889,471
13,972	*	Alliance Data Systems Corp	1,998,695
46,875		Amdocs Ltd	1,550,156
5,111		American Software, Inc (Class A)	41,859
8,763	*	Ancestry.com, Inc	276,911
8,468	*,e	Angie’s List, Inc	96,874
25,839	*	Ansys, Inc	1,831,468
26,068	*	AOL, Inc	894,914
25,919	*	Aspen Technology, Inc	642,273
64,230	*	Autodesk, Inc	2,045,083
135,770		Automatic Data Processing, Inc	7,846,148
3,215	*	AVG Technologies NV	33,725
10,632	*	Bankrate, Inc	114,081
2,495	*,e	Bazaarvoice, Inc	31,836
12,489		Blackbaud, Inc	296,864
11,061	*	Blucora, Inc	194,121
44,719	*	BMC Software, Inc	1,820,063
5,254	e	Booz Allen Hamilton Holding Co	70,299
9,682	*	Bottomline Technologies, Inc	226,559
2,073	*	Brightcove, Inc	26,161
34,690		Broadridge Financial Solutions, Inc	796,135
7,315	*,e	BroadSoft, Inc	279,579
98,600		CA, Inc	2,220,472
6,250	*	CACI International, Inc (Class A)	315,187
76,326	*	Cadence Design Systems, Inc	966,287
12,490	*,e	Callidus Software, Inc	57,954
5,462	*,e	Carbonite, Inc	42,221
12,251	*	Cardtronics, Inc	348,051
2,676	e	Cass Information Systems, Inc	112,312
22,394	*	Ciber, Inc	69,869
51,623	*	Citrix Systems, Inc	3,190,818
1,296	*,m	Clinical Data, Inc	1,231

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

84,531	*	Cognizant Technology Solutions Corp (Class A)	$5,633,991
12,409	*	Commvault Systems, Inc	775,190
43,124		Computer Sciences Corp	1,313,126
4,808	*	Computer Task Group, Inc	89,669
60,444	*	Compuware Corp	523,445
8,318	*	comScore, Inc	117,866
12,615	*	Concur Technologies, Inc	835,491
8,443	*,e	Constant Contact, Inc	104,187
32,347		Convergys Corp	543,753
10,183	*	Cornerstone OnDemand, Inc	285,022
7,821	*	CoStar Group, Inc	648,361
9,386	*	CSG Systems International, Inc	193,445
11,747	*	DealerTrack Holdings, Inc	321,045
7,021	*,e	Demand Media, Inc	59,889
1,587	*,e	Demandware, Inc	47,118
10,941	*	Dice Holdings, Inc	96,609
8,940	*	Digital River, Inc	128,200
1,610		DMRC Corp	31,620
9,648		DST Systems, Inc	550,322
3,167	*,e	E2open, Inc	55,422
29,495		Earthlink, Inc	186,998
321,885	*	eBay, Inc	15,543,827
7,792	e	Ebix, Inc	169,788
88,457	*	Electronic Arts, Inc	1,092,444
6,626	*	Ellie Mae, Inc	165,650
2,500	*	Eloqua, Inc	58,325
4,305	*	Envestnet, Inc	60,184
1,814	*,e	Envivio, Inc	3,900
2,019	*	EPAM Systems, Inc	36,302
7,063		EPIQ Systems, Inc	86,239
1,553	*	ePlus, Inc	55,551
13,367	*	Equinix, Inc	2,411,540
14,017	*	Euronet Worldwide, Inc	284,405
2,257	*	ExactTarget, Inc	52,633
6,450	*	ExlService Holdings, Inc	191,178
115,684	*,e	Facebook, Inc	2,442,668
12,679		Factset Research Systems, Inc	1,148,083
9,463		Fair Isaac Corp	440,976
6,903	*	FalconStor Software, Inc	15,325
69,783		Fidelity National Information Services, Inc	2,293,767
29,648	*	First American Corp	705,622
37,906	*	Fiserv, Inc	2,840,676
13,993	*	FleetCor Technologies, Inc	663,408
3,304		Forrester Research, Inc	95,618
36,284	*	Fortinet, Inc	702,821
25,835	*	Gartner, Inc	1,199,002
35,178		Genpact Ltd	619,485
3,514	*,e,m	Gerber Scientific, Inc	0
15,285	*	Global Cash Access, Inc	107,759
21,792		Global Payments, Inc	931,608
18,182	*,e	Glu Mobile, Inc	57,637
71,616	*	Google, Inc (Class A)	48,682,408

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,174	*	Guidance Software, Inc	$63,019
5,321	*	Guidewire Software, Inc	163,035
6,842	*	Hackett Group, Inc	26,615
10,770		Heartland Payment Systems, Inc	280,882
6,907	*,e	Higher One Holdings, Inc	87,235
21,795		IAC/InterActiveCorp	1,053,788
8,862	*	iGate Corp	142,235
2,270	*	Imperva, Inc	71,573
1,841	*	Infoblox, Inc	30,579
30,115	*	Informatica Corp	817,321
5,170	*,e	Innodata Isogen, Inc	18,560
4,001	*	Interactive Intelligence, Inc	126,872
11,755	*	Internap Network Services Corp	80,522
302,751		International Business Machines Corp	58,894,152
81,495		Intuit, Inc	4,842,433
12,661	*	Ipass, Inc	24,562
12,797	e	j2 Global, Inc	384,422
24,174		Jack Henry & Associates, Inc	918,612
12,509	*	JDA Software Group, Inc	477,093
3,550	*,e	Jive Software, Inc	39,760
7,568	*	Kenexa Corp	347,825
5,058		Keynote Systems, Inc	72,279
16,514	*,e	KIT Digital, Inc	45,909
7,113	*	Knot, Inc	57,260
23,427		Lender Processing Services, Inc	564,825
26,856	*,e	Limelight Networks, Inc	56,666
17,319	*	LinkedIn Corp	1,851,921
21,564	*	Lionbridge Technologies	68,358
6,506	*	Liquidity Services, Inc	268,242
15,238	*	Liveperson, Inc	239,084
5,247	*	LogMeIn, Inc	129,496
4,654	*,e	magicJack VocalTec Ltd	94,709
6,010	*	Manhattan Associates, Inc	360,600
5,247	e	Mantech International Corp (Class A)	120,524
4,326	e	Marchex, Inc (Class B)	17,693
9,203	*	Market Leader, Inc	62,580
30,093		Mastercard, Inc (Class A)	13,870,766
2,244	*,e	Mattersight Corp	12,409
9,392		MAXIMUS, Inc	518,251
11,063	*,e	MeetMe, Inc	46,796
25,785	*	Mentor Graphics Corp	400,183
22,287	*	Micros Systems, Inc	1,011,607
2,090,909		Microsoft Corp	59,664,088
2,296	*	MicroStrategy, Inc (Class A)	216,903
2,561	*,e	Millennial Media, Inc	41,053
9,849	*	ModusLink Global Solutions, Inc	28,858
5,165	*	MoneyGram International, Inc	80,264
10,144		Monotype Imaging Holdings, Inc	155,305
33,851	*	Monster Worldwide, Inc	210,553
8,931	*	Move, Inc	74,038
10,113	*	Netscout Systems, Inc	250,094
8,676	*	NetSuite, Inc	551,013

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

18,523	*	NeuStar, Inc (Class A)	$677,757
19,371		NIC, Inc	277,005
67,111	*	Nuance Communications, Inc	1,493,891
6,248	*,e	OpenTable, Inc	293,469
3,805		Opnet Technologies, Inc	161,446
1,059,760		Oracle Corp	32,905,548
33,202	*	Parametric Technology Corp	670,016
89,988		Paychex, Inc	2,918,311
4,815	e	Pegasystems, Inc	113,008
9,940	*	Perficient, Inc	113,018
2,923	*	Pervasive Software, Inc	25,079
4,394	*	PRG-Schultz International, Inc	34,361
17,380	*	Progress Software Corp	342,734
1,399	*,e	Proofpoint, Inc	18,481
4,836	*	PROS Holdings, Inc	93,480
1,479	*	QAD, Inc (Class A)	18,088
23,739	*	QLIK Technologies, Inc	437,035
7,769	*	QuinStreet, Inc	47,546
30,366	*	Rackspace Hosting, Inc	1,934,011
5,020	*	RealNetworks, Inc	38,001
9,931	*,e	RealPage, Inc	216,794
53,623	*	Red Hat, Inc	2,636,643
8,407	*	Responsys, Inc	75,159
4,621	*,e	Rosetta Stone, Inc	54,112
30,830	*	Rovi Corp	417,130
8,910	*	Saba Software, Inc	89,813
79,019		SAIC, Inc	868,419
38,398	*	Salesforce.com, Inc	5,605,340
3,576	*,e	Sapiens International Corp NV	12,337
34,188	*	Sapient Corp	351,453
5,867	*	Sciquest, Inc	89,061
8,802	*	Seachange International, Inc	79,658
5,277	*,e	ServiceNow, Inc	161,740
11,761	*	ServiceSource International LLC	105,967
17,097	*	SolarWinds, Inc	864,937
19,217		Solera Holdings, Inc	899,548
8,134	*	Sourcefire, Inc	348,054
2,523	*,e	Spark Networks, Inc	16,551
4,273	*,e	Splunk, Inc	119,858
3,371	*	SPS Commerce, Inc	122,199
10,390	*	SS&C Technologies Holdings, Inc	249,672
3,286	*	Stamps.com, Inc	90,431
17,173	*	SupportSoft, Inc	79,683
199,707	*	Symantec Corp	3,632,670
6,049	*	Synacor, Inc	33,149
7,649	*	Synchronoss Technologies, Inc	156,728
40,490	*	Synopsys, Inc	1,303,778
4,285		Syntel, Inc	255,429
11,601	*	TA Indigo Holding Corp	64,850
21,697	*	Take-Two Interactive Software, Inc	241,922
7,101	*	Tangoe, Inc	91,745
3,279	*	TechTarget, Inc	15,674

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,705	*	TeleNav, Inc	$26,083
5,701	*	TeleTech Holdings, Inc	96,005
46,937	*	Teradata Corp	3,206,266
45,838	*	TIBCO Software, Inc	1,155,576
34,673	*	TiVo, Inc	351,931
5,729	*	TNS, Inc	82,039
45,006		Total System Services, Inc	1,012,185
1,280	*	Travelzoo, Inc	22,848
8,855	*	Tyler Technologies, Inc	423,358
7,611	*	Ultimate Software Group, Inc	771,451
12,136	*	Unisys Corp	206,919
25,154		United Online, Inc	134,825
19,188	*	Unwired Planet, Inc	27,055
20,792	*	Valueclick, Inc	346,603
10,956	*	Vantiv, Inc	221,092
9,594	*	Vasco Data Security International	67,926
30,071	*	VeriFone Systems, Inc	891,304
5,963	*	Verint Systems, Inc	162,611
43,894	*	VeriSign, Inc	1,627,151
11,668	*,e	VirnetX Holding Corp	350,623
4,405	*	Virtusa Corp	75,590
145,194		Visa, Inc (Class A)	20,147,120
9,056	*,e	VistaPrint Ltd	275,936
23,918	*	VMware, Inc (Class A)	2,027,529
4,789	*	Vocus, Inc	85,005
12,959	*,e	WebMD Health Corp (Class A)	193,219
10,873	*	Websense, Inc	143,741
9,684	*	Website Pros, Inc	152,814
170,509		Western Union Co	2,165,464
338,191	*	Yahoo!, Inc	5,684,991
3,032	*,e	Yelp, Inc	73,071
14,934	*	Zix Corp	43,309
28,677	*	Zynga, Inc	64,523

		TOTAL SOFTWARE & SERVICES	399,639,475

TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
13,041	*,e	3D Systems Corp	567,283
16,198	*,e	Acme Packet, Inc	267,915
17,690	e	Adtran, Inc	298,784
4,019	*	Agilysys, Inc	32,835
44,965		Amphenol Corp (Class A)	2,703,745
3,400	*	Anaren, Inc	61,302
7,850		Anixter International, Inc	460,167
259,374		Apple, Inc	154,353,468
31,371	*	Arris Group, Inc	431,038
30,980	*	Arrow Electronics, Inc	1,091,425
31,099	*,e	Aruba Networks, Inc	565,069
5,463	*,e	Audience, Inc	41,109
10,729	*	Avid Technology, Inc	62,979
40,266	*	Avnet, Inc	1,153,621
13,410		AVX Corp	131,954
2,978		Aware, Inc	18,136

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

4,475	*	AX Holding Corp	$28,461
3,993		Badger Meter, Inc	171,060
2,364		Bel Fuse, Inc (Class B)	39,148
15,981	*	Benchmark Electronics, Inc	236,838
4,040		Black Box Corp	88,557
22,388	*,e	Bookham, Inc	44,104
127,528	*	Brocade Communications Systems, Inc	675,898
9,538	*	CalAmp Corp	84,697
12,740	*,e	Calix Networks, Inc	84,721
11,989	*	Checkpoint Systems, Inc	97,351
27,670	*,e	Ciena Corp	343,385
1,488,503		Cisco Systems, Inc	25,512,942
11,858		Cognex Corp	432,343
6,542	*	Coherent, Inc	298,642
5,242		Comtech Telecommunications Corp	131,941
60,779	*	Comverse Technology, Inc	400,534
420,973		Corning, Inc	4,946,433
10,235	*	Cray, Inc	124,560
7,722		CTS Corp	63,938
7,778		Daktronics, Inc	68,213
6,695	*	Datalink Corp	54,497
409,964		Dell, Inc	3,783,968
17,511		Diebold, Inc	520,952
8,385	*	Digi International, Inc	78,987
14,023	*,e	Dolby Laboratories, Inc (Class A)	442,987
4,362	*	DTS, Inc	91,515
7,897	*	Echelon Corp	26,139
10,785	*	EchoStar Corp (Class A)	342,532
4,216		Electro Rent Corp	66,276
5,079		Electro Scientific Industries, Inc	54,244
12,803	*	Electronics for Imaging, Inc	222,260
582,578	*	EMC Corp	14,226,555
24,120	*	Emulex Corp	167,875
28,456	*	Extreme Networks, Inc	92,767
22,055	*	F5 Networks, Inc	1,819,096
4,602	*	Fabrinet	44,317
4,696	*	FARO Technologies, Inc	188,779
10,517		FEI Co	578,961
25,407	*,e	Finisar Corp	292,689
42,773		Flir Systems, Inc	831,079
18,944	*,e	Fusion-io, Inc	447,078
7,367	*	Globecomm Systems, Inc	79,932
6,947	*	GSI Group, Inc	53,978
32,558	*	Harmonic, Inc	141,302
31,651		Harris Corp	1,448,983
13,631	*	Harris Stratex Networks, Inc (Class A)	31,079
547,636		Hewlett-Packard Co	7,584,759
12,575	*	Imation Corp	57,468
6,413	*	Immersion Corp	27,704
25,715	*,e	Infinera Corp	126,518
42,334	*	Ingram Micro, Inc (Class A)	643,477
12,313	*	Insight Enterprises, Inc	199,101

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

12,269	e	InterDigital, Inc	$467,326
17,008	*	Intermec, Inc	115,314
5,130	*	Intevac, Inc	25,650
8,649	*,e	InvenSense, Inc	96,869
8,841	*,e	IPG Photonics Corp	469,280
11,024	*	Itron, Inc	452,645
11,713	*	Ixia	164,099
51,585		Jabil Circuit, Inc	894,484
64,323	*	JDS Uniphase Corp	623,290
147,687	*	Juniper Networks, Inc	2,447,174
17,464	*	Kemet Corp	79,287
4,831	*	Key Tronic Corp	54,832
3,348	*	KVH Industries, Inc	46,269
19,883	e	Lexmark International, Inc (Class A)	422,713
6,017		Littelfuse, Inc	322,511
2,970		Loral Space & Communications, Inc	233,620
9,580	*,e	Maxwell Technologies, Inc	62,366
4,166	*	Measurement Specialties, Inc	135,853
9,472	*	Mercury Computer Systems, Inc	77,623
614		Mesa Laboratories, Inc	29,945
8,312		Methode Electronics, Inc	84,117
38,314	e	Molex, Inc	995,015
81,164		Motorola, Inc	4,194,555
4,410		MTS Systems Corp	222,308
2,027	*	Multi-Fineline Electronix, Inc	42,851
25,910		National Instruments Corp	610,440
44,199	*	NCR Corp	940,555
11,953	*,e	Neonode, Inc	45,302
100,999	*	NetApp, Inc	2,716,873
10,553	*	Netgear, Inc	374,737
10,761	*	Newport Corp	116,434
1,454	*	Numerex Corp	16,692
35,552	*,e	OCZ Technology Group, Inc	47,995
4,392	*	Oplink Communications, Inc	65,265
5,791	*	OSI Systems, Inc	458,937
2,879	*	Palo Alto Networks, Inc	158,287
5,758		Park Electrochemical Corp	142,914
32,679	*,e	Parkervision, Inc	50,979
2,094		PC Connection, Inc	21,547
4,124		PC-Tel, Inc	26,888
11,757		Plantronics, Inc	381,397
9,702	*	Plexus Corp	261,081
49,570	*	Polycom, Inc	496,691
15,441	*,e	Power-One, Inc	62,227
5,947	*	Procera Networks, Inc	134,700
27,105	*	QLogic Corp	254,245
474,985		Qualcomm, Inc	27,822,246
71,356	*,e	Quantum Corp	74,924
10,274	*,e	Rackable Systems, Inc	79,315
4,366	*	Radisys Corp	12,399
10,462	*,e	RealD, Inc	97,820
3,164		Richardson Electronics Ltd	36,861

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

44,068	*	Riverbed Technology, Inc	$813,936
7,896	*	Rofin-Sinar Technologies, Inc	143,786
4,494	*	Rogers Corp	177,109
66,982	*	SanDisk Corp	2,797,168
22,548	*	Sanmina-SCI Corp	200,452
7,654	*	Scansource, Inc	223,879
15,912	*	ShoreTel, Inc	70,490
47,505	*	Sonus Networks, Inc	88,359
10,463	*	STEC, Inc	61,418
5,903	*,e	Stratasys, Inc	393,553
6,040	*	Super Micro Computer, Inc	47,776
4,491		Sycamore Networks, Inc	25,958
9,727	*	Symmetricom, Inc	59,821
9,286	*,e	Synaptics, Inc	215,064
6,513	*	SYNNEX Corp	210,956
10,476	*	Tech Data Corp	464,192
101,668		Tellabs, Inc	296,871
3,995		Telular Corp	39,910
2,419		Tessco Technologies, Inc	50,315
34,678	*	Trimble Navigation Ltd	1,636,108
14,708	*	TTM Technologies, Inc	132,372
1,919	*,e	Ubiquiti Networks, Inc	22,644
10,967	*,e	Universal Display Corp	359,498
10,370	*,e	Viasat, Inc	402,771
599	*	Viasystems Group, Inc	9,171
34,204	*	Vishay Intertechnology, Inc	283,209
4,653	*	Vishay Precision Group, Inc	60,722
7,893	*	Westell Technologies, Inc	16,102
65,382		Western Digital Corp	2,238,026
374,952		Xerox Corp	2,414,691
14,382	*	Zebra Technologies Corp (Class A)	516,745
4,954	*	Zygo Corp	92,243

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	293,715,512

TELECOMMUNICATION SERVICES - 2.8%
19,604	*,e	8x8, Inc	128,406
1,627,733		AT&T, Inc	56,303,284
2,109		Atlantic Tele-Network, Inc	87,397
3,727	*,e	Boingo Wireless, Inc	27,282
6,288	*	Cbeyond Communications, Inc	48,166
172,398		CenturyTel, Inc	6,616,635
54,800	*	Cincinnati Bell, Inc	285,508
97,698	*,e	Clearwire Corp (Class A)	195,396
12,976		Cogent Communications Group, Inc	281,709
11,032	e	Consolidated Communications Holdings, Inc	170,334
81,446	*	Crown Castle International Corp	5,436,521
4,846	*,e	Fairpoint Communications, Inc	35,570
277,463	e	Frontier Communications Corp	1,309,625
9,314	*	General Communication, Inc (Class A)	81,404
2,335	*,e	Hawaiian Telcom Holdco, Inc	39,858
3,000		HickoryTech Corp	31,950
3,132		IDT Corp (Class B)	31,696

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,899	*	inContact, Inc	$39,738
11,889	*,e	Iridium Communications, Inc	87,860
18,973	*,e	Leap Wireless International, Inc	101,316
44,797	*	Level 3 Communications, Inc	918,338
5,173		Lumos Networks Corp	40,712
84,292	*	MetroPCS Communications, Inc	860,621
7,069		Neutral Tandem, Inc	32,659
47,841	*,e	NII Holdings, Inc (Class B)	381,293
5,739		NTELOS Holdings Corp	87,520
5,430	*	Orbcomm, Inc	19,005
11,762	*	Premiere Global Services, Inc	99,977
4,549		Primus Telecommunications Group, Inc	66,552
33,712	*	SBA Communications Corp (Class A)	2,246,231
5,340		Shenandoah Telecom Co	83,945
831,636	*	Sprint Nextel Corp	4,607,263
26,365		Telephone & Data Systems, Inc	655,698
16,377	*,e	Towerstream Corp	57,647
41,735	*	tw telecom inc (Class A)	1,062,990
3,587	*	US Cellular Corp	132,683
7,238		USA Mobility, Inc	79,980
789,596		Verizon Communications, Inc	35,247,565
44,232	*	Vonage Holdings Corp	100,407
163,597	e	Windstream Corp	1,560,715

		TOTAL TELECOMMUNICATION SERVICES	119,681,456

TRANSPORTATION - 1.8%
18,625	*	Air Transport Services Group, Inc	71,706
19,785	*	Alaska Air Group, Inc	756,578
4,449	*	Allegiant Travel Co	323,620
2,426		Amerco, Inc	280,300
8,994		Arkansas Best Corp	72,402
7,302	*	Atlas Air Worldwide Holdings, Inc	401,537
27,315	*	Avis Budget Group, Inc	451,517
6,049		Celadon Group, Inc	103,438
45,183		CH Robinson Worldwide, Inc	2,725,890
15,549		Con-Way, Inc	452,631
9,201		Copa Holdings S.A. (Class A)	854,037
287,250		CSX Corp	5,880,008
231,353	*	Delta Air Lines, Inc	2,227,929
7,844	*	Dollar Thrifty Automotive Group, Inc	603,988
3,430	*	Echo Global Logistics, Inc	57,658
58,960		Expeditors International Washington, Inc	2,158,526
87,108		FedEx Corp	8,013,065
8,007		Forward Air Corp	267,194
16,478	*,e	Genco Shipping & Trading Ltd	50,093
12,330	*	Genesee & Wyoming, Inc (Class A)	893,555
15,652	*	Hawaiian Holdings, Inc	92,816
13,276		Heartland Express, Inc	185,200
66,319	*	Hertz Global Holdings, Inc	880,053
10,230	*	Hub Group, Inc (Class A)	317,232
1,219		International Shipholding Corp	20,382
24,882		J.B. Hunt Transport Services, Inc	1,460,573

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

64,977	*	JetBlue Airways Corp	$343,728
30,587		Kansas City Southern Industries, Inc	2,461,030
15,526	*	Kirby Corp	892,435
16,093		Knight Transportation, Inc	243,326
13,012		Landstar System, Inc	659,058
4,923		Marten Transport Ltd	91,076
11,659		Matson, Inc	247,754
89,907		Norfolk Southern Corp	5,515,794
19,713	*	Old Dominion Freight Line	661,174
15,102	*	Pacer International, Inc	54,065
3,022	*	Park-Ohio Holdings Corp	66,847
1,508	*	Patriot Transportation Holding, Inc	42,224
7,930	*	Quality Distribution, Inc	68,198
4,164	*,e	Rand Logistics, Inc	26,983
16,887	*	Republic Airways Holdings, Inc	78,862
2,962	*	Roadrunner Transportation Services Holdings, Inc	51,628
14,207		Ryder System, Inc	641,020
4,739	*	Saia, Inc	107,101
14,142		Skywest, Inc	154,855
213,674		Southwest Airlines Co	1,884,605
11,509	*	Spirit Airlines, Inc	201,983
23,678	*	Swift Transportation Co, Inc	230,861
92,027	*	UAL Corp	1,767,839
132,205		Union Pacific Corp	16,265,181
201,279		United Parcel Service, Inc (Class B)	14,743,687
1,425		Universal Truckload Services, Inc	22,572
45,567	*,e	US Airways Group, Inc	555,006
28,691		UTI Worldwide, Inc	398,518
13,476		Werner Enterprises, Inc	312,104
4,730	*,e	Wesco Aircraft Holdings, Inc	63,146
6,065	*,e	XPO Logistics, Inc	83,272
10,119	*,e	Zipcar, Inc	63,446

		TOTAL TRANSPORTATION	78,601,306

UTILITIES - 3.6%
178,030	*	AES Corp	1,860,414
32,517		AGL Resources, Inc	1,327,669
10,554		Allete, Inc	439,257
30,769		Alliant Energy Corp	1,375,374
67,401		Ameren Corp	2,216,145
6,026	*,e	American DG Energy, Inc	15,186
134,610		American Electric Power Co, Inc	5,982,068
6,575		American States Water Co	289,431
48,935		American Water Works Co, Inc	1,797,872
38,585		Aqua America, Inc	979,673
1,461		Artesian Resources Corp	33,618
31,573	e	Atlantic Power Corp	474,226
24,992		Atmos Energy Corp	898,962
16,298		Avista Corp	414,295
12,247		Black Hills Corp	438,075
2,705	*,e	Cadiz, Inc	23,263
11,609		California Water Service Group	213,838

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

112,188	*	Calpine Corp	$1,974,509
118,792		Centerpoint Energy, Inc	2,574,223
4,501		CH Energy Group, Inc	292,700
2,673		Chesapeake Utilities Corp	125,551
16,900		Cleco Corp	729,235
72,708		CMS Energy Corp	1,768,259
1,914		Connecticut Water Service, Inc	58,626
81,385		Consolidated Edison, Inc	4,914,026
3,272		Consolidated Water Co, Inc	25,685
1,645		Delta Natural Gas Co, Inc	32,341
158,737		Dominion Resources, Inc	8,378,139
47,247		DTE Energy Co	2,934,039
195,578		Duke Energy Corp	12,847,519
90,395		Edison International	4,243,141
11,810		El Paso Electric Co	401,422
12,765		Empire District Electric Co	277,128
49,184		Entergy Corp	3,569,775
237,017		Exelon Corp	8,480,468
116,229		FirstEnergy Corp	5,313,990
3,142		Genie Energy Ltd	22,025
37,847		Great Plains Energy, Inc	849,287
26,808		Hawaiian Electric Industries, Inc	693,791
13,861		Idacorp, Inc	619,864
21,667		Integrys Energy Group, Inc	1,170,885
14,269		ITC Holdings Corp	1,136,098
6,246		Laclede Group, Inc	260,083
52,409		MDU Resources Group, Inc	1,138,848
6,843		MGE Energy, Inc	360,216
3,499		Middlesex Water Co	67,671
20,077		National Fuel Gas Co	1,058,058
12,009		New Jersey Resources Corp	533,920
115,845		NextEra Energy, Inc	8,116,101
78,947		NiSource, Inc	2,010,780
87,141		Northeast Utilities	3,424,641
7,558		Northwest Natural Gas Co	351,674
10,503		NorthWestern Corp	376,112
60,054		NRG Energy, Inc	1,294,764
65,608		NV Energy, Inc	1,247,208
27,392		OGE Energy Corp	1,577,231
57,741		Oneok, Inc	2,731,149
4,045	e	Ormat Technologies, Inc	76,976
10,009		Otter Tail Corp	241,517
63,424		Pepco Holdings, Inc	1,260,235
117,370		PG&E Corp	4,990,572
19,902		Piedmont Natural Gas Co, Inc	634,277
30,433		Pinnacle West Capital Corp	1,612,036
22,099		PNM Resources, Inc	489,714
20,953		Portland General Electric Co	574,112
161,295		PPL Corp	4,771,106
140,611		Public Service Enterprise Group, Inc	4,505,176
49,456		Questar Corp	1,000,989
213,528	*	RRI Energy, Inc	548,767

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

32,509	e	SCANA Corp	$1,595,542
66,934		Sempra Energy	4,668,646
4,211		SJW Corp	102,075
8,411		South Jersey Industries, Inc	425,512
241,318		Southern Co	11,303,335
12,795		Southwest Gas Corp	556,199
59,994		TECO Energy, Inc	1,072,093
31,207		UGI Corp	1,007,674
14,016		UIL Holdings Corp	506,959
4,209		Unitil Corp	111,917
11,160		UNS Energy Corp	475,862
22,747		Vectren Corp	672,629
35,015		Westar Energy, Inc	1,039,946
14,294		WGL Holdings, Inc	568,472
64,008		Wisconsin Energy Corp	2,462,388
135,299		Xcel Energy, Inc	3,822,197
2,856		York Water Co	49,609

		TOTAL UTILITIES	157,907,080

		TOTAL COMMON STOCKS	4,326,825,652

		(Cost $3,792,990,548)

RIGHTS / WARRANTS - 0.0%
ENERGY - 0.0%
2,156	e,m	Magnum Hunter Resources Corp	65

		TOTAL ENERGY	65

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
18,482		Allos Therapeutics, Inc	369

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	369

		TOTAL RIGHTS / WARRANTS	434

		(Cost $0)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.5%
GOVERNMENT AGENCY DEBT - 0.3%
$15,000,000	Federal Home Loan Bank (FHLB)	0.040%	11/01/12	15,000,000

				15,000,000

SHARES	COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.2%
95,617,580	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	95,617,580

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	95,617,580

		TOTAL SHORT-TERM INVESTMENTS	110,617,580

		(Cost $110,617,580)

		TOTAL INVESTMENTS - 102.1%	4,437,443,666
		(Cost $3,903,608,128)
		OTHER ASSETS & LIABILITIES, NET - (2.1)%	(89,759,293)

		NET ASSETS - 100.0%	$4,347,684,373

TIAA-CREF FUNDS - Equity Index Fund

Abbreviation(s):
REIT Real Estate Investment Trust
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $92,882,080.
m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS
LARGE-CAP GROWTH INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.3%

AUTOMOBILES & COMPONENTS - 0.5%
5,255	e	Allison Transmission Holdings, Inc	$106,099
19,137	*	BorgWarner, Inc	1,259,597
55,930	*	Delphi Automotive plc	1,758,439
25,192		Gentex Corp	433,806
42,967	*	Goodyear Tire & Rubber Co	490,254
39,261		Harley-Davidson, Inc	1,835,844
10,720	*,e	Tesla Motors, Inc	301,554
499		Thor Industries, Inc	18,977
1,070	*	Visteon Corp	47,187

		TOTAL AUTOMOBILES & COMPONENTS	6,251,757

BANKS - 0.0%
12,769		People’s United Financial, Inc	153,611
1,534	*	Signature Bank	109,282

		TOTAL BANKS	262,893

CAPITAL GOODS - 9.0%
106,469		3M Co	9,326,684
40,986		Ametek, Inc	1,457,052
3,471		Armstrong World Industries, Inc	179,798
19,809	*	Babcock & Wilcox Co	510,478
16,669	*	BE Aerospace, Inc	751,605
115,447		Boeing Co	8,132,087
933		Carlisle Cos, Inc	51,828
111,369		Caterpillar, Inc	9,445,205
9,813		Chicago Bridge & Iron Co NV	368,478
1,839	*	Colfax Corp	63,243
18,674		Cooper Industries plc	1,399,430
32,791		Cummins, Inc	3,068,582
34,055		Danaher Corp	1,761,665
67,854		Deere & Co	5,797,446
25,617		Donaldson Co, Inc	826,661
105,334		Emerson Electric Co	5,101,326
50,664		Fastenal Co	2,264,681
7,976		Flowserve Corp	1,080,668
21,537		Fluor Corp	1,202,841
5,089	*	Fortune Brands Home & Security, Inc	144,731
648	*	General Cable Corp	18,487
9,991		Graco, Inc	480,167
132,991		Honeywell International, Inc	8,144,369
8,365		Hubbell, Inc (Class B)	700,318
2,630		IDEX Corp	111,854
68,464		Illinois Tool Works, Inc	4,198,897
41,471		Ingersoll-Rand plc	1,950,381

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

4,275		ITT Corp	$88,920
18,101		Joy Global, Inc	1,130,407
9,034		Lennox International, Inc	452,152
14,248		Lincoln Electric Holdings, Inc	617,936
39,655		Lockheed Martin Corp	3,714,484
18,924		Manitowoc Co, Inc	269,667
61,290		Masco Corp	924,866
2,115	*	MRC Global, Inc	51,712
7,757		MSC Industrial Direct Co (Class A)	578,672
9,955		Nordson Corp	587,644
13,335		Paccar, Inc	577,939
19,729		Pall Corp	1,242,138
11,586		Parker Hannifin Corp	911,355
8,308	*,e	Polypore International, Inc	293,106
24,802		Precision Castparts Corp	4,292,482
24,450		Rockwell Automation, Inc	1,737,417
24,676		Rockwell Collins, Inc	1,322,140
16,779		Roper Industries, Inc	1,831,763
2,001		Snap-On, Inc	154,737
4,604	*	Spirit Aerosystems Holdings, Inc (Class A)	71,961
2,651		SPX Corp	181,832
3,387		Textron, Inc	85,386
1,776		Timken Co	70,134
10,510		Toro Co	443,732
8,707	*	TransDigm Group, Inc	1,159,860
2,833		Triumph Group, Inc	185,335
16,322	*	United Rentals, Inc	663,653
155,551		United Technologies Corp	12,157,866
3,859		Valmont Industries, Inc	521,351
10,026		W.W. Grainger, Inc	2,019,337
10,160	*	WABCO Holdings, Inc	595,071
8,466		Westinghouse Air Brake Technologies Corp	693,365
2,914		Xylem, Inc	70,694

		TOTAL CAPITAL GOODS	108,238,076

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
8,166		Cintas Corp	341,421
8,102	*	Clean Harbors, Inc	472,752
17,795	*	Copart, Inc	512,318
2,541		Covanta Holding Corp	46,195
5,044		Dun & Bradstreet Corp	408,766
18,591		Equifax, Inc	930,294
8,687	*	IHS, Inc (Class A)	733,096
23,770		Iron Mountain, Inc	822,442
5,347	*	Nielsen Holdings NV	154,635
17,500	e	Pitney Bowes, Inc	251,300
23,651		Robert Half International, Inc	635,975
11,449		Rollins, Inc	259,549
14,536	*	Stericycle, Inc	1,377,431
21,716	*	Verisk Analytics, Inc	1,107,516
1,376		Waste Connections, Inc	45,174

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	8,098,864

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

CONSUMER DURABLES & APPAREL - 1.8%
8,493	*	Carter’s, Inc	$459,132
48,969		Coach, Inc	2,744,712
4,735	*,e	Deckers Outdoor Corp	135,563
4,411		DR Horton, Inc	92,455
9,407	*	Fossil, Inc	819,350
1,401	e	Garmin Ltd	53,224
16,966	*	Hanesbrands, Inc	567,852
17,751	e	Hasbro, Inc	638,858
3,082		Jarden Corp	153,484
44,730		Mattel, Inc	1,645,169
14,391	*	Michael Kors Holdings Ltd	787,044
61,727		Nike, Inc (Class B)	5,640,613
768	*	NVR, Inc	694,072
11,053		Phillips-Van Heusen Corp	1,215,719
10,919		Polaris Industries, Inc	922,656
10,463		Ralph Lauren Corp	1,608,058
10,490	*,e	Tempur-Pedic International, Inc	277,356
9,531		Tupperware Corp	563,282
12,970	*,e	Under Armour, Inc (Class A)	677,812
14,977		VF Corp	2,343,601

		TOTAL CONSUMER DURABLES & APPAREL	22,040,012

CONSUMER SERVICES - 3.5%
16,065	*	Apollo Group, Inc (Class A)	322,585
7,048	*	Bally Technologies, Inc	351,836
12,472		Brinker International, Inc	384,138
5,403	*	Chipotle Mexican Grill, Inc (Class A)	1,375,226
351	e	Choice Hotels International, Inc	10,983
21,955		Darden Restaurants, Inc	1,155,272
12,901	e	Dunkin Brands Group, Inc	399,931
30,191		H&R Block, Inc	534,381
26,638		International Game Technology	342,032
4,993	*,e	ITT Educational Services, Inc	107,300
68,103		Las Vegas Sands Corp	3,162,703
39,566		Marriott International, Inc (Class A)	1,443,368
173,454		McDonald’s Corp	15,055,807
4,880	*	Panera Bread Co (Class A)	822,963
1,464	*	Penn National Gaming, Inc	59,189
129,472		Starbucks Corp	5,942,765
33,595		Starwood Hotels & Resorts Worldwide, Inc	1,741,901
4,441	e	Weight Watchers International, Inc	223,160
24,836		Wyndham Worldwide Corp	1,251,734
13,524		Wynn Resorts Ltd	1,637,215
78,611		Yum! Brands, Inc	5,511,417

		TOTAL CONSUMER SERVICES	41,835,906

DIVERSIFIED FINANCIALS - 1.6%
6,527	*	Affiliated Managers Group, Inc	825,666
109,890		American Express Co	6,150,543
11,648		BlackRock, Inc	2,209,393

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

13,049		CBOE Holdings, Inc	$384,815
19,097	e	Eaton Vance Corp	537,390
12,655	e	Federated Investors, Inc (Class B)	294,102
5,510		Franklin Resources, Inc	704,178
12,342	*	IntercontinentalExchange, Inc	1,616,802
1,000		iShares Russell 1000 Growth Index Fund	64,750
19,097		Lazard Ltd (Class A)	562,598
7,765		Leucadia National Corp	176,265
7,207		LPL Financial Holdings, Inc	210,444
33,309		Moody’s Corp	1,604,161
20,645	*	MSCI, Inc (Class A)	556,176
22,702		SEI Investments Co	496,720
43,458		T Rowe Price Group, Inc	2,822,163
14,277		Waddell & Reed Financial, Inc (Class A)	475,852

		TOTAL DIVERSIFIED FINANCIALS	19,692,018

ENERGY - 4.0%
2,961	*	Atwood Oceanics, Inc	141,536
35,600		Cabot Oil & Gas Corp	1,672,488
32,151	*	Cameron International Corp	1,628,127
3,716	e	CARBO Ceramics, Inc	274,798
25,357	*	Cheniere Energy, Inc	407,994
30,091	*	Cobalt International Energy, Inc	626,194
17,728	*	Concho Resources, Inc	1,526,735
7,203	*	Continental Resources, Inc	517,608
12,884	*	Dresser-Rand Group, Inc	663,912
46,017		EOG Resources, Inc	5,360,520
41,059	*	FMC Technologies, Inc	1,679,313
7,194	e	Golar LNG Ltd	280,782
50,046		Halliburton Co	1,615,985
3,843		Helmerich & Payne, Inc	183,695
83,109		Kinder Morgan, Inc	2,884,713
12,986	*	Kosmos Energy LLC	147,781
3,484	*	Laredo Petroleum Holdings, Inc	70,690
16,606		National Oilwell Varco, Inc	1,223,862
6,529		Noble Energy, Inc	620,320
18,558		Oceaneering International, Inc	971,140
7,889	*	Oil States International, Inc	576,686
17,429		Pioneer Natural Resources Co	1,841,374
27,520		Range Resources Corp	1,798,707
10,511	e	RPC, Inc	120,456
227,344		Schlumberger Ltd	15,807,228
1,932	*	SEACOR Holdings, Inc	169,456
20,558	*	Southwestern Energy Co	713,363
9,354		St. Mary Land & Exploration Co	504,368
3,180	*	Whiting Petroleum Corp	133,624
106,344		Williams Cos, Inc	3,720,977
3,838		World Fuel Services Corp	133,179

		TOTAL ENERGY	48,017,611

FOOD & STAPLES RETAILING - 2.8%
73,903		Costco Wholesale Corp	7,274,272

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

44,298		CVS Corp	$2,055,427
4,989	*	Fresh Market, Inc	282,926
89,654		Kroger Co	2,261,074
4,736	e	Safeway, Inc	77,244
52,347		Sysco Corp	1,626,422
227,606		Wal-Mart Stores, Inc	17,075,002
31,477		Whole Foods Market, Inc	2,981,816

		TOTAL FOOD & STAPLES RETAILING	33,634,183

FOOD, BEVERAGE & TOBACCO - 8.3%
269,512		Altria Group, Inc	8,570,482
22,280		Brown-Forman Corp (Class B)	1,427,257
23,647	e	Campbell Soup Co	834,030
663,051		Coca-Cola Co	24,652,236
3,912		Coca-Cola Enterprises, Inc	122,993
27,766	*	Dean Foods Co	467,579
35,948		Dr Pepper Snapple Group, Inc	1,540,372
18,495		Flowers Foods, Inc	364,167
86,638		General Mills, Inc	3,472,451
20,503	*,e	Green Mountain Coffee Roasters, Inc	495,353
34,244		H.J. Heinz Co	1,969,373
25,834		Hershey Co	1,778,671
16,724		Hillshire Brands Co	434,991
13,394		Hormel Foods Corp	395,525
2,863		Ingredion, Inc	175,960
39,192		Kellogg Co	2,050,525
5,503	*	Kraft Foods Group, Inc	250,276
22,260		Lorillard, Inc	2,582,383
22,953		McCormick & Co, Inc	1,414,364
34,447		Mead Johnson Nutrition Co	2,124,002
16,491		Mondelez International, Inc	437,671
24,508	*	Monster Beverage Corp	1,094,772
266,939		PepsiCo, Inc	18,482,856
267,527		Philip Morris International, Inc	23,692,191
19,152		Reynolds American, Inc	797,489

		TOTAL FOOD, BEVERAGE & TOBACCO	99,627,969

HEALTH CARE EQUIPMENT & SERVICES - 4.0%
5,963	*	Amerigroup Corp	544,660
42,875		AmerisourceBergen Corp	1,690,990
14,265		Bard (C.R.), Inc	1,372,150
86,009		Baxter International, Inc	5,386,744
32,274		Becton Dickinson & Co	2,442,496
31,805		Cardinal Health, Inc	1,308,140
35,275	*	Catamaran Corp	1,663,569
24,546	*	Cerner Corp	1,870,160
2,333		Cooper Cos, Inc	223,921
4,232		Covidien plc	232,548
15,977	*	DaVita, Inc	1,797,732
10,847		Dentsply International, Inc	399,604
19,700	*	Edwards Lifesciences Corp	1,710,551
137,262	*	Express Scripts Holding Co	8,447,104

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

18,206		HCA Holdings, Inc	$517,232
8,704	*	Henry Schein, Inc	642,181
9,451	*	Idexx Laboratories, Inc	909,186
6,795	*	Intuitive Surgical, Inc	3,684,385
16,487	*	Laboratory Corp of America Holdings	1,396,944
40,214		McKesson Corp	3,752,368
10,840		Medtronic, Inc	450,727
14,732		Patterson Cos, Inc	492,049
3,464		Quest Diagnostics, Inc	199,942
24,061		Resmed, Inc	960,996
1,710	*	Sirona Dental Systems, Inc	97,915
41,091		St. Jude Medical, Inc	1,572,142
38,541		Stryker Corp	2,027,257
2,192	*	Tenet Healthcare Corp	51,731
9,677	*	Thoratec Corp	345,469
762		Universal Health Services, Inc (Class B)	31,539
19,003	*	Varian Medical Systems, Inc	1,268,640
3,384		WellPoint, Inc	207,372
2,938		Zimmer Holdings, Inc	188,649

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	47,887,093

HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
56,669		Avon Products, Inc	877,803
14,780		Church & Dwight Co, Inc	750,233
1,609		Clorox Co	116,331
74,696		Colgate-Palmolive Co	7,840,092
39,292		Estee Lauder Cos (Class A)	2,421,173
19,989	e	Herbalife Ltd	1,026,435
59,859		Kimberly-Clark Corp	4,995,233
8,960	e	Nu Skin Enterprises, Inc (Class A)	424,077
34,199		Procter & Gamble Co	2,367,939

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	20,819,316

INSURANCE - 0.5%
3,254		Allied World Assurance Co Holdings Ltd	261,296
4,883		Aon plc	263,438
2,695	*	Arch Capital Group Ltd	118,984
20,171		Arthur J. Gallagher & Co	714,860
2,075		Brown & Brown, Inc	53,016
703		Endurance Specialty Holdings Ltd	28,507
4,544		Erie Indemnity Co (Class A)	282,728
3,456		Hanover Insurance Group, Inc	124,796
73,836		Marsh & McLennan Cos, Inc	2,512,639
28,908		Travelers Cos, Inc	2,050,734
2,645		Validus Holdings Ltd	94,691

		TOTAL INSURANCE	6,505,689

MATERIALS - 3.8%
11,611		Airgas, Inc	1,033,031
8,322		Albemarle Corp	458,625
15,479	*	Allied Nevada Gold Corp	571,485
3,733		Aptargroup, Inc	191,428

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

26,434		Ball Corp	$1,132,168
624		Carpenter Technology Corp	30,333
26,793		Celanese Corp (Series A)	1,017,866
2,487		CF Industries Holdings, Inc	510,308
5,680		Compass Minerals International, Inc	447,868
5,973	*	Crown Holdings, Inc	228,467
159,935		Du Pont (E.I.) de Nemours & Co	7,120,306
21,314		Eastman Chemical Co	1,262,641
44,249		Ecolab, Inc	3,079,730
23,345		FMC Corp	1,249,424
13,820		International Flavors & Fragrances, Inc	893,048
3,894	*	Intrepid Potash, Inc	84,617
3,873		LyondellBasell Industries AF S.C.A	206,779
3,857	e	Martin Marietta Materials, Inc	317,470
4,809	*,e	Molycorp, Inc	50,014
91,047		Monsanto Co	7,836,415
1,512		NewMarket Corp	410,221
21,465	*	Owens-Illinois, Inc	418,353
14,889		Packaging Corp of America	525,135
26,123		PPG Industries, Inc	3,058,481
50,984		Praxair, Inc	5,415,011
1,197		Rock-Tenn Co (Class A)	87,608
3,520		Rockwood Holdings, Inc	161,568
10,939		Royal Gold, Inc	963,507
8,461		RPM International, Inc	225,570
6,139		Scotts Miracle-Gro Co (Class A)	262,811
14,862		Sherwin-Williams Co	2,119,024
20,539		Sigma-Aldrich Corp	1,440,605
8,490		Silgan Holdings, Inc	367,702
20,082		Southern Copper Corp (NY)	765,124
8,910		Steel Dynamics, Inc	112,712
3,029	*	Tahoe Resources, Inc	61,913
15,972		Valspar Corp	894,911
784		Westlake Chemical Corp	59,631
11,616	*	WR Grace & Co	745,283

		TOTAL MATERIALS	45,817,193

MEDIA - 4.3%
9,821	*	AMC Networks, Inc	458,837
3,726		Cablevision Systems Corp (Class A)	64,907
18,223		CBS Corp (Class B)	590,425
8,469	*	Charter Communications, Inc	655,585
19,632		Cinemark Holdings, Inc	484,714
3,512		Clear Channel Outdoor Holdings, Inc (Class A)	23,390
218,171		Comcast Corp (Class A)	8,183,594
111,743	*	DIRECTV	5,711,185
43,487	*	Discovery Communications, Inc (Class A)	2,566,603
27,138		DISH Network Corp (Class A)	966,927
4,100		Interpublic Group of Cos, Inc	41,410
3,567		John Wiley & Sons, Inc (Class A)	154,737
11,452	*,e	Lamar Advertising Co (Class A)	449,491
44,704	*	Liberty Global, Inc (Class A)	2,683,581

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

1,233	*	Liberty Interactive LLC	$137,689
914	*	Madison Square Garden, Inc	37,620
47,698		McGraw-Hill Cos, Inc	2,636,745
3,967		Morningstar, Inc	249,842
122,527		News Corp (Class A)	2,930,846
46,607		Omnicom Group, Inc	2,232,941
19,707	*,e	Pandora Media, Inc	165,342
4,249	e	Regal Entertainment Group (Class A)	65,265
14,589		Scripps Networks Interactive (Class A)	885,844
643,835	*,e	Sirius XM Radio, Inc	1,802,738
53,334		Time Warner Cable, Inc	5,285,933
90,174		Viacom, Inc (Class B)	4,623,221
46,884	e	Virgin Media, Inc	1,534,982
112,198		Walt Disney Co	5,505,556

		TOTAL MEDIA	51,129,950

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.9%
254,583		Abbott Laboratories	16,680,278
58,735		Agilent Technologies, Inc	2,113,873
32,791	*	Alexion Pharmaceuticals, Inc	2,963,651
51,861		Allergan, Inc	4,663,341
132,740		Amgen, Inc	11,487,983
28,228	*	Ariad Pharmaceuticals, Inc	608,313
40,891	*	Biogen Idec, Inc	5,651,954
20,690	*	BioMarin Pharmaceuticals, Inc	766,358
261,771		Bristol-Myers Squibb Co	8,703,886
15,413	*	Bruker BioSciences Corp	186,343
75,206	*	Celgene Corp	5,514,104
5,355	*	Charles River Laboratories International, Inc	199,849
1,154	*	Covance, Inc	56,211
63,871		Eli Lilly & Co	3,106,047
12,191	*	Endo Pharmaceuticals Holdings, Inc	349,394
129,260	*	Gilead Sciences, Inc	8,681,102
20,807	*,e	Illumina, Inc	988,540
17,242	*,e	Incyte Corp	275,182
105,469		Johnson & Johnson	7,469,314
2,771	*	Life Technologies Corp	135,530
12,491	*	Medivation, Inc	638,540
5,395	*	Mettler-Toledo International, Inc	913,751
63,315	*	Mylan Laboratories, Inc	1,604,402
14,885	*	Myriad Genetics, Inc	389,540
11,024	*	Onyx Pharmaceuticals, Inc	863,841
16,067		Perrigo Co	1,847,866
13,247	*	Regeneron Pharmaceuticals, Inc	1,885,048
10,198	*	Salix Pharmaceuticals Ltd	398,130
6,491		Techne Corp	437,234
8,622	*	United Therapeutics Corp	393,767
35,686	*	Vertex Pharmaceuticals, Inc	1,721,493
28,597		Warner Chilcott plc	331,153
15,157	*	Waters Corp	1,239,994
21,569	*	Watson Pharmaceuticals, Inc	1,853,855

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	95,119,867

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 2.3%
418	*	Alexander & Baldwin, Inc	$12,093
1,526		American Campus Communities, Inc	69,143
67,023		American Tower Corp	5,046,162
18,096		Apartment Investment & Management Co (Class A)	482,982
4,322		Boston Properties, Inc	459,429
3,635		BRE Properties, Inc (Class A)	175,752
10,213		Camden Property Trust	670,279
56,081	*	CBRE Group, Inc	1,010,580
20,766		Digital Realty Trust, Inc	1,275,655
5,995		Equity Lifestyle Properties, Inc	403,643
4,175		Equity Residential	239,687
6,061		Essex Property Trust, Inc	909,150
10,670		Extra Space Storage, Inc	368,008
8,610		Federal Realty Investment Trust	928,416
5,180		HCP, Inc	229,474
4,796		Home Properties, Inc	291,549
1,173		Kilroy Realty Corp	52,093
6,846		Mid-America Apartment Communities, Inc	443,005
26,966		Plum Creek Timber Co, Inc	1,183,807
3,712		Post Properties, Inc	181,183
24,405		Public Storage, Inc	3,383,265
16,357		Rayonier, Inc	801,656
8,948		Regency Centers Corp	429,683
43,507		Simon Property Group, Inc	6,622,201
1,284	*,e	St. Joe Co	25,423
16,132		Tanger Factory Outlet Centers, Inc	507,674
3,403		Taubman Centers, Inc	267,306
28,717		Weyerhaeuser Co	795,174

		TOTAL REAL ESTATE	27,264,472

RETAILING - 6.4%
9,558		Aaron’s, Inc	294,673
12,655		Advance Auto Parts, Inc	897,746
61,748	*	Amazon.com, Inc	14,376,169
26,423		American Eagle Outfitters, Inc	551,448
21,630	*	Ascena Retail Group, Inc	428,274
3,270	*,e	Autonation, Inc	145,188
6,507	*	Autozone, Inc	2,440,125
39,722	*	Bed Bath & Beyond, Inc	2,291,165
10,185	*	Big Lots, Inc	296,689
6,939	*	Carmax, Inc	234,191
19,688		Chico’s FAS, Inc	366,197
15,810		Dick’s Sporting Goods, Inc	790,500
31,954	*	Dollar General Corp	1,553,603
40,017	*	Dollar Tree, Inc	1,595,478
5,570		DSW, Inc (Class A)	348,626
9,484		Expedia, Inc	560,979
16,592		Family Dollar Stores, Inc	1,094,408
5,215		Foot Locker, Inc	174,702
51,968		Gap, Inc	1,856,297

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

26,456		Genuine Parts Co	$1,655,616
12,134		GNC Holdings, Inc	469,222
11,127	*,e	Groupon, Inc	45,843
261,255		Home Depot, Inc	16,035,832
5,051	*,e	HomeAway, Inc	129,861
2,845		Kohl’s Corp	151,582
13,207	*	Liberty Media Holding Corp (Interactive A)	264,140
870	*	Liberty Ventures	49,512
40,911		Limited Brands, Inc	1,959,228
50,250	*	LKQ Corp	1,049,722
26,765		Lowe’s Companies, Inc	866,651
9,258		Macy’s, Inc	352,452
9,649	*,e	NetFlix, Inc	763,139
26,693		Nordstrom, Inc	1,515,362
20,465	*	O’Reilly Automotive, Inc	1,753,441
18,474		Petsmart, Inc	1,226,489
8,508	*	Priceline.com, Inc	4,881,635
38,681		Ross Stores, Inc	2,357,607
24,569	*	Sally Beauty Holdings, Inc	591,622
6,450		Target Corp	411,187
17,936		Tiffany & Co	1,133,914
126,477		TJX Companies, Inc	5,265,238
12,292		Tractor Supply Co	1,182,982
14,723	*	TripAdvisor, Inc	445,960
10,769		Ulta Salon Cosmetics & Fragrance, Inc	993,117
18,117	*	Urban Outfitters, Inc	647,864
8,203		Williams-Sonoma, Inc	379,225

		TOTAL RETAILING	76,874,901

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
110,319	*,e	Advanced Micro Devices, Inc	226,154
55,542		Altera Corp	1,692,920
4,576		Analog Devices, Inc	178,967
6,539	*	Atmel Corp	30,505
39,087		Avago Technologies Ltd	1,291,044
58,066		Broadcom Corp (Class A)	1,831,111
14,937		Cypress Semiconductor Corp	148,026
7,246	*,e	Freescale Semiconductor Holdings Ltd	64,779
638,010		Intel Corp	13,796,966
9,623	*	Lam Research Corp	340,654
39,227		Linear Technology Corp	1,226,236
96,796	*	LSI Logic Corp	663,053
25,248		Maxim Integrated Products, Inc	694,951
33,106		Microchip Technology, Inc	1,037,873
6,515	*	Silicon Laboratories, Inc	263,336
28,221	*	Skyworks Solutions, Inc	660,372
3,216	*	Teradyne, Inc	47,018
131,292		Texas Instruments, Inc	3,687,992
45,714		Xilinx, Inc	1,497,591

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	29,379,548

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 17.7%
109,896		Accenture plc	$7,408,089
48,310	*	Adobe Systems, Inc	1,642,540
28,305	*	Akamai Technologies, Inc	1,075,307
8,590	*	Alliance Data Systems Corp	1,228,799
15,923	*	Ansys, Inc	1,128,622
3,789	*	AOL, Inc	130,076
39,008	*	Autodesk, Inc	1,242,015
83,516		Automatic Data Processing, Inc	4,826,390
27,506	*	BMC Software, Inc	1,119,494
20,659		Broadridge Financial Solutions, Inc	474,124
3,681		CA, Inc	82,896
46,806	*	Cadence Design Systems, Inc	592,564
31,881	*	Citrix Systems, Inc	1,970,565
51,993	*	Cognizant Technology Solutions Corp (Class A)	3,465,333
2,642	*	Compuware Corp	22,880
7,770	*	Concur Technologies, Inc	514,607
887		DST Systems, Inc	50,594
197,688	*	eBay, Inc	9,546,353
8,165	*	Equinix, Inc	1,473,048
71,707	*,e	Facebook, Inc	1,514,093
7,506		Factset Research Systems, Inc	679,668
19,526	*	Fiserv, Inc	1,463,278
8,468	*	FleetCor Technologies, Inc	401,468
22,242	*	Fortinet, Inc	430,828
15,579	*	Gartner, Inc	723,021
16,817		Genpact Ltd	296,147
12,998		Global Payments, Inc	555,665
44,183	*	Google, Inc (Class A)	30,034,278
2,007		IAC/InterActiveCorp	97,038
18,412	*	Informatica Corp	499,702
186,049		International Business Machines Corp	36,192,112
50,371		Intuit, Inc	2,993,045
15,021		Jack Henry & Associates, Inc	570,798
13,979		Lender Processing Services, Inc	337,034
10,562	*	LinkedIn Corp	1,129,395
18,508		Mastercard, Inc (Class A)	8,530,892
13,706	*	Micros Systems, Inc	622,115
1,284,744		Microsoft Corp	36,660,170
5,191	*	NetSuite, Inc	329,680
11,469	*	NeuStar, Inc (Class A)	419,651
41,507	*	Nuance Communications, Inc	923,946
652,151		Oracle Corp	20,249,289
51,960		Paychex, Inc	1,685,063
18,656	*	Rackspace Hosting, Inc	1,188,201
32,669	*	Red Hat, Inc	1,606,335
5,177	*	Rovi Corp	70,045
16,627		SAIC, Inc	182,731
23,693	*	Salesforce.com, Inc	3,458,704
2,227	*,e	ServiceNow, Inc	68,258
10,469	*	SolarWinds, Inc	529,627
11,609		Solera Holdings, Inc	543,417
2,694	*,e,m	Splunk, Inc	75,567

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

6,443	*	Symantec Corp	$117,198
2,312	*	Synopsys, Inc	74,446
28,916	*	Teradata Corp	1,975,252
28,083	*	TIBCO Software, Inc	707,972
23,640		Total System Services, Inc	531,664
6,583	*	Vantiv, Inc	132,845
18,316	*	VeriFone Systems, Inc	542,886
24,791	*	VeriSign, Inc	919,002
89,193		Visa, Inc (Class A)	12,376,421
15,058	*	VMware, Inc (Class A)	1,276,467
103,744		Western Union Co	1,317,549
22,957	*	Zynga, Inc	51,653

		TOTAL SOFTWARE & SERVICES	213,078,912

TECHNOLOGY HARDWARE & EQUIPMENT - 11.0%
9,726	*,e	Acme Packet, Inc	160,868
27,481		Amphenol Corp (Class A)	1,652,432
159,597	d	Apple, Inc	94,976,175
714		Diebold, Inc	21,241
4,979	*,e	Dolby Laboratories, Inc (Class A)	157,287
1,598	*	EchoStar Corp (Class A)	50,752
358,380	*	EMC Corp	8,751,640
13,518	*	F5 Networks, Inc	1,114,965
20,662		Flir Systems, Inc	401,463
11,267	*,e	Fusion-io, Inc	265,901
5,591		Harris Corp	255,956
5,262	*,e	IPG Photonics Corp	279,307
5,226		Jabil Circuit, Inc	90,619
49,856		Motorola, Inc	2,576,558
16,028		National Instruments Corp	377,620
26,517	*	NCR Corp	564,282
41,075	*	NetApp, Inc	1,104,917
1,272	*	Palo Alto Networks, Inc	69,935
292,594		Qualcomm, Inc	17,138,693
26,478	*	Riverbed Technology, Inc	489,049
21,092	*	Trimble Navigation Ltd	995,121
16,262		Western Digital Corp	556,648
1,535	*	Zebra Technologies Corp (Class A)	55,152

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	132,106,581

TELECOMMUNICATION SERVICES - 2.3%
50,138	*	Crown Castle International Corp	3,346,712
13,813	*	Level 3 Communications, Inc	283,167
20,645	*	SBA Communications Corp (Class A)	1,375,576
26,069	*	tw telecom inc (Class A)	663,977
484,910		Verizon Communications, Inc	21,646,382
59,568	e	Windstream Corp	568,279

		TOTAL TELECOMMUNICATION SERVICES	27,884,093

TRANSPORTATION - 2.6%
27,663		CH Robinson Worldwide, Inc	1,668,909
5,821		Con-Way, Inc	169,449

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

4,673		Copa Holdings S.A. (Class A)	$433,748
120,074		CSX Corp	2,457,915
93,317	*	Delta Air Lines, Inc	898,643
32,069		Expeditors International Washington, Inc	1,174,046
3,284		FedEx Corp	302,095
23,531	*	Hertz Global Holdings, Inc	312,256
15,563		J.B. Hunt Transport Services, Inc	913,548
14,662		Kansas City Southern Industries, Inc	1,179,704
6,922	*	Kirby Corp	397,877
7,766		Landstar System, Inc	393,348
367		Matson, Inc	7,799
24,636		Southwest Airlines Co	217,289
56,865	*	UAL Corp	1,092,377
81,281		Union Pacific Corp	10,000,001
123,644		United Parcel Service, Inc (Class B)	9,056,923

		TOTAL TRANSPORTATION	30,675,927

UTILITIES - 0.2%
3,215		Aqua America, Inc	81,629
8,771		ITC Holdings Corp	698,347
35,329		Oneok, Inc	1,671,062
7,459		Questar Corp	150,970

		TOTAL UTILITIES	2,602,008

		TOTAL COMMON STOCKS	1,194,844,839

		(Cost $1,003,190,901)

SHORT-TERM INVESTMENTS - 1.4%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.4%
16,389,169	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	16,389,169

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	16,389,169

		TOTAL SHORT-TERM INVESTMENTS	16,389,169

		(Cost $16,389,169)

		TOTAL INVESTMENTS - 100.7%	1,211,234,008
		(Cost $1,019,580,070)
		OTHER ASSETS & LIABILITIES, NET - (0.7)%	(8,372,912)

		NET ASSETS - 100.0%	$1,202,861,096

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $16,050,135.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS
LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.0%

AUTOMOBILES & COMPONENTS - 1.2%
683,646		Ford Motor Co	$7,629,489
139,826	*	General Motors Co	3,565,563
124,212		Johnson Controls, Inc	3,198,459
18,353		Lear Corp	781,838
7,524		Thor Industries, Inc	286,138
18,926	*	TRW Automotive Holdings Corp	880,248
9,381	*	Visteon Corp	413,702

		TOTAL AUTOMOBILES & COMPONENTS	16,755,437

BANKS - 5.7%
31,735		Associated Banc-Corp	409,064
8,433		Bank of Hawaii Corp	372,401
7,233		BankUnited	171,494
128,125		BB&T Corp	3,709,219
5,188		BOK Financial Corp	304,276
43,088		CapitalSource, Inc	340,826
29,410		Capitol Federal Financial	350,273
36,446	*	CIT Group, Inc	1,356,520
8,595		City National Corp	439,205
35,181		Comerica, Inc	1,048,746
13,920		Commerce Bancshares, Inc	530,074
9,993		Cullen/Frost Bankers, Inc	552,613
26,026		East West Bancorp, Inc	554,094
168,013		Fifth Third Bancorp	2,441,229
918		First Citizens Bancshares, Inc (Class A)	154,912
45,819		First Horizon National Corp	426,575
63,590		First Niagara Financial Group, Inc	526,525
19,029		First Republic Bank	653,646
36,952		Fulton Financial Corp	359,173
94,009		Hudson City Bancorp, Inc	797,666
158,536		Huntington Bancshares, Inc	1,013,045
173,144		Keycorp	1,457,872
23,098	e	M&T Bank Corp	2,404,502
80,180	*,e	New York Community Bancorp, Inc	1,111,295
52,656		People’s United Financial, Inc	633,452
96,562		PNC Financial Services Group, Inc	5,618,942
18,988	*	Popular, Inc	367,038
255,502		Regions Financial Corp	1,665,873
7,505	*	Signature Bank	534,656
98,258		SunTrust Banks, Inc	2,672,618
7,919	*	SVB Financial Group	448,136
143,635		Synovus Financial Corp	351,906
30,004		TCF Financial Corp	343,246
14,710	*	TFS Financial Corp	131,655

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

345,900		US Bancorp	$11,487,339
34,010	e	Valley National Bancorp	331,257
19,869		Washington Federal, Inc	333,402
894,691		Wells Fargo & Co	30,142,140
32,747		Zions Bancorporation	703,078

		TOTAL BANKS	77,249,983

CAPITAL GOODS - 6.9%
12,792		3M Co	1,120,579
20,837	*	Aecom Technology Corp	447,370
17,899	*	AGCO Corp	814,584
11,384	*,e	Air Lease Corp	237,015
5,611		Alliant Techsystems, Inc	321,454
13,454		Boeing Co	947,700
10,101		Carlisle Cos, Inc	561,111
6,298		Chicago Bridge & Iron Co NV	236,490
5,323	*	CNH Global NV	238,470
6,355	*	Colfax Corp	218,548
9,192		Cooper Industries plc	688,849
8,949		Crane Co	375,679
70,108		Danaher Corp	3,626,687
33,182		Dover Corp	1,931,856
61,666	e	Eaton Corp	2,911,869
21,551		Emerson Electric Co	1,043,715
4,317	*	Engility Holdings, Inc	82,023
34,074		Exelis, Inc	376,858
705		Flowserve Corp	95,520
7,714		Fluor Corp	430,827
24,987	*	Fortune Brands Home & Security, Inc	710,630
9,331		Gardner Denver, Inc	646,918
8,572		GATX Corp	355,395
9,098	*	General Cable Corp	259,566
57,712		General Dynamics Corp	3,929,033
1,934,822		General Electric Co	40,747,351
22,540	*,e	GrafTech International Ltd	236,895
13,612		Harsco Corp	272,104
1,723		Hubbell, Inc (Class B)	144,250
9,225	*	Huntington Ingalls	390,956
12,132		IDEX Corp	515,974
4,477		Illinois Tool Works, Inc	274,574
9,735		Ingersoll-Rand plc	457,837
12,244		ITT Corp	254,675
23,367	*	Jacobs Engineering Group, Inc	901,733
26,419		KBR, Inc	736,033
14,347		Kennametal, Inc	508,171
17,745		L-3 Communications Holdings, Inc	1,309,581
5,303		Lockheed Martin Corp	496,732
6,487		Manitowoc Co, Inc	92,440
2,184	*	MRC Global, Inc	53,399
11,673	*,e	Navistar International Corp	218,869
639		Nordson Corp	37,720
46,184		Northrop Grumman Corp	3,172,379

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

16,681	*	Oshkosh Truck Corp	$500,096
22,263	*	Owens Corning, Inc	747,814
49,960		Paccar, Inc	2,165,266
15,166		Parker Hannifin Corp	1,192,958
38,796		Pentair Ltd	1,638,743
37,778	*	Quanta Services, Inc	979,584
60,871		Raytheon Co	3,442,864
6,973		Regal-Beloit Corp	454,500
12,006	*	Shaw Group, Inc	525,743
8,659		Snap-On, Inc	669,600
16,826	*	Spirit Aerosystems Holdings, Inc (Class A)	262,990
6,417		SPX Corp	440,142
31,207		Stanley Works	2,162,645
20,217	*	Terex Corp	455,893
47,934		Textron, Inc	1,208,416
14,262		Timken Co	563,206
14,717		Trinity Industries, Inc	460,348
5,934		Triumph Group, Inc	388,202
13,772		URS Corp	461,087
649	*	WABCO Holdings, Inc	38,012
7,862	*	WESCO International, Inc	510,087
29,150		Xylem, Inc	707,179

		TOTAL CAPITAL GOODS	93,405,794

COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
41,917	*	ADT Corp	1,739,975
18,746		Avery Dennison Corp	606,995
10,926		Cintas Corp	456,816
18,476		Corrections Corp of America	621,717
18,568		Covanta Holding Corp	337,566
2,638		Dun & Bradstreet Corp	213,784
2,132		Equifax, Inc	106,685
1,425		Iron Mountain, Inc	49,305
4,719	*	KAR Auction Services, Inc	94,380
14,308		Manpower, Inc	542,846
16,426	*	Nielsen Holdings NV	475,040
11,013	e	Pitney Bowes, Inc	158,147
33,475	e	R.R. Donnelley & Sons Co	335,419
54,993		Republic Services, Inc	1,559,052
11,082		Towers Watson & Co	595,214
84,524		Tyco International Ltd	2,271,160
3,908	*	Verisk Analytics, Inc	199,308
21,251		Waste Connections, Inc	697,670
84,493		Waste Management, Inc	2,766,301

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	13,827,380

CONSUMER DURABLES & APPAREL - 0.8%
3,182	*,e	Deckers Outdoor Corp	91,101
47,282		DR Horton, Inc	991,031
17,976	e	Garmin Ltd	682,908
12,562		Harman International Industries, Inc	526,725
2,093	e	Hasbro, Inc	75,327

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,972		Jarden Corp	$546,406
24,884		Leggett & Platt, Inc	660,172
29,541	e	Lennar Corp (Class A)	1,106,901
13,845		Mattel, Inc	509,219
10,449	*	Mohawk Industries, Inc	872,178
52,303		Newell Rubbermaid, Inc	1,079,534
101	*	NVR, Inc	91,278
1,031		Phillips-Van Heusen Corp	113,400
63,898	*	Pulte Homes, Inc	1,107,991
26,071	*	Toll Brothers, Inc	860,604
14,102		Whirlpool Corp	1,377,483

		TOTAL CONSUMER DURABLES & APPAREL	10,692,258

CONSUMER SERVICES - 0.5%
75,736		Carnival Corp	2,868,880
4,312	e	Choice Hotels International, Inc	134,922
12,641	e	DeVry, Inc	331,953
18,466		H&R Block, Inc	326,848
8,385	*	Hyatt Hotels Corp	306,053
22,611		International Game Technology	290,325
3,356		Marriott International, Inc (Class A)	122,427
73,644	*	MGM Mirage	759,270
10,970	*	Penn National Gaming, Inc	443,517
27,896		Royal Caribbean Cruises Ltd	939,258
39,358		Service Corp International	552,586
47,426		Wendy’s	202,509

		TOTAL CONSUMER SERVICES	7,278,548

DIVERSIFIED FINANCIALS - 9.9%
2,455	*	Affiliated Managers Group, Inc	310,557
59,499	*	American Capital Ltd	701,493
65,565		American Express Co	3,669,673
37,923		Ameriprise Financial, Inc	2,213,566
44,291		Ares Capital Corp	773,321
1,967,943		Bank of America Corp	18,341,229
217,803		Bank of New York Mellon Corp	5,381,912
10,788		BlackRock, Inc	2,046,268
105,843		Capital One Financial Corp	6,368,573
2,394		CBOE Holdings, Inc	70,599
196,204		Charles Schwab Corp	2,664,450
534,979		Citigroup, Inc	20,002,865
60,683		CME Group, Inc	3,394,000
96,842		Discover Financial Services	3,970,522
54,146	*	E*Trade Financial Corp	452,661
3,036	e	Federated Investors, Inc (Class B)	70,557
19,476		Franklin Resources, Inc	2,489,033
89,822		Goldman Sachs Group, Inc	10,993,315
7,281		Interactive Brokers Group, Inc (Class A)	103,754
80,915		Invesco Ltd	1,967,853
27,000		iShares Russell 1000 Value Index Fund	1,938,600
35,149		Janus Capital Group, Inc	298,766
26,016		Jefferies Group, Inc	370,468

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

695,139		JPMorgan Chase & Co	$28,973,393
25,122		Legg Mason, Inc	640,109
26,844		Leucadia National Corp	609,359
961		LPL Financial Holdings, Inc	28,061
281,152		Morgan Stanley	4,886,422
21,021		Nasdaq Stock Market, Inc	500,510
39,663		Northern Trust Corp	1,895,098
46,383		NYSE Euronext	1,148,443
20,764		Raymond James Financial, Inc	791,939
88,452		SLM Corp	1,554,986
88,814		State Street Corp	3,958,440
42,141		TD Ameritrade Holding Corp	661,192

		TOTAL DIVERSIFIED FINANCIALS	134,241,987

ENERGY - 16.4%
41,704	*	Alpha Natural Resources, Inc	357,403
91,227		Anadarko Petroleum Corp	6,277,330
71,370		Apache Corp	5,905,867
7,370	*	Atwood Oceanics, Inc	352,286
79,651		Baker Hughes, Inc	3,342,953
10,202	*	Cameron International Corp	516,629
14,085	*	Cheniere Energy, Inc	226,628
120,951	e	Chesapeake Energy Corp	2,450,467
360,232		Chevron Corp	39,701,169
15,358		Cimarex Energy Co	878,170
1,707	*	Cobalt International Energy, Inc	35,523
230,922		ConocoPhillips	13,358,838
41,469		Consol Energy, Inc	1,458,050
71,866	*	Denbury Resources, Inc	1,101,706
73,958		Devon Energy Corp	4,305,095
12,836	e	Diamond Offshore Drilling, Inc	888,765
13,443		Energen Corp	627,116
23,920		Equitable Resources, Inc	1,450,270
22,212	e	EXCO Resources, Inc	179,917
853,920	d	Exxon Mobil Corp	77,851,886
114,784		Halliburton Co	3,706,375
13,500		Helmerich & Payne, Inc	645,300
55,467		Hess Corp	2,898,705
37,548		Holly Corp	1,450,479
900	*	Laredo Petroleum Holdings, Inc	18,261
129,272		Marathon Oil Corp	3,885,916
61,999		Marathon Petroleum Corp	3,405,605
44,164	*	McDermott International, Inc	472,996
35,562		Murphy Oil Corp	2,133,720
51,783	*	Nabors Industries Ltd	698,553
60,086		National Oilwell Varco, Inc	4,428,338
24,898	*	Newfield Exploration Co	675,234
25,263		Noble Energy, Inc	2,400,238
148,110		Occidental Petroleum Corp	11,694,766
1,645	*	Oil States International, Inc	120,250
28,205	e	Patterson-UTI Energy, Inc	456,357
49,929		Peabody Energy Corp	1,393,019

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

114,182		Phillips 66	$5,384,823
3,724		Pioneer Natural Resources Co	393,441
23,871	*	Plains Exploration & Production Co	851,240
32,212		Questar Market Resources, Inc	934,148
22,738	*	Rowan Cos PLC	721,022
2,048	e	RPC, Inc	23,470
88,493	*,e	SandRidge Energy, Inc	550,426
2,159	*	SEACOR Holdings, Inc	189,366
41,476	*	Southwestern Energy Co	1,439,217
119,197		Spectra Energy Corp	3,441,217
1,645		St. Mary Land & Exploration Co	88,698
27,893	*	Superior Energy Services	567,065
7,062		Teekay Corp	216,168
25,921		Tesoro Corp	977,481
9,434		Tidewater, Inc	448,209
27,413	*,e	Ultra Petroleum Corp	625,291
8,918	*	Unit Corp	359,841
100,851		Valero Energy Corp	2,934,764
18,190	*	Whiting Petroleum Corp	764,344
9,104		World Fuel Services Corp	315,909
35,816	*	WPX Energy, Inc	606,723

		TOTAL ENERGY	223,583,043

FOOD & STAPLES RETAILING - 1.6%
186,745		CVS Corp	8,664,968
37,333	e	Safeway, Inc	608,901
50,273		Sysco Corp	1,561,982
157,548		Walgreen Co	5,550,416
65,122		Wal-Mart Stores, Inc	4,885,453

		TOTAL FOOD & STAPLES RETAILING	21,271,720

FOOD, BEVERAGE & TOBACCO - 2.9%
83,187		Altria Group, Inc	2,645,347
120,254		Archer Daniels Midland Co	3,227,617
28,576		Beam, Inc	1,587,683
3,853		Brown-Forman Corp (Class B)	246,823
26,353		Bunge Ltd	1,871,854
7,180	e	Campbell Soup Co	253,239
50,448		Coca-Cola Enterprises, Inc	1,586,085
76,072		ConAgra Foods, Inc	2,117,844
26,491	*	Constellation Brands, Inc (Class A)	936,192
4,951	*	Dean Foods Co	83,375
25,714		General Mills, Inc	1,030,617
5,102	*,e	Green Mountain Coffee Roasters, Inc	123,264
22,468		H.J. Heinz Co	1,292,135
3,248		Hillshire Brands Co	84,481
10,532		Hormel Foods Corp	311,010
11,201		Ingredion, Inc	688,413
20,605		J.M. Smucker Co	1,764,612
2,628		Kellogg Co	137,497
102,311	*	Kraft Foods Group, Inc	4,653,104
23,390		Molson Coors Brewing Co (Class B)	1,009,045

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

306,471		Mondelez International, Inc	$8,133,740
25,265		Philip Morris International, Inc	2,237,468
10,043	*	Ralcorp Holdings, Inc	725,004
40,285		Reynolds American, Inc	1,677,467
27,384	*	Smithfield Foods, Inc	560,551
52,874		Tyson Foods, Inc (Class A)	888,812

		TOTAL FOOD, BEVERAGE & TOBACCO	39,873,279

HEALTH CARE EQUIPMENT & SERVICES - 3.9%
63,439		Aetna, Inc	2,772,284
32,022	*	Allscripts Healthcare Solutions, Inc	413,724
2,888	*	Amerigroup Corp	263,790
8,801		Baxter International, Inc	551,207
2,551		Becton Dickinson & Co	193,060
260,713	*	Boston Scientific Corp	1,340,065
17,650	*	Brookdale Senior Living, Inc	414,069
29,054		Cardinal Health, Inc	1,194,991
39,860	*	CareFusion Corp	1,058,682
52,651		Cigna Corp	2,685,201
16,763	*	Community Health Systems, Inc	459,641
6,138		Cooper Cos, Inc	589,125
24,660		Coventry Health Care, Inc	1,076,162
83,578		Covidien plc	4,592,611
14,012		Dentsply International, Inc	516,202
10,748		HCA Holdings, Inc	305,351
47,052	*	Health Management Associates, Inc (Class A)	343,480
15,289	*	Health Net, Inc	329,019
7,413	*	Henry Schein, Inc	546,931
11,519		Hill-Rom Holdings, Inc	323,569
47,667	*	Hologic, Inc	982,894
29,798		Humana, Inc	2,213,097
15,072	*	Inverness Medical Innovations, Inc	289,382
9,168	*	LifePoint Hospitals, Inc	323,997
177,850		Medtronic, Inc	7,395,003
20,981		Omnicare, Inc	724,474
1,038		Patterson Cos, Inc	34,669
8,992	*	Pediatrix Medical Group, Inc	620,268
25,873		Quest Diagnostics, Inc	1,493,390
8,131	*	Sirona Dental Systems, Inc	465,581
12,786		St. Jude Medical, Inc	489,192
15,275		Stryker Corp	803,465
7,612		Teleflex, Inc	517,235
17,678	*	Tenet Healthcare Corp	417,189
189,450		UnitedHealth Group, Inc	10,609,200
15,045		Universal Health Services, Inc (Class B)	622,713
16,282	*	VCA Antech, Inc	318,802
56,467		WellPoint, Inc	3,460,298
29,087		Zimmer Holdings, Inc	1,867,676

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	53,617,689

HOUSEHOLD & PERSONAL PRODUCTS - 2.7%
16,717		Avon Products, Inc	258,946

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,030		Church & Dwight Co, Inc	$509,123
22,506		Clorox Co	1,627,184
7,317		Colgate-Palmolive Co	767,992
11,904		Energizer Holdings, Inc	868,635
7,718		Kimberly-Clark Corp	644,067
463,847		Procter & Gamble Co	32,116,767

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	36,792,714

INSURANCE - 7.1%
61,849		ACE Ltd	4,864,424
84,966		Aflac, Inc	4,229,608
3,110	*	Alleghany Corp	1,081,036
3,474		Allied World Assurance Co Holdings Ltd	278,962
89,575		Allstate Corp	3,581,209
15,236		American Financial Group, Inc	591,157
118,081	*	American International Group, Inc	4,124,569
1,401		American National Insurance Co	102,357
54,456		Aon plc	2,937,901
22,244	*	Arch Capital Group Ltd	982,073
13,221		Aspen Insurance Holdings Ltd	427,699
14,582		Assurant, Inc	551,345
32,087		Assured Guaranty Ltd	445,688
19,415		Axis Capital Holdings Ltd	703,211
325,206	*	Berkshire Hathaway, Inc (Class B)	28,081,538
19,354		Brown & Brown, Inc	494,495
49,465		Chubb Corp	3,807,816
26,879		Cincinnati Financial Corp	1,070,859
5,434		CNA Financial Corp	159,651
6,683		Endurance Specialty Holdings Ltd	270,996
9,604		Everest Re Group Ltd	1,066,524
40,635		Fidelity National Title Group, Inc (Class A)	869,995
93,841	*	Genworth Financial, Inc (Class A)	559,292
4,785		Hanover Insurance Group, Inc	172,786
79,864		Hartford Financial Services Group, Inc	1,733,848
17,993		HCC Insurance Holdings, Inc	641,271
9,241		Kemper Corp	286,471
52,030		Lincoln National Corp	1,289,824
56,959		Loews Corp	2,408,227
1,804	*	Markel Corp	851,380
21,009		Marsh & McLennan Cos, Inc	714,936
24,540	*,e	MBIA, Inc	242,946
4,923		Mercury General Corp	199,529
155,345		Metlife, Inc	5,513,194
46,979		Old Republic International Corp	464,153
11,881		PartnerRe Ltd	962,361
54,454		Principal Financial Group	1,499,663
5,775		ProAssurance Corp	516,285
111,561		Progressive Corp	2,487,810
14,758		Protective Life Corp	402,893
85,302		Prudential Financial, Inc	4,866,479
13,294		Reinsurance Group of America, Inc (Class A)	703,519
9,414		RenaissanceRe Holdings Ltd	765,923

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

7,437		Stancorp Financial Group, Inc	$255,461
18,039		Torchmark Corp	912,593
40,494		Travelers Cos, Inc	2,872,644
52,199		UnumProvident Corp	1,058,596
14,313		Validus Holdings Ltd	512,405
20,533		W.R. Berkley Corp	798,528
1,078		White Mountains Insurance Group Ltd	552,691
56,921		XL Capital Ltd	1,408,226

		TOTAL INSURANCE	96,377,047

MATERIALS - 3.8%
38,508		Air Products & Chemicals, Inc	2,985,525
7,080		Albemarle Corp	390,179
193,217		Alcoa, Inc	1,655,870
19,701		Allegheny Technologies, Inc	519,121
8,027		Aptargroup, Inc	411,625
14,329		Ashland, Inc	1,019,508
18,560		Bemis Co, Inc	613,408
11,551		Cabot Corp	413,064
7,483		Carpenter Technology Corp	363,749
9,361		CF Industries Holdings, Inc	1,920,784
26,195		Cleveland-Cliffs, Inc	950,093
19,602		Commercial Metals Co	269,724
20,928	*	Crown Holdings, Inc	800,496
8,183		Cytec Industries, Inc	563,154
6,590		Domtar Corp	525,552
217,970		Dow Chemical Co	6,386,521
5,101		Eastman Chemical Co	302,183
173,352		Freeport-McMoRan Copper & Gold, Inc (Class B)	6,739,926
5,318		Greif, Inc (Class A)	223,143
34,077		Huntsman Corp	512,518
79,770		International Paper Co	2,858,159
4,876	*	Intrepid Potash, Inc	105,955
4,315	e	Kronos Worldwide, Inc	57,605
54,803		LyondellBasell Industries AF S.C.A	2,925,932
4,124	e	Martin Marietta Materials, Inc	339,446
31,227		MeadWestvaco Corp	927,130
10,331	*,e	Molycorp, Inc	107,442
54,096		Mosaic Co	2,831,385
89,672		Newmont Mining Corp	4,891,608
57,162		Nucor Corp	2,293,911
8,341	*	Owens-Illinois, Inc	162,566
1,258		Packaging Corp of America	44,370
13,721		Reliance Steel & Aluminum Co	745,599
11,709		Rock-Tenn Co (Class A)	856,982
8,675		Rockwood Holdings, Inc	398,182
14,675		RPM International, Inc	391,236
784	e	Scotts Miracle-Gro Co (Class A)	33,563
34,775		Sealed Air Corp	564,050
18,923		Sonoco Products Co	589,073
7,775		Southern Copper Corp (NY)	296,227
31,453		Steel Dynamics, Inc	397,880

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

11,884	*	Tahoe Resources, Inc	$242,909
13,542		Titanium Metals Corp	158,577
26,827	e	United States Steel Corp	547,003
23,878		Vulcan Materials Co	1,097,672
12,076		Walter Energy, Inc	422,177
2,678	e	Westlake Chemical Corp	203,689
1,301	*	WR Grace & Co	83,472

		TOTAL MATERIALS	52,139,943

MEDIA - 3.3%
32,525		Cablevision Systems Corp (Class A)	566,585
97,940		CBS Corp (Class B)	3,173,256
4,757		Clear Channel Outdoor Holdings, Inc (Class A)	31,682
256,960		Comcast Corp (Class A)	9,638,570
7,587		DISH Network Corp (Class A)	270,325
11,475	*,e	DreamWorks Animation SKG, Inc (Class A)	233,746
43,311		Gannett Co, Inc	731,956
74,128		Interpublic Group of Cos, Inc	748,693
5,164		John Wiley & Sons, Inc (Class A)	224,014
1,562	*,e	Lamar Advertising Co (Class A)	61,308
18,588	*	Liberty Interactive LLC	2,075,722
10,560	*	Madison Square Garden, Inc	434,650
250,927		News Corp (Class A)	6,002,174
9,280	e	Regal Entertainment Group (Class A)	142,541
67,088	e	Thomson Corp	1,895,907
175,291		Time Warner, Inc	7,616,394
206,280		Walt Disney Co	10,122,159
785	e	Washington Post Co (Class B)	261,805

		TOTAL MEDIA	44,231,487

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.7%
14,952		Abbott Laboratories	979,655
3,670	*	Bio-Rad Laboratories, Inc (Class A)	371,955
28,748		Bristol-Myers Squibb Co	955,871
3,065	*	Charles River Laboratories International, Inc	114,386
9,306	*	Covance, Inc	453,295
119,003		Eli Lilly & Co	5,787,116
8,308	*	Endo Pharmaceuticals Holdings, Inc	238,107
48,961	*	Forest Laboratories, Inc	1,650,475
29,764	*	Hospira, Inc	913,457
388,677		Johnson & Johnson	27,526,105
29,363	*	Life Technologies Corp	1,436,144
555,209		Merck & Co, Inc	25,334,187
5,857	*	Mylan Laboratories, Inc	148,417
20,216		PerkinElmer, Inc	625,281
1,366,959		Pfizer, Inc	33,996,270
41,919	*,e	Qiagen N.V. (NASDAQ)	731,487
66,817		Thermo Electron Corp	4,079,846

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	105,342,054

REAL ESTATE - 4.2%
7,731	*	Alexander & Baldwin, Inc	223,658

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

10,993		Alexandria Real Estate Equities, Inc	$774,237
84,074		AMB Property Corp	2,882,897
14,954		American Campus Communities, Inc	677,566
62,592		American Capital Agency Corp	2,066,788
179,452		Annaly Capital Management, Inc	2,896,355
7,613		Apartment Investment & Management Co (Class A)	203,191
17,412		AvalonBay Communities, Inc	2,360,371
27,818		BioMed Realty Trust, Inc	531,880
22,740		Boston Properties, Inc	2,417,262
25,863		Brandywine Realty Trust	300,011
9,927		BRE Properties, Inc (Class A)	479,970
3,333		Camden Property Trust	218,745
27,891		CBL & Associates Properties, Inc	623,922
193,784		Chimera Investment Corp	517,403
13,404		Corporate Office Properties Trust	334,430
43,419		DDR Corp	666,916
24,897		Douglas Emmett, Inc	583,835
47,148		Duke Realty Corp	682,703
1,391		Equity Lifestyle Properties, Inc	93,656
50,560		Equity Residential	2,902,650
7,677		Extra Space Storage, Inc	264,780
2,780		Federal Realty Investment Trust	299,767
27,218	*	Forest City Enterprises, Inc (Class A)	436,849
95,523		General Growth Properties, Inc	1,877,982
18,503		Hatteras Financial Corp	504,577
76,743		HCP, Inc	3,399,715
47,238		Health Care REIT, Inc	2,807,354
4,222		Home Properties, Inc	256,655
22,115		Hospitality Properties Trust	511,299
130,259		Host Marriott Corp	1,883,545
5,052	*	Howard Hughes Corp	353,640
16,540		HRPT Properties Trust	226,763
8,011		Jones Lang LaSalle, Inc	622,775
12,624		Kilroy Realty Corp	560,632
74,310		Kimco Realty Corp	1,450,531
18,431		Liberty Property Trust	647,297
24,019		Macerich Co	1,369,083
15,883		Mack-Cali Realty Corp	412,799
64,080		MFA Mortgage Investments, Inc	523,534
717		Mid-America Apartment Communities, Inc	46,397
19,529		National Retail Properties, Inc	618,679
30,931		Piedmont Office Realty Trust, Inc	550,572
6,337		Post Properties, Inc	309,309
4,931		Rayonier, Inc	241,668
24,637		Realty Income Corp	967,495
6,040		Regency Centers Corp	290,041
17,335		Retail Properties of America, Inc	212,180
31,866		Senior Housing Properties Trust	700,415
8,882		Simon Property Group, Inc	1,351,929
15,946		SL Green Realty Corp	1,200,734
10,960	*,e	St. Joe Co	217,008
7,288		Taubman Centers, Inc	572,472

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

44,619		UDR, Inc	$1,082,903
52,723		Ventas, Inc	3,335,784
33,900		Vornado Realty Trust	2,719,119
21,613		Weingarten Realty Investors	583,551
66,196		Weyerhaeuser Co	1,832,967

		TOTAL REAL ESTATE	57,681,246

RETAILING - 2.2%
3,799		Aaron’s, Inc	117,123
15,837		Abercrombie & Fitch Co (Class A)	484,296
7,421		American Eagle Outfitters, Inc	154,876
2,819	*,e	Autonation, Inc	125,164
48,911		Best Buy Co, Inc	743,936
34,104	*	Carmax, Inc	1,151,010
9,032		Chico’s FAS, Inc	167,995
5,395		Dillard’s, Inc (Class A)	415,415
800		DSW, Inc (Class A)	50,072
6,187		Expedia, Inc	365,961
21,455		Foot Locker, Inc	718,743
22,464	e	GameStop Corp (Class A)	512,853
11,949		Guess?, Inc	296,096
634	*,e	HomeAway, Inc	16,300
29,630	e	JC Penney Co, Inc	711,416
41,478		Kohl’s Corp	2,209,948
86,861	*	Liberty Media Holding Corp (Interactive A)	1,737,220
6,917	*	Liberty Ventures	393,647
190,254		Lowe’s Companies, Inc	6,160,425
65,490		Macy’s, Inc	2,493,204
1,644	*	Sally Beauty Holdings, Inc	39,588
2,959	*	Sears Canada, Inc	32,158
6,911	*,e	Sears Holdings Corp	433,112
15,709		Signet Jewelers Ltd	813,098
125,370		Staples, Inc	1,443,636
113,982		Target Corp	7,266,352
3,451		Tiffany & Co	218,172
7,166		Williams-Sonoma, Inc	331,284

		TOTAL RETAILING	29,603,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.6%
50,128		Analog Devices, Inc	1,960,506
234,055		Applied Materials, Inc	2,480,983
80,306	*	Atmel Corp	374,628
2,656		Avago Technologies Ltd	87,728
37,440		Broadcom Corp (Class A)	1,180,670
21,492	*,e	Cree, Inc	651,852
13,443		Cypress Semiconductor Corp	133,220
23,724	*	Fairchild Semiconductor International, Inc	278,994
1,949	*,e	Freescale Semiconductor Holdings Ltd	17,424
236,110		Intel Corp	5,105,879
30,387		Kla-Tencor Corp	1,413,603
22,592	*	Lam Research Corp	799,757
85,737		Marvell Technology Group Ltd	676,465

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

27,100		Maxim Integrated Products, Inc	$745,928
181,357	*	Micron Technology, Inc	983,862
112,644	*	Nvidia Corp	1,348,349
82,513	*	ON Semiconductor Corp	507,455
35,502	*	PMC - Sierra, Inc	166,149
1,001	*	Silicon Laboratories, Inc	40,460
4,999	*	Skyworks Solutions, Inc	116,977
29,944	*	Teradyne, Inc	437,781
67,936		Texas Instruments, Inc	1,908,322

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	21,416,992

SOFTWARE & SERVICES - 1.3%
76,883		Activision Blizzard, Inc	837,256
38,154	*	Adobe Systems, Inc	1,297,236
2,154	*	Akamai Technologies, Inc	81,830
31,053		Amdocs Ltd	1,026,923
13,126	*	AOL, Inc	450,616
4,465	e	Booz Allen Hamilton Holding Co	59,742
60,774		CA, Inc	1,368,630
28,084		Computer Sciences Corp	855,158
37,966	*	Compuware Corp	328,785
5,206		DST Systems, Inc	296,950
58,326	*	Electronic Arts, Inc	720,326
45,563		Fidelity National Information Services, Inc	1,497,656
19,436	*	First American Corp	462,577
4,397	*	Fiserv, Inc	329,511
3,620		Genpact Ltd	63,748
12,154		IAC/InterActiveCorp	587,646
4,899		Paychex, Inc	158,875
17,531	*	Rovi Corp	237,194
33,501		SAIC, Inc	368,176
532	*,e	ServiceNow, Inc	16,306
124,114	*	Symantec Corp	2,257,634
24,445	*	Synopsys, Inc	787,129
4,254		Total System Services, Inc	95,672
2,137	*	VeriSign, Inc	79,219
222,259	*	Yahoo!, Inc	3,736,174

		TOTAL SOFTWARE & SERVICES	18,000,969

TECHNOLOGY HARDWARE & EQUIPMENT - 3.0%
19,685	*	Arrow Electronics, Inc	693,503
25,744	*	Avnet, Inc	737,566
8,730		AVX Corp	85,903
82,577	*	Brocade Communications Systems, Inc	437,658
977,242		Cisco Systems, Inc	16,749,928
277,129		Corning, Inc	3,256,266
269,245		Dell, Inc	2,485,131
10,333		Diebold, Inc	307,407
3,822	*,e	Dolby Laboratories, Inc (Class A)	120,737
5,786	*	EchoStar Corp (Class A)	183,763
4,967		Flir Systems, Inc	96,509
14,932		Harris Corp	683,587

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

361,085		Hewlett-Packard Co	$5,001,027
27,738	*	Ingram Micro, Inc (Class A)	421,618
7,434	*	Itron, Inc	305,240
27,241		Jabil Circuit, Inc	472,359
42,393	*	JDS Uniphase Corp	410,788
96,039	*	Juniper Networks, Inc	1,591,366
13,778	e	Lexmark International, Inc (Class A)	292,920
24,542	e	Molex, Inc	637,356
21,221	*	NetApp, Inc	570,845
215	*	Palo Alto Networks, Inc	11,821
33,342	*	Polycom, Inc	334,087
44,686	*	SanDisk Corp	1,866,087
7,095	*	Tech Data Corp	314,379
26,591	*	Vishay Intertechnology, Inc	220,173
25,120		Western Digital Corp	859,858
244,249		Xerox Corp	1,572,964
8,124	*	Zebra Technologies Corp (Class A)	291,895

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	41,012,741

TELECOMMUNICATION SERVICES - 3.5%
1,070,649		AT&T, Inc	37,033,749
113,705		CenturyTel, Inc	4,363,998
74,103	*,e	Clearwire Corp (Class A)	148,206
177,706	e	Frontier Communications Corp	838,772
14,643	*	Level 3 Communications, Inc	300,182
56,745	*	MetroPCS Communications, Inc	579,367
33,463	*,e	NII Holdings, Inc (Class B)	266,700
550,673	*	Sprint Nextel Corp	3,050,728
16,040		Telephone & Data Systems, Inc	398,915
2,469	*	US Cellular Corp	91,328
43,436	e	Windstream Corp	414,379

		TOTAL TELECOMMUNICATION SERVICES	47,486,324

TRANSPORTATION - 1.0%
4,706		Con-Way, Inc	136,992
1,196		Copa Holdings S.A. (Class A)	111,013
61,167		CSX Corp	1,252,088
55,365	*	Delta Air Lines, Inc	533,165
3,450		Expeditors International Washington, Inc	126,305
53,962		FedEx Corp	4,963,964
20,335	*	Hertz Global Holdings, Inc	269,845
4,581		Kansas City Southern Industries, Inc	368,587
2,479	*	Kirby Corp	142,493
7,336		Matson, Inc	155,890
59,692		Norfolk Southern Corp	3,662,104
9,381		Ryder System, Inc	423,271
113,579		Southwest Airlines Co	1,001,767
19,716		UTI Worldwide, Inc	273,855

		TOTAL TRANSPORTATION	13,421,339

UTILITIES - 6.8%
114,161	*	AES Corp	1,192,983

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

21,274		AGL Resources, Inc	$868,617
20,608		Alliant Energy Corp	921,178
44,111		Ameren Corp	1,450,370
88,691		American Electric Power Co, Inc	3,941,428
32,156		American Water Works Co, Inc	1,181,412
22,826		Aqua America, Inc	579,552
16,195		Atmos Energy Corp	582,534
73,816	*	Calpine Corp	1,299,162
77,420		Centerpoint Energy, Inc	1,677,691
47,760		CMS Energy Corp	1,161,523
53,833		Consolidated Edison, Inc	3,250,437
104,362		Dominion Resources, Inc	5,508,226
31,196		DTE Energy Co	1,937,272
128,525		Duke Energy Corp	8,442,807
59,497		Edison International	2,792,789
32,350		Entergy Corp	2,347,963
155,618		Exelon Corp	5,568,012
76,371		FirstEnergy Corp	3,491,682
24,578		Great Plains Energy, Inc	551,530
17,550		Hawaiian Electric Industries, Inc	454,194
14,091		Integrys Energy Group, Inc	761,478
33,603		MDU Resources Group, Inc	730,193
12,846		National Fuel Gas Co	676,984
76,163		NextEra Energy, Inc	5,335,980
51,659		NiSource, Inc	1,315,755
57,268		Northeast Utilities	2,250,632
41,238		NRG Energy, Inc	889,091
43,271		NV Energy, Inc	822,582
18,194		OGE Energy Corp	1,047,611
41,208		Pepco Holdings, Inc	818,803
77,623		PG&E Corp	3,300,530
20,093		Pinnacle West Capital Corp	1,064,326
105,918		PPL Corp	3,133,054
92,382		Public Service Enterprise Group, Inc	2,959,919
24,560		Questar Corp	497,094
21,578		SCANA Corp	1,059,048
44,350		Sempra Energy	3,093,413
158,633		Southern Co	7,430,370
38,336		TECO Energy, Inc	685,064
20,877		UGI Corp	674,118
15,591		Vectren Corp	461,026
23,958		Westar Energy, Inc	711,553
42,592		Wisconsin Energy Corp	1,638,514
88,956		Xcel Energy, Inc	2,513,007

		TOTAL UTILITIES	93,071,507

		TOTAL COMMON STOCKS	1,348,374,581

		(Cost $1,305,592,911)

TIAA-CREF FUNDS - Large-Cap Value Index Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 2.1%
TREASURY DEBT - 0.7%
$9,000,000		United States Treasury Bill	0.085%	12/13/12	$8,999,107

					8,999,107

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.4%
19,208,282	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			19,208,282

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			19,208,282

		TOTAL SHORT-TERM INVESTMENTS			28,207,389

		(Cost $28,207,389)

		TOTAL INVESTMENTS - 101.1%			1,376,581,970
		(Cost $1,333,800,300)
		OTHER ASSETS & LIABILITIES, NET - (1.1)%			(15,200,949)

		NET ASSETS - 100.0%			$1,361,381,021

		Abbreviation(s):
		REIT Real Estate Investment Trust

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $18,647,574.

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS
S&P 500 INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUTOMOBILES & COMPONENTS - 0.6%
15,401	*	BorgWarner, Inc	$1,013,694
513,032		Ford Motor Co	5,725,437
33,005	*	Goodyear Tire & Rubber Co	376,587
30,667		Harley-Davidson, Inc	1,433,989
92,011		Johnson Controls, Inc	2,369,283

		TOTAL AUTOMOBILES & COMPONENTS	10,918,990

BANKS - 2.8%
94,049		BB&T Corp	2,722,719
26,038		Comerica, Inc	776,193
123,615		Fifth Third Bancorp	1,796,126
30,130		First Horizon National Corp	280,510
63,938		Hudson City Bancorp, Inc	542,514
115,471		Huntington Bancshares, Inc	737,860
126,983		Keycorp	1,069,197
16,192	e	M&T Bank Corp	1,685,587
47,249		People’s United Financial, Inc	568,405
71,215		PNC Financial Services Group, Inc	4,144,001
190,217		Regions Financial Corp	1,240,215
72,467		SunTrust Banks, Inc	1,971,102
254,913		US Bancorp	8,465,661
660,628		Wells Fargo & Co	22,256,557
24,773		Zions Bancorporation	531,876

		TOTAL BANKS	48,788,523

CAPITAL GOODS - 7.5%
85,545		3M Co	7,493,742
91,009		Boeing Co	6,410,674
87,866		Caterpillar, Inc	7,451,916
21,509		Cooper Industries plc	1,611,884
23,830		Cummins, Inc	2,230,011
78,572		Danaher Corp	4,064,530
52,688		Deere & Co	4,501,663
24,596		Dover Corp	1,431,979
45,433	e	Eaton Corp	2,145,346
97,838		Emerson Electric Co	4,738,294
36,248		Fastenal Co	1,620,286
6,880		Flowserve Corp	932,171
22,466		Fluor Corp	1,254,726
44,606		General Dynamics Corp	3,036,776
1,419,936		General Electric Co	29,903,852
104,991		Honeywell International, Inc	6,429,649
58,026		Illinois Tool Works, Inc	3,558,735
38,576		Ingersoll-Rand plc	1,814,229

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

17,453	*	Jacobs Engineering Group, Inc	$673,511
14,259		Joy Global, Inc	890,475
12,989		L-3 Communications Holdings, Inc	958,588
36,221		Lockheed Martin Corp	3,392,821
48,070		Masco Corp	725,376
33,257		Northrop Grumman Corp	2,284,423
47,452		Paccar, Inc	2,056,570
15,632		Pall Corp	984,191
20,108		Parker Hannifin Corp	1,581,695
28,198		Pentair Ltd	1,191,083
19,551		Precision Castparts Corp	3,383,692
28,673	*	Quanta Services, Inc	743,491
44,662		Raytheon Co	2,526,083
18,991		Rockwell Automation, Inc	1,349,500
19,124		Rockwell Collins, Inc	1,024,664
13,156		Roper Industries, Inc	1,436,241
7,823		Snap-On, Inc	604,953
22,623		Stanley Works	1,567,774
37,804		Textron, Inc	953,039
112,822		United Technologies Corp	8,818,168
8,064		W.W. Grainger, Inc	1,624,170
24,965		Xylem, Inc	605,651

		TOTAL CAPITAL GOODS	130,006,622

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
30,956	*	ADT Corp	1,284,984
13,650		Avery Dennison Corp	441,987
14,465		Cintas Corp	604,782
5,603		Dun & Bradstreet Corp	454,067
16,125		Equifax, Inc	806,895
20,320		Iron Mountain, Inc	703,072
27,335	e	Pitney Bowes, Inc	392,531
25,464	e	R.R. Donnelley & Sons Co	255,149
40,293		Republic Services, Inc	1,142,306
19,082		Robert Half International, Inc	513,115
11,519	*	Stericycle, Inc	1,091,540
61,876		Tyco International Ltd	1,662,608
58,623		Waste Management, Inc	1,919,317

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	11,272,353

CONSUMER DURABLES & APPAREL - 1.0%
38,379		Coach, Inc	2,151,143
37,416		DR Horton, Inc	784,239
7,367	*	Fossil, Inc	641,666
9,031		Harman International Industries, Inc	378,670
15,592	e	Hasbro, Inc	561,156
18,918		Leggett & Platt, Inc	501,895
21,939	e	Lennar Corp (Class A)	822,054
45,853		Mattel, Inc	1,686,473
38,862		Newell Rubbermaid, Inc	802,112
49,455		Nike, Inc (Class B)	4,519,198
45,511	*	Pulte Homes, Inc	789,161

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

8,221		Ralph Lauren Corp	$1,263,485
11,828		VF Corp	1,850,845
10,438		Whirlpool Corp	1,019,584

		TOTAL CONSUMER DURABLES & APPAREL	17,771,681

CONSUMER SERVICES - 1.8%
13,988	*	Apollo Group, Inc (Class A)	280,879
60,162		Carnival Corp	2,278,937
4,267	*	Chipotle Mexican Grill, Inc (Class A)	1,086,080
17,255		Darden Restaurants, Inc	907,958
36,485		H&R Block, Inc	645,784
35,953		International Game Technology	461,637
33,878		Marriott International, Inc (Class A)	1,235,869
135,575		McDonald’s Corp	11,767,910
102,234		Starbucks Corp	4,692,541
26,437		Starwood Hotels & Resorts Worldwide, Inc	1,370,758
19,131		Wyndham Worldwide Corp	964,202
10,686		Wynn Resorts Ltd	1,293,647
61,323		Yum! Brands, Inc	4,299,356

		TOTAL CONSUMER SERVICES	31,285,558

DIVERSIFIED FINANCIALS - 6.3%
132,656		American Express Co	7,424,756
28,347		Ameriprise Financial, Inc	1,654,614
1,449,368		Bank of America Corp	13,508,110
158,910		Bank of New York Mellon Corp	3,926,666
17,211		BlackRock, Inc	3,264,583
78,156		Capital One Financial Corp	4,702,647
147,430		Charles Schwab Corp	2,002,099
393,688		Citigroup, Inc	14,719,994
41,145		CME Group, Inc	2,301,240
69,277		Discover Financial Services	2,840,357
36,210	*	E*Trade Financial Corp	302,716
11,227	e	Federated Investors, Inc (Class B)	260,916
18,589		Franklin Resources, Inc	2,375,674
60,614		Goldman Sachs Group, Inc	7,418,547
9,788	*	IntercontinentalExchange, Inc	1,282,228
59,900		Invesco Ltd	1,456,768
510,862		JPMorgan Chase & Co	21,292,728
16,160		Legg Mason, Inc	411,757
26,647		Leucadia National Corp	604,887
26,021		Moody’s Corp	1,253,171
186,053		Morgan Stanley	3,233,601
15,940		Nasdaq Stock Market, Inc	379,531
29,437		Northern Trust Corp	1,406,500
33,102		NYSE Euronext	819,606
63,135		SLM Corp	1,109,913
27,000		SPDR Trust Series 1	3,811,860
64,461		State Street Corp	2,873,027
34,138		T Rowe Price Group, Inc	2,216,922

		TOTAL DIVERSIFIED FINANCIALS	108,855,418

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

ENERGY - 11.0%
67,218		Anadarko Petroleum Corp	$4,625,271
52,628		Apache Corp	4,354,967
59,146		Baker Hughes, Inc	2,482,358
28,260		Cabot Oil & Gas Corp	1,327,655
33,141	*	Cameron International Corp	1,678,260
69,877	e	Chesapeake Energy Corp	1,415,708
263,866		Chevron Corp	29,080,672
163,351		ConocoPhillips	9,449,855
30,643		Consol Energy, Inc	1,077,408
52,661	*	Denbury Resources, Inc	807,293
50,361		Devon Energy Corp	2,931,514
9,359	e	Diamond Offshore Drilling, Inc	648,017
31,225		Ensco plc	1,805,429
36,326		EOG Resources, Inc	4,231,616
20,126		Equitable Resources, Inc	1,220,239
620,728	d	Exxon Mobil Corp	56,591,772
32,072	*	FMC Technologies, Inc	1,311,745
124,807		Halliburton Co	4,030,018
14,226		Helmerich & Payne, Inc	680,003
39,983		Hess Corp	2,089,512
85,115		Kinder Morgan, Inc	2,954,342
94,858		Marathon Oil Corp	2,851,431
45,518		Marathon Petroleum Corp	2,500,304
24,831		Murphy Oil Corp	1,489,860
39,107	*	Nabors Industries Ltd	527,553
57,364		National Oilwell Varco, Inc	4,227,727
17,957	*	Newfield Exploration Co	486,994
33,997		Noble Corp	1,283,047
23,922		Noble Energy, Inc	2,272,829
108,935		Occidental Petroleum Corp	8,601,508
36,144		Peabody Energy Corp	1,008,418
84,341		Phillips 66	3,977,521
16,559		Pioneer Natural Resources Co	1,749,458
23,920		Questar Market Resources, Inc	693,680
21,864		Range Resources Corp	1,429,031
16,715	*	Rowan Cos PLC	530,033
178,470		Schlumberger Ltd	12,409,019
46,855	*	Southwestern Energy Co	1,625,868
87,819		Spectra Energy Corp	2,535,334
18,832		Tesoro Corp	710,155
74,234		Valero Energy Corp	2,160,209
84,290		Williams Cos, Inc	2,949,307
26,783	*	WPX Energy, Inc	453,704

		TOTAL ENERGY	191,266,644

FOOD & STAPLES RETAILING - 2.4%
58,146		Costco Wholesale Corp	5,723,311
171,115		CVS Corp	7,939,736
73,293		Kroger Co	1,848,449
32,258	e	Safeway, Inc	526,128
78,908		Sysco Corp	2,451,672

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

115,302		Walgreen Co	$4,062,089
226,030		Wal-Mart Stores, Inc	16,956,771
23,100		Whole Foods Market, Inc	2,188,263

		TOTAL FOOD & STAPLES RETAILING	41,696,419

FOOD, BEVERAGE & TOBACCO - 5.9%
273,409		Altria Group, Inc	8,694,406
88,610		Archer Daniels Midland Co	2,378,292
21,302		Beam, Inc	1,183,539
20,368		Brown-Forman Corp (Class B)	1,304,774
24,239	e	Campbell Soup Co	854,910
520,670		Coca-Cola Co	19,358,511
37,245		Coca-Cola Enterprises, Inc	1,170,983
54,636		ConAgra Foods, Inc	1,521,066
19,816	*	Constellation Brands, Inc (Class A)	700,297
24,891	*	Dean Foods Co	419,164
28,326		Dr Pepper Snapple Group, Inc	1,213,769
87,211		General Mills, Inc	3,495,417
43,077		H.J. Heinz Co	2,477,358
20,400		Hershey Co	1,404,540
18,036		Hormel Foods Corp	532,603
14,724		J.M. Smucker Co	1,260,963
33,209		Kellogg Co	1,737,495
79,571	*	Kraft Foods Group, Inc	3,618,889
17,573		Lorillard, Inc	2,038,644
17,840		McCormick & Co, Inc	1,099,301
27,416		Mead Johnson Nutrition Co	1,690,471
20,936		Molson Coors Brewing Co (Class B)	903,179
238,703		Mondelez International, Inc	6,335,178
20,651	*	Monster Beverage Corp	922,480
209,298		PepsiCo, Inc	14,491,794
226,700		Philip Morris International, Inc	20,076,552
44,120		Reynolds American, Inc	1,837,157
38,989		Tyson Foods, Inc (Class A)	655,405

		TOTAL FOOD, BEVERAGE & TOBACCO	103,377,137

HEALTH CARE EQUIPMENT & SERVICES - 3.8%
44,978		Aetna, Inc	1,965,539
33,863		AmerisourceBergen Corp	1,335,557
10,488		Bard (C.R.), Inc	1,008,841
73,609		Baxter International, Inc	4,610,132
26,844		Becton Dickinson & Co	2,031,554
190,929	*	Boston Scientific Corp	981,375
45,894		Cardinal Health, Inc	1,887,620
29,856	*	CareFusion Corp	792,975
19,572	*	Cerner Corp	1,491,191
38,796		Cigna Corp	1,978,596
18,018		Coventry Health Care, Inc	786,305
64,580		Covidien plc	3,548,671
11,456	*	DaVita, Inc	1,289,029
19,070		Dentsply International, Inc	702,539
15,567	*	Edwards Lifesciences Corp	1,351,683

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

109,041	*	Express Scripts Holding Co	$6,710,383
21,761		Humana, Inc	1,616,189
5,371	*	Intuitive Surgical, Inc	2,912,264
12,901	*	Laboratory Corp of America Holdings	1,093,102
31,751		McKesson Corp	2,962,686
137,219		Medtronic, Inc	5,705,566
11,424		Patterson Cos, Inc	381,561
21,354		Quest Diagnostics, Inc	1,232,553
42,239		St. Jude Medical, Inc	1,616,064
38,897		Stryker Corp	2,045,982
14,029	*	Tenet Healthcare Corp	331,084
138,899		UnitedHealth Group, Inc	7,778,344
14,896	*	Varian Medical Systems, Inc	994,457
43,752		WellPoint, Inc	2,681,122
23,503		Zimmer Holdings, Inc	1,509,128

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	65,332,092

HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
58,144		Avon Products, Inc	900,650
17,437		Clorox Co	1,260,695
59,951		Colgate-Palmolive Co	6,292,457
32,301		Estee Lauder Cos (Class A)	1,990,388
53,120		Kimberly-Clark Corp	4,432,864
370,258		Procter & Gamble Co	25,636,664

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	40,513,718

INSURANCE - 3.8%
45,612		ACE Ltd	3,587,384
62,992		Aflac, Inc	3,135,742
65,242		Allstate Corp	2,608,375
156,876	*	American International Group, Inc	5,479,679
43,227		Aon plc	2,332,097
9,961		Assurant, Inc	376,625
246,616	*	Berkshire Hathaway, Inc (Class B)	21,295,292
35,760		Chubb Corp	2,752,805
19,672		Cincinnati Financial Corp	783,732
66,188	*	Genworth Financial, Inc (Class A)	394,480
58,676		Hartford Financial Services Group, Inc	1,273,856
37,573		Lincoln National Corp	931,435
41,666		Loews Corp	1,761,638
73,199		Marsh & McLennan Cos, Inc	2,490,962
142,890		Metlife, Inc	5,071,166
37,321		Principal Financial Group	1,027,820
75,403		Progressive Corp	1,681,487
62,688		Prudential Financial, Inc	3,576,350
12,834		Torchmark Corp	649,272
51,840		Travelers Cos, Inc	3,677,530
37,524		UnumProvident Corp	760,987
40,939		XL Capital Ltd	1,012,831

		TOTAL INSURANCE	66,661,545

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

MATERIALS - 3.4%
28,476		Air Products & Chemicals, Inc	$2,207,744
9,328		Airgas, Inc	829,912
143,623		Alcoa, Inc	1,230,849
14,403		Allegheny Technologies, Inc	379,519
20,813		Ball Corp	891,421
12,433		Bemis Co, Inc	410,911
8,428		CF Industries Holdings, Inc	1,729,341
19,206		Cleveland-Cliffs, Inc	696,602
161,168		Dow Chemical Co	4,722,222
125,146		Du Pont (E.I.) de Nemours & Co	5,571,500
20,577		Eastman Chemical Co	1,218,982
35,414		Ecolab, Inc	2,464,815
18,471		FMC Corp	988,568
127,689		Freeport-McMoRan Copper & Gold, Inc (Class B)	4,964,548
10,960		International Flavors & Fragrances, Inc	708,235
58,846		International Paper Co	2,108,452
45,647		LyondellBasell Industries AF S.C.A	2,437,093
23,354		MeadWestvaco Corp	693,380
71,686		Monsanto Co	6,170,014
37,221		Mosaic Co	1,948,147
66,751		Newmont Mining Corp	3,641,267
42,710		Nucor Corp	1,713,952
22,307	*	Owens-Illinois, Inc	434,764
20,540		PPG Industries, Inc	2,404,823
40,105		Praxair, Inc	4,259,552
24,675		Sealed Air Corp	400,229
11,462		Sherwin-Williams Co	1,634,252
16,241		Sigma-Aldrich Corp	1,139,144
9,489		Titanium Metals Corp	111,116
19,480	e	United States Steel Corp	397,197
17,405		Vulcan Materials Co	800,108

		TOTAL MATERIALS	59,308,659

MEDIA - 3.5%
29,045		Cablevision Systems Corp (Class A)	505,964
80,092		CBS Corp (Class B)	2,594,981
359,867		Comcast Corp (Class A)	13,498,611
84,446	*	DIRECTV	4,316,035
33,240	*	Discovery Communications, Inc (Class A)	1,961,825
31,153		Gannett Co, Inc	526,486
58,838		Interpublic Group of Cos, Inc	594,264
37,695		McGraw-Hill Cos, Inc	2,083,779
273,836		News Corp (Class A)	6,550,157
35,732		Omnicom Group, Inc	1,711,920
11,628		Scripps Networks Interactive (Class A)	706,052
41,214		Time Warner Cable, Inc	4,084,719
127,642		Time Warner, Inc	5,546,045
63,680		Viacom, Inc (Class B)	3,264,874
241,311		Walt Disney Co	11,841,131
576	e	Washington Post Co (Class B)	192,102

		TOTAL MEDIA	59,978,945

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
211,055		Abbott Laboratories	$13,828,324
46,888		Agilent Technologies, Inc	1,687,499
25,954	*	Alexion Pharmaceuticals, Inc	2,345,723
41,371		Allergan, Inc	3,720,080
103,665		Amgen, Inc	8,971,687
31,786	*	Biogen Idec, Inc	4,393,461
225,830		Bristol-Myers Squibb Co	7,508,847
58,026	*	Celgene Corp	4,254,466
137,351		Eli Lilly & Co	6,679,379
31,459	*	Forest Laboratories, Inc	1,060,483
101,762	*	Gilead Sciences, Inc	6,834,336
22,213	*	Hospira, Inc	681,717
370,765		Johnson & Johnson	26,257,577
23,579	*	Life Technologies Corp	1,153,249
409,585		Merck & Co, Inc	18,689,364
54,598	*	Mylan Laboratories, Inc	1,383,513
13,718		PerkinElmer, Inc	424,298
11,822		Perrigo Co	1,359,648
1,004,494		Pfizer, Inc	24,981,766
49,172		Thermo Electron Corp	3,002,442
11,796	*	Waters Corp	965,031
17,173	*	Watson Pharmaceuticals, Inc	1,476,020

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	141,658,910

REAL ESTATE - 2.1%
61,973		AMB Property Corp	2,125,054
53,157		American Tower Corp	4,002,190
19,584		Apartment Investment & Management Co (Class A)	522,697
13,037		AvalonBay Communities, Inc	1,767,296
20,280		Boston Properties, Inc	2,155,764
40,635	*	CBRE Group, Inc	732,243
40,493		Equity Residential	2,324,703
60,736		HCP, Inc	2,690,605
34,248		Health Care REIT, Inc	2,035,359
97,232		Host Marriott Corp	1,405,975
54,750		Kimco Realty Corp	1,068,720
21,727		Plum Creek Timber Co, Inc	953,815
19,385		Public Storage, Inc	2,687,343
40,800		Simon Property Group, Inc	6,210,168
39,734		Ventas, Inc	2,513,970
22,615		Vornado Realty Trust	1,813,949
72,357		Weyerhaeuser Co	2,003,565

		TOTAL REAL ESTATE	37,013,416

RETAILING - 4.0%
11,209		Abercrombie & Fitch Co (Class A)	342,771
48,639	*	Amazon.com, Inc	11,324,132
4,847	*,e	Autonation, Inc	215,207
5,038	*	Autozone, Inc	1,889,250
31,229	*	Bed Bath & Beyond, Inc	1,801,289
35,745		Best Buy Co, Inc	543,681

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

7,481	*	Big Lots, Inc	$217,922
30,724	*	Carmax, Inc	1,036,935
30,984	*	Dollar Tree, Inc	1,235,332
12,607		Expedia, Inc	745,704
13,056		Family Dollar Stores, Inc	861,174
16,627	e	GameStop Corp (Class A)	379,594
40,145		Gap, Inc	1,433,979
20,863		Genuine Parts Co	1,305,607
202,735		Home Depot, Inc	12,443,874
19,138	e	JC Penney Co, Inc	459,503
28,850		Kohl’s Corp	1,537,128
32,099		Limited Brands, Inc	1,537,221
153,426		Lowe’s Companies, Inc	4,967,934
54,171		Macy’s, Inc	2,062,290
7,489	*,e	NetFlix, Inc	592,305
20,558		Nordstrom, Inc	1,167,078
15,993	*	O’Reilly Automotive, Inc	1,370,280
14,552		Petsmart, Inc	966,107
6,703	*	Priceline.com, Inc	3,845,980
30,121		Ross Stores, Inc	1,835,875
90,806	e	Staples, Inc	1,045,631
88,090		Target Corp	5,615,738
16,026		Tiffany & Co	1,013,164
99,025		TJX Companies, Inc	4,122,411
14,732	*	TripAdvisor, Inc	446,232
14,687	*	Urban Outfitters, Inc	525,207

		TOTAL RETAILING	68,886,535

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
93,476	*,e	Advanced Micro Devices, Inc	191,626
43,037		Altera Corp	1,311,768
40,204		Analog Devices, Inc	1,572,378
166,465		Applied Materials, Inc	1,764,529
69,187		Broadcom Corp (Class A)	2,181,812
8,468	*,e	First Solar, Inc	205,857
672,836		Intel Corp	14,550,079
22,402		Kla-Tencor Corp	1,042,141
24,530	*	Lam Research Corp	868,362
30,974		Linear Technology Corp	968,247
75,067	*	LSI Logic Corp	514,209
26,055		Microchip Technology, Inc	816,824
136,937	*	Micron Technology, Inc	742,883
83,348	*	Nvidia Corp	997,676
22,526	*	Teradyne, Inc	329,330
153,039		Texas Instruments, Inc	4,298,866
35,266		Xilinx, Inc	1,155,314

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	33,511,901

SOFTWARE & SERVICES - 9.2%
85,388		Accenture plc	5,756,005
66,146	*	Adobe Systems, Inc	2,248,964
23,853	*	Akamai Technologies, Inc	906,176

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

30,525	*	Autodesk, Inc	$971,916
65,160		Automatic Data Processing, Inc	3,765,596
19,734	*	BMC Software, Inc	803,174
46,058		CA, Inc	1,037,226
25,152	*	Citrix Systems, Inc	1,554,645
40,159	*	Cognizant Technology Solutions Corp (Class A)	2,676,597
20,901		Computer Sciences Corp	636,435
155,995	*	eBay, Inc	7,532,998
42,842	*	Electronic Arts, Inc	529,099
33,690		Fidelity National Information Services, Inc	1,107,390
18,247	*	Fiserv, Inc	1,367,430
35,623	*	Google, Inc (Class A)	24,215,447
144,458		International Business Machines Corp	28,101,415
37,129		Intuit, Inc	2,206,205
14,436		Mastercard, Inc (Class A)	6,653,986
1,014,651		Microsoft Corp	28,953,066
512,167		Oracle Corp	15,902,785
43,424		Paychex, Inc	1,408,240
25,974	*	Red Hat, Inc	1,277,142
33,597		SAIC, Inc	369,231
17,208	*	Salesforce.com, Inc	2,512,024
94,568	*	Symantec Corp	1,720,192
22,686	*	Teradata Corp	1,549,681
21,761		Total System Services, Inc	489,405
21,038	*	VeriSign, Inc	779,879
70,297		Visa, Inc (Class A)	9,754,412
81,047		Western Union Co	1,029,297
140,267	*	Yahoo!, Inc	2,357,888

		TOTAL SOFTWARE & SERVICES	160,173,946

TECHNOLOGY HARDWARE & EQUIPMENT - 7.5%
21,655		Amphenol Corp (Class A)	1,302,115
126,056		Apple, Inc	75,015,926
711,458		Cisco Systems, Inc	12,194,390
200,351		Corning, Inc	2,354,124
196,018		Dell, Inc	1,809,246
282,287	*	EMC Corp	6,893,449
10,635	*	F5 Networks, Inc	877,175
20,333		Flir Systems, Inc	395,070
15,236		Harris Corp	697,504
263,776		Hewlett-Packard Co	3,653,298
25,133		Jabil Circuit, Inc	435,806
32,328	*	JDS Uniphase Corp	313,258
70,885	*	Juniper Networks, Inc	1,174,564
16,790	e	Molex, Inc	436,036
38,515		Motorola, Inc	1,990,455
48,883	*	NetApp, Inc	1,314,953
229,080		Qualcomm, Inc	13,418,361
32,502	*	SanDisk Corp	1,357,283
47,590		Seagate Technology, Inc	1,300,159
57,542		Tyco Electronics Ltd	1,851,702
29,943		Western Digital Corp	1,024,949

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

175,874		Xerox Corp	$1,132,629

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	130,942,452

TELECOMMUNICATION SERVICES - 3.1%
775,811		AT&T, Inc	26,835,302
83,772		CenturyTel, Inc	3,215,169
39,420	*	Crown Castle International Corp	2,631,285
134,316	e	Frontier Communications Corp	633,972
42,588	*	MetroPCS Communications, Inc	434,823
403,772	*	Sprint Nextel Corp	2,236,897
383,129		Verizon Communications, Inc	17,102,879
79,104	e	Windstream Corp	754,652

		TOTAL TELECOMMUNICATION SERVICES	53,844,979

TRANSPORTATION - 1.6%
21,719		CH Robinson Worldwide, Inc	1,310,307
139,912		CSX Corp	2,863,999
28,320		Expeditors International Washington, Inc	1,036,795
39,287		FedEx Corp	3,614,011
42,982		Norfolk Southern Corp	2,636,946
6,872		Ryder System, Inc	310,065
99,984		Southwest Airlines Co	881,859
63,700		Union Pacific Corp	7,837,011
96,685		United Parcel Service, Inc (Class B)	7,082,176

		TOTAL TRANSPORTATION	27,573,169

UTILITIES - 3.5%
83,538	*	AES Corp	872,972
15,806		AGL Resources, Inc	645,359
32,642		Ameren Corp	1,073,269
65,226		American Electric Power Co, Inc	2,898,643
57,499		Centerpoint Energy, Inc	1,246,003
35,651		CMS Energy Corp	867,032
39,397		Consolidated Edison, Inc	2,378,791
77,115		Dominion Resources, Inc	4,070,130
23,102		DTE Energy Co	1,434,634
94,710		Duke Energy Corp	6,221,500
43,828		Edison International	2,057,286
23,852		Entergy Corp	1,731,178
114,180		Exelon Corp	4,085,360
56,258		FirstEnergy Corp	2,572,116
9,658		Integrys Energy Group, Inc	521,918
56,864		NextEra Energy, Inc	3,983,892
38,331		NiSource, Inc	976,291
42,210		Northeast Utilities	1,658,853
30,677		NRG Energy, Inc	661,396
27,582		Oneok, Inc	1,304,629
30,795		Pepco Holdings, Inc	611,897
57,367		PG&E Corp	2,439,245
14,736		Pinnacle West Capital Corp	780,566
78,127		PPL Corp	2,310,997
68,054		Public Service Enterprise Group, Inc	2,180,450

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY			VALUE

17,660		SCANA Corp			$866,753
30,236		Sempra Energy			2,108,961
117,665		Southern Co			5,511,429
27,391		TECO Energy, Inc			489,477
30,999		Wisconsin Energy Corp			1,192,532
65,578		Xcel Energy, Inc			1,852,578

		TOTAL UTILITIES			61,606,137

		TOTAL COMMON STOCKS			1,702,245,749

		(Cost $1,514,401,672)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 2.5%
TREASURY DEBT - 1.8%
$25,000,000		United States Treasury Bill	0.095%	11/01/12	25,000,000
7,000,000		United States Treasury Bill	0.085%	12/13/12	6,999,306

					31,999,306

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.7%
11,534,225	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			11,534,225

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			11,534,225

		TOTAL SHORT-TERM INVESTMENTS			43,533,531

		(Cost $43,533,531)

		TOTAL INVESTMENTS - 100.4%			1,745,779,280
		(Cost $1,557,935,203)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%			(6,652,041)

		NET ASSETS - 100.0%			$1,739,127,239

		Abbreviation(s):
		REIT Real Estate Investment Trust
		SPDR Standard & Poor’s Depository Receipts

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $11,360,013.

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS
SMALL-CAP BLEND INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.3%

AUTOMOBILES & COMPONENTS - 0.8%
54,776	*	American Axle & Manufacturing Holdings, Inc	$595,415
50,946		Cooper Tire & Rubber Co	1,025,543
116,247		Dana Holding Corp	1,529,810
19,685	*	Dorman Products, Inc	601,377
15,517	*	Drew Industries, Inc	491,423
63,000	*	Exide Technologies	192,150
13,444	*	Federal Mogul Corp (Class A)	101,368
12,178	*	Fuel Systems Solutions, Inc	198,136
22,236	*	Gentherm, Inc	267,277
37,633	*	Modine Manufacturing Co	255,904
3,652		Shiloh Industries, Inc	41,560
25,686		Spartan Motors, Inc	120,724
16,039		Standard Motor Products, Inc	301,212
24,437	*	Stoneridge, Inc	121,452
18,498		Superior Industries International, Inc	316,131
49,203	*	Tenneco, Inc	1,503,152
4,600	*	Tower International, Inc	32,568
23,655	*	Winnebago Industries, Inc	298,053

		TOTAL AUTOMOBILES & COMPONENTS	7,993,255

BANKS - 8.2%
12,178		1st Source Corp	270,473
21,759	*	1st United Bancorp, Inc	130,772
5,380		Access National Corp	70,962
3,565		Alliance Financial Corp	161,423
5,697		American National Bankshares, Inc	119,580
17,862	*	Ameris Bancorp	190,588
5,735	e	Ames National Corp	113,438
19,816		Apollo Residential Mortgage	439,321
8,920	e	Arrow Financial Corp	217,648
70,114	e	Astoria Financial Corp	703,243
5,392		Bancfirst Corp	237,032
22,781		Banco Latinoamericano de Exportaciones S.A. (Class E)	512,572
75,330		Bancorpsouth, Inc	1,065,919
33,710		Bank Mutual Corp	152,032
4,201		Bank of Kentucky Financial Corp	105,613
3,913		Bank of Marin Bancorp	146,072
23,491		Bank of the Ozarks, Inc	769,095
14,457		BankFinancial Corp	116,090
15,483		Banner Corp	448,852
2,835	e	Bar Harbor Bankshares	100,529
62,685	*	BBCN Bancorp, Inc	747,832
26,521	*	Beneficial Mutual Bancorp, Inc	251,419
3,043	*	Berkshire Bancorp, Inc	25,318

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,812		Berkshire Hills Bancorp, Inc	$465,186
7,982	*	BofI Holding, Inc	224,454
62,837		Boston Private Financial Holdings, Inc	579,357
6,267		Bridge Bancorp, Inc	125,340
6,542	*	Bridge Capital Holdings	97,803
56,284		Brookline Bancorp, Inc	477,288
9,554		Bryn Mawr Bank Corp	216,303
6,002	*	BSB Bancorp, Inc	77,366
2,345		C&F Financial Corp	92,041
5,656		Camden National Corp	197,394
7,722	*	Cape Bancorp, Inc	68,417
2,197	*	Capital Bank Financial Corp	38,513
8,313	*	Capital City Bank Group, Inc	84,377
23,476		Cardinal Financial Corp	374,912
4,317	*,e	Cascade Bancorp	21,499
63,269		Cathay General Bancorp	1,119,229
8,849		Center Bancorp, Inc	100,790
21,957		Centerstate Banks of Florida, Inc	190,367
17,385	*	Central Pacific Financial Corp	249,822
2,439		Century Bancorp, Inc	79,780
4,875		Charter Financial Corp	47,629
22,070		Chemical Financial Corp	519,086
8,909		Citizens & Northern Corp	165,440
32,263	*	Citizens Republic Bancorp, Inc	585,251
11,808	e	City Holding Co	414,697
6,988		Clifton Savings Bancorp, Inc	77,287
8,799		CNB Financial Corp	151,167
29,228		CoBiz, Inc	208,396
31,912		Columbia Banking System, Inc	565,162
31,936		Community Bank System, Inc	881,114
11,217		Community Trust Bancorp, Inc	380,481
1,911	*	Crescent Financial Bancshares, Inc	8,275
70,935	e	CVB Financial Corp	767,517
25,258		Dime Community Bancshares	366,241
99,624	*	Doral Financial Corp	94,633
13,480	*	Eagle Bancorp, Inc	281,193
4,227	e	Enterprise Bancorp, Inc	72,155
15,462		Enterprise Financial Services Corp	216,468
8,359		ESB Financial Corp	112,763
7,416		ESSA Bancorp, Inc	74,753
18,091		EverBank Financial Corp	275,707
13,666		Farmers National Banc Corp	84,593
7,998		Federal Agricultural Mortgage Corp (Class C)	225,304
7,069	e	Fidelity Southern Corp	69,205
11,219		Financial Institutions, Inc	213,610
12,805		First Bancorp (NC)	133,812
56,208	*,e	First Bancorp (Puerto Rico)	238,322
6,109		First Bancorp, Inc	100,676
61,979		First Busey Corp	292,541
19,377	*	First California Financial Group, Inc	130,795
84,823		First Commonwealth Financial Corp	555,591
12,902		First Community Bancshares, Inc	193,272

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,259		First Connecticut Bancorp	$195,206
7,103		First Defiance Financial Corp	125,723
2,536	*,e	First Federal Bancshares of Arkansas, Inc	25,487
47,013		First Financial Bancorp	738,104
25,277	e	First Financial Bankshares, Inc	915,786
8,973		First Financial Corp	274,484
13,479		First Financial Holdings, Inc	190,054
11,701	*	First Financial Northwest, Inc	92,438
13,166		First Interstate Bancsystem, Inc	197,885
22,995		First Merchants Corp	338,256
60,239		First Midwest Bancorp, Inc	745,156
6,181		First of Long Island Corp	185,368
7,696		First Pactrust Bancorp, Inc	90,505
88,482		FirstMerit Corp	1,226,361
24,832		Flushing Financial Corp	386,138
112,385		FNB Corp	1,205,891
7,273	e	FNB United Corp	87,058
9,703		Fox Chase Bancorp, Inc	150,979
10,992	*	Franklin Financial Corp	189,392
10,137		German American Bancorp, Inc	228,589
57,816		Glacier Bancorp, Inc	838,332
8,335		Great Southern Bancorp, Inc	236,464
55,622	*	Guaranty Bancorp	101,788
13,029	*,e	Hampton Roads Bankshares, Inc	15,765
61,384		Hancock Holding Co	1,939,120
25,345	*	Hanmi Financial Corp	314,531
11,664	e	Heartland Financial USA, Inc	334,757
15,199	*	Heritage Commerce Corp	100,161
11,403		Heritage Financial Corp	157,703
6,328		Heritage Financial Group	84,669
14,712	*	Heritage Oaks Bancorp	80,033
812		Hingham Institution for Savings	55,175
4,961	*	Home Bancorp, Inc	93,813
17,701		Home Bancshares, Inc	613,163
11,509		Home Federal Bancorp, Inc	131,433
23,477		Home Loan Servicing Solutions Ltd	455,454
3,519	*	HomeStreet, Inc	157,581
15,857	*	HomeTrust Bancshares, Inc	216,448
3,490		Horizon Bancorp	101,210
12,649		Hudson Valley Holding Corp	203,775
23,760		IBERIABANK Corp	1,183,010
17,361	e	Independent Bank Corp	512,323
42,796		International Bancshares Corp	776,747
35,533	*	Investors Bancorp, Inc	639,239
11,039		Kearny Financial Corp	104,319
6,593		K-Fed Bancorp	101,730
22,994		Lakeland Bancorp, Inc	228,330
13,109		Lakeland Financial Corp	349,879
14,917		MainSource Financial Group, Inc	186,761
43,949		MB Financial, Inc	890,407
7,098	*,e	Mercantile Bank Corp	117,330
3,662		Merchants Bancshares, Inc	107,223

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

6,620	*	Meridian Interstate Bancorp, Inc	$111,812
11,533	*	MetroCorp Bancshares, Inc	116,945
153,340	*,e	MGIC Investment Corp	263,745
3,916		Middleburg Financial Corp	66,024
5,939		Midsouth Bancorp, Inc	92,054
4,934		MidWestOne Financial Group, Inc	99,667
3,043	*,e	NASB Financial, Inc	69,685
5,099	e	National Bankshares, Inc	160,618
99,250		National Penn Bancshares, Inc	886,302
15,350	*,e	Nationstar Mortgage Holdings, Inc	554,595
26,691		NBT Bancorp, Inc	567,718
10,710		Northfield Bancorp, Inc	173,930
4,726		Northrim BanCorp, Inc	106,477
78,451		Northwest Bancshares, Inc	933,567
11,056		OceanFirst Financial Corp	154,121
86,153	*,d	Ocwen Financial Corp	3,322,921
81,653		Old National Bancorp	1,001,882
8,170	*	OmniAmerican Bancorp, Inc	187,011
33,258		Oriental Financial Group, Inc	391,779
36,529		Oritani Financial Corp	558,163
3,645	*	Pacific Capital Bancorp	167,342
13,925		Pacific Continental Corp	129,363
7,820	*	Pacific Mercantile Bancorp	56,069
24,388		PacWest Bancorp	548,730
9,115	e	Park National Corp	606,603
35,791	*	Park Sterling Bank	178,955
6,454		Peapack Gladstone Financial Corp	99,972
2,738		Penns Woods Bancorp, Inc	110,971
11,590	*	Pennsylvania Commerce Bancorp, Inc	150,438
8,900		Peoples Bancorp, Inc	189,570
4,448	e	Peoples Federal Bancshares, Inc	75,838
27,791	*	Pinnacle Financial Partners, Inc	543,314
9,858	*	Preferred Bank	140,082
48,616		PrivateBancorp, Inc	785,635
37,997		Prosperity Bancshares, Inc	1,590,554
7,078		Provident Financial Holdings, Inc	104,542
48,397		Provident Financial Services, Inc	725,955
31,758		Provident New York Bancorp	289,951
107,369	e	Radian Group, Inc	503,561
20,161		Renasant Corp	371,164
8,713		Republic Bancorp, Inc (Class A)	188,375
23,050		Rockville Financial, Inc	306,335
5,766		Roma Financial Corp	50,798
23,217		S&T Bancorp, Inc	407,923
10,183	e	S.Y. Bancorp, Inc	240,115
19,388		Sandy Spring Bancorp, Inc	370,699
12,106		SCBT Financial Corp	480,366
53,016	*,e	Seacoast Banking Corp of Florida	84,826
7,706		SI Financial Group, Inc	84,766
8,039		Sierra Bancorp	90,439
13,744		Simmons First National Corp (Class A)	342,088
13,924		Southside Bancshares, Inc	284,189

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,027	*	Southwest Bancorp, Inc	$172,931
25,471		State Bank & Trust Co	386,395
18,527		StellarOne Corp	254,190
24,851		Sterling Bancorp	237,327
21,418		Sterling Financial Corp	455,347
8,412	*	Suffolk Bancorp	126,348
27,392	*	Sun Bancorp, Inc	84,641
151,164		Susquehanna Bancshares, Inc	1,567,571
13,083	*	Taylor Capital Group, Inc	244,390
8,454		Territorial Bancorp, Inc	191,060
32,294	*	Texas Capital Bancshares, Inc	1,532,996
23,234	*	The Bancorp, Inc	264,171
8,913		Tompkins Trustco, Inc	360,798
21,133	e	TowneBank	329,041
5,837	*	Tree.com, Inc	84,345
12,902		Trico Bancshares	216,754
75,236		Trustco Bank Corp NY	419,817
52,055		Trustmark Corp	1,221,731
25,955		UMB Financial Corp	1,155,776
89,983		Umpqua Holdings Corp	1,087,894
16,265		Union Bankshares Corp	255,361
40,430	e	United Bankshares, Inc	963,447
33,565	*	United Community Banks, Inc	292,016
12,381		United Financial Bancorp, Inc	190,296
12,834		Univest Corp of Pennsylvania	217,151
27,108		ViewPoint Financial Group	563,846
19,512	*	Virginia Commerce Bancorp	178,730
9,182	*	Walker & Dunlop, Inc	152,513
12,380		Washington Banking Co	169,235
11,557		Washington Trust Bancorp, Inc	311,923
5,213	*,e	Waterstone Financial, Inc	28,150
58,287		Webster Financial Corp	1,282,314
18,774		WesBanco, Inc	413,028
11,037		West Bancorporation, Inc	120,414
15,486		West Coast Bancorp	341,002
22,198	e	Westamerica Bancorporation	979,376
58,762	*	Western Alliance Bancorp	602,898
20,647		Westfield Financial, Inc	150,517
49,768	*	Wilshire Bancorp, Inc	323,990
29,230		Wintrust Financial Corp	1,080,049
6,120		WSFS Financial Corp	259,213

		TOTAL BANKS	78,884,266

CAPITAL GOODS - 8.9%
31,501		A.O. Smith Corp	1,914,316
14,930	e	Aaon, Inc	313,231
32,613		AAR Corp	492,130
34,497	*	Accuride Corp	92,107
22,710		Aceto Corp	227,554
58,944		Actuant Corp (Class A)	1,664,579
33,995		Acuity Brands, Inc	2,199,477
31,565	*	Aegion Corp	583,006

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,177	*	Aerovironment, Inc	$289,762
47,444		Aircastle Ltd	528,052
5,371		Alamo Group, Inc	179,928
22,267		Albany International Corp (Class A)	489,206
21,655		Altra Holdings, Inc	390,223
14,677	*	Ameresco, Inc	162,328
7,619	*	American Railcar Industries, Inc	223,846
6,681		American Science & Engineering, Inc	424,778
30,389	*,e	American Superconductor Corp	109,097
7,935	*	American Woodmark Corp	182,505
7,163		Ampco-Pittsburgh Corp	126,499
23,607	*,e	API Technologies Corp	62,322
22,648		Apogee Enterprises, Inc	461,340
34,036		Applied Industrial Technologies, Inc	1,381,521
8,334		Argan, Inc	148,262
78,330	*	ArvinMeritor, Inc	346,219
14,861	*	Astec Industries, Inc	427,997
9,725	*	Astronics Corp	225,717
1,148	*	Astronics Corp (Class B)	26,234
20,364		AZZ, Inc	803,156
43,698		Barnes Group, Inc	999,810
37,823	*	Beacon Roofing Supply, Inc	1,223,196
36,696		Belden CDT, Inc	1,313,717
39,474	*	Blount International, Inc	522,241
17,414	*,e	Bluelinx Holdings, Inc	36,744
38,788		Brady Corp (Class A)	1,193,119
39,345	e	Briggs & Stratton Corp	777,064
33,028	*	Builders FirstSource, Inc	181,984
10,520	*	CAI International, Inc	233,123
240,082	*,e	Capstone Turbine Corp	240,082
6,928		Cascade Corp	450,251
19,554		Ceradyne, Inc	683,608
24,161	*	Chart Industries, Inc	1,710,357
14,025		CIRCOR International, Inc	483,722
40,445		Clarcor, Inc	1,829,732
5,839	e	Coleman Cable, Inc	55,412
16,177	*	Columbus McKinnon Corp	242,170
30,042		Comfort Systems USA, Inc	327,458
19,002	*	Commercial Vehicle Group, Inc	144,225
4,131	*	CPI Aerostructures, Inc	45,482
12,813		Cubic Corp	625,274
37,808		Curtiss-Wright Corp	1,167,133
29,084	*,e	DigitalGlobe, Inc	754,439
16,097		Douglas Dynamics, Inc	244,513
7,089	*	DXP Enterprises, Inc	348,991
27,208	*	Dycom Industries, Inc	387,442
11,183		Dynamic Materials Corp	150,076
4,519		Eastern Co	72,304
10,890	*	Edgen Group, Inc	82,873
53,782		EMCOR Group, Inc	1,729,629
14,055		Encore Wire Corp	433,737
31,416	*,e	Energy Recovery, Inc	93,306

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

38,786	*	EnerSys	$1,337,341
5,725	*,e	Enphase Energy, Inc	21,011
16,630	*	EnPro Industries, Inc	607,993
21,524		ESCO Technologies, Inc	805,859
24,512	*	Esterline Technologies Corp	1,416,548
50,046	*	Federal Signal Corp	288,765
40,370	*	Flow International Corp	134,028
18,829		Franklin Electric Co, Inc	1,090,952
9,711		Freightcar America, Inc	186,937
115,908	*,e	FuelCell Energy, Inc	107,852
30,780	*	Furmanite Corp	155,439
48,365	*	GenCorp, Inc	426,579
19,157		Generac Holdings, Inc	651,338
11,541	*	GeoEye, Inc	362,041
24,525	*	Gibraltar Industries, Inc	305,582
13,814		Global Power Equipment Group, Inc	233,457
12,219		Gorman-Rupp Co	329,913
8,062		Graham Corp	144,874
31,206		Granite Construction, Inc	942,733
47,527		Great Lakes Dredge & Dock Corp	377,840
18,703	*,e	Greenbrier Cos, Inc	325,619
34,011		Griffon Corp	345,212
23,155		H&E Equipment Services, Inc	352,419
8,479		Hardinge, Inc	88,012
41,761		Heico Corp	1,613,227
79,574	*	Hexcel Corp	2,033,911
13,585		Houston Wire & Cable Co	150,386
4,707	*	Hurco Cos, Inc	108,167
4,556	*	Hyster-Yale Materials Handling, Inc	187,160
4,133	*,m	Hyster-Yale Materials Handling, Inc (Class B)	169,081
42,284	*	II-VI, Inc	698,109
14,206		Insteel Industries, Inc	164,790
23,298		John Bean Technologies Corp	359,255
9,051	*	Kadant, Inc	219,849
21,237		Kaman Corp	790,016
25,875		Kaydon Corp	578,565
15,003	*,e	KEYW Holding Corp	182,136
32,831	*,e	Kratos Defense & Security Solutions, Inc	180,899
15,980	*	Layne Christensen Co	356,194
6,895		LB Foster Co (Class A)	227,604
10,137	e	Lindsay Manufacturing Co	774,163
7,548	*	LMI Aerospace, Inc	151,564
13,954		LSI Industries, Inc	94,608
13,929	*	Lydall, Inc	179,823
44,619	*	Mastec, Inc	1,006,605
11,334		Met-Pro Corp	102,913
7,358	*	Michael Baker Corp	166,364
15,054	*	Middleby Corp	1,880,997
9,798		Miller Industries, Inc	150,399
36,373	*	Moog, Inc (Class A)	1,346,165
15,885		Mueller Industries, Inc	695,763
126,460		Mueller Water Products, Inc (Class A)	658,857

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,510	*	MYR Group, Inc	$349,682
3,882	e	National Presto Industries, Inc	288,627
15,518	*	NCI Building Systems, Inc	173,957
14,587	*	NN, Inc	120,780
5,927	*	Nortek, Inc	352,716
8,080	*	Northwest Pipe Co	185,678
1,883	*,e	Omega Flex, Inc	23,538
47,535	*	Orbital Sciences Corp	636,969
22,994	*	Orion Marine Group, Inc	153,830
3,948	*	Patrick Industries, Inc	69,761
28,811	*	Perini Corp	292,144
14,139	*	Pgt, Inc	61,080
12,403	*	Pike Electric Corp	112,991
17,823	*	PMFG, Inc	115,850
7,218	*	Powell Industries, Inc	287,132
1,818		Preformed Line Products Co	97,936
24,054		Primoris Services Corp	336,034
3,987	*,e	Proto Labs, Inc	138,349
29,724		Quanex Building Products Corp	587,643
29,125		Raven Industries, Inc	794,821
17,827	*	RBC Bearings, Inc	885,289
20,967	*,e	Rexnord Corp	379,922
30,804		Robbins & Myers, Inc	1,826,061
26,742	*	Rush Enterprises, Inc (Class A)	508,098
8,606		Sauer-Danfoss, Inc	344,756
246	*	Seaboard Corp	561,207
9,452		SeaCube Container Leasing Ltd	175,051
1,802		SIFCO Industries, Inc	30,184
32,249		Simpson Manufacturing Co, Inc	982,305
10,161		Standex International Corp	469,845
12,059	*	Sterling Construction Co, Inc	107,325
16,596		Sun Hydraulics Corp	442,117
7,695		Sypris Solutions, Inc	48,478
23,677		TAL International Group, Inc	808,333
42,446	*	Taser International, Inc	331,503
29,188	*	Teledyne Technologies, Inc	1,868,908
15,097		Tennant Co	564,930
11,083	e	Textainer Group Holdings Ltd	334,707
11,911	*	Thermon Group Holdings	295,869
38,229	e	Titan International, Inc	802,044
13,653	*,e	Titan Machinery, Inc	322,893
12,133	*	Trex Co, Inc	423,927
25,889	*	Trimas Corp	649,296
6,473	e	Twin Disc, Inc	98,131
15,848		Universal Forest Products, Inc	610,148
57,513	*,e	USG Corp	1,536,172
14,325	*	Vicor Corp	91,394
49,748	*	Wabash National Corp	313,910
23,856		Watsco, Inc	1,630,558
22,717		Watts Water Technologies, Inc (Class A)	913,905
3,722	*	Willis Lease Finance Corp	52,927
55,599		Woodward Governor Co	1,862,567

		TOTAL CAPITAL GOODS	84,976,798

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
43,433		ABM Industries, Inc	$825,227
39,056	*	Acacia Research (Acacia Technologies)	1,014,284
89,143	*	ACCO Brands Corp	645,395
14,868		Acorn Energy, Inc	126,527
18,267		Administaff, Inc	476,951
27,262	*	Advisory Board Co	1,294,945
14,723		American Ecology Corp	349,377
32,042	*	American Reprographics Co	122,721
11,539	*	Asset Acceptance Capital Corp	73,619
8,052		Asta Funding, Inc	75,528
7,017	*	AT Cross Co	66,451
5,720		Barrett Business Services, Inc	170,628
38,140		Brink’s Co	1,003,463
21,976	*	Casella Waste Systems, Inc (Class A)	100,650
30,858	*	CBIZ, Inc	170,336
11,130		CDI Corp	191,325
5,215	e	Ceco Environmental Corp	46,153
50,859	*,e	Cenveo, Inc	102,227
780		Compx International, Inc	10,943
5,927	*	Consolidated Graphics, Inc	174,906
95,748	*,e	Coolbrands International, Inc	141,707
27,007	*	Corporate Executive Board Co	1,214,235
7,506		Courier Corp	90,447
9,195	*	CRA International, Inc	153,924
41,195		Deluxe Corp	1,298,054
26,276	*	Dolan Media Co	121,658
17,628	*	Encore Capital Group, Inc	511,212
65,752	*	EnergySolutions, Inc	188,051
19,906	*	EnerNOC, Inc	245,242
21,033		Ennis, Inc	321,805
11,010	*	Exponent, Inc	605,330
11,717	*	Franklin Covey Co	140,838
32,578	*	FTI Consulting, Inc	845,725
15,131		G & K Services, Inc (Class A)	487,975
49,410		Geo Group, Inc	1,369,645
11,913	*	GP Strategies Corp	229,325
54,043		Healthcare Services Group	1,291,628
15,244		Heidrick & Struggles International, Inc	180,489
6,745	*,e	Heritage-Crystal Clean, Inc	119,386
46,890		Herman Miller, Inc	909,197
18,892	*	Hill International, Inc	64,044
36,648		HNI Corp	1,008,553
24,247	*	Hudson Highland Group, Inc	97,958
18,423	*	Huron Consulting Group, Inc	531,504
16,011	*	ICF International, Inc	293,802
113,597	*	ICO Global Communications Holdings Ltd	135,180
25,583	*,e	Innerworkings, Inc	368,907
47,104		Interface, Inc	674,058
8,923	e	Intersections, Inc	82,895

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

21,573		Kelly Services, Inc (Class A)	$286,705
23,430	*	Kforce, Inc	261,244
26,252		Kimball International, Inc (Class B)	313,449
38,635		Knoll, Inc	555,958
38,587	*	Korn/Ferry International	516,680
19,894		McGrath RentCorp	522,416
38,275	*	Metalico, Inc	81,526
22,245		Mine Safety Appliances Co	858,657
12,611	*	Mistras Group, Inc	278,577
30,740	*	Mobile Mini, Inc	535,491
10,842		Multi-Color Corp	246,330
41,330	*	Navigant Consulting, Inc	429,419
4,875		NL Industries, Inc	49,579
60,309	*,e	Odyssey Marine Exploration, Inc	174,293
34,676	*	On Assignment, Inc	661,618
6,617	*	Performant Financial Corp	65,310
13,763	*	Portfolio Recovery Associates, Inc	1,440,298
20,345	e	Quad	372,924
34,170		Resources Connection, Inc	421,658
17,506	*	RPX Corp	184,338
9,078		Schawk, Inc (Class A)	112,022
12,576	*	Standard Parking Corp	287,362
61,568		Steelcase, Inc (Class A)	616,296
31,318	*	SYKES Enterprises, Inc	426,551
16,026	*	Team, Inc	525,332
50,772	*	Tetra Tech, Inc	1,317,026
11,353	*	TMS International Corp	118,979
12,898	*	TRC Cos, Inc	92,995
32,552	*	TrueBlue, Inc	424,804
11,664		Unifirst Corp	811,464
32,711		United Stationers, Inc	949,273
16,314		Viad Corp	346,020
2,996		VSE Corp	70,855
4,739	*	WageWorks, Inc	91,889

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	35,211,768

CONSUMER DURABLES & APPAREL - 3.2%
28,501	e	American Greetings Corp (Class A)	489,362
10,218	*	Arctic Cat, Inc	370,607
9,929		Bassett Furniture Industries, Inc	113,886
20,677	*,e	Beazer Homes USA, Inc	340,964
8,585	e	Blyth, Inc	196,081
72,472		Brunswick Corp	1,709,614
52,091		Callaway Golf Co	284,417
5,537	*	Cavco Industries, Inc	267,659
5,927		Cherokee, Inc	85,408
17,393	*	Clarus Corp	165,234
9,887	e	Columbia Sportswear Co	557,627
72,812	*	CROCS, Inc	917,431
8,114		CSS Industries, Inc	163,091
8,023		Culp, Inc	101,411
4,974	*	Delta Apparel, Inc	75,306

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

19,639		Ethan Allen Interiors, Inc	$577,583
88,614	*,e	Fifth & Pacific Cos, Inc	972,982
3,289		Flexsteel Industries, Inc	66,208
13,369	*	G-III Apparel Group Ltd	494,118
25,487	*	Helen of Troy Ltd	770,217
7,865	e	Hooker Furniture Corp	107,279
79,852	*,e	Hovnanian Enterprises, Inc (Class A)	343,364
57,038	*	Iconix Brand Group, Inc	1,055,773
22,135	*	iRobot Corp	397,766
19,241	e	Jakks Pacific, Inc	248,401
4,107	*	Johnson Outdoors, Inc	80,128
66,636		Jones Apparel Group, Inc	786,971
62,793	e	KB Home	1,003,432
19,084	*,e	K-Swiss, Inc (Class A)	43,512
41,861	*	La-Z-Boy, Inc	678,985
41,537	*	Leapfrog Enterprises, Inc	367,187
17,351	*	Libbey, Inc	311,450
7,050		Lifetime Brands, Inc	78,255
17,352	*	M/I Homes, Inc	386,082
19,011	*	Maidenform Brands, Inc	355,696
6,663		Marine Products Corp	39,512
30,790		MDC Holdings, Inc	1,177,410
24,589	*	Meritage Homes Corp	909,301
14,261		Movado Group, Inc	451,931
4,146		Nacco Industries, Inc (Class A)	209,953
11,366		Oxford Industries, Inc	630,586
8,772	*	Perry Ellis International, Inc	181,054
38,196		Pool Corp	1,608,816
101,927	*	Quiksilver, Inc	326,166
5,902		RG Barry Corp	89,946
36,201		Ryland Group, Inc	1,226,128
37,157	*,e	Sealy Corp	82,860
30,858	*	Skechers U.S.A., Inc (Class A)	512,243
11,804	*,e	Skullcandy, Inc	142,946
52,047	*	Smith & Wesson Holding Corp	499,651
94,252	*,e	Standard-Pacific Corp	650,339
5,579	*	Steinway Musical Instruments, Inc	134,677
31,658	*	Steven Madden Ltd	1,358,761
15,453	e	Sturm Ruger & Co, Inc	729,845
20,848		True Religion Apparel, Inc	534,751
17,597	*,e	Tumi Holdings, Inc	394,173
11,594	*	Unifi, Inc	162,664
12,117	*	Universal Electronics, Inc	207,928
16,495	*,e	Vera Bradley, Inc	491,716
32,658	*	Warnaco Group, Inc	2,305,001
5,302		Weyco Group, Inc	124,491
38,669		Wolverine World Wide, Inc	1,619,071
21,138	*,e	Zagg, Inc	151,771

		TOTAL CONSUMER DURABLES & APPAREL	31,917,178

CONSUMER SERVICES - 4.2%
19,578	*	AFC Enterprises	495,715

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,512	*,e	American Public Education, Inc	$528,672
26,534		Ameristar Casinos, Inc	484,246
11,409	*	Ascent Media Corp (Series A)	678,265
19,799	*	BJ’s Restaurants, Inc	654,357
14,953	*	Bloomin’ Brands, Inc	204,408
10,383	*,e	Bluegreen Corp	61,571
23,428		Bob Evans Farms, Inc	891,904
45,488	*,e	Boyd Gaming Corp	280,661
15,843	*	Bravo Brio Restaurant Group, Inc	209,128
13,053	*,e	Bridgepoint Education, Inc	130,530
14,481	*	Buffalo Wild Wings, Inc	1,099,832
26,817	*,e	Caesars Entertainment Corp	155,270
10,873	*	Capella Education Co	339,455
43,698	*	Career Education Corp	148,573
17,097	*	Caribou Coffee Co, Inc	204,651
13,272		Carriage Services, Inc	141,081
12,223	*	Carrols Restaurant Group, Inc	78,472
15,505		CBRL Group, Inc	986,893
14,752		CEC Entertainment, Inc	457,312
43,559		Cheesecake Factory	1,440,061
10,456		Churchill Downs, Inc	683,090
4,880	*	Chuy’s Holdings, Inc	119,218
25,249	*,e	Coinstar, Inc	1,185,188
3,910	e	Collectors Universe	46,920
67,849	*,e	Corinthian Colleges, Inc	185,228
4,263	*	Del Frisco’s Restaurant Group, Inc	63,092
77,269	*	Denny’s Corp	355,437
12,277	*	DineEquity, Inc	769,768
46,179		Domino’s Pizza, Inc	1,875,791
25,882	*,e	Education Management Corp	82,305
4,858		Einstein Noah Restaurant Group, Inc	74,959
13,314	*	Fiesta Restaurant Group, Inc	176,011
3,409		Frisch’s Restaurants, Inc	60,953
32,231	*	Grand Canyon Education, Inc	701,347
44,435		Hillenbrand, Inc	909,584
4,826	*	Ignite Restaurant Group, Inc	55,306
22,308		International Speedway Corp (Class A)	568,854
31,178		Interval Leisure Group, Inc	594,253
16,102	*	Isle of Capri Casinos, Inc	97,900
35,647	*	Jack in the Box, Inc	927,178
51,860	*	Jamba, Inc	113,573
21,588	*,e	K12, Inc	441,906
48,191	*	Krispy Kreme Doughnuts, Inc	358,059
34,223	*,e	Life Time Fitness, Inc	1,536,270
18,876		Lincoln Educational Services Corp	70,030
15,781	*	Luby’s, Inc	100,841
8,875		Mac-Gray Corp	115,375
16,109		Marcus Corp	175,588
21,454	*	Marriott Vacations Worldwide Corp	844,000
22,657		Matthews International Corp (Class A)	651,842
6,073	*	Monarch Casino & Resort, Inc	55,386
15,686	*	Morgans Hotel Group Co	101,175

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,495	*	MTR Gaming Group, Inc	$57,568
22,052	*	Multimedia Games, Inc	350,627
1,951	*	Nathan’s Famous, Inc	54,062
5,435		National American University Holdings, Inc	22,284
78,029	*	Orient-Express Hotels Ltd (Class A)	915,280
14,432	*	Papa John’s International, Inc	769,514
50,700	*	Pinnacle Entertainment, Inc	646,932
18,511	*,e	Premier Exhibitions, Inc	50,720
10,725	*	Red Lion Hotels Corp	70,678
11,843	*	Red Robin Gourmet Burgers, Inc	395,556
45,668		Regis Corp	760,829
51,522	*	Ruby Tuesday, Inc	371,989
28,822	*	Ruth’s Chris Steak House, Inc	191,666
23,407	*	Ryman Hospitality Properties	913,107
45,771	*	Scientific Games Corp (Class A)	376,695
44,250	*	SHFL Entertainment, Inc	625,253
31,923		Six Flags Entertainment Corp	1,823,123
48,844	*	Sonic Corp	486,975
53,958		Sotheby’s (Class A)	1,679,713
9,660		Speedway Motorsports, Inc	157,458
975	*	Steak N Shake Co	344,770
12,270	*	Steiner Leisure Ltd	538,898
60,054	e	Stewart Enterprises, Inc (Class A)	466,620
9,595	e	Strayer Education, Inc	551,329
50,404		Texas Roadhouse, Inc (Class A)	820,577
18,629	*	Town Sports International Holdings, Inc	234,725
17,264		Universal Technical Institute, Inc	221,324
28,715		Vail Resorts, Inc	1,630,438
44,379	*	WMS Industries, Inc	729,147

		TOTAL CONSUMER SERVICES	40,025,341

DIVERSIFIED FINANCIALS - 3.6%
163,406		Apollo Investment Corp	1,299,078
8,925		Arlington Asset Investment Corp	198,581
24,824		Artio Global Investors, Inc	59,081
79,429		BGC Partners, Inc (Class A)	371,728
59,184		BlackRock Kelso Capital Corp	592,432
15,836		Calamos Asset Management, Inc (Class A)	171,029
1,240		California First National Bancorp	22,655
2,433		Capital Southwest Corp	262,156
23,763		Cash America International, Inc	928,896
14,955	e	Cohen & Steers, Inc	418,590
71,479	*	Cowen Group, Inc	181,557
6,322	*	Credit Acceptance Corp	516,191
5,709	*	Deerfield Capital Corp	38,536
2,034		Diamond Hill Investment Group, Inc	156,577
35,425	*	Dollar Financial Corp	596,911
25,148		Duff & Phelps Corp	312,590
12,806		Epoch Holding Corp	280,707
23,148		Evercore Partners, Inc (Class A)	645,829
38,585	*	Ezcorp, Inc (Class A)	758,581
31,649	*	FBR & Co	94,314
9,574	e	Fidus Investment Corp	160,843

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

73,360	e	Fifth Street Finance Corp	$800,358
37,242	*,e	Financial Engines, Inc	894,180
23,018	*	First Cash Financial Services, Inc	1,027,984
39,949	*,e	First Marblehead Corp	37,552
7,904	*	Firsthand Technology Value Fund, Inc	141,798
19,094	e	FXCM, Inc	171,846
10,758		Gain Capital Holdings, Inc	49,487
5,272		GAMCO Investors, Inc (Class A)	258,328
50,704		GFI Group, Inc	160,225
17,896		Gladstone Capital Corp	159,274
19,112		Gladstone Investment Corp	141,429
11,718	e	Golub Capital BDC, Inc	183,152
19,730	*,e	Green Dot Corp	201,049
23,584	e	Greenhill & Co, Inc	1,125,428
15,757	*,e	GSV Capital Corp	122,747
23,333	*,e	Harris & Harris Group, Inc	80,032
40,114		Hercules Technology Growth Capital, Inc	433,231
26,290	*	HFF, Inc (Class A)	366,220
6,515	e	Horizon Technology Finance Corp	106,260
11,377	*	International Assets Holding Corp	210,816
29,910	*	Internet Capital Group, Inc	313,457
31,595	*	Investment Technology Group, Inc	266,662
35,415	e	iShares Russell 2000 Index Fund	2,877,115
13,903		JMP Group, Inc	77,023
28,049	e	KBW, Inc	455,796
17,917	e	KCAP Financial, Inc	162,507
132,917	*	Knight Capital Group, Inc (Class A)	349,572
88,014	*,e	Ladenburg Thalmann Financial Services, Inc	114,418
22,683	e	Main Street Capital Corp	681,170
11,523		Manning & Napier, Inc	149,914
29,370		MarketAxess Holdings, Inc	917,519
6,903		Marlin Business Services Corp	155,939
61,746		MCG Capital Corp	287,736
14,638		Medallion Financial Corp	183,121
18,847		Medley Capital Corp	271,397
6,204		MicroFinancial, Inc	48,887
19,346		MVC Capital, Inc	239,117
19,226		Nelnet, Inc (Class A)	469,307
25,230	*,e	Netspend Holdings, Inc	270,213
10,719		New Mountain Finance Corp	160,678
19,708	*	NewStar Financial, Inc	246,350
16,185		NGP Capital Resources Co	118,636
7,115	e	Nicholas Financial, Inc	92,566
8,966		Oppenheimer Holdings, Inc	145,966
45,393		PennantPark Investment Corp	499,323
45,675	*,e	PHH Corp	950,497
18,837	*	Pico Holdings, Inc	417,051
11,894	*	Piper Jaffray Cos	319,354
118,027	e	Prospect Capital Corp	1,397,440
6,826		Pzena Investment Management, Inc (Class A)	38,499
4,664	*,e	Regional Management Corp	81,527

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

8,800		Resource America, Inc (Class A)	$59,488
16,724	*	Safeguard Scientifics, Inc	265,075
31,114		Solar Capital Ltd	709,399
7,792		Solar Senior Capital Ltd	136,827
43,338	*	Stifel Financial Corp	1,373,815
25,435	*	SWS Group, Inc	144,725
4,215		TCP Capital Corp	64,616
12,138		THL Credit, Inc	173,209
33,279		TICC Capital Corp	345,436
22,053	e	Triangle Capital Corp	574,040
4,863	*	Virtus Investment Partners, Inc	466,848
28,608		Walter Investment Management Corp	1,382,625
5,360		Westwood Holdings Group, Inc	208,075
47,114	*	WisdomTree Investments, Inc	302,001
8,132	*,e	World Acceptance Corp	542,892

		TOTAL DIVERSIFIED FINANCIALS	34,246,086

ENERGY - 5.9%
68,575	*,e	Abraxas Petroleum Corp	141,950
2,191		Adams Resources & Energy, Inc	66,650
8,296		Alon USA Energy, Inc	108,926
27,102	*,e	Amyris Biotechnologies, Inc	69,652
6,631	e	APCO Argentina, Inc	84,280
26,882	*,e	Approach Resources, Inc	662,104
167,837	e	Arch Coal, Inc	1,335,983
22,451	*,e	Basic Energy Services, Inc	233,266
41,994		Berry Petroleum Co (Class A)	1,617,189
39,607	*	Bill Barrett Corp	907,396
6,235		Bolt Technology Corp	89,784
8,140	*	Bonanza Creek Energy, Inc	201,628
84,714	*,e	BPZ Energy, Inc	243,976
28,631		Bristow Group, Inc	1,429,260
36,365	*,e	C&J Energy Services, Inc	704,754
83,647	*,e	Cal Dive International, Inc	105,395
31,897	*	Callon Petroleum Co	182,451
32,086	*	Carrizo Oil & Gas, Inc	860,547
4,010	*,e	Ceres, Inc	21,133
4,758	*	Clayton Williams Energy, Inc	201,501
53,404	*,e	Clean Energy Fuels Corp	611,476
49,272	*	Cloud Peak Energy, Inc	1,039,639
39,258	*	Comstock Resources, Inc	672,097
10,318	*	Contango Oil & Gas Co	507,233
15,661	*	Crimson Exploration, Inc	56,693
32,795		Crosstex Energy, Inc	448,636
1,963	*	CVR Energy, Inc	72,140
61,937	*	CVR Energy, Inc (Contingent value right)	418,075
6,856	*	Dawson Geophysical Co	163,790
12,401		Delek US Holdings, Inc	319,326
31,501	*	Dril-Quip, Inc	2,181,759
8,526	*	Emerald Oil, Inc	46,043
37,869	*,e	Endeavour International Corp	274,929
61,691		Energy XXI Bermuda Ltd	2,041,972

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

22,450	*	EPL Oil & Gas, Inc	$485,818
13,197	*	Evolution Petroleum Corp	108,215
51,405	*	Exterran Holdings, Inc	1,027,072
10,638	*	Forbes Energy Services Ltd	30,425
96,151	*	Forest Oil Corp	728,825
18,119	*,e	Forum Energy Technologies, Inc	404,235
38,013	*,e	Frontline Ltd	120,501
42,623	*	FX Energy, Inc	205,869
18,971	*	GasLog Ltd	218,925
48,224	*	Gastar Exploration Ltd	54,011
10,263	*	Geospace Technologies Corp	664,324
28,061	*,e	Gevo, Inc	56,683
15,705	*	Global Geophysical Services, Inc	72,557
21,693	*,e	Goodrich Petroleum Corp	267,475
21,041	*,e	Green Plains Renewable Energy, Inc	162,647
11,555		Gulf Island Fabrication, Inc	274,200
21,670	*	Gulfmark Offshore, Inc	700,374
44,216	*	Gulfport Energy Corp	1,467,087
91,744	*	Halcon Resources Corp	593,584
4,736		Hallador Petroleum Co	46,413
30,337	*,e	Harvest Natural Resources, Inc	264,842
103,045	*,e	Heckmann Corp	360,658
85,459	*	Helix Energy Solutions Group, Inc	1,477,586
128,374	*	Hercules Offshore, Inc	611,060
28,179	*	Hornbeck Offshore Services, Inc	976,121
106,668	*	ION Geophysical Corp	689,075
802	*	Isramco, Inc	80,781
119,362	*	Key Energy Services, Inc	780,627
19,207	*,e	KiOR, Inc (Class A)	126,766
20,947	e	Knightsbridge Tankers Ltd	133,432
208,655	*	Kodiak Oil & Gas Corp	1,927,972
27,175		Lufkin Industries, Inc	1,359,022
117,966	*,e	Magnum Hunter Resources Corp	450,630
9,765	*	Matador Resources Co	86,225
21,036	*	Matrix Service Co	220,668
82,194	*,e	McMoRan Exploration Co	980,574
17,518	*	Midstates Petroleum Co, Inc	108,086
22,616	*,e	Miller Petroleum, Inc	102,224
10,736	*	Mitcham Industries, Inc	145,473
9,878	*	Natural Gas Services Group, Inc	156,665
72,682	*	Newpark Resources, Inc	493,511
43,023	e	Nordic American Tanker Shipping	361,393
51,708	*,e	Northern Oil And Gas, Inc	783,893
64,623	*	Oasis Petroleum, Inc	1,897,978
24,299	*,e	Overseas Shipholding Group, Inc	27,215
5,421		Panhandle Oil and Gas, Inc (Class A)	146,801
94,819	*	Parker Drilling Co	410,566
24,207	*	PDC Energy, Inc	732,746
34,454		Penn Virginia Corp	155,732
45,835	*	Petroquest Energy, Inc	279,593
10,461	*	PHI, Inc	327,325
50,111	*	Pioneer Energy Services Corp	330,733

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

88,808	*,e	Quicksilver Resources, Inc	$343,687
9,215	*	Renewable Energy Group, Inc	45,430
185,233	*	Rentech, Inc	477,901
39,076	*,e	Resolute Energy Corp	346,995
33,030	*	Rex Energy Corp	437,317
5,603	*	Rex Stores Corp	98,669
10,050	*	RigNet, Inc	186,628
42,749	*	Rosetta Resources, Inc	1,968,164
8,430	*,e	Sanchez Energy Corp	152,246
19,903	*,e	Saratoga Resources, Inc	98,719
31,026	*	Scorpio Tankers, Inc	169,092
33,447	*	SemGroup Corp	1,292,392
33,960	e	Ship Finance International Ltd	522,305
26,399	*	Solazyme, Inc	213,832
40,294	*	Stone Energy Corp	950,535
35,088	*	Swift Energy Co	586,320
33,352	*	Synergy Resources Corp	141,746
23,463		Targa Resources Investments, Inc	1,194,971
51,919	e	Teekay Tankers Ltd (Class A)	178,601
24,891	*	Tesco Corp	219,290
62,862	*	Tetra Technologies, Inc	336,312
13,493	*	TGC Industries, Inc	99,308
35,895	*	Triangle Petroleum Corp	229,369
12,946	*	Union Drilling, Inc	84,020
59,338	*,e	Uranerz Energy Corp	98,501
73,326	*,e	Uranium Energy Corp	173,049
46,783	*	Vaalco Energy, Inc	382,217
154,572	*,e	Vantage Drilling Co	284,412
28,327		W&T Offshore, Inc	480,143
57,755	*	Warren Resources, Inc	164,602
46,593	e	Western Refining, Inc	1,158,768
7,212	*,e	Westmoreland Coal Co	74,139
30,065	*	Willbros Group, Inc	153,632
18,163	*,e	ZaZa Energy Corp	26,336

		TOTAL ENERGY	56,166,494

FOOD & STAPLES RETAILING - 1.0%
14,982		Andersons, Inc	588,493
836		Arden Group, Inc (Class A)	82,304
30,057		Casey’s General Stores, Inc	1,549,438
9,265	*	Chefs’ Warehouse Holdings, Inc	143,052
34,372		Harris Teeter Supermarkets, Inc	1,287,231
10,185		Ingles Markets, Inc (Class A)	164,997
9,957		Nash Finch Co	191,473
5,200	*	Natural Grocers by Vitamin C	105,456
18,850	*	Pantry, Inc	250,045
14,203		Pricesmart, Inc	1,178,707
533,432	*	Rite Aid Corp	618,781
18,173	e	Roundy’s, Inc	95,227
17,407		Spartan Stores, Inc	249,965
173,985	e	Supervalu, Inc	541,093
9,081	*	Susser Holdings Corp	326,371

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

39,247	*	United Natural Foods, Inc	$2,089,511
6,764		Village Super Market (Class A)	248,036
8,849		Weis Markets, Inc	364,225

		TOTAL FOOD & STAPLES RETAILING	10,074,405

FOOD, BEVERAGE & TOBACCO - 1.9%
2,563		Alico, Inc	80,453
70,632	*,e	Alliance One International, Inc	214,721
3,633	*	Annie’s, Inc	143,503
42,088		B&G Foods, Inc (Class A)	1,274,004
6,252	*,e	Boston Beer Co, Inc (Class A)	672,590
9,809	e	Calavo Growers, Inc	231,590
11,635		Cal-Maine Foods, Inc	501,818
58,607	*,e	Central European Distribution Corp	151,206
35,885	*	Chiquita Brands International, Inc	258,731
3,744		Coca-Cola Bottling Co Consolidated	257,363
7,522	*	Craft Brewers Alliance, Inc	57,017
94,865	*	Darling International, Inc	1,568,118
17,868	e	Diamond Foods, Inc	330,915
29,957	*,e	Dole Food Co, Inc	377,159
6,796	*	Farmer Bros Co	66,125
30,704		Fresh Del Monte Produce, Inc	772,820
2,046		Griffin Land & Nurseries, Inc (Class A)	53,094
29,625	*	Hain Celestial Group, Inc	1,712,325
9,538	*	Inventure Foods, Inc	56,846
11,890		J&J Snack Foods Corp	680,940
6,593	*	John B. Sanfilippo & Son, Inc	110,894
14,811		Lancaster Colony Corp	1,077,945
35,469		Lance, Inc	898,784
3,394	e	Lifeway Foods, Inc	31,768
5,885	e	Limoneira Co	132,236
8,246	*	National Beverage Corp	122,618
16,080	*	Omega Protein Corp	104,681
45,660	*	Pilgrim’s Pride Corp	257,066
21,572	*	Post Holdings, Inc	680,597
18,536		Sanderson Farms, Inc	839,495
7,532	*	Seneca Foods Corp	215,302
47,473	*	Smart Balance, Inc	564,929
116,642	*,e	Star Scientific, Inc	353,425
13,420	*,e	Synutra International, Inc	56,230
19,091	e	Tootsie Roll Industries, Inc	508,775
28,834	*	TreeHouse Foods, Inc	1,544,061
18,645	e	Universal Corp	924,046
44,922	e	Vector Group Ltd	739,416
8,804	*	Westway Group, Inc	55,553

		TOTAL FOOD, BEVERAGE & TOBACCO	18,679,159

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
17,445	*	Abaxis, Inc	641,627
27,044	*,e	Abiomed, Inc	536,012
18,540	*	Acadia Healthcare Co, Inc	381,368
44,426	*,e	Accretive Health, Inc	523,783

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

57,388	*	Accuray, Inc	$399,420
10,327	*	Air Methods Corp	1,132,149
56,852	*	Align Technology, Inc	1,511,126
6,961	*	Almost Family, Inc	144,302
39,254	*	Alphatec Holdings, Inc	67,517
24,297	*	Amedisys, Inc	268,239
33,119	*	AMN Healthcare Services, Inc	328,540
25,432	*	Amsurg Corp	725,321
9,864		Analogic Corp	726,582
19,810	*	Angiodynamics, Inc	212,561
9,657	*	Anika Therapeutics, Inc	108,255
73,682	*,e	Antares Pharma, Inc	280,728
22,244	*	Arthrocare Corp	669,100
16,602		Assisted Living Concepts, Inc (A Shares)	131,322
28,588	*,e	athenahealth, Inc	1,837,922
11,266	*	AtriCure, Inc	72,328
1,220		Atrion Corp	247,953
19,842	*,e	Bio-Reference Labs, Inc	550,814
35,363	*	BioScrip, Inc	325,693
17,070		Cantel Medical Corp	443,991
22,706	*	Capital Senior Living Corp	365,112
13,922	*,e	Cardiovascular Systems, Inc	162,609
41,369	*	Centene Corp	1,571,195
45,441	*,e	Cerus Corp	141,321
15,143		Chemed Corp	1,018,367
9,805	*	Chindex International, Inc	101,678
8,912		Computer Programs & Systems, Inc	434,995
25,241	*,e	Conceptus, Inc	475,540
22,724		Conmed Corp	628,546
5,130	*	Corvel Corp	218,179
21,302	*	Cross Country Healthcare, Inc	93,729
24,543		CryoLife, Inc	151,921
22,191	*	Cyberonics, Inc	1,026,334
7,787	*	Cynosure, Inc (Class A)	205,110
6,780	*,e	Derma Sciences, Inc	76,546
55,146	*	DexCom, Inc	722,413
24,774	*	Emeritus Corp	556,176
44,618	*	Endologix, Inc	600,558
13,985		Ensign Group, Inc	407,803
18,400	*,e	EnteroMedics, Inc	55,384
15,814	*,e	ePocrates, Inc	154,661
7,210	*	Exactech, Inc	120,407
23,529	*	EXamWorks, Inc	329,877
33,918	*	Five Star Quality Care, Inc	178,409
24,125	*	Gentiva Health Services, Inc	226,775
7,051	*,e	Globus Medical, Inc	120,995
19,036	*	Greatbatch, Inc	418,411
6,326	*,e	Greenway Medical Technologies	104,948
19,457	*	Haemonetics Corp	1,589,637
27,492	*	Hanger Orthopedic Group, Inc	696,922
50,380	*,e	Hansen Medical, Inc	114,363
77,130	*	Healthsouth Corp	1,706,887

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,711	*	HealthStream, Inc	$401,259
26,913	*	Healthways, Inc	261,863
11,423	*,e	HeartWare International, Inc	959,304
68,607	*	HMS Holdings Corp	1,584,136
10,074	*	ICU Medical, Inc	597,690
38,420	*	Insulet Corp	814,888
15,714	*	Integra LifeSciences Holdings Corp	601,060
25,666		Invacare Corp	350,341
13,335	*	IPC The Hospitalist Co, Inc	459,924
42,743	*	Kindred Healthcare, Inc	418,881
7,600		Landauer, Inc	440,420
12,839	*	LHC Group, Inc	224,939
21,986	*	Magellan Health Services, Inc	1,102,598
29,511	*,e	MAKO Surgical Corp	447,092
40,200	*	Masimo Corp	883,194
47,004	*	MedAssets, Inc	833,381
17,881	*	Medidata Solutions, Inc	751,360
3,492	*	Mediware Information Systems	76,614
50,973	*,e	Merge Healthcare, Inc	173,818
33,165		Meridian Bioscience, Inc	655,009
33,794	*	Merit Medical Systems, Inc	487,985
35,694	*	Metropolitan Health Networks, Inc	390,135
24,155	*	Molina Healthcare, Inc	605,566
10,232	*	MWI Veterinary Supply, Inc	1,074,565
8,470		National Healthcare Corp	403,341
1,835		National Research Corp	92,998
23,672	*	Natus Medical, Inc	267,494
18,941	*	Neogen Corp	810,485
78,210	*,e	Neoprobe Corp	218,988
34,847	*	NuVasive, Inc	502,494
39,663	*	NxStage Medical, Inc	444,226
27,025	*	Omnicell, Inc	394,024
43,711	*	OraSure Technologies, Inc	396,022
15,062	*	Orthofix International NV	597,359
50,368		Owens & Minor, Inc	1,433,977
15,551	*	Palomar Medical Technologies, Inc	134,205
7,287	*	PDI, Inc	49,916
23,841	*	PharMerica Corp	291,337
11,058	e	PhotoMedex, Inc	147,182
9,632	*	Providence Service Corp	98,246
40,678	*,e	PSS World Medical, Inc	1,164,204
32,086	e	Quality Systems, Inc	559,901
22,656	*,e	Quidel Corp	397,160
7,699	*	Rochester Medical Corp	80,763
17,901	*,e	Rockwell Medical Technologies, Inc	128,708
45,377	*	RTI Biologics, Inc	184,231
28,414	*	Select Medical Holdings Corp	300,904
14,594	*	Skilled Healthcare Group, Inc (Class A)	113,395
55,022	*	Solta Medical, Inc	162,315
27,581	*	Spectranetics Corp	401,579
29,896	*	Staar Surgical Co	192,530
46,625		STERIS Corp	1,660,316

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

22,179	*	Sun Healthcare Group, Inc	$187,634
46,686	*,e	Sunrise Senior Living, Inc	671,812
11,126	*	SurModics, Inc	200,045
29,531	*	Symmetry Medical, Inc	270,504
22,728	*	Team Health Holdings, Inc	604,792
12,196	*	Tornier BV	208,552
15,590	*	Triple-S Management Corp (Class B)	281,244
64,552	*,e	Unilife Corp	176,872
30,273	*	Universal American Corp	273,668
9,475		US Physical Therapy, Inc	252,982
2,398		Utah Medical Products, Inc	81,580
23,179	*	Vanguard Health Systems, Inc	224,373
14,276	*	Vascular Solutions, Inc	215,139
5,762	*	Vocera Communications, Inc	154,940
42,922	*	Volcano Corp	1,228,428
34,660	*	WellCare Health Plans, Inc	1,649,816
27,295		West Pharmaceutical Services, Inc	1,470,382
31,572	*,e	Wright Medical Group, Inc	641,543
4,580		Young Innovations, Inc	156,407
15,571	*	Zeltiq Aesthetics, Inc	90,623

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	62,308,119

HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
31,051	*	Central Garden and Pet Co (Class A)	349,945
20,002	*	Elizabeth Arden, Inc	943,694
17,152	e	Female Health Co	120,064
32,983	*	Harbinger Group, Inc	288,601
13,146		Inter Parfums, Inc	240,046
11,242	*	Medifast, Inc	286,896
9,921	e	Nature’s Sunshine Products, Inc	170,542
7,040	*	Nutraceutical International Corp	111,654
3,521		Oil-Dri Corp of America	78,871
5,264		Orchids Paper Products Co	101,016
40,528	*	Prestige Brands Holdings, Inc	704,782
8,956	*	Revlon, Inc (Class A)	137,922
10,871	*	Schiff Nutrition International, Inc	367,875
18,344		Spectrum Brands, Inc	834,469
4,717	*,e	USANA Health Sciences, Inc	203,491
12,750		WD-40 Co	610,215

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	5,550,083

INSURANCE - 2.5%
48,485	e	American Equity Investment Life Holding Co	558,062
8,238	*	American Safety Insurance Holdings Ltd	138,893
14,582	*	Amerisafe, Inc	382,778
21,622	e	Amtrust Financial Services, Inc	523,252
20,723		Argo Group International Holdings Ltd	712,871
6,657		Baldwin & Lyons, Inc (Class B)	162,098
31,274	*,e	Citizens, Inc (Class A)	318,682
170,207		Conseco, Inc	1,630,583
21,116		Crawford & Co (Class B)	116,349
6,159		Donegal Group, Inc (Class A)	79,821

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

4,851		Eastern Insurance Holdings, Inc	$81,594
15,792	*	eHealth, Inc	342,686
3,306		EMC Insurance Group, Inc	73,988
25,449		Employers Holdings, Inc	464,444
6,777	*	Enstar Group Ltd	677,700
7,904		FBL Financial Group, Inc (Class A)	269,764
85,822		First American Financial Corp	1,952,451
43,185		Flagstone Reinsurance Holdings Ltd	381,755
4,300	*	Fortegra Financial Corp	38,184
22,588	*	Greenlight Capital Re Ltd (Class A)	577,123
9,242	*	Hallmark Financial Services	70,516
31,983	*	Hilltop Holdings, Inc	434,649
6,860		Homeowners Choice, Inc	152,292
31,921		Horace Mann Educators Corp	613,202
5,931	e	Independence Holding Co	51,837
9,737		Infinity Property & Casualty Corp	556,080
902		Investors Title Co	59,171
2,884		Kansas City Life Insurance Co	104,805
40,291		Maiden Holdings Ltd	340,459
68,921		Max Capital Group Ltd	1,683,740
41,392		Meadowbrook Insurance Group, Inc	232,623
40,422		Montpelier Re Holdings Ltd	924,451
32,777	*	National Financial Partners Corp	601,458
5,379		National Interstate Corp	139,585
1,815		National Western Life Insurance Co (Class A)	254,772
7,988	*	Navigators Group, Inc	424,003
18,273		OneBeacon Insurance Group Ltd (Class A)	246,686
5,174	*	Phoenix Cos, Inc	155,944
27,953		Platinum Underwriters Holdings Ltd	1,241,113
17,413		Presidential Life Corp	243,434
37,977		Primerica, Inc	1,073,230
17,014		RLI Corp	1,160,015
10,189		Safety Insurance Group, Inc	472,260
16,639		SeaBright Insurance Holdings, Inc	182,530
44,024		Selective Insurance Group, Inc	814,004
10,962		State Auto Financial Corp	176,927
14,842	e	Stewart Information Services Corp	346,115
62,321		Symetra Financial Corp	744,736
27,991		Tower Group, Inc	504,398
8,350	*	United America Indemnity Ltd	185,203
16,169		United Fire & Casualty Co	384,337
18,082		Universal Insurance Holdings, Inc	71,424

		TOTAL INSURANCE	24,129,077

MATERIALS - 5.1%
23,730		A. Schulman, Inc	608,912
7,578	*,e	ADA-ES, Inc	147,695
3,470	*	AEP Industries, Inc	221,837
94,416	e	AK Steel Holding Corp	475,857
20,317		AMCOL International Corp	641,611
22,520		American Vanguard Corp	804,640
16,779	*,e	Arabian American Development Co	143,293

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,511		Balchem Corp	$818,888
79,328		Boise, Inc	665,562
16,475		Brush Engineered Materials, Inc	345,151
31,784		Buckeye Technologies, Inc	832,741
45,455	*	Calgon Carbon Corp	563,187
12,265	*,e	Castle (A.M.) & Co	149,020
41,809	*	Century Aluminum Co	298,934
4,671		Chase Corp	86,087
79,657	*	Chemtura	1,268,936
18,859	*	Clearwater Paper Corp	745,685
70,692	*	Coeur d’Alene Mines Corp	2,185,090
8,766		Deltic Timber Corp	594,861
39,141		Eagle Materials, Inc	2,073,299
72,862	*	Ferro Corp	191,627
40,216	*,e	Flotek Industries, Inc	446,800
15,543		FutureFuel Corp	183,252
51,902	*	General Moly, Inc	192,037
27,591		Georgia Gulf Corp	976,446
34,466		Glatfelter	613,840
49,460		Globe Specialty Metals, Inc	743,384
42,316	*,e	Gold Reserve, Inc	137,104
23,172	e	Gold Resource Corp	387,436
27,328	*,e	Golden Minerals Co	119,423
207,192	*,e	Golden Star Resources Ltd	414,384
129,632	*	Graphic Packaging Holding Co	767,421
8,111	*	GSE Holding, Inc	64,564
40,117		H.B. Fuller Co	1,219,557
7,353		Hawkins, Inc	287,502
9,890		Haynes International, Inc	501,225
49,629	*	Headwaters, Inc	356,833
233,554	e	Hecla Mining Co	1,536,785
35,261	*	Horsehead Holding Corp	319,112
17,524		Innophos Holdings, Inc	835,019
18,554	*	Innospec, Inc	600,779
15,523		Kaiser Aluminum Corp	940,383
32,654	*	Kapstone Paper and Packaging Corp	717,408
6,848		KMG Chemicals, Inc	116,964
16,727		Koppers Holdings, Inc	597,154
26,113	*	Kraton Polymers LLC	569,786
20,565	*	Landec Corp	222,513
111,803	*	Louisiana-Pacific Corp	1,765,369
15,172	*	LSB Industries, Inc	610,976
160,221	*	McEwen Mining, Inc	778,674
8,687	*	Metals USA Holdings Corp	126,656
105,632	*	Midway Gold Corp	179,574
13,584		Minerals Technologies, Inc	973,429
26,986		Myers Industries, Inc	400,202
12,761		Neenah Paper, Inc	330,510
24,273		Noranda Aluminium Holding Corp	148,794
64,645		Olin Corp	1,340,737
8,122		Olympic Steel, Inc	146,196
26,212	*	OM Group, Inc	530,269

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

37,227	*	Omnova Solutions, Inc	$291,860
104,126	*,e	Paramount Gold and Silver Corp	276,975
72,268		PolyOne Corp	1,368,033
10,430		Quaker Chemical Corp	552,686
65,472	*,e	Resolute Forest Products	798,758
18,267	*	Revett Minerals, Inc	65,396
23,866	*	RTI International Metals, Inc	543,906
20,446		Schnitzer Steel Industries, Inc (Class A)	582,916
25,187		Schweitzer-Mauduit International, Inc	882,301
40,103		Sensient Technologies Corp	1,458,947
24,760	*	Spartech Corp	211,946
6,761		Stepan Co	647,704
89,892	*,e	Stillwater Mining Co	935,776
56,460	*	SunCoke Energy, Inc	907,312
18,287	*,e	Texas Industries, Inc	788,718
10,434	*	Texas Petrochemicals, Inc	469,321
19,437		Tredegar Corp	329,846
3,989	*	UFP Technologies, Inc	66,217
1,409	*	United States Lime & Minerals, Inc	61,728
5,076	*	Universal Stainless & Alloy	174,614
39,196	*,e	US Antimony Corp	79,960
8,307	*,e	US Silica Holdings Inc	106,330
47,874	*	Vista Gold Corp	159,420
33,256		Wausau Paper Corp	275,027
4,282	*	WHX Corp	63,673
42,541		Worthington Industries, Inc	919,736
17,844		Zep, Inc	255,705
20,919	*,e	Zoltek Cos, Inc	143,295

		TOTAL MATERIALS	48,479,516

MEDIA - 1.1%
21,276		Arbitron, Inc	773,595
3,215	*	Beasley Broadcasting Group, Inc	15,625
75,543		Belo (A.H.) Corp (Class A)	565,062
14,455	*	Carmike Cinemas, Inc	196,877
27,925	*,e	Central European Media Enterprises Ltd (Class A) Nasdaq	149,678
19,477	*,e	Crown Media Holdings, Inc (Class A)	33,890
49,641	*,e	Cumulus Media, Inc (Class A)	122,117
675	*	Daily Journal Corp	63,801
3,641	*	Dial Global, Inc	8,884
20,781	*,e	Digital Generation, Inc	193,263
20,596	*,e	Entercom Communications Corp (Class A)	134,080
35,077		Entravision Communications Corp (Class A)	47,354
23,063	*	EW Scripps Co (Class A)	244,698
7,235		Fisher Communications, Inc	182,611
13,688	*	Global Sources Ltd	78,295
36,135		Harte-Hanks, Inc	201,272
36,509	*	Journal Communications, Inc (Class A)	204,815
24,229	*	Lin TV Corp (Class A)	135,925
67,349	*,e	Lions Gate Entertainment Corp	1,123,381
113,229	*	Live Nation, Inc	1,036,045
27,725		Martha Stewart Living Omnimedia, Inc (Class A)	80,125

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

47,823	*,e	McClatchy Co (Class A)	$136,296
20,563	e	MDC Partners, Inc	232,568
29,343	e	Meredith Corp	982,110
45,065		National CineMedia, Inc	696,705
109,410	*	New York Times Co (Class A)	894,974
9,311	*	Nexstar Broadcasting Group, Inc (Class A)	101,211
9,552		Outdoor Channel Holdings, Inc	69,348
7,305	*	ReachLocal, Inc	90,144
12,208	*	Reading International, Inc	73,858
6,832	*	Rentrak Corp	116,076
2,631	*	Saga Communications, Inc	111,607
7,356		Salem Communications	43,842
20,880		Scholastic Corp	688,831
40,653		Sinclair Broadcast Group, Inc (Class A)	512,228
31,565	*,e	Valassis Communications, Inc	821,321
883	e	Value Line, Inc	8,795
22,381	e	World Wrestling Entertainment, Inc (Class A)	181,062

		TOTAL MEDIA	11,352,369

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.7%
48,212	*,e	Achillion Pharmaceuticals, Inc	455,121
32,329	*	Acorda Therapeutics, Inc	774,280
5,638	*	Acura Pharmaceuticals, Inc	8,513
20,102	*,e	Aegerion Pharmaceuticals, Inc	451,893
29,304	*	Affymax, Inc	667,838
57,482	*,e	Affymetrix, Inc	182,218
16,664	*,e	Agenus, Inc	74,488
44,129	*	Akorn, Inc	529,989
98,588	*	Alkermes plc	1,826,836
37,305	*,e	Alnylam Pharmaceuticals, Inc	603,222
17,160	*	AMAG Pharmaceuticals, Inc	265,637
25,712	*,e	Amicus Therapeutics, Inc	130,360
22,824	*,e	Ampio Pharmaceuticals, Inc	91,296
9,424	*	Anacor Pharmaceuticals, Inc	54,188
175,101	*,e	Arena Pharmaceuticals, Inc	1,385,049
50,825	*	Arqule, Inc	127,571
71,945	*	Array Biopharma, Inc	297,852
74,684	*	Astex Pharmaceuticals	177,748
39,022	*	Auxilium Pharmaceuticals, Inc	799,171
109,301	*,e	AVANIR Pharmaceuticals, Inc	312,601
31,334	*,e	AVEO Pharmaceuticals, Inc	239,078
7,778	*	BG Medicine, Inc	17,889
40,438	*,e	BioCryst Pharmaceuticals, Inc	117,675
19,516	*,e	BioDelivery Sciences International, Inc	99,727
3,197	*	Biospecifics Technologies Corp	51,152
27,460	*,e	Biotime, Inc	104,623
49,225	*,e	Cadence Pharmaceuticals, Inc	174,256
23,989	*	Cambrex Corp	289,787
47,675	*,e	Celldex Therapeutics, Inc	262,689
2,950	*	Cempra, Inc	19,794
52,931	*	Cepheid, Inc	1,604,339
3,610	*,e	ChemoCentryx, Inc	40,757

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

10,986	*,e	Clovis Oncology, Inc	$236,968
21,974	*,e	Codexis, Inc	57,132
31,926	*,e	Corcept Therapeutics, Inc	79,815
8,860	*	Cornerstone Therapeutics, Inc	43,325
14,248	*,e	Coronado Biosciences, Inc	75,514
50,724	*	Cubist Pharmaceuticals, Inc	2,176,059
8,650	*,e	Cumberland Pharmaceuticals, Inc	50,776
63,531	*,e	Curis, Inc	242,053
44,024	*,e	Cytori Therapeutics, Inc	162,449
122,416	*,e	Dendreon Corp	465,181
44,810	*	Depomed, Inc	253,177
38,942	*,e	Discovery Laboratories, Inc	93,850
1,575	*,e	Durata Therapeutics, Inc	12,537
17,849	*	Dusa Pharmaceuticals, Inc	122,444
79,615	*	Dyax Corp	238,845
139,731	*,e	Dynavax Technologies Corp	578,486
20,897	*	Emergent Biosolutions, Inc	277,721
23,863	*	Endocyte, Inc	228,369
33,941	*	Enzon Pharmaceuticals, Inc	222,992
51,282	*	Exact Sciences Corp	485,128
142,915	*,e	Exelixis, Inc	678,846
19,545	*	Fluidigm Corp	294,934
6,038	*	Furiex Pharmaceuticals Inc	115,748
12,555	*	Genomic Health, Inc	392,344
117,929	*,e	Geron Corp	156,846
6,674	*	Golf Trust Of America, Inc	52,591
21,487	*	GTx, Inc	86,163
71,502	*	Halozyme Therapeutics, Inc	378,246
16,748	*	Harvard Bioscience, Inc	67,327
8,630	*	Hi-Tech Pharmacal Co, Inc	270,551
28,539	*	Horizon Pharma, Inc	73,631
1,300	*,e	Hyperion Therapeutics, Inc	14,417
72,236	*,e	Idenix Pharmaceuticals, Inc	257,160
39,593	*	ImmunoCellular Therapeutics Ltd	70,871
67,215	*,e	Immunogen, Inc	744,742
52,953	*,e	Immunomedics, Inc	175,274
53,975	*	Impax Laboratories, Inc	1,146,969
19,525	*,e	Infinity Pharmaceuticals, Inc	437,165
52,953	*,e	InterMune, Inc	420,976
60,501	*	Ironwood Pharmaceuticals, Inc	703,627
80,856	*,e	Isis Pharmaceuticals, Inc	699,404
32,703	*	Jazz Pharmaceuticals plc	1,757,132
57,569	*,e	Keryx Biopharmaceuticals, Inc	143,347
11,828	*	Lannett Co, Inc	52,161
159,010	*,e	Lexicon Pharmaceuticals, Inc	329,151
14,910	*	Ligand Pharmaceuticals, Inc (Class B)	229,912
33,556	*	Luminex Corp	539,580
82,183	*,e	MannKind Corp	155,326
22,181	*	MAP Pharmaceuticals, Inc	342,031
28,686		Maxygen, Inc	69,994
44,432	*	Medicines Co	973,949
45,814		Medicis Pharmaceutical Corp (Class A)	1,988,786

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,087	*,e	Merrimack Pharmaceuticals, Inc	$68,518
37,704	*	Momenta Pharmaceuticals, Inc	478,087
89,546	*,e	Nektar Therapeutics	805,914
53,323	*	Neurocrine Biosciences, Inc	390,858
10,658	*,e	NewLink Genetics Corp	146,974
11,374	*,e	Novacea, Inc	57,894
96,797	*,e	Novavax, Inc	203,274
69,575	*	NPS Pharmaceuticals, Inc	642,873
15,150	*	Obagi Medical Products, Inc	186,799
20,759	*,e	Omeros Corp	195,135
10,379	*,e	OncoGenex Pharmaceutical, Inc	128,700
45,994	*,e	Oncothyreon, Inc	233,650
86,536	*,e	Opko Health, Inc	370,374
37,940	*,e	Optimer Pharmaceuticals, Inc	361,948
48,213	*,e	Orexigen Therapeutics, Inc	256,975
13,137	*,e	Osiris Therapeutics, Inc	137,939
28,816	*,e	Pacific Biosciences of California, Inc	37,461
14,918	*,e	Pacira Pharmaceuticals, Inc	236,898
33,915	*	Pain Therapeutics, Inc	158,383
48,216	*	Parexel International Corp	1,479,749
113,299	e	PDL BioPharma, Inc	844,078
43,264	*	Pharmacyclics, Inc	2,642,132
22,511	*	Pozen, Inc	134,841
28,274	*	Progenics Pharmaceuticals, Inc	80,581
43,362	*,e	Questcor Pharmaceuticals, Inc	1,104,864
39,909	*,e	Raptor Pharmaceutical Corp	185,577
25,793	*	Repligen Corp	131,544
12,257	*,e	Repros Therapeutics, Inc	176,746
68,289	*	Rigel Pharmaceuticals, Inc	608,455
6,831	*,e	Sagent Pharmaceuticals	103,011
42,273	*,e	Sangamo Biosciences, Inc	235,038
44,175	*	Santarus, Inc	403,318
45,332	*	Sciclone Pharmaceuticals, Inc	249,779
76,579	*,e	Seattle Genetics, Inc	1,926,728
93,039	*,e	Sequenom, Inc	289,351
26,049	*,e	SIGA Technologies, Inc	75,542
48,440	*,e	Spectrum Pharmaceuticals, Inc	540,590
8,144	*	Sucampo Pharmaceuticals, Inc (Class A)	40,639
20,613	*,e	Sunesis Pharmaceuticals, Inc	88,842
2,405	*,e	Supernus Pharmaceuticals, Inc	27,585
8,413	*	Synageva BioPharma Corp	355,702
35,066	*,e	Synergy Pharmaceuticals, Inc	138,861
29,964	*,e	Synta Pharmaceuticals Corp	235,817
22,292	*	Targacept, Inc	90,951
3,321	*	TESARO, Inc	53,999
47,684	*,e	Theravance, Inc	1,073,367
37,180	*,e	Threshold Pharmaceuticals, Inc	152,810
20,709	*	Trius Therapeutics, Inc	113,485
23,783	*	Vanda Pharmaceuticals, Inc	80,624
13,072	*,e	Ventrus Biosciences, Inc	41,046
4,420	*,e	Verastem, Inc	35,095
59,354	*	Vical, Inc	202,397

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

56,369	*	Viropharma, Inc	$1,423,317
81,008	*,e	Vivus, Inc	1,207,019
34,645	*	Xenoport, Inc	285,128
56,707	*,e	XOMA Corp	155,377
53,555	*,e	ZIOPHARM Oncology, Inc	252,244
43,947	*,e	Zogenix, Inc	107,231

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	54,631,773

REAL ESTATE - 8.0%
37,220		Acadia Realty Trust	955,810
18,542		AG Mortgage Investment Trust	444,081
9,209		Agree Realty Corp	232,435
1,685		Alexander’s, Inc	748,073
26,657		American Assets Trust, Inc	724,271
29,360		American Capital Mortgage, Inc	731,945
128,143		American Realty Capital Trust, Inc	1,444,172
4,211		AmREIT, Inc (Class B)	68,597
111,265		Anworth Mortgage Asset Corp	683,167
14,127		Apollo Commercial Real Estate Finance, Inc	238,888
6,813		Ares Commercial Real Estate Corp	115,003
244,197		ARMOUR Residential REIT, Inc	1,758,218
43,068		Ashford Hospitality Trust, Inc	369,954
40,026		Associated Estates Realty Corp	599,990
7,204	*	AV Homes, Inc	105,899
31,169		Campus Crest Communities, Inc	345,664
53,754		Capital Lease Funding, Inc	275,758
80,164		Capstead Mortgage Corp	987,620
48,325		Cedar Shopping Centers, Inc	255,639
11,509		Chatham Lodging Trust	149,042
31,890		Chesapeake Lodging Trust	601,126
71,019		Colonial Properties Trust	1,536,141
33,349		Colony Financial, Inc	667,313
3,137	e	Consolidated-Tomoka Land Co	102,956
15,889		Coresite Realty	361,157
73,985		Cousins Properties, Inc	622,214
54,101		CreXus Investment Corp	608,636
98,837		CubeSmart	1,296,741
136,260		CYS Investments, Inc	1,828,609
195,517		DCT Industrial Trust, Inc	1,261,085
152,062		DiamondRock Hospitality Co	1,289,486
49,735		DuPont Fabros Technology, Inc	1,067,313
43,968		Dynex Capital, Inc	436,163
22,977		EastGroup Properties, Inc	1,196,183
91,512		Education Realty Trust, Inc	963,621
37,756		Entertainment Properties Trust	1,678,254
44,401		Equity One, Inc	927,981
27,073		Excel Trust, Inc	332,998
100,157	*	FelCor Lodging Trust, Inc	440,691
78,616	*	First Industrial Realty Trust, Inc	1,049,524
41,109		First Potomac Realty Trust	489,608
27,940	*	Forestar Real Estate Group, Inc	447,319
58,376		Franklin Street Properties Corp	666,070

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,659		Getty Realty Corp	$378,266
8,860		Gladstone Commercial Corp	163,290
112,571		Glimcher Realty Trust	1,201,133
34,433		Government Properties Income Trust	764,068
40,434	*	Gramercy Capital Corp	117,663
869	*	Gyrodyne Co of America, Inc	92,792
69,828		Healthcare Realty Trust, Inc	1,640,260
138,872		Hersha Hospitality Trust	634,645
57,414		Highwoods Properties, Inc	1,851,602
28,867		Hudson Pacific Properties	547,607
61,631		Inland Real Estate Corp	503,525
92,411		Invesco Mortgage Capital, Inc	1,980,368
73,009		Investors Real Estate Trust	614,736
68,235	*	iStar Financial, Inc	595,692
34,674	e	Kennedy-Wilson Holdings, Inc	492,371
44,363		Kite Realty Group Trust	242,666
69,494		LaSalle Hotel Properties	1,663,686
105,798		Lexington Corporate Properties Trust	1,004,023
24,550		LTC Properties, Inc	810,395
109,689		Medical Properties Trust, Inc	1,259,230
13,879		Mission West Properties, Inc	114,918
32,349		Monmouth Real Estate Investment Corp (Class A)	359,074
19,706		National Health Investors, Inc	1,052,497
39,686		New York Mortgage Trust, Inc	271,849
108,057		NorthStar Realty Finance Corp	709,934
40,475		NRDC Acquisition Corp	512,414
85,677		Omega Healthcare Investors, Inc	1,965,430
9,698		One Liberty Properties, Inc	183,195
13,063		Parkway Properties, Inc	179,878
46,324		Pebblebrook Hotel Trust	982,995
41,529		Pennsylvania Real Estate Investment Trust	686,474
48,000		Pennymac Mortgage Investment Trust	1,221,120
32,434		Potlatch Corp	1,248,060
14,839		PS Business Parks, Inc	951,625
39,646		RAIT Investment Trust	221,225
37,032		Ramco-Gershenson Properties	479,935
63,951		Redwood Trust, Inc	996,996
80,630		Resource Capital Corp	472,492
85,925		RLJ Lodging Trust	1,531,184
17,899		Rouse Properties, Inc	269,559
29,830		Sabra Healthcare REIT, Inc	662,823
5,860		Saul Centers, Inc	253,562
6,697		Select Income REIT	165,483
22,940		Sovran Self Storage, Inc	1,325,932
25,203		STAG Industrial, Inc	436,516
108,339		Starwood Property Trust, Inc	2,483,130
146,788	*	Strategic Hotels & Resorts, Inc	805,866
24,674		Summit Hotel Properties, Inc	203,807
23,980		Sun Communities, Inc	1,006,680
110,866	*	Sunstone Hotel Investors, Inc	1,095,356
10,614	*	Tejon Ranch Co	317,783
11,907		Terreno Realty Corp	181,701

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,380		Thomas Properties Group, Inc	$124,849
223,704		Two Harbors Investment Corp	2,668,789
11,429		UMH Properties, Inc	120,119
9,563		Universal Health Realty Income Trust	472,795
18,413		Urstadt Biddle Properties, Inc (Class A)	348,742
53,637		Washington Real Estate Investment Trust	1,379,007
14,961		Western Asset Mortgage Capital Corp	320,913
11,210		Whitestone REIT	150,999
23,484		Winthrop Realty Trust	256,915
2,509	*,e	Zillow, Inc	93,736

		TOTAL REAL ESTATE	76,949,790

RETAILING - 4.4%
18,916	*	1-800-FLOWERS.COM, Inc (Class A)	68,665
66,389	*	Aeropostale, Inc	793,349
6,430	*	America’s Car-Mart, Inc	269,160
39,549	*	Ann Taylor Stores Corp	1,390,543
22,579	*	Asbury Automotive Group, Inc	716,206
16,497	*	Audiovox Corp (Class A)	102,611
21,613	*,e	Barnes & Noble, Inc	363,963
25,938		Bebe Stores, Inc	105,049
13,313		Big 5 Sporting Goods Corp	118,885
10,049	*,e	Blue Nile, Inc	379,551
13,765	*	Body Central Corp	137,512
10,130	e	Bon-Ton Stores, Inc	124,396
34,779		Brown Shoe Co, Inc	548,813
22,512	e	Buckle, Inc	1,016,867
37,407	*	Cabela’s, Inc	1,676,208
3,332	*	CafePress, Inc	19,759
36,786	*	Casual Male Retail Group, Inc	141,994
22,082		Cato Corp (Class A)	626,687
19,273	*	Children’s Place Retail Stores, Inc	1,126,121
12,882	*	Citi Trends, Inc	158,191
12,472	*,e	Conn’s, Inc	315,916
9,183		Core-Mark Holding Co, Inc	439,590
10,775		Destination Maternity Corp	204,294
73,116	*	Express Parent LLC	813,781
41,070		Finish Line, Inc (Class A)	854,461
9,015	*,e	Five Below, Inc	298,757
26,954	*,e	Francesca’s Holdings Corp	795,952
29,622		Fred’s, Inc (Class A)	401,378
19,548	*	Genesco, Inc	1,120,100
6,184	*	Gordmans Stores, Inc	93,131
17,955		Group 1 Automotive, Inc	1,113,390
15,425		Haverty Furniture Cos, Inc	231,529
11,980	*,e	HHgregg, Inc	72,359
20,915	*	Hibbett Sports, Inc	1,129,201
34,059		Hot Topic, Inc	292,907
30,360		HSN, Inc	1,579,327
22,429	*	JOS A Bank Clothiers, Inc	1,049,453
3,220	*,e	Kayak Software Corporation	106,679
11,630	*	Kirkland’s, Inc	111,532

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

17,502		Lithia Motors, Inc (Class A)	$598,568
22,076	*,e	Lumber Liquidators, Inc	1,232,282
18,676	*	MarineMax, Inc	153,703
8,902	*,e	Mattress Firm Holding Corp	284,953
39,899		Men’s Wearhouse, Inc	1,308,288
24,889		Monro Muffler, Inc	844,235
19,629	*	New York & Co, Inc	66,150
22,872	e	Nutri/System, Inc	220,257
225,602	*	Office Depot, Inc	559,493
70,957		OfficeMax, Inc	521,534
18,328	*	Orbitz Worldwide, Inc	45,270
1,374	*,e	Orchard Supply Hardware Stores Corp	17,065
9,521	*,e	Overstock.com, Inc	143,577
34,024		Penske Auto Group, Inc	1,041,134
42,845		PEP Boys - Manny Moe & Jack	428,022
3,639	*,e	Perfumania Holdings, Inc	20,706
16,544	e	PetMed Express, Inc	180,330
78,710		Pier 1 Imports, Inc	1,605,684
80,715	e	RadioShack Corp	180,802
47,757		Rent-A-Center, Inc	1,591,741
12,516	*	Rue21, Inc	376,857
86,865	*,e	Saks, Inc	892,972
45,023	*	Select Comfort Corp	1,252,990
11,492		Shoe Carnival, Inc	268,683
28,815	*,e	Shutterfly, Inc	871,942
32,665	e	Sonic Automotive, Inc (Class A)	633,701
3,954	*	Sourceforge, Inc	71,844
24,883		Stage Stores, Inc	609,633
19,865	*	Stein Mart, Inc	156,139
7,563	*	Systemax, Inc	82,739
6,419	*,e	Teavana Holdings, Inc	67,720
7,876	*	Tilly’s, Inc	127,119
33,211	*	Tuesday Morning Corp	198,270
10,292	*	US Auto Parts Network, Inc	30,773
16,049	*,e	Vitacost.com, Inc	102,714
23,611	*	Vitamin Shoppe, Inc	1,351,494
10,725	*	West Marine, Inc	110,896
72,974	*	Wet Seal, Inc (Class A)	208,706
30,849	*	WEX, Inc	2,276,039
1,685		Winmark Corp	89,777
17,817	*,e	Zumiez, Inc	450,948

		TOTAL RETAILING	42,184,017

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.4%
31,989	*	Advanced Energy Industries, Inc	377,790
15,060	*	Alpha & Omega Semiconductor Ltd	128,311
60,823	*,e	Amkor Technology, Inc	262,755
55,983	*	Anadigics, Inc	81,735
49,774	*	Applied Micro Circuits Corp	288,689
25,659	*	ATMI, Inc	506,765
76,068	*	Axcelis Technologies, Inc	69,716
26,467	*	AXT, Inc	84,959

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

53,320		Brooks Automation, Inc	$384,970
18,845		Cabot Microelectronics Corp	561,581
39,963	*	Cavium Networks, Inc	1,325,972
18,691	*	Ceva, Inc	283,169
16	*,m	China Energy Savings Technology, Inc	0
51,914	*	Cirrus Logic, Inc	2,116,015
19,566		Cohu, Inc	172,181
24,884	*	Cymer, Inc	1,983,006
28,599	*	Diodes, Inc	433,561
17,540	*	DSP Group, Inc	96,470
110,399	*	Entegris, Inc	906,376
70,405	*	Entropic Communications, Inc	338,648
29,795	*	Exar Corp	254,747
47,614	*,e	First Solar, Inc	1,157,496
40,569	*	Formfactor, Inc	184,995
14,485	*	GSI Technology, Inc	80,971
94,513	*,e	GT Solar International, Inc	410,186
25,146	*	Hittite Microwave Corp	1,424,269
17,017	*	Inphi Corp	142,432
114,880	*	Integrated Device Technology, Inc	624,947
21,948	*	Integrated Silicon Solution, Inc	187,655
10,071	*	Intermolecular, Inc	70,598
55,057	*	International Rectifier Corp	852,833
102,970		Intersil Corp (Class A)	725,939
17,915	*	IXYS Corp	170,551
48,790	*	Kopin Corp	183,450
95,163	*	Lattice Semiconductor Corp	369,232
39,421	*	LTX-Credence Corp	219,575
4,433	*	MA-COM Technology Solutions	55,368
42,239	*,e	Mattson Technology, Inc	37,910
19,495	*	MaxLinear, Inc	110,732
189,644	*	MEMC Electronic Materials, Inc	477,903
39,055		Micrel, Inc	378,443
71,484	*	Microsemi Corp	1,372,493
29,847	*,e	Mindspeed Technologies, Inc	101,778
36,726	*	MIPS Technologies, Inc	256,715
42,251		MKS Instruments, Inc	998,391
24,623	*	Monolithic Power Systems, Inc	478,425
22,677	*	MoSys, Inc	91,615
18,884	*	Nanometrics, Inc	259,844
18,022	*	NeoPhotonics Corp Ltd	94,616
3,985	*	NVE Corp	206,423
42,316	*	Omnivision Technologies, Inc	605,119
19,875	*	PDF Solutions, Inc	263,145
4,600	*	Peregrine Semiconductor Corp	81,466
17,741	*	Pericom Semiconductor Corp	137,138
45,250	*	Photronics, Inc	221,273
37,069	*	PLX Technology, Inc	160,509
22,875		Power Integrations, Inc	676,643
35,393	*,e	QuickLogic Corp	92,730
88,951	*,e	Rambus, Inc	430,523
222,042	*	RF Micro Devices, Inc	979,205

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

14,461	*,e	Rubicon Technology, Inc	$125,666
25,871	*	Rudolph Technologies, Inc	246,033
52,600	*	Semtech Corp	1,313,422
29,367	*	Sigma Designs, Inc	174,440
67,209	*	Silicon Image, Inc	295,720
38,900	*	Spansion, Inc	431,401
29,909	*,e	STR Holdings, Inc	64,304
28,978	*,e	SunPower Corp	124,895
8,769	*	Supertex, Inc	167,576
41,736		Tessera Technologies, Inc	591,399
136,391	*	Triquint Semiconductor, Inc	641,038
18,289	*	Ultra Clean Holdings	84,678
21,108	*	Ultratech, Inc	652,448
31,517	*,e	Veeco Instruments, Inc	967,572
20,483	*	Volterra Semiconductor Corp	372,176

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	32,283,720

SOFTWARE & SERVICES - 7.8%
44,586	*	Accelrys, Inc	399,045
31,997	*	ACI Worldwide, Inc	1,251,083
31,536	*,e	Active Network, Inc	279,409
39,636	*	Actuate Corp	211,260
61,763	*	Acxiom Corp	1,127,175
25,421	*	Advent Software, Inc	551,636
18,760		American Software, Inc (Class A)	153,644
23,314	*	Ancestry.com, Inc	736,722
28,741	*,e	Angie’s List, Inc	328,797
75,255	*	Aspen Technology, Inc	1,864,819
6,775	*	AVG Technologies NV	71,070
37,442	*	Bankrate, Inc	401,753
7,341	*,e	Bazaarvoice, Inc	93,671
36,318		Blackbaud, Inc	863,279
32,248	*	Blucora, Inc	565,952
28,110	*	Bottomline Technologies, Inc	657,774
5,147	*	Brightcove, Inc	64,955
21,606	*,e	BroadSoft, Inc	825,781
17,500	*	CACI International, Inc (Class A)	882,525
29,795	*,e	Callidus Software, Inc	138,249
11,218	*,e	Carbonite, Inc	86,715
35,492	*	Cardtronics, Inc	1,008,328
7,464		Cass Information Systems, Inc	313,264
59,494	*	Ciber, Inc	185,621
8,325	*,m	Clinical Data, Inc	7,909
35,984	*	Commvault Systems, Inc	2,247,920
12,445	*	Computer Task Group, Inc	232,099
28,418	*	comScore, Inc	402,683
24,575	*,e	Constant Contact, Inc	303,255
93,807		Convergys Corp	1,576,896
27,128	*	Cornerstone OnDemand, Inc	759,313
22,333	*	CoStar Group, Inc	1,851,406
27,388	*	CSG Systems International, Inc	564,467
34,147	*	DealerTrack Holdings, Inc	933,237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

24,355	*,e	Demand Media, Inc	$207,748
5,410	*,e	Demandware, Inc	160,623
36,954	*	Dice Holdings, Inc	326,304
29,689	*	Digital River, Inc	425,740
5,753		DMRC Corp	112,989
3,410	*	E2open, Inc	59,675
85,416		Earthlink, Inc	541,537
22,763	e	Ebix, Inc	496,006
20,733	*	Ellie Mae, Inc	518,325
7,620	*	Eloqua, Inc	177,775
16,695	*	Envestnet, Inc	233,396
5,564	*,e	Envivio, Inc	11,963
3,529	*	EPAM Systems, Inc	63,451
25,318		EPIQ Systems, Inc	309,133
3,434	*	ePlus, Inc	122,834
40,795	*	Euronet Worldwide, Inc	827,731
5,027	*	EXA Corp	62,134
8,032	*	ExactTarget, Inc	187,306
18,806	*	ExlService Holdings, Inc	557,410
27,400		Fair Isaac Corp	1,276,840
22,686	*	FalconStor Software, Inc	50,363
11,322		Forrester Research, Inc	327,659
17,421	*,e,m	Gerber Scientific, Inc	0
53,161	*	Global Cash Access, Inc	374,785
39,451	*,e	Glu Mobile, Inc	125,060
12,381	*	Guidance Software, Inc	150,801
15,940	*	Guidewire Software, Inc	488,402
19,824	*	Hackett Group, Inc	77,115
31,227		Heartland Payment Systems, Inc	814,400
26,057	*,e	Higher One Holdings, Inc	329,100
25,841	*	iGate Corp	414,748
7,948	*	Imperva, Inc	250,600
5,675	*	Infoblox, Inc	94,262
16,211	*,e	Innodata Isogen, Inc	58,197
11,797	*	Interactive Intelligence, Inc	374,083
42,782	*	Internap Network Services Corp	293,057
37,858	*	Ipass, Inc	73,445
37,251	e	j2 Global, Inc	1,119,020
34,231	*	JDA Software Group, Inc	1,305,570
11,799	*,e	Jive Software, Inc	132,149
22,052	*	Kenexa Corp	1,013,510
12,615		Keynote Systems, Inc	180,268
46,513	*,e	KIT Digital, Inc	129,306
21,757	*	Knot, Inc	175,144
56,509	*,e	Limelight Networks, Inc	119,234
50,559	*	Lionbridge Technologies	160,272
18,970	*	Liquidity Services, Inc	782,133
44,295	*	Liveperson, Inc	694,989
17,862	*	LogMeIn, Inc	440,834
12,221	*,e	magicJack VocalTec Ltd	248,697
16,353	*	Manhattan Associates, Inc	981,180
18,604	e	Mantech International Corp (Class A)	427,334

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

18,188	e	Marchex, Inc (Class B)	$74,389
19,221	*	Market Leader, Inc	130,703
7,274	*,e	Mattersight Corp	40,225
26,811		MAXIMUS, Inc	1,479,431
18,458	*,e	MeetMe, Inc	78,077
74,975	*	Mentor Graphics Corp	1,163,612
6,727	*	MicroStrategy, Inc (Class A)	635,500
9,642	*,e	Millennial Media, Inc	154,561
29,916	*	ModusLink Global Solutions, Inc	87,654
17,280	*	MoneyGram International, Inc	268,531
29,384		Monotype Imaging Holdings, Inc	449,869
99,410	*	Monster Worldwide, Inc	618,330
31,558	*	Move, Inc	261,616
29,546	*	Netscout Systems, Inc	730,673
51,791		NIC, Inc	740,611
18,105	*,e	OpenTable, Inc	850,392
12,027		Opnet Technologies, Inc	510,306
94,464	*	Parametric Technology Corp	1,906,284
13,840	e	Pegasystems, Inc	324,825
25,677	*	Perficient, Inc	291,947
9,687	*	Pervasive Software, Inc	83,114
16,244	*	PRG-Schultz International, Inc	127,028
50,548	*	Progress Software Corp	996,807
4,638	*,e	Proofpoint, Inc	61,268
17,593	*	PROS Holdings, Inc	340,073
4,559	*	QAD, Inc (Class A)	55,757
67,679	*	QLIK Technologies, Inc	1,245,970
23,816	*	QuinStreet, Inc	145,754
15,319	*	RealNetworks, Inc	115,965
28,709	*,e	RealPage, Inc	626,717
28,767	*	Responsys, Inc	257,177
8,881	*	Rosetta Stone, Inc	103,996
24,729	*	Saba Software, Inc	249,268
9,938	*,e	Sapiens International Corp NV	34,286
99,098	*	Sapient Corp	1,018,727
14,369	*	Sciquest, Inc	218,121
23,172	*	Seachange International, Inc	209,707
40,197	*	ServiceSource International LLC	362,175
23,974	*	Sourcefire, Inc	1,025,847
8,409	*,e	Spark Networks, Inc	55,163
9,970	*	SPS Commerce, Inc	361,412
27,303	*	SS&C Technologies Holdings, Inc	656,091
10,310	*	Stamps.com, Inc	283,731
39,129	*	SupportSoft, Inc	181,559
8,447	*	Synacor, Inc	46,290
22,270	*	Synchronoss Technologies, Inc	456,312
12,415		Syntel, Inc	740,058
30,046	*	TA Indigo Holding Corp	167,957
63,626	*	Take-Two Interactive Software, Inc	709,430
24,130	*	Tangoe, Inc	311,760
9,934	*	TechTarget, Inc	47,485
14,523	*	TeleNav, Inc	102,242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

18,465	*	TeleTech Holdings, Inc	$310,951
101,100	*	TiVo, Inc	1,026,165
19,696	*	TNS, Inc	282,047
5,206	*	Travelzoo, Inc	92,927
23,855	*	Tyler Technologies, Inc	1,140,508
21,428	*	Ultimate Software Group, Inc	2,171,942
35,127	*	Unisys Corp	598,915
72,469		United Online, Inc	388,434
60,873	*	Unwired Planet, Inc	85,831
60,520	*	Valueclick, Inc	1,008,868
23,094	*	Vasco Data Security International	163,505
17,559	*	Verint Systems, Inc	478,834
33,675	*,e	VirnetX Holding Corp	1,011,934
14,964	*	Virtusa Corp	256,782
26,818	*,e	VistaPrint Ltd	817,144
16,607	*	Vocus, Inc	294,774
40,783	*,e	WebMD Health Corp (Class A)	608,075
29,945	*	Websense, Inc	395,873
28,309	*	Website Pros, Inc	446,716
6,975	*,e	Yelp, Inc	168,097
53,042	*	Zix Corp	153,822

		TOTAL SOFTWARE & SERVICES	74,923,276

TECHNOLOGY HARDWARE & EQUIPMENT - 4.9%
36,993	*,e	3D Systems Corp	1,609,195
51,773	e	Adtran, Inc	874,446
11,858	*	Agilysys, Inc	96,880
1,947	*,e	Ambient Corp	7,476
11,095	*	Anaren, Inc	200,043
22,561		Anixter International, Inc	1,322,526
90,979	*	Arris Group, Inc	1,250,051
87,887	*,e	Aruba Networks, Inc	1,596,907
7,556	*,e	Audience, Inc	56,859
24,580	*	Avid Technology, Inc	144,285
8,365		Aware, Inc	50,943
14,495	*	AX Holding Corp	92,188
11,693		Badger Meter, Inc	500,928
9,330		Bel Fuse, Inc (Class B)	154,505
46,456	*	Benchmark Electronics, Inc	688,478
14,076		Black Box Corp	308,546
53,840	*,e	Bookham, Inc	106,065
23,229	*	CalAmp Corp	206,273
30,229	*,e	Calix Networks, Inc	201,023
32,557	*	Checkpoint Systems, Inc	264,363
79,399	*,e	Ciena Corp	985,342
34,434		Cognex Corp	1,255,464
19,019	*	Coherent, Inc	868,217
14,107		Comtech Telecommunications Corp	355,073
176,393	*,e	Comverse Technology, Inc	1,162,430
29,810	*	Cray, Inc	362,788
25,610		CTS Corp	212,051
29,028		Daktronics, Inc	254,576

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,776	*	Datalink Corp	$103,997
20,691	*	Digi International, Inc	194,909
14,707	*	DTS, Inc	308,553
29,685	*	Echelon Corp	98,257
15,060		Electro Rent Corp	236,743
18,423		Electro Scientific Industries, Inc	196,758
37,337	*	Electronics for Imaging, Inc	648,170
70,459	*	Emulex Corp	490,395
78,135	*	Extreme Networks, Inc	254,720
16,060	*	Fabrinet	154,658
13,616	*	FARO Technologies, Inc	547,363
30,554		FEI Co	1,681,998
74,327	*,e	Finisar Corp	856,247
18,690	*	Globecomm Systems, Inc	202,786
23,767	*	GSI Group, Inc	184,670
94,488	*	Harmonic, Inc	410,078
43,856	*	Harris Stratex Networks, Inc (Class A)	99,992
26,047	*	Imation Corp	119,035
22,606	*	Immersion Corp	97,658
88,310	*,e	Infinera Corp	434,485
34,424	*	Insight Enterprises, Inc	556,636
35,817	e	InterDigital, Inc	1,364,270
48,376	*	Intermec, Inc	327,989
18,447	*	Intevac, Inc	92,235
30,167	*,e	InvenSense, Inc	337,870
33,752	*	Ixia	472,865
37,102	*	Kemet Corp	168,443
9,400	*	Key Tronic Corp	106,690
12,282	*	KVH Industries, Inc	169,737
17,417		Littelfuse, Inc	933,551
8,838		Loral Space & Communications, Inc	695,197
23,813	*,e	Maxwell Technologies, Inc	155,023
12,140	*	Measurement Specialties, Inc	395,885
24,898	*	Mercury Computer Systems, Inc	204,039
1,883		Mesa Laboratories, Inc	91,834
29,773		Methode Electronics, Inc	301,303
12,922		MTS Systems Corp	651,398
6,785	*	Multi-Fineline Electronix, Inc	143,435
21,608	*,e	Neonode, Inc	81,894
30,652	*	Netgear, Inc	1,088,453
28,382	*	Newport Corp	307,093
6,933	*,e	Numerex Corp	79,591
63,762	*,e	OCZ Technology Group, Inc	86,079
15,335	*	Oplink Communications, Inc	227,878
15,979	*	OSI Systems, Inc	1,266,336
16,720		Park Electrochemical Corp	414,990
67,602	*,e	Parkervision, Inc	105,459
7,329		PC Connection, Inc	75,415
13,510		PC-Tel, Inc	88,085
34,287		Plantronics, Inc	1,112,270
28,142	*	Plexus Corp	757,301
48,451	*	Power-One, Inc	195,258

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

15,536	*	Procera Networks, Inc	$351,890
78,797	*	QLogic Corp	739,116
187,306	*,e	Quantum Corp	196,671
25,840	*,e	Rackable Systems, Inc	199,485
19,155	*	Radisys Corp	54,400
35,171	*,e	RealD, Inc	328,849
10,908		Richardson Electronics Ltd	127,078
22,982	*	Rofin-Sinar Technologies, Inc	418,502
13,090	*	Rogers Corp	515,877
65,595	*	Sanmina-SCI Corp	583,140
22,164	*	Scansource, Inc	648,297
38,776	*	ShoreTel, Inc	171,778
171,284	*	Sonus Networks, Inc	318,588
28,871	*	STEC, Inc	169,473
17,275	*,e	Stratasys, Inc	1,151,724
21,215	*	Super Micro Computer, Inc	167,811
14,929		Sycamore Networks, Inc	86,290
34,035	*	Symmetricom, Inc	209,315
27,220	*,e	Synaptics, Inc	630,415
21,231	*	SYNNEX Corp	687,672
294,783		Tellabs, Inc	860,766
12,058		Telular Corp	120,459
4,899		Tessco Technologies, Inc	101,899
42,787	*	TTM Technologies, Inc	385,083
7,622	*,e	Ubiquiti Networks, Inc	89,940
31,386	*,e	Universal Display Corp	1,028,833
30,213	*,e	Viasat, Inc	1,173,473
2,486	*	Viasystems Group, Inc	38,061
10,472	*	Vishay Precision Group, Inc	136,660
38,707	*	Westell Technologies, Inc	78,962
13,095	*	Zygo Corp	243,829

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	47,578,231

TELECOMMUNICATION SERVICES - 0.7%
57,109	*,e	8x8, Inc	374,064
7,233		Atlantic Tele-Network, Inc	299,735
14,161	*,e	Boingo Wireless, Inc	103,658
22,307	*	Cbeyond Communications, Inc	170,872
159,836	*	Cincinnati Bell, Inc	832,746
37,683		Cogent Communications Group, Inc	818,098
32,199	e	Consolidated Communications Holdings, Inc	497,153
16,893	*,e	Fairpoint Communications, Inc	123,995
29,673	*	General Communication, Inc (Class A)	259,342
7,480	*,e	Hawaiian Telcom Holdco, Inc	127,684
9,779		HickoryTech Corp	104,146
12,199		IDT Corp (Class B)	123,454
30,083	*	inContact, Inc	173,278
40,053	*,e	Iridium Communications, Inc	295,992
40,515	*,e	Leap Wireless International, Inc	216,350
12,036		Lumos Networks Corp	94,723
23,632		Neutral Tandem, Inc	109,180
11,278		NTELOS Holdings Corp	171,989

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

25,030	*	Orbcomm, Inc	$87,605
40,259	*	Premiere Global Services, Inc	342,201
10,242		Primus Telecommunications Group, Inc	149,840
19,158		Shenandoah Telecom Co	301,164
68	*,b,m	Touch America Holdings, Inc	0
39,208	*,e	Towerstream Corp	138,012
17,812		USA Mobility, Inc	196,823
127,315	*	Vonage Holdings Corp	289,005

		TOTAL TELECOMMUNICATION SERVICES	6,401,109

TRANSPORTATION - 2.5%
43,864	*	Air Transport Services Group, Inc	168,876
56,473	*	Alaska Air Group, Inc	2,159,528
12,046	*	Allegiant Travel Co	876,226
6,965		Amerco, Inc	804,736
21,159		Arkansas Best Corp	170,330
21,303	*	Atlas Air Worldwide Holdings, Inc	1,171,452
84,970	*	Avis Budget Group, Inc	1,404,554
16,258		Celadon Group, Inc	278,012
22,572	*	Dollar Thrifty Automotive Group, Inc	1,738,044
11,918	*	Echo Global Logistics, Inc	200,342
23,388		Forward Air Corp	780,457
25,620	*,e	Genco Shipping & Trading Ltd	77,885
35,176	*	Genesee & Wyoming, Inc (Class A)	2,549,205
41,214	*	Hawaiian Holdings, Inc	244,399
38,642		Heartland Express, Inc	539,056
29,884	*	Hub Group, Inc (Class A)	926,703
4,752		International Shipholding Corp	79,453
189,185	*	JetBlue Airways Corp	1,000,789
45,625		Knight Transportation, Inc	689,850
12,517		Marten Transport Ltd	231,564
57,423	*	Old Dominion Freight Line	1,925,967
31,350	*	Pacer International, Inc	112,233
6,682	*	Park-Ohio Holdings Corp	147,806
4,510	*	Patriot Transportation Holding, Inc	126,280
17,847	*	Quality Distribution, Inc	153,484
12,862	*,e	Rand Logistics, Inc	83,346
39,333	*	Republic Airways Holdings, Inc	183,685
9,334	*	Roadrunner Transportation Services Holdings, Inc	162,692
12,893	*	Saia, Inc	291,382
41,375		Skywest, Inc	453,056
33,588	*	Spirit Airlines, Inc	589,469
64,501	*	Swift Transportation Co, Inc	628,885
4,056		Universal Truckload Services, Inc	64,247
129,963	*,e	US Airways Group, Inc	1,582,949
35,709		Werner Enterprises, Inc	827,020
13,079	*	Wesco Aircraft Holdings, Inc	174,605
14,442	*,e	XPO Logistics, Inc	198,289
22,592	*,e	Zipcar, Inc	141,652

		TOTAL TRANSPORTATION	23,938,508

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

UTILITIES - 3.7%
30,729		Allete, Inc	$1,278,941
17,584	*	American DG Energy, Inc	44,312
14,835		American States Water Co	653,037
5,446		Artesian Resources Corp	125,312
90,923	e	Atlantic Power Corp	1,365,663
47,323		Avista Corp	1,202,951
34,976		Black Hills Corp	1,251,092
8,559	*,e	Cadiz, Inc	73,607
33,761		California Water Service Group	621,878
11,993		CH Energy Group, Inc	779,905
7,704		Chesapeake Utilities Corp	361,857
48,063		Cleco Corp	2,073,918
6,957		Connecticut Water Service, Inc	213,093
10,228		Consolidated Water Co, Inc	80,290
4,964		Delta Natural Gas Co, Inc	97,592
32,012		El Paso Electric Co	1,088,088
33,926		Empire District Electric Co	736,533
14,878		Genie Energy Ltd	104,295
39,946		Idacorp, Inc	1,786,385
18,119		Laclede Group, Inc	754,475
18,564		MGE Energy, Inc	977,209
13,297		Middlesex Water Co	257,164
33,455		New Jersey Resources Corp	1,487,409
20,949		Northwest Natural Gas Co	974,757
29,391		NorthWestern Corp	1,052,492
14,311	e	Ormat Technologies, Inc	272,338
29,045		Otter Tail Corp	700,856
57,709		Piedmont Natural Gas Co, Inc	1,839,186
64,286		PNM Resources, Inc	1,424,578
60,958		Portland General Electric Co	1,670,249
615,497	*	RRI Energy, Inc	1,581,827
11,304		SJW Corp	274,009
24,477		South Jersey Industries, Inc	1,238,291
37,111		Southwest Gas Corp	1,613,215
40,792		UIL Holdings Corp	1,475,447
11,072		Unitil Corp	294,405
32,511		UNS Energy Corp	1,386,269
41,459		WGL Holdings, Inc	1,648,824
9,370		York Water Co	162,757

		TOTAL UTILITIES	35,024,506

		TOTAL COMMON STOCKS	943,908,844

		(Cost $858,543,867)

RIGHTS / WARRANTS - 0.0%
ENERGY - 0.0%
8,048	e,m	Magnum Hunter Resources Corp	241

		TOTAL ENERGY	241

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
65,549		Allos Therapeutics, Inc	1,311

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	1,311

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES	COMPANY	VALUE

	TOTAL RIGHTS / WARRANTS	$1,552

	(Cost $0)

PRINCIPAL	ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 13.5%
TREASURY DEBT - 1.0%
$10,000,000	United States Treasury Bill	0.095%	12/13/12	9,998,892

				9,998,892

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 12.5%
119,823,634	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust	119,823,634

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	119,823,634

		TOTAL SHORT-TERM INVESTMENTS	129,822,526

		(Cost $129,822,526)

		TOTAL INVESTMENTS - 111.8%	1,073,732,922
		(Cost $988,366,393)
		OTHER ASSETS & LIABILITIES, NET - (11.8)%	(113,455,065)

		NET ASSETS - 100.0%	$960,277,857

		Abbreviation(s):
		REIT Real Estate Investment Trust

	*	Non-income producing.
	a	Affiliated holding.
	b	In bankruptcy.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $116,171,358.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.1%

BRAZIL - 11.3%
8,858		AES Tiete S.A.	$100,615
35,400		All America Latina Logistica S.A.	161,048
9,905		Amil Participacoes S.A.	148,986
10,385		Anhanguera Educacional Participacoes S.A.	182,027
167,204		Banco Bradesco S.A. (Preference)	2,634,365
48,786		Banco do Brasil S.A.	520,515
13,768		Banco do Estado do Rio Grande do Sul	108,799
198,600		Banco Itau Holding Financeira S.A.	2,904,124
62,639		Banco Santander Brasil S.A.	430,228
154,474		BM&F Bovespa S.A.	988,731
34,800		BR Malls Participacoes S.A.	457,478
16,100		BR Properties S.A.	210,856
19,465		Bradespar S.A.	287,511
11,215	*	Braskem S.A.	74,102
22,276		Centrais Eletricas Brasileiras S.A.	122,290
20,192		Centrais Eletricas Brasileiras S.A. (Preference)	160,558
17,970		CETIP S.A.-Balcao Organizado de Ativos e Derivativos	207,035
8,457		Cia Brasileira de Distribuicao Grupo Pao de Acucar	388,071
77,156		Cia de Concessoes Rodoviarias	678,470
9,700		Cia de Saneamento Basico do Estado de Sao Paulo	410,628
4,800		Cia de Saneamento de Minas Gerais-COPASA	113,297
2,700		Cia de Transmissao de Energia Electrica Paulista	43,271
41,961		Cia Energetica de Minas Gerais	502,032
12,320		Cia Energetica de Sao Paulo (Class B)	110,701
11,985		Cia Hering	275,335
9,295		Cia Paranaense de Energia	137,294
60,530		Cia Siderurgica Nacional S.A.	334,680
25,680		Companhia Brasileira de Meios de Pagamento	635,346
18,336		Cosan SA Industria e Comercio	351,634
21,500		CPFL Energia S.A.	249,822
23,605		Cyrela Brazil Realty S.A.	200,132
19,478		Diagnosticos da America S.A.	129,467
14,428		EcoRodovias Infraestrutura e Logistica S.A.	126,020
24,200		EDP - Energias do Brasil S.A.	151,321
7,800		Eletropaulo Metropolitana de Sao Paulo S.A.	61,945
47,979		Empresa Brasileira de Aeronautica S.A.	335,443
20,063	*	Fibria Celulose S.A.	170,299
74,775		Gerdau S.A. (Preference)	653,483
28,482	*	Hypermarcas S.A.	226,476
219,511		Investimentos Itau S.A. - PR	961,891
27,864	*	JBS S.A.	90,134
39,320		Klabin S.A.	230,958
5,400		Light S.A.	58,093
10,682		Localiza Rent A Car	187,233

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

34,537		Lojas Americanas S.A.	$289,077
10,530		Lojas Renner S.A.	389,875
16,700		Marcopolo S.A.	97,928
23,317		Metalurgica Gerdau S.A.	261,291
7,561	*	MMX Mineracao e Metalicos S.A.	14,965
10,800	*	MPX Energia S.A.	57,056
24,856		MRV Engenharia e Participacoes S.A.	126,051
6,200		Multiplan Empreendimentos Imobiliarios S.A.	181,630
3,600		Multiplus S.A.	83,643
14,592		Natura Cosmeticos S.A.	389,039
10,400		Obrascon Huarte Lain Brasil S.A.	97,802
21,253		Odontoprev S.A.	109,873
129,991	*	OGX Petroleo e Gas Participacoes S.A.	301,449
16,139		Oi S.A.	76,283
70,165		Oi S.A.(Pref)	281,206
91,448		PDG Realty S.A.	153,985
56,556		Perdigao S.A.	1,028,898
269,072		Petroleo Brasileiro S.A.	2,848,304
378,946		Petroleo Brasileiro S.A. (Preference)	3,880,789
7,081		Porto Seguro S.A.	75,306
16,600		Raia Drogasil S.A.	182,669
19,581		Satipel Industrial S.A.	136,225
32,945		Souza Cruz S.A.	429,848
6,719		Sul America SA	52,930
26,021		Telefonica Brasil S.A.	576,522
69,566		Tim Participacoes S.A.	246,609
9,500		Totvus S.A.	193,176
14,900		Tractebel Energia S.A.	256,764
30,580		Ultrapar Participacoes S.A.	641,396
31,817		Usinas Siderurgicas de Minas Gerais S.A. (Preference)	153,677
113,400		Vale S.A.	2,090,953
175,973		Vale S.A. (Preference)	3,149,415

		TOTAL BRAZIL	36,367,378

CHILE - 1.8%
204,908		AES Gener S.A.	122,136
219,549		Aguas Andinas S.A.	147,791
1,625,619		Banco de Chile	242,686
2,605		Banco de Credito e Inversiones	167,420
5,753,705		Banco Santander Chile S.A.	396,176
6,264		CAP S.A.	215,748
89,136		Centros Comerciales Sudamericanos S.A.	487,909
8,804		Cia Cervecerias Unidas S.A.	128,001
707,148	*	Colbun S.A.	197,396
7,885,755		CorpBanca S.A.	103,220
46,014		Empresa Electrica del Norte Grande S.A.	112,474
292,644		Empresa Nacional de Electricidad S.A.	470,177
10,867		Empresa Nacional de Telecomunicaciones S.A.	222,343
96,362		Empresas CMPC S.A.	366,983
38,745		Empresas COPEC S.A.	557,988
1,112,637		Enersis S.A.	380,075
22,630		Lan Airlines S.A.	559,553

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

40,058		SACI Falabella	$410,912
8,502		Sociedad Quimica y Minera de Chile S.A. (Class B)	493,669
25,746		Vina Concha Y Toro S.A.	52,050

		TOTAL CHILE	5,834,707

CHINA - 16.9%
132,000	e	Agile Property Holdings Ltd	148,971
2,068,000	e	Agricultural Bank of China	891,020
198,000	e	Air China Ltd	139,899
426,000	*,e	Aluminum Corp of China Ltd	184,532
126,000	*,e	Angang New Steel Co Ltd	75,067
119,000	e	Anhui Conch Cement Co Ltd	408,737
77,000	e	Anta Sports Products Ltd	65,346
224,000		AviChina Industry & Technology Co	91,681
6,886,000		Bank of China Ltd	2,821,072
719,500	e	Bank of Communications Co Ltd	512,058
108,000		BBMG Corp	92,208
244,000		Beijing Capital International Airport Co Ltd	156,551
57,000		Beijing Enterprises Holdings Ltd	367,413
232,000	*,e	Brilliance China Automotive Holdings Ltd	286,664
47,000	*,e	Byd Co Ltd	92,124
136,720	e	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd	182,890
148,000		China Agri-Industries Holdings Ltd	92,236
210,000		China BlueChemical Ltd	132,595
768,600		China Citic Bank	390,525
457,000	e	China Coal Energy Co	451,608
421,000	e	China Communications Construction Co Ltd	392,958
280,400		China Communications Services Corp Ltd	157,562
6,444,350		China Construction Bank	4,831,108
96,000		China Everbright Ltd	138,937
83,000	*	China Insurance International Holdings Co Ltd	141,539
673,000		China Life Insurance Co Ltd	1,978,963
230,000		China Longyuan Power Group Corp	149,181
372,500	e	China Merchants Bank Co Ltd	692,115
108,279		China Merchants Holdings International Co Ltd	357,186
539,500	e	China Minsheng Banking Corp Ltd	488,608
535,000		China Mobile Hong Kong Ltd	5,934,079
274,000	e	China National Building Material Co Ltd	346,790
182,000		China Oilfield Services Ltd	343,405
372,000	e	China Overseas Land & Investment Ltd	968,631
189,800		China Pacific Insurance Group Co Ltd	591,775
191,000	e	China Railway Construction Corp	188,696
386,000	e	China Railway Group Ltd	195,699
116,000		China Resources Enterprise	375,832
96,000		China Resources Gas Group Ltd	212,323
190,000	e	China Resources Land Ltd	430,999
194,000		China Resources Power Holdings Co	414,819
178,000		China Shanshui Cement Group Ltd	131,688
345,500		China Shenhua Energy Co Ltd	1,463,952
379,000	*,e	China Shipping Container Lines Co Ltd	100,539
130,000	e	China Shipping Development Co Ltd	67,913

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

190,000	e	China South Locomotive and Rolling Stock Corp	$146,698
206,000	e	China Southern Airlines Co Ltd	97,138
172,000	e	China State Construction International Holdings Ltd	203,877
1,290,000		China Telecom Corp Ltd	763,227
426,000	e	China Unicom Ltd	686,765
121,000	*,e	China Yurun Food Group Ltd	88,272
71,000	*,e	China ZhengTong Auto Services Holdings Ltd	47,840
218,800	*,e	China Zhongwang Holdings Ltd	87,160
256,000	e	Chongqing Rural Commercial Bank	119,496
140,000	e	Citic Pacific Ltd	177,796
89,000	e	CITIC Securities Co Ltd	166,112
1,658,000		CNOOC Ltd	3,412,124
251,000	*,e	COSCO Holdings	123,888
154,701		COSCO Pacific Ltd	227,477
431,008	*	Country Garden Holdings Co Ltd	172,043
89,000	e	Dah Chong Hong Holdings Ltd	83,586
384,000	e	Datang International Power Generation Co Ltd	136,164
33,800	e	Dongfang Electric Co Ltd	56,332
260,000		Dongfeng Motor Group Co Ltd	321,568
476,000	e	Evergrande Real Estate Group	206,446
218,000		Fosun International	106,807
362,000	e	Franshion Properties China Ltd	110,218
370,000	e	Geely Automobile Holdings Ltd	158,218
66,000	e	Golden Eagle Retail Group Ltd	144,099
99,000	e	Great Wall Motor Co Ltd	270,122
288,000	e	Guangdong Investments Ltd	235,094
228,000	e	Guangzhou Automobile Group Co Ltd	156,123
592,000		Guangzhou Investment Co Ltd	161,865
98,800	e	Guangzhou R&F Properties Co Ltd	120,756
70,500	e	Hengan International Group Co Ltd	640,136
346,000		Huaneng Power International, Inc	276,426
5,832,000		Industrial & Commercial Bank of China	3,840,366
96,500	e	Intime Department Store Group Co Ltd	113,706
154,000	e	Jiangsu Express	132,387
291,500	e	Jiangsu Rongsheng Heavy Industry Group Co Ltd	62,384
140,000		Jiangxi Copper Co Ltd	359,708
576,000	e	Lenovo Group Ltd	461,190
133,500	e	Longfor Properties Co Ltd	234,489
407,000	*,e	Metallurgical Corp of China Ltd	75,343
138,000	e	Nine Dragons Paper Holdings Ltd	96,530
146,000	e	Parkson Retail Group Ltd	123,294
266,000		PICC Property & Casualty Co Ltd	352,145
171,000	e	Ping An Insurance Group Co of China Ltd	1,345,691
184,000	*,e	Poly Hong Kong Investment Ltd	110,978
94,000	e	Prime Success International Group Ltd	112,950
81,000	e	Sany Heavy Equipment International	42,357
160,000	e	Shandong Weigao Group Medical Polymer Co Ltd	215,778
294,000	e	Shanghai Electric Group Co Ltd	118,842
65,000		Shanghai Industrial Holdings Ltd	207,986
70,600		Shanghai Pharmaceuticals Holding Co Ltd	130,591
131,500	e	Shimao Property Holdings Ltd	249,419
297,612	e	Shui On Land Ltd	125,400

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

191,000	e	Sihuan Pharmaceutical Holdings	$74,697
272,875	e	Sino-Ocean Land Holdings Ltd	170,187
322,000	e	Sinopec Shanghai Petrochemical Co Ltd	91,868
79,200	e	Sinopharm Group Co	265,404
268,000	e	Soho China Ltd	181,340
202,000	e	Sun Art Retail Group Ltd	274,132
89,500	e	Tencent Holdings Ltd	3,148,113
186,000	e	Tingyi Cayman Islands Holding Corp	551,046
36,000		Tsingtao Brewery Co Ltd	194,200
129,000	e	Uni-President China Holdings Ltd	162,024
554,000	e	Want Want China Holdings Ltd	754,226
49,200	e	Weichai Power Co Ltd	173,450
58,000	*,e	Wumart Stores, Inc	102,742
78,000		Xinao Gas Holdings Ltd	323,916
242,000	e	Yanzhou Coal Mining Co Ltd	360,731
87,500	e	Zhaojin Mining Industry Co Ltd	147,110
198,000	e	Zhejiang Expressway Co Ltd	144,013
49,500	e	Zhongsheng Group Holdings Ltd	63,569
45,000	e	Zhuzhou CSR Times Electric Co Ltd	131,577
586,000	e	Zijin Mining Group Co Ltd	235,478
54,320	e	ZTE Corp	76,164

		TOTAL CHINA	54,519,888

COLOMBIA - 1.2%
16,997		Almacenes Exito S.A.	324,024
7,844		Banco Davivienda S.A.	96,778
16,534		BanColombia S.A.	258,693
27,231		BanColombia S.A. (Preference)	434,384
30,439		Cementos Argos S.A.	145,568
4,754		Corp Financiera Colombiana S.A.	90,317
502,034		Ecopetrol S.A.	1,493,688
92,553		Grupo Aval Acciones y Valores	65,432
2,032		Grupo de Inversiones Suramericana S.A.	41,821
26,335		Interconexion Electrica S.A.	142,618
30,797		Inversiones Argos S.A.	352,059
3,799		Inversiones Argos S.A. (Preference)	42,309
49,683		Isagen S.A. ESP	69,706
22,500		Suramericana de Inversiones S.A.	439,248

		TOTAL COLOMBIA	3,996,645

CZECH REPUBLIC - 0.3%
14,369		CEZ AS	529,771
1,189		Komercni Banka AS	243,306
11,338		Telefonica O2 Czech Republic AS	225,823

		TOTAL CZECH REPUBLIC	998,900

EGYPT - 0.3%
48,892		Commercial International Bank	302,833
59,251		Egypt Kuwait Holding Co	74,656
30,451	*	Egyptian Financial Group-Hermes Holding	58,423
8,822	*	Orascom Construction Industries	372,705
232,888	*	Orascom Telecom Holding SAE	138,616

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

63,384	*	Talaat Moustafa Group	$50,570
24,840		Telecom Egypt	56,446

		TOTAL EGYPT	1,054,249

FRANCE - 0.0%
7,110		National Societe Generale Bank SAE	53,902

		TOTAL FRANCE	53,902

HONG KONG - 0.9%
424,000		Belle International Holdings Ltd	786,276
308,000	e	Bosideng International Holdings Ltd	97,359
332,000		China Gas Holdings Ltd	180,393
122,000		China Mengniu Dairy Co Ltd	368,951
198,000	e	China Resources Cement Holdings Ltd	133,848
141,000		Far East Horizon Ltd	99,315
322,000	e	Fushan International Energy Group Ltd	112,036
746,000	e	GCL Poly Energy Holdings Ltd	131,873
928,000	*,e	GOME Electrical Appliances Holdings Ltd	96,392
88,000	*	Haier Electronics Group Co Ltd	112,062
192,000	e	Hengdeli Holdings Ltd	60,044
206,000	e	Huabao International Holdings Ltd	102,529
57,500		Kingboard Chemical Holdings Ltd	170,235
186,000		Lee & Man Paper Manufacturing Ltd	97,152
168,000	*	Minmetals Resources Ltd	66,360
118,500	e	Yingde Gases	112,187

		TOTAL HONG KONG	2,727,012

HUNGARY - 0.3%
15,374		Magyar Telekom	28,529
5,364		MOL Hungarian Oil and Gas plc	466,609
16,427		OTP Bank	313,057
936		Richter Gedeon Nyrt	174,268

		TOTAL HUNGARY	982,463

INDIA - 6.6%
16,338	*	Adani Enterprises Ltd	65,192
2,344		Aditya Birla Nuvo Ltd	39,502
55,531		Ambuja Cements Ltd	208,398
2,683		Asian Paints Ltd	192,745
4,993		Associated Cement Co Ltd	127,557
7,258		Bajaj Holdings and Investment Ltd	244,533
7,135		Bank of Baroda	95,889
7,058		Bank of India	36,140
49,469		Bharat Heavy Electricals	205,553
30,692		Bharat Petroleum Corp Ltd	192,137
47,963	*	Bharti Airtel Ltd	239,753
43,663	*	Cairn India Ltd	272,427
6,987	*	Canara Bank	51,928
32,059		Cipla Ltd	216,313
63,222		Coal India Ltd	406,053
34,372		Dabur India Ltd	79,309
31,881		DLF Ltd	119,514

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

8,993		Dr Reddy’s Laboratories Ltd	$292,941
34,360		GAIL India Ltd	222,169
57,010	*	GMR Infrastructure Ltd	21,161
9,789		Godrej Consumer Products Ltd	130,953
6,867		HCL Technologies Ltd	77,389
133,866		HDFC Bank Ltd	1,572,143
3,542	*	Hero Honda Motors Ltd	122,999
86,282		Hindalco Industries Ltd	185,774
75,494		Hindustan Lever Ltd	765,497
116,526	*	Housing Development Finance Corp	1,644,993
36,939		ICICI Bank Ltd	718,879
48,911	*	Idea Cellular Ltd	77,653
37,533		Infosys Technologies Ltd	1,643,191
89,690		Infrastructure Development Finance Co Ltd	268,914
192,414		ITC Ltd	1,008,594
77,936		Jaiprakash Associates Ltd	125,664
31,266	*	Jindal Steel & Power Ltd	224,685
5,903	*	JSW Steel Ltd	80,793
23,892	*	Kotak Mahindra Bank Ltd	267,254
18,219		Larsen & Toubro Ltd	548,648
25,884	*	LIC Housing Finance Ltd	116,786
13,573	*	Lupin Ltd	142,691
26,470		Mahindra & Mahindra Ltd	433,286
2,441		Maruti Udyog Ltd	64,994
24,806		Mundra Port and Special Economic Zone Ltd	58,460
51,915		NTPC Ltd	159,311
4,172		Piramal Healthcare Ltd	38,513
18,819		Power Finance Corp Ltd	64,552
102,018		Power Grid Corp of India Ltd	215,691
11,176	*	Ranbaxy Laboratories Ltd	108,990
6,429		Reliance Capital Ltd	45,363
31,878	*	Reliance Communication Ventures Ltd	31,861
7,300	*	Reliance Energy Ltd	63,355
123,419		Reliance Industries Ltd	1,841,555
44,391	*	Reliance Power Ltd	75,989
21,339		Rural Electrification Corp Ltd	85,010
52,315	*	Satyam Computer Services Ltd	106,033
29,052		Sesa Goa Ltd	91,944
10,263		Shriram Transport Finance Co Ltd	118,862
5,935		Siemens India Ltd	75,598
5,887		State Bank of India Ltd (GDR)	486,437
109,112		Sterlite Industries India Ltd	201,010
27,466		Sun Pharmaceuticals Industries Ltd	353,778
41,011		Tata Consultancy Services Ltd	1,001,115
124,856		Tata Motors Ltd	593,838
86,413		Tata Power Co Ltd	169,658
26,528		Tata Steel Ltd	192,519
15,791	*	Titan Industries Ltd	75,846
6,613		Ultra Tech Cement Ltd	244,800
80,876	*	Unitech Ltd	34,532
16,215	*	United Phosphorus Ltd	34,290
7,213	*	United Spirits Ltd	157,133

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

19,623		UTI Bank Ltd	$428,892
42,026		Wipro Ltd	271,634
41,309	*	ZEE Telefilms Ltd	145,063

		TOTAL INDIA	21,122,626

INDONESIA - 2.7%
1,687,000		Adaro Energy Tbk	239,252
948,000		Bank Rakyat Indonesia	726,460
1,871,000		Kalbe Farma Tbk PT	188,491
25,000		PT Astra Agro Lestari Tbk	54,318
1,753,500		PT Astra International Tbk	1,463,673
1,065,500		PT Bank Central Asia Tbk	906,803
281,266		PT Bank Danamon Indonesia Tbk	178,306
796,771		PT Bank Mandiri Persero Tbk	680,665
632,693		PT Bank Negara Indonesia	252,453
1,212,500		PT Bumi Resources Tbk	82,763
580,000		PT Charoen Pokphand Indonesia Tbk	187,796
122,500		PT Excelcomindo Pratama	87,144
40,000		PT Gudang Garam Tbk	203,974
57,000		PT Indo Tambangraya Megah	240,028
123,000		PT Indocement Tunggal Prakarsa Tbk	273,012
373,500		PT Indofood Sukses Makmur Tbk	220,996
75,000		PT Indosat Tbk	50,603
170,000		PT International Nickel Indonesia Tbk	47,445
146,000		PT Jasa Marga Tbk	87,923
941,000		PT Perusahaan Gas Negara	453,850
251,500		PT Semen Gresik Persero Tbk	388,825
108,500		PT Tambang Batubara Bukit Asam Tbk	179,943
880,000		PT Telekomunikasi Indonesia Tbk (Series B)	893,780
125,500		PT Unilever Indonesia Tbk	339,431
140,000		PT United Tractors Tbk	305,690

		TOTAL INDONESIA	8,733,624

KOREA, REPUBLIC OF - 14.7%
282		Amorepacific Corp	320,451
15,100		BS Financial Group	170,913
9,150		Celltrion, Inc	225,354
4,286		Cheil Industries, Inc	366,907
705		CJ CheilJedang Corp	221,221
1,401		CJ Corp	136,646
2,313		Daelim Industrial Co	160,752
6,580	*	Daewoo Engineering & Construction Co Ltd	55,943
2,820		Daewoo International Corp	108,177
12,142		Daewoo Securities Co Ltd	122,266
7,930		Daewoo Shipbuilding & Marine Engineering Co Ltd	169,815
1,337		DC Chemical Co Ltd	188,428
11,890		DGB Financial Group Co Ltd	150,245
3,702		Dongbu Insurance Co Ltd	167,752
2,170		Dongkuk Steel Mill Co Ltd	27,819
585		Doosan Corp	67,539
4,127		Doosan Heavy Industries and Construction Co Ltd	176,552
8,560	*	Doosan Infracore Co Ltd	126,138

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

1,842		E-Mart Co Ltd	$399,257
1,111		GLOVIS Co Ltd	231,041
2,957		GS Engineering & Construction Corp	166,175
5,530		GS Holdings Corp	347,343
19,970		Hana Financial Group, Inc	580,949
6,497	*	Hankook Tire Co Ltd	274,034
6,320		Hanwha Chemical Corp	104,809
3,331		Hanwha Corp	95,018
1,229		Honam Petrochemical Corp	251,151
45,640	*	Hynix Semiconductor, Inc	1,038,985
1,923		Hyosung Corp	105,909
1,305		Hyundai Department Store Co Ltd	161,921
3,850		Hyundai Development Co	69,107
5,664		Hyundai Engineering & Construction Co Ltd	340,767
3,605		Hyundai Heavy Industries	755,468
2,778		Hyundai Hysco	110,917
5,650		Hyundai Marine & Fire Insurance Co Ltd	182,345
2,900	*	Hyundai Merchant Marine Co Ltd	69,783
764		Hyundai Mipo Dockyard	81,474
5,936		Hyundai Mobis	1,508,604
13,432		Hyundai Motor Co	2,760,526
3,259		Hyundai Motor Co Ltd (2nd Preference)	213,153
2,035		Hyundai Motor Co Ltd (Preference)	124,524
7,160		Hyundai Securities Co	54,901
4,809		Hyundai Steel Co	345,536
1,329		Hyundai Wia Corp	214,315
14,410		Industrial Bank of Korea	158,410
9,080		Kangwon Land, Inc	211,331
32,086		KB Financial Group, Inc	1,091,106
331		KCC Corp	92,830
23,077		Kia Motors Corp	1,279,381
2,790		Korea Aerospace Industries Ltd	70,050
23,190	*	Korea Electric Power Corp	601,501
24,130	*	Korea Exchange Bank	167,247
2,045		Korea Gas Corp	143,484
2,820		Korea Investment Holdings Co Ltd	96,399
1,139		Korea Kumho Petrochemical	111,748
12,630		Korea Life Insurance Co Ltd	89,017
726		Korea Zinc Co Ltd	297,401
2,960	*	Korean Air Lines Co Ltd	132,720
3,050	m	KP Chemical Corp	30,189
3,180		KT Corp	107,950
9,831		KT&G Corp	748,099
4,032		LG Chem Ltd	1,131,054
644		LG Chem Ltd (Preference)	57,577
8,155		LG Corp	497,338
9,252		LG Electronics, Inc	643,679
817		LG Household & Health Care Ltd	479,819
725	*	LG Innotek Co Ltd	49,992
19,520		LG Telecom Ltd	124,659
20,190	*	LG.Philips LCD Co Ltd	599,188
47		Lotte Confectionery Co Ltd	67,673

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES	COMPANY	VALUE

887	Lotte Shopping Co Ltd	$274,244
1,379	LS Cable Ltd	112,605
1,029	LS Industrial Systems Co Ltd	64,259
1,126	Mando Corp	148,312
1,399	Mirae Asset Securities Co Ltd	37,900
1,300	NCsoft	249,222
3,566	NHN Corp	824,852
318	Orion Corp	298,645
187	Pacific Corp	80,589
5,802	POSCO	1,823,885
1,241	S1 Corp (Korea)	74,804
3,578	Samsung Card Co	138,228
10,823	Samsung Corp	587,874
5,195	Samsung Electro-Mechanics Co Ltd	444,289
9,640	Samsung Electronics Co Ltd	11,568,360
1,801	Samsung Electronics Co Ltd (Preference)	1,307,415
2,569	Samsung Engineering Co Ltd	335,339
3,143	Samsung Fire & Marine Insurance Co Ltd	686,132
13,840	Samsung Heavy Industries Co Ltd	422,377
5,369	Samsung Life Insurance Co Ltd	462,391
3,010	Samsung SDI Co Ltd	377,339
5,186	Samsung Securities Co Ltd	232,000
3,209	Samsung Techwin Co Ltd	167,769
37,416	Shinhan Financial Group Co Ltd	1,284,207
495	Shinsegae Co Ltd	88,452
1,974	SK C&C Co Ltd	173,052
2,267	SK Corp	315,537
5,746	SK Energy Co Ltd	844,584
9,310	SK Networks Co Ltd	81,437
474	SK Telecom Co Ltd	66,955
4,000	SK Telecom Co Ltd (ADR)	62,520
4,646	S-Oil Corp	424,837
4,340	Woongjin Coway Co Ltd	157,985
30,830	Woori Finance Holdings Co Ltd	291,040
9,301	Woori Investment & Securities Co Ltd	89,793
687	Yuhan Corp	118,742

	TOTAL KOREA, REPUBLIC OF	47,348,743

MALAYSIA - 3.7%
86,900	AirAsia BHD	86,251
79,600	Alliance Financial Group BHD	106,191
161,400	AMMB Holdings BHD	337,471
10,200	Asiatic Development BHD	30,071
95,600	Berjaya Corp BHD	20,047
68,100	Berjaya Sports Toto BHD	99,266
8,400	British American Tobacco Malaysia BHD	174,079
144,800	Bumi Armada BHD	186,072
434,700	Bumiputra-Commerce Holdings BHD	1,086,386
258,700	Digi.Com BHD	450,116
99,200	Felda Global Ventures Holdings BHD	152,415
126,000	Gamuda BHD	149,001
176,700	Genting BHD	512,029

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

44,920		Hong Leong Bank BHD	$216,271
9,500		Hong Leong Credit BHD	40,154
185,700	*	IHH Healthcare BHD	199,217
91,300		IJM Corp BHD	149,848
272,400		IOI Corp BHD	451,582
39,200		Kuala Lumpur Kepong BHD	275,252
28,700		Lafarge Malayan Cement BHD	91,866
390,968		Malayan Banking BHD	1,156,577
25,900		Malaysia Airports Holdings BHD	49,402
25,500		Malaysia Marine and Heavy Engineering Sdn BHD	40,332
198,700		Maxis BHD	453,693
61,400	*	MISC BHD	85,283
28,000		MMC Corp BHD	23,904
33,131		Parkson Holdings BHD	52,653
240,800		Petronas Chemicals Group BHD	512,901
53,600		Petronas Dagangan BHD	387,917
49,000		Petronas Gas BHD	314,720
30,600		PPB Group BHD	135,051
100,000		Public Bank BHD (Foreign)	521,339
247,500		Resorts World BHD	291,210
55,132		RHB Capital BHD	135,501
248,000	*	Sapurakencana Petroleum BHD	203,761
261,900		Sime Darby BHD	840,120
28,600		SP Setia BHD	33,896
94,300		Telekom Malaysia BHD	184,877
242,950		Tenaga Nasional BHD	552,736
221,300		TM International BHD	473,649
82,400	*	UEM Land Holdings BHD	57,085
43,000		UMW Holdings BHD	140,136
393,500		YTL Corp BHD	225,434
152,300		YTL Power International BHD	81,342

		TOTAL MALAYSIA	11,767,104

MEXICO - 5.0%
253,850	e	Alfa S.A. de C.V. (Class A)	468,190
3,432,670	e	America Movil S.A. de C.V. (Series L)	4,359,653
919,382	*,e	Cemex S.A. de C.V.	833,440
39,960		Coca-Cola Femsa S.A. de C.V.	512,180
91,286	e	Compartamos SAB de C.V.	122,491
21,300	e	El Puerto de Liverpool SAB de C.V.	190,893
28,725		Embotelladoras Arca SAB de C.V.	208,428
174,037		Fomento Economico Mexicano S.A. de C.V.	1,567,317
32,228		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	154,396
145,320	e	Grupo Bimbo S.A. de C.V. (Series A)	338,496
47,798		Grupo Carso S.A. de C.V. (Series A1)	172,991
162,387		Grupo Financiero Banorte S.A. de C.V.	902,219
174,132		Grupo Financiero Inbursa S.A.	463,723
344,256		Grupo Mexico S.A. de C.V. (Series B)	1,103,176
61,052	e	Grupo Modelo S.A. (Series C)	538,063
231,526	e	Grupo Televisa S.A.	1,052,423
12,127		Industrias Penoles S.A. de C.V.	604,174
142,242		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	341,537

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

92,596	e	Mexichem SAB de C.V.	$458,878
58,240	*	Minera Frisco SAB de C.V.	231,777
474,289		Wal-Mart de Mexico S.A. de C.V. (Series V)	1,400,699

		TOTAL MEXICO	16,025,144

MOROCCO - 0.1%
3,391		Attijariwafa Bank	127,724
8,227		Douja Promotion Groupe Addoha S.A.	59,491
5,745		Maroc Telecom	72,300

		TOTAL MOROCCO	259,515

PERU - 0.5%
17,122		Cia de Minas Buenaventura S.A. (ADR) (Series B)	612,283
5,972		Credicorp Ltd (NY)	772,418
184,151		Volcan Cia Minera S.A.	179,781

		TOTAL PERU	1,564,482

PHILIPPINES - 0.9%
164,100		Aboitiz Equity Ventures Inc	192,037
172,000		Aboitiz Power Corp	138,151
380,000		Alliance Global Group, Inc	137,035
15,538		Ayala Corp	166,793
439,800		Ayala Land, Inc	251,375
128,186	*	Banco de Oro Universal Bank	198,902
53,474		Bank of the Philippine Islands	105,016
67,190		DMCI Holdings, Inc	87,988
2,180		Globe Telecom, Inc	60,247
64,720		International Container Term Services, Inc	111,413
29,160		Jollibee Foods Corp	74,822
12,280		Manila Electric Co	83,176
18,581		Metropolitan Bank & Trust	42,845
4,100		Philippine Long Distance Telephone Co	263,134
652,500		PNOC Energy Development Corp	105,647
44,390		San Miguel Corp	117,437
19,649		SM Investments Corp	382,720
562,675		SM Prime Holdings	197,757
74,400		Universal Robina	129,748

		TOTAL PHILIPPINES	2,846,243

POLAND - 1.4%
4,266		Asseco Poland S.A.	53,453
1,350		Bank Handlowy w Warszawie S.A.	39,396
14,307	*	Bank Millennium S.A.	18,956
9,862		Bank Pekao S.A.	473,730
974	*	BRE Bank S.A.	92,038
11,738	*	Cyfrowy Polsat S.A.	53,258
6,209		Enea S.A.	30,000
4,121		Eurocash S.A.	50,565
11,764	*	Grupa Lotos S.A.	124,301
2,007		Jastrzebska Spolka Weglowa S.A.	54,693
11,970		KGHM Polska Miedz S.A.	603,228
274,184	*	Polish Oil & Gas Co	339,661

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

65,671		Polska Grupa Energetyczna S.A.	$356,329
32,984	*	Polski Koncern Naftowy Orlen S.A.	452,068
65,216		Powszechna Kasa Oszczednosci Bank Polski S.A.	729,014
4,932		Powszechny Zaklad Ubezpieczen S.A.	576,928
26,578		Synthos S.A.	44,320
84,141		Tauron Polska Energia S.A.	116,370
64,159		Telekomunikacja Polska S.A.	243,297
5,414		TVN S.A.	11,868

		TOTAL POLAND	4,463,473

RUSSIA - 5.7%
8,449		AFK Sistema (GDR)	155,568
42,000	*	Federal Grid Co Unified Energy System JSC (GDR)	155,526
185,000	d	Gazprom (ADR)	1,690,900
303,214		Gazprom OAO (ADR)	2,785,016
2,919		Gazpromneft OAO (ADR)	72,251
5,497	*	IDGC Holding JSC (ADR)	66,239
8,500		LSR Group (GDR)	41,104
48,716		LUKOIL (ADR)	2,956,491
21,542		Magnit OAO (GDR)	767,008
6,634	e	Mechel Steel Group OAO (ADR)	42,126
40,035		MMC Norilsk Nickel (ADR)	615,359
42,619		Mobile TeleSystems (ADR)	730,490
8,971		NovaTek OAO (GDR)	1,027,124
3,178		Novolipetsk Steel (GDR)	60,209
131,234		Rosneft Oil Co (GDR)	975,107
15,640		Rostelecom (ADR)	359,800
94,408		RusHydro (ADR)	224,912
198,695		Sberbank of Russian Federation (ADR)	2,349,657
10,434		Severstal (GDR)	126,719
120,610		Surgutneftegaz (ADR)	1,055,443
23,550		Tatneft (GDR)	915,745
3,793		TMK OAO (GDR)	56,327
21,889		Uralkali (GDR)	860,506
95,225		VTB Bank OJSC (GDR)	329,778

		TOTAL RUSSIA	18,419,405

SOUTH AFRICA - 7.5%
26,509		ABSA Group Ltd	425,017
64,240		African Bank Investments Ltd	217,365
8,029		African Rainbow Minerals Ltd	168,354
5,424	e	Anglo Platinum Ltd	252,159
33,599		AngloGold Ashanti Ltd	1,135,153
24,198		Aspen Pharmacare Holdings Ltd	441,606
2,302	e	Assore Ltd	95,047
30,706		Aveng Ltd	109,570
17,816		Barloworld Ltd	144,374
25,395		Bidvest Group Ltd	606,151
20,167		Discovery Holdings Ltd	129,028
274,218		FirstRand Ltd	911,391
16,741		Foschini Ltd	243,060
63,977		Gold Fields Ltd	794,851

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

147,975		Growthpoint Properties Ltd	$402,933
32,231		Harmony Gold Mining Co Ltd	264,066
46,338	e	Impala Platinum Holdings Ltd	835,447
14,830		Imperial Holdings Ltd	337,069
19,817		Investec Ltd	116,842
6,904		Kumba Iron Ore Ltd	431,808
15,249	e	Kumba Resources Ltd	304,923
8,756		Liberty Holdings Ltd	101,529
81,967		Life Healthcare Group Holdings Pte Ltd	310,013
9,078		Massmart Holdings Ltd	182,610
78,518		Metropolitan Holdings Ltd	189,454
8,508	*	Mittal Steel South Africa Ltd	32,800
19,774		Mr Price Group Ltd	305,482
148,209		MTN Group Ltd	2,678,056
34,105		Naspers Ltd (N Shares)	2,214,631
17,315		Nedbank Group Ltd	357,034
72,157		Network Healthcare Holdings Ltd	149,796
14,159	e	Northam Platinum Ltd	53,119
17,212		Pick’n Pay Stores Ltd	84,353
40,657		PPC Ltd	135,935
238,306		Redefine Income Fund Ltd	247,358
39,116		Remgro Ltd	670,093
14,016		Reunert Ltd	123,432
59,167		RMB Holdings Ltd	259,940
43,847		RMI Holdings	114,417
154,730		Sanlam Ltd	691,466
49,561	*,e	Sappi Ltd	140,566
53,891		Sasol Ltd	2,295,760
37,146		Shoprite Holdings Ltd	763,908
14,148		Spar Group Ltd	198,313
106,475		Standard Bank Group Ltd	1,314,776
99,387	*,e	Steinhoff International Holdings Ltd	334,389
14,130		Tiger Brands Ltd	449,266
36,570		Truworths International Ltd	398,230
31,369		Vodacom Group Pty Ltd	395,165
64,032		Woolworths Holdings Ltd	483,440

		TOTAL SOUTH AFRICA	24,041,545

TAIWAN - 10.2%
209,000	*	Acer, Inc	161,337
543,372		Advanced Semiconductor Engineering, Inc	410,045
26,900		Advantech Co Ltd	92,942
4,000		Airtac International Group	18,729
179,849		Asia Cement Corp	223,984
60,500		Asustek Computer, Inc	647,255
635,000	*	AU Optronics Corp	240,392
71,840		Capital Securities Corp	23,857
48,000		Catcher Technology Co Ltd	208,335
613,664		Cathay Financial Holding Co Ltd	615,309
382,098		Chang Hwa Commercial Bank	192,604
158,296		Cheng Shin Rubber Industry Co Ltd	398,356
28,410		Cheng Uei Precision Industry Co Ltd	62,833

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

34,380		Chicony Electronics Co Ltd	$75,367
175,333	*	China Airlines	68,366
1,071,754	*	China Development Financial Holding Corp	239,198
141,675	*	China Life Insurance Co Ltd (Taiwan)	110,320
23,000		China Motor Corp	20,612
108,600		China Petrochemical Development Corp	75,399
1,099,919		China Steel Corp	944,474
980,119		Chinatrust Financial Holding Co	539,503
347,600		Chunghwa Telecom Co Ltd	1,087,602
31,000		Clevo Co	40,485
365,000		Compal Electronics, Inc	229,591
51,000		CTCI Corp	101,344
156,000		Delta Electronics, Inc	532,131
323,920		E.Sun Financial Holding Co Ltd	162,099
62,000		Epistar Corp	98,491
50,000		Eternal Chemical Co Ltd	38,891
109,100	*	Eva Airways Corp	63,242
114,299	*	Evergreen Marine Corp Tawain Ltd	58,828
22,000		Everlight Electronics Co Ltd	22,927
63,992		Far Eastern Department Stores Co Ltd	60,149
263,895		Far Eastern Textile Co Ltd	272,828
141,000		Far EasTone Telecommunications Co Ltd	325,477
19,000		Farglory Land Development Co Ltd	31,972
51,000		Feng Hsin Iron & Steel Co	80,611
591,860		First Financial Holding Co Ltd	335,785
276,000		Formosa Chemicals & Fibre Corp	653,140
2,310		Formosa International Hotels Corp	24,678
149,000		Formosa Petrochemical Corp	433,104
350,000		Formosa Plastics Corp	952,749
60,000		Formosa Taffeta Co Ltd	52,847
63,722		Foxconn Technology Co Ltd	220,967
516,812		Fubon Financial Holding Co Ltd	529,491
671,800		Fuhwa Financial Holdings Co Ltd	303,161
22,000		Giant Manufacturing Co Ltd	113,634
61,500		High Tech Computer Corp	443,794
24,000		Highwealth Construction Corp	34,958
13,752		Hiwin Technologies Corp	88,318
870,930		Hon Hai Precision Industry Co, Ltd	2,640,691
20,000		Hotai Motor Co Ltd	142,245
485,119		Hua Nan Financial Holdings Co Ltd	254,642
463,694	*	InnoLux Display Corp	172,697
114,000	*	Inotera Memories, Inc	15,459
200,060		Inventec Co Ltd	68,356
21,000		Kinsus Interconnect Technology Corp	57,617
8,000		Largan Precision Co Ltd	170,146
29,042		LEE Chang Yung Chem IND Corp	29,991
187,152		Lite-On Technology Corp	238,098
254,127		Macronix International	66,021
101,352		MediaTek, Inc	1,124,285
707,642		Mega Financial Holding Co Ltd	514,026
12,649	*	Motech Industries, Inc	9,743
18,513		MStar Semiconductor, Inc	156,607

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

35,553	*	Nan Kang Rubber Tire Co Ltd	$41,067
410,000		Nan Ya Plastics Corp	722,112
11,210		Nan Ya Printed Circuit Board Corp	12,854
44,000		Novatek Microelectronics Corp Ltd	165,481
129,000	*	Pegatron Technology Corp	162,639
9,000		Phison Electronics Corp	69,047
193,000		Pou Chen Corp	195,110
62,000		Powertech Technology, Inc	96,181
52,000		President Chain Store Corp	256,992
57,000		Prime View International Co Ltd	45,849
218,000		Quanta Computer, Inc	497,537
35,810		Radiant Opto-Electronics Corp	148,733
32,411		Realtek Semiconductor Corp	60,933
11,000		Richtek Technology Corp	59,795
40,476		Ruentex Development Co Ltd	67,789
32,461		Ruentex Industries Ltd	73,129
503,934	*	Shin Kong Financial Holding Co Ltd	130,363
258,000		Siliconware Precision Industries Co	250,706
20,490		Simplo Technology Co Ltd	101,059
28,750		Sino-American Silicon Products, Inc	27,739
507,040		SinoPac Financial Holdings Co Ltd	195,913
21,600		Standard Foods Corp	55,299
115,000		Synnex Technology International Corp	243,087
590,590		Taishin Financial Holdings Co Ltd	210,973
205,363	*	Taiwan Business Bank	57,078
277,914		Taiwan Cement Corp	355,856
479,165		Taiwan Cooperative Financial Holding	249,092
63,000		Taiwan Fertilizer Co Ltd	149,934
58,129		Taiwan Glass Industrial Corp	55,546
149,200		Taiwan Mobile Co Ltd	520,500
2,158,000		Taiwan Semiconductor Manufacturing Co Ltd	6,575,554
167,000		Teco Electric and Machinery Co Ltd	113,388
19,626		TPK Holding Co Ltd	246,165
18,000		Transcend Information, Inc	45,243
29,760		Tripod Technology Corp	57,462
44,540		TSRC Corp	90,862
86,000		Tung Ho Steel Enterprise Corp	81,493
40,000		U-Ming Marine Transport Corp	60,607
106,000		Unimicron Technology Corp	108,305
362,754		Uni-President Enterprises Corp	640,409
1,088,000		United Microelectronics Corp	403,424
202,000	*	Walsin Lihwa Corp	55,227
41,000	*	Wan Hai Lines Ltd	20,043
126,795	*	Wintek Corp	50,027
178,044		Wistron Corp	170,798
123,500		WPG Holdings Co Ltd	148,960
86,700	*	Yang Ming Marine Transport	33,807
64,000		Yulon Motor Co Ltd	111,471
11,550		Zhen Ding Technology Holding Ltd	30,494

		TOTAL TAIWAN	32,745,267

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

THAILAND - 2.1%
74,800		Advanced Info Service PCL	$480,543
109,400		Bangkok Bank PCL (Foreign)	643,019
107,500		Bank of Ayudhya PCL	104,567
12,700		Banpu PCL	165,742
80,700		BEC World PCL (Foreign)	154,690
188,300		Charoen Pokphand Foods PCL	215,960
381,200		CP Seven Eleven PCL	492,890
40,900		Glow Energy PCL	95,168
89,778		Indorama Ventures PCL (Foreign)	78,354
1,348,800		IRPC PCL	188,342
151,700		Kasikornbank PCL (Foreign)	887,102
274,650		Krung Thai Bank PCL	161,295
112,200		PTT Exploration & Production PCL	605,331
105,541		PTT Global Chemical PCL	209,041
91,100		PTT PCL	941,881
7,700		Siam Cement PCL	93,644
25,300		Siam Cement PCL (Foreign)	341,901
127,800		Siam Commercial Bank PCL	668,112
107,900		Thai Oil PCL	233,754

		TOTAL THAILAND	6,761,336

TURKEY - 1.8%
159,966		Akbank TAS	771,833
16,863		Anadolu Efes Biracilik Ve Malt Sanayii AS	253,285
17,630		Arcelik AS	116,521
33,814	*	Asya Katilim Bankasi AS	37,951
9,118		BIM Birlesik Magazalar AS	423,570
4,071		Coca-Cola Icecek AS	79,103
43,965		Emlak Konut Gayrimenkul Yatiri	65,487
26,956		Enka Insaat ve Sanayi AS	71,588
80,875		Eregli Demir ve Celik Fabrikalari TAS	96,098
5,029		Ford Otomotiv Sanayi AS	51,585
70,004		Haci Omer Sabanci Holding AS	369,674
54,468		KOC Holding AS	255,901
2,746		Koza Altin Isletmeleri AS	59,832
9,678		TAV Havalimanlari Holding AS	48,066
15,882		Tupras Turkiye Petrol Rafine	388,443
30,964	*	Turk Hava Yollari	71,722
27,448		Turk Sise ve Cam Fabrikalari AS	40,128
43,999		Turk Telekomunikasyon AS	171,983
66,875	*	Turkcell Iletisim Hizmet AS	408,577
207,220		Turkiye Garanti Bankasi AS	990,089
26,495		Turkiye Halk Bankasi AS	233,753
140,952		Turkiye Is Bankasi (Series C)	479,941
65,687		Turkiye Vakiflar Bankasi Tao	154,726
74,181	*	Yapi ve Kredi Bankasi	190,540

		TOTAL TURKEY	5,830,396

UKRAINE - 0.0%
3,436	*	Kernel Holding S.A.	71,833

		TOTAL UKRAINE	71,833

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

UNITED STATES - 1.2%
13,996		Southern Copper Corp (NY)			$533,248
79,000		Vanguard Emerging Markets ETF			3,277,710

		TOTAL UNITED STATES			3,810,958

		TOTAL COMMON STOCKS			312,346,838

		(Cost $309,759,931)

PREFERRED STOCKS - 0.8%

BRAZIL - 0.8%
65,907		Ambev Cia De Bebidas Das			2,693,326

		TOTAL BRAZIL			2,693,326

PHILIPPINES - 0.0%
307,700	m	Ayala Land, Inc (Preferred B)			747

		TOTAL PHILIPPINES			747

		TOTAL PREFERRED STOCKS			2,694,073

		(Cost $2,063,933)

RIGHTS / WARRANTS - 0.0%
MALAYSIA - 0.0%
21,466		YTL Power International BHD			2,925

		TOTAL MALAYSIA			2,925

		TOTAL RIGHTS / WARRANTS			2,925

		(Cost $1,404)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 7.4%
TREASURY DEBT - 2.2%
$7,000,000		United States Treasury Bill	0.095%	12/13/12	6,999,224

		TOTAL TREASURY DEBT			6,999,224

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.2%
16,761,262	c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			16,761,262

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			16,761,262

		TOTAL SHORT-TERM INVESTMENTS			23,760,486

		(Cost $23,760,486)

		TOTAL INVESTMENTS - 105.3%			338,804,322
		(Cost $335,585,754)
		OTHER ASSETS & LIABILITIES, NET - (5.3)%			(17,097,352)

		NET ASSETS - 100.0%			$321,706,970

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
GDR Global Depositary Receipt

*	Non-income producing
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $15,836,635.
m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

FINANCIALS	$82,848,961	25.7%
INFORMATION TECHNOLOGY	42,586,290	13.2
ENERGY	40,430,063	12.6
MATERIALS	37,022,785	11.5
CONSUMER STAPLES	27,028,279	8.4
TELECOMMUNICATION SERVICES	25,011,615	7.8
CONSUMER DISCRETIONARY	24,774,382	7.7
INDUSTRIALS	20,016,122	6.2
UTILITIES	11,289,830	3.5
HEALTH CARE	4,035,509	1.3
SHORT-TERM INVESTMENTS	23,760,486	7.4
OTHER ASSETS & LIABILITIES, NET	(17,097,352)	(5.3)

NET ASSETS	$321,706,970	100.0%

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2012

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.1%

AUSTRALIA - 8.8%
186,404		AGL Energy Ltd	$2,811,120
117,314	e	ALS Ltd	1,126,159
804,913	e	Alumina Ltd	803,481
414,994		Amcor Ltd	3,399,756
996,795		AMP Ltd	4,742,496
216,448		APA Group	1,158,543
334,421		Asciano Group	1,582,811
921,599		Australia & New Zealand Banking Group Ltd	24,312,930
60,000		Australian Stock Exchange Ltd	1,847,411
136,313	e	Bendigo Bank Ltd	1,141,705
1,109,231		BHP Billiton Ltd	39,272,775
261,495	e	Boral Ltd	973,952
534,943		Brambles Ltd	4,027,972
47,580		Caltex Australia Ltd	840,726
437,297		Centro Retail Australia (REIT)	974,987
691,784		CFS Gandel Retail Trust	1,401,676
196,775		Coca-Cola Amatil Ltd	2,745,360
19,566	e	Cochlear Ltd	1,444,982
547,556		Commonwealth Bank of Australia	32,790,668
152,788		Computershare Ltd	1,375,958
137,204		Crown Ltd	1,382,863
175,871		CSL Ltd	8,674,076
1,593,413		DB RREEF Trust	1,626,289
260,205		Echo Entertainment Group Ltd	945,687
483,255	e	Fortescue Metals Group Ltd	2,036,258
491,588		GPT Group (ASE)	1,815,363
178,998	e	Harvey Norman Holdings Ltd	353,573
144,436	e	Iluka Resources Ltd	1,481,518
560,167		Incitec Pivot Ltd	1,834,708
716,232		Insurance Australia Group Ltd	3,405,867
709,876	e	John Fairfax Holdings Ltd	290,630
52,831	e	Leighton Holdings Ltd	980,285
186,892		Lend Lease Corp Ltd	1,677,868
547,663	*,e	Lynas Corp Ltd	413,213
533,574		Macquarie Goodman Group	2,449,479
114,294		Macquarie Group Ltd	3,775,310
291,879	e	Metcash Ltd	1,108,716
1,173,532		Mirvac Group	1,830,962
770,172		National Australia Bank Ltd	20,582,631
263,105		Newcrest Mining Ltd	7,256,420
125,569		Orica Ltd	3,270,921
374,298		Origin Energy Ltd	4,405,904
104,834		Oxiana Ltd	889,518
401,504	*	Qantas Airways Ltd	553,540

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

406,733		QBE Insurance Group Ltd	$5,556,763
585,408		QR National Ltd	2,270,796
45,922		Ramsay Health Care Ltd	1,132,485
150,002		Rio Tinto Ltd	8,843,466
327,893		Santos Ltd	3,909,521
59,125	e	Sims Group Ltd	577,748
128,339		Sonic Healthcare Ltd	1,730,642
598,153		SP AusNet	658,065
772,700		Stockland Trust Group	2,772,455
443,762		Suncorp-Metway Ltd	4,322,478
126,429		Sydney Airport	444,686
252,740	e	Tabcorp Holdings Ltd	744,293
474,794		Tattersall’s Ltd	1,378,953
1,496,915		Telstra Corp Ltd	6,432,986
235,962	e	Toll Holdings Ltd	1,087,033
450,410		Transurban Group	2,842,788
346,037		Wesfarmers Ltd	12,474,397
741,498		Westfield Group	8,196,602
995,662		Westfield Retail Trust	3,197,141
1,050,897		Westpac Banking Corp	27,783,518
151,744	e	Whitehaven Coal Ltd	479,190
226,399		Woodside Petroleum Ltd	8,072,529
422,933		Woolworths Ltd	12,900,248
70,970		WorleyParsons Ltd	1,814,833

		TOTAL AUSTRALIA	321,440,683

AUSTRIA - 0.3%
25,160		Andritz AG.	1,516,106
74,968	*	Erste Bank der Oesterreichischen Sparkassen AG.	1,889,769
323,323		IMMOFINANZ Immobilien Anlagen AG.	1,249,827
24,160		Oest Elektrizitatswirts AG. (Class A)	563,354
50,830		OMV AG.	1,860,138
16,735	e	Raiffeisen International Bank Holding AG.	670,333
77,167		Telekom Austria AG.	486,137
38,108		Voestalpine AG.	1,199,948
13,460		Wiener Staedtische Allgemeine Versicherung AG.	578,359

		TOTAL AUSTRIA	10,013,971

BELGIUM - 1.1%
80,318		Ageas	2,047,715
52,295		Belgacom S.A.	1,528,903
26,235		Colruyt S.A.	1,199,415
35,071		Delhaize Group	1,342,763
27,148		Groupe Bruxelles Lambert S.A.	2,007,039
276,189		InBev NV	23,097,981
55,604		KBC Groep NV	1,308,003
10,403		Mobistar S.A.	275,205
20,362		Solvay S.A.	2,451,626
18,854		Telenet Group Holding NV	863,761
37,782	e	UCB S.A.	2,206,755
39,155	e	Umicore	2,012,110

		TOTAL BELGIUM	40,341,276

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.0%
343,000	e	Cosco Corp Singapore Ltd	$246,221
683,000	*,e	Foxconn International Holdings Ltd	236,963
626,000	e	Yangzijiang Shipbuilding	461,652

		TOTAL CHINA	944,836

DENMARK - 1.2%
189		AP Moller - Maersk AS (Class A)	1,252,280
453		AP Moller - Maersk AS (Class B)	3,161,781
36,852		Carlsberg AS (Class B)	3,180,995
7,872	e	Coloplast AS (Class B)	1,726,691
224,597	*	Danske Bank AS	3,513,523
65,238		DSV AS	1,467,471
140,081		Novo Nordisk AS (Class B)	22,457,146
83,780		Novozymes AS	2,314,754
169,360		TDC AS	1,167,688
8,403	e	TrygVesta AS	548,660
9,231	*	William Demant Holding	793,899

		TOTAL DENMARK	41,584,888

FINLAND - 0.7%
49,519		Elisa Oyj (Series A)	1,062,624
152,566		Fortum Oyj	2,823,694
21,612	e	Kesko Oyj (B Shares)	675,817
53,459		Kone Oyj (Class B)	3,833,495
44,053		Metso Oyj	1,549,277
43,212	e	Neste Oil Oyj	541,136
1,287,632	e	Nokia Oyj	3,461,782
38,572	e	Nokian Renkaat Oyj	1,606,399
47,144		OKO Bank (Class A)	643,113
33,162	e	Orion Oyj (Class B)	820,544
144,132		Sampo Oyj (A Shares)	4,519,050
189,353	e	Stora Enso Oyj (R Shares)	1,197,774
180,970		UPM-Kymmene Oyj	1,943,030
57,699		Wartsila Oyj (B Shares)	2,336,667

		TOTAL FINLAND	27,014,402

FRANCE - 8.7%
51,347		Accor S.A.	1,604,471
10,251		Aeroports de Paris	793,336
107,271		Air Liquide	12,663,553
789,632	*,e	Alcatel S.A.	807,385
70,972	e	Alstom RGPT	2,426,027
21,489		Arkema	1,960,862
18,731		Atos Origin S.A.	1,257,637
608,485		AXA S.A.	9,698,460
332,359		BNP Paribas	16,765,836
64,916	e	Bouygues S.A.	1,560,229
18,992		Bureau Veritas S.A.	2,017,079
50,812		Cap Gemini S.A.	2,137,581
198,505		Carrefour S.A.	4,794,021

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

19,017		Casino Guichard Perrachon S.A.	$1,660,012
18,699		Christian Dior S.A.	2,686,458
49,551		CNP Assurances	700,203
135,749		Compagnie de Saint-Gobain	4,781,797
54,697	*,e	Compagnie Generale de Geophysique S.A.	1,780,653
69,167		Compagnie Generale d’Optique Essilor International S.A.	6,237,031
344,376	*	Credit Agricole S.A.	2,599,425
21,198	e	Dassault Systemes S.A.	2,236,476
58,318	e	Edenred	1,687,669
82,713		Electricite de France	1,750,305
9,927		Eurazeo	455,063
45,411		Eutelsat Communications	1,454,099
8,946		Fonciere Des Regions	720,044
636,992		France Telecom S.A.	7,119,982
439,192		Gaz de France	10,080,484
7,292		Gecina S.A.	808,891
199,006		Groupe Danone	12,240,326
192,779		Groupe Eurotunnel S.A.	1,468,099
8,088		Icade	727,930
7,835		Iliad S.A.	1,207,320
11,214		Imerys S.A.	630,871
22,140	e	JC Decaux S.A.	468,684
33,738		Klepierre	1,251,454
64,363		Lafarge S.A.	3,773,566
40,902		Lagardere S.C.A.	1,119,836
81,320		Legrand S.A.	3,137,238
83,024		L’Oreal S.A.	10,581,201
87,297		LVMH Moet Hennessy Louis Vuitton S.A.	14,192,821
61,918		Michelin (C.G.D.E.) (Class B)	5,337,631
324,947	e	Natixis	1,066,504
72,864		Pernod-Ricard S.A.	7,847,217
77,882	*,e	Peugeot S.A.	499,576
25,996		PPR	4,582,789
61,051	e	Publicis Groupe S.A.	3,290,497
7,701	e	Remy Cointreau S.A.	798,731
66,241		Renault S.A.	2,970,176
35,740		Rexel S.A.	647,324
78,860		Safran S.A.	3,141,291
408,782		Sanofi-Aventis	35,902,263
179,392		Schneider Electric S.A.	11,232,549
56,117		SCOR	1,498,391
9,903		Societe BIC S.A.	1,208,398
240,348	*	Societe Generale	7,665,204
32,756	e	Sodexho Alliance S.A.	2,523,367
97,545		Suez Environnement S.A.	1,035,520
34,407	e	Technip S.A.	3,880,794
30,392		Thales S.A.	1,069,832
731,324		Total S.A.	36,836,941
31,519		Unibail	7,099,198
35,781		Vallourec	1,471,905
116,963		Veolia Environnement	1,157,710
158,266		Vinci S.A.	7,015,309

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

442,890		Vivendi Universal S.A.	$9,075,432
11,492		Wendel	1,013,136
11,793		Zodiac S.A.	1,209,189

		TOTAL FRANCE	317,121,289

GERMANY - 8.4%
71,776		Adidas-Salomon AG.	6,117,962
156,653		Allianz AG.	19,460,275
13,171		Axel Springer AG.	565,164
315,852		BASF AG.	26,200,029
284,391		Bayer AG.	24,796,917
113,888		Bayerische Motoren Werke AG.	9,104,884
18,394		Bayerische Motoren Werke AG. (Preference)	1,018,993
34,758		Beiersdorf AG.	2,528,634
17,702		Brenntag AG.	2,233,618
28,265		Celesio AG.	547,956
1,250,043	*	Commerzbank AG.	2,401,429
27,592		Continental AG.	2,777,135
311,771		Daimler AG. (Reg)	14,604,861
319,907		Deutsche Bank AG.	14,572,107
66,326		Deutsche Boerse AG.	3,593,929
79,336		Deutsche Lufthansa AG.	1,213,767
290,453		Deutsche Post AG.	5,758,513
965,364		Deutsche Telekom AG.	11,013,352
619,412		E.ON AG.	14,100,963
12,641	e	Fraport AG. Frankfurt Airport Services Worldwide	741,819
72,266		Fresenius Medical Care AG.	5,077,711
42,661		Fresenius SE	4,864,469
60,003		GEA Group AG.	1,877,372
20,730		Hannover Rueckversicherung AG.	1,460,496
48,514		HeidelbergCement AG.	2,578,124
44,885		Henkel KGaA	2,906,253
61,424		Henkel KGaA (Preference)	4,911,314
10,454	*	Hochtief AG.	519,289
8,682		Hugo Boss AG.	871,382
371,846		Infineon Technologies AG.	2,533,181
59,170		K&S AG.	2,804,339
30,552		Kabel Deutschland Holding AG.	2,204,452
28,679		Lanxess AG.	2,372,573
63,567		Linde AG.	10,697,214
14,614		MAN AG.	1,476,856
22,201		Merck KGaA	2,839,593
44,741		Metro AG.	1,289,814
61,746		Muenchener Rueckver AG.	9,935,147
52,689		Porsche AG.	3,511,936
31,062		ProSiebenSat.1 Media AG.	866,112
168,348		RWE AG.	7,704,396
12,998	e	RWE AG. (Preference)	538,630
13,680		Salzgitter AG.	591,607
316,601		SAP AG.	23,087,493
282,864		Siemens AG.	28,501,066
23,877	e	Suedzucker AG.	925,592

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

132,814		ThyssenKrupp AG.	$3,026,506
32,964	e	United Internet AG.	659,672
10,181		Volkswagen AG.	1,990,955
49,760		Volkswagen AG. (Preference)	10,331,454
5,306		Wacker Chemie AG.	300,008

		TOTAL GERMANY	306,607,313

GREECE - 0.1%
69,556		Coca Cola Hellenic Bottling Co S.A.	1,487,557
82,764		OPAP S.A.	528,999

		TOTAL GREECE	2,016,556

HONG KONG - 3.0%
3,523,600		AIA Group Ltd	13,895,199
67,500	e	ASM Pacific Technology	750,882
472,685	e	Bank of East Asia Ltd	1,746,224
1,274,500		BOC Hong Kong Holdings Ltd	3,907,689
427,000	e	Cathay Pacific Airways Ltd	771,180
479,000		Cheung Kong Holdings Ltd	7,060,248
174,000		Cheung Kong Infrastructure Holdings Ltd	1,019,439
622,000		CLP Holdings Ltd	5,299,676
750,000		First Pacific Co	833,835
510,000	*,e	Galaxy Entertainment Group Ltd	1,742,042
303,000	e	Hang Lung Group Ltd	1,790,923
772,000		Hang Lung Properties Ltd	2,673,120
262,800		Hang Seng Bank Ltd	4,027,845
327,505		Henderson Land Development Co Ltd	2,258,576
1,796,986		Hong Kong & China Gas Ltd	4,770,307
478,000		Hong Kong Electric Holdings Ltd	4,061,825
353,704	e	Hong Kong Exchanges and Clearing Ltd	5,805,220
204,540		Hopewell Holdings	735,292
1,793,300		Hutchison Port Holdings Trust	1,392,343
735,000		Hutchison Whampoa Ltd	7,200,404
216,792		Hysan Development Co Ltd	956,335
249,623		Kerry Properties Ltd	1,237,569
2,014,600	e	Li & Fung Ltd	3,360,680
172,000	e	Lifestyle International Holdings Ltd	366,641
780,008		Link Real Estate Investment Trust	3,876,134
492,643		MTR Corp	1,921,629
1,276,557		New World Development Ltd	1,964,088
1,334,999		Noble Group Ltd	1,425,413
493,284		NWS Holdings Ltd	743,427
74,800		Orient Overseas International Ltd	470,948
1,275,000		PCCW Ltd	513,655
546,192		Shangri-La Asia Ltd	1,054,393
1,022,136		Sino Land Co	1,823,547
676,000		SJM Holdings Ltd	1,465,050
541,052		Sun Hung Kai Properties Ltd	7,479,467
234,500		Swire Pacific Ltd (Class A)	2,773,625
522,762		Wharf Holdings Ltd	3,564,347
318,000		Wheelock & Co Ltd	1,387,093
62,414		Wing Hang Bank Ltd	660,679

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

259,000		Yue Yuen Industrial Holdings	$891,460

		TOTAL HONG KONG	109,678,449

INDIA - 0.0%
37,501	e	Vedanta Resources plc	689,045

		TOTAL INDIA	689,045

IRELAND - 0.6%
67,097	*,m	Anglo Irish Bank Corp plc	0
248,357		CRH plc	4,622,841
172,923	*	Elan Corp plc	1,881,942
151,162		James Hardie Industries NV	1,445,962
51,333		Kerry Group plc (Class A)	2,686,028
41,178	*	Ryanair Holdings plc	238,738
3,528	*	Ryanair Holdings plc (ADR)	113,778
193,054		Shire Ltd	5,428,591
434,788		WPP plc	5,619,749

		TOTAL IRELAND	22,037,629

ISRAEL - 0.6%
363,519	*	Bank Hapoalim Ltd	1,430,115
416,771	*	Bank Leumi Le-Israel	1,343,360
668,411		Bezeq Israeli Telecommunication Corp Ltd	814,317
1,655		Delek Group Ltd	314,706
151,951		Israel Chemicals Ltd	1,901,002
768		Israel Corp Ltd	521,911
12,608	*	Mellanox Technologies Ltd	951,494
42,550	*	Mizrahi Tefahot Bank Ltd	386,375
20,155	*	Nice Systems Ltd	673,230
323,833		Teva Pharmaceutical Industries Ltd	13,063,890

		TOTAL ISRAEL	21,400,400

ITALY - 2.1%
401,831		Assicurazioni Generali S.p.A.	6,543,427
40,252	e	Autogrill S.p.A.	412,032
113,398	e	Autostrade S.p.A.	1,875,604
3,466,635		Banca Intesa S.p.A.	5,584,375
310,415		Banca Intesa S.p.A. RSP	410,693
2,042,706	*,e	Banca Monte dei Paschi di Siena S.p.A.	564,667
295,658		Banche Popolari Unite Scpa	1,164,658
612,638	*	Banco Popolare Scarl	977,635
608,326		Enel Green Power S.p.A	1,036,129
2,263,607		Enel S.p.A.	8,524,168
874,693		ENI S.p.A.	20,127,479
21,015		Exor S.p.A.	542,338
294,617		Fiat Industrial S.p.A.	3,193,347
301,720	*	Fiat S.p.A.	1,476,618
144,965	*,e	Finmeccanica S.p.A.	718,942
40,242		Luxottica Group S.p.A.	1,535,953
243,440	e	Mediaset S.p.A.	427,630
175,936	e	Mediobanca S.p.A.	1,005,948
83,873	e	Pirelli & C S.p.A.	974,321

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

70,672		Prysmian S.p.A.	$1,362,621
91,082		Saipem S.p.A.	4,104,072
579,212	e	Snam Rete Gas S.p.A.	2,566,692
2,067,519		Telecom Italia RSP	1,655,597
3,226,902		Telecom Italia S.p.A.	2,977,187
448,049		Terna Rete Elettrica Nazionale S.p.A.	1,684,567
1,393,425	*	UniCredit S.p.A	6,163,355

		TOTAL ITALY	77,610,055

JAPAN - 19.1%
9,100		ABC-Mart, Inc	399,095
53,400	e	Advantest Corp	675,407
206,200	e	Aeon Co Ltd	2,248,926
22,300	e	Aeon Credit Service Co Ltd	473,799
23,800		Aeon Mall Co Ltd	617,322
49,000		Air Water, Inc	613,981
65,900		Aisin Seiki Co Ltd	1,924,565
222,000		Ajinomoto Co, Inc	3,389,478
13,900		Alfresa Holdings Corp	628,391
396,000	e	All Nippon Airways Co Ltd	838,699
124,000		Amada Co Ltd	629,633
194,000		Aozora Bank Ltd	547,083
133,100		Asahi Breweries Ltd	3,037,765
347,000		Asahi Glass Co Ltd	2,358,848
434,000		Asahi Kasei Corp	2,387,544
50,200		Asics Corp	729,544
152,900		Astellas Pharma, Inc	7,604,876
107,000	e	Bank of Kyoto Ltd	919,692
417,000		Bank of Yokohama Ltd	1,919,053
23,600		Benesse Corp	1,136,779
223,700		Bridgestone Corp	5,225,411
78,700		Brother Industries Ltd	742,224
389,800		Canon, Inc	12,668,366
80,500	e	Casio Computer Co Ltd	616,024
49,500		Central Japan Railway Co	4,259,673
255,000		Chiba Bank Ltd	1,489,497
55,000	e	Chiyoda Corp	888,434
221,700		Chubu Electric Power Co, Inc	2,284,446
76,958		Chugai Pharmaceutical Co Ltd	1,559,269
58,000	e	Chugoku Bank Ltd	798,225
102,400	e	Chugoku Electric Power Co, Inc	1,101,507
88,400		Citizen Watch Co Ltd	448,652
20,400		Coca-Cola West Japan Co Ltd	312,734
201,000	e	Cosmo Oil Co Ltd	357,503
54,400		Credit Saison Co Ltd	1,195,388
186,000	e	Dai Nippon Printing Co Ltd	1,318,005
97,000		Daicel Chemical Industries Ltd	582,377
96,000		Daido Steel Co Ltd	416,324
67,000	e	Daihatsu Motor Co Ltd	1,172,586
2,928		Dai-ichi Mutual Life Insurance Co	3,375,916
231,700		Daiichi Sankyo Co Ltd	3,546,410
80,700		Daikin Industries Ltd	2,233,951

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

53,000		Dainippon Sumitomo Pharma Co Ltd	$609,595
24,900		Daito Trust Construction Co Ltd	2,513,326
175,000		Daiwa House Industry Co Ltd	2,653,916
573,000	e	Daiwa Securities Group, Inc	2,285,789
36,700	e	Dena Co Ltd	1,145,439
164,000		Denki Kagaku Kogyo KK	506,387
167,300		Denso Corp	5,252,733
62,400		Dentsu, Inc	1,473,995
116,900		East Japan Railway Co	8,023,635
86,600		Eisai Co Ltd	3,852,977
40,300	e	Electric Power Development Co	1,032,238
20,700		FamilyMart Co Ltd	1,003,141
65,900		Fanuc Ltd	10,498,905
18,300		Fast Retailing Co Ltd	4,074,858
212,000	e	Fuji Electric Holdings Co Ltd	430,075
159,000		Fuji Folms Holdings Corp	2,683,979
202,000		Fuji Heavy Industries Ltd	1,947,301
640,000		Fujitsu Ltd	2,462,306
257,000		Fukuoka Financial Group, Inc	1,005,019
238,000		Furukawa Electric Co Ltd	474,615
33,600	e	Gree, Inc	585,705
131,000	e	GS Yuasa Corp	510,674
128,000		Gunma Bank Ltd	617,524
139,000		Hachijuni Bank Ltd	718,047
8,340	e	Hakuhodo DY Holdings, Inc	499,804
23,600	e	Hamamatsu Photonics KK	818,220
393,000		Hankyu Hanshin Holdings, Inc	2,175,603
88,000		Hino Motors Ltd	680,229
10,000	e	Hirose Electric Co Ltd	1,070,350
21,600	e	Hisamitsu Pharmaceutical Co, Inc	1,116,843
34,600		Hitachi Chemical Co Ltd	487,979
36,000	e	Hitachi Construction Machinery Co Ltd	591,861
20,700		Hitachi High-Technologies Corp	453,658
1,595,000		Hitachi Ltd	8,458,562
56,000		Hitachi Metals Ltd	524,649
67,000		Hokkaido Electric Power Co, Inc	551,775
60,500		Hokuriku Electric Power Co	600,861
561,000		Honda Motor Co Ltd	16,865,469
149,200		Hoya Corp	3,021,675
44,000	e	Ibiden Co Ltd	554,868
7,400		Idemitsu Kosan Co Ltd	636,894
753		Inpex Holdings, Inc	4,289,739
122,580		Isetan Mitsukoshi Holdings Ltd	1,199,883
442,000	e	Ishikawajima-Harima Heavy Industries Co Ltd	930,838
409,000		Isuzu Motors Ltd	2,163,438
519,000		Itochu Corp	5,194,961
8,400		Itochu Techno-Science Corp	434,582
88,000		Iyo Bank Ltd	680,394
169,400		J Front Retailing Co Ltd	880,913
21,000	*	Japan Airlines Co Ltd	999,624
9,700		Japan Petroleum Exploration Co	365,109
265		Japan Prime Realty Investment Corp	798,660

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

185		Japan Real Estate Investment Corp	$1,852,463
713		Japan Retail Fund Investment Corp	1,299,859
109,000		Japan Steel Works Ltd	646,132
309,800		Japan Tobacco, Inc	8,566,663
169,400	e	JFE Holdings, Inc	2,390,899
71,000		JGC Corp	2,442,784
223,000	e	Joyo Bank Ltd	1,079,213
91,500		JS Group Corp	2,022,906
59,500		JSR Corp	1,020,631
77,100		JTEKT Corp	578,988
719		Jupiter Telecommunications Co	977,220
772,500		JX Holdings, Inc	4,114,381
298,000	e	Kajima Corp	825,306
78,000		Kamigumi Co Ltd	629,071
93,000	e	Kaneka Corp	453,680
258,500		Kansai Electric Power Co, Inc	1,988,238
73,000	e	Kansai Paint Co Ltd	786,372
181,400		Kao Corp	5,095,809
500,000		Kawasaki Heavy Industries Ltd	1,028,561
313,000	*,e	Kawasaki Kisen Kaisha Ltd	396,747
92,600		KDDI Corp	7,193,192
161,000	e	Keihin Electric Express Railway Co Ltd	1,516,315
199,000	e	Keio Corp	1,510,270
93,000		Keisei Electric Railway Co Ltd	852,600
15,600		Keyence Corp	4,141,623
56,000		Kikkoman Corp	743,556
44,000		Kinden Corp	275,482
558,000	e	Kintetsu Corp	2,186,785
300,000		Kirin Brewery Co Ltd	3,765,938
828,000		Kobe Steel Ltd	726,865
34,000		Koito Manufacturing Co Ltd	422,328
321,400		Komatsu Ltd	6,734,816
34,400		Konami Corp	789,709
162,000		Konica Minolta Holdings, Inc	1,077,765
376,000	e	Kubota Corp	3,844,635
118,300		Kuraray Co Ltd	1,374,955
37,500	e	Kurita Water Industries Ltd	851,303
52,600		Kyocera Corp	4,626,622
87,000		Kyowa Hakko Kogyo Co Ltd	926,048
147,800	e	Kyushu Electric Power Co, Inc	1,120,732
20,700	e	Lawson, Inc	1,521,245
8,400		Mabuchi Motor Co Ltd	355,965
37,600	e	Makita Corp	1,488,614
570,000		Marubeni Corp	3,693,533
80,700		Marui Co Ltd	580,509
16,000	e	Maruichi Steel Tube Ltd	332,730
758,800	e	Matsushita Electric Industrial Co Ltd	4,602,547
908,000	*	Mazda Motor Corp	1,082,991
23,800	e	McDonald’s Holdings Co Japan Ltd	661,314
49,400		Mediceo Paltac Holdings Co Ltd	629,131
20,500		MEIJI Holdings Co Ltd	937,958
249,100		Millea Holdings, Inc	6,593,708

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

18,800		Miraca Holdings, Inc	$793,942
467,500		Mitsubishi Chemical Holdings Corp	1,851,566
484,000		Mitsubishi Corp	8,640,819
665,000		Mitsubishi Electric Corp	4,970,664
431,000		Mitsubishi Estate Co Ltd	8,529,726
132,000		Mitsubishi Gas Chemical Co, Inc	652,185
1,045,000		Mitsubishi Heavy Industries Ltd	4,401,623
43,000	e	Mitsubishi Logistics Corp	554,554
376,000		Mitsubishi Materials Corp	1,093,218
1,329,000	*,e	Mitsubishi Motors Corp	1,145,543
4,381,880		Mitsubishi UFJ Financial Group, Inc	19,823,485
19,410		Mitsubishi UFJ Lease & Finance Co Ltd	836,895
598,300		Mitsui & Co Ltd	8,433,172
316,000		Mitsui Chemicals, Inc	653,248
288,000		Mitsui Fudosan Co Ltd	5,821,848
383,000		Mitsui OSK Lines Ltd	918,024
174,200		Mitsui Sumitomo Insurance Group Holdings, Inc	2,954,221
1,070,000		Mitsui Trust Holdings, Inc	3,247,237
7,861,707		Mizuho Financial Group, Inc	12,301,053
69,600	e	Murata Manufacturing Co Ltd	3,385,738
35,000	e	Nabtesco Corp	653,204
60,500		Namco Bandai Holdings, Inc	950,638
900,000	*,e	NEC Corp	1,726,245
36,500	*	Nexon Co Ltd	445,139
91,000		NGK Insulators Ltd	1,014,643
59,088	e	NGK Spark Plug Co Ltd	661,701
53,300		NHK Spring Co Ltd	445,158
37,400	e	Nidec Corp	2,661,547
117,100		Nikon Corp	2,987,138
36,500		Nintendo Co Ltd	4,712,134
210		Nippon Building Fund, Inc	2,256,077
136,000		Nippon Electric Glass Co Ltd	692,193
283,000		Nippon Express Co Ltd	1,035,633
57,000	e	Nippon Meat Packers, Inc	707,376
37,700	e	Nippon Paper Group, Inc	431,154
2,615,000		Nippon Steel Corp	5,772,146
150,200		Nippon Telegraph & Telephone Corp	6,868,361
560,000		Nippon Yusen Kabushiki Kaisha	1,067,437
222,000		Nishi-Nippon City Bank Ltd	506,209
856,300		Nissan Motor Co Ltd	7,161,541
63,000		Nisshin Seifun Group, Inc	787,274
30,999	*,e	Nisshin Steel Holdings Co Ltd	205,417
20,800	e	Nissin Food Products Co Ltd	786,525
12,000		Nitori Co Ltd	979,958
56,900		Nitto Denko Corp	2,584,852
128,100	e	NKSJ Holdings, Inc	2,335,203
34,500		NOK Corp	553,498
1,252,000	e	Nomura Holdings, Inc	4,525,796
31,700		Nomura Real Estate Holdings, Inc	569,008
100		Nomura Real Estate Office Fund, Inc	629,107
34,800	e	Nomura Research Institute Ltd	739,731
150,000		NSK Ltd	823,879

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

178,000	e	NTN Corp	$319,335
433		NTT Data Corp	1,411,271
5,246		NTT DoCoMo, Inc	7,601,590
421		NTT Urban Development Corp	346,900
226,000		Obayashi Corp	1,011,046
214,000	e	Odakyu Electric Railway Co Ltd	2,270,707
266,000	e	OJI Paper Co Ltd	780,018
75,700	*	Olympus Corp	1,322,653
70,000		Omron Corp	1,395,540
28,700		Ono Pharmaceutical Co Ltd	1,732,880
12,800		Oracle Corp Japan	569,233
17,400		Oriental Land Co Ltd	2,373,446
36,170	e	ORIX Corp	3,715,019
644,000		Osaka Gas Co Ltd	2,654,262
5,300		Otsuka Corp	432,116
124,400		Otsuka Holdings KK	3,834,949
249,600	e	Rakuten, Inc	2,243,707
646,500		Resona Holdings, Inc	2,797,531
218,000	e	Ricoh Co Ltd	1,824,416
10,900		Rinnai Corp	744,475
32,800		Rohm Co Ltd	1,059,318
16,300	e	Sankyo Co Ltd	738,492
16,200	e	Sanrio Co Ltd	533,381
25,600		Santen Pharmaceutical Co Ltd	1,121,422
77,400	e	SBI Holdings, Inc	542,029
72,200		Secom Co Ltd	3,677,438
69,400		Sega Sammy Holdings, Inc	1,308,080
45,800	e	Seiko Epson Corp	254,701
148,000		Sekisui Chemical Co Ltd	1,215,471
186,000		Sekisui House Ltd	1,901,844
259,000		Seven & I Holdings Co Ltd	7,987,403
192,600		Seven Bank Ltd	550,647
356,000	e	Sharp Corp	767,991
60,300		Shikoku Electric Power Co, Inc	644,690
79,000	e	Shimadzu Corp	532,003
7,400		Shimamura Co Ltd	771,327
25,500		Shimano, Inc	1,607,516
210,000		Shimizu Corp	702,560
141,200		Shin-Etsu Chemical Co Ltd	7,972,595
506,000		Shinsei Bank Ltd	741,846
102,600		Shionogi & Co Ltd	1,703,356
124,500	e	Shiseido Co Ltd	1,575,583
183,000		Shizuoka Bank Ltd	1,871,720
81,500	*	Shoei Co Ltd	648,554
472,000	e	Showa Denko KK	721,999
67,800		Showa Shell Sekiyu KK	377,456
18,500		SMC Corp	2,916,684
305,000		Softbank Corp	9,632,594
458,700	e	Sojitz Holdings Corp	569,428
345,100		Sony Corp	4,086,119
60,400		Sony Financial Holdings, Inc	1,077,093
21,800		Square Enix Co Ltd	307,299

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

51,000		Stanley Electric Co Ltd	$701,843
46,200	*	Sumco Corp	316,866
516,009	e	Sumitomo Chemical Co Ltd	1,450,127
388,200		Sumitomo Corp	5,292,250
259,800		Sumitomo Electric Industries Ltd	2,794,849
201,000		Sumitomo Heavy Industries Ltd	720,621
180,000	e	Sumitomo Metal Mining Co Ltd	2,370,568
462,300		Sumitomo Mitsui Financial Group, Inc	14,126,492
123,000		Sumitomo Realty & Development Co Ltd	3,398,749
57,200		Sumitomo Rubber Industries, Inc	674,341
63,000		Suruga Bank Ltd	756,568
24,900		Suzuken Co Ltd	786,010
125,100		Suzuki Motor Corp	2,837,120
25,000		Sysmex Corp	1,175,518
199,600		T&D Holdings, Inc	2,181,078
389,000		Taiheiyo Cement Corp	829,293
360,000		Taisei Corp	992,583
12,200	e	Taisho Pharmaceutical Holdings Co Ltd	985,281
83,000		Taiyo Nippon Sanso Corp	455,551
88,000	e	Takashimaya Co Ltd	578,804
271,400		Takeda Pharmaceutical Co Ltd	12,614,895
78,000		Tanabe Seiyaku Co Ltd	1,124,342
42,500	e	TDK Corp	1,598,167
316,000	e	Teijin Ltd	724,689
52,400		Terumo Corp	2,256,908
43,100	e	THK Co Ltd	716,506
350,000		Tobu Railway Co Ltd	1,859,874
37,800		Toho Co Ltd	659,274
144,000	e	Toho Gas Co Ltd	872,768
157,700	*	Tohoku Electric Power Co, Inc	1,161,633
515,400	*,e	Tokyo Electric Power Co, Inc	841,368
58,800		Tokyo Electron Ltd	2,647,784
847,000		Tokyo Gas Co Ltd	4,488,189
391,000		Tokyu Corp	1,988,895
151,000		Tokyu Land Corp	847,702
95,000	e	TonenGeneral Sekiyu KK	862,136
186,000	e	Toppan Printing Co Ltd	1,075,017
505,000		Toray Industries, Inc	2,947,768
1,385,000		Toshiba Corp	5,146,228
196,000	e	Tosoh Corp	383,693
93,000	e	Toto Ltd	696,988
50,900		Toyo Seikan Kaisha Ltd	541,134
30,000		Toyo Suisan Kaisha Ltd	747,590
21,800	e	Toyoda Gosei Co Ltd	429,310
22,300	e	Toyota Boshoku Corp	211,445
54,300		Toyota Industries Corp	1,553,612
948,900		Toyota Motor Corp	36,586,877
73,400		Toyota Tsusho Corp	1,603,258
36,600		Trend Micro, Inc	1,025,976
20,300	e	Tsumura & Co	649,165
345,000		UBE Industries Ltd	787,968
39,400	e	Uni-Charm Corp	2,131,734

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

35,900		Ushio, Inc	$378,785
7,410	e	USS Co Ltd	779,103
58,300		West Japan Railway Co	2,545,245
5,009		Yahoo! Japan Corp	1,723,833
33,400	e	Yakult Honsha Co Ltd	1,556,003
29,990	e	Yamada Denki Co Ltd	1,301,015
70,000		Yamaguchi Financial Group, Inc	579,978
52,400		Yamaha Corp	470,886
94,300	e	Yamaha Motor Co Ltd	900,386
15,900	e	Yamato Kogyo Co Ltd	446,620
128,600	e	Yamato Transport Co Ltd	1,959,049
37,000		Yamazaki Baking Co Ltd	444,698
78,000	e	Yaskawa Electric Corp	559,024
67,300		Yokogawa Electric Corp	766,090

		TOTAL JAPAN	696,843,265

JERSEY, C.I. - 0.1%
29,966		Randgold Resources Ltd	3,582,059

		TOTAL JERSEY, C.I.	3,582,059

LUXEMBOURG - 0.4%
322,535		ArcelorMittal	4,768,518
21,677		Millicom International Cellular S.A.	1,871,469
104,567		SES Global S.A.	2,894,416
162,508	e	Tenaris S.A.	3,046,145

		TOTAL LUXEMBOURG	12,580,548

MACAU - 0.1%
836,400	e	Sands China Ltd	3,126,553
541,200	e	Wynn Macau Ltd	1,524,634

		TOTAL MACAU	4,651,187

MEXICO - 0.1%
61,623		Fresnillo plc	1,913,099

		TOTAL MEXICO	1,913,099

NETHERLANDS - 4.8%
593,089		Aegon NV	3,316,939
80,755		Akzo Nobel NV	4,395,338
144,179		ASML Holding NV	7,925,843
24,891		Boskalis Westminster	949,358
21,495		Corio NV	957,556
203,563	*	D.E Master Blenders 1753 NV	2,496,742
48,476		Delta Lloyd NV	806,181
52,953		DSM NV	2,723,048
141,891		European Aeronautic Defence and Space Co	5,049,893
23,891		Fugro NV	1,616,789
27,231	e	Gemalto NV	2,459,512
35,109		Heineken Holding NV	1,783,807
79,290		Heineken NV	4,893,204
1,318,855	*	ING Groep NV	11,735,339

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

358,781		Koninklijke Ahold NV	$4,568,913
357,494		Koninklijke Philips Electronics NV	8,953,813
24,159		Koninklijke Vopak NV	1,681,955
80,853	*	Qiagen N.V.	1,408,544
41,500		Randstad Holdings NV	1,356,859
237,050		Reed Elsevier NV	3,182,041
1,270,546		Royal Dutch Shell plc (A Shares)	43,595,875
908,857		Royal Dutch Shell plc (B Shares)	32,148,452
344,152		Royal KPN NV	2,169,411
60,590	*	SBM Offshore NV	793,174
112,856		TNT Express NV	1,189,198
560,135	e	Unilever NV	20,587,545
104,500		Wolters Kluwer NV	2,021,778

		TOTAL NETHERLANDS	174,767,107

NEW ZEALAND - 0.1%
315,378		Auckland International Airport Ltd	695,678
123,951	*	Contact Energy Ltd	564,427
234,751	e	Fletcher Building Ltd	1,357,785
200,478		Sky City Entertainment Group Ltd	639,420
650,705		Telecom Corp of New Zealand Ltd	1,286,361

		TOTAL NEW ZEALAND	4,543,671

NORWAY - 0.9%
57,163		Aker Kvaerner ASA	1,126,477
335,832		DNB NOR Holding ASA	4,198,439
70,147	e	Gjensidige Forsikring BA	1,024,294
319,833	e	Norsk Hydro ASA	1,439,895
264,029		Orkla ASA	2,091,538
121,302	e	SeaDrill Ltd	4,915,188
383,075		Statoil ASA	9,434,733
248,141		Telenor ASA	4,880,467
64,290		Yara International ASA	3,029,916

		TOTAL NORWAY	32,140,947

PORTUGAL - 0.2%
688,449	*	Banco Espirito Santo S.A.	670,030
655,271		Energias de Portugal S.A.	1,781,109
77,870		Galp Energia SGPS S.A.	1,246,533
75,600	e	Jeronimo Martins SGPS S.A.	1,323,457
218,859	e	Portugal Telecom SGPS S.A.	1,100,939

		TOTAL PORTUGAL	6,122,068

SINGAPORE - 1.7%
661,960		Ascendas Real Estate Investment Trust	1,277,216
884,000		CapitaLand Ltd	2,354,221
806,330		CapitaMall Trust	1,387,371
489,000	e	CapitaMalls Asia Ltd	737,907
173,400	e	City Developments Ltd	1,619,035
663,000		ComfortDelgro Corp Ltd	916,837
623,500		DBS Group Holdings Ltd	7,080,734
319,000	e	Fraser and Neave Ltd	2,389,986

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

2,117,400	e	Genting International plc	$2,300,090
715,000		Global Logistic Properties	1,500,135
2,310,647	e	Golden Agri-Resources Ltd	1,180,129
37,009	e	Jardine Cycle & Carriage Ltd	1,489,048
494,400		Keppel Corp Ltd	4,301,511
255,000	e	Keppel Land Ltd	706,350
276,250	*,e	Neptune Orient Lines Ltd	261,459
560,700	e	Olam International Ltd	900,710
885,520		Oversea-Chinese Banking Corp	6,581,504
331,460		SembCorp Industries Ltd	1,471,038
281,600	e	SembCorp Marine Ltd	1,081,682
180,933		Singapore Airlines Ltd	1,568,069
295,000	e	Singapore Exchange Ltd	1,621,372
562,000	e	Singapore Press Holdings Ltd	1,858,240
528,000		Singapore Technologies Engineering Ltd	1,519,623
2,741,403		Singapore Telecommunications Ltd	7,220,893
207,000		StarHub Ltd	622,782
437,000		United Overseas Bank Ltd	6,516,881
157,000		United Overseas Land Ltd	726,442
662,000	e	Wilmar International Ltd	1,671,050

		TOTAL SINGAPORE	62,862,315

SPAIN - 2.9%
125,902	e	Abertis Infraestructuras S.A. (Continuous)	1,901,601
7,716		Acciona S.A.	474,273
31,134	e	Acerinox S.A.	324,984
49,860	e	ACS Actividades Cons y Servicios S.A.	1,065,539
107,716		Amadeus IT Holding S.A.	2,668,375
1,851,212		Banco Bilbao Vizcaya Argentaria S.A.	15,468,625
964,707	*,e	Banco de Sabadell S.A.	2,352,385
449,443	e	Banco Popular Espanol S.A.	702,830
3,386,490		Banco Santander Central Hispano S.A.	25,497,577
357,459	*,e	Bankia SAU	539,543
138,659		Cintra Concesiones de Infraestructuras de Transporte S.A.	1,962,064
266,475	e	Corp Mapfre S.A.	739,210
279,035	e	Criteria Caixacorp S.A.	1,059,729
212,948		Distribuidora Internacional de Alimentacion S.A.	1,290,072
61,668		Enagas	1,226,736
119,659		Gas Natural SDG S.A.	1,859,103
51,642	*,e	Grifols S.A.	1,793,567
1,335,994		Iberdrola S.A.	6,919,057
75,071	e	Inditex S.A.	9,585,973
37,270		Red Electrica de Espana	1,748,699
280,930		Repsol YPF S.A.	5,630,052
1,386,547		Telefonica S.A.	18,300,734
51,122	e	Zardoya Otis S.A.	632,325

		TOTAL SPAIN	103,743,053

SWEDEN - 3.0%
115,332		Alfa Laval AB	2,006,446
114,159		Assa Abloy AB (Class B)	3,803,287
231,059		Atlas Copco AB (A Shares)	5,682,022

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

134,359		Atlas Copco AB (B Shares)	$2,946,252
94,902		Boliden AB	1,663,033
82,799		Electrolux AB (Series B)	2,122,604
126,847	e	Elekta AB (B Shares)	1,805,701
1,034,971		Ericsson (LM) (B Shares)	9,168,881
69,213	e	Getinge AB (B Shares)	2,129,832
326,564		Hennes & Mauritz AB (B Shares)	11,072,634
81,589		Hexagon AB (B Shares)	1,884,809
18,032		Holmen AB (B Shares)	531,393
136,434		Husqvarna AB (B Shares)	792,495
41,547		Industrivarden AB	586,810
157,282		Investor AB (B Shares)	3,471,879
70,840		Kinnevik Investment AB (Series B)	1,355,619
76,417	*	Lundin Petroleum AB	1,833,548
15,471		Modern Times Group AB (B Shares)	471,935
904,973		Nordea Bank AB	8,225,886
63,731	e	Ratos AB (B Shares)	547,198
345,702		Sandvik AB	4,803,701
110,153		Scania AB (B Shares)	2,101,791
106,849		Securitas AB (B Shares)	778,151
485,823		Skandinaviska Enskilda Banken AB (Class A)	4,031,256
130,271	e	Skanska AB (B Shares)	2,040,702
134,911		SKF AB (B Shares)	3,044,639
54,333	e	Ssab Svenskt Stal AB (Series A)	389,229
199,955		Svenska Cellulosa AB (B Shares)	3,898,361
169,757		Svenska Handelsbanken (A Shares)	5,825,580
282,948		Swedbank AB (A Shares)	5,255,613
71,039		Swedish Match AB	2,422,060
109,216		Tele2 AB (B Shares)	1,823,125
742,255		TeliaSonera AB	4,879,754
479,369		Volvo AB (B Shares)	6,468,709

		TOTAL SWEDEN	109,864,935

SWITZERLAND - 8.8%
756,217		ABB Ltd	13,657,214
38,303		Actelion Ltd	1,848,789
45,673		Adecco S.A.	2,214,794
30,072		Aryzta AG.	1,502,322
16,428		Baloise Holding AG.	1,371,179
1,033		Banque Cantonale Vaudoise	547,391
609		Barry Callebaut AG.	581,637
179,528		Compagnie Financiere Richemont S.A.	11,651,007
420,899		Credit Suisse Group	9,788,153
12,957		Geberit AG.	2,676,204
2,848		Givaudan S.A.	2,848,818
1,309,941	e	Glencore International AG.	7,269,185
78,884		Holcim Ltd	5,383,533
78,384		Julius Baer Group Ltd	2,720,067
62,099		Julius Baer Holding AG.	868,479
18,565		Kuehne & Nagel International AG.	2,171,792
313		Lindt & Spruengli AG.	989,109
36		Lindt & Spruengli AG. (Reg)	1,310,456

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

18,506		Lonza Group AG.	$938,591
1,134,882		Nestle S.A.	72,051,583
790,914		Novartis AG.	47,692,544
8,731		Pargesa Holding S.A.	587,891
4,665		Partners Group	987,523
16,912		Phonak Holding AG.	1,702,980
241,633		Roche Holding AG.	46,544,580
16,587		Schindler Holding AG.	2,189,094
7,531		Schindler Holding AG. (Reg)	974,429
1,884		SGS S.A.	3,993,929
740		Sika AG.	1,542,028
218,973		STMicroelectronics NV	1,289,699
2,831	e	Straumann Holding AG.	348,845
8,298		Sulzer AG.	1,203,267
10,597		Swatch Group AG.	4,386,384
15,103		Swatch Group AG. Reg	1,098,525
10,232		Swiss Life Holding	1,292,169
16,612		Swiss Prime Site AG.	1,386,860
121,516		Swiss Re Ltd	8,408,586
7,995		Swisscom AG.	3,328,009
32,539		Syngenta AG.	12,686,613
120,615		Transocean Ltd	5,517,403
1,253,527		UBS AG. (Switzerland)	18,807,405
50,726		Zurich Financial Services AG.	12,504,957

		TOTAL SWITZERLAND	320,864,023

UNITED KINGDOM - 20.0%
336,102		3i Group plc	1,171,623
296,467		Aberdeen Asset Management plc	1,554,931
97,061	e	Acergy S.A.	2,127,776
70,130		Admiral Group plc	1,256,697
92,254		Aggreko plc	3,208,590
110,726		AMEC plc	1,899,808
478,152		Anglo American plc (London)	14,733,877
135,746		Antofagasta plc	2,761,630
472,572		ARM Holdings plc	5,092,217
122,233		Associated British Foods plc	2,735,394
433,990		AstraZeneca plc	20,126,179
1,005,593		Aviva plc	5,385,345
123,325		Babcock International Group	1,949,448
1,116,445		BAE Systems plc	5,634,974
228,833		Balfour Beatty plc	1,166,449
3,998,477		Barclays plc	14,785,289
1,167,815		BG Group plc	21,682,680
726,581		BHP Billiton plc	23,287,800
6,541,468		BP plc	46,716,516
672,634		British American Tobacco plc	33,362,352
288,476		British Land Co plc	2,464,069
376,746		British Sky Broadcasting plc	4,311,804
2,683,731		BT Group plc	9,222,871
113,875		Bunzl plc	1,886,269
150,825		Burberry Group plc	2,845,764

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

224,515		Capita Group plc	$2,623,272
62,740		Carnival plc	2,499,087
1,779,955		Centrica plc	9,318,629
375,871		Cobham plc	1,306,749
649,027		Compass Group plc	7,131,516
46,609		Croda International plc	1,659,477
861,786		Diageo plc	24,637,168
85,867		Eurasian Natural Resources Corp	455,187
119,994		Evraz plc	457,845
346,808		Experian Group Ltd	6,000,111
534,193		GKN plc	1,796,704
1,724,592		GlaxoSmithKline plc	38,643,680
484,712		Group 4 Securicor plc	2,039,949
243,302		Hammerson plc	1,855,334
6,244,308		HSBC Holdings plc	61,564,398
191,724		ICAP plc	1,008,663
110,353		IMI plc	1,703,830
342,312		Imperial Tobacco Group plc	12,946,031
154,011		Inmarsat plc	1,410,943
94,486		InterContinental Hotels Group plc	2,337,751
314,279	*	International Consolidated Airlines	827,303
55,299		Intertek Group plc	2,520,648
282,686		Invensys plc	1,042,329
179,350		Investec plc	1,057,643
1,276,864		ITV plc	1,787,624
418,946		J Sainsbury plc	2,402,072
70,517		Johnson Matthey plc	2,566,002
74,327		Kazakhmys plc	852,770
814,726		Kingfisher plc	3,814,552
266,908		Land Securities Group plc	3,468,522
2,023,914		Legal & General Group plc	4,387,282
186,209		Liberty International plc	1,002,335
14,521,336	*	Lloyds TSB Group plc	9,562,323
59,148		London Stock Exchange Group plc	933,274
53,843	e	Lonmin plc	446,785
645,657		Man Group plc	820,478
552,396		Marks & Spencer Group plc	3,515,777
267,945		Meggitt plc	1,671,186
414,175		Melrose plc	1,613,345
1,226,717		National Grid plc	13,990,150
56,999		Next plc	3,285,779
1,675,894		Old Mutual plc	4,664,777
280,779		Pearson plc	5,645,603
89,225		Petrofac Ltd	2,316,465
878,117		Prudential plc	12,059,697
223,797		Reckitt Benckiser Group plc	13,558,552
419,024		Reed Elsevier plc	4,104,474
469,809		Resolution Ltd	1,656,374
300,701		Rexam plc	2,171,239
461,117		Rio Tinto plc	23,035,750
643,577		Rolls-Royce Group plc	8,893,836
47,330,900	*,m	Rolls-Royce Holdings plc	76,380

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY			VALUE

1,213,969		Royal & Sun Alliance Insurance Group plc			$2,203,530
717,544	*	Royal Bank of Scotland Group plc			3,203,899
328,694		SABMiller plc			14,106,895
435,693		Sage Group plc			2,188,282
37,669		Schroders plc			929,488
324,569		Scottish & Southern Energy plc			7,591,414
246,722		Segro plc			945,996
171,230		Serco Group plc			1,567,380
81,767		Severn Trent plc			2,120,642
308,304		Smith & Nephew plc			3,260,362
134,655		Smiths Group plc			2,300,815
822,477		Standard Chartered plc			19,473,414
811,070		Standard Life plc			3,829,723
159,618		Tate & Lyle plc			1,870,874
2,762,992		Tesco plc			14,296,905
153,676	e	TUI Travel plc			623,508
311,573		Tullow Oil plc			7,078,550
441,140		Unilever plc			16,455,907
234,288		United Utilities Group plc			2,561,548
16,965,504		Vodafone Group plc			46,072,058
73,099	e	Weir Group plc			2,060,038
61,812		Whitbread plc			2,349,044
799,787		WM Morrison Supermarkets plc			3,462,877
98,216		Wolseley plc			4,305,528
723,187		Xstrata plc			11,456,266

		TOTAL UNITED KINGDOM			728,832,945

UNITED STATES - 0.3%
201,799	d	iShares MSCI EAFE Index Fund			10,810,372

		TOTAL UNITED STATES			10,810,372

		TOTAL COMMON STOCKS			3,572,622,386

		(Cost $3,614,717,012)

RIGHTS / WARRANTS - 0.0%
AUSTRALIA - 0.0%
989,098	m	GPT Group			0

		TOTAL AUSTRALIA			0

SPAIN - 0.0%
3,279,082		Banco Santander S.A.			646,028

		TOTAL SPAIN			646,028

		TOTAL RIGHTS / WARRANTS			646,028

		(Cost $641,955)

PRINCIPAL		ISSUER	RATE	MATURITY DATE

SHORT-TERM INVESTMENTS - 6.3%
TREASURY DEBT - 1.4%
$25,000,000		United States Treasury Bill	0.095%	11/01/12	25,000,000

TIAA-CREF FUNDS - International Equity Index Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

$27,000,000		United States Treasury Bill	0.095%	12/13/12	$26,997,007

		TOTAL TREASURY DEBT			51,997,007

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.9%
177,024,469	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street
		Navigator Securities Lending Trust			177,024,469

		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			177,024,469

		TOTAL SHORT-TERM INVESTMENTS			229,021,476

		(Cost $229,021,476)

		TOTAL INVESTMENTS - 104.4%			3,802,289,890
		(Cost $3,844,380,443)
		OTHER ASSETS & LIABILITIES, NET - (4.4)%			(161,531,381)

		NET ASSETS - 100.0%			$3,640,758,509

		Abbreviation(s):
		ADR American Depositary Receipt
		REIT Real Estate Investment Trust

	*	Non-income producing.
	a	Affiliated holding.
	c	Investments made with cash collateral received from securities on loan.
	d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $167,886,622.
	m	Indicates a security that has been deemed illiquid.

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2012

SECTOR	VALUE	% OF NET ASSETS

FINANCIALS	$868,913,335	23.7%
INDUSTRIALS	442,789,234	12.2
CONSUMER STAPLES	424,015,975	11.7
CONSUMER DISCRETIONARY	362,270,772	10.0
HEALTH CARE	360,446,638	9.9
MATERIALS	344,947,273	9.5
ENERGY	292,383,298	8.0
TELECOMMUNICATION SERVICES	181,679,699	5.0
INFORMATION TECHNOLOGY	152,978,109	4.2
UTILITIES	142,844,081	3.9
SHORT-TERM INVESTMENTS	229,021,476	6.3
OTHER ASSETS & LIABILITIES, NET	(161,531,381)	(4.4)

NET ASSETS	$3,640,758,509	100.0%

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

We have audited the financial statements of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (twenty of the portfolios constituting the TIAA-CREF Funds, hereinafter referred to as the "Funds") at October 31, 2012 and for the year then ended and have issued our unqualified report thereon dated December 18, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of each of the Fund's schedule of investments in securities (the Schedules) as of October 31, 2012 appearing in Item 6 of this Form N-CSR. The Schedules are the responsibility of the Funds' management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
December 18, 2012

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

          (a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

          (b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers
12(a)(2)(i) Section 302 certification of the principal executive officer
12(a)(2)(ii) Section 302 certification of the principal financial officer
12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated:	December 14, 2012	By:	/s/ Roger W. Ferguson, Jr.

Roger W. Ferguson, Jr.
Principal Executive Officer and President

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated:	December 14, 2012	By:	/s/ Roger W. Ferguson, Jr.

Roger W. Ferguson, Jr.
Principal Executive Officer and President
(principal executive officer)

Dated:	December 14, 2012	By:	/s/ Phillip G. Goff

Phillip G. Goff
Principal Financial Officer, Principal Accounting Officer and Treasurer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers
12(a)(2)(i) Section 302 certification of the principal executive officer
12(a)(2)(ii) Section 302 certification of the principal financial officer
12(b) Section 906 certification of principal executive officer and principal financial officer